                                                 Registration Numbers 333-156911

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------
                                    FORM N-4



                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 6


                                 ------------
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  (Registrant)



                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  (Depositor)


            1300 HALL BOULEVARD, BLOOMFIELD, CONNECTICUT 06002-2910
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including area code: (860) 656-3000


                                 ------------
                              RICARDO A. ANZALDUA
                            EXECUTIVE VICE PRESIDENT
                                GENERAL COUNSEL
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
            1300 HALL BOULEVARD, BLOOMFIELD, CONNECTICUT 06002-2910
                    (Name and Address of Agent for Service)


                                 ------------
                                   Copies to:
Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on April 28, 2014 pursuant to paragraph (b) of Rule 485.


[ ] days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Allocated and Unallocated Group Variable Annuity Contracts
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


                    METLIFE RETIREMENT PERSPECTIVES ("MRP")

This prospectus describes MRP, Gold Track VSP (also referred to as "Very Small Plan" or "VSP"), and Unregistered Gold Track, each a group variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut (the "Company", "Us" or "We") designed to fund 401(k) Plans and Keoghs. The Company is not a party to the Plan. Under some circumstances the Plans may also enter into agreements for services from a Third Party Administrator, whose services are separate and distinct from the Contracts, and a separate fee is payable to the Third Party Administrator by the Plan. Amounts held under the Plans may be entitled to tax-deferred treatment under the Code. The Contract is not available to new purchasers. Current Contract Owners may make additional Purchase Payments and enroll new Participants in the Plan funded by the Contract.


Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if You are purchasing this Contract through a Plan, You should consider purchasing the Contract for its death benefit, Annuity option benefits or other non-tax related benefits.

The Contract's value will vary daily to reflect the investment experience of the Funding Options You select and the interest credited to the Fixed Account. The Funding Options available for all Contracts are:

  AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
  American Funds Global Growth Fund
  American Funds Growth Fund
  American Funds Growth-Income Fund
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2
  Contrafund(R) Portfolio
  Mid Cap Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2

  Templeton Developing Markets VIP Fund
  Templeton Foreign VIP Fund

JANUS ASPEN SERIES -- SERVICE SHARES
  Enterprise Portfolio
LEGG MASON PARTNERS INCOME TRUST -- CLASS A
  Western Asset Corporate Bond Fund
LEGG MASON PARTNERS VARIABLE EQUITY TRUST

  ClearBridge Variable Aggressive Growth Portfolio -- Class I

  ClearBridge Variable Appreciation Portfolio -- Class I
  ClearBridge Variable Equity Income Portfolio -- Class I
  ClearBridge Variable Large Cap Growth Portfolio -- Class I
  ClearBridge Variable Large Cap Value Portfolio -- Class I
  ClearBridge Variable Small Cap Growth Portfolio -- Class I
  Legg Mason Investment Counsel Variable Social Awareness Portfolio LEGG MASON PARTNERS VARIABLE INCOME TRUST -- CLASS I
  Western Asset Variable Global High Yield Bond Portfolio
MET INVESTORS SERIES TRUST
  American Funds(R) Balanced Allocation Portfolio -- Class C
  American Funds(R) Growth Allocation Portfolio -- Class C
  American Funds(R) Moderate Allocation Portfolio -- Class C

  BlackRock High Yield Portfolio -- Class A

  Clarion Global Real Estate Portfolio -- Class A

  ClearBridge Aggressive Growth Portfolio -- Class A

  Harris Oakmark International Portfolio -- Class A
  Invesco Comstock Portfolio -- Class B

  Invesco Mid Cap Value Portfolio -- Class B

  Invesco Small Cap Growth Portfolio -- Class A

  JPMorgan Small Cap Value Portfolio -- Class A

  Lord Abbett Bond Debenture Portfolio -- Class A
  MetLife Asset Allocation 100 Portfolio -- Class B

  MFS(R) Emerging Markets Equity Portfolio -- Class A
  MFS(R) Research International Portfolio -- Class B
  Oppenheimer Global Equity Portfolio -- Class E
  PIMCO Inflation Protected Bond Portfolio -- Class A
  PIMCO Total Return Portfolio -- Class B
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class A
  T. Rowe Price Large Cap Value Portfolio -- Class B
  Third Avenue Small Cap Value Portfolio -- Class B

  WMC Large Cap Research Portfolio -- Class E

METROPOLITAN SERIES FUND
  BlackRock Bond Income Portfolio -- Class A

  BlackRock Capital Appreciation Portfolio -- Class A

  BlackRock Large Cap Value Portfolio -- Class B

  BlackRock Money Market Portfolio -- Class E

  Frontier Mid Cap Growth Portfolio -- Class D
  Jennison Growth Portfolio -- Class A

  MetLife Asset Allocation 20 Portfolio -- Class B
  MetLife Asset Allocation 40 Portfolio -- Class B
  MetLife Asset Allocation 60 Portfolio -- Class B
  MetLife Asset Allocation 80 Portfolio -- Class B

  MetLife Stock Index Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class F
  MFS(R) Value Portfolio -- Class A
  Neuberger Berman Genesis Portfolio -- Class A
  T. Rowe Price Large Cap Growth Portfolio -- Class B
  T. Rowe Price Small Cap Growth Portfolio -- Class B
  Western Asset Management U.S. Government Portfolio -- Class A

  WMC Balanced Portfolio -- Class A
  WMC Core Equity Opportunities Portfolio -- Class A


Certain Funding Options have been subject to a change. Please see "Appendix B -- Additional Information Regarding the Underlying Funds."

The Fixed Account is described in a separate prospectus. The Contract, certain Contract features and/or some of the Funding Options may not be available in all states.
The Contract, certain Contract features and/or some of the Funding Options may not be available in all states.


This prospectus sets forth the information that You should know before investing in the Contract. This prospectus should be kept for future reference. You can receive additional information about Your Contract by requesting a Statement of Additional Information ("SAI") dated April 28, 2014. We filed the SAI with the Securities and Exchange Commission ("SEC") and it is incorporated by reference into this prospectus. To request a copy, write to Us at 4700 Westown Parkway, Ste. 200, West Des Moines, IA 50266, call 1-800-842-9368, or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



                        PROSPECTUS DATED: APRIL 28, 2014

                              TABLE OF CONTENTS




                                                               PAGE
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
Glossary.....................................................    3
Summary......................................................    6
Fee Table....................................................    9
Condensed Financial Information..............................   14
The Annuity Contract and Your Retirement Plan................   14
The Annuity Contract.........................................   15
  General....................................................   15
  Contract Owner Inquiries...................................   15
  Allocated Contracts........................................   15
  Unallocated Contracts......................................   15
  Purchase Payments..........................................   16
  Crediting Purchase Payments................................   16
  Accumulation Units.........................................   16
  Valuation of Assets........................................   16
  Contract Value.............................................   17
  The Funding Options........................................   17
  Underlying Funds Which Are Fund of Funds...................   23
Charges And Deductions Under The Contract....................   23
  General....................................................   23
  Surrender Charge...........................................   24
  Daily Asset Charge.........................................   25
  Variable Liquidity Benefit Charge..........................   26
  Funding Option Charges.....................................   26
  Semi-Annual Administrative Charge..........................   26
  Installation Charge........................................   27
  TPA Administrative Charges.................................   27
  Premium Tax................................................   27
  Income Taxes...............................................   27
  Changes in Taxes Based upon Premium or Value...............   27
  Account Reduction Loan Fees................................   28
Transfers....................................................   28
  Transfers of Contract Value between Funding Options........   28
  Transfers from the Fixed Account...........................   28
  Restrictions on Transfers..................................   28
  Dollar Cost Averaging......................................   30
  Transfers from Funding Options to Contracts Not Issued
    by Us....................................................   31
  Transfers to or from Other Contracts Issued by Us..........   31
  Transfers from Contracts Not Issued by Us..................   31
Access To Your Money.........................................   31
  Systematic Withdrawals.....................................   31
  Account Reduction Loans....................................   32
OWNERSHIP PROVISIONS.........................................   32
  Types of Ownership.........................................   32
  Contract Owner.............................................   32
  Beneficiary................................................   32


                                                              PAGE
                                                              -----
  Annuitant..................................................   32
Death Benefit................................................   33
  Death Benefits Prior to the Maturity Date..................   33
The Annuity Period...........................................   33
  Maturity Date..............................................   33
  Allocation of Annuity......................................   34
  Variable Annuity...........................................   34
  Fixed Annuity..............................................   34
  Election of Options........................................   34
  Retired Life Certificate...................................   35
  Allocation of Cash Surrender Value During the Annuity
    Period...................................................   35
  Annuity Options............................................   35
  Variable Liquidity Benefit.................................   36
Miscellaneous Contract Provisions............................   36
  Contract and Participant's Individual Account
    Termination..............................................   36
  Suspension of Payments.....................................   37
  Misstatement...............................................   37
  Funding Options............................................   37
The Separate Account.........................................   38
  Performance Information....................................   38
Federal Tax Considerations...................................   38
  Qualified Annuity Contracts................................   39
Other Information............................................   43
  The Insurance Company......................................   43
  Financial Statements.......................................   44
  Distribution of the Contracts..............................   44
  Conformity with State and Federal Laws.....................   46
  Voting Rights..............................................   46
  Contract Modification......................................   46
  Postponement of Payment (the "Emergency
    Procedure")..............................................   46
  Restrictions on Financial Transactions.....................   46
  Legal Proceedings..........................................   46
Appendix A: Condensed Financial Information for MetLife
  of CT Separate Account QPN for Variable Annuities..........  A-1
Appendix B: Additional Information Regarding the
  Underlying Funds...........................................  B-1
Appendix C: Portfolio Legal And Marketing Names..............  C-1
Appendix D: Contents of The Statement of Additional
  Information................................................  D-1
Appendix E: Competing Funds..................................  E-1
Appendix F: Premium Tax Table................................  F-1

                                    GLOSSARY

ACCUMULATION PERIOD -- the period before the commencement of Annuity Payments.

ACCUMULATION UNIT -- an accounting unit of measure used to calculate Contract Values before Annuity Payments begin.

ANNUITANT -- a person on whose life the Maturity Date depends, and Annuity Payments are made.

ANNUITY -- payment of income for a stated period or amount.

ANNUITY PAYMENTS -- a series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.

ANNUITY PERIOD -- the period following commencement of Annuity Payments.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

BENEFICIARY(IES) -- the person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant's, Annuitant's or Contract Owner's death, as applicable.

CASH SURRENDER VALUE -- the Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other surrender charges not previously deducted.

CERTIFICATE -- (if applicable), the document issued to Participants under a master group Contract. Any reference in this prospectus to the Contract includes the underlying Certificate.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

COMPANY (WE, US, OUR) -- MetLife Insurance Company of Connecticut.


COMPETING FUND --- any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.


CONTRACT -- for convenience, means the Contract or Certificate, (if applicable). For example, Contract Year also means Certificate Year.

CONTRACT DATE -- the date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.

CONTRACT DISCONTINUANCE -- termination of the Contract by the Contract Owner of the Contract and all Certificates, if any.

CONTRACT OWNER -- the person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.

CONTRACT VALUE/ACCOUNT VALUE/CASH VALUE -- the value of the Accumulation Units in Your Account (or a Participant's Individual Account, if applicable) less any reductions for administrative charges, (hereinafter referred to in the prospectus as Contract Value).

CONTRACT YEAR -- twelve month periods beginning with the Contract Date, or any anniversary thereof.


DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.


ERISA -- The Employee Retirement Income Security Act of 1974, as amended, and all related laws and regulations which are in effect during the term of this Contract.

ERISA DISCLOSURE AND ACKNOWLEDGMENT FORM -- the document required under the Employee Retirement Income Security Act regarding commissions paid to agents involved in the Contract sale.

EXCESS PLAN CONTRIBUTIONS -- Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator.

FIXED ACCOUNT -- an account that consists of all of the assets under the Contract other than those in the Separate Account. The Fixed Account is part of the general assets of the Company.

FIXED ANNUITY -- an Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.

FUNDING OPTIONS -- the variable investment options to which Purchase Payments under the Contract may be allocated.

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact Us or Your sales representative before submitting the form or request.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut, 1300 Hall Boulevard, Bloomfield, CT 06002-2910, or any other office that We may designate for the purpose of administering this Contract. The office that administers Your Contract is located at 4700 Westown Parkway, Ste. 200, West Des Moines, Iowa 50266.

INDIVIDUAL ACCOUNT -- an account which Accumulation Units are credited to a Participant or Beneficiary under the Contract.

MATURITY DATE/ANNUITY COMMENCEMENT DATE -- the date on which the Annuity Payments are to begin, (hereinafter referred to in the prospectus as Maturity
Date).

PARTICIPANT -- an individual participating under a group Contract or an eligible person who is a member in the Plan.

PAYMENT OPTION -- an Annuity or income option elected under Your Contract.

PLAN -- for a group Contract, the Plan or the arrangement used in a retirement Plan or program whereby the Purchase Payments and any gains are intended to qualify under Sections 401, 403(b) or 457 of the Code.

PLAN ADMINISTRATOR -- the corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.

PLAN TERMINATION -- termination of Your Plan, including partial Plan Termination, as determined by Us.

PLAN TRUSTEE -- the trustee specified in the Contract specifications.

PREMIUM TAX -- the amount of tax, if any, charged by the state or municipality.

PURCHASE PAYMENTS -- the premium payment(s) applied to the Contract, less any Premium Taxes, (if applicable).

QUALIFIED CONTRACT -- a Contract used in a retirement Plan or program that is intended to qualify under Sections 401, 403, 408, 414(d) or 457 of the Code.

SEPARATE ACCOUNT -- a segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

THIRD PARTY ADMINISTRATOR ("TPA") -- an entity that has separately contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission ("SEC") in which the Subaccounts invest.

VALUATION DATE -- a day on which the New York Stock Exchange ("NYSE") is open for business. The value of each Subaccount is determined as of the close of the NYSE on such days.

VALUATION PERIOD -- the period between the end of one Valuation Date and the end of the next Valuation Date.

VARIABLE ANNUITY -- an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

WRITTEN REQUEST -- written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Home Office.

YOU, YOUR -- "You", depending on the context, may be the Certificate holder, the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust, or a Plan (or the employer purchaser who has purchased the Contract on behalf of the Plan).

YOUR ACCOUNT -- Accumulation Units credited to You under this Contract.

                                    SUMMARY:
                    METLIFE RETIREMENT PERSPECTIVES ANNUITY
THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACTS? The Contracts offered by MetLife Insurance Company of Connecticut are designed for use in conjunction with certain qualified Plans including tax-qualified pension or profit-sharing Plans under Section 401 of the Code. The minimum Purchase Payment allowed is an average of $1,000 annually per Participant's Individual Account, or $10,000 annually per Contract. The maximum Purchase Payment allowed without Company approval is $3,000,000.

Because of the size of these Contracts, the possible involvement of Third Party Administrators ("TPAs"), the allocated or unallocated nature of the Contract, and a competitive bidding process, which may include negotiation, many of the charges imposed in the Contract are likely to vary from one Plan to the next. The Contract design allows the Company maximum flexibility, within the limitations imposed by law, to "custom design" a charge structure that is likely to be acceptable to a particular prospective Contract Owner.

We offer a group allocated Contract designed to record information for all present and future Participants under the Contract. At the Contract Owner's direction, We will establish Participant Individual Accounts for each Participant in the Plan. All Purchase Payments are allocated among the available Funding Options and/or the Fixed Account under the Contract, as directed by the Contract Owner. We guarantee money directed to the Fixed Account as to principal and interest. If the Contract Owner provides written authorization, Participants can make individual allocations among the available Funding Options selected by the Plan. We will satisfy distribution requests from the Participant's Individual Accounts.

We also offer an unallocated Annuity Contract, designed for use with certain Plans where the employer has secured the services of a TPA to provide, among other things, Participant level recordkeeping services. All Purchase Payments are allocated among the available Funding Options under the Contract, as directed by the Contract Owner. There are not individual allocations under the unallocated Contracts for individual Participants. The Contract Owner, through the TPA, must maintain records of the account balance for each Participant.

The Contract, like all deferred Variable Annuity contracts, has two phases: the accumulation phase and the payout phase (Annuity Period). During the accumulation phase generally, pre-tax contributions accumulate on a tax-deferred basis and are taxed as income upon withdrawal, presumably when the Participant is in a lower tax bracket. The payout phase occurs when amounts attributable to a Participant are distributed from the Contract. The amount of money accumulated in the Contract determines the amount of income paid out during the payout phase.

During the payout phase, Participants may choose to receive Annuity Payments in the form of a Variable Annuity, a Fixed Annuity or a combination of both.

Once Participants choose one of the Annuity options and begin to receive payments, it cannot be changed. During the payout phase, Participants have the same investment choices they had during the accumulation phase. If amounts are directed to the Funding Options, the dollar amount of the payments may increase or decrease.

WHO IS THE CONTRACT ISSUED TO? The Contract is issued to a Plan Trustee. Where We refer to "You," We are referring to the Plan Trustee. The Contracts may be issued on either an allocated or an unallocated basis. Both the allocated and unallocated Contracts provide for fixed (general account) and variable (Separate Account) accumulations and Annuity payouts. Where We refer to Your Contract, We are referring to a group Contract. We hold all Purchase Payments under the Contract at Your direction. As Contract Owner, You have all rights in and obligations of the Contract. For unallocated Contracts, We will take direction only from You or Your designee regarding amounts held in the Contract. For allocated Contracts, You may authorize Us to take direction from Plan Participants regarding allocation of their Individual Account balances, Dollar Cost Averaging ("DCA"), transfers and auto-rebalancing.

Depending on Your retirement Plan provisions, certain features and/or Funding Options described in this prospectus may not be available to You (for example, DCA, automatic rebalancing, systematic withdrawals, etc.). Your retirement Plan provisions supersede the prospectus. If Participants have any questions about Your specific retirement Plan, contact Your Plan Administrators.

The Contract may not currently be available for sale in all states. Contracts issued in Your state may provide different features and benefits and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

The Contract is not available to new purchasers. Current Contract Owners may make additional Purchase Payments and enroll new Participants.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE FUNDING OPTIONS AND HOW THEY OPERATE? The Funding Options represent Subaccounts of the Separate Account. You can direct the Separate Account, through its Subaccounts, to use Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. If the Contract is an allocated Contract, You can authorize Participants to direct their Purchase Payments to purchase shares of one or more of the Underlying Funds. Depending on which Subaccounts You (or for allocated Contracts, Participants) select, the Underlying Funds may be retail funds that are available to the public or they may be mutual funds that are only available to insurance company separate accounts. Depending on market conditions, You (or for allocated Contracts, Participants) may make or lose money in any of these Funding Options.

You can transfer among the Funding Options without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, We would always allow one transfer every six months. We reserve the right to restrict transfers that We determine will disadvantage other Contract Owners. You may also transfer between the Fixed Account and the non-competing Funding Options at least once every six months, provided no more than 20% of the fixed Contract Value is transferred out in any Contract Year. Additional restrictions may apply. Amounts previously transferred from the Fixed Account to the Funding Options may not be transferred back to the Fixed Account for a period of at least three months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. For allocated Contracts We may deduct a semi-annual Contract administrative charge of $15 from each Participant's Individual Account. We deduct a maximum Daily Asset Charge (also called the mortality and expense risk charge or M&E charge) of 1.50% (1.30% for unallocated Contracts in Florida) of the amounts You or Participants direct to the Funding Options. Each Funding Option also charges for management costs and other expenses.

The Contract will specify whether a surrender charge or a contingent deferred sales charge applies to amounts withdrawn from the Contract. Only one of the charges will apply to Your Contract. The amount of the surrender charge depends on the aggregate assets in the Contract at the time the Contract is issued and the length of time the Contract has been in force. For Contracts with aggregate assets less than $1,000,000 as of the Contract's effective date, the maximum surrender charge is 5% of the amount surrendered in the first Contract Year, 4% in year two, 3% in year three, 2% in year four, 1% in year five, and 0% beginning in the sixth year. Contracts with aggregate assets of $1,000,000 or more as of the Contract's effective date will not have a surrender charge. For Contracts issued before May 24, 2005, the maximum surrender charge is 5% of the amount surrendered in the first two Contract Years, up to 4% in years three and four, up to 3% in years five and six, up to 2% in years seven and eight, and 0% beginning in the ninth year. Contracts issued prior to May 24, 2005 may instead provide for a contingent deferred sales charge. The maximum contingent deferred sales charge is 5.5% of each Purchase Payment for a period of five years from the date the Purchase Payment was made.

If You withdraw all amounts under the Contract, or if You or Participants begin receiving Annuity/income Payments, We may be required by Your state to deduct a Premium Tax.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn. Please refer to the "The Annuity Period" section for a description of this benefit.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments You make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, Participants will be taxed on Purchase Payments allocated to their Individual Account and on any earnings upon a withdrawal or receipt of Annuity Payments. If a Participant is younger than 59 1/2 when he or she makes a withdrawal, the Participant may be charged a 10% federal penalty tax on the amount withdrawn. Participants may be required by federal tax laws to begin receiving payments from their Individual Account Annuity or risk paying a penalty tax.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? For allocated Contracts, a death benefit is provided in the event of death of the Participant under a Participant's Individual Account prior to the earlier of the Participant's 75th birthday or the Maturity Date. For unallocated Contracts, a death benefit is only available with the Company's approval, and may not be available in all jurisdictions. Any amounts paid will be reduced by any applicable Premium Tax, outstanding loans or surrenders not previously deducted.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features You may be interested in. These include:

   o DOLLAR COST AVERAGING. This is a program that allows You to invest a fixed amount of money in Funding Options each month, theoretically giving You a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

   o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in Your Contract to match the rebalancing allocation selected.

   o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, You can arrange to have money sent to You at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals may be subject to a withdrawal charge.

                                   FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender the Contract, take an Account Reduction Loan or transfer Contract Value between Funding Options. Expenses shown do not include Premium Taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions--see Appendix F), which may be applicable.



CONTRACT OWNER TRANSACTION EXPENSES

MAXIMUM TRANSACTION EXPENSES


SURRENDER CHARGE:......................................................................... 5%(1), (2), (3)
(As a percentage of amount surrendered)
CONTINGENT DEFERRED SALES CHARGE ("CDSC"):................................................ 5.50%
(Only Contracts issued prior to May 24, 2005) (As a percentage of Purchase Payments withdrawn)
IF WITHDRAWN WITHIN 5 YEARS AFTER THE PURCHASE PAYMENT IS MADE:........................... 5.50%
IF WITHDRAWN 5 OR MORE YEARS AFTER THE PURCHASE PAYMENT IS MADE:.......................... 0%
VARIABLE LIQUIDITY BENEFIT CHARGE:........................................................ 5%(3), (4)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered.
 The interest rate used to calculate this present value is 1% higher than the Assumed
(Daily)
 Net Investment Factor used to calculate the Annuity Payments)
ACCOUNT REDUCTION LOAN INITIATION FEE..................................................... $  75

------------
(1) For Contracts issued after May 24, 2005, the surrender charge will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. If the expected level of aggregate Contract assets during the first Contract Year is less than $1,000,000, the surrender charge declines to zero after the end of the 5th Contract Year. The charge is as follows:


               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               1 years               5%
          1 years               2 years               4%
          2 years               3 years               3%
          3 years               4 years               2%
          4 years               5 years               1%
         5+ years                                     0%

If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge.

(2) For Contracts issued before May 24, 2005, the surrender charge declines to zero after the end of the 8th Contract Year. The charge is as follows:



               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               2 years               5%
          2 years               4 years               4%
          4 years               6 years               3%
          6 years               8 years               2%
         8+ years                                     0%

(3) A Contract will have either a surrender charge or a contingent deferred sales charge, depending on the issue date.

(4) This withdrawal charge only applies when an Annuitant makes a surrender after beginning to receive Annuity Payments. For Contracts issued on or after May 24, 2005, the charge is as follows:


               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               1 years               5%
          1 years               2 years               4%
          2 years               3 years               3%
          3 years               4 years               2%
          4 years               5 years               1%
         5+ years                                     0%

For Contracts issued before May 24, 2005, the charge is as follows:


               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               2 years               5%
          2 years               4 years               4%
          4 years               6 years               3%
          6 years               8 years               2%
         8+ years                                     0%



SEMI-ANNUAL ADMINISTRATIVE CHARGE:........................................................ $    15
Per Participant Individual Account (Allocated Contracts only)
INSTALLATION CHARGE:...................................................................... $ 1,000(5)
One-time charge applicable to allocated Contracts that has an average per Participant balance
 of less than $5,000 as of the effective date of the Contract

The next table describes the fees and expenses that You will pay periodically during the time that You own the Contract, not including Underlying Fund fees and expenses.


MAXIMUM ANNUAL SEPARATE ACCOUNT CHARGES

RANGE OF DAILY ASSET (MORTALITY & EXPENSE RISK) CHARGE(6)(7)


   AGGREGATE CONTRACT ASSETS       TOTAL ANNUAL DAILY ASSET CHARGE
-------------------------------   --------------------------------
       $0 -- $249,999.99                       1.50%
    $250,000 -- $999,999.99                    1.30%
  $1,000,000 -- $2,999,999.99                  1.05%
      $3,000,000 and over                      0.80%

We may reduce or eliminate the surrender charge, the contingent deferred sales charge, the semi-annual account charge and/or the daily asset charge under the Contract. See "Charges and Deductions" below.
(5) The Installation Charge is generally paid by the Plan sponsor, who may or may not allocate it among Participant accounts.

(6) The Daily Asset Charge will depend on the expected Aggregate Contract Assets during the first Contract Year, as determined by the Company.


(7) We are waiving the following amounts of the Mortality and Expense Risk charge on these Subaccounts: 0.14% for the Subaccount investing in the Clearbridge Aggressive Growth Portfolio of the Met Investors Series Trust; 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund; and 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio -- Class A of the Met Investors Series Trust. We are also waiving an amount equal to the Underlying Fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Series Trust; an amount equal to the Underlying Fund expenses that are in excess of 0.87% of the Subaccount investing in the
      T. Rowe Price Large Cap Value Portfolio -- Class B of the Met Investors Series Trust; an amount equal to the Underlying Fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio -- Class A of the Met Investors Series Trust; an amount equal to the Underlying Fund expenses that are in excess of 1.12% for the Subaccount investing in the Invesco Mid Cap Value Portfolio -- Class B of the Met Investors Series Trust; an amount equal to the Underlying Fund expenses that are in excess of 1.10% for the Subaccount investing in the Third Avenue Small Cap Value Portfolio -- Class B of the Met Investors Series Trust; an amount equal to the Underlying Fund expenses that are in excess of 0.50% for the Subaccount investing in the BlackRock Money Market Portfolio - Class E of the Metropolitan Series Fund; an amount equal to the Underlying Fund expenses that are in excess of 0.84% for the Subaccount investing in the Van Kampen Comstock Portfolio - Class B of the Met Investors Series Trust; an amount equal to the Underlying Fund expenses that are in excess of 1.22% for the Subaccount investing in the T. Rowe Price Large Cap Growth Portfolio - Class B of the Metropolitan Series Fund; and an amount equal to the Underlying Fund expenses that are in excess of 0.77% for the Subaccount investing in the Oppenheimer Global Equity Portfolio - Class E of the Met Investors Series Trust.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2013 (UNLESS OTHERWISE INDICATED):

The table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. Certain Underlying Funds may impose a redemption fee in the future. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9368. Please read the prospectuses carefully before making your allocations to the Subaccounts.



MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES



                                                                                        MINIMUM     MAXIMUM
                                                                                       ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees,
 distribution and/or service (12b-1) fees, and other expenses)                          0.27%       1.60%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
UNDERLYING FUND                                     FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Global Growth Fund............    0.52%     0.25%            0.03%
 American Funds Growth Fund...................    0.33%     0.25%            0.02%
 American Funds Growth-Income Fund............    0.27%     0.25%            0.02%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 SERVICE CLASS 2
 Contrafund(R) Portfolio......................    0.55%     0.25%            0.09%
 Mid Cap Portfolio............................    0.55%     0.25%            0.09%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST -- CLASS 2
 Franklin Small-Mid Cap Growth VIP Fund+          0.77%     0.25%            0.03%
 Templeton Developing Markets VIP Fund........    1.10%     0.25%            0.25%
 Templeton Foreign VIP Fund...................    0.64%     0.25%            0.14%
JANUS ASPEN SERIES -- SERVICE SHARES
 Enterprise Portfolio.........................    0.64%     0.25%            0.05%
LEGG MASON PARTNERS INCOME TRUST -- CLASS A
 Western Asset Corporate Bond Fund............    0.50%     0.25%            0.28%
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Aggressive Growth
  Portfolio -- Class I........................    0.75%     --               0.04%
 ClearBridge Variable Appreciation
  Portfolio -- Class I........................    0.70%     --               0.05%
 ClearBridge Variable Equity Income
  Portfolio -- Class I........................    0.75%     --               0.07%
 ClearBridge Variable Large Cap Growth
  Portfolio -- Class I........................    0.75%     --               0.10%
 ClearBridge Variable Large Cap Value
  Portfolio -- Class I........................    0.65%     --               0.08%
 ClearBridge Variable Small Cap Growth
  Portfolio -- Class I........................    0.75%     --               0.08%
 Legg Mason Investment Counsel Variable
  Social Awareness Portfolio..................    0.71%     --               0.18%
LEGG MASON PARTNERS VARIABLE INCOME
 TRUST -- CLASS I
 Western Asset Variable Global High Yield
  Bond Portfolio..............................    0.70%     --             0.11%



                                                                 TOTAL                      NET TOTAL
                                                  ACQUIRED       ANNUAL       FEE WAIVE      ANNUAL
                                                  FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING FUND                                 AND EXPENSES    EXPENSES    REIMBURSEMENT   EXPENSES
---------------------------------------------- -------------- ----------- ---------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Global Growth Fund............      --          0.80%       --               0.80%
 American Funds Growth Fund...................      --          0.60%       --               0.60%
 American Funds Growth-Income Fund............      --          0.54%       --               0.54%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 SERVICE CLASS 2
 Contrafund(R) Portfolio......................      --          0.89%       --               0.89%
 Mid Cap Portfolio............................      --          0.89%       --               0.89%
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST -- CLASS 2
 Franklin Small-Mid Cap Growth VIP Fund+            --          1.05%       --               1.05%
 Templeton Developing Markets VIP Fund........      --          1.60%       --               1.60%
 Templeton Foreign VIP Fund...................      --          1.03%       --               1.03%
JANUS ASPEN SERIES -- SERVICE SHARES
 Enterprise Portfolio.........................      --          0.94%       --               0.94%
LEGG MASON PARTNERS INCOME TRUST -- CLASS A
 Western Asset Corporate Bond Fund............      --          1.03%       --               1.03%
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Aggressive Growth
  Portfolio -- Class I........................      --          0.79%     0.00%              0.79%
 ClearBridge Variable Appreciation
  Portfolio -- Class I........................      --          0.75%     0.00%              0.75%
 ClearBridge Variable Equity Income
  Portfolio -- Class I........................      --          0.82%     0.00%              0.82%
 ClearBridge Variable Large Cap Growth
  Portfolio -- Class I........................      --          0.85%     0.00%              0.85%
 ClearBridge Variable Large Cap Value
  Portfolio -- Class I........................      --          0.73%     0.00%              0.73%
 ClearBridge Variable Small Cap Growth
  Portfolio -- Class I........................      --          0.83%     0.00%              0.83%
 Legg Mason Investment Counsel Variable
  Social Awareness Portfolio..................      --          0.89%     0.00%              0.89%
LEGG MASON PARTNERS VARIABLE INCOME
 TRUST -- CLASS I
 Western Asset Variable Global High Yield
  Bond Portfolio..............................      --          0.81%     0.00%              0.81%

                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
UNDERLYING FUND                                         FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
MET INVESTORS SERIES TRUST
 American Funds(R) Balanced Allocation
  Portfolio -- Class C............................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C............................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C............................    0.06%     0.55%          0.01%
 BlackRock High Yield Portfolio -- Class A........    0.60%       --           0.09%
 Clarion Global Real Estate Portfolio --
  Class A.........................................    0.60%       --           0.05%
 ClearBridge Aggressive Growth Portfolio --
  Class A.........................................    0.59%       --           0.02%
 Harris Oakmark International Portfolio --
  Class A.........................................    0.77%       --           0.06%
 Invesco Comstock Portfolio -- Class B............    0.57%     0.25%          0.02%
 Invesco Mid Cap Value Portfolio -- Class B           0.65%     0.25%          0.05%
 Invesco Small Cap Growth Portfolio --
  Class A.........................................    0.85%       --           0.02%
 JPMorgan Small Cap Value Portfolio --
  Class A.........................................    0.77%       --           0.06%
 Lord Abbett Bond Debenture Portfolio --
  Class A.........................................    0.51%       --           0.03%
 MetLife Asset Allocation 100 Portfolio --
  Class B.........................................    0.07%     0.25%          0.01%
 MFS(R) Emerging Markets Equity Portfolio --
  Class A.........................................    0.87%       --           0.15%
 MFS(R) Research International Portfolio --
  Class B.........................................    0.68%     0.25%          0.07%
 Oppenheimer Global Equity Portfolio --
  Class E.........................................    0.67%     0.15%          0.08%
 PIMCO Inflation Protected Bond
  Portfolio -- Class A............................    0.47%       --           0.08%
 PIMCO Total Return Portfolio -- Class B..........    0.48%     0.25%          0.03%
 Pioneer Fund Portfolio -- Class A................    0.65%       --           0.05%
 Pioneer Strategic Income Portfolio --
  Class A.........................................    0.57%       --           0.06%
 T. Rowe Price Large Cap Value Portfolio --
  Class B.........................................    0.57%     0.25%          0.02%
 T. Rowe Price Large Cap Value Portfolio --
  Class E++.......................................    0.57%     0.15%          0.02%
 Third Avenue Small Cap Value Portfolio --
  Class B.........................................    0.73%     0.25%          0.03%
 WMC Large Cap Research Portfolio --
  Class E.........................................    0.59%     0.15%          0.03%
METROPOLITAN SERIES FUND
 BlackRock Bond Income Portfolio --
  Class A.........................................    0.33%       --           0.02%
 BlackRock Capital Appreciation
  Portfolio -- Class A............................    0.69%       --           0.02%
 BlackRock Large Cap Value Portfolio --
  Class B.........................................    0.63%     0.25%          0.02%
 BlackRock Money Market Portfolio --
  Class E.........................................    0.33%     0.15%          0.02%
 Frontier Mid Cap Growth Portfolio --
  Class D.........................................    0.72%     0.10%          0.03%
 Jennison Growth Portfolio -- Class A.............    0.60%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class B.........................................    0.09%     0.25%          0.02%



                                                                     TOTAL                      NET TOTAL
                                                      ACQUIRED       ANNUAL       FEE WAIVE       ANNUAL
                                                      FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING FUND                                     AND EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
-------------------------------------------------- -------------- ----------- ---------------- -----------
MET INVESTORS SERIES TRUST
 American Funds(R) Balanced Allocation
  Portfolio -- Class C............................ 0.42%            1.03%       --               1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C............................ 0.43%            1.05%       --               1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C............................ 0.40%            1.02%       --               1.02%
 BlackRock High Yield Portfolio -- Class A........ 0.08%            0.77%       --               0.77%
 Clarion Global Real Estate Portfolio --
  Class A.........................................   --             0.65%       --               0.65%
 ClearBridge Aggressive Growth Portfolio --
  Class A.........................................   --             0.61%     0.00%              0.61%
 Harris Oakmark International Portfolio --
  Class A.........................................   --             0.83%     0.02%              0.81%
 Invesco Comstock Portfolio -- Class B............   --             0.84%     0.02%              0.82%
 Invesco Mid Cap Value Portfolio -- Class B        0.08%            1.03%     0.02%              1.01%
 Invesco Small Cap Growth Portfolio --
  Class A.........................................   --             0.87%     0.02%              0.85%
 JPMorgan Small Cap Value Portfolio --
  Class A......................................... 0.04%            0.87%     0.09%              0.78%
 Lord Abbett Bond Debenture Portfolio --
  Class A.........................................   --             0.54%       --               0.54%
 MetLife Asset Allocation 100 Portfolio --
  Class B......................................... 0.70%            1.03%       --               1.03%
 MFS(R) Emerging Markets Equity Portfolio --
  Class A.........................................   --             1.02%     0.01%              1.01%
 MFS(R) Research International Portfolio --
  Class B.........................................   --             1.00%     0.06%              0.94%
 Oppenheimer Global Equity Portfolio --
  Class E.........................................   --             0.90%     0.03%              0.87%
 PIMCO Inflation Protected Bond
  Portfolio -- Class A............................   --             0.55%     0.00%              0.55%
 PIMCO Total Return Portfolio -- Class B..........   --             0.76%       --               0.76%
 Pioneer Fund Portfolio -- Class A................   --             0.70%     0.04%              0.66%
 Pioneer Strategic Income Portfolio --
  Class A.........................................   --             0.63%       --               0.63%
 T. Rowe Price Large Cap Value Portfolio --
  Class B.........................................   --             0.84%       --               0.84%
 T. Rowe Price Large Cap Value Portfolio --
  Class E++.......................................   --             0.74%       --               0.74%
 Third Avenue Small Cap Value Portfolio --
  Class B.........................................   --             1.01%     0.02%              0.99%
 WMC Large Cap Research Portfolio --
  Class E.........................................   --             0.77%     0.05%              0.72%
METROPOLITAN SERIES FUND
 BlackRock Bond Income Portfolio --
  Class A.........................................   --             0.35%     0.00%              0.35%
 BlackRock Capital Appreciation
  Portfolio -- Class A............................   --             0.71%     0.01%              0.70%
 BlackRock Large Cap Value Portfolio --
  Class B.........................................   --             0.90%     0.06%              0.84%
 BlackRock Money Market Portfolio --
  Class E.........................................   --             0.50%     0.02%              0.48%
 Frontier Mid Cap Growth Portfolio --
  Class D.........................................   --             0.85%     0.01%              0.84%
 Jennison Growth Portfolio -- Class A.............   --             0.62%     0.07%              0.55%
 MetLife Asset Allocation 20 Portfolio --
  Class B......................................... 0.52%            0.88%     0.01%              0.87%

                                                                DISTRIBUTION
                                                                   AND/OR
                                                   MANAGEMENT      SERVICE       OTHER
UNDERLYING FUND                                        FEE      (12B-1) FEES   EXPENSES
------------------------------------------------- ------------ -------------- ----------
 MetLife Asset Allocation 40 Portfolio --
  Class B........................................    0.07%     0.25%          0.01%
 MetLife Asset Allocation 60 Portfolio --
  Class B........................................    0.06%     0.25%            --
 MetLife Asset Allocation 80 Portfolio --
  Class B........................................    0.06%     0.25%          0.01%
 MetLife Stock Index Portfolio -- Class A........    0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class F........    0.55%     0.20%          0.04%
 MFS(R) Value Portfolio -- Class A...............    0.70%       --           0.02%
 Neuberger Berman Genesis Portfolio --
  Class A........................................    0.80%       --           0.03%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class B...........................    0.60%     0.25%          0.03%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class B...........................    0.48%     0.25%          0.04%
 Western Asset Management
  U.S. Government Portfolio -- Class A...........    0.47%       --           0.02%
 WMC Balanced Portfolio -- Class A...............    0.46%       --           0.05%
 WMC Core Equity Opportunities
  Portfolio -- Class A...........................    0.70%       --           0.02%



                                                                    TOTAL                      NET TOTAL
                                                     ACQUIRED       ANNUAL       FEE WAIVE       ANNUAL
                                                     FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING FUND                                    AND EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
------------------------------------------------- -------------- ----------- ---------------- -----------
 MetLife Asset Allocation 40 Portfolio --
  Class B........................................ 0.57%            0.90%       --               0.90%
 MetLife Asset Allocation 60 Portfolio --
  Class B........................................ 0.62%            0.93%       --               0.93%
 MetLife Asset Allocation 80 Portfolio --
  Class B........................................ 0.66%            0.98%       --               0.98%
 MetLife Stock Index Portfolio -- Class A........ --               0.27%     0.01%              0.26%
 MFS(R) Total Return Portfolio -- Class F........ --               0.79%       --               0.79%
 MFS(R) Value Portfolio -- Class A............... --               0.72%     0.14%              0.58%
 Neuberger Berman Genesis Portfolio --
  Class A........................................ --               0.83%     0.01%              0.82%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class B........................... --               0.88%     0.01%              0.87%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class B........................... --               0.77%       --               0.77%
 Western Asset Management
  U.S. Government Portfolio -- Class A........... --               0.49%     0.01%              0.48%
 WMC Balanced Portfolio -- Class A............... --               0.51%     0.00%              0.51%
 WMC Core Equity Opportunities
  Portfolio -- Class A........................... --               0.72%     0.11%              0.61%


+ Not available under all Contracts. Availability depends on Contract issue date.


++ Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.


The information shown in the table above was provided by the Underlying Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Underlying Fund's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Underlying Fund, but that the expenses of the Underlying Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Underlying Fund's board of directors or trustees, are not shown.


Certain Underlying Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Underlying Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLES


These examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Underlying Fund total annual operating expenses. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that You invest $10,000 in the Contract for the time periods indicated and that Your investment has a 5% return each year. These examples reflect the annual Contract administrative charge, factoring in that the charge is waived for Contracts over a certain value. Additionally, these examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume that You have allocated all of Your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses.

EXAMPLE 1 (For Contracts issued on or after May 24, 2005 and assuming the installation charge is not allocated to Participant Accounts)



                                             IF CONTRACT IS SURRENDERED AT THE      IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN:           ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------- --------------------------------------
FUNDING OPTION                             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------- -------- --------- --------- ---------- -------- --------- --------- ---------
Underlying Fund with Maximum Total Annual
 Operating
 Expenses................................   $823    $1,285    $1,770     $3,486     $323      $985    $1,670    $3,486
Underlying Fund with Minimum Total Annual
 Operating
 Expenses................................   $690    $  888    $1,110     $2,184     $190      $588    $1,010    $2,184


EXAMPLE 2 (For Contracts issued before May 24, 2005 with surrender charges schedule and assuming the installation charge is not allocated to Participant Accounts)



                                             IF CONTRACT IS SURRENDERED AT THE      IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN:           ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------- --------------------------------------
FUNDING OPTION                             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------- -------- --------- --------- ---------- -------- --------- --------- ---------
Underlying Fund with Maximum Total Annual
 Operating
 Expenses................................   $823    $1,385    $1,970     $3,486     $323      $985    $1,670    $3,486
Underlying Fund with Minimum Total Annual
 Operating
 Expenses................................   $690    $  988    $1,310     $2,184     $190      $588    $1,010    $2,184


EXAMPLE 3 (For Contracts issued before May 24, 2005 with CDSC schedule and assuming the installation charge is not allocated to Participant Accounts)



                                             IF CONTRACT IS SURRENDERED AT THE      IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN:           ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------- --------------------------------------
FUNDING OPTION                             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------- -------- --------- --------- ---------- -------- --------- --------- ---------
Underlying Fund with Maximum Total Annual
 Operating
 Expenses................................   $873    $1,535    $2,220     $3,486     $323      $985    $1,670    $3,486
Underlying Fund with Minimum Total Annual
 Operating
 Expenses................................   $740    $1,138    $1,560     $2,184     $190      $588    $1,010    $2,184


                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
See Appendix A.



                 THE ANNUITY CONTRACT AND YOUR RETIREMENT PLAN
--------------------------------------------------------------------------------
The Contract may provide that all or some of -the rights or choices as described in this prospectus are subject to the Plan's terms. For example, limitations may apply to Funding Options, Purchase Payments, withdrawals, transfers, loans, the death benefit and Annuity options.

The Contract may provide that a Plan administrative fee will be paid by making a withdrawal from the Contract Value. Also, the Contract may require a signed authorization from the Plan Administrator to exercise certain rights. We may rely on the Plan Administrator's statements to Us as to the terms of the Plan. We are not a party to the retirement Plan. We will not be responsible for determining what the Plan says.

                             THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

MetLife Retirement Perspectives, Gold Track VSP, and Unregistered Gold Track are each a group Annuity Contract between the Contract Owner and the Company. This is the prospectus -- it is not the Contract. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When You receive Your Contract, We suggest You read it promptly and carefully. This prospectus describes all the material features of the Contract. There may be differences in Your Contract from the descriptions in this prospectus because of the requirements of the state where We issued Your Contract. We will include any such differences in Your Contract.


We encourage You to evaluate the fees, expenses, benefits and features of this group Annuity Contract against those of other investment products, including other group Annuity products offered by Us and other insurance companies. Before purchasing this or any other investment product You should consider whether the product You purchase is consistent with Your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how You intend to use the Annuity.


GENERAL


The Contracts described in this prospectus are designed for use only with Plans that qualify for special tax treatment under Section 401 of the Code. Purchase Payments may be allocated to Your choice of one or more Funding Options and/or the Fixed Account. Purchase Payments less any applicable Premium Tax ("Net Purchase Payments") are applied to purchase Separate Account Accumulation Units of the appropriate Funding Option. The Accumulation Unit value will be determined as of the end of the Valuation Period during which the payments were received. The value of Your investment during the Accumulation Period will vary in accordance with the net income and performance of each Funding Option's individual investments plus the interest on amounts You allocate to the Fixed Account. While You will not receive any dividends or capital gains from the Funding Options, they will be reflected in the value of that Funding Option's corresponding Accumulation Unit. During the Variable Annuity payout period, Annuity Payments and reserve values will vary in accordance with these factors.


Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that You must send written information to Our Home Office in a form and content satisfactory to Us.

The Contract is not available to new purchasers. You may make additional Purchase Payments.

Purchase of this Contract does not provide any additional tax deferral benefits beyond those provided by the Plan . Accordingly, You should consider purchasing this Contract for its death benefit, Annuity option benefits, and other non-tax-related benefits.


CONTRACT OWNER INQUIRIES



Any questions You have about Your Contract should be directed to 1-800-842-9368.


ALLOCATED CONTRACTS

We offer an allocated group Annuity Contract designed to record information for all present and future Participants under the Contract. Participants do not receive a Certificate that evidences participation in the Contract.


UNALLOCATED CONTRACTS


We offer an unallocated Annuity Contract, designed for use with certain Plans where the employer has secured the services of a Third Party Administrator ("TPA"). The Company does not record keep Individual Accounts for individual Participants in the Plan. The TPA's services are separate and distinct from the Contract. The Company is not responsible for and has no obligation relating to services performed for the Plan by the TPA.

We will issue the Contracts to the Plan sponsor or the Plan Trustee. All Purchase Payments are held under the Contract, as directed by the Contract Owner (or if authorized by the Contract Owner, as directed by Participants).

PURCHASE PAYMENTS


For unallocated Contracts, the minimum average Purchase Payment allowed is $10,000 annually per Contract. For allocated Contracts, the minimum Purchase Payment allowed is an average of $1,000 annually per Participant's Individual Account. We may refuse to accept total Purchase Payments over $3,000,000. Purchase Payments may be made at any time on behalf of the Participant while the Participant is alive and before Annuity Payments begin.


CREDITING PURCHASE PAYMENTS


We apply Net Purchase Payments to purchase Accumulation Units of the selected Funding Options. We will apply the initial Purchase Payment less any applicable Premium Tax within two business days after We receive it at Our Home Office with a properly completed application or order request. If Your request or other information accompanying the initial Purchase Payment is incomplete when received, We will hold the Purchase Payment for up to five business days. If We cannot obtain the necessary information within five business days of Our receipt of the initial Purchase Payment, We will return the Purchase Payment in full, unless You specifically consent for Us to keep it until You provide the necessary information.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which We receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money").

We will credit subsequent Purchase Payments to a Contract on the same business day We receive it, if received in Good Order by Our Home Office by 4:00 p.m. Eastern time. A business day is any day that the "NYSE" is open for regular trading (except when trading is restricted due to an emergency as defined by the SEC).

Where permitted by state law, We reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

We will provide You with the address of the office to which Purchase Payments are to be sent.

If You send Purchase Payments or transaction requests to an address other than the one We have designated for receipt of such Purchase Payments or requests, We may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to Your Contract.


ACCUMULATION UNITS


The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. Each Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of Separate Account charges shown in the Fee Table in this prospectus. The number of Accumulation Units We will credit to Your Contract once We receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each Funding Option (or taken from each Funding Option) by the value of its Accumulation Unit next determined after receipt of a Purchase Payment or transfer request (or withdrawal request). Normally We calculate the value of an Accumulation Unit for each Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the NYSE is open. After the value is calculated, We credit Your Contract. During the Annuity Period (i.e., after the Maturity Date), You are credited with Annuity Units.



VALUATION OF ASSETS


FUNDING OPTIONS. The value of the assets of each Funding Option is determined as of 4:00 p.m. Eastern time on each business day. A business day is any day the New York Stock Exchange is open. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:

(a) = investment income plus capital gains and losses (whether realized or unrealized);

(b) = any deduction for applicable taxes (presently zero); and

(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.

The net investment factor may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000041096 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.



CONTRACT VALUE


During the Accumulation Period, We determine the Contract Value by multiplying the total number of Funding Option Accumulation Units credited to that account by the current Accumulation Unit value for the appropriate Funding Option, and adding the sums for each Funding Option. There is no assurance that the value in any of the Funding Options will equal or exceed the Purchase Payments made to such Funding Options.


THE FUNDING OPTIONS


You choose the Funding Options to which You allocate Your Purchase Payments. From time to time We may make new Funding Options available. These Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940, as amended ( the "1940 Act"). These Underlying Funds are not publicly traded and are only offered through Variable Annuity Contracts, variable life insurance products, and maybe in some instances, certain retirement Plans. They are not the same retail mutual funds as those offered outside of a Variable Annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

A few of the Underlying Funds are retail mutual funds which are also available to investors outside of Variable Annuity products. The investment return of the Subaccounts of the Contract that invest in the retail funds will be lower than the investment return of the corresponding retail funds themselves due to the Contract charges and expenses You bear while You hold the Contract.

We select the Underlying Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of Our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to Us or Our affiliates. In this regard, the profit distributions We receive from Our affiliated investment advisers are a component of the total revenue that We consider in configuring the features and investment choices available in the variable insurance products that We and Our affiliated insurance companies issue. Since We and Our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by Our affiliates than those that are not, We may be more inclined to offer portfolios advised by Our affiliates in the variable insurance products We issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if We determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, We have included Underlying Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Underlying Funds.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in Our judgment becomes inappropriate for purposes of the Contract, or for any other reason in Our sole discretion, We may substitute another Underlying Fund or Underlying Funds without Your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, We will not make such substitution without any necessary approval of the SEC and applicable state insurance departments. Furthermore, We may close Underlying Funds to allocations of Purchase Payments Contract or Value, or both, at any time in Our sole discretion.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than Our affiliate MetLife Advisers, LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of Our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments We receive is based on a percentage of the assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than Our affiliate MetLife Advisers, LLC) or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of Our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.


The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." The Company's ownership interests in MetLife Advisers, LLC entitle Us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the adviser. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of the Contracts.") Any payments We receive pursuant to those 12b-1 Plans are paid to Us or Our distributor. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriters for the American Funds Insurance Series(R). (See "Distribution of Contracts").

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-842-9368 or through Your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser. Your Plan may not offer all of these Funding Options to Participants.

            UNDERLYING FUND                       INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
--------------------------------------- --------------------------------------- -------------------------------------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Global Growth Fund       Seeks long-term growth of capital.      Capital Research and Management
                                                                                Company
American Funds Growth Fund              Seeks growth of capital.                Capital Research and Management
                                                                                Company
American Funds Growth-Income            Seeks long-term growth of capital and   Capital Research and Management
 Fund                                   income.                                 Company
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- SERVICE CLASS 2
Contrafund(R) Portfolio                 Seeks long-term capital appreciation.   Fidelity Management & Research
                                                                                Company
                                                                                Subadviser: FMR Co., Inc.
Mid Cap Portfolio                       Seeks long-term growth of capital.      Fidelity Management & Research
                                                                                Company
                                                                                Subadviser: FMR Co., Inc.
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST -- CLASS 2
Franklin Small-Mid Cap Growth VIP       Seeks long-term capital growth.         Franklin Advisers, Inc.
 Fund+
Templeton Developing Markets VIP        Seeks long-term capital appreciation.   Templeton Asset Management Ltd.
 Fund
Templeton Foreign VIP Fund              Seeks long-term capital growth.         Templeton Investment Counsel, LLC
JANUS ASPEN SERIES -- SERVICE SHARES
Enterprise Portfolio                    Seeks long-term growth of capital.      Janus Capital Management LLC
LEGG MASON PARTNERS INCOME TRUST --
 CLASS A
Western Asset Corporate Bond Fund       Seeks to maximize total return,         Legg Mason Partners Fund Advisor,
                                        consistent with prudent investment      LLC
                                        management. Total return consists of    Subadviser: Western Asset
                                        income and capital appreciation.        Management Company
LEGG MASON PARTNERS VARIABLE EQUITY
 TRUST
ClearBridge Variable Aggressive         Seeks capital appreciation.             Legg Mason Partners Fund Advisor,
 Growth Portfolio -- Class I                                                    LLC
                                                                                Subadviser: ClearBridge Investments,
                                                                                LLC
ClearBridge Variable Appreciation       Seeks long-term appreciation of         Legg Mason Partners Fund Advisor,
 Portfolio -- Class I                   capital.                                LLC
                                                                                Subadviser: ClearBridge Investments,
                                                                                LLC
ClearBridge Variable Equity Income      Seeks a high level of current income.   Legg Mason Partners Fund Advisor,
 Portfolio -- Class I                   Long-term capital appreciation is a     LLC
                                        secondary objective.                    Subadviser: ClearBridge Investments,
                                                                                LLC
ClearBridge Variable Large Cap          Seeks long-term growth of capital.      Legg Mason Partners Fund Advisor,
 Growth Portfolio -- Class I                                                    LLC
                                                                                Subadviser: ClearBridge Investments,
                                                                                LLC

            UNDERLYING FUND                       INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- ----------------------------------------- -------------------------------------
ClearBridge Variable Large Cap Value   Seeks long-term growth of capital.        Legg Mason Partners Fund Advisor,
 Portfolio -- Class I                  Current income is a secondary             LLC
                                       objective.                                Subadviser: ClearBridge Investments,
                                                                                 LLC
ClearBridge Variable Small Cap         Seeks long-term growth of capital.        Legg Mason Partners Fund Advisor,
 Growth Portfolio -- Class I                                                     LLC
                                                                                 Subadviser: ClearBridge Investments,
                                                                                 LLC
Legg Mason Investment Counsel          Seeks capital appreciation and            Legg Mason Partners Fund Advisor,
 Variable Social Awareness Portfolio   retention of net investment income.       LLC
                                                                                 Subadviser: Legg Mason Investment
                                                                                 Counsel, LLC
LEGG MASON PARTNERS VARIABLE
 INCOME TRUST -- CLASS I
Western Asset Variable Global High     Seeks to maximize total return.           Legg Mason Partners Fund Advisor,
 Yield Bond Portfolio                                                            LLC
                                                                                 Subadvisers: Western Asset
                                                                                 Management Company; Western
                                                                                 Asset Management Company
                                                                                 Limited; Western Asset Management
                                                                                 Company Pte. Ltd.
MET INVESTORS SERIES TRUST
American Funds(R) Balanced             Seeks a balance between a high level      MetLife Advisers, LLC
 Allocation Portfolio -- Class C       of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital.
American Funds(R) Growth Allocation    Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class C
American Funds(R) Moderate             Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio -- Class C       of income and growth of capital, with
                                       a greater emphasis on income.
BlackRock High Yield Portfolio --      Seeks to maximize total return,           MetLife Advisers, LLC
 Class A                               consistent with income generation         Subadviser: BlackRock Financial
                                       and prudent investment management.        Management, Inc.
Clarion Global Real Estate             Seeks total return through investment     MetLife Advisers, LLC
 Portfolio -- Class A                  in real estate securities, emphasizing    Subadviser: CBRE Clarion Securities
                                       both capital appreciation and current     LLC
                                       income.
ClearBridge Aggressive Growth          Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class A                                                            Subadviser: ClearBridge Investments,
                                                                                 LLC
Harris Oakmark International           Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio -- Class A                                                            Subadviser: Harris Associates L.P.
Invesco Comstock Portfolio --          Seeks capital growth and income.          MetLife Advisers, LLC
 Class B                                                                         Subadviser: Invesco Advisers, Inc.
Invesco Mid Cap Value Portfolio --     Seeks high total return by investing in   MetLife Advisers, LLC
 Class B                               equity securities of mid-sized            Subadviser: Invesco Advisers, Inc.
                                       companies.
Invesco Small Cap Growth               Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class A                                                            Subadviser: Invesco Advisers, Inc.

            UNDERLYING FUND                        INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
--------------------------------------- ----------------------------------------- --------------------------------------
JPMorgan Small Cap Value                Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: J.P. Morgan Investment
                                                                                  Management Inc.
Lord Abbett Bond Debenture              Seeks high current income and the         MetLife Advisers, LLC
 Portfolio -- Class A                   opportunity for capital appreciation      Subadviser: Lord, Abbett & Co. LLC
                                        to produce a high total return.
MetLife Asset Allocation 100            Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class B
MFS(R) Emerging Markets Equity          Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: Massachusetts Financial
                                                                                  Services Company
MFS(R) Research International           Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Massachusetts Financial
                                                                                  Services Company
Oppenheimer Global Equity               Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class E                                                             Subadviser: Oppenheimer Funds, Inc.
PIMCO Inflation Protected Bond          Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio -- Class A                   consistent with preservation of capital   Subadviser: Pacific Investment
                                        and prudent investment management.        Management Company LLC
PIMCO Total Return Portfolio --         Seeks maximum total return,               MetLife Advisers, LLC
 Class B                                consistent with the preservation of       Subadviser: Pacific Investment
                                        capital and prudent investment            Management Company LLC
                                        management.
Pioneer Fund Portfolio -- Class A       Seeks reasonable income and capital       MetLife Advisers, LLC
                                        growth.                                   Subadviser: Pioneer Investment
                                                                                  Management, Inc.
Pioneer Strategic Income Portfolio --   Seeks a high level of current income.     MetLife Advisers, LLC
 Class A                                                                          Subadviser: Pioneer Investment
                                                                                  Management, Inc.
T. Rowe Price Large Cap Value           Seeks long-term capital appreciation      MetLife Advisers, LLC
 Portfolio -- Class B                   by investing in common stocks             Subadviser: T. Rowe Price Associates,
                                        believed to be undervalued. Income        Inc.
                                        is a secondary objective.
T. Rowe Price Large Cap Value           Seeks long-term capital appreciation      MetLife Advisers, LLC
 Portfolio -- Class E++                 by investing in common stocks             Subadviser: T. Rowe Price Associates,
                                        believed to be undervalued. Income        Inc.
                                        is a secondary objective.
Third Avenue Small Cap Value            Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio -- Class B                                                             Subadviser: Third Avenue
                                                                                  Management LLC
WMC Large Cap Research                  Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio -- Class E                                                             Subadviser: Wellington Management
                                                                                  Company, LLP
METROPOLITAN SERIES FUND
BlackRock Bond Income Portfolio --      Seeks a competitive total return          MetLife Advisers, LLC
 Class A                                primarily from investing in               Subadviser: BlackRock Advisors, LLC
                                        fixed-income securities.
BlackRock Capital Appreciation          Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class A                                                             Subadviser: BlackRock Advisors, LLC

              UNDERLYING FUND                         INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
------------------------------------------ ----------------------------------------- --------------------------------------
BlackRock Large Cap Value                  Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class B                                                                Subadviser: BlackRock Advisors, LLC
BlackRock Money Market Portfolio --        Seeks a high level of current income      MetLife Advisers, LLC
 Class E                                   consistent with preservation of           Subadviser: BlackRock Advisors, LLC
                                           capital.
Frontier Mid Cap Growth Portfolio --       Seeks maximum capital appreciation.       MetLife Advisers, LLC
 Class D                                                                             Subadviser: Frontier Capital
                                                                                     Management Company, LLC
Jennison Growth Portfolio -- Class A       Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                     Subadviser: Jennison Associates LLC
MetLife Asset Allocation 20                Seeks a high level of current income,     MetLife Advisers, LLC
 Portfolio -- Class B                      with growth of capital as a secondary
                                           objective.
MetLife Asset Allocation 40                Seeks high total return in the form of    MetLife Advisers, LLC
 Portfolio -- Class B                      income and growth of capital, with a
                                           greater emphasis on income.
MetLife Asset Allocation 60                Seeks a balance between a high level      MetLife Advisers, LLC
 Portfolio -- Class B                      of current income and growth of
                                           capital, with a greater emphasis on
                                           growth of capital.
MetLife Asset Allocation 80                Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class B
MetLife Stock Index Portfolio --           Seeks to track the performance of the     MetLife Advisers, LLC
 Class A                                   Standard & Poor's 500(R) Composite        Subadviser: MetLife Investment
                                           Stock Price Index.                        Management, LLC
MFS(R) Total Return Portfolio -- Class F   Seeks a favorable total return through    MetLife Advisers, LLC
                                           investment in a diversified portfolio.    Subadviser: Massachusetts Financial
                                                                                     Services Company
MFS(R) Value Portfolio -- Class A          Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                     Subadviser: Massachusetts Financial
                                                                                     Services Company
Neuberger Berman Genesis                   Seeks high total return, consisting       MetLife Advisers, LLC
 Portfolio -- Class A                      principally of capital appreciation.      Subadviser: Neuberger Berman
                                                                                     Management LLC
T. Rowe Price Large Cap Growth             Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio -- Class B                                                                Subadviser: T. Rowe Price Associates,
                                                                                     Inc.
T. Rowe Price Small Cap Growth             Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio -- Class B                                                                Subadviser: T. Rowe Price Associates,
                                                                                     Inc.
Western Asset Management                   Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio --              consistent with preservation of capital   Subadviser: Western Asset
 Class A                                   and maintenance of liquidity.             Management Company
WMC Balanced Portfolio -- Class A          Seeks long-term capital appreciation      MetLife Advisers, LLC
                                           with some current income.                 Subadviser: Wellington Management
                                                                                     Company, LLP
WMC Core Equity Opportunities              Seeks to provide a growing stream of      MetLife Advisers, LLC
 Portfolio -- Class A                      income over time and, secondarily,        Subadviser: Wellington Management
                                           long-term capital appreciation and        Company, LLP
                                           current income.


+ Not available under all Contracts. Availability depends on Contract issue date.

++ Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.



UNDERLYING FUNDS WHICH ARE FUND OF FUNDS


The following Underlying Funds available within the Metropolitan Series Fund and Met Investors Series Trust are "fund of funds":


MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio

American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio

American Funds(R) Moderate Allocation Portfolio


"Fund of funds" Underlying Funds invest substantially all of their assets in other underlying funds. Therefore, each of these Underlying Funds will bear its pro rata share of the fees and expenses incurred by the underlying funds in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Underlying Funds. The expense levels will vary over time, depending on the mix of underlying funds in which the fund of funds Underlying Fund invests. Plan Participants may be able to realize lower aggregate expenses by investing directly in the underlying funds instead of investing in the fund of funds Underlying Funds, if such underlying funds are available under the Contract. However, only some of the underlying funds are available under the Contract.



                   CHARGES AND DEDUCTIONS UNDER THE CONTRACT
--------------------------------------------------------------------------------
GENERAL


We deduct the charges described below. The charges are for the services and benefits We provide, costs and expenses We incur, and risks We assume under the Contracts. Services and benefits We provide include:

   o the ability for You to make withdrawals and surrenders under the Contracts;

   o   the death benefit paid on the death of a Participant;

   o the available Funding Options and related programs (including, automatic rebalancing and systematic withdrawal programs);

   o   administration of the Annuity options available under the Contracts;
       and

   o   the distribution of various reports to Contract Owners

Costs and expenses We incur include:

   o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

   o sales and marketing expenses including commission payments to Your sales agent; and

   o   other costs of doing business.

Risks We assume include:

   o that Annuitants may live longer than estimated when the Annuity factors under the Contracts were established;

   o that the amount of the death benefit will be greater than the Contract Value; and

   o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all Funding Options in which You are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which Purchase Payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge We collect may not fully cover all of the sales and distribution expenses We actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.


DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same surrender charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Contract Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


Contracts purchased prior to May 24, 2005 may be subject to fees and charges that differ from those described herein based on a competitive bidding process, which may have included negotiation of fees and charges based on factors such as, but not limited to: the total number of Plan Participants, the aggregate of all Plan Participant Contract Values, present or anticipated levels of Purchase Payments, distributions, transfers, administrative expenses, and distribution expenses (including commissions payable to the selling broker-dealer).


SURRENDER CHARGE


Purchase Payments made under the Contract are not subject to a front-end sales load. However, upon redemption, the Company will charge either a surrender charge or a contingent deferred sales charge, as negotiated. The maximum contingent deferred sales charge is 5.5% of each Purchase Payment for a period of five years from the date the Purchase Payment was made. After five years from the date a Purchase Payment is made, the contingent deferred sales charge no longer applies to that Purchase Payment. The contingent deferred sales charge applies to each Purchase Payment You make.

For the contingent deferred sales charge, surrenders will be deemed taken from Purchase Payments in the order they were received by Us and then on any earnings.

The maximum surrender charge is 5% on the total amount withdrawn. For Contracts issued on or after May 24, 2005, the surrender charge applicable to Your Contract will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company, and the length of time the Contract has been in force. If the expected level of aggregate Contract assets is less than $999,999.99, the surrender charge declines to zero after the end of the 5th Contract Year. The charge is as follows:


               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               1 years               5%
          1 year                2 years               4%
          2 years               3 years               3%
          3 years               4 years               2%
          4 years               5 years               1%
         5+ years                                     0%

If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge.


For Contracts issued before May 24, 2005, the surrender charge declines to zero after the eighth Contract Year. The surrender charge schedule for these Contracts is:


               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               2 years               5%
          2 years               4 years               4%
          4 years               6 years               3%
          6 years               8 years               2%
         8+ years                                     0%

The contingent deferred sales or surrender charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of a TPA. When considering a change in the contingent deferred sales or surrender charges, the Company will take into account:

   (a) the size of Plan assets and the expected amount of annual contributions, and

   (b) the expected level of agent, TPA or Company involvement during the establishment and maintenance of the Contract, including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan, and

   (c) the expected level of commission the Company may pay to the agent for distribution expenses, and

   (d) any other relevant factors that the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.

The sales or surrender charge will not be assessed for withdrawals made under the following circumstances:

   o retirement (as defined by the terms of Your Plan and consistent with Internal Revenue Service ("IRS") rules)

   o   separation from service/severance from employment

   o   loans (if available in Your Plan)

   o   hardship (as defined by the Code)

   o   death

   o   annuitization under this Contract or another contract issued by Us

   o if permitted in Your state, direct transfers to another funding vehicle or Annuity contract issued by Us or by one of Our affiliates and We agree

   o   disability as defined in Code Section 72(m)(7)

   o   minimum required distributions (generally at age 70 1/2)

   o   return of Excess Plan Contributions

   o   transfers to an employer stock fund

   o   certain Plan expenses as mutually agreed upon


   o to avoid required Federal income tax penalties (This waiver applies to amounts required to be distributed under the Code from this Contract.)



DAILY ASSET CHARGE


This charge is also known as the mortality and expense risk (M&E) charge and is deducted on each Valuation Date from amounts held in the Separate Account. The charge will vary based on the expected aggregate Contract assets during the first Contract Year, as determined by the Company. This charge is equal to a maximum of 1.50% annually (1.30% for unallocated Contracts in Florida) of the amounts allocated to each Funding Option. The daily asset charge applicable to Your Contract will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. Below are the variations of the charge based on different levels of expected aggregate Contract assets:


   AGGREGATE CONTRACT ASSETS       DAILY ASSET CHARGE
-------------------------------   -------------------
       $0 -- $249,999.99                 1.50%
    $250,000 -- $999,999.99              1.30%
  $1,000,000 -- $2,999,999.99            1.05%
      $3,000,000 and over                0.80%

The mortality risk portion compensates the Company for guaranteeing to provide Annuity Payments according to the terms of the Contract regardless of how long the Annuitant lives and for providing the death benefit if a Participant dies prior to the Maturity Date. The expense risk portion of the daily asset charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs. Actual costs and expenses We incur include:

   o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

   o   sales, commission and marketing expenses, and

   o   other costs of doing business.

We may, under some circumstances, agree to change the daily asset charge for a Plan from the charge level that would otherwise apply based on the aggregate Contract assets based on factors such as annual contributions, the number of employees, demographics of Plan Participants (which may reduce mortality and expenses of the Plan), and any other factors that the Company considers relevant.

Although Variable Annuity Payments made under the Contracts will vary in accordance with the investment performance of each Funding Option's investment portfolio, payments will not be affected by: (a) the Company's actual mortality experience among Annuitants after retirement, or (b) the Company's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.


VARIABLE LIQUIDITY BENEFIT CHARGE


If the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn during the Annuity Period. This charge is not assessed during the accumulation phase.

For Contracts issued on or after May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:



               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               1 years               5%
          1 years               2 years               4%
          2 years               3 years               3%
          3 years               4 years               2%
          4 years               5 years               1%
         5+ years                                     0%


For Contracts issued before May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:



               CONTRACT YEAR
--------------------------------------------
 GREATER THAN OR EQUAL TO     BUT LESS THAN     SURRENDER CHARGE
--------------------------   ---------------   -----------------
          0 years               2 years               5%
          2 years               4 years               4%
          4 years               6 years               3%
          6 years               8 years               2%
         8+ years                                     0%


Please refer to the "Payment Options" section for a description of this benefit.


FUNDING OPTION CHARGES


There are certain deductions from and expenses paid out of the assets of each Funding Option. These are described in the applicable prospectus for each Funding Option. Underlying Funding Option expenses are not fixed or guaranteed and are subject to change by the Fund.


SEMI-ANNUAL ADMINISTRATIVE CHARGE


A semi-annual administrative charge of up to $15 may be deducted from the value of each Participant's Individual Account for administrative expenses. The fee only applies to allocated Contracts and is assessed only during the Accumulation Period.

The semiannual administrative Contract fee cannot be increased. The charge is set at a level that does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. In determining the level of the fee, We consider certain factors including, but not limited to, the following:

   o The size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will remit Purchase Payment allocations electronically, and any other factors pertaining to the characteristics of the group or the Plan which may enable the Company to reduce the expense of administration.

   o Determination of the Company's anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Contract Values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.

   o   TPA and/or agent involvement.

This charge is applied pro-rata to the Subaccounts. We will also prorate this charge (i.e., calculate) from the date of participation in the Plan. We will also prorate this charge if the Contract is terminated.


INSTALLATION CHARGE


An installation charge of $1,000 may be applied to Plans with an average balance per Participant of less than $5,000.


TPA ADMINISTRATIVE CHARGES


We may be directed by the Contract Owner to deduct charges from Purchase Payments or Contract Values for payment to the Contract Owner, the TPA and/or other specified party for Plan related expenses. We will send these fees directly to the party specified by the Contract Owner. These charges are not separately levied by the Contract and are not subject to withdrawal charges. Such charges may include maintenance fees, transaction fees, recordkeeping and other administrative fees.

The Company pays selected TPAs, some of which may be owned by or in which Your registered representative has a financial interest, a flat per Participant fee for various services in lieu of Our providing those services to Plan clients directly. We are solely responsible for the payment of these fees, and they are not deducted from Your Contract.


PREMIUM TAX


Certain state and local governments charge Premium Taxes ranging from 0% to 3.5%, depending upon jurisdiction. The chart in Appendix G shows the jurisdictions where premium taxes are charged and the amount of these taxes. We are responsible for paying these taxes and will determine the method used to recover Premium Tax expenses incurred. We may deduct any applicable Premium Taxes from Your Contract Value either upon death, surrender, annuitization, or at the time You make Purchase Payments to the Contract, but no earlier than when We have a tax liability under state law.



INCOME TAXES


We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.



CHANGES IN TAXES BASED UPON PREMIUM OR VALUE


If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, We reserve the right to charge You proportionately for this tax.

ACCOUNT REDUCTION LOAN FEES


We make available account reduction loans. If Your Plan or group of which You are a Participant or member permits account reduction loans, and You take an account reduction loan, there is a one-time $75 Account Reduction Loan initiation fee. This fee is paid from the requested loan principal amount. There may be a $50 annual maintenance fee per loan outstanding.



                                   TRANSFERS
--------------------------------------------------------------------------------
TRANSFERS OF CONTRACT VALUE BETWEEN FUNDING OPTIONS


Subject to the limitations described below, You may transfer all or part of Your Contract Value between Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, You may make transfers only if allowed by Your Contract or with Our consent. Transfer requests received at Our Home Office that are in Good Order before the close of the NYSE will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Contract Values may generally be transferred from the Funding Options to the Fixed Account at any time.

Where permitted by state law, We reserve the right to restrict transfers from the Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, We reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Funding Option to another could result in Your investment becoming subject to higher or lower expenses. Also, when making transfers, You should consider the inherent risks associated with the Funding Options to which Your Contract Value is allocated.


TRANSFERS FROM THE FIXED ACCOUNT


Transfers from the Fixed Account, either to the Funding Options or to Contracts not issued by Us, may not exceed 20% per Contract Year, as applicable to the Contract Value in the Fixed Account valued on each such anniversary. It is important to note that it will take over 10 years (assuming no additional Purchase Payments or transfers into the Fixed Account and discounting any accrued interest) to make a complete transfer of Your balance from the Fixed Account because of the transfer allowance restriction indicated above. This is because the 20% transfer allowance is based on a declining Contract Value in the Fixed Account rather than withdrawals based upon a fixed number of years. For example (based on the assumptions above), if Your initial Contract Value in the Fixed Account is $100, the 20% transfer allowance only allows You to transfer up to $20 that Contract Year. If You transfer the maximum transfer allowance that Contract Year, You may only transfer up to $16 the following Contract Year based on the 20% transfer allowance of the $80 Contract Value remaining in the Fixed Account for such Contract Year. It is important to consider when deciding to invest in the Fixed Account whether this 20% transfer allowance restriction fits Your risk tolerance and time horizon. No transfers will be allowed from the Fixed Account to any Competing Fund in the Plan. Amounts previously transferred from the Fixed Account to the Funding Options may not be transferred back to the Fixed Account or any Competing Fund for a period of at least three months from the date of transfer. The Company reserves the right to waive either of these restrictions in its discretion and/or to limit the number of transfers to be transferred from the Fixed Account to the Funding Options to not more than one in any six month period. Automated Transfers under the Company's Dollar Cost Averaging Program are not allowed from the Fixed Account.


Please see "Appendix E -- Competing Funds" for more information.



RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where We determine there is a potential for arbitrage trading. Currently, We believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds (i.e., American Funds Global Growth Fund, BlackRock High Yield Portfolio, Clarion Global Real Estate Portfolio, Franklin Small-Mid Cap Growth -VIP Fund, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, JP Morgan Small Cap Value Portfolio, ClearBridge Variable Small Cap Growth Portfolio, Western Asset Variable Global High Yield Bond Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Strategic Income Portfolio, T. Rowe Price Small Cap Growth Portfolio, Templeton Developing Markets -VIP Fund, Templeton Foreign -VIP Fund and Third Avenue Small Cap Value Portfolio -- the "Monitored Portfolios"), and We monitor transfer activity in those Monitored Portfolios. In addition, as described below, We treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, We currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below. WE DO NOT BELIEVE THAT OTHER UNDERLYING FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE UNDERLYING FUNDS. We may change the Monitored Portfolios at any time without notice in Our sole discretion.


As a condition to making their portfolios available in Our products, American Funds(R) requires Us to treat all American Funds portfolios as Monitored Portfolios under Our current frequent transfer policies and procedures. Further, American Funds(R) requires Us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to Our current frequent transfer policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when We detect transfer activity in the Monitored Portfolios that exceeds Our current transfer limits, We will exercise Our contractual right to restrict Your number of transfers to one every six months.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when We monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that We believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as Our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that We will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; We apply Our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent transfers of their respective shares and We reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which We reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures We have adopted. Although We may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Underlying Funds, We have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates Us to provide to the Underlying Fund promptly upon request certain information about the trading activity of an individual Contract Owner, and to execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent transfer policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as retirement Plans or Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance Contracts and/or individual retirement Plans Participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement Plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, We cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement Plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, We reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that We are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Underlying Funds and may disrupt portfolio management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Underlying Funds except where the portfolio manager of a particular Underlying Fund has brought large transfer activity to Our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked Us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When We detect such large trades, We may impose restrictions similar to those described above.



DOLLAR COST AVERAGING

Dollar Cost Averaging or the pre-authorized transfer program (the "DCA Program") allows the Contract Owner or Participant to transfer a set dollar amount to other Funding Options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, You will purchase more Accumulation Units in a Funding Option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, You may achieve a lower-than-average cost per unit in the long run if You have the financial ability to continue the program over a long enough period of time. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to Us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete Your Fixed Account Value in less than twelve -months from Your enrollment in the DCA Program.

You may start or stop participation in the DCA Program at any time, but You must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. - You may only have one DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA -Program, including provisions relating to the transfer of money between Funding Options. Transfers made under -the DCA Program will be counted for purposes of determining whether You have reached the 20% limit on the amount that may be transferred out of the Fixed Account in any one year. - However, We will allow You to transfer more than 20% out of the Fixed Account if the transfers are pre-authorized transfers made through the DCA Program. - -Transfers made under the DCA Program will not be counted for purposes of restrictions We -may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. - If the Fixed Account is not available as -a Funding Option, You may still participate in the DCA Program.

We will terminate the Participant's participation -in the DCA Program upon notification of the Participant's death.


TRANSFERS FROM FUNDING OPTIONS TO CONTRACTS NOT ISSUED BY US


You may transfer all or any part of Your Contract's Cash Surrender Value, subject to the restrictions of the Fixed Account, if applicable, from any Funding Option to any contract not issued by Us. Such transfers may be subject to a sales or surrender charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the Cash Surrender Value from one Funding Option to any contract not issued by Us, subject to the restrictions of the Fixed Account, if applicable.


TRANSFERS TO OR FROM OTHER CONTRACTS ISSUED BY US


Under specific conditions, We may allow You to transfer to this Contract the contract value of other group Annuity contracts We have issued to You or to transfer amounts from this Contract to another contract issued by Us without applying a sales or surrender charge to the funds being transferred. Once the transfer is complete and We have established an account for You at Your direction, a new sales or surrender charge may apply, as described in the new contract.


TRANSFERS FROM CONTRACTS NOT ISSUED BY US


Under specific conditions, when authorized by the state insurance department, We may credit a Plan up to 4% of the amount transferred to Us from another investment vehicle as reimbursement to the Plan for any exit penalty assessed by the other investment vehicle provider. We will recover this credit through reduced compensation paid to the servicing agent or broker.



                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
Before the Maturity Date, We will pay all or any portion of Your Cash Surrender Value to the Contract Owner or at the Contract Owner's direction, to the Participant. A Contract Owner's account may be surrendered for cash without the consent of any Participant, as provided in the Plan.

We may defer payment of any Cash Surrender Value for up to seven days after We receive the request in Good Order. The Cash Surrender Value equals the Contract or account Contract Value less any applicable withdrawal charge, outstanding cash loans, and any Premium Tax not previously deducted. The Cash Surrender Value may be more or less than the Purchase Payments made depending on the value of the Contract or account at the time of surrender.

We may withhold payment of Cash Surrender Value or a Participant's loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by Your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for Us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing Us with a certified check.


SYSTEMATIC WITHDRAWALS


Before the Maturity Date, Participants may choose to withdraw a specified dollar amount (at least $50) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable Premium Taxes, sales charge and surrender charge. To elect systematic withdrawals, Participants must have a Cash Value of at least $5,000 and must make the election on the form We provide. We will surrender Accumulation Units pro rata from all Funding Options in which Participants have an interest, unless You or Your designee instruct Us otherwise. Participants may begin or discontinue systematic withdrawals at any time by notifying Us in writing, but must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place. We will also discontinue systematic withdrawals upon notification of Your death.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion, and may be subject to withdrawal charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Participant is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with Your tax adviser regarding the tax consequences of systematic withdrawals.


ACCOUNT REDUCTION LOANS


We administer loan programs made available through Plans on an account reduction basis for certain Contracts. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to Your Plan on a pro-rata basis from the source(s) of money the Plan permits to be borrowed (e.g., money contributed to the Plan through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Subaccount and the Fixed Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the Funding Options and the Fixed Account in which You then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.



                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------
TYPES OF OWNERSHIP



CONTRACT OWNER

We issue only the Contract. Where We refer to "You," We are referring to the Contract Owner.

At Your direction, Participants will receive all payments while they are alive unless You direct them to an alternate recipient.


BENEFICIARY


For unallocated Contracts, You name the Beneficiary in a Written Request. The Beneficiary has the right to receive any remaining contractual benefits attributable to a Participant upon the death of the Participant. If more than one Beneficiary survives the Participant, they will share equally in benefits unless We receive other instructions, by Written Request before the death of the Participant.

The Beneficiary is the person or persons designated to receive payment of any death benefit upon the death of the Participant. For allocated Contracts, Participants name the Beneficiary for their Individual Account in a Written Request. The Beneficiary has the right to receive any benefits due under that Individual Account upon the death of the Participant. If more than one Beneficiary survives the Participant, they will share equally in benefits unless We receive other instructions, by Written Request, before the death of the Participant.

For allocated Contracts, unless an irrevocable Beneficiary has been named, Participants have the right to change the Beneficiary for their Individual Account by Written Request during the lifetime of the Participant and while the Contract continues.


ANNUITANT


The Annuitant, generally a Plan Participant, is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------
DEATH BENEFITS PRIOR TO THE MATURITY DATE


For allocated Contracts, a death benefit may be provided in the event of death of the Participant subject to the rules described below. For unallocated Contracts, a death benefit is only available with the Company's approval, and may not be available in all jurisdictions.

The Contract provides that in the event the Participant dies before the selected Maturity Date or the Participant's attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the Contract Value of the Participant's Individual Account or (b) the total Purchase Payments made under that Participant's Individual Account, less any applicable Premium Tax and prior surrenders not previously deducted (including any applicable surrender charge) and any outstanding loan balance as of the date We receive Due Proof of Death and instructions for payment in Good Order.

If the Participant dies on or after age 75 and before the Maturity Date, We will pay the Beneficiary the Contract Value of the Participant's Individual Account, (or value attributable to the Participant) less any applicable Premium Tax, prior surrenders not previously deducted, and any outstanding loan balance, as of the date We receive Due Proof of Death and instructions for payment in Good Order.

When provided, the death benefits calculated for an unallocated Contract are based on the Contract Value attributable to the Participant.

Under an unallocated Contract, We will pay this benefit upon receiving Due Proof of Death along with a Written Request setting forth the Contract Value and the total Purchase Payments attributable to the Participant under the Contract. In addition, We will require copies of records and any other reasonable proof We find necessary to verify the Contract Value and total Purchase Payments attributable to the Participant under the unallocated Contract.

The death benefit may be taken by the Beneficiary in one of three ways: 1) in one sum (including either by check, by paying the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under any other settlement options that we may make available), in which case payment will be made within seven days of Our receipt of Due Proof of Death, unless subject to postponement as explained below; 2) within five years of the Participant's date of death; or
3); applied to a lifetime Annuity. The Beneficiary may choose to have Annuity Payments made on a variable basis, fixed basis, or a combination of the two.

If We are notified of Your death before any requested transaction is completed including transactions under a DCA Program, an automatic rebalancing program and systematic withdrawal program), We will cancel the request. As described above, the death benefit will be determined when we receive both Due Proof of Death and instructions for payment in Good Order.



                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------
MATURITY DATE


Under the Contract, You can direct Us to make regular income payments to Participants ("Annuity Payments"). You, or at Your direction, Participants, can choose the month and the year in which those payments begin ("Maturity Date"). You, or at Your direction, Participants, can also choose among income plans (Annuity options). While the Participant is alive, You can change Your selection any time up to the Maturity Date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the Participant and another person, and thereafter during the lifetime of the survivor: or (d) for a fixed period or fixed amount. We may require proof that the Participant is alive before Annuity Payments are made. Not all options may be available in all states.

You may direct Us to annuitize amounts attributable to a Participant at any time after You purchase the Contract. Certain Annuity options may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon either the later of the Participant's attainment of age 70 1/2 or year of retirement; or the death of the Participant. Participants should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY


You may elect to receive Your Annuity Payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. If, at the time Annuity Payments begin, You have not made an election, We will apply Your Contract Value to provide an Annuity funded by the same Funding Options as You have selected during the Accumulation Period. At least 30 days before the Maturity Date, You may transfer the Contract Value among the Funding Options in order to change the basis on which We will determine Annuity Payments. (See "Transfers".)


VARIABLE ANNUITY


You may choose an Annuity payout that fluctuates depending on the investment experience of the Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the Annuity Period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables We use to determine Your first monthly Annuity Payment. If You elect a Variable Annuity, the amount We apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable Premium Taxes not previously deducted.

The amount of Your first monthly payment depends on the Annuity option You elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value You apply to that Annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this Your net investment rate. Your net investment rate corresponds to an annual interest rate of 3.0%. This means that if the annualized investment performance, after expenses, of Your Funding Options is less than 3.0% then the dollar amount of Your Variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of Your Funding Options is greater than 3.0% % then the dollar amount of Your Variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units We credited to each Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.


FIXED ANNUITY


A Fixed Annuity provides for payments that do not vary during the Annuity Period. The dollar amount remains constant throughout the payment period. The dollar amount of the first Fixed Annuity Payment will be calculated as described under "Amount of First Payment". All subsequent payments will be in the same amount. If it would provide a larger payment, the first Fixed Annuity Payment will be determined using the Life Annuity Tables in effect for the same class of Contract Owners on the Maturity Date.


ELECTION OF OPTIONS


Any amount distributed from the Contract may be applied to any one of the Annuity options described below. The minimum amount that can be placed under an Annuity option is $2,000 unless We consent to a lesser amount. If any periodic payments due are less than $100, We reserve the right to make payments at less frequent intervals.

Election of any of these options must be made by Written Request to Our Home Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:

   (a) the Participant's name, address, date of birth, social security number

   (b)        the amount to be distributed

   (c)        the Annuity option which is to be purchased

   (d)        the date the Annuity option payments are to begin

   (e) if the form of the Annuity provides a death benefit in the event of the Participant's death, the name, relationship and address of the Beneficiary as designated by You and

   (f)        any other data that We may require.

The Beneficiary, as specified in item (e) above, may be changed by You or the Annuitant as long as We are notified by Written Request while the Annuitant is alive and before payments have begun. If the Beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the Beneficiary. After We receive the Written Request and the written consent of the Beneficiary (if required), the new Beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment We made before the Written Request.


RETIRED LIFE CERTIFICATE


We will issue to each person to whom Annuity benefits are being paid under the Contract a Certificate setting forth a statement in substance of the benefits to which such person is entitled under the Contract.


ALLOCATION OF CASH SURRENDER VALUE DURING THE ANNUITY PERIOD


At the time an Annuity option is elected, You or the TPA also may elect to have the Participant's Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination of both. If no election is made to the contrary, the Contract Value will provide an Annuity, which varies with the investment experience of the corresponding Funding Option(s) at the time of election. You, or the TPA, or the Participant, if You so authorize, may elect to transfer Contract Values from one Funding Option to another, as described in the provision "Transfers of Contract Value Between Funding Options", in order to reallocate the basis on which Annuity Payments will be determined. Once Annuity Payments have begun, no further transfers are allowed.


ANNUITY OPTIONS


Where required by state law or under a qualified retirement Plan, the Annuitant's sex will not be taken into account in calculating Annuity Payments. Annuity rates will not be less than the rates guaranteed by the Contract at the time of purchase for the assumed investment return and Annuity option elected. Due to underwriting, administrative or Code considerations, the choice of percentage reduction and/or the duration of the guarantee period may be limited.

Annuity options that guarantee payments for two lifetimes (joint and last survivor) will result in smaller payments than Annuity options with payments for only one lifetime. Annuity options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Option 2, as defined below) result in income payments that are smaller than with Annuity options without such a guarantee (such as Option 1, Option 4 or Option 5, as defined below). In addition, to the extent the Annuity option has a guarantee period, choosing a shorter guarantee period will result in each payment being larger.

Option 1 -- Life Annuity/No Refund. A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.

Option 2 -- Life Annuity With 120, 180 or 240 Monthly Payments Assured. An Annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then We will continue to make payments to the designated Beneficiary during the remainder of the period.

Option 3 -- Life Annuity -- Cash Refund. We will make monthly Annuity Payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a Variable Annuity:

   (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment; and

   (b)        is

   (1)   the number of Annuity Units represented by each payment; times

   (2)   the number of payments made;

and for a Fixed Annuity:

   (a) is the Contract Value applied on the Maturity Date under this option and

   (b)        is the dollar amount of Annuity Payments already paid.

Option 4 -- Joint and Last Survivor Life Annuity. Monthly Annuity Payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.

Option 5 -- Joint and Last Survivor Annuity -- Annuity Reduced on Death of Primary Payee. Monthly Annuity Payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, We will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, We will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 -- Payments for a Fixed Period. We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than the period selected, We will continue to make payments to the designated Beneficiary during the remainder of the period. Please note that Option 6 may not satisfy the minimum required distribution rules for Qualified Contracts. Consult a tax adviser before electing this option.

Option 7 -- Other Annuity Options. We will make other arrangements for Annuity Payments as may be mutually agreed upon by You and Us.


VARIABLE LIQUIDITY BENEFIT


This benefit is offered with Variable Annuity option "Payments for a Fixed Period" (without life contingency) where payments are made on a variable basis.


At any time after annuitization and before death, a Participant may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum surrender charge rate shown on the specifications page of the Contract, (provided that the Contract is not beyond the fifth or eighth Contract Year, as specified in the applicable chart), multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the assumed (daily) net investment factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.



                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------
CONTRACT AND PARTICIPANT'S INDIVIDUAL ACCOUNT TERMINATION


Under the allocated Contracts, if the Contract Value in a Participant's Individual Account is less than the termination amount as stated in Your Contract ($2,000), We reserve the right to terminate that Participant's Individual Account and move the Contract Value of that Participant's Individual Account to Your Account.

We will not terminate any Participant's Individual Account that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Contract Value. For all other Participants We reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.

However, if You are the Participant and the Plan determines to terminate the Contract at a time when You (the Participant) have a guaranteed amount under any death benefit that is greater than the Contract Value You (the Participant) forfeit any guaranteed amount You (the Participant) have accrued under the death benefit upon termination of the Contract.

Any Contract Value to which a terminating Participant is not entitled under the Plan will be moved to Your Account at Your direction.

You may discontinue this Contract by Written Request at any time for any reason.

We reserve the right to discontinue this Contract if:

   (a) the Contract Value of the Contract is less than the termination amount stated in Your Contract ($20,000 for allocated Contracts; or

   (b) We determine within Our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or

   (c)        We receive notice that is satisfactory to Us of Plan
              Termination.

   (b) pay You the Cash Surrender Value of the Funding Options, or distribute the Cash Surrender Value of each Participant's Individual Account as described in the settlement provisions section at Your direction; and

   (c) pay You the Cash Surrender Value of the Fixed Account, if applicable.

If the Contract is discontinued, We will distribute the Cash Surrender Value to You at the most current address available on Our records. Discontinuance of the Contract will not affect payments We are making under Annuity options that began before the date of discontinuance. In New York (for Contracts issued on or after April 30, 2007) and certain other states We are required to pay You the Contract Value upon Our discontinuance of the Contract.


SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.


MISSTATEMENT


We may require proof of age of the Owner, Beneficiary or Annuitant before making any payments under this Contract that are measured by the Owner's, Beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.


Once Annuity Payments have begun, any overpayments or underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, We are required to pay interest on any underpayments.


FUNDING OPTIONS

The Company reserves the right, subject to compliance with the law, to substitute investment alternatives under the Contract and/or offer additional Funding Options.

Certain Funding Options are considered Competing Funds, and are subject to transfer restriction. These options are noted as such in Your Contract. Certain Funding Options are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option's investment strategy. These are also noted in Your Contract.

Certain Variable Annuity separate accounts and variable life insurance separate accounts may invest in the Funding Options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Funding Options do not currently foresee any such disadvantages either to Variable Annuity Contract Owners or variable life policy owners, each Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and Variable Annuity separate accounts, the Variable Annuity Contract Owners would not bear any of the related expenses, but Variable Annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

                             THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
MetLife of CT Separate Account QPN for Variable Annuities ("Separate Account") was established on December 26, 1995 and is exempt from registration with the SEC pursuant to Section 3(c)(11) of the 1940 Act. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Funding Options. We may also offer contracts through the Separate Account that are not registered with the SEC.

We hold the assets of the Separate Account for the exclusive benefit of the owners of the Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that We may conduct.

All investment income and other distributions of the Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Funding Option at net asset value. Shares of the Funding Options are currently sold only to life insurance company separate accounts to fund Variable Annuity and variable life insurance contracts or to qualified pension or retirement Plans as permitted under the Code, and the regulations thereunder.

We reserve the right to transfer the assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If We do so, We guarantee that the modification will not affect Your Contract Value.

Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit and Annuity Payments that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and Our long term ability to make such payments and are not guaranteed by any other party. We issue other Annuity contracts and life insurance policies where We pay all money We owe under those contracts and policies from Our general account. We are regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that We will be able to meet Our claims paying obligations; there are risks to purchasing any insurance product.


PERFORMANCE INFORMATION

In advertisements for the Contract, We may include performance figures to show You how a Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Funding Option and are not an indication of how a Funding Option will perform in the future.

Performance figures for each Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Funding Option. In those cases, We can create "hypothetical historical performance" of a Funding Option. These figures show the performance that the Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If You allocate a portion of Your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of Your Contract Value may decrease in value.



                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect You and your Contract. Nor does this discussion address other federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").

We do not expect to incur federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


QUALIFIED ANNUITY CONTRACTS


INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. We do not provide tax advice. Please consult your tax adviser about your particular situation.


ACCUMULATION

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.


TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings are free from federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2

A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies.

These exceptions include distributions made:

   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

In addition, a withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.


ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.

Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements, or

   (b)        financial hardship.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.



DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

If your spouse is your beneficiary, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Alternatively, if your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS

Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:

   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.

A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.

You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) . The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.

Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under other IRAs do apply to Roth IRAs.


DISTINCTION FOR PUERTO RICO CODE

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.


CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.


DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico Registered Investment Company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.



ERISA CONSIDERATIONS


In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.




                               OTHER INFORMATION
--------------------------------------------------------------------------------
THE INSURANCE COMPANY



MetLife Insurance Company of Connecticut ("MetLife of Connecticut") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States except New York, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

In 2013, MetLife, Inc. announced its plans to merge MetLife of Connecticut, MetLife Investors Insurance Company ("MetLife Investors"), MetLife Investors USA Insurance Company ("MetLife Investors USA"), and Exeter Reassurance Company, Ltd. ("Exeter Reassurance"), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife Investors and MetLife Investors USA, like MetLife of Connecticut, are U.S. insurance companies that issue variable insurance products in addition to other products. Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. MetLife of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals.



FINANCIAL STATEMENTS


The financial statements for the insurance Company and for the Separate Accounts are located in the Statement of Additional Information.


DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other Variable Annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas,

New York, NY 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry

Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck.

You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to

www.finra.org. An investor brochure that includes information describing FINRA
-------------
BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Company no longer offers the Contracts to new purchasers, but it continues to accept Purchase Payments from existing Contract Owners and Plan Participants.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.


We generally pay compensation as a percentage of Funding Options invested in the Contract. Alternatively, We may pay lower compensation on Funding Options but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.5%of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).


The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to You. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates, MetLife Securities, Inc. and New England Securities Corporation. (See the Statement of Additional Information -- "Distribution and Principal Underwriting Agreement" for a list of the broker-dealer firms that received compensation during 2012, as well as the range of additional compensation paid.)

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or subadviser to one or more Underlying Funds which are offered under the Contracts. These investment advisory firms include Morgan Stanley Investment Management, Inc., MetLife Advisers, LLC. MetLife Advisers, LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contracts.

SALE OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including MetLife Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contract is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.


Metropolitan Life Insurance Company ("MetLife"), an affiliate of the Company, registered representatives, who are associated with MetLife Securities, Inc., receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in Our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and Funding Options applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and Funding Options applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concessions and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sales of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series,a percentage of Purchase Payments allocated to the following Underlying Funds for the services it provides in marketing the Underlying Funds shares in connection with the Contract: the American Funds(R) Global Growth Fund, the American

Funds(R) Growth Fund, the American Funds(R) Growth-Income Fund, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Growth Allocation Portfolio.


CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which We deliver a Contract govern that Contract. Where a state has not approved a Contract feature or Funding Option, it will not be available in that state. Any paid-up Annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which We delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.


VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, We believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders We are required to obtain from You and from other owners' instructions on how to vote those shares. We will vote all shares, including those We may own on Our own behalf, and those where We have not received instructions from Contract Owners, in the same proportion as shares for which We received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should We determine that We are no longer required to comply with the above, We will vote on the shares in Our own right. In certain limited circumstances, and when permitted by law, We may disregard voting instructions. If We do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.


CONTRACT MODIFICATION

We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.


POSTPONEMENT OF PAYMENT (THE "EMERGENCY PROCEDURE")

Payment of any benefit or determination of values may be postponed whenever:
(1) the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists as determined by the Commission so that disposal of the securities held in the Funding Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Funding Option's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of Contract Owners. This Emergency Procedure will supercede any provision of the Contract that specifies a Valuation Date. At any time, payments from the Fixed Account may also be delayed.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require Us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about You and Your Contract to government regulators.


LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                  APPENDIX A
--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION



         FOR METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.




                                             MRP -- SEPARATE ACCOUNT CHARGES 0.80%
                                                                                 UNIT VALUE AT                   NUMBER OF UNITS
                                                                                  BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                            YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------------------ ------ --------------- --------------- ----------------
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01).......... 2008   0.917           0.877                      --
                                                                         2007   0.793           0.917                 606,950
                                                                         2006   0.779           0.793                 545,333
                                                                         2005   0.729           0.779                 492,511
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)........ 2006   1.122           1.175                      --
                                                                         2005   1.081           1.122               4,702,700
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01)......... 2006   0.901           0.888                      --
                                                                         2005   0.791           0.901                 183,015
American Funds Insurance Series(R)
 American Funds Global Growth Subaccount (Class 2) (5/04)............... 2013   1.795           2.300               1,026,052
                                                                         2012   1.476           1.795               1,604,954
                                                                         2011   1.633           1.476               1,750,535
                                                                         2010   1.473           1.633               2,069,801
                                                                         2009   1.044           1.473               2,841,281
                                                                         2008   1.708           1.044               2,412,144
                                                                         2007   1.499           1.708               2,294,629
                                                                         2006   1.255           1.499               1,453,911
                                                                         2005   1.109           1.255                 592,615
 American Funds Growth Subaccount (Class 2) (5/04)...................... 2013   1.540           1.988               2,808,346
                                                                         2012   1.317           1.540               3,547,320
                                                                         2011   1.387           1.317               4,924,916
                                                                         2010   1.178           1.387               5,335,625
                                                                         2009   0.852           1.178               5,699,057
                                                                         2008   1.532           0.852               4,896,716
                                                                         2007   1.375           1.532               5,593,900
                                                                         2006   1.258           1.375               3,219,691
                                                                         2005   1.091           1.258               1,183,856
 American Funds Growth-Income Subaccount (Class 2) (5/04)............... 2013   1.363           1.805                 623,738
                                                                         2012   1.170           1.363                 771,459
                                                                         2011   1.201           1.170                 948,671
                                                                         2010   1.086           1.201               1,462,128
                                                                         2009   0.834           1.086               2,459,752
                                                                         2008   1.353           0.834               2,364,357
                                                                         2007   1.299           1.353               2,914,044
                                                                         2006   1.136           1.299               2,520,726
                                                                         2005   1.082           1.136               1,450,865
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)....................................... 2006   2.460           2.441                      --
                                                                         2005   2.098           2.460               4,745,861
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03)................... 2006   1.760           2.315                      --
                                                                         2005   1.655           1.760                 757,974
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)............ 2008   1.354           1.299                      --
                                                                         2007   1.274           1.354               2,502,235
                                                                         2006   1.103           1.274               2,547,399
                                                                         2005   1.065           1.103               2,566,767

                             MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                             UNIT VALUE AT
                                                                                              BEGINNING OF
PORTFOLIO NAME                                                                        YEAR        YEAR
------------------------------------------------------------------------------------ ------ ---------------
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98).................. 2008   1.306
                                                                                     2007   1.480
                                                                                     2006   1.438
                                                                                     2005   1.370
Fidelity(R) Variable Insurance Products
 Fidelity VIP Contrafund(R) Subaccount (Service Class 2) (6/01)..................... 2013   1.789
                                                                                     2012   1.553
                                                                                     2011   1.610
                                                                                     2010   1.388
                                                                                     2009   1.033
                                                                                     2008   1.817
                                                                                     2007   1.562
                                                                                     2006   1.413
                                                                                     2005   1.221
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 2013   2.486
                                                                                     2012   2.187
                                                                                     2011   2.473
                                                                                     2010   1.939
                                                                                     2009   1.399
                                                                                     2008   2.334
                                                                                     2007   2.040
                                                                                     2006   1.830
                                                                                     2005   1.563
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.311
                                                                                     2012   1.193
                                                                                     2011   1.263
                                                                                     2010   0.998
                                                                                     2009   0.701
                                                                                     2008   1.228
                                                                                     2007   1.113
                                                                                     2006   1.032
                                                                                     2005   0.993
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 2006   1.475
                                                                                     2005   1.345
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2013   3.241
                                                                                     2012   2.887
                                                                                     2011   3.458
                                                                                     2010   2.965
                                                                                     2009   1.732
                                                                                     2008   3.691
                                                                                     2007   2.889
                                                                                     2006   2.274
                                                                                     2005   1.798
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 2013   1.568
                                                                                     2012   1.337
                                                                                     2011   1.508
                                                                                     2010   1.402
                                                                                     2009   1.032
                                                                                     2008   1.744
                                                                                     2007   1.523
                                                                                     2006   1.264
                                                                                     2005   1.156
High Yield Bond Trust
 High Yield Bond Trust (5/05)....................................................... 2006   1.029
                                                                                     2005   1.000
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 2013   0.784
                                                                                     2012   0.676
                                                                                     2011   0.693
                                                                                     2010   0.556
                                                                                     2009   0.388
                                                                                     2008   0.697
                                                                                     2007   0.577
                                                                                     2006   0.513
                                                                                     2005   0.462



                                                                                                      NUMBER OF UNITS
                                                                                      UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                         END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------ --------------- ----------------
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98).................. 1.236                      --
                                                                                     1.306               4,353,434
                                                                                     1.480               4,294,212
                                                                                     1.438               4,041,542
Fidelity(R) Variable Insurance Products
 Fidelity VIP Contrafund(R) Subaccount (Service Class 2) (6/01)..................... 2.325                 894,287
                                                                                     1.789               1,034,439
                                                                                     1.553               1,298,771
                                                                                     1.610               1,953,229
                                                                                     1.388               2,926,995
                                                                                     1.033               2,891,551
                                                                                     1.817               3,832,178
                                                                                     1.562               2,947,001
                                                                                     1.413               1,722,394
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 3.350                 878,042
                                                                                     2.486               1,311,534
                                                                                     2.187               1,992,674
                                                                                     2.473               2,288,272
                                                                                     1.939               2,889,712
                                                                                     1.399               3,317,106
                                                                                     2.334               4,265,817
                                                                                     2.040               3,376,589
                                                                                     1.830               2,207,743
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 1.797                 173,544
                                                                                     1.311                 163,377
                                                                                     1.193                 226,459
                                                                                     1.263                 328,424
                                                                                     0.998                 544,904
                                                                                     0.701                 610,380
                                                                                     1.228                 652,799
                                                                                     1.113                 532,803
                                                                                     1.032                 576,907
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 1.732                      --
                                                                                     1.475                 366,454
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 3.185                 238,342
                                                                                     3.241                 380,339
                                                                                     2.887                 445,269
                                                                                     3.458                 740,739
                                                                                     2.965               1,175,308
                                                                                     1.732                 980,399
                                                                                     3.691               1,092,325
                                                                                     2.889                 851,265
                                                                                     2.274                 332,490
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 1.913                 131,014
                                                                                     1.568                 324,580
                                                                                     1.337                 376,835
                                                                                     1.508                 708,770
                                                                                     1.402                 752,933
                                                                                     1.032                 697,982
                                                                                     1.744                 751,036
                                                                                     1.523                 563,685
                                                                                     1.264                 412,394
High Yield Bond Trust
 High Yield Bond Trust (5/05)....................................................... 1.055                      --
                                                                                     1.029                      48
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 1.027                 840,213
                                                                                     0.784               1,306,308
                                                                                     0.676               1,601,874
                                                                                     0.693               2,312,305
                                                                                     0.556               2,717,306
                                                                                     0.388               2,279,516
                                                                                     0.697               2,903,533
                                                                                     0.577               2,322,705
                                                                                     0.513               2,128,853

                            MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                           UNIT VALUE AT
                                                                                            BEGINNING OF
PORTFOLIO NAME                                                                      YEAR        YEAR
---------------------------------------------------------------------------------- ------ ---------------
 Janus Aspen Global Life Sciences Subaccount (Service Shares) (5/00).............. 2010   1.162
                                                                                   2009   0.932
                                                                                   2008   1.323
                                                                                   2007   1.096
                                                                                   2006   1.039
                                                                                   2005   0.933
 Janus Aspen Global Technology Subaccount (Service Shares) (5/00)................. 2011   0.543
                                                                                   2010   0.440
                                                                                   2009   0.283
                                                                                   2008   0.509
                                                                                   2007   0.422
                                                                                   2006   0.394
                                                                                   2005   0.356
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................. 2006   0.855
                                                                                   2005   0.769
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03).................................... 2006   1.577
                                                                                   2005   1.529
Legg Mason Partners Equity Trust
 LMPET S&P 500 Index Subaccount (Class A) (6/98).................................. 2010   1.045
                                                                                   2009   0.836
                                                                                   2008   1.347
                                                                                   2007   1.293
                                                                                   2006   1.131
                                                                                   2005   1.095
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................... 2013   2.509
                                                                                   2012   2.209
                                                                                   2011   2.117
                                                                                   2010   1.914
                                                                                   2009   1.443
                                                                                   2008   1.890
                                                                                   2007   1.875
                                                                                   2006   1.834
                                                                                   2005   1.816
 Templeton Growth Fund, Inc. (Class A) (8/96)..................................... 2011   2.250
                                                                                   2010   2.109
                                                                                   2009   1.626
                                                                                   2008   2.899
                                                                                   2007   2.860
                                                                                   2006   2.366
                                                                                   2005   2.206
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)........ 2013   1.339
                                                                                   2012   1.137
                                                                                   2011   1.118
                                                                                   2010   0.902
                                                                                   2009   0.675
                                                                                   2008   1.142
                                                                                   2007   1.135
                                                                                   2006   1.051
                                                                                   2005   0.949
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (4/07)............ 2013   0.963
                                                                                   2012   0.845
                                                                                   2011   0.908
                                                                                   2010   0.785
                                                                                   2009   0.611
                                                                                   2008   0.972
                                                                                   2007   1.009
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)............. 2013   1.805
                                                                                   2012   1.569
                                                                                   2011   1.542
                                                                                   2010   1.380
                                                                                   2009   1.139
                                                                                   2008   1.624
                                                                                   2007   1.510
                                                                                   2006   1.326
                                                                                   2005   1.282



                                                                                                    NUMBER OF UNITS
                                                                                    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                       END OF YEAR      END OF YEAR
---------------------------------------------------------------------------------- --------------- ----------------
 Janus Aspen Global Life Sciences Subaccount (Service Shares) (5/00).............. 1.181                      --
                                                                                   1.162                 193,808
                                                                                   0.932                 195,698
                                                                                   1.323                 250,599
                                                                                   1.096                 172,078
                                                                                   1.039                 130,037
 Janus Aspen Global Technology Subaccount (Service Shares) (5/00)................. 0.583                      --
                                                                                   0.543                 351,339
                                                                                   0.440                 638,503
                                                                                   0.283                 599,307
                                                                                   0.509               1,049,630
                                                                                   0.422                 741,728
                                                                                   0.394                 724,224
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................. 0.917                      --
                                                                                   0.855                 647,648
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03).................................... 1.782                      --
                                                                                   1.577                 187,645
Legg Mason Partners Equity Trust
 LMPET S&P 500 Index Subaccount (Class A) (6/98).................................. 1.114                      --
                                                                                   1.045               4,124,575
                                                                                   0.836               5,138,227
                                                                                   1.347               6,247,242
                                                                                   1.293               5,198,633
                                                                                   1.131               5,261,632
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................... 2.494                  87,846
                                                                                   2.509                 138,643
                                                                                   2.209                 180,404
                                                                                   2.117                 221,520
                                                                                   1.914                 270,213
                                                                                   1.443                 418,267
                                                                                   1.890                 939,953
                                                                                   1.875                 747,385
                                                                                   1.834                 695,541
 Templeton Growth Fund, Inc. (Class A) (8/96)..................................... 2.524                      --
                                                                                   2.250               2,301,640
                                                                                   2.109               2,502,776
                                                                                   1.626               2,785,648
                                                                                   2.899               4,942,823
                                                                                   2.860               4,545,233
                                                                                   2.366               4,209,251
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)........ 1.962                 497,202
                                                                                   1.339                 668,624
                                                                                   1.137               1,052,284
                                                                                   1.118               1,572,838
                                                                                   0.902               1,669,887
                                                                                   0.675               1,581,500
                                                                                   1.142               2,978,634
                                                                                   1.135               3,094,501
                                                                                   1.051               3,252,824
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (4/07)............ 1.263                  22,572
                                                                                   0.963                  89,079
                                                                                   0.845                 445,369
                                                                                   0.908                 830,213
                                                                                   0.785               1,004,258
                                                                                   0.611               1,222,874
                                                                                   0.972               1,609,178
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)............. 2.328                 122,641
                                                                                   1.805                 386,756
                                                                                   1.569                 772,756
                                                                                   1.542               1,015,282
                                                                                   1.380               1,276,517
                                                                                   1.139               1,593,284
                                                                                   1.624               3,227,190
                                                                                   1.510               2,811,993
                                                                                   1.326               2,953,263

                             MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                              UNIT VALUE AT
                                                                                               BEGINNING OF
PORTFOLIO NAME                                                                         YEAR        YEAR
------------------------------------------------------------------------------------- ------ ---------------
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)............... 2013   1.615
                                                                                      2012   1.425
                                                                                      2011   1.332
                                                                                      2010   1.196
                                                                                      2009   0.981
                                                                                      2008   1.521
                                                                                      2007   1.506
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2013   2.046
                                                                                      2012   1.714
                                                                                      2011   1.739
                                                                                      2010   1.596
                                                                                      2009   1.130
                                                                                      2008   1.817
                                                                                      2007   1.739
                                                                                      2006   1.676
                                                                                      2005   1.605
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2013   1.929
                                                                                      2012   1.669
                                                                                      2011   1.603
                                                                                      2010   1.476
                                                                                      2009   1.195
                                                                                      2008   1.872
                                                                                      2007   1.816
                                                                                      2006   1.548
                                                                                      2005   1.465
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2013   1.768
                                                                                      2012   1.493
                                                                                      2011   1.484
                                                                                      2010   1.195
                                                                                      2009   0.844
                                                                                      2008   1.435
                                                                                      2007   1.385
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 2009   0.829
                                                                                      2008   1.337
                                                                                      2007   1.284
                                                                                      2006   1.125
                                                                                      2005   1.087
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 2013   1.450
                                                                                      2012   1.321
                                                                                      2011   1.332
                                                                                      2010   1.197
                                                                                      2009   0.982
                                                                                      2008   1.324
                                                                                      2007   1.203
                                                                                      2006   1.126
                                                                                      2005   1.087
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 2011   1.045
                                                                                      2010   0.965
                                                                                      2009   0.828
                                                                                      2008   1.059
                                                                                      2007   1.054
                                                                                      2006   1.020
                                                                                      2005   1.005
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2013   2.475
                                                                                      2012   2.108
                                                                                      2011   2.090
                                                                                      2010   1.833
                                                                                      2009   1.188
                                                                                      2008   1.731
                                                                                      2007   1.746
                                                                                      2006   1.591
                                                                                      2005   1.544
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 2010   1.286
                                                                                      2009   1.293
                                                                                      2008   1.271
                                                                                      2007   1.221
                                                                                      2006   1.176
                                                                                      2005   1.153



                                                                                                       NUMBER OF UNITS
                                                                                       UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                          END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------- --------------- ----------------
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)............... 2.017                  61,005
                                                                                      1.615                  69,027
                                                                                      1.425                 114,586
                                                                                      1.332                 130,876
                                                                                      1.196                 327,769
                                                                                      0.981                 422,662
                                                                                      1.521                 623,472
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2.798                  94,039
                                                                                      2.046                 137,767
                                                                                      1.714                 312,259
                                                                                      1.739                 401,779
                                                                                      1.596                 415,809
                                                                                      1.130                 510,603
                                                                                      1.817               1,659,441
                                                                                      1.739               1,407,186
                                                                                      1.676               1,322,785
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2.533                 313,669
                                                                                      1.929                 383,256
                                                                                      1.669                 595,928
                                                                                      1.603                 639,416
                                                                                      1.476                 738,787
                                                                                      1.195                 712,858
                                                                                      1.872               1,695,614
                                                                                      1.816               1,614,855
                                                                                      1.548               1,364,011
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2.580                 456,683
                                                                                      1.768                 527,708
                                                                                      1.493                 572,535
                                                                                      1.484                 785,742
                                                                                      1.195                 847,183
                                                                                      0.844                 793,971
                                                                                      1.435               1,069,315
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 0.809                      --
                                                                                      0.829               1,585,166
                                                                                      1.337               2,524,699
                                                                                      1.284               2,610,250
                                                                                      1.125               2,597,987
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 1.708               1,960,793
                                                                                      1.450               2,037,145
                                                                                      1.321               1,966,041
                                                                                      1.332               2,053,890
                                                                                      1.197               2,476,231
                                                                                      0.982               2,517,105
                                                                                      1.324               2,978,942
                                                                                      1.203                 248,981
                                                                                      1.126                 240,793
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 1.035                      --
                                                                                      1.045                 262,863
                                                                                      0.965                 225,252
                                                                                      0.828                 263,786
                                                                                      1.059                 254,532
                                                                                      1.054                 225,816
                                                                                      1.020                  14,114
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2.609                  49,042
                                                                                      2.475                 121,024
                                                                                      2.108                 174,728
                                                                                      2.090                 283,568
                                                                                      1.833                 465,289
                                                                                      1.188                 484,301
                                                                                      1.731               1,368,744
                                                                                      1.746               1,267,050
                                                                                      1.591               1,224,925
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 1.283                      --
                                                                                      1.286              10,281,238
                                                                                      1.293              10,439,677
                                                                                      1.271              11,283,389
                                                                                      1.221               8,736,446
                                                                                      1.176               8,970,323

                                        MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                  UNIT VALUE AT                   NUMBER OF UNITS
                                                                                   BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                             YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------------------- ------ --------------- --------------- ----------------
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).............................. 2007   2.335           2.456                      --
                                                                          2006   1.992           2.335                 603,946
                                                                          2005   1.930           1.992                 646,532
 LMPVPI Total Return Subaccount (Class I) (10/98)........................ 2007   1.466           1.512                      --
                                                                          2006   1.313           1.466                 658,739
                                                                          2005   1.281           1.313                 739,519
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)....... 2007   1.317           1.409                      --
                                                                          2006   1.176           1.317                 845,914
                                                                          2005   1.130           1.176                 592,508
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).............. 2007   1.323           1.379                      --
                                                                          2006   1.138           1.323                 676,211
                                                                          2005   1.111           1.138                 482,765
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).................. 2007   1.392           1.539                      --
                                                                          2006   1.251           1.392                 344,495
                                                                          2005   1.165           1.251                 195,419
Managed Assets Trust
 Managed Assets Trust (7/05)............................................. 2006   1.021           1.057                      --
                                                                          2005   1.000           1.021                      --
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)............. 2008   2.726           2.634                      --
                                                                          2007   2.591           2.726                 475,153
                                                                          2006   2.706           2.591                 586,953
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *................. 2013   2.683           2.925                 189,352
                                                                          2012   2.313           2.683                 215,454
                                                                          2011   2.272           2.313                 471,243
                                                                          2010   1.971           2.272                 479,966
                                                                          2009   1.348           1.971                 833,120
                                                                          2008   1.791           1.348                 607,627
                                                                          2007   1.757           1.791                 613,170
                                                                          2006   1.658           1.757                 181,323
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)............... 2007   1.177           1.238                      --
                                                                          2006   1.106           1.177                 189,385
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)............... 2013   1.143           1.522                 123,136
                                                                          2012   1.015           1.143                 233,386
                                                                          2011   1.021           1.015                 222,239
                                                                          2010   0.915           1.021                 270,808
                                                                          2009   0.773           0.915                 164,235
                                                                          2008   1.243           0.773                 186,496
                                                                          2007   1.227           1.243                 356,645
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)............. 2013   1.094           1.126                 427,952
                                                                          2012   0.874           1.094                 587,829
                                                                          2011   0.930           0.874                 956,860
                                                                          2010   0.806           0.930               1,266,959
                                                                          2009   0.601           0.806               1,773,288
                                                                          2008   1.037           0.601               1,594,940
                                                                          2007   1.227           1.037               2,268,501
                                                                          2006   1.003           1.227               2,073,480
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)....... 2013   3.252           4.166                 581,430
                                                                          2012   2.669           3.252                 833,634
                                                                          2011   2.903           2.669               1,092,605
                                                                          2010   2.668           2.903               1,976,265
                                                                          2009   1.878           2.668               3,625,488
                                                                          2008   3.256           1.878               3,742,050
                                                                          2007   2.516           3.256               5,432,329
                                                                          2006   2.441           2.516               4,958,834
 MIST ClearBridge Aggressive Growth Subaccount (Class B) (4/08).......... 2013   0.968           1.399                  33,739
                                                                          2012   0.822           0.968                  61,500
                                                                          2011   0.802           0.822                  43,472
                                                                          2010   0.653           0.802                  22,669
                                                                          2009   0.495           0.653                  13,080
                                                                          2008   0.783           0.495                     278

                             MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                              UNIT VALUE AT
                                                                                               BEGINNING OF
PORTFOLIO NAME                                                                         YEAR        YEAR
------------------------------------------------------------------------------------- ------ ---------------
 MIST FOF - American Funds(R) Balanced Allocation Subaccount (Class C) (4/08)........ 2013   1.100
                                                                                      2012   0.976
                                                                                      2011   1.006
                                                                                      2010   0.904
                                                                                      2009   0.704
                                                                                      2008   1.001
 MIST FOF - American Funds(R) Growth Allocation Subaccount (Class C) (4/08).......... 2013   1.042
                                                                                      2012   0.904
                                                                                      2011   0.957
                                                                                      2010   0.850
                                                                                      2009   0.639
                                                                                      2008   1.000
 MIST FOF - American Funds(R) Moderate Allocation Subaccount (Class C) (4/08)........ 2013   1.126
                                                                                      2012   1.024
                                                                                      2011   1.031
                                                                                      2010   0.945
                                                                                      2009   0.772
                                                                                      2008   1.002
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *..................... 2013   1.998
                                                                                      2012   1.555
                                                                                      2011   1.823
                                                                                      2010   1.575
                                                                                      2009   1.021
                                                                                      2008   1.736
                                                                                      2007   1.765
                                                                                      2006   1.593
 MIST Invesco Comstock Subaccount (Class B) (5/09)................................... 2013   1.775
                                                                                      2012   1.509
                                                                                      2011   1.544
                                                                                      2010   1.355
                                                                                      2009   1.080
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *............................ 2013   1.435
                                                                                      2012   1.261
                                                                                      2011   1.320
                                                                                      2010   1.060
                                                                                      2009   0.845
                                                                                      2008   1.390
                                                                                      2007   1.523
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)........................... 2013   1.512
                                                                                      2012   1.286
                                                                                      2011   1.308
                                                                                      2010   1.042
                                                                                      2009   0.783
                                                                                      2008   1.285
                                                                                      2007   1.163
                                                                                      2006   1.166
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)........................... 2013   1.409
                                                                                      2012   1.228
                                                                                      2011   1.377
                                                                                      2010   1.162
                                                                                      2009   0.907
                                                                                      2008   1.223
                                                                                      2007   1.245
                                                                                      2006   1.161
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)................. 2009   0.879
                                                                                      2008   1.184
                                                                                      2007   1.123
                                                                                      2006   1.057
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)............................ 2011   0.689
                                                                                      2010   0.647
                                                                                      2009   0.473
                                                                                      2008   0.902



                                                                                                       NUMBER OF UNITS
                                                                                       UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                          END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------- --------------- ----------------
 MIST FOF - American Funds(R) Balanced Allocation Subaccount (Class C) (4/08)........ 1.293                  49,126
                                                                                      1.100                  66,663
                                                                                      0.976                  67,367
                                                                                      1.006                  89,286
                                                                                      0.904                 411,958
                                                                                      0.704                  17,495
 MIST FOF - American Funds(R) Growth Allocation Subaccount (Class C) (4/08).......... 1.293                 353,321
                                                                                      1.042                 506,346
                                                                                      0.904                 529,842
                                                                                      0.957                 509,334
                                                                                      0.850                 527,797
                                                                                      0.639                  72,315
 MIST FOF - American Funds(R) Moderate Allocation Subaccount (Class C) (4/08)........ 1.268                 154,622
                                                                                      1.126                 150,743
                                                                                      1.024                 148,802
                                                                                      1.031                 110,193
                                                                                      0.945                 316,411
                                                                                      0.772                  31,425
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *..................... 2.592                 435,312
                                                                                      1.998                 629,697
                                                                                      1.555                 870,375
                                                                                      1.823               1,212,355
                                                                                      1.575               1,845,543
                                                                                      1.021               1,657,320
                                                                                      1.736               2,423,045
                                                                                      1.765               1,656,157
 MIST Invesco Comstock Subaccount (Class B) (5/09)................................... 2.383                  49,031
                                                                                      1.775                  55,425
                                                                                      1.509                 141,753
                                                                                      1.544                 221,235
                                                                                      1.355                 196,612
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *............................ 1.855                 214,488
                                                                                      1.435                 177,108
                                                                                      1.261                 380,454
                                                                                      1.320                 531,985
                                                                                      1.060                 653,915
                                                                                      0.845                 445,377
                                                                                      1.390                 514,055
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)........................... 2.108                 192,455
                                                                                      1.512                 264,696
                                                                                      1.286                 302,044
                                                                                      1.308                 298,962
                                                                                      1.042                 317,069
                                                                                      0.783                 253,089
                                                                                      1.285                 260,795
                                                                                      1.163                  81,211
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)........................... 1.863                 122,980
                                                                                      1.409                 113,256
                                                                                      1.228                 147,513
                                                                                      1.377                  73,144
                                                                                      1.162                  69,253
                                                                                      0.907                  14,965
                                                                                      1.223                  38,393
                                                                                      1.245                  10,874
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)................. 0.871                      --
                                                                                      0.879                  99,237
                                                                                      1.184                  72,631
                                                                                      1.123                  58,047
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)............................ 0.734                      --
                                                                                      0.689                   7,545
                                                                                      0.647                  65,840
                                                                                      0.473                   3,556

                                        MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                  UNIT VALUE AT                   NUMBER OF UNITS
                                                                                   BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                             YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------------------- ------ --------------- --------------- ----------------
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06)............. 2013   1.783           1.914                 370,223
                                                                          2012   1.588           1.783                 425,061
                                                                          2011   1.527           1.588                 316,826
                                                                          2010   1.360           1.527                 498,560
                                                                          2009   1.000           1.360                 360,026
                                                                          2008   1.235           1.000                 125,518
                                                                          2007   1.166           1.235                 135,709
                                                                          2006   1.106           1.166                  43,352
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)........... 2009   0.779           0.742                      --
                                                                          2008   1.368           0.779               1,775,749
                                                                          2007   1.233           1.368               2,156,062
                                                                          2006   1.241           1.233               2,073,090
 MIST Met/Templeton Growth Subaccount (Class E) (5/11)................... 2013   2.537           2.701                      --
                                                                          2012   2.091           2.537                 814,213
                                                                          2011   2.527           2.091               1,723,168
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)............ 2013   1.040           1.336                 322,706
                                                                          2012   0.898           1.040                 383,622
                                                                          2011   1.045           0.898                 735,855
 MIST MFS(R) Emerging Markets Equity Subaccount (Class A) (4/08)......... 2013   1.252           1.182                 141,476
                                                                          2012   1.059           1.252                 402,651
                                                                          2011   1.309           1.059                 293,625
                                                                          2010   1.064           1.309                 295,554
                                                                          2009   0.634           1.064                 240,192
                                                                          2008   1.374           0.634                  47,192
 MIST MFS(R) Research International Subaccount (Class B) (4/08).......... 2013   1.579           1.868                   4,655
                                                                          2012   1.364           1.579                   4,986
                                                                          2011   1.540           1.364                  53,097
                                                                          2010   1.393           1.540                  53,444
                                                                          2009   1.067           1.393                 225,983
                                                                          2008   1.821           1.067                  20,303
 MIST MLA Mid Cap Subaccount (Class A) (4/07)............................ 2013   2.741           2.979                      --
                                                                          2012   2.617           2.741                 105,457
                                                                          2011   2.781           2.617                 221,738
                                                                          2010   2.274           2.781                 282,061
                                                                          2009   1.672           2.274                 416,319
                                                                          2008   1.159           1.672                 392,586
                                                                          2007   1.301           1.159                  71,608
 MIST Oppenheimer Capital Appreciation Subaccount (Class A) (4/08)....... 2012   0.898           1.011                      --
                                                                          2011   0.914           0.898                  27,376
                                                                          2010   0.840           0.914                   6,557
                                                                          2009   0.588           0.840                  49,224
                                                                          2008   1.044           0.588                     473
 MIST Oppenheimer Global Equity Subaccount (Class B) (4/08).............. 2013   2.217           2.796                      --
                                                                          2012   1.845           2.217                  68,972
                                                                          2011   2.030           1.845                  74,778
                                                                          2010   1.765           2.030                 118,581
                                                                          2009   1.273           1.765                  90,992
                                                                          2008   2.047           1.273                   2,333
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13).............. 2013   1.015           1.169               1,354,789
 MIST PIMCO Inflation Protected Bond Subaccount (Class A) (4/07) *....... 2013   1.509           1.363                 388,665
                                                                          2012   1.392           1.509                 850,854
                                                                          2011   1.258           1.392                 887,176
                                                                          2010   1.175           1.258               1,082,945
                                                                          2009   1.000           1.175                 981,329
                                                                          2008   1.080           1.000                 574,692
                                                                          2007   1.014           1.080                 434,558
 MIST PIMCO Total Return Subaccount (Class B) (5/09)..................... 2013   2.017           1.963                 688,816
                                                                          2012   1.861           2.017               1,225,302
                                                                          2011   1.818           1.861               1,520,310
                                                                          2010   1.695           1.818               2,690,472
                                                                          2009   1.513           1.695               2,594,022

                                        MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                  UNIT VALUE AT                   NUMBER OF UNITS
                                                                                   BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                             YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------------------- ------ --------------- --------------- ----------------
 MIST Pioneer Fund Subaccount (Class A) (4/06)........................... 2013   1.664           2.196                  11,788
                                                                          2012   1.517           1.664                  28,425
                                                                          2011   1.602           1.517                  61,754
                                                                          2010   1.389           1.602                 126,928
                                                                          2009   1.130           1.389                 105,810
                                                                          2008   1.696           1.130                 144,685
                                                                          2007   1.629           1.696                 127,566
                                                                          2006   1.506           1.629                 107,404
 MIST Pioneer Mid-Cap Value Subaccount (Class A) (4/06).................. 2007   1.188           1.315                      --
                                                                          2006   1.123           1.188                  12,126
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)............... 2013   2.686           2.706                 137,914
                                                                          2012   2.426           2.686                 201,044
                                                                          2011   2.360           2.426                 322,797
                                                                          2010   2.121           2.360                 589,802
                                                                          2009   1.606           2.121                 756,850
                                                                          2008   1.814           1.606                 621,487
                                                                          2007   1.715           1.814                 804,622
                                                                          2006   1.647           1.715                 662,585
 MIST RCM Technology Subaccount (Class B) (5/11)......................... 2013   0.525           0.550                      --
                                                                          2012   0.472           0.525                 228,601
                                                                          2011   0.581           0.472                 300,872
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *........ 2013   1.068           1.418                 928,269
                                                                          2012   0.913           1.068               1,728,671
                                                                          2011   0.958           0.913               3,063,814
                                                                          2010   0.826           0.958               3,960,683
                                                                          2009   0.703           0.826               5,690,022
                                                                          2008   1.113           0.703               6,174,571
                                                                          2007   1.082           1.113               9,498,252
                                                                          2006   1.001           1.082               8,064,102
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *........ 2013   1.924           2.528                 528,101
                                                                          2012   1.644           1.924                 771,409
                                                                          2011   1.821           1.644               1,060,235
                                                                          2010   1.531           1.821               1,425,054
                                                                          2009   1.220           1.531               1,961,018
                                                                          2008   1.753           1.220               1,763,923
                                                                          2007   1.822           1.753               3,178,391
                                                                          2006   1.782           1.822                 545,476
Metropolitan Series Fund
 MSF BlackRock Bond Income Subaccount (Class A) (4/06)................... 2013   1.998           1.967                 576,488
                                                                          2012   1.873           1.998                 759,677
                                                                          2011   1.772           1.873                 819,413
                                                                          2010   1.649           1.772               1,034,495
                                                                          2009   1.518           1.649               1,415,217
                                                                          2008   1.585           1.518                 923,773
                                                                          2007   1.503           1.585               1,490,981
                                                                          2006   1.439           1.503               1,425,445
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09).......... 2013   1.686           2.244               1,146,255
                                                                          2012   1.486           1.686               1,494,273
                                                                          2011   1.645           1.486               1,939,432
                                                                          2010   1.384           1.645               2,648,950
                                                                          2009   1.093           1.384               3,320,926
 MSF BlackRock Capital Appreciation Subaccount (Class B) (4/08).......... 2009   2.176           2.268                      --
                                                                          2008   3.349           2.176                  24,582
 MSF BlackRock Diversified Subaccount (Class A) (5/09)................... 2013   1.288           1.541                  48,227
                                                                          2012   1.156           1.288                  43,422
                                                                          2011   1.122           1.156                 169,779
                                                                          2010   1.032           1.122                  61,036
                                                                          2009   0.885           1.032                 118,571
 MSF BlackRock Large Cap Value Subaccount (Class B) (4/08)............... 2013   1.331           1.740                  16,398
                                                                          2012   1.177           1.331                  98,374
                                                                          2011   1.163           1.177                  80,346
                                                                          2010   1.076           1.163                  83,627
                                                                          2009   0.977           1.076                  32,097
                                                                          2008   1.426           0.977                   6,490
 MSF BlackRock Money Market Subaccount (Class E) (5/10).................. 2013   1.255           1.245               2,132,408
                                                                          2012   1.266           1.255               3,726,830
                                                                          2011   1.276           1.266               4,663,936
                                                                          2010   1.283           1.276               7,246,877

                            MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                            UNIT VALUE AT
                                                                                             BEGINNING OF
PORTFOLIO NAME                                                                       YEAR        YEAR
----------------------------------------------------------------------------------- ------ ---------------
 MSF Davis Venture Value Subaccount (Class A) (4/08)............................... 2013   1.246
                                                                                    2012   1.113
                                                                                    2011   1.169
                                                                                    2010   1.052
                                                                                    2009   0.803
                                                                                    2008   1.294
 MSF FI Large Cap Subaccount (Class A) (4/06)...................................... 2009   1.017
                                                                                    2008   1.858
                                                                                    2007   1.801
                                                                                    2006   1.768
 MSF FI Value Leaders Subaccount (Class D) (4/06).................................. 2013   1.989
                                                                                    2012   1.734
                                                                                    2011   1.865
                                                                                    2010   1.642
                                                                                    2009   1.360
                                                                                    2008   2.248
                                                                                    2007   2.177
                                                                                    2006   2.111
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 2013   0.735
                                                                                    2012   0.668
                                                                                    2011   0.695
                                                                                    2010   0.608
                                                                                    2009   0.411
                                                                                    2008   0.763
                                                                                    2007   0.639
                                                                                    2006   0.651
 MSF Jennison Growth Subaccount (Class A) (4/12)................................... 2013   0.976
                                                                                    2012   1.010
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 2012   0.890
                                                                                    2011   0.895
                                                                                    2010   0.811
                                                                                    2009   0.586
                                                                                    2008   0.879
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.964
                                                                                    2010   0.840
                                                                                    2009   0.644
                                                                                    2008   1.090
                                                                                    2007   1.064
                                                                                    2006   1.000
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.349
                                                                                    2012   1.246
                                                                                    2011   1.216
                                                                                    2010   1.114
                                                                                    2009   0.932
                                                                                    2008   1.097
                                                                                    2007   1.047
                                                                                    2006   1.000
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.281
                                                                                    2012   1.159
                                                                                    2011   1.156
                                                                                    2010   1.045
                                                                                    2009   0.852
                                                                                    2008   1.095
                                                                                    2007   1.053
                                                                                    2006   1.000
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.201
                                                                                    2012   1.069
                                                                                    2011   1.093
                                                                                    2010   0.973
                                                                                    2009   0.776
                                                                                    2008   1.095
                                                                                    2007   1.058
                                                                                    2006   1.000



                                                                                                     NUMBER OF UNITS
                                                                                     UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                        END OF YEAR      END OF YEAR
----------------------------------------------------------------------------------- --------------- ----------------
 MSF Davis Venture Value Subaccount (Class A) (4/08)............................... 1.652                 108,804
                                                                                    1.246                 295,792
                                                                                    1.113                 376,390
                                                                                    1.169                 615,415
                                                                                    1.052               1,339,733
                                                                                    0.803               1,466,316
 MSF FI Large Cap Subaccount (Class A) (4/06)...................................... 1.064                      --
                                                                                    1.017               2,060,476
                                                                                    1.858               2,634,819
                                                                                    1.801               2,753,636
 MSF FI Value Leaders Subaccount (Class D) (4/06).................................. 2.195                      --
                                                                                    1.989                 624,684
                                                                                    1.734                 713,176
                                                                                    1.865                 914,518
                                                                                    1.642               1,098,895
                                                                                    1.360               1,315,072
                                                                                    2.248               1,781,421
                                                                                    2.177               1,847,498
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 0.967                 396,335
                                                                                    0.735                 563,876
                                                                                    0.668               1,027,250
                                                                                    0.695               1,318,428
                                                                                    0.608               2,047,156
                                                                                    0.411               2,339,277
                                                                                    0.763               4,320,558
                                                                                    0.639               4,504,552
 MSF Jennison Growth Subaccount (Class A) (4/12)................................... 1.326                 298,089
                                                                                    0.976                 304,182
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 1.020                      --
                                                                                    0.890                 255,048
                                                                                    0.895                 251,753
                                                                                    0.811                 337,292
                                                                                    0.586                 363,719
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 1.048                      --
                                                                                    0.964                 713,719
                                                                                    0.840               2,533,213
                                                                                    0.644               1,846,167
                                                                                    1.090               1,343,253
                                                                                    1.064                 515,102
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 1.396                 150,339
                                                                                    1.349                 249,469
                                                                                    1.246                 782,500
                                                                                    1.216                 734,008
                                                                                    1.114               1,125,722
                                                                                    0.932                 806,829
                                                                                    1.097                 468,583
                                                                                    1.047                 171,346
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 1.410                 285,756
                                                                                    1.281                 597,519
                                                                                    1.159               1,314,810
                                                                                    1.156               1,104,924
                                                                                    1.045               1,111,571
                                                                                    0.852               1,143,124
                                                                                    1.095                 583,075
                                                                                    1.053                 242,241
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 1.406               1,051,276
                                                                                    1.201               1,363,747
                                                                                    1.069               1,993,632
                                                                                    1.093               2,147,689
                                                                                    0.973               3,679,848
                                                                                    0.776               2,380,180
                                                                                    1.095               1,995,660
                                                                                    1.058               1,206,829

                            MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                           UNIT VALUE AT
                                                                                            BEGINNING OF
PORTFOLIO NAME                                                                      YEAR        YEAR
---------------------------------------------------------------------------------- ------ ---------------
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)........ 2013   1.123
                                                                                   2012   0.981
                                                                                   2011   1.027
                                                                                   2010   0.903
                                                                                   2009   0.705
                                                                                   2008   1.095
                                                                                   2007   1.063
                                                                                   2006   1.000
 MSF MetLife Stock Index Subaccount (Class A) (5/09) *............................ 2013   1.277
                                                                                   2012   1.112
                                                                                   2011   1.100
                                                                                   2010   0.966
                                                                                   2009   0.780
 MSF MFS(R) Total Return Subaccount (Class F) (4/06).............................. 2013   2.615
                                                                                   2012   2.367
                                                                                   2011   2.335
                                                                                   2010   2.142
                                                                                   2009   1.824
                                                                                   2008   2.367
                                                                                   2007   2.291
                                                                                   2006   2.132
 MSF MFS(R) Value Subaccount (Class A) (4/06)..................................... 2013   1.570
                                                                                   2012   1.357
                                                                                   2011   1.356
                                                                                   2010   1.227
                                                                                   2009   1.024
                                                                                   2008   1.529
                                                                                   2007   1.432
                                                                                   2006   1.289
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)......................... 2013   2.999
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)................... 2013   1.268
                                                                                   2012   1.077
                                                                                   2011   1.100
                                                                                   2010   0.950
                                                                                   2009   0.669
                                                                                   2008   1.164
                                                                                   2007   1.075
                                                                                   2006   0.998
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)................... 2013   1.740
                                                                                   2012   1.514
                                                                                   2011   1.504
                                                                                   2010   1.126
                                                                                   2009   0.819
                                                                                   2008   1.239
 MSF Western Asset Management High Yield Bond Subaccount (Class A) (4/06)......... 2007   1.127
                                                                                   2006   1.055
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *....... 2013   1.324
                                                                                   2012   1.289
                                                                                   2011   1.230
                                                                                   2010   1.170
                                                                                   2009   1.129
                                                                                   2008   1.140
                                                                                   2007   1.100
                                                                                   2006   1.057
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)................... 2006   1.131
                                                                                   2005   1.078
PIMCO Variable Insurance Trust
 PIMCO VIT Real Return Subaccount (Administrative Class) (6/05)................... 2007   0.988
                                                                                   2006   0.989
                                                                                   2005   1.000
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).................. 2009   1.456
                                                                                   2008   1.401
                                                                                   2007   1.298
                                                                                   2006   1.260
                                                                                   2005   1.240



                                                                                                    NUMBER OF UNITS
                                                                                    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                       END OF YEAR      END OF YEAR
---------------------------------------------------------------------------------- --------------- ----------------
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)........ 1.384               1,237,083
                                                                                   1.123               1,778,797
                                                                                   0.981               3,047,170
                                                                                   1.027               4,390,526
                                                                                   0.903               4,192,022
                                                                                   0.705               3,188,727
                                                                                   1.095               2,240,979
                                                                                   1.063                 601,332
 MSF MetLife Stock Index Subaccount (Class A) (5/09) *............................ 1.672               2,391,442
                                                                                   1.277               2,909,074
                                                                                   1.112               4,246,551
                                                                                   1.100               5,169,435
                                                                                   0.966                 330,228
 MSF MFS(R) Total Return Subaccount (Class F) (4/06).............................. 3.081                 913,259
                                                                                   2.615               1,196,076
                                                                                   2.367               1,752,591
                                                                                   2.335               2,268,630
                                                                                   2.142               2,831,600
                                                                                   1.824               3,137,526
                                                                                   2.367               4,648,347
                                                                                   2.291               4,503,963
 MSF MFS(R) Value Subaccount (Class A) (4/06)..................................... 2.114               1,769,921
                                                                                   1.570               1,330,910
                                                                                   1.357               1,378,089
                                                                                   1.356               1,496,538
                                                                                   1.227               1,675,505
                                                                                   1.024               1,412,808
                                                                                   1.529               1,257,804
                                                                                   1.432                 388,414
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)......................... 3.766                  59,321
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)................... 1.745                 165,349
                                                                                   1.268                 294,619
                                                                                   1.077                 354,944
                                                                                   1.100                 733,060
                                                                                   0.950                 724,597
                                                                                   0.669                 543,259
                                                                                   1.164                 830,461
                                                                                   1.075                 665,478
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)................... 2.489               1,654,261
                                                                                   1.740               1,964,027
                                                                                   1.514               2,519,394
                                                                                   1.504               2,810,024
                                                                                   1.126               3,252,862
                                                                                   0.819               2,882,502
 MSF Western Asset Management High Yield Bond Subaccount (Class A) (4/06)......... 1.173                      --
                                                                                   1.127                 456,416
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *....... 1.306                 306,468
                                                                                   1.324               1,040,118
                                                                                   1.289               1,763,398
                                                                                   1.230               2,080,474
                                                                                   1.170               2,562,680
                                                                                   1.129               2,263,419
                                                                                   1.140               2,663,624
                                                                                   1.100               2,286,785
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)................... 1.198                      --
                                                                                   1.131                 298,360
PIMCO Variable Insurance Trust
 PIMCO VIT Real Return Subaccount (Administrative Class) (6/05)................... 1.010                      --
                                                                                   0.988                 435,339
                                                                                   0.989                  25,433
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).................. 1.509                      --
                                                                                   1.456               2,222,495
                                                                                   1.401               3,075,048
                                                                                   1.298               2,859,226
                                                                                   1.260               2,924,975

                             MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                                              UNIT VALUE AT
                                                                                               BEGINNING OF
PORTFOLIO NAME                                                                         YEAR        YEAR
------------------------------------------------------------------------------------- ------ ---------------
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01).............................. 2007   2.035
                                                                                      2006   1.749
                                                                                      2005   1.647
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)................................ 2006   1.162
                                                                                      2005   1.078
 Travelers Convertible Securities Subaccount (5/04).................................. 2006   1.035
                                                                                      2005   1.040
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)............................... 2006   2.471
                                                                                      2005   2.216
 Travelers Equity Income Subaccount (10/96).......................................... 2006   2.004
                                                                                      2005   1.933
 Travelers Federated High Yield Subaccount (11/96)................................... 2006   1.612
                                                                                      2005   1.585
 Travelers Large Cap Subaccount (9/96)............................................... 2006   1.711
                                                                                      2005   1.587
 Travelers Managed Allocation Series: Aggressive Subaccount (7/05)................... 2006   1.057
                                                                                      2005   1.000
 Travelers Managed Allocation Series: Conservative Subaccount (5/05)................. 2006   1.023
                                                                                      2005   1.000
 Travelers Managed Allocation Series: Moderate Subaccount (6/05)..................... 2006   1.048
                                                                                      2005   1.000
 Travelers Managed Allocation Series: Moderate-Aggressive Subaccount (5/05).......... 2006   1.071
                                                                                      2005   1.000
 Travelers Managed Allocation Series: Moderate-Conservative Subaccount (6/05)........ 2006   1.030
                                                                                      2005   1.000
 Travelers Mercury Large Cap Core Subaccount (6/98).................................. 2006   1.039
                                                                                      2005   0.935
 Travelers MFS(R) Mid Cap Growth Subaccount (6/01)................................... 2006   0.614
                                                                                      2005   0.600
 Travelers MFS(R) Total Return Subaccount (8/96)..................................... 2006   2.059
                                                                                      2005   2.016
 Travelers MFS(R) Value Subaccount (5/04)............................................ 2006   1.190
                                                                                      2005   1.127
 Travelers Mondrian International Stock Subaccount (9/96)............................ 2006   1.384
                                                                                      2005   1.273
 Travelers Pioneer Fund Subaccount (5/03)............................................ 2006   1.416
                                                                                      2005   1.347
 Travelers Pioneer Mid Cap Value Subaccount (5/05)................................... 2006   1.064
                                                                                      2005   1.000
 Travelers Pioneer Strategic Income Subaccount (9/96)................................ 2006   1.626
                                                                                      2005   1.581
 Travelers Quality Bond Subaccount (7/97)............................................ 2006   1.448
                                                                                      2005   1.437
 Travelers Strategic Equity Subaccount (9/96)........................................ 2006   1.698
                                                                                      2005   1.677
 Travelers Style Focus Series: Small Cap Growth Subaccount (9/05).................... 2006   1.010
                                                                                      2005   1.000
 Travelers Style Focus Series: Small Cap Value Subaccount (9/05)..................... 2006   1.010
                                                                                      2005   1.000
 Travelers U.S. Government Securities Subaccount (5/04).............................. 2006   1.094
                                                                                      2005   1.057



                                                                                                       NUMBER OF UNITS
                                                                                       UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                          END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------- --------------- ----------------
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01).............................. 2.179                      --
                                                                                      2.035               2,256,210
                                                                                      1.749               1,737,523
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)................................ 1.241                      --
                                                                                      1.162               2,860,893
 Travelers Convertible Securities Subaccount (5/04).................................. 1.106                      --
                                                                                      1.035                   3,355
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)............................... 2.706                      --
                                                                                      2.471                 683,018
 Travelers Equity Income Subaccount (10/96).......................................... 2.111                      --
                                                                                      2.004               2,087,888
 Travelers Federated High Yield Subaccount (11/96)................................... 1.658                      --
                                                                                      1.612                 182,608
 Travelers Large Cap Subaccount (9/96)............................................... 1.768                      --
                                                                                      1.711               1,829,327
 Travelers Managed Allocation Series: Aggressive Subaccount (7/05)................... 1.126                      --
                                                                                      1.057                  28,386
 Travelers Managed Allocation Series: Conservative Subaccount (5/05)................. 1.029                      --
                                                                                      1.023                   1,342
 Travelers Managed Allocation Series: Moderate Subaccount (6/05)..................... 1.088                      --
                                                                                      1.048                  44,120
 Travelers Managed Allocation Series: Moderate-Aggressive Subaccount (5/05).......... 1.120                      --
                                                                                      1.071                 252,608
 Travelers Managed Allocation Series: Moderate-Conservative Subaccount (6/05)........ 1.053                      --
                                                                                      1.030                      19
 Travelers Mercury Large Cap Core Subaccount (6/98).................................. 1.106                      --
                                                                                      1.039                 184,783
 Travelers MFS(R) Mid Cap Growth Subaccount (6/01)................................... 0.651                      --
                                                                                      0.614               4,727,257
 Travelers MFS(R) Total Return Subaccount (8/96)..................................... 2.132                      --
                                                                                      2.059               4,196,861
 Travelers MFS(R) Value Subaccount (5/04)............................................ 1.289                      --
                                                                                      1.190                 178,295
 Travelers Mondrian International Stock Subaccount (9/96)............................ 1.593                      --
                                                                                      1.384               1,394,036
 Travelers Pioneer Fund Subaccount (5/03)............................................ 1.506                      --
                                                                                      1.416                 106,031
 Travelers Pioneer Mid Cap Value Subaccount (5/05)................................... 1.123                      --
                                                                                      1.064                      --
 Travelers Pioneer Strategic Income Subaccount (9/96)................................ 1.647                      --
                                                                                      1.626                 452,800
 Travelers Quality Bond Subaccount (7/97)............................................ 1.439                      --
                                                                                      1.448               1,438,578
 Travelers Strategic Equity Subaccount (9/96)........................................ 1.776                      --
                                                                                      1.698               1,294,954
 Travelers Style Focus Series: Small Cap Growth Subaccount (9/05).................... 1.166                      --
                                                                                      1.010                      --
 Travelers Style Focus Series: Small Cap Value Subaccount (9/05)..................... 1.161                      --
                                                                                      1.010                      --
 Travelers U.S. Government Securities Subaccount (5/04).............................. 1.057                      --
                                                                                      1.094               1,984,523

                                 MRP -- SEPARATE ACCOUNT CHARGES 0.80% (CONTINUED)
                                                                    UNIT VALUE AT                   NUMBER OF UNITS
                                                                     BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                               YEAR        YEAR        END OF YEAR      END OF YEAR
----------------------------------------------------------- ------ --------------- --------------- ----------------
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03)........ 2009   1.074           1.045                     --
                                                            2008   1.687           1.074                115,353
                                                            2007   1.741           1.687                207,644
                                                            2006   1.512           1.741                226,717
                                                            2005   1.464           1.512                152,684





                                              MRP -- SEPARATE ACCOUNT CHARGES 1.50%
                                                                                  UNIT VALUE AT                   NUMBER OF UNITS
                                                                                   BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                             YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------------------- ------ --------------- --------------- ----------------
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01)........... 2008   0.876           0.835                      --
                                                                          2007   0.762           0.876                 874,438
                                                                          2006   0.754           0.762                 973,798
                                                                          2005   0.711           0.754                 891,392
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)......... 2006   1.109           1.159                      --
                                                                          2005   1.076           1.109              17,734,860
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01).......... 2006   0.872           0.854                      --
                                                                          2005   0.771           0.872                 951,877
American Funds Insurance Series(R)
 American Funds Global Growth Subaccount (Class 2) (5/04)................ 2013   1.689           2.150               1,048,802
                                                                          2012   1.399           1.689               1,041,246
                                                                          2011   1.559           1.399               2,321,163
                                                                          2010   1.416           1.559               3,630,589
                                                                          2009   1.010           1.416               4,620,155
                                                                          2008   1.664           1.010               5,024,251
                                                                          2007   1.471           1.664               3,743,487
                                                                          2006   1.240           1.471               2,396,988
                                                                          2005   1.103           1.240               1,313,171
 American Funds Growth Subaccount (Class 2) (5/04)....................... 2013   1.450           1.858               1,378,294
                                                                          2012   1.248           1.450               1,561,413
                                                                          2011   1.324           1.248               3,525,276
                                                                          2010   1.132           1.324               5,380,572
                                                                          2009   0.824           1.132               7,613,172
                                                                          2008   1.494           0.824               7,658,297
                                                                          2007   1.350           1.494               7,546,410
                                                                          2006   1.243           1.350               6,913,220
                                                                          2005   1.086           1.243               3,980,066
 American Funds Growth-Income Subaccount (Class 2) (5/04)................ 2013   1.283           1.687               1,232,070
                                                                          2012   1.108           1.283               1,191,896
                                                                          2011   1.146           1.108               2,531,247
                                                                          2010   1.044           1.146               3,555,473
                                                                          2009   0.808           1.044               5,234,657
                                                                          2008   1.319           0.808               5,388,048
                                                                          2007   1.275           1.319               5,065,795
                                                                          2006   1.123           1.275               4,794,228
                                                                          2005   1.077           1.123               3,195,600
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)........................................ 2006   2.304           2.280                      --
                                                                          2005   1.979           2.304              18,563,953
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03).................... 2006   1.727           2.257                      --
                                                                          2005   1.636           1.727               1,777,079
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)............. 2008   1.267           1.213                      --
                                                                          2007   1.201           1.267               4,703,690
                                                                          2006   1.046           1.201               5,754,950
                                                                          2005   1.018           1.046               7,060,613
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98)....... 2008   1.222           1.154                      --
                                                                          2007   1.395           1.222               6,326,918
                                                                          2006   1.364           1.395               8,789,537
                                                                          2005   1.309           1.364              10,977,038

                             MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                             UNIT VALUE AT
                                                                                              BEGINNING OF
PORTFOLIO NAME                                                                        YEAR        YEAR
------------------------------------------------------------------------------------ ------ ---------------
Fidelity(R) Variable Insurance Products
 Fidelity VIP Contrafund(R) Subaccount (Service Class 2) (6/01)..................... 2013   1.650
                                                                                     2012   1.442
                                                                                     2011   1.506
                                                                                     2010   1.308
                                                                                     2009   0.980
                                                                                     2008   1.736
                                                                                     2007   1.502
                                                                                     2006   1.368
                                                                                     2005   1.191
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 2013   2.291
                                                                                     2012   2.030
                                                                                     2011   2.311
                                                                                     2010   1.825
                                                                                     2009   1.325
                                                                                     2008   2.228
                                                                                     2007   1.961
                                                                                     2006   1.771
                                                                                     2005   1.523
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.209
                                                                                     2012   1.107
                                                                                     2011   1.181
                                                                                     2010   0.939
                                                                                     2009   0.664
                                                                                     2008   1.172
                                                                                     2007   1.070
                                                                                     2006   0.999
                                                                                     2005   0.968
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 2006   1.448
                                                                                     2005   1.329
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2013   3.029
                                                                                     2012   2.717
                                                                                     2011   3.278
                                                                                     2010   2.830
                                                                                     2009   1.664
                                                                                     2008   3.572
                                                                                     2007   2.816
                                                                                     2006   2.232
                                                                                     2005   1.778
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 2013   1.476
                                                                                     2012   1.267
                                                                                     2011   1.439
                                                                                     2010   1.348
                                                                                     2009   0.998
                                                                                     2008   1.700
                                                                                     2007   1.495
                                                                                     2006   1.249
                                                                                     2005   1.151
High Yield Bond Trust
 High Yield Bond Trust (5/05)....................................................... 2006   1.025
                                                                                     2005   1.000
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 2013   0.718
                                                                                     2012   0.623
                                                                                     2011   0.643
                                                                                     2010   0.520
                                                                                     2009   0.365
                                                                                     2008   0.660
                                                                                     2007   0.551
                                                                                     2006   0.493
                                                                                     2005   0.447
 Janus Aspen Global Life Sciences Subaccount (Service Shares) (5/00)................ 2010   1.086
                                                                                     2009   0.877
                                                                                     2008   1.254
                                                                                     2007   1.046
                                                                                     2006   0.999
                                                                                     2005   0.903



                                                                                                      NUMBER OF UNITS
                                                                                      UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                         END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------ --------------- ----------------
Fidelity(R) Variable Insurance Products
 Fidelity VIP Contrafund(R) Subaccount (Service Class 2) (6/01)..................... 2.129               1,289,447
                                                                                     1.650               1,189,426
                                                                                     1.442               2,288,893
                                                                                     1.506               3,691,336
                                                                                     1.308               5,041,273
                                                                                     0.980               5,597,265
                                                                                     1.736               5,580,152
                                                                                     1.502               5,290,311
                                                                                     1.368               4,316,893
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 3.066               1,205,219
                                                                                     2.291               1,143,251
                                                                                     2.030               2,489,259
                                                                                     2.311               3,738,499
                                                                                     1.825               4,879,068
                                                                                     1.325               5,537,872
                                                                                     2.228               6,042,521
                                                                                     1.961               5,940,396
                                                                                     1.771               5,275,586
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 1.645                 240,309
                                                                                     1.209                 235,321
                                                                                     1.107                 646,959
                                                                                     1.181               1,159,134
                                                                                     0.939               1,203,898
                                                                                     0.664               1,191,033
                                                                                     1.172               1,314,904
                                                                                     1.070               1,245,900
                                                                                     0.999               1,259,582
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 1.689                      --
                                                                                     1.448                 656,050
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2.956                 292,183
                                                                                     3.029                 350,324
                                                                                     2.717                 907,540
                                                                                     3.278               1,352,281
                                                                                     2.830               2,031,237
                                                                                     1.664               2,084,019
                                                                                     3.572               2,233,832
                                                                                     2.816               2,063,801
                                                                                     2.232               1,283,293
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 1.788                 345,746
                                                                                     1.476                 312,370
                                                                                     1.267               1,017,766
                                                                                     1.439               1,728,098
                                                                                     1.348               2,457,767
                                                                                     0.998               2,721,326
                                                                                     1.700               2,382,872
                                                                                     1.495               2,297,478
                                                                                     1.249               1,807,817
High Yield Bond Trust
 High Yield Bond Trust (5/05)....................................................... 1.048                      --
                                                                                     1.025                     217
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 0.933               2,015,766
                                                                                     0.718               2,543,697
                                                                                     0.623               4,004,440
                                                                                     0.643               5,664,772
                                                                                     0.520               9,355,562
                                                                                     0.365              10,087,618
                                                                                     0.660              10,938,244
                                                                                     0.551              12,474,519
                                                                                     0.493              13,988,779
 Janus Aspen Global Life Sciences Subaccount (Service Shares) (5/00)................ 1.101                      --
                                                                                     1.086                 715,481
                                                                                     0.877                 780,010
                                                                                     1.254                 786,344
                                                                                     1.046                 862,409
                                                                                     0.999               1,350,337

                            MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                           UNIT VALUE AT
                                                                                            BEGINNING OF
PORTFOLIO NAME                                                                      YEAR        YEAR
---------------------------------------------------------------------------------- ------ ---------------
 Janus Aspen Global Technology Subaccount (Service Shares) (5/00)................. 2011   0.504
                                                                                   2010   0.412
                                                                                   2009   0.266
                                                                                   2008   0.482
                                                                                   2007   0.402
                                                                                   2006   0.379
                                                                                   2005   0.345
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................. 2006   0.822
                                                                                   2005   0.744
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03).................................... 2006   1.548
                                                                                   2005   1.511
Legg Mason Partners Equity Trust
 LMPET S&P 500 Index Subaccount (Class A) (6/98).................................. 2010   0.964
                                                                                   2009   0.776
                                                                                   2008   1.260
                                                                                   2007   1.218
                                                                                   2006   1.073
                                                                                   2005   1.046
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................... 2013   2.238
                                                                                   2012   1.985
                                                                                   2011   1.915
                                                                                   2010   1.744
                                                                                   2009   1.324
                                                                                   2008   1.746
                                                                                   2007   1.744
                                                                                   2006   1.718
                                                                                   2005   1.713
 Templeton Growth Fund, Inc. (Class A) (8/96)..................................... 2011   2.035
                                                                                   2010   1.921
                                                                                   2009   1.491
                                                                                   2008   2.677
                                                                                   2007   2.660
                                                                                   2006   2.216
                                                                                   2005   2.080
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)........ 2013   1.225
                                                                                   2012   1.047
                                                                                   2011   1.038
                                                                                   2010   0.843
                                                                                   2009   0.636
                                                                                   2008   1.083
                                                                                   2007   1.083
                                                                                   2006   1.010
                                                                                   2005   0.919
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (4/07)............ 2013   0.906
                                                                                   2012   0.800
                                                                                   2011   0.865
                                                                                   2010   0.753
                                                                                   2009   0.591
                                                                                   2008   0.946
                                                                                   2007   0.987
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)............. 2013   1.632
                                                                                   2012   1.429
                                                                                   2011   1.413
                                                                                   2010   1.274
                                                                                   2009   1.059
                                                                                   2008   1.521
                                                                                   2007   1.424
                                                                                   2006   1.259
                                                                                   2005   1.225
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)............ 2013   1.461
                                                                                   2012   1.299
                                                                                   2011   1.222
                                                                                   2010   1.105
                                                                                   2009   0.913
                                                                                   2008   1.426
                                                                                   2007   1.418



                                                                                                    NUMBER OF UNITS
                                                                                    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                       END OF YEAR      END OF YEAR
---------------------------------------------------------------------------------- --------------- ----------------
 Janus Aspen Global Technology Subaccount (Service Shares) (5/00)................. 0.540                      --
                                                                                   0.504               1,282,796
                                                                                   0.412               1,809,879
                                                                                   0.266               1,725,170
                                                                                   0.482               1,897,800
                                                                                   0.402               2,309,556
                                                                                   0.379               2,527,407
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................. 0.880                      --
                                                                                   0.822               1,901,939
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03).................................... 1.739                      --
                                                                                   1.548                 543,026
Legg Mason Partners Equity Trust
 LMPET S&P 500 Index Subaccount (Class A) (6/98).................................. 1.025                      --
                                                                                   0.964               5,919,187
                                                                                   0.776               6,747,566
                                                                                   1.260               8,394,430
                                                                                   1.218              10,694,114
                                                                                   1.073              11,991,921
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................... 2.210                 426,381
                                                                                   2.238                 486,885
                                                                                   1.985               1,108,503
                                                                                   1.915               1,593,590
                                                                                   1.744               2,305,464
                                                                                   1.324               2,546,218
                                                                                   1.746               2,934,324
                                                                                   1.744               3,442,527
                                                                                   1.718               4,635,064
 Templeton Growth Fund, Inc. (Class A) (8/96)..................................... 2.278                     101
                                                                                   2.035               4,345,226
                                                                                   1.921               5,791,136
                                                                                   1.491               6,691,155
                                                                                   2.677               8,580,420
                                                                                   2.660              10,506,686
                                                                                   2.216              11,556,208
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)........ 1.783               1,021,363
                                                                                   1.225               1,392,820
                                                                                   1.047               5,496,881
                                                                                   1.038               9,416,445
                                                                                   0.843              13,572,402
                                                                                   0.636              16,976,266
                                                                                   1.083              21,494,932
                                                                                   1.083              26,698,179
                                                                                   1.010              32,284,111
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (4/07)............ 1.179                 645,231
                                                                                   0.906                 811,378
                                                                                   0.800               1,584,515
                                                                                   0.865               2,329,370
                                                                                   0.753               3,427,943
                                                                                   0.591               4,343,479
                                                                                   0.946               5,306,512
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)............. 2.090               1,413,832
                                                                                   1.632               1,967,135
                                                                                   1.429               3,420,221
                                                                                   1.413               5,583,597
                                                                                   1.274               7,677,015
                                                                                   1.059               9,559,541
                                                                                   1.521              10,834,100
                                                                                   1.424              13,223,387
                                                                                   1.259              15,966,366
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)............ 1.813                 479,600
                                                                                   1.461                 682,316
                                                                                   1.299               1,050,595
                                                                                   1.222               1,636,261
                                                                                   1.105               2,171,739
                                                                                   0.913               2,313,377
                                                                                   1.426               2,974,206

                             MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                              UNIT VALUE AT
                                                                                               BEGINNING OF
PORTFOLIO NAME                                                                         YEAR        YEAR
------------------------------------------------------------------------------------- ------ ---------------
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2013   1.852
                                                                                      2012   1.563
                                                                                      2011   1.597
                                                                                      2010   1.476
                                                                                      2009   1.052
                                                                                      2008   1.703
                                                                                      2007   1.642
                                                                                      2006   1.593
                                                                                      2005   1.537
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2013   1.747
                                                                                      2012   1.522
                                                                                      2011   1.472
                                                                                      2010   1.365
                                                                                      2009   1.113
                                                                                      2008   1.755
                                                                                      2007   1.715
                                                                                      2006   1.472
                                                                                      2005   1.403
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2013   1.630
                                                                                      2012   1.385
                                                                                      2011   1.387
                                                                                      2010   1.125
                                                                                      2009   0.800
                                                                                      2008   1.369
                                                                                      2007   1.328
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 2009   0.802
                                                                                      2008   1.303
                                                                                      2007   1.261
                                                                                      2006   1.112
                                                                                      2005   1.082
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 2013   1.365
                                                                                      2012   1.252
                                                                                      2011   1.271
                                                                                      2010   1.150
                                                                                      2009   0.951
                                                                                      2008   1.290
                                                                                      2007   1.181
                                                                                      2006   1.113
                                                                                      2005   1.082
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 2011   0.993
                                                                                      2010   0.923
                                                                                      2009   0.798
                                                                                      2008   1.028
                                                                                      2007   1.030
                                                                                      2006   1.004
                                                                                      2005   0.996
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2013   2.236
                                                                                      2012   1.919
                                                                                      2011   1.915
                                                                                      2010   1.691
                                                                                      2009   1.104
                                                                                      2008   1.620
                                                                                      2007   1.645
                                                                                      2006   1.509
                                                                                      2005   1.476
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 2010   1.186
                                                                                      2009   1.202
                                                                                      2008   1.189
                                                                                      2007   1.150
                                                                                      2006   1.116
                                                                                      2005   1.102
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).......................................... 2007   2.203
                                                                                      2006   1.893
                                                                                      2005   1.847
 LMPVPI Total Return Subaccount (Class I) (10/98).................................... 2007   1.384
                                                                                      2006   1.248
                                                                                      2005   1.226



                                                                                                       NUMBER OF UNITS
                                                                                       UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                          END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------- --------------- ----------------
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2.516                 186,618
                                                                                      1.852                 215,857
                                                                                      1.563                 583,245
                                                                                      1.597               1,241,462
                                                                                      1.476               1,934,945
                                                                                      1.052               2,265,637
                                                                                      1.703               2,750,663
                                                                                      1.642               3,624,798
                                                                                      1.593               4,410,403
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2.278                 547,846
                                                                                      1.747                 622,069
                                                                                      1.522               1,120,234
                                                                                      1.472               1,970,174
                                                                                      1.365               2,421,511
                                                                                      1.113               3,019,330
                                                                                      1.755               4,171,098
                                                                                      1.715               5,565,457
                                                                                      1.472               6,896,463
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2.361                 314,947
                                                                                      1.630                 203,671
                                                                                      1.385                 473,812
                                                                                      1.387                 619,786
                                                                                      1.125                 910,594
                                                                                      0.800               1,049,622
                                                                                      1.369               1,161,590
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 0.781                      --
                                                                                      0.802               4,827,462
                                                                                      1.303               5,348,274
                                                                                      1.261               6,469,380
                                                                                      1.112               7,573,568
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 1.596                 153,368
                                                                                      1.365                 152,190
                                                                                      1.252                 317,697
                                                                                      1.271                 585,759
                                                                                      1.150                 806,914
                                                                                      0.951                 903,820
                                                                                      1.290               1,194,548
                                                                                      1.181               1,524,156
                                                                                      1.113               1,999,728
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 0.982                      --
                                                                                      0.993                 160,298
                                                                                      0.923                 246,749
                                                                                      0.798                 224,610
                                                                                      1.028                 221,091
                                                                                      1.030                 229,231
                                                                                      1.004                 322,199
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2.341                 270,798
                                                                                      2.236                 342,378
                                                                                      1.919                 541,879
                                                                                      1.915               1,073,301
                                                                                      1.691               1,408,435
                                                                                      1.104               1,411,761
                                                                                      1.620               1,693,627
                                                                                      1.645               2,007,200
                                                                                      1.509               2,108,663
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 1.180                  19,801
                                                                                      1.186              20,789,255
                                                                                      1.202              25,698,941
                                                                                      1.189              23,746,080
                                                                                      1.150              27,848,188
                                                                                      1.116              31,824,576
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).......................................... 2.312                      --
                                                                                      2.203               3,069,891
                                                                                      1.893               3,614,900
 LMPVPI Total Return Subaccount (Class I) (10/98).................................... 1.424                      --
                                                                                      1.384               3,933,394
                                                                                      1.248               5,007,135

                             MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                              UNIT VALUE AT
                                                                                               BEGINNING OF
PORTFOLIO NAME                                                                         YEAR        YEAR
------------------------------------------------------------------------------------- ------ ---------------
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)................... 2007   1.266
                                                                                      2006   1.138
                                                                                      2005   1.101
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).......................... 2007   1.299
                                                                                      2006   1.124
                                                                                      2005   1.105
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).............................. 2007   1.367
                                                                                      2006   1.236
                                                                                      2005   1.159
Managed Assets Trust
 Managed Assets Trust (7/05)......................................................... 2006   1.018
                                                                                      2005   1.000
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)......................... 2008   2.554
                                                                                      2007   2.444
                                                                                      2006   2.565
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *............................. 2013   2.396
                                                                                      2012   2.081
                                                                                      2011   2.058
                                                                                      2010   1.798
                                                                                      2009   1.238
                                                                                      2008   1.657
                                                                                      2007   1.636
                                                                                      2006   1.551
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)........................... 2007   1.109
                                                                                      2006   1.047
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)........................... 2013   1.033
                                                                                      2012   0.924
                                                                                      2011   0.936
                                                                                      2010   0.844
                                                                                      2009   0.719
                                                                                      2008   1.163
                                                                                      2007   1.154
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)......................... 2013   1.044
                                                                                      2012   0.839
                                                                                      2011   0.900
                                                                                      2010   0.785
                                                                                      2009   0.590
                                                                                      2008   1.025
                                                                                      2007   1.221
                                                                                      2006   1.003
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)................... 2013   2.900
                                                                                      2012   2.397
                                                                                      2011   2.625
                                                                                      2010   2.430
                                                                                      2009   1.722
                                                                                      2008   3.007
                                                                                      2007   2.340
                                                                                      2006   2.280
 MIST ClearBridge Aggressive Growth Subaccount (Class B) (4/08)...................... 2013   0.890
                                                                                      2012   0.762
                                                                                      2011   0.748
                                                                                      2010   0.614
                                                                                      2009   0.468
                                                                                      2008   0.744
 MIST FOF - American Funds(R) Balanced Allocation Subaccount (Class C) (4/08)........ 2013   1.064
                                                                                      2012   0.952
                                                                                      2011   0.987
                                                                                      2010   0.893
                                                                                      2009   0.701
                                                                                      2008   1.001



                                                                                                       NUMBER OF UNITS
                                                                                       UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                          END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------- --------------- ----------------
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)................... 1.351                      --
                                                                                      1.266               1,416,753
                                                                                      1.138               1,240,390
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).......................... 1.350                      --
                                                                                      1.299               3,030,493
                                                                                      1.124               3,330,405
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).............................. 1.507                      --
                                                                                      1.367               1,539,893
                                                                                      1.236               1,383,348
Managed Assets Trust
 Managed Assets Trust (7/05)......................................................... 1.051                      --
                                                                                      1.018                     380
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)......................... 2.462                      --
                                                                                      2.554               1,750,476
                                                                                      2.444               2,126,925
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *............................. 2.594                 365,289
                                                                                      2.396                 374,729
                                                                                      2.081                 553,829
                                                                                      2.058                 595,615
                                                                                      1.798                 751,479
                                                                                      1.238                 727,102
                                                                                      1.657                 809,970
                                                                                      1.636                 873,995
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)........................... 1.164                      --
                                                                                      1.109               1,242,209
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)........................... 1.365                 221,441
                                                                                      1.033                 166,720
                                                                                      0.924                 453,185
                                                                                      0.936                 682,964
                                                                                      0.844                 935,154
                                                                                      0.719               1,036,612
                                                                                      1.163               1,052,239
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)......................... 1.067                 970,524
                                                                                      1.044               1,065,540
                                                                                      0.839               1,639,889
                                                                                      0.900               2,287,070
                                                                                      0.785               3,028,799
                                                                                      0.590               2,894,871
                                                                                      1.025               3,183,922
                                                                                      1.221               3,905,358
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)................... 3.688               2,726,896
                                                                                      2.900               3,017,101
                                                                                      2.397               5,089,994
                                                                                      2.625               6,764,459
                                                                                      2.430               9,244,599
                                                                                      1.722              10,841,868
                                                                                      3.007              11,858,330
                                                                                      2.340              15,179,427
 MIST ClearBridge Aggressive Growth Subaccount (Class B) (4/08)...................... 1.278                 229,911
                                                                                      0.890                  88,787
                                                                                      0.762                 196,387
                                                                                      0.748                  33,970
                                                                                      0.614                   5,089
                                                                                      0.468                      --
 MIST FOF - American Funds(R) Balanced Allocation Subaccount (Class C) (4/08)........ 1.243                 388,784
                                                                                      1.064                 329,568
                                                                                      0.952                 749,028
                                                                                      0.987                 666,224
                                                                                      0.893                 606,607
                                                                                      0.701                 385,153

                             MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                              UNIT VALUE AT
                                                                                               BEGINNING OF
PORTFOLIO NAME                                                                         YEAR        YEAR
------------------------------------------------------------------------------------- ------ ---------------
 MIST FOF - American Funds(R) Growth Allocation Subaccount (Class C) (4/08).......... 2013   1.008
                                                                                      2012   0.881
                                                                                      2011   0.939
                                                                                      2010   0.840
                                                                                      2009   0.636
                                                                                      2008   1.000
 MIST FOF - American Funds(R) Moderate Allocation Subaccount (Class C) (4/08)........ 2013   1.090
                                                                                      2012   0.998
                                                                                      2011   1.011
                                                                                      2010   0.934
                                                                                      2009   0.768
                                                                                      2008   1.002
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *..................... 2013   1.782
                                                                                      2012   1.397
                                                                                      2011   1.649
                                                                                      2010   1.435
                                                                                      2009   0.937
                                                                                      2008   1.604
                                                                                      2007   1.643
                                                                                      2006   1.490
 MIST Invesco Comstock Subaccount (Class B) (5/09)................................... 2013   1.658
                                                                                      2012   1.420
                                                                                      2011   1.463
                                                                                      2010   1.293
                                                                                      2009   1.036
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *............................ 2013   1.350
                                                                                      2012   1.195
                                                                                      2011   1.260
                                                                                      2010   1.019
                                                                                      2009   0.817
                                                                                      2008   1.355
                                                                                      2007   1.491
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)........................... 2013   1.437
                                                                                      2012   1.231
                                                                                      2011   1.260
                                                                                      2010   1.011
                                                                                      2009   0.765
                                                                                      2008   1.265
                                                                                      2007   1.153
                                                                                      2006   1.161
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)........................... 2013   1.339
                                                                                      2012   1.175
                                                                                      2011   1.327
                                                                                      2010   1.127
                                                                                      2009   0.886
                                                                                      2008   1.203
                                                                                      2007   1.234
                                                                                      2006   1.157
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)................. 2009   0.857
                                                                                      2008   1.164
                                                                                      2007   1.111
                                                                                      2006   1.051
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)............................ 2011   0.664
                                                                                      2010   0.628
                                                                                      2009   0.462
                                                                                      2008   0.886
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06)......................... 2013   1.679
                                                                                      2012   1.505
                                                                                      2011   1.458
                                                                                      2010   1.308
                                                                                      2009   0.968
                                                                                      2008   1.204
                                                                                      2007   1.144
                                                                                      2006   1.091
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)....................... 2009   0.754
                                                                                      2008   1.334
                                                                                      2007   1.210
                                                                                      2006   1.224



                                                                                                       NUMBER OF UNITS
                                                                                       UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                          END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------- --------------- ----------------
 MIST FOF - American Funds(R) Growth Allocation Subaccount (Class C) (4/08).......... 1.242                 504,473
                                                                                      1.008                 444,880
                                                                                      0.881                 427,492
                                                                                      0.939                 252,046
                                                                                      0.840                 174,830
                                                                                      0.636                  51,532
 MIST FOF - American Funds(R) Moderate Allocation Subaccount (Class C) (4/08)........ 1.219                 429,232
                                                                                      1.090                 551,029
                                                                                      0.998                 465,137
                                                                                      1.011                 334,202
                                                                                      0.934                 246,149
                                                                                      0.768                  26,699
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *..................... 2.296               1,093,256
                                                                                      1.782               1,181,106
                                                                                      1.397               1,914,695
                                                                                      1.649               2,626,274
                                                                                      1.435               3,344,044
                                                                                      0.937               3,845,961
                                                                                      1.604               4,825,986
                                                                                      1.643               5,464,160
 MIST Invesco Comstock Subaccount (Class B) (5/09)................................... 2.212                 137,500
                                                                                      1.658                 195,427
                                                                                      1.420                 629,308
                                                                                      1.463                 943,139
                                                                                      1.293               1,213,461
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *............................ 1.734                 492,567
                                                                                      1.350                 477,866
                                                                                      1.195                 919,362
                                                                                      1.260               1,149,463
                                                                                      1.019               1,643,653
                                                                                      0.817               1,718,984
                                                                                      1.355               1,706,830
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)........................... 1.989                 110,271
                                                                                      1.437                 107,919
                                                                                      1.231                 159,810
                                                                                      1.260                 144,901
                                                                                      1.011                 136,493
                                                                                      0.765                 195,163
                                                                                      1.265                 120,157
                                                                                      1.153                  35,871
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)........................... 1.758                 215,036
                                                                                      1.339                 151,628
                                                                                      1.175                 157,194
                                                                                      1.327                 129,566
                                                                                      1.127                 129,687
                                                                                      0.886                 189,039
                                                                                      1.203                 150,533
                                                                                      1.234                  32,623
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)................. 0.848                      --
                                                                                      0.857                  13,886
                                                                                      1.164                   7,648
                                                                                      1.111                   5,582
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)............................ 0.706                      --
                                                                                      0.664                  13,868
                                                                                      0.628                  19,094
                                                                                      0.462                     609
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06)......................... 1.789                 112,154
                                                                                      1.679                 166,257
                                                                                      1.505                 647,083
                                                                                      1.458                 537,902
                                                                                      1.308                 692,499
                                                                                      0.968                 580,196
                                                                                      1.204                 540,784
                                                                                      1.144                 353,367
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)....................... 0.717                      --
                                                                                      0.754               6,218,100
                                                                                      1.334               7,490,845
                                                                                      1.210               9,190,734

                                        MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                  UNIT VALUE AT                   NUMBER OF UNITS
                                                                                   BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                             YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------------------- ------ --------------- --------------- ----------------
 MIST Met/Templeton Growth Subaccount (Class E) (5/11)................... 2013   2.262           2.403                      --
                                                                          2012   1.878           2.262               2,024,706
                                                                          2011   2.280           1.878               3,263,379
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)............ 2013   0.992           1.266                 789,712
                                                                          2012   0.863           0.992                 799,984
                                                                          2011   1.008           0.863               2,375,094
 MIST MFS(R) Emerging Markets Equity Subaccount (Class A) (4/08)......... 2013   1.194           1.120                 124,153
                                                                          2012   1.018           1.194                 150,264
                                                                          2011   1.267           1.018                 120,613
                                                                          2010   1.037           1.267                 141,624
                                                                          2009   0.622           1.037                  72,157
                                                                          2008   1.355           0.622                   2,925
 MIST MFS(R) Research International Subaccount (Class B) (4/08).......... 2013   1.453           1.707                  75,572
                                                                          2012   1.264           1.453                  70,398
                                                                          2011   1.437           1.264                  71,108
                                                                          2010   1.309           1.437                  50,562
                                                                          2009   1.010           1.309                  31,377
                                                                          2008   1.731           1.010                  13,418
 MIST MLA Mid Cap Subaccount (Class A) (4/07)............................ 2013   2.479           2.688                      --
                                                                          2012   2.384           2.479                 359,052
                                                                          2011   2.551           2.384                 680,005
                                                                          2010   2.101           2.551               1,022,484
                                                                          2009   1.555           2.101               1,403,029
                                                                          2008   1.138           1.555               1,455,046
                                                                          2007   1.283           1.138                  24,910
 MIST Oppenheimer Capital Appreciation Subaccount (Class A) (4/08)....... 2012   0.832           0.935                      --
                                                                          2011   0.853           0.832                   7,640
                                                                          2010   0.789           0.853                   4,115
                                                                          2009   0.556           0.789                   7,537
                                                                          2008   0.992           0.556                   3,490
 MIST Oppenheimer Global Equity Subaccount (Class B) (4/08).............. 2013   1.985           2.485                      --
                                                                          2012   1.663           1.985                  74,987
                                                                          2011   1.843           1.663                  41,879
                                                                          2010   1.614           1.843                  21,079
                                                                          2009   1.172           1.614                   7,923
                                                                          2008   1.893           1.172                   3,269
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13).............. 2013   1.015           1.163               4,532,029
 MIST PIMCO Inflation Protected Bond Subaccount (Class A) (4/07) *....... 2013   1.431           1.284                 490,857
                                                                          2012   1.329           1.431               1,229,418
                                                                          2011   1.210           1.329                 811,352
                                                                          2010   1.138           1.210                 544,538
                                                                          2009   0.976           1.138                 344,260
                                                                          2008   1.061           0.976                 205,518
                                                                          2007   1.001           1.061                  64,882
 MIST PIMCO Total Return Subaccount (Class B) (5/09)..................... 2013   1.859           1.796               1,416,827
                                                                          2012   1.727           1.859               2,231,389
                                                                          2011   1.699           1.727               3,475,444
                                                                          2010   1.595           1.699               5,168,365
                                                                          2009   1.430           1.595               6,012,210
 MIST Pioneer Fund Subaccount (Class A) (4/06)........................... 2013   1.555           2.038                  45,049
                                                                          2012   1.427           1.555                  32,302
                                                                          2011   1.518           1.427                  82,418
                                                                          2010   1.326           1.518                 172,326
                                                                          2009   1.086           1.326                 223,699
                                                                          2008   1.642           1.086                 208,300
                                                                          2007   1.587           1.642                 210,377
                                                                          2006   1.475           1.587                 212,276
 MIST Pioneer Mid-Cap Value Subaccount (Class A) (4/06).................. 2007   1.175           1.298                      --
                                                                          2006   1.116           1.175                  14,132
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)............... 2013   2.396           2.397                 211,922
                                                                          2012   2.180           2.396                 386,035
                                                                          2011   2.135           2.180                 743,949
                                                                          2010   1.932           2.135               1,079,908
                                                                          2009   1.474           1.932               1,467,696
                                                                          2008   1.676           1.474               1,616,705
                                                                          2007   1.595           1.676               1,579,932
                                                                          2006   1.539           1.595               1,679,403

                                        MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                  UNIT VALUE AT                   NUMBER OF UNITS
                                                                                   BEGINNING OF   UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                             YEAR        YEAR        END OF YEAR      END OF YEAR
------------------------------------------------------------------------- ------ --------------- --------------- ----------------
 MIST RCM Technology Subaccount (Class B) (5/11)......................... 2013   0.480           0.502                      --
                                                                          2012   0.435           0.480                 873,250
                                                                          2011   0.538           0.435                 975,563
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *........ 2013   1.019           1.343               3,715,635
                                                                          2012   0.877           1.019               4,059,473
                                                                          2011   0.928           0.877               6,250,485
                                                                          2010   0.805           0.928               8,785,390
                                                                          2009   0.690           0.805              11,794,236
                                                                          2008   1.100           0.690              14,364,659
                                                                          2007   1.077           1.100              17,761,155
                                                                          2006   1.001           1.077              18,565,726
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *........ 2013   1.798           2.346               1,015,202
                                                                          2012   1.547           1.798               1,053,721
                                                                          2011   1.726           1.547               1,546,770
                                                                          2010   1.461           1.726               2,467,558
                                                                          2009   1.173           1.461               3,428,755
                                                                          2008   1.696           1.173               4,019,529
                                                                          2007   1.776           1.696               4,427,287
                                                                          2006   1.739           1.776                 726,415
Metropolitan Series Fund
 MSF BlackRock Bond Income Subaccount (Class A) (4/06)................... 2013   1.793           1.753                 570,343
                                                                          2012   1.693           1.793                 803,388
                                                                          2011   1.613           1.693               1,134,410
                                                                          2010   1.511           1.613               1,430,338
                                                                          2009   1.401           1.511               1,708,356
                                                                          2008   1.473           1.401               1,926,108
                                                                          2007   1.407           1.473               2,277,476
                                                                          2006   1.353           1.407               2,821,508
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09).......... 2013   1.504           1.988               1,860,476
                                                                          2012   1.335           1.504               2,183,384
                                                                          2011   1.488           1.335               4,271,633
                                                                          2010   1.261           1.488               6,352,104
                                                                          2009   1.000           1.261               8,635,069
 MSF BlackRock Capital Appreciation Subaccount (Class B) (4/08).......... 2009   1.970           2.049                      --
                                                                          2008   3.047           1.970                   5,323
 MSF BlackRock Diversified Subaccount (Class A) (5/09)................... 2013   1.223           1.452                 214,493
                                                                          2012   1.105           1.223                  69,323
                                                                          2011   1.080           1.105                  73,870
                                                                          2010   1.000           1.080                  36,545
                                                                          2009   0.861           1.000                  48,150
 MSF BlackRock Large Cap Value Subaccount (Class B) (4/08)............... 2013   1.235           1.603                 202,152
                                                                          2012   1.100           1.235                 133,781
                                                                          2011   1.094           1.100                 169,764
                                                                          2010   1.020           1.094                  83,371
                                                                          2009   0.932           1.020                  96,912
                                                                          2008   1.367           0.932                  47,337
 MSF BlackRock Money Market Subaccount (Class E) (5/10).................. 2013   1.134           1.117               4,690,084
                                                                          2012   1.151           1.134               5,381,875
                                                                          2011   1.169           1.151              10,700,969
                                                                          2010   1.180           1.169              15,885,818
 MSF Davis Venture Value Subaccount (Class A) (4/08)..................... 2013   1.125           1.482               1,175,260
                                                                          2012   1.012           1.125               1,201,043
                                                                          2011   1.071           1.012               2,021,761
                                                                          2010   0.971           1.071               2,662,758
                                                                          2009   0.746           0.971               3,396,812
                                                                          2008   1.208           0.746               4,124,178
 MSF FI Large Cap Subaccount (Class A) (4/06)............................ 2009   0.933           0.974                      --
                                                                          2008   1.716           0.933               5,414,777
                                                                          2007   1.676           1.716               6,378,104
                                                                          2006   1.653           1.676               8,061,123
 MSF FI Value Leaders Subaccount (Class D) (4/06)........................ 2013   1.776           1.956                      --
                                                                          2012   1.559           1.776                 636,361
                                                                          2011   1.688           1.559               1,019,260
                                                                          2010   1.497           1.688               1,537,540
                                                                          2009   1.249           1.497               2,087,504
                                                                          2008   2.079           1.249               2,363,906
                                                                          2007   2.027           2.079               3,034,380
                                                                          2006   1.975           2.027               3,673,762

                            MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                            UNIT VALUE AT
                                                                                             BEGINNING OF
PORTFOLIO NAME                                                                       YEAR        YEAR
----------------------------------------------------------------------------------- ------ ---------------
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 2013   0.677
                                                                                    2012   0.620
                                                                                    2011   0.650
                                                                                    2010   0.573
                                                                                    2009   0.390
                                                                                    2008   0.729
                                                                                    2007   0.615
                                                                                    2006   0.629
 MSF Jennison Growth Subaccount (Class A) (4/12)................................... 2013   0.898
                                                                                    2012   0.930
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 2012   0.826
                                                                                    2011   0.837
                                                                                    2010   0.763
                                                                                    2009   0.555
                                                                                    2008   0.837
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.933
                                                                                    2010   0.819
                                                                                    2009   0.632
                                                                                    2008   1.077
                                                                                    2007   1.059
                                                                                    2006   1.000
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.287
                                                                                    2012   1.197
                                                                                    2011   1.177
                                                                                    2010   1.085
                                                                                    2009   0.914
                                                                                    2008   1.084
                                                                                    2007   1.042
                                                                                    2006   1.000
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.223
                                                                                    2012   1.114
                                                                                    2011   1.119
                                                                                    2010   1.018
                                                                                    2009   0.836
                                                                                    2008   1.082
                                                                                    2007   1.048
                                                                                    2006   1.000
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.146
                                                                                    2012   1.028
                                                                                    2011   1.058
                                                                                    2010   0.949
                                                                                    2009   0.761
                                                                                    2008   1.083
                                                                                    2007   1.053
                                                                                    2006   1.000
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)......... 2013   1.071
                                                                                    2012   0.943
                                                                                    2011   0.994
                                                                                    2010   0.880
                                                                                    2009   0.692
                                                                                    2008   1.083
                                                                                    2007   1.058
                                                                                    2006   1.000
 MSF MetLife Stock Index Subaccount (Class A) (5/09) *............................. 2013   1.178
                                                                                    2012   1.033
                                                                                    2011   1.030
                                                                                    2010   0.910
                                                                                    2009   0.738
 MSF MFS(R) Total Return Subaccount (Class F) (4/06)............................... 2013   2.332
                                                                                    2012   2.126
                                                                                    2011   2.111
                                                                                    2010   1.951
                                                                                    2009   1.673
                                                                                    2008   2.186
                                                                                    2007   2.130
                                                                                    2006   1.992



                                                                                                     NUMBER OF UNITS
                                                                                     UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                        END OF YEAR      END OF YEAR
----------------------------------------------------------------------------------- --------------- ----------------
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 0.885               1,820,443
                                                                                    0.677               1,841,954
                                                                                    0.620               4,107,997
                                                                                    0.650               5,882,424
                                                                                    0.573               8,574,314
                                                                                    0.390              10,248,598
                                                                                    0.729              11,521,344
                                                                                    0.615              13,891,601
 MSF Jennison Growth Subaccount (Class A) (4/12)................................... 1.212                 322,176
                                                                                    0.898                 342,517
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 0.940                     247
                                                                                    0.826                 656,320
                                                                                    0.837                 792,659
                                                                                    0.763                 952,831
                                                                                    0.555                 919,191
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 1.012                      --
                                                                                    0.933               3,129,304
                                                                                    0.819               3,616,932
                                                                                    0.632               2,941,550
                                                                                    1.077               1,619,336
                                                                                    1.059                 259,608
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 1.323                 751,144
                                                                                    1.287               1,314,938
                                                                                    1.197                 956,509
                                                                                    1.177               1,013,942
                                                                                    1.085                 829,618
                                                                                    0.914                 838,465
                                                                                    1.084                 702,513
                                                                                    1.042                 209,401
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 1.336                 744,114
                                                                                    1.223                 657,989
                                                                                    1.114               1,547,849
                                                                                    1.119               1,711,841
                                                                                    1.018               1,447,510
                                                                                    0.836               1,360,479
                                                                                    1.082                 747,274
                                                                                    1.048                 305,946
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 1.332               2,198,069
                                                                                    1.146               2,038,663
                                                                                    1.028               3,503,957
                                                                                    1.058               3,427,593
                                                                                    0.949               4,789,618
                                                                                    0.761               4,293,313
                                                                                    1.083               2,688,290
                                                                                    1.053               1,022,753
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)......... 1.312               2,821,535
                                                                                    1.071               2,710,775
                                                                                    0.943               3,920,004
                                                                                    0.994               4,875,116
                                                                                    0.880               5,514,743
                                                                                    0.692               5,149,948
                                                                                    1.083               4,096,531
                                                                                    1.058               1,799,899
 MSF MetLife Stock Index Subaccount (Class A) (5/09) *............................. 1.532               3,547,165
                                                                                    1.178               4,290,913
                                                                                    1.033               6,224,466
                                                                                    1.030               9,123,387
                                                                                    0.910               5,154,331
 MSF MFS(R) Total Return Subaccount (Class F) (4/06)............................... 2.728               2,131,363
                                                                                    2.332               2,519,099
                                                                                    2.126               4,024,032
                                                                                    2.111               5,718,141
                                                                                    1.951               7,462,919
                                                                                    1.673               8,794,148
                                                                                    2.186              10,568,624
                                                                                    2.130              12,522,537

                            MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                            UNIT VALUE AT
                                                                                             BEGINNING OF
PORTFOLIO NAME                                                                       YEAR        YEAR
----------------------------------------------------------------------------------- ------ ---------------
 MSF MFS(R) Value Subaccount (Class A) (4/06)...................................... 2013   1.478
                                                                                    2012   1.286
                                                                                    2011   1.294
                                                                                    2010   1.179
                                                                                    2009   0.991
                                                                                    2008   1.490
                                                                                    2007   1.406
                                                                                    2006   1.271
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13).......................... 2013   2.707
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06).................... 2013   1.210
                                                                                    2012   1.035
                                                                                    2011   1.065
                                                                                    2010   0.926
                                                                                    2009   0.657
                                                                                    2008   1.150
                                                                                    2007   1.070
                                                                                    2006   0.998
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08).................... 2013   1.572
                                                                                    2012   1.377
                                                                                    2011   1.378
                                                                                    2010   1.038
                                                                                    2009   0.760
                                                                                    2008   1.156
 MSF Western Asset Management High Yield Bond Subaccount (Class A) (4/06).......... 2007   1.114
                                                                                    2006   1.048
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *........ 2013   1.246
                                                                                    2012   1.222
                                                                                    2011   1.174
                                                                                    2010   1.124
                                                                                    2009   1.092
                                                                                    2008   1.111
                                                                                    2007   1.079
                                                                                    2006   1.042
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04).................... 2006   1.118
                                                                                    2005   1.073
PIMCO Variable Insurance Trust
 PIMCO VIT Real Return Subaccount (Administrative Class) (6/05).................... 2007   0.977
                                                                                    2006   0.985
                                                                                    2005   1.000
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01)................... 2009   1.380
                                                                                    2008   1.337
                                                                                    2007   1.248
                                                                                    2006   1.220
                                                                                    2005   1.209
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)............................ 2007   1.956
                                                                                    2006   1.693
                                                                                    2005   1.605
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04).............................. 2006   1.149
                                                                                    2005   1.073
 Travelers Convertible Securities Subaccount (5/04)................................ 2006   1.023
                                                                                    2005   1.035
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)............................. 2006   2.348
                                                                                    2005   2.120
 Travelers Equity Income Subaccount (10/96)........................................ 2006   1.879
                                                                                    2005   1.826
 Travelers Federated High Yield Subaccount (11/96)................................. 2006   1.513
                                                                                    2005   1.497
 Travelers Large Cap Subaccount (9/96)............................................. 2006   1.603
                                                                                    2005   1.497
 Travelers Managed Allocation Series: Aggressive Subaccount (7/05)................. 2006   1.053
                                                                                    2005   1.000



                                                                                                     NUMBER OF UNITS
                                                                                     UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                        END OF YEAR      END OF YEAR
----------------------------------------------------------------------------------- --------------- ----------------
 MSF MFS(R) Value Subaccount (Class A) (4/06)...................................... 1.976               1,521,984
                                                                                    1.478                 782,017
                                                                                    1.286               1,221,762
                                                                                    1.294               1,590,982
                                                                                    1.179               1,980,595
                                                                                    0.991               1,851,808
                                                                                    1.490               1,614,190
                                                                                    1.406               1,033,204
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13).......................... 3.382                 251,566
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06).................... 1.654                 962,753
                                                                                    1.210                 814,445
                                                                                    1.035               1,430,167
                                                                                    1.065               1,912,226
                                                                                    0.926               2,183,257
                                                                                    0.657               2,258,484
                                                                                    1.150               2,447,922
                                                                                    1.070               2,705,886
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08).................... 2.233               1,406,623
                                                                                    1.572               1,461,752
                                                                                    1.377               3,053,753
                                                                                    1.378               3,823,199
                                                                                    1.038               4,472,547
                                                                                    0.760               5,374,928
 MSF Western Asset Management High Yield Bond Subaccount (Class A) (4/06).......... 1.157                      --
                                                                                    1.114                  43,705
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *........ 1.220               1,255,812
                                                                                    1.246               1,410,355
                                                                                    1.222               1,760,471
                                                                                    1.174               2,769,958
                                                                                    1.124               3,332,593
                                                                                    1.092               4,168,442
                                                                                    1.111               4,542,557
                                                                                    1.079               5,280,065
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04).................... 1.182                      --
                                                                                    1.118                 648,860
PIMCO Variable Insurance Trust
 PIMCO VIT Real Return Subaccount (Administrative Class) (6/05).................... 0.997                      --
                                                                                    0.977                  36,611
                                                                                    0.985                   1,606
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01)................... 1.426                      --
                                                                                    1.380               6,162,324
                                                                                    1.337               5,140,662
                                                                                    1.248               5,870,103
                                                                                    1.220               5,904,054
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)............................ 2.089                      --
                                                                                    1.956               3,920,654
                                                                                    1.693               3,969,603
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04).............................. 1.224                      --
                                                                                    1.149              12,161,921
 Travelers Convertible Securities Subaccount (5/04)................................ 1.091                      --
                                                                                    1.023                  95,656
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)............................. 2.565                      --
                                                                                    2.348               2,488,257
 Travelers Equity Income Subaccount (10/96)........................................ 1.975                      --
                                                                                    1.879               3,967,894
 Travelers Federated High Yield Subaccount (11/96)................................. 1.551                      --
                                                                                    1.513                 947,377
 Travelers Large Cap Subaccount (9/96)............................................. 1.653                      --
                                                                                    1.603               5,659,374
 Travelers Managed Allocation Series: Aggressive Subaccount (7/05)................. 1.120                      --
                                                                                    1.053                   8,460

                             MRP -- SEPARATE ACCOUNT CHARGES 1.50% (CONTINUED)
                                                                                              UNIT VALUE AT
                                                                                               BEGINNING OF
PORTFOLIO NAME                                                                         YEAR        YEAR
------------------------------------------------------------------------------------- ------ ---------------
 Travelers Managed Allocation Series: Conservative Subaccount (5/05)................. 2006   1.018
                                                                                      2005   1.000
 Travelers Managed Allocation Series: Moderate Subaccount (6/05)..................... 2006   1.044
                                                                                      2005   1.000
 Travelers Managed Allocation Series: Moderate-Aggressive Subaccount (5/05).......... 2006   1.067
                                                                                      2005   1.000
 Travelers Managed Allocation Series: Moderate-Conservative Subaccount (6/05)........ 2006   1.026
                                                                                      2005   1.000
 Travelers Mercury Large Cap Core Subaccount (6/98).................................. 2006   0.986
                                                                                      2005   0.893
 Travelers MFS(R) Mid Cap Growth Subaccount (6/01)................................... 2006   0.595
                                                                                      2005   0.586
 Travelers MFS(R) Total Return Subaccount (8/96)..................................... 2006   1.929
                                                                                      2005   1.902
 Travelers MFS(R) Value Subaccount (5/04)............................................ 2006   1.176
                                                                                      2005   1.121
 Travelers Mondrian International Stock Subaccount (9/96)............................ 2006   1.296
                                                                                      2005   1.202
 Travelers Pioneer Fund Subaccount (5/03)............................................ 2006   1.390
                                                                                      2005   1.331
 Travelers Pioneer Mid Cap Value Subaccount (5/05)................................... 2006   1.060
                                                                                      2005   1.000
 Travelers Pioneer Strategic Income Subaccount (9/96)................................ 2006   1.523
                                                                                      2005   1.492
 Travelers Quality Bond Subaccount (7/97)............................................ 2006   1.365
                                                                                      2005   1.364
 Travelers Strategic Equity Subaccount (9/96)........................................ 2006   1.590
                                                                                      2005   1.582
 Travelers Style Focus Series: Small Cap Growth Subaccount (9/05).................... 2006   1.008
                                                                                      2005   1.000
 Travelers Style Focus Series: Small Cap Value Subaccount (9/05)..................... 2006   1.008
                                                                                      2005   1.000
 Travelers U.S. Government Securities Subaccount (5/04).............................. 2006   1.081
                                                                                      2005   1.052
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03).................................. 2009   1.032
                                                                                      2008   1.632
                                                                                      2007   1.697
                                                                                      2006   1.484
                                                                                      2005   1.447



                                                                                                       NUMBER OF UNITS
                                                                                       UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                                                          END OF YEAR      END OF YEAR
------------------------------------------------------------------------------------- --------------- ----------------
 Travelers Managed Allocation Series: Conservative Subaccount (5/05)................. 1.023                      --
                                                                                      1.018                  35,873
 Travelers Managed Allocation Series: Moderate Subaccount (6/05)..................... 1.082                      --
                                                                                      1.044                  47,745
 Travelers Managed Allocation Series: Moderate-Aggressive Subaccount (5/05).......... 1.113                      --
                                                                                      1.067                 179,810
 Travelers Managed Allocation Series: Moderate-Conservative Subaccount (6/05)........ 1.046                      --
                                                                                      1.026                  32,425
 Travelers Mercury Large Cap Core Subaccount (6/98).................................. 1.047                      --
                                                                                      0.986               1,240,345
 Travelers MFS(R) Mid Cap Growth Subaccount (6/01)................................... 0.629                      --
                                                                                      0.595              17,380,444
 Travelers MFS(R) Total Return Subaccount (8/96)..................................... 1.992                      --
                                                                                      1.929              13,700,725
 Travelers MFS(R) Value Subaccount (5/04)............................................ 1.271                      --
                                                                                      1.176                 447,743
 Travelers Mondrian International Stock Subaccount (9/96)............................ 1.490                      --
                                                                                      1.296               6,053,891
 Travelers Pioneer Fund Subaccount (5/03)............................................ 1.475                      --
                                                                                      1.390                 197,581
 Travelers Pioneer Mid Cap Value Subaccount (5/05)................................... 1.116                      --
                                                                                      1.060                   7,320
 Travelers Pioneer Strategic Income Subaccount (9/96)................................ 1.539                      --
                                                                                      1.523               1,386,236
 Travelers Quality Bond Subaccount (7/97)............................................ 1.353                      --
                                                                                      1.365               3,374,701
 Travelers Strategic Equity Subaccount (9/96)........................................ 1.660                      --
                                                                                      1.590               5,030,438
 Travelers Style Focus Series: Small Cap Growth Subaccount (9/05).................... 1.161                      --
                                                                                      1.008                   7,602
 Travelers Style Focus Series: Small Cap Value Subaccount (9/05)..................... 1.157                      --
                                                                                      1.008                   1,691
 Travelers U.S. Government Securities Subaccount (5/04).............................. 1.042                      --
                                                                                      1.081               7,031,317
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03).................................. 1.002                      --
                                                                                      1.032               1,426,592
                                                                                      1.632               1,340,137
                                                                                      1.697               1,186,033
                                                                                      1.484               1,039,939


------------
* We are currently waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table - Annual Separate Account Charges" for more information.


The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2013.


Number of Units Outstanding at the end of the year may include units for Contracts in payout phase.


Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2013 are displayed below. Please see Appendix B for more information on Variable Funding Option mergers, substitutions and other changes.


Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Mid Cap Value Portfolio merged into the Met Investors Series Trust-Pioneer Mid Cap Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc-MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Managed Allocation
Series: Moderate-Conservative Portfolio merged into Metropolitan Series Fund, Inc-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06,The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06,The Travelers Series Trust-Managed Allocation
Series: Moderate-Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06,The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.


Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Metropolitan Series Fund, Inc.-Legg Mason Partners Managed Assets Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc-Western Asset Management High Yield Bond Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Style Focus Series-Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Disciplined Mid-Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust - Met/AIM Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust - MFS(R) Value Portfolio merged into Met Investors Series Trust - MFS(R) Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Strategic Income Portfolio-Class A merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap
Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio-Class F and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Manager U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06 Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund/VA-Service Shares was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06 Franklin Templeton Variable Insurance Products Trust - Mutual Shares Securities Fund-Class 2 Shares was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, AllianceBernstein Variable Products Series Fund, Inc-AllianceBernstein Large Cap Growth Portfolio-Class B was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06 Janus Aspen Series-Janus Aspen Series Growth and Income Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust-Delaware VIP REIT Series Standard Class was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio-Class A and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc.-Lazard Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios I, Inc.-Legg Mason Partners Variable All Cap Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Fundamental Value Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios V-Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios I, Inc.-Legg Mason Partners Variable Total Return Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Capital and Income Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Lord Abbett Series Fund, Inc.-Lord Abbett Growth and Income Portfolio was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Lord Abbett Series Fund, Inc.-Lord Abbett Mid-Cap Value Portfolio was replaced by Met Investors Series Trust-Lord Abbett Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Met Investors Series Trust-BlackRock Large-Cap Core Portfolio - Class A was exchanged for Met Investors Series Trust-BlackRock Large-Cap Core Portfolio - Class E and is no longer available as a funding option.

Effective on or about 04/30/2007, Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Lazard Mid-Cap Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Metropolitan Series Funds, Inc.-Western Asset Management High Yield Bond Portfolio was replaced by Met Investors Series Trust-BlackRock High Yield Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, PIMCO Variable Insurance Trust-Real Return Portfolio was replaced by Met Investors Series Trust-PIMCO Inflation Protected Bond Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Putnam Variable Trust-Putnam VT Small Cap Value Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Dreyfus Variable Investment Fund-Developing Leaders Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Dreyfus Variable Investment Fund-Appreciation Portfolio was replaced by Metropolitan Series Fund, Inc.-Davis Venture Value Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio merged into Met Investors Series Trust-Lazard Mid Cap Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Met Investors Series Trust-Lazard Mid Cap Portfolio-Class B was exchanged into Met Investors Series Trust-Lazard Mid Cap Portfolio-Class A.

Effective on or about 4/28/2008, Met Investors Series Trust-MFS(R) Value Portfolio was reorganized into Metropolitan Series Fund, Inc.-MFS(R) Value Portfolio.

Effective on or about 4/28/2008, Van Kampen Life Investment Trust-Van Kampen Life Investment Trust Strategic Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-Jennison Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Equity Index Portfolio was replaced by Metropolitan Series Fund, Inc.-MetLife Stock Index Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, PIMCO Variable Insurance Trust-Total Return Portfolio was replaced by Met Investors Series Trust- PIMCO Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Van Kampen Life Investment Trust-Comstock Portfolio was replaced by Met Investors Series Trust-Van Kampen Comstock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Metropolitan Series Fund, Inc.-FI Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Diversified Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Met Investors Series Trust-Met/AIM Capital Appreciation Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio - Class B was exchanged for Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio - Class A and is no longer available as a funding option.

Effective on or about 04/30/2010, Janus Aspen Series-Janus Aspen Global Life Sciences Portfolio liquidated its assets and is no longer available as a funding option.

Effective on or about 05/03/2010, Legg Mason Partners Equity Trust-Legg Mason Partners S&P 500 Index Fund - Class A was replaced by Metropolitan Series Fund, Inc.-MetLife Stock Index Portfolio - Class A and is no longer available as a funding option.

Effective on or about 05/03/2010, Legg Mason Partners Variable Income Trust-Legg Mason Partners Variable Money Market Portfolio was replaced by Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio - Class E and is no longer available as a funding option.

Effective on or about 05/2/2011, Janus Aspen Series - Global Technology Portfolio - Service Shares was replaced by Met Investors Series Trust-RCM Technology Portfolio - Class B and is no longer available as a funding option.

Effective on or about 05/2/2011, Templeton Growth Fund, Inc.-Templeton Growth Fund, Inc. Portfolio - Class A was replaced by Met Investors Series Trust-Met/Templeton Growth Portfolio - Class E and is no longer available as a funding option.

Effective on or about 05/2/2011, Met Investors Series Trust-Legg Mason Value Equity Portfolio - Class B was merged into Met Investors Series Trust-Legg Mason ClearBridge Aggressive Growth Portfolio - Class B and is no longer available as a funding option.

Effective on or about 05/2/2011, Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio - Class B was merged into Met Investors Series Trust-MetLife Aggressive Strategy Portfolio - Class B and is no longer available as a funding option.

Effective on or about 04/29/2011, Legg Mason Partners Variable Income Trust-Legg Mason Western Asset Variable Adjustable Rate Income Portfolio liquidated its assets and is no longer available as a funding option.


Effective on or about 04/30/2012, Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio was merged into Metropolitan Series Fund-Jennison Growth Portfolio and is no longer available as a funding option.


Effective on or about 04/30/2012, Metropolitan Series Fund, Inc.-Jennison Growth Portfolio - Class B was exchanged for Metropolitan Series Fund-Jennison Growth Portfolio - Class A and is no longer available as a funding option.


Effective on or about 04/29/2013, Met Investors Series Trust-RCM Technology Portfolio was merged into Metropolitan Series Fund-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Met Investors Series Trust-MLA Mid Cap Portfolio was merged into Metropolitan Series Fund-Neuberger Berman Genesis Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Metropolitan Series Fund-FI Value Leaders Portfolio - Class D was merged into Metropolitan Series Fund-MFS(R) Value Portfolio - Class A and is no longer available as a funding option.

Effective on or about 04/29/2013, Met Investors Series Trust-Met/Templeton Growth Portfolio was merged into Met Investors Series Trust-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Metropolitan Series Fund-Oppenheimer Global Equity Portfolio - Class B was merged into Met Investors Series
Trust-Oppenheimer Global Equity Portfolio - Class E and is no longer available as a funding option.

                                  APPENDIX B
--------------------------------------------------------------------------------
             ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS


Some of the Underlying Funds listed below were subject to a merger or other change. The chart below identifies the former name and new name of each of these Underlying Funds, and, where applicable, the former name and new name of the trust of which the Underlying Fund is part.


UNDERLYING FUND NAME CHANGES



                        FORMER NAME                                               NEW NAME
---------------------------------------------------------- -----------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin Small-Mid Cap Growth Securities Fund -           Franklin Small-Mid Cap Growth VIP Fund - Class 2
  Class 2
 Templeton Developing Markets Securities Fund -            Templeton Developing Markets VIP Fund - Class 2
  Class 2
 Templeton Foreign Securities Fund - Class 2               Templeton Foreign VIP Fund - Class 2
MET INVESTORS SERIES TRUST                                 MET INVESTORS SERIES TRUST
 Blackrock Large Cap Core Portfolio - Class E              WMC Large Cap Research Portfolio - Class E
 Janus Forty Portfolio - Class A                           ClearBridge Aggressive Growth Portfolio II - Class A
 MetLife Aggressive Strategy Portfolio - Class B           MetLife Asset Allocation 100 Portfolio - Class B
 Lord Abbett Mid Cap Value Portfolio - Class B             Invesco Mid Cap Value Portfolio - Class B
METROPOLITAN SERIES FUND                                   METROPOLITAN SERIES FUND
 BlackRock Diversified Portfolio - Class A                 WMC Balanced Portfolio - Class A
 MetLife Conservative Allocation Portfolio - Class B       MetLife Asset Allocation 20 Portfolio - Class B
 MetLife Conservative to Moderate Allocation Portfolio -   MetLife Asset Allocation 40 Portfolio - Class B
  Class B
 MetLife Moderate Allocation Portfolio - Class B           MetLife Asset Allocation 60 Portfolio - Class B
 MetLife Moderate to Aggressive Allocation Portfolio -     MetLife Asset Allocation 80 Portfolio - Class B
  Class B
 Davis Venture Value Portfolio - Class A                   WMC Core Equity Opportunities Portfolio - Class A



UNDERLYING FUND MERGERS


The former Underlying Fund was merged with and into the new Underlying Fund.



                 FORMER UNDERLYING FUND                                 NEW UNDERLYING FUND
------------------------------------------------------- --------------------------------------------------
MET INVESTORS SERIES TRUST                              MET INVESTORS SERIES TRUST
 ClearBridge Aggressive Growth Portfolio II - Class A   ClearBridge Aggressive Growth Portfolio - Class A




UNDERLYING FUND SUBSTITUTION


The following new Underlying Fund was substituted for the former Underlying
Fund.




                  FORMER UNDERLYING FUND                                  NEW UNDERLYING FUND
--------------------------------------------------------- --------------------------------------------------
LEGG MASON PARTNERS VARIABLE EQUITY TRUST                 MET INVESTORS SERIES TRUST
 ClearBridge Variable All Cap Value Portfolio - Class I   T. Rowe Price Large Cap Value Portfolio - Class E

UNDERLYING FUND SHARE CLASS EXCHANGE



               FORMER UNDERLYING FUND                                NEW UNDERLYING FUND
---------------------------------------------------- --------------------------------------------------
MET INVESTORS SERIES TRUST                           MET INVESTORS SERIES TRUST
 ClearBridge Aggressive Growth Portfolio - Class B   ClearBridge Aggressive Growth Portfolio - Class A

                                  APPENDIX C
--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


            SERIES FUND/TRUST                  PORTFOLIO/SERIES                 MARKETING NAME
----------------------------------------- ------------------------- -------------------------------------
American Funds Insurance Series(R)        Global Growth Fund        American Funds Global Growth Fund
American Funds Insurance Series(R)        Growth-Income Fund        American Funds Growth-Income
                                                                    Fund
American Funds Insurance Series(R)        Growth Fund               American Funds Growth Fund
Janus Aspen Series                        Enterprise Portfolio      Janus Aspen Series Enterprise
                                                                    Portfolio
Fidelity(R) Variable Insurance Products   Contrafund(R) Portfolio   Fidelity VIP Contrafund(R) Portfolio
Fidelity(R) Variable Insurance Products   Mid Cap Portfolio         Fidelity VIP Mid Cap Portfolio

                   ANNUITY CONTRACT LEGAL AND MARKETING NAME


         ANNUITY CONTRACT          MARKETING NAME
--------------------------------- ---------------
Registered Fixed Account Option   Fixed Account

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX D
--------------------------------------------------------------------------------
              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and the Company. A list of the contents of the Statement of Additional Information is set forth below:

The Insurance Company

Principal Underwriter

Distribution and Principal Underwriting Agreement


Calculation of Annuity Unit Value


Calculation of Money Market Yield

ERISA

Independent Registered Public Accounting Firm

Condensed Financial Information

Financial Statements

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE COMPLETE THE COUPON FOUND BELOW AND MAIL IT TO:
METLIFE INSURANCE COMPANY OF CONNECTICUT, 4700 WESTOWN PARKWAY, STE. 200, WEST DES MOINES, IA 50266.


Name:_______________________________________________________________






Address:_____________________________________________________________












Form SAI Book 95

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX E
--------------------------------------------------------------------------------
                                COMPETING FUNDS


The Underlying Funds listed below are Competing Funds: defined as any investment option under the Plan which, in Our opinion consists primarily of fixed income securities and/or money market instruments.

   o   BlackRock Bond Income Portfolio

   o   BlackRock High Yield Portfolio

   o   BlackRock Money Market Portfolio

   o   Western Asset Corporate Bond Portfolio

   o   Western Asset Variable Global High Yield Bond Portfolio

   o   Lord Abbett Bond Debenture Portfolio


   o   MetLife Asset Allocation 20 Portfolio


   o   PIMCO Inflation Protected Bond Portfolio

   o   PIMCO Total Return Portfolio

   o   Pioneer Strategic Income Portfolio

   o   Western Asset Management U.S. Government Portfolio

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX F
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to Your Contract.



                           QUALIFIED     NON-QUALIFIED
                           CONTRACTS       CONTRACTS
                          -----------   --------------
California(1)..........     0.50%           2.35%
Florida(2).............     1.00%           1.00%
Maine(3)...............     0.00%           2.00%
Nevada(4)..............     0.00%           3.50%
Puerto Rico(5).........     1.00%           1.00%
South Dakota(6)........     0.00%           1.25%
West Virginia..........     1.00%           1.00%
Wyoming(4).............     0.00%           1.00%


------------

1 California applies the qualified tax rate to plans that qualify under the following Code sections: 401(a), 403(b), 404, 408(b) and 501(a).

2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.

3  Maine applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 403(b), 404, 408, 457 and 501.
4 Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 404, 408 and 501.

5 We will not deduct premium taxes paid by Us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403(b), 404, 408, 457 and 501(a).

                  UNALLOCATED GROUP VARIABLE ANNUITY CONTRACT
                        METLIFE RETIREMENT PERSPECTIVES


                      STATEMENT OF ADDITIONAL INFORMATION


                                     DATED



                                 APRIL 28, 2014



                                      FOR


           METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES


                                   ISSUED BY


                    METLIFE INSURANCE COMPANY OF CONNECTICUT


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 28, 2014. A copy of the Variable Annuity Contract Prospectus may be obtained by writing to MetLife Insurance Company of Connecticut, Annuity Operations and Services, 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910, or by accessing the Securities and Exchange Commission's website at
http://www.sec.gov.
------------------


The SAI contains information in addition to the information described in the Prospectus for the Variable Annuity Contracts (the "Contract(s)") offered by MetLife Insurance Company of Connecticut ("we", "our", or the "Company").



























                                                                  MIC-Book-94-95

                              TABLE OF CONTENTS


                                                           PAGE
                                                          -----
THE INSURANCE COMPANY....................................    2
PRINCIPAL UNDERWRITER....................................    2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT........    2
CALCULATION OF ANNUITY UNIT VALUE........................    3
CALCULATION OF MONEY MARKET YIELD........................    4
TAXES....................................................    4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............    6
CONDENSED FINANCIAL INFORMATION -- MRP...................    7
CONDENSED FINANCIAL INFORMATION -- UGVA..................   33
FINANCIAL STATEMENTS.....................................    1

                             THE INSURANCE COMPANY


MetLife Insurance Company of Connecticut ("MetLife of Connecticut") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. -It is licensed to conduct life insurance business in all states of the United States except New York, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. -The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

In 2013, MetLife, Inc. announced its plans to merge MetLife of Connecticut, MetLife Investors Insurance Company ("MetLife Investors"), MetLife Investors USA Insurance Company ("MetLife Investors USA"), and Exeter Reassurance Company, Ltd. ("Exeter Reassurance"), to create one larger U.S.-based and U.S.-regulated life insurance company. - MetLife Investors and MetLife Investors USA, like MetLife of Connecticut, are U.S. insurance companies that issue variable insurance products in addition to other products. - Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. - MetLife of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. -These mergers are expected to occur towards the end of 2014, subject to regulatory approvals. The Company is a wholly-owned subsidiary of MetLife, Inc. -(NYSE: MET), a publicly traded company. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910. The office that administers Your Contract is located at 4700 Westown Parkway, Ste 200, West Des Moines, IA 50266.


STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it.
Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.


                             PRINCIPAL UNDERWRITER


MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is affiliated with the Company and the Separate Account.



               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Other Information -- Distribution of the Variable Annuity Contracts"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.


                            UNDERWRITING COMMISSIONS
                            ------------------------



              UNDERWRITING COMMISSIONS PAID     AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE     COMMISSIONS RETAINED BY THE
    YEAR                 COMPANY                      DISTRIBUTOR
------------ ------------------------------- ----------------------------
 2013........$43,373,276                     $0
 2012........$35,916,770                     $0
 2011........$39,198,439                     $0


The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.


These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to You. Such compensation may cause the broker dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (noncommission amounts) paid to selected broker-dealer firms during 2013 is $164,046*. The amount of commissions paid to selected broker-dealer firms during 2013 is $2,396,418. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2013 is $2,560,464*.


* For purposes of calculating this range, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliates MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company and MetLife Investors Insurance Company.


The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2013 in connection with the sale of Our Variable Annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

Cetera Advisor Networks LLC


There are other broker-dealer firms who receive compensation for servicing Our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.



                       CALCULATION OF ANNUITY UNIT VALUE

The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to
(a) the value of the Annuity Unit on the preceding business day, multiplied by
(b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is 1.000081 and, for a period of two days, is 1.000081 - 1.000081.)

                       CALCULATION OF MONEY MARKET YIELD

From time to time, We may quote in advertisements and sales literature the current yield for a money market Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Underlying Fund or on its respective portfolio securities. On a Contract-specific basis, the current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Subaccount value by the Subaccount value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Subaccount value reflects net income from the Underlying 365-day basis. The net change in Subaccount value reflects: (1) net income from the Underlying Fund attributable to the hypothetical account; and
(2) Contract-level charges and deductions imposed under the Contract which are attributable to the hypothetical account.

On a Contract-specific basis, current yield will be calculated according to the following formula:

                 Current Yield = ((NCF -- ES) / UV) - (365 / 7)

Where:

NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses for the hypothetical account for the 7-day period.

UV = the unit value on the first day of the 7-day period.

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

            Effective Yield = (1 + ((NCF -- ES) / UV)) 365 / 7 -- 1

Where:

NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses of the hypothetical account for the 7-day period.

UV = the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.



                                     TAXES

QUALIFIED ANNUITY CONTRACTS

Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

Types of Qualified Plans

The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.

401(K), 401(A)

Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.


ERISA


If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.

Generally, the spouse must give qualified consent whenever You elect to:

   1. Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

   2. Make certain withdrawals under plans for which a qualified consent is required;

   3.  Name someone other than the spouse as your beneficiary; or

   4.  Use your accrued benefit as security for a loan exceeding $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

Plan Limits for Individual Contributions:




Plan Type      Elective Contribution   Catch-up Contribution
   401(k)              $17,500                 $5,500



Dollar limits are for 2014 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans may provide for additional employer contributions not to exceed the greater of $52,000 or 25% of an employee's compensation for 2014.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.



                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Subaccounts of MetLife of CT Separate Account QPN for Variable Annuities included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements and related financial statement schedules of MetLife Insurance Company of Connecticut and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The financial statements of Exeter Reassurance Company, LTD ("Exeter"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes other matters related to a change in Exeter's presentation of insurance liabilities and to Exeter being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of MetLife Investors Insurance Company ("MLI"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an other matter paragraph related to MLI being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

                       CONDENSED FINANCIAL INFORMATION --
                                      MRP
--------------------------------------------------------------------------------
The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.



                                        MRP -- SEPARATE ACCOUNT CHARGES 1.05%
                                                                                         UNIT      UNIT     NUMBER OF
                                                                                        VALUE      VALUE      UNITS
                                                                                          AT        AT     OUTSTANDING
                                                                                      BEGINNING   END OF       AT
PORTFOLIO NAME                                                                 YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------- ------ ----------- -------- ------------
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01)............... 2008   0.902       0.862          2,182
                                                                              2007   0.782       0.902      1,503,525
                                                                              2006   0.770       0.782      1,443,428
                                                                              2005   0.723       0.770      1,494,335
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)............. 2006   1.117       1.170             --
                                                                              2005   1.079       1.117     15,298,337
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01).............. 2006   0.891       0.876             --
                                                                              2005   0.784       0.891        701,232
American Funds Insurance Series(Reg. TM)
 American Funds Global Growth Subaccount (Class 2) (5/04).................... 2013   1.756       2.245      1,853,459
                                                                              2012   1.448       1.756      2,774,121
                                                                              2011   1.606       1.448      3,656,050
                                                                              2010   1.453       1.606      4,464,598
                                                                              2009   1.032       1.453      5,164,957
                                                                              2008   1.692       1.032      5,926,702
                                                                              2007   1.489       1.692      5,708,724
                                                                              2006   1.249       1.489      2,667,548
                                                                              2005   1.107       1.249      1,714,430
 American Funds Growth Subaccount (Class 2) (5/04)........................... 2013   1.507       1.941      2,132,116
                                                                              2012   1.292       1.507      3,354,336
                                                                              2011   1.364       1.292      4,605,098
                                                                              2010   1.161       1.364      7,689,904
                                                                              2009   0.842       1.161      8,712,716
                                                                              2008   1.519       0.842      9,688,531
                                                                              2007   1.366       1.519     10,098,560
                                                                              2006   1.252       1.366      7,543,055
                                                                              2005   1.089       1.252      4,593,446
 American Funds Growth-Income Subaccount (Class 2) (5/04).................... 2013   1.334       1.762      1,918,727
                                                                              2012   1.147       1.334      2,534,059
                                                                              2011   1.181       1.147      3,290,975
                                                                              2010   1.071       1.181      3,555,819
                                                                              2009   0.825       1.071      4,623,755
                                                                              2008   1.341       0.825      5,590,487
                                                                              2007   1.290       1.341      6,165,298
                                                                              2006   1.132       1.290      3,736,086
                                                                              2005   1.081       1.132      2,637,066
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)............................................ 2006   2.403       2.382             --
                                                                              2005   2.055       2.403     12,688,088
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03)........................ 2006   1.748       2.294             --
                                                                              2005   1.648       1.748      2,024,577
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)................. 2008   1.322       1.268             --
                                                                              2007   1.247       1.322      3,903,634
                                                                              2006   1.082       1.247      5,208,101
                                                                              2005   1.048       1.082      7,266,079
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98)........... 2008   1.275       1.206          1,724
                                                                              2007   1.449       1.275      5,485,820
                                                                              2006   1.411       1.449      7,460,825
                                                                              2005   1.348       1.411      9,756,914
Fidelity(Reg. TM) Variable Insurance Products
 Fidelity VIP Contrafund(Reg. TM) Subaccount (Service Class 2) (6/01)........ 2013   1.738       2.253      1,496,655

                                      MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                                UNIT      UNIT     NUMBER OF
                                                                                               VALUE      VALUE      UNITS
                                                                                                 AT        AT     OUTSTANDING
                                                                                             BEGINNING   END OF       AT
PORTFOLIO NAME                                                                        YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                                     2012   1.513       1.738     2,538,955
                                                                                     2011   1.572       1.513     3,245,595
                                                                                     2010   1.359       1.572     5,389,103
                                                                                     2009   1.014       1.359     5,957,459
                                                                                     2008   1.788       1.014     7,069,567
                                                                                     2007   1.540       1.788     8,003,191
                                                                                     2006   1.397       1.540     6,736,843
                                                                                     2005   1.210       1.397     4,874,481
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 2013   2.414       3.246     1,854,736
                                                                                     2012   2.130       2.414     2,388,980
                                                                                     2011   2.414       2.130     3,332,475
                                                                                     2010   1.897       2.414     3,882,259
                                                                                     2009   1.372       1.897     4,500,569
                                                                                     2008   2.296       1.372     5,661,893
                                                                                     2007   2.012       2.296     7,748,215
                                                                                     2006   1.809       2.012     6,772,810
                                                                                     2005   1.549       1.809     6,508,859
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.274       1.741       116,113
                                                                                     2012   1.161       1.274       184,699
                                                                                     2011   1.233       1.161       339,231
                                                                                     2010   0.976       1.233       669,464
                                                                                     2009   0.687       0.976       804,292
                                                                                     2008   1.208       0.687       953,876
                                                                                     2007   1.097       1.208     1,172,523
                                                                                     2006   1.020       1.097     1,140,640
                                                                                     2005   0.984       1.020     1,308,829
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 2006   1.465       1.717            --
                                                                                     2005   1.339       1.465     1,251,284
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2013   3.163       3.101       448,359
                                                                                     2012   2.825       3.163       767,250
                                                                                     2011   3.393       2.825     1,001,987
                                                                                     2010   2.916       3.393     2,054,906
                                                                                     2009   1.707       2.916     2,127,666
                                                                                     2008   3.648       1.707     2,032,859
                                                                                     2007   2.863       3.648     2,526,721
                                                                                     2006   2.258       2.863     1,683,191
                                                                                     2005   1.791       2.258     1,023,100
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 2013   1.535       1.867       830,362
                                                                                     2012   1.312       1.535     1,100,354
                                                                                     2011   1.483       1.312     1,474,874
                                                                                     2010   1.383       1.483     1,913,194
                                                                                     2009   1.020       1.383     2,327,513
                                                                                     2008   1.728       1.020     2,521,627
                                                                                     2007   1.513       1.728     2,618,280
                                                                                     2006   1.259       1.513     1,844,385
                                                                                     2005   1.154       1.259     1,768,543
High Yield Bond Trust
 High Yield Bond Trust (5/05)....................................................... 2006   1.027       1.052            --
                                                                                     2005   1.000       1.027        33,163
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 2013   0.760       0.993     1,990,435
                                                                                     2012   0.656       0.760     2,401,441
                                                                                     2011   0.674       0.656     3,184,224
                                                                                     2010   0.543       0.674     6,186,906
                                                                                     2009   0.380       0.543     6,467,241
                                                                                     2008   0.684       0.380     6,751,820
                                                                                     2007   0.568       0.684     7,200,768
                                                                                     2006   0.506       0.568     6,295,786
                                                                                     2005   0.457       0.506     7,806,415
 Janus Aspen Global Life Sciences Subaccount (Service Shares) (5/00)................ 2010   1.134       1.152            --
                                                                                     2009   0.912       1.134       837,861
                                                                                     2008   1.298       0.912     1,067,249
                                                                                     2007   1.078       1.298     1,412,616
                                                                                     2006   1.025       1.078     1,382,114
                                                                                     2005   0.922       1.025     1,430,512
 Janus Aspen Global Technology Subaccount (Service Shares) (5/00)................... 2011   0.529       0.567            --

                                     MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                              UNIT      UNIT     NUMBER OF
                                                                                             VALUE      VALUE      UNITS
                                                                                               AT        AT     OUTSTANDING
                                                                                           BEGINNING   END OF       AT
PORTFOLIO NAME                                                                      YEAR    OF YEAR     YEAR    END OF YEAR
---------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                   2010   0.430       0.529      2,908,720
                                                                                   2009   0.277       0.430      3,086,828
                                                                                   2008   0.499       0.277      2,571,027
                                                                                   2007   0.415       0.499      2,439,721
                                                                                   2006   0.389       0.415      3,000,313
                                                                                   2005   0.352       0.389      2,806,974
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................. 2006   0.843       0.904             --
                                                                                   2005   0.760       0.843      1,618,158
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03).................................... 2006   1.567       1.766             --
                                                                                   2005   1.522       1.567        857,129
Legg Mason Partners Equity Trust
 LMPET S&P 500 Index Subaccount (Class A) (6/98).................................. 2010   1.015       1.081             --
                                                                                   2009   0.814       1.015      5,974,809
                                                                                   2008   1.315       0.814      7,617,918
                                                                                   2007   1.266       1.315      8,534,966
                                                                                   2006   1.110       1.266     11,065,836
                                                                                   2005   1.077       1.110     13,252,168
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................... 2013   2.409       2.389        385,260
                                                                                   2012   2.126       2.409        511,710
                                                                                   2011   2.043       2.126        886,973
                                                                                   2010   1.851       2.043      1,059,420
                                                                                   2009   1.400       1.851      1,375,250
                                                                                   2008   1.837       1.400      1,751,573
                                                                                   2007   1.827       1.837      2,371,177
                                                                                   2006   1.792       1.827      2,706,370
                                                                                   2005   1.778       1.792      3,809,655
 Templeton Growth Fund, Inc. (Class A) (8/96)..................................... 2011   2.171       2.433             --
                                                                                   2010   2.040       2.171      3,389,690
                                                                                   2009   1.576       2.040      4,189,668
                                                                                   2008   2.817       1.576      5,762,571
                                                                                   2007   2.786       2.817      9,119,792
                                                                                   2006   2.312       2.786     11,246,449
                                                                                   2005   2.160       2.312     12,503,502
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)........ 2013   1.297       1.897        571,195
                                                                                   2012   1.104       1.297        721,021
                                                                                   2011   1.089       1.104      2,392,116
                                                                                   2010   0.880       1.089      3,800,103
                                                                                   2009   0.661       0.880      4,868,998
                                                                                   2008   1.121       0.661      5,847,739
                                                                                   2007   1.116       1.121      9,571,588
                                                                                   2006   1.036       1.116     10,680,762
                                                                                   2005   0.938       1.036     14,743,073
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (4/07)............ 2013   0.942       1.232        512,256
                                                                                   2012   0.828       0.942        578,317
                                                                                   2011   0.892       0.828        788,939
                                                                                   2010   0.773       0.892      1,228,519
                                                                                   2009   0.604       0.773      1,457,610
                                                                                   2008   0.963       0.604      2,195,345
                                                                                   2007   1.001       0.963      3,295,152
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)............. 2013   1.741       2.240        717,966
                                                                                   2012   1.517       1.741        917,736
                                                                                   2011   1.495       1.517      1,841,439
                                                                                   2010   1.341       1.495      2,637,773
                                                                                   2009   1.110       1.341      3,279,853
                                                                                   2008   1.587       1.110      4,004,988
                                                                                   2007   1.479       1.587      5,012,343
                                                                                   2006   1.302       1.479      6,270,442
                                                                                   2005   1.261       1.302      6,769,000
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)............ 2013   1.558       1.942        210,185

                                      MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                                 UNIT      UNIT     NUMBER OF
                                                                                                VALUE      VALUE      UNITS
                                                                                                  AT        AT     OUTSTANDING
                                                                                              BEGINNING   END OF       AT
PORTFOLIO NAME                                                                         YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                      2012   1.379       1.558        211,421
                                                                                      2011   1.291       1.379        543,168
                                                                                      2010   1.162       1.291      1,453,132
                                                                                      2009   0.956       1.162      1,560,435
                                                                                      2008   1.486       0.956      1,781,670
                                                                                      2007   1.474       1.486      2,323,888
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2013   1.975       2.694        142,136
                                                                                      2012   1.658       1.975        241,618
                                                                                      2011   1.687       1.658        486,854
                                                                                      2010   1.552       1.687        583,181
                                                                                      2009   1.102       1.552      1,050,799
                                                                                      2008   1.775       1.102      1,404,036
                                                                                      2007   1.704       1.775      1,621,923
                                                                                      2006   1.646       1.704      2,508,461
                                                                                      2005   1.581       1.646      3,665,017
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2013   1.862       2.439        205,935
                                                                                      2012   1.615       1.862        389,712
                                                                                      2011   1.555       1.615      1,154,218
                                                                                      2010   1.436       1.555      1,729,972
                                                                                      2009   1.165       1.436      1,806,079
                                                                                      2008   1.829       1.165      2,645,625
                                                                                      2007   1.779       1.829      4,381,798
                                                                                      2006   1.520       1.779      5,995,012
                                                                                      2005   1.442       1.520      7,022,960
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2013   1.718       2.499        442,299
                                                                                      2012   1.453       1.718        463,604
                                                                                      2011   1.449       1.453        510,928
                                                                                      2010   1.169       1.449        991,445
                                                                                      2009   0.828       1.169      1,007,856
                                                                                      2008   1.411       0.828        972,163
                                                                                      2007   1.365       1.411      1,052,691
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 2009   0.819       0.799             --
                                                                                      2008   1.325       0.819      3,241,812
                                                                                      2007   1.276       1.325      4,248,081
                                                                                      2006   1.120       1.276      3,789,577
                                                                                      2005   1.086       1.120      4,272,521
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 2013   1.419       1.667         51,156
                                                                                      2012   1.296       1.419         54,565
                                                                                      2011   1.310       1.296        116,621
                                                                                      2010   1.180       1.310        350,353
                                                                                      2009   0.971       1.180        439,706
                                                                                      2008   1.311       0.971        415,958
                                                                                      2007   1.195       1.311        614,725
                                                                                      2006   1.121       1.195        637,685
                                                                                      2005   1.086       1.121        732,770
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 2011   1.026       1.016             --
                                                                                      2010   0.950       1.026        308,498
                                                                                      2009   0.817       0.950        508,568
                                                                                      2008   1.048       0.817         72,829
                                                                                      2007   1.045       1.048        139,240
                                                                                      2006   1.014       1.045        193,527
                                                                                      2005   1.001       1.014        219,777
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2013   2.387       2.510        367,760
                                                                                      2012   2.039       2.387        511,746
                                                                                      2011   2.025       2.039        606,590
                                                                                      2010   1.781       2.025        830,387
                                                                                      2009   1.157       1.781      1,105,576
                                                                                      2008   1.690       1.157      1,425,536
                                                                                      2007   1.709       1.690      1,887,429
                                                                                      2006   1.561       1.709      2,428,335
                                                                                      2005   1.520       1.561      2,995,011
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 2010   1.249       1.245             --
                                                                                      2009   1.260       1.249     19,541,254
                                                                                      2008   1.241       1.260     24,591,507
                                                                                      2007   1.195       1.241     26,382,929
                                                                                      2006   1.154       1.195     26,923,269
                                                                                      2005   1.135       1.154     24,875,204

                                 MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                     UNIT      UNIT      NUMBER OF
                                                                                    VALUE      VALUE       UNITS
                                                                                      AT        AT      OUTSTANDING
                                                                                  BEGINNING   END OF        AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR     END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- --------------
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).............................. 2007   2.287       2.404              --
                                                                          2006   1.957       2.287       1,472,245
                                                                          2005   1.900       1.957       1,800,138
 LMPVPI Total Return Subaccount (Class I) (10/98)........................ 2007   1.436       1.480              --
                                                                          2006   1.289       1.436       2,831,577
                                                                          2005   1.261       1.289       3,777,557
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)....... 2007   1.298       1.388            (161)
                                                                          2006   1.162       1.298       1,181,045
                                                                          2005   1.119       1.162       1,493,870
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).............. 2007   1.315       1.369              --
                                                                          2006   1.133       1.315       2,342,701
                                                                          2005   1.109       1.133       2,199,998
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).................. 2007   1.383       1.527            (293)
                                                                          2006   1.245       1.383       1,228,755
                                                                          2005   1.163       1.245       1,295,656
Managed Assets Trust
 Managed Assets Trust (7/05)............................................. 2006   1.020       1.054              --
                                                                          2005   1.000       1.020             687
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)............. 2008   2.663       2.571           5,183
                                                                          2007   2.538       2.663       1,262,892
                                                                          2006   2.655       2.538       1,381,892
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *................. 2013   2.577       2.802         529,780
                                                                          2012   2.227       2.577         771,262
                                                                          2011   2.193       2.227         940,117
                                                                          2010   1.907       2.193         925,830
                                                                          2009   1.308       1.907         984,515
                                                                          2008   1.742       1.308         953,558
                                                                          2007   1.713       1.742       1,196,203
                                                                          2006   1.619       1.713         988,993
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)............... 2007   1.153       1.211              --
                                                                          2006   1.084       1.153         831,435
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)............... 2013   1.102       1.464         329,307
                                                                          2012   0.982       1.102         475,778
                                                                          2011   0.990       0.982         471,998
                                                                          2010   0.889       0.990         539,169
                                                                          2009   0.753       0.889         639,851
                                                                          2008   1.214       0.753         904,663
                                                                          2007   1.201       1.214       1,203,998
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)............. 2013   1.076       1.105       1,289,526
                                                                          2012   0.861       1.076       1,548,123
                                                                          2011   0.919       0.861       1,788,081
                                                                          2010   0.798       0.919       2,457,859
                                                                          2009   0.597       0.798       2,827,791
                                                                          2008   1.033       0.597       3,202,628
                                                                          2007   1.225       1.033       3,939,475
                                                                          2006   1.003       1.225       4,706,929
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)....... 2013   3.122       3.988       1,192,366
                                                                          2012   2.568       3.122       1,551,262
                                                                          2011   2.801       2.568       2,557,916
                                                                          2010   2.580       2.801       3,616,170
                                                                          2009   1.821       2.580       5,044,056
                                                                          2008   3.164       1.821       6,087,922
                                                                          2007   2.451       3.164       8,142,645
                                                                          2006   2.382       2.451      10,038,525
 MIST ClearBridge Aggressive Growth Subaccount (Class B) (4/08).......... 2013   0.939       1.355         188,177
                                                                          2012   0.800       0.939         141,794
                                                                          2011   0.782       0.800         198,756
                                                                          2010   0.639       0.782          47,068
                                                                          2009   0.485       0.639          14,697
                                                                          2008   0.769       0.485          12,293

                              MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                                      UNIT
                                                                                                     VALUE
                                                                                                       AT
                                                                                                   BEGINNING
PORTFOLIO NAME                                                                              YEAR    OF YEAR
------------------------------------------------------------------------------------------ ------ -----------
 MIST FOF - American Funds(Reg. TM) Balanced Allocation Subaccount (Class C) (4/08)....... 2013   1.087
                                                                                           2012   0.967
                                                                                           2011   0.999
                                                                                           2010   0.900
                                                                                           2009   0.703
                                                                                           2008   1.001
 MIST FOF - American Funds(Reg. TM) Growth Allocation Subaccount (Class C) (4/08)......... 2013   1.029
                                                                                           2012   0.896
                                                                                           2011   0.950
                                                                                           2010   0.846
                                                                                           2009   0.638
                                                                                           2008   1.000
 MIST FOF - American Funds(Reg. TM) Moderate Allocation Subaccount (Class C) (4/08)....... 2013   1.113
                                                                                           2012   1.015
                                                                                           2011   1.024
                                                                                           2010   0.941
                                                                                           2009   0.771
                                                                                           2008   1.002
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *.......................... 2013   1.918
                                                                                           2012   1.497
                                                                                           2011   1.759
                                                                                           2010   1.523
                                                                                           2009   0.990
                                                                                           2008   1.688
                                                                                           2007   1.720
                                                                                           2006   1.555
 MIST Invesco Comstock Subaccount (Class B) (5/09)........................................ 2013   1.732
                                                                                           2012   1.477
                                                                                           2011   1.515
                                                                                           2010   1.332
                                                                                           2009   1.064
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *................................. 2013   1.404
                                                                                           2012   1.237
                                                                                           2011   1.298
                                                                                           2010   1.045
                                                                                           2009   0.835
                                                                                           2008   1.378
                                                                                           2007   1.511
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)................................ 2013   1.485
                                                                                           2012   1.266
                                                                                           2011   1.291
                                                                                           2010   1.031
                                                                                           2009   0.776
                                                                                           2008   1.278
                                                                                           2007   1.159
                                                                                           2006   1.164
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)................................ 2013   1.384
                                                                                           2012   1.209
                                                                                           2011   1.359
                                                                                           2010   1.149
                                                                                           2009   0.900
                                                                                           2008   1.216
                                                                                           2007   1.241
                                                                                           2006   1.160
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)...................... 2009   0.871
                                                                                           2008   1.177
                                                                                           2007   1.119
                                                                                           2006   1.054
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)................................. 2011   0.680
                                                                                           2010   0.640
                                                                                           2009   0.469
                                                                                           2008   0.896
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06).............................. 2013   1.745



                                                                                             UNIT     NUMBER OF
                                                                                             VALUE      UNITS
                                                                                              AT     OUTSTANDING
                                                                                            END OF       AT
PORTFOLIO NAME                                                                               YEAR    END OF YEAR
------------------------------------------------------------------------------------------ -------- ------------
 MIST FOF - American Funds(Reg. TM) Balanced Allocation Subaccount (Class C) (4/08)....... 1.275     1,260,023
                                                                                           1.087     1,100,296
                                                                                           0.967     1,010,988
                                                                                           0.999       415,291
                                                                                           0.900       375,591
                                                                                           0.703        50,184
 MIST FOF - American Funds(Reg. TM) Growth Allocation Subaccount (Class C) (4/08)......... 1.275       291,607
                                                                                           1.029       476,453
                                                                                           0.896       475,258
                                                                                           0.950       210,675
                                                                                           0.846       257,960
                                                                                           0.638        57,388
 MIST FOF - American Funds(Reg. TM) Moderate Allocation Subaccount (Class C) (4/08)....... 1.250       924,524
                                                                                           1.113       875,936
                                                                                           1.015       636,103
                                                                                           1.024       410,704
                                                                                           0.941       241,978
                                                                                           0.771       115,765
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *.......................... 2.482       702,987
                                                                                           1.918     1,100,323
                                                                                           1.497     1,935,750
                                                                                           1.759     3,409,365
                                                                                           1.523     3,743,449
                                                                                           0.990     4,124,344
                                                                                           1.688     4,864,168
                                                                                           1.720     4,180,330
 MIST Invesco Comstock Subaccount (Class B) (5/09)........................................ 2.321       110,198
                                                                                           1.732       156,148
                                                                                           1.477       210,954
                                                                                           1.515       473,113
                                                                                           1.332       579,177
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *................................. 1.811       473,689
                                                                                           1.404       783,004
                                                                                           1.237     1,005,744
                                                                                           1.298     1,328,926
                                                                                           1.045     1,372,909
                                                                                           0.835     1,479,606
                                                                                           1.378     1,909,551
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)................................ 2.065       360,983
                                                                                           1.485       458,101
                                                                                           1.266       530,388
                                                                                           1.291       597,100
                                                                                           1.031       537,807
                                                                                           0.776       572,736
                                                                                           1.278       752,367
                                                                                           1.159        78,150
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)................................ 1.824       129,286
                                                                                           1.384       217,412
                                                                                           1.209       408,923
                                                                                           1.359       318,040
                                                                                           1.149       327,890
                                                                                           0.900       399,966
                                                                                           1.216       861,420
                                                                                           1.241        35,587
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)...................... 0.863            --
                                                                                           0.871       670,874
                                                                                           1.177       424,637
                                                                                           1.119         4,578
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)................................. 0.724            --
                                                                                           0.680       118,625
                                                                                           0.640       151,877
                                                                                           0.469        36,774
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06).............................. 1.868       279,199

                                   MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                          UNIT      UNIT     NUMBER OF
                                                                                         VALUE      VALUE      UNITS
                                                                                           AT        AT     OUTSTANDING
                                                                                       BEGINNING   END OF       AT
PORTFOLIO NAME                                                                  YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                               2012   1.558       1.745       396,913
                                                                               2011   1.502       1.558       555,873
                                                                               2010   1.341       1.502       670,941
                                                                               2009   0.989       1.341       955,071
                                                                               2008   1.224       0.989       699,518
                                                                               2007   1.158       1.224       857,060
                                                                               2006   1.101       1.158       195,662
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)................ 2009   0.770       0.733            --
                                                                               2008   1.356       0.770     4,339,202
                                                                               2007   1.224       1.356     5,845,070
                                                                               2006   1.235       1.224     7,561,799
 MIST Met/Templeton Growth Subaccount (Class E) (5/11)........................ 2013   2.435       2.591            --
                                                                               2012   2.012       2.435     1,953,750
                                                                               2011   2.436       2.012     2,653,478
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)................. 2013   1.023       1.311       982,429
                                                                               2012   0.885       1.023     1,134,006
                                                                               2011   1.031       0.885     1,530,611
 MIST MFS(Reg. TM) Emerging Markets Equity Subaccount (Class A) (4/08)........ 2013   1.231       1.160       389,625
                                                                               2012   1.045       1.231       240,689
                                                                               2011   1.294       1.045       286,729
                                                                               2010   1.054       1.294       163,928
                                                                               2009   0.630       1.054       193,655
                                                                               2008   1.367       0.630        16,258
 MIST MFS(Reg. TM) Research International Subaccount (Class B) (4/08)......... 2013   1.533       1.809        81,470
                                                                               2012   1.327       1.533       120,780
                                                                               2011   1.502       1.327       200,654
                                                                               2010   1.362       1.502       237,542
                                                                               2009   1.047       1.362       100,170
                                                                               2008   1.788       1.047        55,729
 MIST MLA Mid Cap Subaccount (Class A) (4/07)................................. 2013   2.645       2.871            --
                                                                               2012   2.531       2.645       233,130
                                                                               2011   2.696       2.531       330,616
                                                                               2010   2.211       2.696       481,117
                                                                               2009   1.629       2.211       714,944
                                                                               2008   1.151       1.629       961,663
                                                                               2007   1.295       1.151       255,642
 MIST Oppenheimer Capital Appreciation Subaccount (Class A) (4/08)............ 2012   0.874       0.983            --
                                                                               2011   0.891       0.874       123,687
                                                                               2010   0.821       0.891       124,996
                                                                               2009   0.576       0.821       139,112
                                                                               2008   1.025       0.576        13,503
 MIST Oppenheimer Global Equity Subaccount (Class B) (4/08)................... 2013   2.131       2.681            --
                                                                               2012   1.778       2.131       119,074
                                                                               2011   1.961       1.778       200,389
                                                                               2010   1.710       1.961       100,311
                                                                               2009   1.236       1.710        89,550
                                                                               2008   1.991       1.236         6,825
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13)................... 2013   1.015       1.167     4,584,564
 MIST PIMCO Inflation Protected Bond Subaccount (Class A) (4/07) *............ 2013   1.481       1.334       763,334
                                                                               2012   1.369       1.481     1,505,106
                                                                               2011   1.241       1.369     1,370,208
                                                                               2010   1.161       1.241     1,588,001
                                                                               2009   0.991       1.161     1,286,961
                                                                               2008   1.073       0.991       970,924
                                                                               2007   1.009       1.073       338,507
 MIST PIMCO Total Return Subaccount (Class B) (5/09).......................... 2013   1.959       1.902     1,765,703
                                                                               2012   1.812       1.959     2,931,722
                                                                               2011   1.775       1.812     3,693,847
                                                                               2010   1.658       1.775     5,427,232
                                                                               2009   1.483       1.658     5,574,747
 MIST Pioneer Fund Subaccount (Class A) (4/06)................................ 2013   1.624       2.139        26,899

                                MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                          2012   1.484       1.624         33,060
                                                                          2011   1.571       1.484         59,147
                                                                          2010   1.366       1.571         74,109
                                                                          2009   1.114       1.366        111,276
                                                                          2008   1.677       1.114        137,926
                                                                          2007   1.614       1.677        178,851
                                                                          2006   1.495       1.614        121,515
 MIST Pioneer Mid-Cap Value Subaccount (Class A) (4/06).................. 2007   1.184       1.309             --
                                                                          2006   1.120       1.184         12,708
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)............... 2013   2.579       2.592        575,013
                                                                          2012   2.335       2.579        896,494
                                                                          2011   2.277       2.335      1,141,922
                                                                          2010   2.051       2.277      1,426,282
                                                                          2009   1.558       2.051      1,606,459
                                                                          2008   1.763       1.558      1,693,272
                                                                          2007   1.671       1.763      2,262,701
                                                                          2006   1.607       1.671      1,369,134
 MIST RCM Technology Subaccount (Class B) (5/11)......................... 2013   0.509       0.532             --
                                                                          2012   0.458       0.509        391,410
                                                                          2011   0.565       0.458        631,748
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *........ 2013   1.050       1.391      2,608,019
                                                                          2012   0.900       1.050      3,013,516
                                                                          2011   0.947       0.900      4,267,192
                                                                          2010   0.818       0.947      5,345,025
                                                                          2009   0.698       0.818      6,927,629
                                                                          2008   1.108       0.698     10,502,118
                                                                          2007   1.080       1.108     15,690,603
                                                                          2006   1.001       1.080     18,643,854
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *........ 2013   1.878       2.462      1,023,601
                                                                          2012   1.609       1.878      1,366,633
                                                                          2011   1.786       1.609      1,920,819
                                                                          2010   1.505       1.786      2,740,210
                                                                          2009   1.203       1.505      3,339,945
                                                                          2008   1.732       1.203      5,076,480
                                                                          2007   1.805       1.732      7,544,941
                                                                          2006   1.766       1.805      1,474,689
Metropolitan Series Fund
 MSF BlackRock Bond Income Subaccount (Class A) (4/06)................... 2013   1.922       1.888        921,365
                                                                          2012   1.807       1.922      1,043,447
                                                                          2011   1.713       1.807      1,280,266
                                                                          2010   1.598       1.713      1,603,660
                                                                          2009   1.475       1.598      1,817,601
                                                                          2008   1.544       1.475      2,419,551
                                                                          2007   1.468       1.544      2,405,635
                                                                          2006   1.408       1.468      3,037,070
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09).......... 2013   1.618       2.149      1,337,165
                                                                          2012   1.430       1.618      1,630,847
                                                                          2011   1.587       1.430      3,480,755
                                                                          2010   1.338       1.587      4,579,103
                                                                          2009   1.059       1.338      6,181,379
 MSF BlackRock Capital Appreciation Subaccount (Class B) (4/08).......... 2009   2.100       2.187             --
                                                                          2008   3.238       2.100          7,705
 MSF BlackRock Diversified Subaccount (Class A) (5/09)................... 2013   1.264       1.509        307,025
                                                                          2012   1.137       1.264        203,733
                                                                          2011   1.107       1.137        534,791
                                                                          2010   1.020       1.107        629,714
                                                                          2009   0.876       1.020        618,990
 MSF BlackRock Large Cap Value Subaccount (Class B) (4/08)............... 2013   1.296       1.689        273,171
                                                                          2012   1.149       1.296        228,152
                                                                          2011   1.138       1.149        188,768
                                                                          2010   1.056       1.138        208,460
                                                                          2009   0.961       1.056        102,507
                                                                          2008   1.405       0.961          5,933
 MSF BlackRock Money Market Subaccount (Class E) (5/10).................. 2013   1.211       1.198      6,650,215

                                     MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                               UNIT      UNIT     NUMBER OF
                                                                                              VALUE      VALUE      UNITS
                                                                                                AT        AT     OUTSTANDING
                                                                                            BEGINNING   END OF       AT
PORTFOLIO NAME                                                                       YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                    2012   1.223       1.211     10,138,841
                                                                                    2011   1.236       1.223     12,521,056
                                                                                    2010   1.245       1.236     18,282,020
 MSF Davis Venture Value Subaccount (Class A) (4/08)............................... 2013   1.201       1.589        702,301
                                                                                    2012   1.076       1.201        809,385
                                                                                    2011   1.133       1.076      1,916,059
                                                                                    2010   1.022       1.133      2,554,800
                                                                                    2009   0.783       1.022      2,944,741
                                                                                    2008   1.263       0.783      3,101,698
 MSF FI Large Cap Subaccount (Class A) (4/06)...................................... 2009   0.986       1.031             --
                                                                                    2008   1.806       0.986      3,787,020
                                                                                    2007   1.756       1.806      4,748,113
                                                                                    2006   1.726       1.756      6,408,879
 MSF FI Value Leaders Subaccount (Class D) (4/06).................................. 2013   1.910       2.107             --
                                                                                    2012   1.670       1.910        665,969
                                                                                    2011   1.800       1.670      1,090,482
                                                                                    2010   1.589       1.800      1,348,345
                                                                                    2009   1.319       1.589      1,784,965
                                                                                    2008   2.186       1.319      2,204,663
                                                                                    2007   2.122       2.186      3,377,203
                                                                                    2006   2.061       2.122      3,556,365
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 2013   0.714       0.937        963,714
                                                                                    2012   0.651       0.714      1,437,100
                                                                                    2011   0.679       0.651      2,205,238
                                                                                    2010   0.596       0.679      3,167,759
                                                                                    2009   0.403       0.596      3,885,103
                                                                                    2008   0.751       0.403      4,629,854
                                                                                    2007   0.630       0.751      6,436,416
                                                                                    2006   0.643       0.630      7,104,942
 MSF Jennison Growth Subaccount (Class A) (4/12)................................... 2013   0.947       1.284        222,672
                                                                                    2012   0.980       0.947        501,590
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 2012   0.867       0.991             --
                                                                                    2011   0.874       0.867        433,995
                                                                                    2010   0.793       0.874        707,871
                                                                                    2009   0.574       0.793        773,302
                                                                                    2008   0.864       0.574      1,009,019
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.953       1.035             --
                                                                                    2010   0.832       0.953      4,460,540
                                                                                    2009   0.640       0.832      4,912,450
                                                                                    2008   1.086       0.640      3,753,083
                                                                                    2007   1.062       1.086      3,193,404
                                                                                    2006   1.000       1.062        717,761
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.327       1.369        565,383
                                                                                    2012   1.228       1.327        595,113
                                                                                    2011   1.202       1.228      1,170,226
                                                                                    2010   1.104       1.202      1,552,389
                                                                                    2009   0.925       1.104      1,622,969
                                                                                    2008   1.092       0.925      1,851,736
                                                                                    2007   1.046       1.092      1,448,971
                                                                                    2006   1.000       1.046        557,018
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.260       1.383        944,061
                                                                                    2012   1.142       1.260      1,031,775
                                                                                    2011   1.142       1.142      1,750,260
                                                                                    2010   1.035       1.142      3,000,673
                                                                                    2009   0.846       1.035      3,593,769
                                                                                    2008   1.090       0.846      3,233,682
                                                                                    2007   1.051       1.090      3,588,959
                                                                                    2006   1.000       1.051      1,877,045
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.181       1.379      3,539,425
                                                                                    2012   1.054       1.181      5,136,125
                                                                                    2011   1.080       1.054      6,488,617
                                                                                    2010   0.965       1.080     22,036,766
                                                                                    2009   0.770       0.965     18,468,604
                                                                                    2008   1.091       0.770     18,110,456
                                                                                    2007   1.056       1.091     14,368,354
                                                                                    2006   1.000       1.056      5,163,720

                                     MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                              UNIT      UNIT     NUMBER OF
                                                                                             VALUE      VALUE      UNITS
                                                                                               AT        AT     OUTSTANDING
                                                                                           BEGINNING   END OF       AT
PORTFOLIO NAME                                                                      YEAR    OF YEAR     YEAR    END OF YEAR
---------------------------------------------------------------------------------- ------ ----------- -------- ------------
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)........ 2013   1.104       1.358      5,821,581
                                                                                   2012   0.967       1.104      5,682,242
                                                                                   2011   1.015       0.967      8,136,627
                                                                                   2010   0.895       1.015     12,261,448
                                                                                   2009   0.700       0.895     14,692,267
                                                                                   2008   1.091       0.700     14,151,248
                                                                                   2007   1.061       1.091     13,766,778
                                                                                   2006   1.000       1.061      4,658,671
 MSF MetLife Stock Index Subaccount (Class A) (5/09) *............................ 2013   1.240       1.620      2,176,009
                                                                                   2012   1.083       1.240      2,818,259
                                                                                   2011   1.075       1.083      4,004,337
                                                                                   2010   0.946       1.075      8,413,560
                                                                                   2009   0.764       0.946        808,781
 MSF MFS(Reg. TM) Total Return Subaccount (Class F) (4/06)........................ 2013   2.510       2.950      2,064,099
                                                                                   2012   2.278       2.510      2,890,403
                                                                                   2011   2.252       2.278      3,692,734
                                                                                   2010   2.072       2.252      4,326,165
                                                                                   2009   1.769       2.072      5,263,607
                                                                                   2008   2.301       1.769      7,180,564
                                                                                   2007   2.232       2.301      9,869,681
                                                                                   2006   2.081       2.232     11,128,107
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)............................... 2013   1.536       2.064      1,339,101
                                                                                   2012   1.331       1.536      1,180,821
                                                                                   2011   1.334       1.331      1,499,130
                                                                                   2010   1.210       1.334      3,028,394
                                                                                   2009   1.012       1.210      3,206,070
                                                                                   2008   1.515       1.012      3,018,096
                                                                                   2007   1.423       1.515      2,727,955
                                                                                   2006   1.283       1.423      1,082,824
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)......................... 2013   2.891       3.624        163,806
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)................... 2013   1.247       1.712        869,647
                                                                                   2012   1.062       1.247      1,040,605
                                                                                   2011   1.087       1.062      1,249,029
                                                                                   2010   0.941       1.087      1,418,220
                                                                                   2009   0.665       0.941      1,790,753
                                                                                   2008   1.159       0.665      1,947,136
                                                                                   2007   1.073       1.159      2,302,019
                                                                                   2006   0.998       1.073      1,923,412
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)................... 2013   1.678       2.394      1,250,879
                                                                                   2012   1.463       1.678      1,463,470
                                                                                   2011   1.458       1.463      2,470,333
                                                                                   2010   1.094       1.458      2,722,565
                                                                                   2009   0.797       1.094      3,060,627
                                                                                   2008   1.209       0.797      3,766,280
 MSF Western Asset Management High Yield Bond Subaccount (Class A) (4/06)......... 2007   1.122       1.167             --
                                                                                   2006   1.052       1.122         96,977
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *....... 2013   1.296       1.275      1,154,176
                                                                                   2012   1.265       1.296      1,755,405
                                                                                   2011   1.210       1.265      2,174,496
                                                                                   2010   1.153       1.210      3,646,304
                                                                                   2009   1.116       1.153      3,693,189
                                                                                   2008   1.130       1.116      4,896,990
                                                                                   2007   1.092       1.130      5,359,848
                                                                                   2006   1.052       1.092      5,320,819
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)................... 2006   1.126       1.192             --
                                                                                   2005   1.076       1.126        941,212
PIMCO Variable Insurance Trust
 PIMCO VIT Real Return Subaccount (Administrative Class) (6/05)................... 2007   0.984       1.005             --
                                                                                   2006   0.987       0.984         68,148
                                                                                   2005   1.000       0.987         18,203
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).................. 2009   1.428       1.479             --
                                                                                   2008   1.378       1.428      6,221,183
                                                                                   2007   1.280       1.378      6,120,125
                                                                                   2006   1.246       1.280      6,316,256
                                                                                   2005   1.229       1.246      6,621,264

                                       MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                                                                                                 UNIT      UNIT      NUMBER OF
                                                                                                VALUE      VALUE       UNITS
                                                                                                  AT        AT      OUTSTANDING
                                                                                              BEGINNING   END OF        AT
PORTFOLIO NAME                                                                         YEAR    OF YEAR     YEAR     END OF YEAR
------------------------------------------------------------------------------------- ------ ----------- -------- --------------
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01).............................. 2007   2.006       2.146            (104)
                                                                                      2006   1.729       2.006       5,892,809
                                                                                      2005   1.632       1.729       6,121,699
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)................................ 2006   1.158       1.235              --
                                                                                      2005   1.076       1.158       9,062,661
 Travelers Convertible Securities Subaccount (5/04).................................. 2006   1.031       1.101              --
                                                                                      2005   1.038       1.031          71,636
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)............................... 2006   2.427       2.655              --
                                                                                      2005   2.181       2.427       1,519,196
 Travelers Equity Income Subaccount (10/96).......................................... 2006   1.958       2.061              --
                                                                                      2005   1.894       1.958       3,968,226
 Travelers Federated High Yield Subaccount (11/96)................................... 2006   1.576       1.619              --
                                                                                      2005   1.553       1.576       1,046,954
 Travelers Large Cap Subaccount (9/96)............................................... 2006   1.672       1.726              --
                                                                                      2005   1.554       1.672       4,511,968
 Travelers Managed Allocation Series: Aggressive Subaccount (7/05)................... 2006   1.055       1.124              --
                                                                                      2005   1.000       1.055          49,605
 Travelers Managed Allocation Series: Conservative Subaccount (5/05)................. 2006   1.021       1.027              --
                                                                                      2005   1.000       1.021             462
 Travelers Managed Allocation Series: Moderate Subaccount (6/05)..................... 2006   1.047       1.086              --
                                                                                      2005   1.000       1.047         860,019
 Travelers Managed Allocation Series: Moderate-Aggressive Subaccount (5/05).......... 2006   1.069       1.117              --
                                                                                      2005   1.000       1.069         144,197
 Travelers Managed Allocation Series: Moderate-Conservative Subaccount (6/05)........ 2006   1.029       1.050              --
                                                                                      2005   1.000       1.029          63,237
 Travelers Mercury Large Cap Core Subaccount (6/98).................................. 2006   1.019       1.084              --
                                                                                      2005   0.919       1.019       1,383,683
 Travelers MFS(Reg. TM) Mid Cap Growth Subaccount (6/01)............................. 2006   0.607       0.643              --
                                                                                      2005   0.595       0.607       9,205,299
 Travelers MFS(Reg. TM) Total Return Subaccount (8/96)............................... 2006   2.012       2.081              --
                                                                                      2005   1.975       2.012      12,047,206
 Travelers MFS(Reg. TM) Value Subaccount (5/04)...................................... 2006   1.185       1.283              --
                                                                                      2005   1.125       1.185         318,855
 Travelers Mondrian International Stock Subaccount (9/96)............................ 2006   1.352       1.555              --
                                                                                      2005   1.247       1.352       3,792,098
 Travelers Pioneer Fund Subaccount (5/03)............................................ 2006   1.407       1.495              --
                                                                                      2005   1.341       1.407          88,057
 Travelers Pioneer Mid Cap Value Subaccount (5/05)................................... 2006   1.063       1.120              --
                                                                                      2005   1.000       1.063           5,991
 Travelers Pioneer Strategic Income Subaccount (9/96)................................ 2006   1.589       1.607              --
                                                                                      2005   1.548       1.589       1,340,815
 Travelers Quality Bond Subaccount (7/97)............................................ 2006   1.418       1.408              --
                                                                                      2005   1.410       1.418       3,632,916
 Travelers Strategic Equity Subaccount (9/96)........................................ 2006   1.658       1.734              --
                                                                                      2005   1.642       1.658       3,369,597
 Travelers Style Focus Series: Small Cap Growth Subaccount (9/05).................... 2006   1.009       1.164              --
                                                                                      2005   1.000       1.009              --
 Travelers Style Focus Series: Small Cap Value Subaccount (9/05)..................... 2006   1.009       1.160              --
                                                                                      2005   1.000       1.009              --
 Travelers U.S. Government Securities Subaccount (5/04).............................. 2006   1.089       1.052              --
                                                                                      2005   1.055       1.089       6,293,284
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03).................................. 2009   1.059       1.029              --

    MRP -- SEPARATE ACCOUNT CHARGES 1.05% (CONTINUED)
                            UNIT      UNIT     NUMBER OF
                           VALUE      VALUE      UNITS
                             AT        AT     OUTSTANDING
                         BEGINNING   END OF       AT
PORTFOLIO NAME    YEAR    OF YEAR     YEAR    END OF YEAR
---------------- ------ ----------- -------- ------------
                 2008   1.667       1.059    1,107,701
                 2007   1.725       1.667    1,424,280
                 2006   1.502       1.725    1,232,171
                 2005   1.458       1.502    1,227,435




                                      MRP -- SEPARATE ACCOUNT CHARGES 1.30%
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01)........... 2008   0.887       0.847             --
                                                                          2007   0.771       0.887      1,405,023
                                                                          2006   0.761       0.771      1,289,357
                                                                          2005   0.716       0.761      1,410,013
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)......... 2006   1.112       1.164             --
                                                                          2005   1.077       1.112     36,883,407
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01).......... 2006   0.880       0.864             --
                                                                          2005   0.777       0.880      1,525,982
American Funds Insurance Series(Reg. TM)
 American Funds Global Growth Subaccount (Class 2) (5/04)................ 2013   1.719       2.192      2,166,690
                                                                          2012   1.421       1.719      2,662,265
                                                                          2011   1.580       1.421      4,633,360
                                                                          2010   1.432       1.580      6,581,997
                                                                          2009   1.020       1.432      7,233,676
                                                                          2008   1.677       1.020      7,223,731
                                                                          2007   1.479       1.677      6,649,362
                                                                          2006   1.244       1.479      4,587,546
                                                                          2005   1.105       1.244      3,061,076
 American Funds Growth Subaccount (Class 2) (5/04)....................... 2013   1.475       1.894      3,133,258
                                                                          2012   1.268       1.475      3,869,231
                                                                          2011   1.342       1.268      7,135,632
                                                                          2010   1.145       1.342     11,476,422
                                                                          2009   0.832       1.145     13,545,511
                                                                          2008   1.505       0.832     13,051,970
                                                                          2007   1.357       1.505     13,601,883
                                                                          2006   1.247       1.357     10,628,006
                                                                          2005   1.087       1.247      6,122,667
 American Funds Growth-Income Subaccount (Class 2) (5/04)................ 2013   1.305       1.720      2,640,902
                                                                          2012   1.126       1.305      2,935,993
                                                                          2011   1.162       1.126      4,705,041
                                                                          2010   1.056       1.162      7,285,383
                                                                          2009   0.815       1.056      7,547,697
                                                                          2008   1.329       0.815      7,772,558
                                                                          2007   1.282       1.329      8,105,106
                                                                          2006   1.127       1.282      7,235,979
                                                                          2005   1.079       1.127      7,466,608
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)........................................ 2006   2.348       2.325             --
                                                                          2005   2.012       2.348     38,316,442
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03).................... 2006   1.736       2.273             --
                                                                          2005   1.641       1.736      4,078,473
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)............. 2008   1.291       1.237             31
                                                                          2007   1.221       1.291      9,406,157
                                                                          2006   1.062       1.221     12,186,134
                                                                          2005   1.031       1.062     15,118,185
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98)....... 2008   1.245       1.177             --
                                                                          2007   1.419       1.245     11,758,919
                                                                          2006   1.385       1.419     15,844,520
                                                                          2005   1.326       1.385     19,865,885

                                      MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                                UNIT      UNIT     NUMBER OF
                                                                                               VALUE      VALUE      UNITS
                                                                                                 AT        AT     OUTSTANDING
                                                                                             BEGINNING   END OF       AT
PORTFOLIO NAME                                                                        YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------ ------ ----------- -------- ------------
Fidelity(Reg. TM) Variable Insurance Products
 Fidelity VIP Contrafund(Reg. TM) Subaccount (Service Class 2) (6/01)............... 2013   1.689       2.183      2,309,588
                                                                                     2012   1.473       1.689      2,967,387
                                                                                     2011   1.535       1.473      5,164,998
                                                                                     2010   1.330       1.535      7,733,255
                                                                                     2009   0.995       1.330      9,265,313
                                                                                     2008   1.758       0.995      9,902,998
                                                                                     2007   1.519       1.758     11,065,817
                                                                                     2006   1.381       1.519     10,457,630
                                                                                     2005   1.199       1.381      7,904,103
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 2013   2.345       3.145      1,829,790
                                                                                     2012   2.074       2.345      2,647,200
                                                                                     2011   2.356       2.074      4,581,677
                                                                                     2010   1.857       2.356      7,667,248
                                                                                     2009   1.346       1.857      9,000,472
                                                                                     2008   2.258       1.346      9,951,621
                                                                                     2007   1.983       2.258     12,076,657
                                                                                     2006   1.788       1.983     13,786,295
                                                                                     2005   1.534       1.788     12,661,665
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.237       1.687        514,004
                                                                                     2012   1.131       1.237        853,470
                                                                                     2011   1.204       1.131      1,395,992
                                                                                     2010   0.955       1.204      1,969,799
                                                                                     2009   0.674       0.955      2,258,515
                                                                                     2008   1.188       0.674      2,275,901
                                                                                     2007   1.082       1.188      2,833,281
                                                                                     2006   1.008       1.082      2,599,845
                                                                                     2005   0.975       1.008      2,633,975
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 2006   1.456       1.701             --
                                                                                     2005   1.334       1.456      1,527,395
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2013   3.088       3.020        611,501
                                                                                     2012   2.765       3.088        857,464
                                                                                     2011   3.328       2.765      1,689,050
                                                                                     2010   2.868       3.328      3,010,383
                                                                                     2009   1.683       2.868      3,541,673
                                                                                     2008   3.606       1.683      3,437,310
                                                                                     2007   2.837       3.606      4,728,324
                                                                                     2006   2.244       2.837      4,154,839
                                                                                     2005   1.784       2.244      3,342,105
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 2013   1.502       1.823        686,703
                                                                                     2012   1.287       1.502      1,211,761
                                                                                     2011   1.459       1.287      2,393,096
                                                                                     2010   1.363       1.459      3,982,079
                                                                                     2009   1.008       1.363      4,815,991
                                                                                     2008   1.712       1.008      5,208,729
                                                                                     2007   1.503       1.712      5,436,208
                                                                                     2006   1.253       1.503      5,273,068
                                                                                     2005   1.153       1.253      3,915,005
High Yield Bond Trust
 High Yield Bond Trust (5/05)....................................................... 2006   1.026       1.050             --
                                                                                     2005   1.000       1.026         15,746
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 2013   0.736       0.959      3,680,523
                                                                                     2012   0.637       0.736      4,760,174
                                                                                     2011   0.657       0.637      7,464,584
                                                                                     2010   0.530       0.657     12,963,279
                                                                                     2009   0.372       0.530     13,437,706
                                                                                     2008   0.671       0.372     16,060,416
                                                                                     2007   0.558       0.671     17,888,407
                                                                                     2006   0.499       0.558     18,458,976
                                                                                     2005   0.451       0.499     21,940,688
 Janus Aspen Global Life Sciences Subaccount (Service Shares) (5/00)................ 2010   1.107       1.123             --
                                                                                     2009   0.892       1.107        846,541
                                                                                     2008   1.274       0.892      1,039,452
                                                                                     2007   1.060       1.274      1,161,305
                                                                                     2006   1.010       1.060      1,657,096
                                                                                     2005   0.911       1.010      1,975,105

                                     MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                              UNIT      UNIT     NUMBER OF
                                                                                             VALUE      VALUE      UNITS
                                                                                               AT        AT     OUTSTANDING
                                                                                           BEGINNING   END OF       AT
PORTFOLIO NAME                                                                      YEAR    OF YEAR     YEAR    END OF YEAR
---------------------------------------------------------------------------------- ------ ----------- -------- ------------
 Janus Aspen Global Technology Subaccount (Service Shares) (5/00)................. 2011   0.515       0.552             --
                                                                                   2010   0.420       0.515      1,866,312
                                                                                   2009   0.271       0.420      2,216,019
                                                                                   2008   0.490       0.271      2,413,369
                                                                                   2007   0.408       0.490      2,856,596
                                                                                   2006   0.383       0.408      3,427,097
                                                                                   2005   0.348       0.383      4,617,331
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................. 2006   0.832       0.890             --
                                                                                   2005   0.751       0.832      2,980,527
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03).................................... 2006   1.556       1.751             --
                                                                                   2005   1.516       1.556      1,138,203
Legg Mason Partners Equity Trust
 LMPET S&P 500 Index Subaccount (Class A) (6/98).................................. 2010   0.986       1.050             --
                                                                                   2009   0.793       0.986      7,585,516
                                                                                   2008   1.284       0.793      8,370,898
                                                                                   2007   1.239       1.284     10,245,734
                                                                                   2006   1.090       1.239     14,162,746
                                                                                   2005   1.059       1.090     17,968,038
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................... 2013   2.312       2.287        853,669
                                                                                   2012   2.047       2.312      1,027,467
                                                                                   2011   1.971       2.047      1,948,627
                                                                                   2010   1.791       1.971      4,033,414
                                                                                   2009   1.357       1.791      4,884,811
                                                                                   2008   1.786       1.357      5,402,814
                                                                                   2007   1.781       1.786      6,142,790
                                                                                   2006   1.750       1.781      6,517,632
                                                                                   2005   1.742       1.750      8,590,975
 Templeton Growth Fund, Inc. (Class A) (8/96)..................................... 2011   2.094       2.346             --
                                                                                   2010   1.973       2.094      9,096,637
                                                                                   2009   1.528       1.973     12,052,664
                                                                                   2008   2.739       1.528     14,110,046
                                                                                   2007   2.715       2.739     18,139,480
                                                                                   2006   2.258       2.715     21,753,783
                                                                                   2005   2.115       2.258     24,634,141
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)........ 2013   1.256       1.833      1,771,099
                                                                                   2012   1.072       1.256      2,204,937
                                                                                   2011   1.060       1.072      8,897,041
                                                                                   2010   0.859       1.060     20,678,263
                                                                                   2009   0.647       0.859     26,443,516
                                                                                   2008   1.099       0.647     31,284,102
                                                                                   2007   1.097       1.099     40,211,644
                                                                                   2006   1.022       1.097     45,313,401
                                                                                   2005   0.927       1.022     56,480,312
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (4/07)............ 2013   0.922       1.203      1,748,257
                                                                                   2012   0.812       0.922      2,047,811
                                                                                   2011   0.877       0.812      3,884,818
                                                                                   2010   0.762       0.877      5,865,471
                                                                                   2009   0.597       0.762      6,950,854
                                                                                   2008   0.953       0.597      8,042,453
                                                                                   2007   0.993       0.953     10,360,867
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)............. 2013   1.679       2.155      1,852,830
                                                                                   2012   1.467       1.679      2,263,684
                                                                                   2011   1.449       1.467      4,459,451
                                                                                   2010   1.303       1.449      6,789,393
                                                                                   2009   1.081       1.303      8,447,866
                                                                                   2008   1.550       1.081     10,790,656
                                                                                   2007   1.448       1.550     12,360,673
                                                                                   2006   1.278       1.448     15,988,942
                                                                                   2005   1.241       1.278     18,272,296
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)............ 2013   1.504       1.869        496,877

                                      MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                                 UNIT      UNIT     NUMBER OF
                                                                                                VALUE      VALUE      UNITS
                                                                                                  AT        AT     OUTSTANDING
                                                                                              BEGINNING   END OF       AT
PORTFOLIO NAME                                                                         YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                      2012   1.334       1.504        622,756
                                                                                      2011   1.252       1.334      1,566,940
                                                                                      2010   1.130       1.252      2,876,435
                                                                                      2009   0.932       1.130      3,588,547
                                                                                      2008   1.452       0.932      4,591,099
                                                                                      2007   1.443       1.452      6,028,733
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2013   1.906       2.593        443,350
                                                                                      2012   1.604       1.906        741,953
                                                                                      2011   1.636       1.604      1,499,097
                                                                                      2010   1.509       1.636      2,460,724
                                                                                      2009   1.074       1.509      2,869,982
                                                                                      2008   1.735       1.074      3,549,913
                                                                                      2007   1.669       1.735      4,551,549
                                                                                      2006   1.616       1.669      6,380,597
                                                                                      2005   1.556       1.616      7,794,578
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2013   1.797       2.348        577,601
                                                                                      2012   1.563       1.797        979,595
                                                                                      2011   1.509       1.563      2,060,472
                                                                                      2010   1.396       1.509      3,965,082
                                                                                      2009   1.136       1.396      5,243,621
                                                                                      2008   1.788       1.136      6,626,008
                                                                                      2007   1.743       1.788      8,541,695
                                                                                      2006   1.493       1.743     10,862,446
                                                                                      2005   1.420       1.493     12,985,232
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2013   1.668       2.421        439,884
                                                                                      2012   1.415       1.668        573,052
                                                                                      2011   1.414       1.415        949,874
                                                                                      2010   1.144       1.414      1,356,167
                                                                                      2009   0.812       1.144      1,867,734
                                                                                      2008   1.388       0.812      1,990,008
                                                                                      2007   1.344       1.388      2,018,369
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 2009   0.810       0.789             25
                                                                                      2008   1.312       0.810      8,979,331
                                                                                      2007   1.267       1.312     11,416,023
                                                                                      2006   1.115       1.267     16,157,797
                                                                                      2005   1.084       1.115     18,631,913
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 2013   1.389       1.627        207,538
                                                                                      2012   1.271       1.389        275,590
                                                                                      2011   1.288       1.271        645,319
                                                                                      2010   1.163       1.288      1,146,284
                                                                                      2009   0.959       1.163      1,422,817
                                                                                      2008   1.300       0.959      2,055,437
                                                                                      2007   1.187       1.300      2,122,971
                                                                                      2006   1.117       1.187      3,360,765
                                                                                      2005   1.084       1.117      4,049,355
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 2011   1.008       0.997             --
                                                                                      2010   0.935       1.008        855,056
                                                                                      2009   0.807       0.935        582,646
                                                                                      2008   1.037       0.807        324,976
                                                                                      2007   1.036       1.037        512,534
                                                                                      2006   1.009       1.036        286,123
                                                                                      2005   0.998       1.009        217,008
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2013   2.302       2.415        420,993
                                                                                      2012   1.971       2.302        865,669
                                                                                      2011   1.963       1.971      1,518,947
                                                                                      2010   1.731       1.963      2,092,112
                                                                                      2009   1.127       1.731      2,325,267
                                                                                      2008   1.651       1.127      2,549,809
                                                                                      2007   1.673       1.651      3,462,978
                                                                                      2006   1.532       1.673      4,250,443
                                                                                      2005   1.495       1.532      4,744,978
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 2010   1.214       1.209             --
                                                                                      2009   1.227       1.214     44,192,985
                                                                                      2008   1.212       1.227     55,466,313
                                                                                      2007   1.170       1.212     51,040,688
                                                                                      2006   1.133       1.170     56,106,472
                                                                                      2005   1.116       1.133     57,921,096

                                MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).............................. 2007   2.240       2.352             --
                                                                          2006   1.921       2.240      5,849,786
                                                                          2005   1.871       1.921      6,618,937
 LMPVPI Total Return Subaccount (Class I) (10/98)........................ 2007   1.407       1.449             --
                                                                          2006   1.266       1.407      7,758,290
                                                                          2005   1.241       1.266     10,113,092
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)....... 2007   1.280       1.367             --
                                                                          2006   1.149       1.280      2,258,192
                                                                          2005   1.109       1.149      2,324,426
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).............. 2007   1.306       1.359             --
                                                                          2006   1.128       1.306      5,577,051
                                                                          2005   1.107       1.128      5,215,295
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).................. 2007   1.374       1.516             --
                                                                          2006   1.240       1.374      2,911,819
                                                                          2005   1.161       1.240      2,999,591
Managed Assets Trust
 Managed Assets Trust (7/05)............................................. 2006   1.019       1.052             --
                                                                          2005   1.000       1.019         51,467
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)............. 2008   2.602       2.510             --
                                                                          2007   2.485       2.602      3,052,454
                                                                          2006   2.605       2.485      3,299,642
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *................. 2013   2.475       2.685        624,970
                                                                          2012   2.145       2.475        756,588
                                                                          2011   2.117       2.145      1,007,187
                                                                          2010   1.845       2.117      1,581,266
                                                                          2009   1.269       1.845      1,880,434
                                                                          2008   1.694       1.269      1,631,276
                                                                          2007   1.670       1.694      1,838,373
                                                                          2006   1.581       1.670      2,151,530
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)............... 2007   1.128       1.184             --
                                                                          2006   1.063       1.128      1,990,654
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)............... 2013   1.063       1.408        499,545
                                                                          2012   0.949       1.063        711,965
                                                                          2011   0.959       0.949        835,598
                                                                          2010   0.863       0.959      1,709,339
                                                                          2009   0.734       0.863      2,207,860
                                                                          2008   1.186       0.734      2,289,294
                                                                          2007   1.174       1.186      2,235,249
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)............. 2013   1.058       1.084      1,936,256
                                                                          2012   0.849       1.058      2,393,068
                                                                          2011   0.908       0.849      3,803,428
                                                                          2010   0.791       0.908      5,336,585
                                                                          2009   0.593       0.791      5,709,423
                                                                          2008   1.028       0.593      6,234,647
                                                                          2007   1.223       1.028      7,079,652
                                                                          2006   1.003       1.223      8,899,276
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)....... 2013   2.996       3.819      3,957,013
                                                                          2012   2.472       2.996      5,355,311
                                                                          2011   2.702       2.472      8,570,438
                                                                          2010   2.495       2.702     13,454,878
                                                                          2009   1.765       2.495     16,196,897
                                                                          2008   3.076       1.765     19,448,828
                                                                          2007   2.389       3.076     22,842,603
                                                                          2006   2.325       2.389     28,718,428
 MIST ClearBridge Aggressive Growth Subaccount (Class B) (4/08).......... 2013   0.912       1.312        429,878
                                                                          2012   0.779       0.912        323,094
                                                                          2011   0.763       0.779        287,313
                                                                          2010   0.625       0.763        140,289
                                                                          2009   0.476       0.625         20,656
                                                                          2008   0.755       0.476          4,639

                              MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                                      UNIT
                                                                                                     VALUE
                                                                                                       AT
                                                                                                   BEGINNING
PORTFOLIO NAME                                                                              YEAR    OF YEAR
------------------------------------------------------------------------------------------ ------ -----------
 MIST FOF - American Funds(Reg. TM) Balanced Allocation Subaccount (Class C) (4/08)....... 2013   1.074
                                                                                           2012   0.959
                                                                                           2011   0.992
                                                                                           2010   0.896
                                                                                           2009   0.702
                                                                                           2008   1.001
 MIST FOF - American Funds(Reg. TM) Growth Allocation Subaccount (Class C) (4/08)......... 2013   1.017
                                                                                           2012   0.888
                                                                                           2011   0.944
                                                                                           2010   0.843
                                                                                           2009   0.637
                                                                                           2008   1.000
 MIST FOF - American Funds(Reg. TM) Moderate Allocation Subaccount (Class C) (4/08)....... 2013   1.100
                                                                                           2012   1.006
                                                                                           2011   1.017
                                                                                           2010   0.937
                                                                                           2009   0.770
                                                                                           2008   1.002
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *.......................... 2013   1.841
                                                                                           2012   1.441
                                                                                           2011   1.697
                                                                                           2010   1.473
                                                                                           2009   0.960
                                                                                           2008   1.641
                                                                                           2007   1.677
                                                                                           2006   1.519
 MIST Invesco Comstock Subaccount (Class B) (5/09)........................................ 2013   1.691
                                                                                           2012   1.445
                                                                                           2011   1.486
                                                                                           2010   1.310
                                                                                           2009   1.048
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *................................. 2013   1.374
                                                                                           2012   1.214
                                                                                           2011   1.277
                                                                                           2010   1.030
                                                                                           2009   0.825
                                                                                           2008   1.365
                                                                                           2007   1.500
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)................................ 2013   1.458
                                                                                           2012   1.246
                                                                                           2011   1.274
                                                                                           2010   1.020
                                                                                           2009   0.770
                                                                                           2008   1.271
                                                                                           2007   1.156
                                                                                           2006   1.162
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)................................ 2013   1.359
                                                                                           2012   1.190
                                                                                           2011   1.342
                                                                                           2010   1.137
                                                                                           2009   0.892
                                                                                           2008   1.209
                                                                                           2007   1.237
                                                                                           2006   1.158
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)...................... 2009   0.863
                                                                                           2008   1.170
                                                                                           2007   1.114
                                                                                           2006   1.052
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)................................. 2011   0.671
                                                                                           2010   0.634
                                                                                           2009   0.465
                                                                                           2008   0.890
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06).............................. 2013   1.708



                                                                                             UNIT     NUMBER OF
                                                                                             VALUE      UNITS
                                                                                              AT     OUTSTANDING
                                                                                            END OF       AT
PORTFOLIO NAME                                                                               YEAR    END OF YEAR
------------------------------------------------------------------------------------------ -------- ------------
 MIST FOF - American Funds(Reg. TM) Balanced Allocation Subaccount (Class C) (4/08)....... 1.257      1,134,046
                                                                                           1.074      1,371,068
                                                                                           0.959        980,349
                                                                                           0.992        821,982
                                                                                           0.896        472,668
                                                                                           0.702         33,068
 MIST FOF - American Funds(Reg. TM) Growth Allocation Subaccount (Class C) (4/08)......... 1.257      2,142,226
                                                                                           1.017      1,815,717
                                                                                           0.888      1,552,096
                                                                                           0.944        958,613
                                                                                           0.843        669,346
                                                                                           0.637         41,214
 MIST FOF - American Funds(Reg. TM) Moderate Allocation Subaccount (Class C) (4/08)....... 1.233        474,504
                                                                                           1.100        391,413
                                                                                           1.006        343,737
                                                                                           1.017        492,199
                                                                                           0.937        331,524
                                                                                           0.770         20,344
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *.......................... 2.377      1,559,038
                                                                                           1.841      1,959,005
                                                                                           1.441      3,624,797
                                                                                           1.697      6,288,870
                                                                                           1.473      7,629,665
                                                                                           0.960      8,963,488
                                                                                           1.641     11,259,951
                                                                                           1.677     12,752,604
 MIST Invesco Comstock Subaccount (Class B) (5/09)........................................ 2.260        299,795
                                                                                           1.691        491,621
                                                                                           1.445        887,062
                                                                                           1.486      1,835,375
                                                                                           1.310      1,987,813
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *................................. 1.767        558,522
                                                                                           1.374        593,212
                                                                                           1.214      1,324,942
                                                                                           1.277      2,165,806
                                                                                           1.030      2,543,891
                                                                                           0.825      2,542,493
                                                                                           1.365      2,902,980
 MIST Invesco Small Cap Growth Subaccount (Class A) (4/06)................................ 2.023        243,731
                                                                                           1.458        313,000
                                                                                           1.246        413,613
                                                                                           1.274        439,196
                                                                                           1.020        447,324
                                                                                           0.770        453,543
                                                                                           1.271        412,986
                                                                                           1.156         42,549
 MIST JPMorgan Small Cap Value Subaccount (Class A) (4/06)................................ 1.787        164,684
                                                                                           1.359        251,925
                                                                                           1.190        244,607
                                                                                           1.342        227,814
                                                                                           1.137        296,210
                                                                                           0.892        295,825
                                                                                           1.209        414,030
                                                                                           1.237        177,946
 MIST Legg Mason Partners Managed Assets Subaccount (Class A) (4/06)...................... 0.855             --
                                                                                           0.863         95,001
                                                                                           1.170         97,670
                                                                                           1.114          6,594
 MIST Legg Mason Value Equity Subaccount (Class B) (4/08)................................. 0.714             --
                                                                                           0.671        100,168
                                                                                           0.634         84,804
                                                                                           0.465          1,895
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06).............................. 1.824        284,445

                                   MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                          UNIT      UNIT     NUMBER OF
                                                                                         VALUE      VALUE      UNITS
                                                                                           AT        AT     OUTSTANDING
                                                                                       BEGINNING   END OF       AT
PORTFOLIO NAME                                                                  YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                               2012   1.529       1.708        376,922
                                                                               2011   1.477       1.529        725,588
                                                                               2010   1.322       1.477      1,229,116
                                                                               2009   0.977       1.322      1,850,341
                                                                               2008   1.213       0.977      1,591,966
                                                                               2007   1.150       1.213      1,698,046
                                                                               2006   1.095       1.150        960,420
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)................ 2009   0.761       0.724             10
                                                                               2008   1.344       0.761     11,542,998
                                                                               2007   1.216       1.344     14,814,033
                                                                               2006   1.229       1.216     18,754,656
 MIST Met/Templeton Growth Subaccount (Class E) (5/11)........................ 2013   2.338       2.485             --
                                                                               2012   1.936       2.338      3,179,438
                                                                               2011   2.348       1.936      5,573,159
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)................. 2013   1.006       1.286      2,321,706
                                                                               2012   0.873       1.006      2,897,181
                                                                               2011   1.019       0.873      4,319,390
 MIST MFS(Reg. TM) Emerging Markets Equity Subaccount (Class A) (4/08)........ 2013   1.211       1.138        491,231
                                                                               2012   1.030       1.211        680,371
                                                                               2011   1.279       1.030        581,905
                                                                               2010   1.045       1.279        566,598
                                                                               2009   0.626       1.045        307,727
                                                                               2008   1.360       0.626         31,746
 MIST MFS(Reg. TM) Research International Subaccount (Class B) (4/08)......... 2013   1.488       1.751         69,272
                                                                               2012   1.291       1.488         89,095
                                                                               2011   1.465       1.291        114,477
                                                                               2010   1.333       1.465        103,122
                                                                               2009   1.026       1.333        141,840
                                                                               2008   1.756       1.026         47,470
 MIST MLA Mid Cap Subaccount (Class A) (4/07)................................. 2013   2.552       2.768             --
                                                                               2012   2.448       2.552        689,634
                                                                               2011   2.614       2.448      1,472,819
                                                                               2010   2.149       2.614      1,924,745
                                                                               2009   1.587       2.149      2,052,042
                                                                               2008   1.144       1.587      2,394,589
                                                                               2007   1.288       1.144        126,016
 MIST Oppenheimer Capital Appreciation Subaccount (Class A) (4/08)............ 2012   0.850       0.956             --
                                                                               2011   0.870       0.850         81,542
                                                                               2010   0.803       0.870         89,939
                                                                               2009   0.565       0.803         82,364
                                                                               2008   1.007       0.565         54,556
 MIST Oppenheimer Global Equity Subaccount (Class B) (4/08)................... 2013   2.049       2.570             --
                                                                               2012   1.713       2.049        177,899
                                                                               2011   1.894       1.713        163,854
                                                                               2010   1.656       1.894        123,395
                                                                               2009   1.200       1.656         98,593
                                                                               2008   1.936       1.200         22,833
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13)................... 2013   1.015       1.165      6,757,419
 MIST PIMCO Inflation Protected Bond Subaccount (Class A) (4/07) *............ 2013   1.453       1.306        947,291
                                                                               2012   1.347       1.453      1,909,607
                                                                               2011   1.224       1.347      1,999,399
                                                                               2010   1.148       1.224      1,244,923
                                                                               2009   0.983       1.148      1,375,849
                                                                               2008   1.066       0.983        833,102
                                                                               2007   1.005       1.066        393,318
 MIST PIMCO Total Return Subaccount (Class B) (5/09).......................... 2013   1.903       1.843      2,866,776
                                                                               2012   1.765       1.903      4,238,065
                                                                               2011   1.733       1.765      6,434,557
                                                                               2010   1.623       1.733      9,909,314
                                                                               2009   1.453       1.623     11,426,387
 MIST Pioneer Fund Subaccount (Class A) (4/06)................................ 2013   1.585       2.082          6,031

                                MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                          2012   1.452       1.585         50,362
                                                                          2011   1.541       1.452        192,178
                                                                          2010   1.344       1.541        346,278
                                                                          2009   1.099       1.344        369,786
                                                                          2008   1.657       1.099        354,503
                                                                          2007   1.599       1.657        324,106
                                                                          2006   1.484       1.599        377,143
 MIST Pioneer Mid-Cap Value Subaccount (Class A) (4/06).................. 2007   1.179       1.303             --
                                                                          2006   1.118       1.179         28,017
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)............... 2013   2.476       2.482        862,344
                                                                          2012   2.247       2.476      1,040,037
                                                                          2011   2.197       2.247      1,537,711
                                                                          2010   1.984       2.197      2,566,007
                                                                          2009   1.510       1.984      3,222,141
                                                                          2008   1.714       1.510      3,288,656
                                                                          2007   1.629       1.714      3,300,196
                                                                          2006   1.569       1.629      3,363,666
 MIST RCM Technology Subaccount (Class B) (5/11)......................... 2013   0.493       0.515             --
                                                                          2012   0.445       0.493      1,218,350
                                                                          2011   0.550       0.445      1,315,845
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *........ 2013   1.033       1.364      4,628,960
                                                                          2012   0.887       1.033      5,887,235
                                                                          2011   0.936       0.887     10,810,815
                                                                          2010   0.811       0.936     19,851,521
                                                                          2009   0.694       0.811     24,012,047
                                                                          2008   1.104       0.694     29,123,216
                                                                          2007   1.078       1.104     36,350,314
                                                                          2006   1.001       1.078     40,266,815
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *........ 2013   1.833       2.397      1,702,219
                                                                          2012   1.574       1.833      2,209,731
                                                                          2011   1.752       1.574      3,770,904
                                                                          2010   1.481       1.752      5,509,443
                                                                          2009   1.186       1.481      6,406,176
                                                                          2008   1.712       1.186      7,570,132
                                                                          2007   1.789       1.712      9,093,181
                                                                          2006   1.751       1.789      1,727,327
Metropolitan Series Fund
 MSF BlackRock Bond Income Subaccount (Class A) (4/06)................... 2013   1.850       1.812        879,988
                                                                          2012   1.743       1.850      1,519,095
                                                                          2011   1.657       1.743      2,500,569
                                                                          2010   1.549       1.657      3,555,138
                                                                          2009   1.434       1.549      4,443,106
                                                                          2008   1.504       1.434      4,637,374
                                                                          2007   1.434       1.504      5,058,358
                                                                          2006   1.377       1.434      5,969,967
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09).......... 2013   1.554       2.058      2,319,449
                                                                          2012   1.376       1.554      3,437,350
                                                                          2011   1.531       1.376      7,570,122
                                                                          2010   1.295       1.531     13,491,637
                                                                          2009   1.026       1.295     17,493,502
 MSF BlackRock Capital Appreciation Subaccount (Class B) (4/08).......... 2009   2.027       2.110             --
                                                                          2008   3.130       2.027         45,044
 MSF BlackRock Diversified Subaccount (Class A) (5/09)................... 2013   1.241       1.477        285,103
                                                                          2012   1.119       1.241        230,653
                                                                          2011   1.092       1.119        192,755
                                                                          2010   1.009       1.092        124,909
                                                                          2009   0.868       1.009         98,357
 MSF BlackRock Large Cap Value Subaccount (Class B) (4/08)............... 2013   1.262       1.641         89,705
                                                                          2012   1.122       1.262        126,205
                                                                          2011   1.114       1.122        221,368
                                                                          2010   1.036       1.114        139,993
                                                                          2009   0.945       1.036         61,728
                                                                          2008   1.384       0.945         75,627
 MSF BlackRock Money Market Subaccount (Class E) (5/10).................. 2013   1.167       1.152      6,791,316

                                     MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                               UNIT      UNIT     NUMBER OF
                                                                                              VALUE      VALUE      UNITS
                                                                                                AT        AT     OUTSTANDING
                                                                                            BEGINNING   END OF       AT
PORTFOLIO NAME                                                                       YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                    2012   1.183       1.167      9,383,762
                                                                                    2011   1.198       1.183     21,398,194
                                                                                    2010   1.209       1.198     33,699,027
 MSF Davis Venture Value Subaccount (Class A) (4/08)............................... 2013   1.158       1.529      1,172,881
                                                                                    2012   1.040       1.158      1,562,294
                                                                                    2011   1.098       1.040      3,626,884
                                                                                    2010   0.993       1.098      5,368,233
                                                                                    2009   0.762       0.993      6,327,133
                                                                                    2008   1.232       0.762      7,242,930
 MSF FI Large Cap Subaccount (Class A) (4/06)...................................... 2009   0.956       0.999             10
                                                                                    2008   1.756       0.956     12,999,765
                                                                                    2007   1.711       1.756     15,292,046
                                                                                    2006   1.685       1.711     19,928,589
 MSF FI Value Leaders Subaccount (Class D) (4/06).................................. 2013   1.835       2.022             --
                                                                                    2012   1.607       1.835      2,071,583
                                                                                    2011   1.737       1.607      2,765,167
                                                                                    2010   1.537       1.737      4,791,217
                                                                                    2009   1.280       1.537      5,467,523
                                                                                    2008   2.126       1.280      5,877,625
                                                                                    2007   2.069       2.126      6,602,563
                                                                                    2006   2.013       2.069      8,131,076
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 2013   0.693       0.908      3,533,163
                                                                                    2012   0.634       0.693      4,539,462
                                                                                    2011   0.663       0.634      8,084,131
                                                                                    2010   0.583       0.663     12,172,827
                                                                                    2009   0.396       0.583     13,770,208
                                                                                    2008   0.739       0.396     17,292,919
                                                                                    2007   0.622       0.739     21,314,773
                                                                                    2006   0.635       0.622     26,974,032
 MSF Jennison Growth Subaccount (Class A) (4/12)................................... 2013   0.920       1.244        577,375
                                                                                    2012   0.950       0.920        641,870
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 2012   0.844       0.962          8,232
                                                                                    2011   0.853       0.844        966,333
                                                                                    2010   0.776       0.853      1,064,480
                                                                                    2009   0.564       0.776      1,311,531
                                                                                    2008   0.849       0.564      1,204,437
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.942       1.022             --
                                                                                    2010   0.825       0.942      4,893,604
                                                                                    2009   0.636       0.825      5,061,384
                                                                                    2008   1.081       0.636      5,537,308
                                                                                    2007   1.061       1.081      4,221,614
                                                                                    2006   1.000       1.061      1,958,944
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.305       1.343      2,183,656
                                                                                    2012   1.211       1.305      3,205,012
                                                                                    2011   1.188       1.211      2,990,464
                                                                                    2010   1.093       1.188      3,678,320
                                                                                    2009   0.919       1.093      3,051,789
                                                                                    2008   1.088       0.919      2,133,622
                                                                                    2007   1.044       1.088      1,162,306
                                                                                    2006   1.000       1.044        383,115
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.239       1.357      1,793,497
                                                                                    2012   1.126       1.239      2,347,220
                                                                                    2011   1.129       1.126      2,667,434
                                                                                    2010   1.026       1.129      2,874,192
                                                                                    2009   0.840       1.026      2,872,537
                                                                                    2008   1.086       0.840      2,776,858
                                                                                    2007   1.049       1.086      2,291,363
                                                                                    2006   1.000       1.049        883,128
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.162       1.353     16,001,032
                                                                                    2012   1.039       1.162     15,254,988
                                                                                    2011   1.068       1.039     15,109,022
                                                                                    2010   0.956       1.068     17,557,990
                                                                                    2009   0.765       0.956     15,625,705
                                                                                    2008   1.086       0.765     15,069,930
                                                                                    2007   1.055       1.086     11,330,342
                                                                                    2006   1.000       1.055      3,589,386

                                     MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                              UNIT      UNIT     NUMBER OF
                                                                                             VALUE      VALUE      UNITS
                                                                                               AT        AT     OUTSTANDING
                                                                                           BEGINNING   END OF       AT
PORTFOLIO NAME                                                                      YEAR    OF YEAR     YEAR    END OF YEAR
---------------------------------------------------------------------------------- ------ ----------- -------- ------------
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)........ 2013   1.086       1.332     10,628,301
                                                                                   2012   0.953       1.086     10,579,837
                                                                                   2011   1.004       0.953     11,809,727
                                                                                   2010   0.886       1.004     13,650,455
                                                                                   2009   0.696       0.886     13,663,307
                                                                                   2008   1.086       0.696     11,733,669
                                                                                   2007   1.060       1.086      9,455,372
                                                                                   2006   1.000       1.060      5,640,976
 MSF MetLife Stock Index Subaccount (Class A) (5/09) *............................ 2013   1.205       1.571      4,028,904
                                                                                   2012   1.055       1.205      5,708,323
                                                                                   2011   1.049       1.055      9,016,727
                                                                                   2010   0.926       1.049     14,424,993
                                                                                   2009   0.750       0.926      8,207,661
 MSF MFS(Reg. TM) Total Return Subaccount (Class F) (4/06)........................ 2013   2.410       2.825      3,145,105
                                                                                   2012   2.192       2.410      3,997,834
                                                                                   2011   2.173       2.192      6,398,691
                                                                                   2010   2.004       2.173     10,017,498
                                                                                   2009   1.715       2.004     11,933,566
                                                                                   2008   2.236       1.715     14,963,634
                                                                                   2007   2.175       2.236     19,448,863
                                                                                   2006   2.031       2.175     23,285,509
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)............................... 2013   1.503       2.014      2,605,214
                                                                                   2012   1.306       1.503      1,144,577
                                                                                   2011   1.312       1.306      2,112,750
                                                                                   2010   1.193       1.312      3,278,631
                                                                                   2009   1.000       1.193      3,622,554
                                                                                   2008   1.501       1.000      3,456,678
                                                                                   2007   1.413       1.501      2,763,653
                                                                                   2006   1.276       1.413      1,979,896
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)......................... 2013   2.787       3.488        398,184
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)................... 2013   1.226       1.679      1,702,634
                                                                                   2012   1.047       1.226      1,940,003
                                                                                   2011   1.075       1.047      2,542,898
                                                                                   2010   0.933       1.075      3,295,036
                                                                                   2009   0.661       0.933      3,778,580
                                                                                   2008   1.154       0.661      3,936,973
                                                                                   2007   1.071       1.154      4,188,672
                                                                                   2006   0.998       1.071      4,045,842
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)................... 2013   1.618       2.303      2,270,869
                                                                                   2012   1.415       1.618      3,022,901
                                                                                   2011   1.413       1.415      5,375,658
                                                                                   2010   1.063       1.413      7,816,583
                                                                                   2009   0.777       1.063      8,473,760
                                                                                   2008   1.179       0.777      9,639,789
 MSF Western Asset Management High Yield Bond Subaccount (Class A) (4/06)......... 2007   1.118       1.161             --
                                                                                   2006   1.050       1.118        143,329
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *....... 2013   1.268       1.244      2,135,006
                                                                                   2012   1.241       1.268      2,705,000
                                                                                   2011   1.190       1.241      4,375,374
                                                                                   2010   1.137       1.190      6,050,925
                                                                                   2009   1.103       1.137      6,823,795
                                                                                   2008   1.119       1.103      7,512,059
                                                                                   2007   1.085       1.119      8,563,783
                                                                                   2006   1.046       1.085     10,319,724
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)................... 2006   1.122       1.186             --
                                                                                   2005   1.075       1.122      2,995,331
PIMCO Variable Insurance Trust
 PIMCO VIT Real Return Subaccount (Administrative Class) (6/05)................... 2007   0.980       1.001             --
                                                                                   2006   0.986       0.980        109,257
                                                                                   2005   1.000       0.986         19,599
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).................. 2009   1.401       1.449              8
                                                                                   2008   1.355       1.401     10,784,531
                                                                                   2007   1.262       1.355      9,605,873
                                                                                   2006   1.231       1.262     10,313,946
                                                                                   2005   1.218       1.231     10,959,074

                                                                                             UNIT        UNIT     NUMBER OF
                                                                                                VALUE      VALUE        UNITS
                                                                                                  AT        AT       OUTSTANDING
MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)                                             BEGINNING   END OF         AT
PORTFOLIO NAME                                                                         YEAR    OF YEAR     YEAR      END OF YEAR
------------------------------------------------------------------------------------- ------ ----------- -------- ----------------
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01).............................. 2007   1.978       2.115              --
                                                                                      2006   1.709       1.978       8,877,921
                                                                                      2005   1.617       1.709       9,127,513
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)................................ 2006   1.153       1.229              --
                                                                                      2005   1.074       1.153       23,814,110
 Travelers Convertible Securities Subaccount (5/04).................................. 2006   1.027       1.095              --
                                                                                      2005   1.036       1.027         304,578
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)............................... 2006   2.383       2.605              --
                                                                                      2005   2.147       2.383       3,951,037
 Travelers Equity Income Subaccount (10/96).......................................... 2006   1.914       2.013              --
                                                                                      2005   1.856       1.914       10,972,268
 Travelers Federated High Yield Subaccount (11/96)................................... 2006   1.540       1.581              --
                                                                                      2005   1.522       1.540       2,050,790
 Travelers Large Cap Subaccount (9/96)............................................... 2006   1.633       1.685              --
                                                                                      2005   1.522       1.633       13,723,565
 Travelers Managed Allocation Series: Aggressive Subaccount (7/05)................... 2006   1.054       1.122              --
                                                                                      2005   1.000       1.054          81,093
 Travelers Managed Allocation Series: Conservative Subaccount (5/05)................. 2006   1.020       1.024              --
                                                                                      2005   1.000       1.020           4,644
 Travelers Managed Allocation Series: Moderate Subaccount (6/05)..................... 2006   1.045       1.084              --
                                                                                      2005   1.000       1.045         145,433
 Travelers Managed Allocation Series: Moderate-Aggressive Subaccount (5/05).......... 2006   1.068       1.115              --
                                                                                      2005   1.000       1.068         514,701
 Travelers Managed Allocation Series: Moderate-Conservative Subaccount (6/05)........ 2006   1.027       1.048              --
                                                                                      2005   1.000       1.027           1,991
 Travelers Mercury Large Cap Core Subaccount (6/98).................................. 2006   1.001       1.063              --
                                                                                      2005   0.905       1.001       2,421,732
 Travelers MFS(Reg. TM) Mid Cap Growth Subaccount (6/01)............................. 2006   0.600       0.635              --
                                                                                      2005   0.590       0.600       33,812,297
 Travelers MFS(Reg. TM) Total Return Subaccount (8/96)............................... 2006   1.965       2.031              --
                                                                                      2005   1.934       1.965       28,235,691
 Travelers MFS(Reg. TM) Value Subaccount (5/04)...................................... 2006   1.180       1.276              --
                                                                                      2005   1.123       1.180         864,629
 Travelers Mondrian International Stock Subaccount (9/96)............................ 2006   1.321       1.519              --
                                                                                      2005   1.222       1.321       13,209,353
 Travelers Pioneer Fund Subaccount (5/03)............................................ 2006   1.397       1.484              --
                                                                                      2005   1.336       1.397         148,629
 Travelers Pioneer Mid Cap Value Subaccount (5/05)................................... 2006   1.061       1.118              --
                                                                                      2005   1.000       1.061           5,766
 Travelers Pioneer Strategic Income Subaccount (9/96)................................ 2006   1.552       1.569              --
                                                                                      2005   1.517       1.552       3,067,805
 Travelers Quality Bond Subaccount (7/97)............................................ 2006   1.389       1.377              --
                                                                                      2005   1.384       1.389       7,481,341
 Travelers Strategic Equity Subaccount (9/96)........................................ 2006   1.620       1.692              --
                                                                                      2005   1.609       1.620       10,796,465
 Travelers Style Focus Series: Small Cap Growth Subaccount (9/05).................... 2006   1.008       1.162              --
                                                                                      2005   1.000       1.008           8,832
 Travelers Style Focus Series: Small Cap Value Subaccount (9/05)..................... 2006   1.009       1.158              --
                                                                                      2005   1.000       1.009             341
 Travelers U.S. Government Securities Subaccount (5/04).............................. 2006   1.084       1.046              --
                                                                                      2005   1.053       1.084       13,518,079
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03).................................. 2009   1.044       1.014                (2)

    MRP -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                            UNIT      UNIT     NUMBER OF
                           VALUE      VALUE      UNITS
                             AT        AT     OUTSTANDING
                         BEGINNING   END OF       AT
PORTFOLIO NAME    YEAR    OF YEAR     YEAR    END OF YEAR
---------------- ------ ----------- -------- ------------
                 2008   1.648       1.044    2,073,591
                 2007   1.709       1.648    2,363,002
                 2006   1.492       1.709    2,280,050
                 2005   1.452       1.492    2,172,690

------------
* We are currently waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table - Annual Separate Account Charges" for more information.


The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2013.


Number of Units Outstanding at the end of the year may include units for Contracts in payout phase.


Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2013 are displayed below. Please see Appendix B for more information on Variable Funding Option mergers, substitutions and other changes.


Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Mid Cap Value Portfolio merged into the Met Investors Series Trust-Pioneer Mid Cap Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc-MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Managed Allocation
Series: Moderate-Conservative Portfolio merged into Metropolitan Series Fund, Inc-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06,The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06,The Travelers Series Trust-Managed Allocation
Series: Moderate-Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06,The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.


Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Metropolitan Series Fund, Inc.-Legg Mason Partners Managed Assets Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc-Western Asset Management High Yield Bond Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Style Focus Series-Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Disciplined Mid-Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust - Met/AIM Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust - MFS(Reg. TM) Value Portfolio merged into Met Investors Series Trust - MFS(Reg. TM) Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Strategic Income Portfolio-Class A merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(Reg. TM) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap
Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(Reg. TM) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(Reg. TM) Total Return Portfolio-Class F and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Manager U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06 Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund/VA-Service Shares was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06 Franklin Templeton Variable Insurance Products Trust - Mutual Shares Securities Fund-Class 2 Shares was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, AllianceBernstein Variable Products Series Fund, Inc-AllianceBernstein Large Cap Growth Portfolio-Class B was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06 Janus Aspen Series-Janus Aspen Series Growth and Income Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust-Delaware VIP REIT Series Standard Class was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio-Class A and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc.-Lazard Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios I, Inc.-Legg Mason Partners Variable All Cap Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Fundamental Value Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios V-Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios I, Inc.-Legg Mason Partners Variable Total Return Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Capital and Income Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Lord Abbett Series Fund, Inc.-Lord Abbett Growth and Income Portfolio was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Lord Abbett Series Fund, Inc.-Lord Abbett Mid-Cap Value Portfolio was replaced by Met Investors Series Trust-Lord Abbett Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Met Investors Series Trust-BlackRock Large-Cap Core Portfolio - Class A was exchanged for Met Investors Series Trust-BlackRock Large-Cap Core Portfolio - Class E and is no longer available as a funding option.

Effective on or about 04/30/2007, Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Lazard Mid-Cap Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Metropolitan Series Funds, Inc.-Western Asset Management High Yield Bond Portfolio was replaced by Met Investors Series Trust-BlackRock High Yield Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, PIMCO Variable Insurance Trust-Real Return Portfolio was replaced by Met Investors Series Trust-PIMCO Inflation Protected Bond Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Putnam Variable Trust-Putnam VT Small Cap Value Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Dreyfus Variable Investment Fund-Developing Leaders Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Dreyfus Variable Investment Fund-Appreciation Portfolio was replaced by Metropolitan Series Fund, Inc.-Davis Venture Value Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio merged into Met Investors Series Trust-Lazard Mid Cap Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Met Investors Series Trust-Lazard Mid Cap Portfolio-Class B was exchanged into Met Investors Series Trust-Lazard Mid Cap Portfolio-Class A.

Effective on or about 4/28/2008, Met Investors Series Trust-MFS(Reg. TM) Value Portfolio was reorganized into Metropolitan Series Fund, Inc.-MFS(Reg. TM) Value Portfolio.

Effective on or about 4/28/2008, Van Kampen Life Investment Trust-Van Kampen Life Investment Trust Strategic Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-Jennison Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Equity Index Portfolio was replaced by Metropolitan Series Fund, Inc.-MetLife Stock Index Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, PIMCO Variable Insurance Trust-Total Return Portfolio was replaced by Met Investors Series Trust- PIMCO Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Van Kampen Life Investment Trust-Comstock Portfolio was replaced by Met Investors Series Trust-Van Kampen Comstock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Metropolitan Series Fund, Inc.-FI Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Diversified Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Met Investors Series Trust-Met/AIM Capital Appreciation Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio - Class B was exchanged for Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio - Class A and is no longer available as a funding option.

Effective on or about 04/30/2010, Janus Aspen Series-Janus Aspen Global Life Sciences Portfolio liquidated its assets and is no longer available as a funding option.

Effective on or about 05/03/2010, Legg Mason Partners Equity Trust-Legg Mason Partners S&P 500 Index Fund - Class A was replaced by Metropolitan Series Fund, Inc.-MetLife Stock Index Portfolio - Class A and is no longer available as a funding option.

Effective on or about 05/03/2010, Legg Mason Partners Variable Income Trust-Legg Mason Partners Variable Money Market Portfolio was replaced by Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio - Class E and is no longer available as a funding option.

Effective on or about 05/2/2011, Janus Aspen Series - Global Technology Portfolio - Service Shares was replaced by Met Investors Series Trust-RCM Technology Portfolio - Class B and is no longer available as a funding option.

Effective on or about 05/2/2011, Templeton Growth Fund, Inc.-Templeton Growth Fund, Inc. Portfolio - Class A was replaced by Met Investors Series Trust-Met/Templeton Growth Portfolio - Class E and is no longer available as a funding option.

Effective on or about 05/2/2011, Met Investors Series Trust-Legg Mason Value Equity Portfolio - Class B was merged into Met Investors Series Trust-Legg Mason ClearBridge Aggressive Growth Portfolio - Class B and is no longer available as a funding option.

Effective on or about 05/2/2011, Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio - Class B was merged into Met Investors Series Trust-MetLife Aggressive Strategy Portfolio - Class B and is no longer available as a funding option.

Effective on or about 04/29/2011, Legg Mason Partners Variable Income Trust-Legg Mason Western Asset Variable Adjustable Rate Income Portfolio liquidated its assets and is no longer available as a funding option.


Effective on or about 04/30/2012, Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio was merged into Metropolitan Series Fund-Jennison Growth Portfolio and is no longer available as a funding option.


Effective on or about 04/30/2012, Metropolitan Series Fund, Inc.-Jennison Growth Portfolio - Class B was exchanged for Metropolitan Series Fund-Jennison Growth Portfolio - Class A and is no longer available as a funding option.


Effective on or about 04/29/2013, Met Investors Series Trust-RCM Technology Portfolio was merged into Metropolitan Series Fund-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Met Investors Series Trust-MLA Mid Cap Portfolio was merged into Metropolitan Series Fund-Neuberger Berman Genesis Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Metropolitan Series Fund-FI Value Leaders Portfolio - Class D was merged into Metropolitan Series Fund-MFS(Reg. TM) Value Portfolio - Class A and is no longer available as a funding option.

Effective on or about 04/29/2013, Met Investors Series Trust-Met/Templeton Growth Portfolio was merged into Met Investors Series Trust-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Metropolitan Series Fund-Oppenheimer Global Equity Portfolio - Class B was merged into Met Investors Series
Trust-Oppenheimer Global Equity Portfolio - Class E and is no longer available as a funding option.

                       CONDENSED FINANCIAL INFORMATION --
                                      UGVA
--------------------------------------------------------------------------------
The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.



                                      UGVA -- SEPARATE ACCOUNT CHARGES 1.00%
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
Dreyfus A Bonds Plus, Inc. (9/96)........................................ 2006   1.500       1.500            --
                                                                          2005   1.485       1.500            --
Smith Barney Aggressive Growth Subaccount Inc. (Class A) (10/96)......... 2006   3.005       3.005            --
                                                                          2005   3.005       3.005            --
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01)........... 2008   0.905       0.865            --
                                                                          2007   0.784       0.905       123,946
                                                                          2006   0.771       0.784       120,652
                                                                          2005   0.724       0.771       105,805
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)......... 2006   1.118       1.171            --
                                                                          2005   1.079       1.118     3,780,258
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01).......... 2006   0.893       0.878            --
                                                                          2005   0.785       0.893       131,366
American Funds Insurance Series(Reg. TM)
 American Funds Global Growth Subaccount (Class 2) (5/04)................ 2013   1.764       2.256         2,916
                                                                          2012   1.454       1.764         3,108
                                                                          2011   1.612       1.454       123,782
                                                                          2010   1.457       1.612       567,860
                                                                          2009   1.034       1.457       552,897
                                                                          2008   1.695       1.034       511,218
                                                                          2007   1.491       1.695       598,350
                                                                          2006   1.250       1.491       467,232
                                                                          2005   1.107       1.250       159,813
 American Funds Growth Subaccount (Class 2) (5/04)....................... 2013   1.514       1.950         1,924
                                                                          2012   1.297       1.514         2,475
                                                                          2011   1.369       1.297       360,164
                                                                          2010   1.165       1.369     1,265,051
                                                                          2009   0.844       1.165     1,391,413
                                                                          2008   1.521       0.844     1,338,665
                                                                          2007   1.368       1.521     1,609,831
                                                                          2006   1.253       1.368     1,290,110
                                                                          2005   1.090       1.253       666,910
 American Funds Growth-Income Subaccount (Class 2) (5/04)................ 2013   1.340       1.771         2,677
                                                                          2012   1.152       1.340         2,677
                                                                          2011   1.185       1.152        93,482
                                                                          2010   1.074       1.185       807,230
                                                                          2009   0.827       1.074       886,245
                                                                          2008   1.344       0.827       779,720
                                                                          2007   1.292       1.344       768,037
                                                                          2006   1.133       1.292       649,045
                                                                          2005   1.081       1.133       295,088
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)........................................ 2006   2.427       2.406            --
                                                                          2005   2.074       2.427     1,985,786
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03).................... 2006   1.750       2.298            --
                                                                          2005   1.649       1.750       225,503
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)............. 2008   1.330       1.276            --
                                                                          2007   1.254       1.330       751,513
                                                                          2006   1.088       1.254       744,997
                                                                          2005   1.053       1.088       958,402
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98)....... 2008   1.283       1.214            --

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                                UNIT      UNIT     NUMBER OF
                                                                                               VALUE      VALUE      UNITS
                                                                                                 AT        AT     OUTSTANDING
                                                                                             BEGINNING   END OF       AT
PORTFOLIO NAME                                                                        YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                                     2007   1.457       1.283     1,262,574
                                                                                     2006   1.419       1.457     1,963,713
                                                                                     2005   1.354       1.419     2,186,979
Fidelity(Reg. TM) Variable Insurance Products
 Fidelity VIP Contrafund(Reg. TM) Subaccount (Service Class 2) (6/01)............... 2013   1.748       2.267           167
                                                                                     2012   1.521       1.748         4,000
                                                                                     2011   1.580       1.521       112,504
                                                                                     2010   1.365       1.580       497,022
                                                                                     2009   1.018       1.365       569,582
                                                                                     2008   1.793       1.018       625,998
                                                                                     2007   1.544       1.793       934,598
                                                                                     2006   1.400       1.544       819,336
                                                                                     2005   1.212       1.400       560,332
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 2013   2.428       3.266        12,002
                                                                                     2012   2.141       2.428        12,737
                                                                                     2011   2.426       2.141       213,607
                                                                                     2010   1.906       2.426       608,961
                                                                                     2009   1.377       1.906       686,971
                                                                                     2008   2.304       1.377       803,227
                                                                                     2007   2.017       2.304     1,217,029
                                                                                     2006   1.813       2.017     1,175,440
                                                                                     2005   1.551       1.813     1,006,536
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.281       1.753           257
                                                                                     2012   1.168       1.281           964
                                                                                     2011   1.239       1.168        22,012
                                                                                     2010   0.981       1.239       122,942
                                                                                     2009   0.690       0.981       136,338
                                                                                     2008   1.212       0.690       169,325
                                                                                     2007   1.100       1.212       216,240
                                                                                     2006   1.022       1.100       215,995
                                                                                     2005   0.986       1.022       175,198
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 2006   1.467       1.720            --
                                                                                     2005   1.341       1.467       113,813
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2013   3.179       3.118         1,911
                                                                                     2012   2.837       3.179         1,911
                                                                                     2011   3.406       2.837        53,702
                                                                                     2010   2.926       3.406       277,271
                                                                                     2009   1.712       2.926       333,538
                                                                                     2008   3.657       1.712       305,432
                                                                                     2007   2.868       3.657       608,769
                                                                                     2006   2.261       2.868       474,440
                                                                                     2005   1.792       2.261       253,272
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 2013   1.541       1.876         1,779
                                                                                     2012   1.317       1.541         3,825
                                                                                     2011   1.488       1.317       104,855
                                                                                     2010   1.387       1.488       421,308
                                                                                     2009   1.022       1.387       493,035
                                                                                     2008   1.731       1.022       511,847
                                                                                     2007   1.515       1.731       688,281
                                                                                     2006   1.260       1.515       631,646
                                                                                     2005   1.155       1.260       374,098
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 2013   0.765       0.999            16
                                                                                     2012   0.660       0.765            16
                                                                                     2011   0.678       0.660       336,709
                                                                                     2010   0.546       0.678     1,027,925
                                                                                     2009   0.382       0.546     1,334,672
                                                                                     2008   0.686       0.382     1,525,443
                                                                                     2007   0.569       0.686     2,005,754
                                                                                     2006   0.508       0.569     1,840,661
                                                                                     2005   0.458       0.508     2,229,221
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................... 2006   0.846       0.906            --
                                                                                     2005   0.762       0.846       201,434
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03)...................................... 2006   1.569       1.770            --
                                                                                     2005   1.523       1.569        31,901

                                   UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                            UNIT      UNIT     NUMBER OF
                                                                                           VALUE      VALUE      UNITS
                                                                                             AT        AT     OUTSTANDING
                                                                                         BEGINNING   END OF       AT
PORTFOLIO NAME                                                                    YEAR    OF YEAR     YEAR    END OF YEAR
-------------------------------------------------------------------------------- ------ ----------- -------- ------------
Legg Mason Partners Equity Trust
 LMPET ClearBridge Small Cap Value Subaccount (Class A) (5/01).................. 2013   1.975       2.625            --
                                                                                 2012   1.730       1.975           479
                                                                                 2011   1.881       1.730        90,159
                                                                                 2010   1.521       1.881       218,311
                                                                                 2009   1.156       1.521       256,910
                                                                                 2008   1.823       1.156       309,641
                                                                                 2007   1.890       1.823       471,714
                                                                                 2006   1.714       1.890       642,333
                                                                                 2005   1.624       1.714       619,292
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................. 2013   2.441       2.422           677
                                                                                 2012   2.154       2.441           868
                                                                                 2011   2.068       2.154        52,572
                                                                                 2010   1.873       2.068       260,828
                                                                                 2009   1.415       1.873       399,177
                                                                                 2008   1.857       1.415       379,513
                                                                                 2007   1.846       1.857       699,924
                                                                                 2006   1.809       1.846       911,728
                                                                                 2005   1.795       1.809       933,988
 Templeton Growth Fund, Inc. (Class A) (8/96)................................... 2011   2.198       2.464            --
                                                                                 2010   2.064       2.198       481,496
                                                                                 2009   1.594       2.064       447,183
                                                                                 2008   2.848       1.594       575,104
                                                                                 2007   2.815       2.848     1,088,861
                                                                                 2006   2.334       2.815     1,329,621
                                                                                 2005   2.180       2.334     1,276,579
Legg Mason Partners Investment Series
 LMPIS Growth and Income Subaccount (5/01)...................................... 2007   1.123       1.177            --
                                                                                 2006   1.008       1.123       221,435
                                                                                 2005   0.981       1.008       166,525
 LMPIS Premier Selections All Cap Growth Subaccount (5/01)...................... 2007   0.984       1.050            --
                                                                                 2006   0.926       0.984       923,766
                                                                                 2005   0.880       0.926       954,538
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)...... 2013   1.305       1.910        76,389
                                                                                 2012   1.110       1.305       118,219
                                                                                 2011   1.095       1.110     1,297,456
                                                                                 2010   0.884       1.095     2,395,619
                                                                                 2009   0.664       0.884     2,521,637
                                                                                 2008   1.125       0.664     3,256,361
                                                                                 2007   1.120       1.125     7,141,988
                                                                                 2006   1.039       1.120     7,508,906
                                                                                 2005   0.940       1.039     8,477,137
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (5/01).......... 2013   0.946       1.238            50
                                                                                 2012   0.831       0.946        19,588
                                                                                 2011   0.895       0.831        96,826
                                                                                 2010   0.776       0.895       634,934
                                                                                 2009   0.606       0.776       730,232
                                                                                 2008   0.964       0.606       680,929
                                                                                 2007   1.012       0.964     1,502,896
                                                                                 2006   1.012       1.012            --
                                                                                 2005   1.012       1.012            --
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)........... 2013   1.756       2.260         5,738
                                                                                 2012   1.530       1.756        11,140
                                                                                 2011   1.506       1.530       124,525
                                                                                 2010   1.350       1.506       675,471
                                                                                 2009   1.117       1.350       877,535
                                                                                 2008   1.596       1.117       978,725
                                                                                 2007   1.487       1.596     1,246,294
                                                                                 2006   1.308       1.487     1,223,509
                                                                                 2005   1.267       1.308     1,768,235
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07).......... 2013   1.571       1.958           448

                                      UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                                 UNIT      UNIT     NUMBER OF
                                                                                                VALUE      VALUE      UNITS
                                                                                                  AT        AT     OUTSTANDING
                                                                                              BEGINNING   END OF       AT
PORTFOLIO NAME                                                                         YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                      2012   1.389       1.571           448
                                                                                      2011   1.300       1.389       168,023
                                                                                      2010   1.170       1.300       324,542
                                                                                      2009   0.962       1.170       326,302
                                                                                      2008   1.495       0.962       393,660
                                                                                      2007   1.482       1.495       667,625
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2013   1.991       2.717         5,645
                                                                                      2012   1.671       1.991         9,176
                                                                                      2011   1.699       1.671       166,260
                                                                                      2010   1.562       1.699       352,178
                                                                                      2009   1.108       1.562       440,287
                                                                                      2008   1.785       1.108       687,996
                                                                                      2007   1.712       1.785       906,220
                                                                                      2006   1.653       1.712     1,139,679
                                                                                      2005   1.587       1.653     1,164,340
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2013   1.877       2.459        12,744
                                                                                      2012   1.627       1.877        28,273
                                                                                      2011   1.566       1.627       155,986
                                                                                      2010   1.445       1.566       323,265
                                                                                      2009   1.172       1.445       339,895
                                                                                      2008   1.839       1.172       564,406
                                                                                      2007   1.788       1.839     1,277,401
                                                                                      2006   1.527       1.788     1,700,821
                                                                                      2005   1.448       1.527     1,787,678
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2013   1.728       2.515           730
                                                                                      2012   1.461       1.728         2,769
                                                                                      2011   1.456       1.461        61,326
                                                                                      2010   1.175       1.456       123,207
                                                                                      2009   0.831       1.175       188,938
                                                                                      2008   1.416       0.831       172,434
                                                                                      2007   1.369       1.416       351,395
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 2009   0.821       0.801            --
                                                                                      2008   1.327       0.821     2,121,513
                                                                                      2007   1.277       1.327     3,029,716
                                                                                      2006   1.121       1.277     3,854,937
                                                                                      2005   1.086       1.121     3,655,254
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 2013   1.425       1.675         4,855
                                                                                      2012   1.301       1.425         4,855
                                                                                      2011   1.314       1.301        75,214
                                                                                      2010   1.183       1.314       149,162
                                                                                      2009   0.973       1.183       186,256
                                                                                      2008   1.314       0.973       266,050
                                                                                      2007   1.197       1.314       311,354
                                                                                      2006   1.122       1.197       470,376
                                                                                      2005   1.086       1.122       786,605
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 2013   1.020       1.020            --
                                                                                      2012   1.020       1.020            --
                                                                                      2011   1.030       1.020            --
                                                                                      2010   0.953       1.030       219,766
                                                                                      2009   0.820       0.953        69,501
                                                                                      2008   1.050       0.820        33,363
                                                                                      2007   1.047       1.050        28,314
                                                                                      2006   1.016       1.047       129,904
                                                                                      2005   1.002       1.016        15,979
 LMPVIT Western Asset Variable Diversified Strategic Income Subaccount (8/98)........ 2011   1.543       1.577            --
                                                                                      2010   1.398       1.543        76,256
                                                                                      2009   1.183       1.398        74,499
                                                                                      2008   1.383       1.183       179,833
                                                                                      2007   1.370       1.383       391,345
                                                                                      2006   1.313       1.370       411,154
                                                                                      2005   1.293       1.313       389,636
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2013   2.407       2.533            --

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                          2012   2.055       2.407            --
                                                                          2011   2.041       2.055        87,118
                                                                          2010   1.794       2.041       238,890
                                                                          2009   1.165       1.794       249,507
                                                                          2008   1.701       1.165       291,650
                                                                          2007   1.719       1.701       455,015
                                                                          2006   1.569       1.719       588,175
                                                                          2005   1.527       1.569       500,840
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)............ 2010   1.258       1.254            --
                                                                          2009   1.268       1.258     3,733,635
                                                                          2008   1.248       1.268     5,010,250
                                                                          2007   1.202       1.248     8,132,833
                                                                          2006   1.160       1.202     8,689,221
                                                                          2005   1.140       1.160     7,578,346
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).............................. 2007   2.299       2.416            --
                                                                          2006   1.966       2.299       794,784
                                                                          2005   1.908       1.966       868,168
 LMPVPI Total Return Subaccount (Class I) (10/98)........................ 2007   1.443       1.488            --
                                                                          2006   1.295       1.443       853,851
                                                                          2005   1.266       1.295       945,608
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)....... 2007   1.302       1.392            --
                                                                          2006   1.165       1.302       350,750
                                                                          2005   1.122       1.165       302,859
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).............. 2007   1.316       1.371            --
                                                                          2006   1.134       1.316       436,700
                                                                          2005   1.109       1.134       143,621
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).................. 2007   1.385       1.530            --
                                                                          2006   1.246       1.385       383,766
                                                                          2005   1.163       1.246       281,105
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)............. 2008   2.678       2.586            --
                                                                          2007   2.551       2.678       204,350
                                                                          2006   2.668       2.551       260,791
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *................. 2013   2.072       2.255         1,416
                                                                          2012   1.790       2.072         1,416
                                                                          2011   1.762       1.790        45,570
                                                                          2010   1.531       1.762       211,372
                                                                          2009   1.050       1.531       212,297
                                                                          2008   1.397       1.050       160,421
                                                                          2007   1.373       1.397       231,289
                                                                          2006   1.298       1.373       205,886
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)............... 2007   1.159       1.218            --
                                                                          2006   1.090       1.159       328,339
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)............... 2013   1.112       1.477        17,950
                                                                          2012   0.990       1.112        17,950
                                                                          2011   0.998       0.990        58,270
                                                                          2010   0.895       0.998       371,664
                                                                          2009   0.758       0.895       341,583
                                                                          2008   1.222       0.758       334,408
                                                                          2007   1.208       1.222       370,420
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)............. 2013   1.080       1.109         9,057
                                                                          2012   0.864       1.080        16,003
                                                                          2011   0.921       0.864        88,649
                                                                          2010   0.800       0.921       449,487
                                                                          2009   0.598       0.800       441,952
                                                                          2008   1.033       0.598       440,411
                                                                          2007   1.225       1.033       717,395
                                                                          2006   1.003       1.225       719,674
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)....... 2013   3.164       4.044         9,059

                               UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                    UNIT      UNIT     NUMBER OF
                                                                                   VALUE      VALUE      UNITS
                                                                                     AT        AT     OUTSTANDING
                                                                                 BEGINNING   END OF       AT
PORTFOLIO NAME                                                            YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                         2012   2.602       3.164        11,625
                                                                         2011   2.835       2.602       162,578
                                                                         2010   2.611       2.835       898,465
                                                                         2009   1.841       2.611     1,172,476
                                                                         2008   3.199       1.841     1,484,845
                                                                         2007   2.477       3.199     2,004,200
                                                                         2006   2.406       2.477     2,433,872
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *........ 2013   1.943       2.516         4,867
                                                                         2012   1.516       1.943         4,867
                                                                         2011   1.780       1.516       161,005
                                                                         2010   1.541       1.780       787,088
                                                                         2009   1.001       1.541       943,213
                                                                         2008   1.706       1.001     1,116,496
                                                                         2007   1.738       1.706     1,749,993
                                                                         2006   1.571       1.738     2,094,764
 MIST Invesco Comstock Subaccount (Class B) (5/09)...................... 2013   1.741       2.333            --
                                                                         2012   1.483       1.741           860
                                                                         2011   1.521       1.483         8,001
                                                                         2010   1.337       1.521       168,017
                                                                         2009   1.067       1.337       159,751
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *............... 2013   1.410       1.819            --
                                                                         2012   1.242       1.410            --
                                                                         2011   1.303       1.242        52,872
                                                                         2010   1.048       1.303       285,268
                                                                         2009   0.837       1.048       268,637
                                                                         2008   1.380       0.837       335,603
                                                                         2007   1.514       1.380       523,212
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06)............ 2013   1.753       1.877            48
                                                                         2012   1.564       1.753            48
                                                                         2011   1.507       1.564       102,677
                                                                         2010   1.345       1.507       156,395
                                                                         2009   0.991       1.345       125,371
                                                                         2008   1.226       0.991       103,057
                                                                         2007   1.159       1.226       253,907
                                                                         2006   1.102       1.159       155,273
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06).......... 2009   0.771       0.735            --
                                                                         2008   1.358       0.771     1,171,229
                                                                         2007   1.226       1.358     2,271,601
                                                                         2006   1.236       1.226     2,857,200
 MIST Met/Templeton Growth Subaccount (Class E) (5/11).................. 2013   2.468       2.626            --
                                                                         2012   2.038       2.468         5,044
                                                                         2011   2.466       2.038       164,852
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)........... 2013   1.026       1.316           138
                                                                         2012   0.888       1.026           138
                                                                         2011   1.034       0.888        67,247
 MIST MLA Mid Cap Subaccount (Class A) (4/08)........................... 2013   2.666       2.896            --
                                                                         2012   2.551       2.666            --
                                                                         2011   2.716       2.551        54,649
                                                                         2010   2.226       2.716       113,304
                                                                         2009   1.639       2.226       118,017
                                                                         2008   2.581       1.639       151,960
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13)............. 2013   1.015       1.167         4,082
 MIST PIMCO Total Return Subaccount (Class B) (5/09).................... 2013   1.971       1.914         5,418
                                                                         2012   1.822       1.971        21,626
                                                                         2011   1.784       1.822       127,586
                                                                         2010   1.666       1.784       973,461
                                                                         2009   1.489       1.666     1,200,948
 MIST Pioneer Fund Subaccount (Class A) (4/06).......................... 2013   1.632       2.150            --
                                                                         2012   1.491       1.632            --
                                                                         2011   1.577       1.491        27,203
                                                                         2010   1.371       1.577        86,275
                                                                         2009   1.118       1.371        76,582
                                                                         2008   1.681       1.118        69,570
                                                                         2007   1.617       1.681        61,072
                                                                         2006   1.497       1.617        40,966

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                      UNIT      UNIT     NUMBER OF
                                                                                     VALUE      VALUE      UNITS
                                                                                       AT        AT     OUTSTANDING
                                                                                   BEGINNING   END OF       AT
PORTFOLIO NAME                                                              YEAR    OF YEAR     YEAR    END OF YEAR
-------------------------------------------------------------------------- ------ ----------- -------- ------------
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)................ 2013   2.613       2.627            --
                                                                           2012   2.365       2.613            --
                                                                           2011   2.305       2.365        52,475
                                                                           2010   2.075       2.305       234,471
                                                                           2009   1.575       2.075       257,992
                                                                           2008   1.782       1.575       244,000
                                                                           2007   1.688       1.782       335,244
                                                                           2006   1.623       1.688       272,422
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *......... 2013   1.054       1.396        11,845
                                                                           2012   0.902       1.054        19,919
                                                                           2011   0.950       0.902       755,755
                                                                           2010   0.820       0.950     1,758,959
                                                                           2009   0.699       0.820     1,787,154
                                                                           2008   1.109       0.699     1,842,942
                                                                           2007   1.080       1.109     4,435,724
                                                                           2006   1.001       1.080     4,283,424
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *......... 2013   1.887       2.475         5,209
                                                                           2012   1.616       1.887         9,111
                                                                           2011   1.793       1.616       209,819
                                                                           2010   1.510       1.793       372,066
                                                                           2009   1.207       1.510       392,236
                                                                           2008   1.737       1.207       475,138
                                                                           2007   1.809       1.737       724,701
                                                                           2006   1.770       1.809        77,520
MetLife Investment Funds, Inc.
 MetLife Investment Diversified Bond Subaccount (Class I) (9/00).......... 2007   1.350       1.397            --
                                                                           2006   1.307       1.350       713,666
                                                                           2005   1.294       1.307     1,241,377
 MetLife Investment International Stock Subaccount (Class I) (7/00)....... 2007   1.165       1.253            --
                                                                           2006   0.930       1.165       832,495
                                                                           2005   0.819       0.930       707,055
 MetLife Investment Large Company Stock Subaccount (Class I) (7/01)....... 2007   1.152       1.206            --
                                                                           2006   1.034       1.152       528,397
                                                                           2005   0.979       1.034       727,228
 MetLife Investment Small Company Stock Subaccount (Class I) (9/00)....... 2007   1.361       1.362            --
                                                                           2006   1.209       1.361       508,789
                                                                           2005   1.138       1.209       681,640
Metropolitan Series Fund
 MSF Barclays Aggregate Bond Index Subaccount (Class A) (11/07) *......... 2013   1.778       1.719         2,427
                                                                           2012   1.728       1.778         6,860
                                                                           2011   1.624       1.728       334,518
                                                                           2010   1.547       1.624       378,733
                                                                           2009   1.485       1.547       383,663
                                                                           2008   1.416       1.485       500,625
                                                                           2007   1.395       1.416       691,127
 MSF BlackRock Bond Income Subaccount (Class A) (4/06).................... 2013   1.944       1.910         4,122
                                                                           2012   1.826       1.944         4,122
                                                                           2011   1.730       1.826       137,278
                                                                           2010   1.613       1.730       229,392
                                                                           2009   1.489       1.613       179,956
                                                                           2008   1.557       1.489       239,978
                                                                           2007   1.479       1.557       425,915
                                                                           2006   1.418       1.479       514,510
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09)........... 2013   1.640       2.179        38,695
                                                                           2012   1.448       1.640        53,668
                                                                           2011   1.606       1.448       409,389
                                                                           2010   1.354       1.606     1,671,992
                                                                           2009   1.071       1.354     1,747,869
 MSF BlackRock Money Market Subaccount (Class E) (5/10)................... 2013   1.221       1.209        88,952
                                                                           2012   1.234       1.221       110,369
                                                                           2011   1.246       1.234     2,490,530
                                                                           2010   1.254       1.246     4,182,348
 MSF Davis Venture Value Subaccount (Class A) (4/08)...................... 2013   1.212       1.604        10,790

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                               UNIT      UNIT     NUMBER OF
                                                                                              VALUE      VALUE      UNITS
                                                                                                AT        AT     OUTSTANDING
                                                                                            BEGINNING   END OF       AT
PORTFOLIO NAME                                                                       YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                    2012   1.084       1.212        12,278
                                                                                    2011   1.141       1.084       119,655
                                                                                    2010   1.029       1.141       427,677
                                                                                    2009   0.788       1.029       388,101
                                                                                    2008   1.271       0.788       371,084
 MSF FI Large Cap Subaccount (Class A) (4/06)...................................... 2009   0.997       1.043            --
                                                                                    2008   1.825       0.997     1,073,253
                                                                                    2007   1.774       1.825     2,033,697
                                                                                    2006   1.743       1.774     2,212,688
 MSF FI Value Leaders Subaccount (Class D) (4/06).................................. 2013   1.935       2.134            --
                                                                                    2012   1.690       1.935         5,122
                                                                                    2011   1.821       1.690       135,822
                                                                                    2010   1.607       1.821       438,223
                                                                                    2009   1.334       1.607       294,614
                                                                                    2008   2.209       1.334       353,168
                                                                                    2007   2.143       2.209       557,102
                                                                                    2006   2.081       2.143       655,895
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 2013   0.718       0.943        21,700
                                                                                    2012   0.654       0.718        21,700
                                                                                    2011   0.682       0.654       566,828
                                                                                    2010   0.598       0.682       847,124
                                                                                    2009   0.405       0.598     1,102,397
                                                                                    2008   0.753       0.405     1,368,696
                                                                                    2007   0.632       0.753     1,863,025
                                                                                    2006   0.645       0.632     2,471,248
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 2013   0.997       1.349            --
                                                                                    2012   0.871       0.997            --
                                                                                    2011   0.878       0.871         6,847
                                                                                    2010   0.797       0.878       105,989
                                                                                    2009   0.577       0.797       188,425
                                                                                    2008   0.867       0.577       152,299
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.955       1.037            --
                                                                                    2010   0.834       0.955       609,023
                                                                                    2009   0.641       0.834       280,859
                                                                                    2008   1.087       0.641       371,116
                                                                                    2007   1.063       1.087       317,997
                                                                                    2006   1.000       1.063        32,682
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.331       1.374            --
                                                                                    2012   1.231       1.331            --
                                                                                    2011   1.205       1.231           608
                                                                                    2010   1.106       1.205       138,558
                                                                                    2009   0.927       1.106        51,661
                                                                                    2008   1.093       0.927        88,688
                                                                                    2007   1.046       1.093        15,847
                                                                                    2006   1.000       1.046           488
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.264       1.388            --
                                                                                    2012   1.146       1.264            --
                                                                                    2011   1.145       1.146            17
                                                                                    2010   1.037       1.145       181,210
                                                                                    2009   0.847       1.037        29,326
                                                                                    2008   1.091       0.847        59,122
                                                                                    2007   1.052       1.091        54,713
                                                                                    2006   1.000       1.052         7,316
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.185       1.385           213
                                                                                    2012   1.057       1.185           213
                                                                                    2011   1.083       1.057       129,667
                                                                                    2010   0.966       1.083       752,831
                                                                                    2009   0.771       0.966       288,654
                                                                                    2008   1.092       0.771       271,634
                                                                                    2007   1.057       1.092       348,328
                                                                                    2006   1.000       1.057        11,290
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)......... 2013   1.108       1.363         3,658

                             UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                                      UNIT
                                                                                                     VALUE
                                                                                                       AT
                                                                                                   BEGINNING
PORTFOLIO NAME                                                                              YEAR    OF YEAR
------------------------------------------------------------------------------------------ ------ -----------
                                                                                           2012   0.970
                                                                                           2011   1.018
                                                                                           2010   0.896
                                                                                           2009   0.701
                                                                                           2008   1.092
                                                                                           2007   1.062
                                                                                           2006   1.000
 MSF MetLife Stock Index Subaccount (Class A) (11/07) *................................... 2013   1.247
                                                                                           2012   1.089
                                                                                           2011   1.080
                                                                                           2010   0.950
                                                                                           2009   0.760
                                                                                           2008   1.220
                                                                                           2007   1.229
 MSF MFS(Reg. TM) Total Return Subaccount (Class F) (4/06)................................ 2013   2.544
                                                                                           2012   2.307
                                                                                           2011   2.280
                                                                                           2010   2.096
                                                                                           2009   1.789
                                                                                           2008   2.326
                                                                                           2007   2.255
                                                                                           2006   2.101
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)....................................... 2013   1.543
                                                                                           2012   1.336
                                                                                           2011   1.338
                                                                                           2010   1.213
                                                                                           2009   1.014
                                                                                           2008   1.518
                                                                                           2007   1.425
                                                                                           2006   1.284
 MSF MSCI EAFE(Reg. TM) Index Subaccount (Class A) (11/07) *.............................. 2013   0.981
                                                                                           2012   0.838
                                                                                           2011   0.967
                                                                                           2010   0.903
                                                                                           2009   0.709
                                                                                           2008   1.236
                                                                                           2007   1.265
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 2013   2.916
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2013   1.527
                                                                                           2012   1.326
                                                                                           2011   1.396
                                                                                           2010   1.111
                                                                                           2009   0.891
                                                                                           2008   1.353
                                                                                           2007   1.392
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 2013   1.251
                                                                                           2012   1.065
                                                                                           2011   1.090
                                                                                           2010   0.943
                                                                                           2009   0.666
                                                                                           2008   1.160
                                                                                           2007   1.073
                                                                                           2006   0.998
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2013   1.693
                                                                                           2012   1.475
                                                                                           2011   1.469
                                                                                           2010   1.102
                                                                                           2009   0.803
                                                                                           2008   1.216
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 2013   1.769
                                                                                           2012   1.606
                                                                                           2011   1.580
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 2013   1.301



                                                                                             UNIT     NUMBER OF
                                                                                             VALUE      UNITS
                                                                                              AT     OUTSTANDING
                                                                                            END OF       AT
PORTFOLIO NAME                                                                               YEAR    END OF YEAR
------------------------------------------------------------------------------------------ -------- ------------
                                                                                           1.108         3,658
                                                                                           0.970       268,096
                                                                                           1.018       986,665
                                                                                           0.896       308,849
                                                                                           0.701       512,237
                                                                                           1.092       425,631
                                                                                           1.062       194,585
 MSF MetLife Stock Index Subaccount (Class A) (11/07) *................................... 1.631        14,478
                                                                                           1.247        16,829
                                                                                           1.089       385,010
                                                                                           1.080     1,345,434
                                                                                           0.950     1,804,981
                                                                                           0.760       465,886
                                                                                           1.220       510,206
 MSF MFS(Reg. TM) Total Return Subaccount (Class F) (4/06)................................ 2.991         6,667
                                                                                           2.544        24,096
                                                                                           2.307       420,807
                                                                                           2.280       754,307
                                                                                           2.096       823,561
                                                                                           1.789       935,550
                                                                                           2.326     1,533,786
                                                                                           2.255     1,620,603
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)....................................... 2.073         6,366
                                                                                           1.543         2,923
                                                                                           1.336        57,030
                                                                                           1.338       263,405
                                                                                           1.213       241,027
                                                                                           1.014       304,445
                                                                                           1.518       442,986
                                                                                           1.425       293,014
 MSF MSCI EAFE(Reg. TM) Index Subaccount (Class A) (11/07) *.............................. 1.184            --
                                                                                           0.981            --
                                                                                           0.838        78,660
                                                                                           0.967       267,064
                                                                                           0.903       347,195
                                                                                           0.709       567,372
                                                                                           1.236       816,643
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 3.656            --
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2.095         8,757
                                                                                           1.527        17,022
                                                                                           1.326       159,476
                                                                                           1.396       384,416
                                                                                           1.111       307,521
                                                                                           0.891       416,054
                                                                                           1.353       471,802
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 1.718         1,650
                                                                                           1.251         1,650
                                                                                           1.065        25,044
                                                                                           1.090       179,934
                                                                                           0.943       199,774
                                                                                           0.666       251,720
                                                                                           1.160       429,893
                                                                                           1.073       395,870
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2.416        36,244
                                                                                           1.693        61,839
                                                                                           1.475       454,803
                                                                                           1.469       900,935
                                                                                           1.102       967,963
                                                                                           0.803       965,671
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 1.766         7,262
                                                                                           1.769         7,262
                                                                                           1.606        56,728
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 1.281           211

                               UGVA -- SEPARATE ACCOUNT CHARGES 1.00% (CONTINUED)
                                                                                    UNIT      UNIT     NUMBER OF
                                                                                   VALUE      VALUE      UNITS
                                                                                     AT        AT     OUTSTANDING
                                                                                 BEGINNING   END OF       AT
PORTFOLIO NAME                                                            YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                         2012   1.270       1.301         5,877
                                                                         2011   1.214       1.270       229,166
                                                                         2010   1.157       1.214       562,302
                                                                         2009   1.118       1.157       472,862
                                                                         2008   1.132       1.118       540,440
                                                                         2007   1.094       1.132     1,032,466
                                                                         2006   1.053       1.094     1,095,892
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)......... 2006   1.127       1.193            --
                                                                         2005   1.077       1.127       107,951
PIMCO Variable Insurance Trust
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01)........ 2009   1.434       1.485            --
                                                                         2008   1.382       1.434     1,213,383
                                                                         2007   1.284       1.382     1,391,687
                                                                         2006   1.249       1.284     1,534,689
                                                                         2005   1.231       1.249     1,219,322
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)................. 2007   2.012       2.153            --
                                                                         2006   1.733       2.012       531,966
                                                                         2005   1.635       1.733       498,361
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)................... 2006   1.159       1.236            --
                                                                         2005   1.076       1.159     2,507,428
 Travelers Convertible Securities Subaccount (5/04)..................... 2006   1.032       1.102            --
                                                                         2005   1.038       1.032        19,667
 Travelers Disciplined Mid Cap Stock Subaccount (8/98).................. 2006   2.438       2.668            --
                                                                         2005   2.190       2.438       753,909
 Travelers Equity Income Subaccount (10/96)............................. 2006   1.977       2.081            --
                                                                         2005   1.911       1.977       744,764
 Travelers Federated High Yield Subaccount (11/96)...................... 2006   1.263       1.298            --
                                                                         2005   1.244       1.263       180,446
 Travelers Large Cap Subaccount (9/96).................................. 2006   1.688       1.743            --
                                                                         2005   1.568       1.688     1,031,674
 Travelers Mercury Large Cap Core Subaccount (6/98)..................... 2006   1.025       1.090            --
                                                                         2005   0.924       1.025       279,862
 Travelers MFS(Reg. TM) Mid Cap Growth Subaccount (6/01)................ 2006   0.608       0.645            --
                                                                         2005   0.596       0.608     2,726,395
 Travelers MFS(Reg. TM) Total Return Subaccount (8/96).................. 2006   2.032       2.101            --
                                                                         2005   1.993       2.032     1,824,673
 Travelers MFS(Reg. TM) Value Subaccount (5/04)......................... 2006   1.186       1.284            --
                                                                         2005   1.125       1.186       103,300
 Travelers Mondrian International Stock Subaccount (9/96)............... 2006   1.365       1.571            --
                                                                         2005   1.259       1.365     1,580,619
 Travelers Pioneer Fund Subaccount (5/03)............................... 2006   1.409       1.497            --
                                                                         2005   1.342       1.409        29,224
 Travelers Pioneer Strategic Income Subaccount (9/96)................... 2006   1.604       1.623            --
                                                                         2005   1.563       1.604       151,172
 Travelers Quality Bond Subaccount (7/97)............................... 2006   1.429       1.418            --
                                                                         2005   1.420       1.429       470,850
 Travelers Strategic Equity Subaccount (9/96)........................... 2006   1.675       1.751            --
                                                                         2005   1.658       1.675       743,126
 Travelers U.S. Government Securities Subaccount (5/04)................. 2006   1.090       1.053            --
                                                                         2005   1.055       1.090     1,242,315
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03)..................... 2009   1.062       1.032            --
                                                                         2008   1.671       1.062       159,908
                                                                         2007   1.728       1.671       282,145
                                                                         2006   1.504       1.728       268,474
                                                                         2005   1.459       1.504       123,915

                                        UGVA -- SEPARATE ACCOUNT CHARGES 1.10%
                                                                                         UNIT      UNIT     NUMBER OF
                                                                                        VALUE      VALUE      UNITS
                                                                                          AT        AT     OUTSTANDING
                                                                                      BEGINNING   END OF       AT
PORTFOLIO NAME                                                                 YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------- ------ ----------- -------- ------------
Dreyfus A Bonds Plus, Inc. (9/96)............................................ 2006   1.481       1.481            --
                                                                              2005   1.467       1.481            --
Smith Barney Aggressive Growth Subaccount Inc. (Class A) (10/96)............. 2006   2.972       2.972            --
                                                                              2005   2.972       2.972            --
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01)............... 2008   0.899       0.859            --
                                                                              2007   0.780       0.899       160,067
                                                                              2006   0.768       0.780        86,254
                                                                              2005   0.721       0.768       153,746
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)............. 2006   1.116       1.168            --
                                                                              2005   1.079       1.116     2,384,922
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01).............. 2006   0.889       0.873            --
                                                                              2005   0.782       0.889       114,706
American Funds Insurance Series(Reg. TM)
 American Funds Global Growth Subaccount (Class 2) (5/04).................... 2013   1.749       2.234            --
                                                                              2012   1.443       1.749            --
                                                                              2011   1.601       1.443       250,566
                                                                              2010   1.449       1.601       433,160
                                                                              2009   1.029       1.449       593,892
                                                                              2008   1.689       1.029       631,737
                                                                              2007   1.487       1.689       646,173
                                                                              2006   1.248       1.487       463,310
                                                                              2005   1.106       1.248       193,476
 American Funds Growth Subaccount (Class 2) (5/04)........................... 2013   1.501       1.931           341
                                                                              2012   1.287       1.501         1,942
                                                                              2011   1.360       1.287       632,862
                                                                              2010   1.158       1.360       984,216
                                                                              2009   0.840       1.158     1,501,083
                                                                              2008   1.516       0.840     1,307,187
                                                                              2007   1.364       1.516     1,494,955
                                                                              2006   1.251       1.364     1,405,120
                                                                              2005   1.089       1.251       760,618
 American Funds Growth-Income Subaccount (Class 2) (5/04).................... 2013   1.328       1.754           380
                                                                              2012   1.143       1.328           380
                                                                              2011   1.177       1.143       205,736
                                                                              2010   1.068       1.177       519,938
                                                                              2009   0.823       1.068       608,035
                                                                              2008   1.339       0.823       709,968
                                                                              2007   1.289       1.339       698,999
                                                                              2006   1.131       1.289       475,253
                                                                              2005   1.080       1.131       269,969
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)............................................ 2006   2.395       2.374            --
                                                                              2005   2.049       2.395     2,608,147
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03)........................ 2006   1.746       2.290            --
                                                                              2005   1.647       1.746       140,767
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)................. 2008   1.317       1.262            --
                                                                              2007   1.243       1.317       604,644
                                                                              2006   1.079       1.243       669,267
                                                                              2005   1.045       1.079       813,561
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98)........... 2008   1.270       1.200            --
                                                                              2007   1.443       1.270     1,227,508
                                                                              2006   1.406       1.443     1,582,755
                                                                              2005   1.344       1.406     2,067,013
Fidelity(Reg. TM) Variable Insurance Products
 Fidelity VIP Contrafund(Reg. TM) Subaccount (Service Class 2) (6/01)........ 2013   1.728       2.239            78

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                                UNIT      UNIT     NUMBER OF
                                                                                               VALUE      VALUE      UNITS
                                                                                                 AT        AT     OUTSTANDING
                                                                                             BEGINNING   END OF       AT
PORTFOLIO NAME                                                                        YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                                     2012   1.505       1.728           336
                                                                                     2011   1.565       1.505       230,612
                                                                                     2010   1.353       1.565       351,577
                                                                                     2009   1.010       1.353       615,398
                                                                                     2008   1.782       1.010       513,138
                                                                                     2007   1.536       1.782       632,995
                                                                                     2006   1.393       1.536       506,418
                                                                                     2005   1.208       1.393       365,063
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 2013   2.400       3.225            44
                                                                                     2012   2.118       2.400         2,799
                                                                                     2011   2.402       2.118       252,022
                                                                                     2010   1.889       2.402       387,040
                                                                                     2009   1.367       1.889       604,016
                                                                                     2008   2.288       1.367       622,461
                                                                                     2007   2.006       2.288       958,105
                                                                                     2006   1.804       2.006     1,028,932
                                                                                     2005   1.546       1.804       822,976
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.266       1.730            54
                                                                                     2012   1.155       1.266            54
                                                                                     2011   1.227       1.155       130,276
                                                                                     2010   0.972       1.227       137,472
                                                                                     2009   0.685       0.972       141,642
                                                                                     2008   1.204       0.685       134,780
                                                                                     2007   1.094       1.204       176,430
                                                                                     2006   1.018       1.094       134,961
                                                                                     2005   0.982       1.018       143,940
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 2006   1.463       1.714            --
                                                                                     2005   1.338       1.463       127,295
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2013   3.148       3.085           940
                                                                                     2012   2.813       3.148         1,217
                                                                                     2011   3.380       2.813       202,469
                                                                                     2010   2.906       3.380       287,243
                                                                                     2009   1.702       2.906       270,100
                                                                                     2008   3.640       1.702       291,433
                                                                                     2007   2.858       3.640       478,477
                                                                                     2006   2.255       2.858       399,870
                                                                                     2005   1.789       2.255       222,669
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 2013   1.528       1.858           148
                                                                                     2012   1.307       1.528           148
                                                                                     2011   1.478       1.307       233,787
                                                                                     2010   1.379       1.478       377,664
                                                                                     2009   1.017       1.379       493,181
                                                                                     2008   1.725       1.017       521,238
                                                                                     2007   1.511       1.725       663,119
                                                                                     2006   1.258       1.511       628,465
                                                                                     2005   1.154       1.258       356,966
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 2013   0.755       0.986           102
                                                                                     2012   0.652       0.755           102
                                                                                     2011   0.671       0.652       645,943
                                                                                     2010   0.540       0.671       587,522
                                                                                     2009   0.378       0.540       856,753
                                                                                     2008   0.681       0.378       900,842
                                                                                     2007   0.566       0.681     1,723,293
                                                                                     2006   0.505       0.566     2,028,176
                                                                                     2005   0.455       0.505     1,733,168
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................... 2006   0.841       0.901            --
                                                                                     2005   0.758       0.841       327,665
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03)...................................... 2006   1.564       1.763            --
                                                                                     2005   1.521       1.564        60,777
Legg Mason Partners Equity Trust
 LMPET ClearBridge Small Cap Value Subaccount (Class A) (5/01)...................... 2013   1.952       2.592            49

                                   UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                            UNIT      UNIT     NUMBER OF
                                                                                           VALUE      VALUE      UNITS
                                                                                             AT        AT     OUTSTANDING
                                                                                         BEGINNING   END OF       AT
PORTFOLIO NAME                                                                    YEAR    OF YEAR     YEAR    END OF YEAR
-------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                 2012   1.712       1.952           139
                                                                                 2011   1.863       1.712       153,894
                                                                                 2010   1.508       1.863       165,126
                                                                                 2009   1.148       1.508       190,008
                                                                                 2008   1.811       1.148       188,453
                                                                                 2007   1.879       1.811       327,506
                                                                                 2006   1.706       1.879       478,170
                                                                                 2005   1.618       1.706       434,125
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)................. 2013   2.392       2.371            26
                                                                                 2012   2.113       2.392           137
                                                                                 2011   2.031       2.113       117,234
                                                                                 2010   1.841       2.031       142,149
                                                                                 2009   1.393       1.841       277,286
                                                                                 2008   1.829       1.393       297,612
                                                                                 2007   1.820       1.829       414,846
                                                                                 2006   1.786       1.820       521,451
                                                                                 2005   1.773       1.786       681,310
 Templeton Growth Fund, Inc. (Class A) (8/96)................................... 2011   2.158       2.419            --
                                                                                 2010   2.029       2.158       286,906
                                                                                 2009   1.568       2.029       595,226
                                                                                 2008   2.805       1.568       794,840
                                                                                 2007   2.776       2.805     1,081,415
                                                                                 2006   2.304       2.776     1,261,033
                                                                                 2005   2.154       2.304     1,336,077
Legg Mason Partners Investment Series
 LMPIS Growth and Income Subaccount (5/01)...................................... 2007   1.117       1.170            --
                                                                                 2006   1.004       1.117       181,358
                                                                                 2005   0.977       1.004       100,725
 LMPIS Premier Selections All Cap Growth Subaccount (5/01)...................... 2007   0.979       1.043            --
                                                                                 2006   0.922       0.979       980,369
                                                                                 2005   0.877       0.922     1,092,142
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00)...... 2013   1.289       1.884         5,100
                                                                                 2012   1.098       1.289        20,495
                                                                                 2011   1.083       1.098       897,412
                                                                                 2010   0.876       1.083     1,854,160
                                                                                 2009   0.658       0.876     2,241,622
                                                                                 2008   1.116       0.658     2,834,854
                                                                                 2007   1.112       1.116     4,340,022
                                                                                 2006   1.033       1.112     4,509,444
                                                                                 2005   0.936       1.033     5,498,618
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (5/01).......... 2013   0.938       1.226           784
                                                                                 2012   0.825       0.938           784
                                                                                 2011   0.889       0.825       266,676
                                                                                 2010   0.771       0.889       309,727
                                                                                 2009   0.603       0.771       501,951
                                                                                 2008   0.961       0.603       806,154
                                                                                 2007   1.009       0.961     1,058,315
                                                                                 2006   1.009       1.009            --
                                                                                 2005   1.009       1.009            --
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)........... 2013   1.729       2.223             2
                                                                                 2012   1.508       1.729             2
                                                                                 2011   1.486       1.508       218,515
                                                                                 2010   1.334       1.486       247,746
                                                                                 2009   1.104       1.334       428,675
                                                                                 2008   1.580       1.104       602,265
                                                                                 2007   1.473       1.580       991,573
                                                                                 2006   1.297       1.473       875,665
                                                                                 2005   1.258       1.297       820,628
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07).......... 2013   1.547       1.927            --
                                                                                 2012   1.370       1.547            --
                                                                                 2011   1.284       1.370        93,860
                                                                                 2010   1.156       1.284        88,282
                                                                                 2009   0.951       1.156       150,919
                                                                                 2008   1.480       0.951       402,565
                                                                                 2007   1.468       1.480       546,506

                                      UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                                 UNIT      UNIT     NUMBER OF
                                                                                                VALUE      VALUE      UNITS
                                                                                                  AT        AT     OUTSTANDING
                                                                                              BEGINNING   END OF       AT
PORTFOLIO NAME                                                                         YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------- ------ ----------- -------- ------------
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98)........... 2013   1.961       2.674            --
                                                                                      2012   1.648       1.961            --
                                                                                      2011   1.677       1.648        75,508
                                                                                      2010   1.544       1.677        94,620
                                                                                      2009   1.096       1.544       195,080
                                                                                      2008   1.767       1.096       276,818
                                                                                      2007   1.697       1.767       593,946
                                                                                      2006   1.640       1.697       856,725
                                                                                      2005   1.576       1.640     1,432,693
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)............ 2013   1.849       2.421           233
                                                                                      2012   1.605       1.849           233
                                                                                      2011   1.546       1.605        79,014
                                                                                      2010   1.428       1.546       239,395
                                                                                      2009   1.160       1.428       363,393
                                                                                      2008   1.821       1.160       433,864
                                                                                      2007   1.772       1.821       671,756
                                                                                      2006   1.515       1.772       864,371
                                                                                      2005   1.438       1.515     1,327,780
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2013   1.708       2.484            --
                                                                                      2012   1.446       1.708            --
                                                                                      2011   1.442       1.446        84,576
                                                                                      2010   1.164       1.442       104,385
                                                                                      2009   0.825       1.164       137,537
                                                                                      2008   1.406       0.825       160,161
                                                                                      2007   1.361       1.406       279,169
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 2009   0.817       0.797            --
                                                                                      2008   1.322       0.817     1,207,001
                                                                                      2007   1.274       1.322     2,006,844
                                                                                      2006   1.119       1.274     2,445,805
                                                                                      2005   1.085       1.119     3,095,123
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 2013   1.413       1.659            --
                                                                                      2012   1.291       1.413            --
                                                                                      2011   1.305       1.291       190,974
                                                                                      2010   1.177       1.305       319,209
                                                                                      2009   0.968       1.177       190,020
                                                                                      2008   1.309       0.968       103,062
                                                                                      2007   1.194       1.309       144,692
                                                                                      2006   1.121       1.194       158,326
                                                                                      2005   1.085       1.121       198,485
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 2013   1.012       1.012            --
                                                                                      2012   1.012       1.012            --
                                                                                      2011   1.023       1.012            --
                                                                                      2010   0.947       1.023        71,605
                                                                                      2009   0.815       0.947       111,770
                                                                                      2008   1.046       0.815        94,084
                                                                                      2007   1.043       1.046       148,967
                                                                                      2006   1.013       1.043       134,351
                                                                                      2005   1.001       1.013        36,771
 LMPVIT Western Asset Variable Diversified Strategic Income Subaccount (8/98)........ 2011   1.523       1.555            --
                                                                                      2010   1.381       1.523       154,502
                                                                                      2009   1.170       1.381       160,053
                                                                                      2008   1.369       1.170       165,329
                                                                                      2007   1.357       1.369       128,012
                                                                                      2006   1.302       1.357       271,655
                                                                                      2005   1.284       1.302       438,551
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2013   2.370       2.491            --
                                                                                      2012   2.026       2.370           567
                                                                                      2011   2.013       2.026       185,818
                                                                                      2010   1.771       2.013       128,046
                                                                                      2009   1.151       1.771       201,429
                                                                                      2008   1.683       1.151       146,594
                                                                                      2007   1.703       1.683       182,855
                                                                                      2006   1.556       1.703       323,110
                                                                                      2005   1.515       1.556       326,974
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 2010   1.243       1.238            --

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                          2009   1.254       1.243     5,031,060
                                                                          2008   1.235       1.254     5,194,208
                                                                          2007   1.190       1.235     5,333,066
                                                                          2006   1.150       1.190     6,294,165
                                                                          2005   1.131       1.150     7,627,058
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).............................. 2007   2.278       2.394            --
                                                                          2006   1.950       2.278       523,007
                                                                          2005   1.895       1.950       639,376
 LMPVPI Total Return Subaccount (Class I) (10/98)........................ 2007   1.431       1.474            --
                                                                          2006   1.285       1.431       823,560
                                                                          2005   1.257       1.285       847,170
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)....... 2007   1.295       1.384            --
                                                                          2006   1.159       1.295       254,313
                                                                          2005   1.117       1.159       279,994
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).............. 2007   1.313       1.367            --
                                                                          2006   1.132       1.313       473,811
                                                                          2005   1.108       1.132       219,236
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).................. 2007   1.381       1.525            --
                                                                          2006   1.244       1.381       319,234
                                                                          2005   1.163       1.244       338,128
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)............. 2008   2.651       2.560            --
                                                                          2007   2.528       2.651       169,852
                                                                          2006   2.646       2.528       402,426
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *................. 2013   2.044       2.221            48
                                                                          2012   1.768       2.044            48
                                                                          2011   1.742       1.768       115,948
                                                                          2010   1.515       1.742       164,817
                                                                          2009   1.039       1.515       193,499
                                                                          2008   1.385       1.039       145,561
                                                                          2007   1.363       1.385       217,664
                                                                          2006   1.288       1.363       167,065
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)............... 2007   1.148       1.206            --
                                                                          2006   1.080       1.148       315,570
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)............... 2013   1.095       1.453            --
                                                                          2012   0.975       1.095            --
                                                                          2011   0.984       0.975        72,485
                                                                          2010   0.884       0.984       292,180
                                                                          2009   0.750       0.884       238,177
                                                                          2008   1.209       0.750       218,261
                                                                          2007   1.196       1.209       199,001
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)............. 2013   1.073       1.101           151
                                                                          2012   0.859       1.073           151
                                                                          2011   0.917       0.859       231,257
                                                                          2010   0.797       0.917       319,256
                                                                          2009   0.596       0.797       291,554
                                                                          2008   1.032       0.596       298,975
                                                                          2007   1.224       1.032       393,741
                                                                          2006   1.003       1.224       490,036
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)....... 2013   3.100       3.959         1,159
                                                                          2012   2.552       3.100        13,174
                                                                          2011   2.784       2.552       363,314
                                                                          2010   2.566       2.784       423,487
                                                                          2009   1.812       2.566       759,325
                                                                          2008   3.151       1.812     1,090,442
                                                                          2007   2.442       3.151     1,765,259
                                                                          2006   2.374       2.442     1,749,372
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *......... 2013   1.905       2.464         3,172

                              UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                  UNIT      UNIT     NUMBER OF
                                                                                 VALUE      VALUE      UNITS
                                                                                   AT        AT     OUTSTANDING
                                                                               BEGINNING   END OF       AT
PORTFOLIO NAME                                                          YEAR    OF YEAR     YEAR    END OF YEAR
---------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                       2012   1.487       1.905         3,172
                                                                       2011   1.748       1.487       239,659
                                                                       2010   1.515       1.748       245,744
                                                                       2009   0.985       1.515       388,068
                                                                       2008   1.681       0.985       634,402
                                                                       2007   1.714       1.681       905,553
                                                                       2006   1.550       1.714     1,007,096
 MIST Invesco Comstock Subaccount (Class B) (5/09).................... 2013   1.724       2.308            --
                                                                       2012   1.471       1.724            97
                                                                       2011   1.509       1.471        50,755
                                                                       2010   1.328       1.509       101,056
                                                                       2009   1.061       1.328       176,885
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *............. 2013   1.398       1.802           121
                                                                       2012   1.233       1.398         1,211
                                                                       2011   1.294       1.233       117,778
                                                                       2010   1.042       1.294       212,935
                                                                       2009   0.833       1.042       234,258
                                                                       2008   1.375       0.833       210,207
                                                                       2007   1.509       1.375       372,449
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06).......... 2013   1.738       1.859            40
                                                                       2012   1.552       1.738            40
                                                                       2011   1.497       1.552        75,828
                                                                       2010   1.337       1.497        58,976
                                                                       2009   0.986       1.337       160,070
                                                                       2008   1.222       0.986        68,252
                                                                       2007   1.156       1.222       138,765
                                                                       2006   1.100       1.156       130,494
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)........ 2009   0.768       0.731            --
                                                                       2008   1.353       0.768     1,729,418
                                                                       2007   1.223       1.353     2,251,590
                                                                       2006   1.234       1.223     2,408,970
 MIST Met/Templeton Growth Subaccount (Class E) (5/11)................ 2013   2.419       2.572            --
                                                                       2012   1.999       2.419         2,857
                                                                       2011   2.421       1.999       199,888
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)......... 2013   1.019       1.306            --
                                                                       2012   0.883       1.019            --
                                                                       2011   1.029       0.883       186,567
 MIST MLA Mid Cap Subaccount (Class A) (4/08)......................... 2013   2.627       2.851            --
                                                                       2012   2.515       2.627            35
                                                                       2011   2.680       2.515        44,627
                                                                       2010   2.199       2.680        39,583
                                                                       2009   1.621       2.199        85,054
                                                                       2008   2.555       1.621       102,260
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13)........... 2013   1.015       1.166         7,304
 MIST PIMCO Total Return Subaccount (Class B) (5/09).................. 2013   1.948       1.890             2
                                                                       2012   1.803       1.948             2
                                                                       2011   1.766       1.803       460,606
                                                                       2010   1.651       1.766       819,411
                                                                       2009   1.477       1.651     1,066,119
 MIST Pioneer Fund Subaccount (Class A) (4/06)........................ 2013   1.616       2.127            --
                                                                       2012   1.478       1.616            95
                                                                       2011   1.565       1.478         1,899
                                                                       2010   1.362       1.565         6,792
                                                                       2009   1.111       1.362        16,009
                                                                       2008   1.673       1.111        25,369
                                                                       2007   1.611       1.673        45,112
                                                                       2006   1.493       1.611        27,448
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)............ 2013   2.561       2.573           482
                                                                       2012   2.320       2.561           482
                                                                       2011   2.264       2.320        85,736
                                                                       2010   2.040       2.264       175,189
                                                                       2009   1.550       2.040       200,746
                                                                       2008   1.756       1.550       139,377
                                                                       2007   1.665       1.756       188,762
                                                                       2006   1.602       1.665       143,773

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                      UNIT      UNIT     NUMBER OF
                                                                                     VALUE      VALUE      UNITS
                                                                                       AT        AT     OUTSTANDING
                                                                                   BEGINNING   END OF       AT
PORTFOLIO NAME                                                              YEAR    OF YEAR     YEAR    END OF YEAR
-------------------------------------------------------------------------- ------ ----------- -------- ------------
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *......... 2013   1.047       1.385         8,080
                                                                           2012   0.897       1.047        22,268
                                                                           2011   0.945       0.897       598,086
                                                                           2010   0.817       0.945     1,172,876
                                                                           2009   0.697       0.817     1,839,709
                                                                           2008   1.107       0.697     2,366,285
                                                                           2007   1.079       1.107     3,417,454
                                                                           2006   1.001       1.079     2,947,792
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *......... 2013   1.869       2.448            21
                                                                           2012   1.602       1.869           600
                                                                           2011   1.779       1.602       176,404
                                                                           2010   1.500       1.779       229,091
                                                                           2009   1.200       1.500       419,264
                                                                           2008   1.728       1.200       431,957
                                                                           2007   1.802       1.728       635,674
                                                                           2006   1.763       1.802        79,824
MetLife Investment Funds, Inc.
 MetLife Investment Diversified Bond Subaccount (Class I) (9/00).......... 2007   1.342       1.387            --
                                                                           2006   1.300       1.342     1,081,464
                                                                           2005   1.288       1.300     1,168,856
 MetLife Investment International Stock Subaccount (Class I) (7/00)....... 2007   1.158       1.244            --
                                                                           2006   0.925       1.158       994,281
                                                                           2005   0.816       0.925       768,557
 MetLife Investment Large Company Stock Subaccount (Class I) (7/01)....... 2007   1.146       1.199            --
                                                                           2006   1.029       1.146       742,101
                                                                           2005   0.976       1.029       741,048
 MetLife Investment Small Company Stock Subaccount (Class I) (9/00)....... 2007   1.352       1.353            --
                                                                           2006   1.203       1.352       519,324
                                                                           2005   1.134       1.203       605,340
Metropolitan Series Fund
 MSF Barclays Aggregate Bond Index Subaccount (Class A) (11/07) *......... 2013   1.756       1.696         2,260
                                                                           2012   1.709       1.756         4,272
                                                                           2011   1.607       1.709       465,499
                                                                           2010   1.532       1.607       432,369
                                                                           2009   1.473       1.532       413,180
                                                                           2008   1.405       1.473       566,563
                                                                           2007   1.385       1.405       693,092
 MSF BlackRock Bond Income Subaccount (Class A) (4/06).................... 2013   1.909       1.874            --
                                                                           2012   1.795       1.909         1,389
                                                                           2011   1.703       1.795       226,862
                                                                           2010   1.589       1.703       178,598
                                                                           2009   1.468       1.589       326,391
                                                                           2008   1.537       1.468       339,485
                                                                           2007   1.462       1.537       393,280
                                                                           2006   1.403       1.462       360,607
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09)........... 2013   1.607       2.134            --
                                                                           2012   1.421       1.607         1,708
                                                                           2011   1.578       1.421       464,292
                                                                           2010   1.331       1.578       553,887
                                                                           2009   1.054       1.331     1,292,611
 MSF BlackRock Money Market Subaccount (Class E) (5/10)................... 2013   1.202       1.189         5,913
                                                                           2012   1.216       1.202         9,209
                                                                           2011   1.229       1.216     2,112,413
                                                                           2010   1.238       1.229     2,418,437
 MSF Davis Venture Value Subaccount (Class A) (4/08)...................... 2013   1.193       1.578             2
                                                                           2012   1.069       1.193             2
                                                                           2011   1.126       1.069       152,173
                                                                           2010   1.017       1.126       207,792
                                                                           2009   0.779       1.017       319,267
                                                                           2008   1.257       0.779       396,190
 MSF FI Large Cap Subaccount (Class A) (4/06)............................. 2009   0.981       1.026            --
                                                                           2008   1.798       0.981       961,028
                                                                           2007   1.749       1.798     1,358,590
                                                                           2006   1.720       1.749     1,509,739
 MSF FI Value Leaders Subaccount (Class D) (4/06)......................... 2013   1.897       2.092            --

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                               UNIT      UNIT     NUMBER OF
                                                                                              VALUE      VALUE      UNITS
                                                                                                AT        AT     OUTSTANDING
                                                                                            BEGINNING   END OF       AT
PORTFOLIO NAME                                                                       YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                    2012   1.659       1.897           828
                                                                                    2011   1.789       1.659        96,286
                                                                                    2010   1.580       1.789       101,900
                                                                                    2009   1.313       1.580       354,035
                                                                                    2008   2.176       1.313       325,210
                                                                                    2007   2.114       2.176       397,052
                                                                                    2006   2.054       2.114       529,907
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06)........................... 2013   0.710       0.931            92
                                                                                    2012   0.647       0.710            92
                                                                                    2011   0.676       0.647       346,735
                                                                                    2010   0.593       0.676       493,555
                                                                                    2009   0.402       0.593       982,735
                                                                                    2008   0.749       0.402     1,190,454
                                                                                    2007   0.629       0.749     1,465,302
                                                                                    2006   0.642       0.629     1,407,324
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 2013   0.985       1.332            --
                                                                                    2012   0.862       0.985            --
                                                                                    2011   0.870       0.862        68,284
                                                                                    2010   0.790       0.870        80,111
                                                                                    2009   0.572       0.790        51,099
                                                                                    2008   0.861       0.572       100,833
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.951       1.032            --
                                                                                    2010   0.831       0.951       328,469
                                                                                    2009   0.639       0.831       748,774
                                                                                    2008   1.085       0.639       399,636
                                                                                    2007   1.062       1.085       373,615
                                                                                    2006   1.000       1.062         7,941
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.322       1.364            --
                                                                                    2012   1.224       1.322           142
                                                                                    2011   1.199       1.224        39,495
                                                                                    2010   1.102       1.199       176,990
                                                                                    2009   0.924       1.102       233,369
                                                                                    2008   1.091       0.924       154,771
                                                                                    2007   1.045       1.091       135,437
                                                                                    2006   1.000       1.045            --
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.256       1.378            --
                                                                                    2012   1.139       1.256            --
                                                                                    2011   1.140       1.139        31,267
                                                                                    2010   1.033       1.140       221,747
                                                                                    2009   0.845       1.033       267,653
                                                                                    2008   1.089       0.845        98,816
                                                                                    2007   1.051       1.089        11,178
                                                                                    2006   1.000       1.051        15,608
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.177       1.374            --
                                                                                    2012   1.051       1.177            --
                                                                                    2011   1.078       1.051        88,167
                                                                                    2010   0.963       1.078       538,876
                                                                                    2009   0.769       0.963       833,185
                                                                                    2008   1.090       0.769       213,233
                                                                                    2007   1.056       1.090        87,968
                                                                                    2006   1.000       1.056        19,600
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)......... 2013   1.100       1.353            61
                                                                                    2012   0.964       1.100            61
                                                                                    2011   1.013       0.964       301,762
                                                                                    2010   0.893       1.013       508,521
                                                                                    2009   0.699       0.893     1,003,344
                                                                                    2008   1.090       0.699       323,257
                                                                                    2007   1.061       1.090       172,480
                                                                                    2006   1.000       1.061        44,768
 MSF MetLife Stock Index Subaccount (Class A) (11/07) *............................ 2013   1.233       1.610        10,647
                                                                                    2012   1.077       1.233        29,678
                                                                                    2011   1.070       1.077       832,289
                                                                                    2010   0.942       1.070       973,209
                                                                                    2009   0.754       0.942     1,710,645
                                                                                    2008   1.212       0.754       520,320
                                                                                    2007   1.222       1.212       548,504
 MSF MFS(Reg. TM) Total Return Subaccount (Class F) (4/06)......................... 2013   2.493       2.928            50

                             UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                                                      UNIT
                                                                                                     VALUE
                                                                                                       AT
                                                                                                   BEGINNING
PORTFOLIO NAME                                                                              YEAR    OF YEAR
------------------------------------------------------------------------------------------ ------ -----------
                                                                                           2012   2.264
                                                                                           2011   2.239
                                                                                           2010   2.061
                                                                                           2009   1.760
                                                                                           2008   2.291
                                                                                           2007   2.223
                                                                                           2006   2.073
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)....................................... 2013   1.530
                                                                                           2012   1.326
                                                                                           2011   1.329
                                                                                           2010   1.206
                                                                                           2009   1.009
                                                                                           2008   1.512
                                                                                           2007   1.421
                                                                                           2006   1.281
 MSF MSCI EAFE(Reg. TM) Index Subaccount (Class A) (11/07) *.............................. 2013   0.969
                                                                                           2012   0.828
                                                                                           2011   0.957
                                                                                           2010   0.894
                                                                                           2009   0.703
                                                                                           2008   1.226
                                                                                           2007   1.256
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 2013   2.871
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2013   1.508
                                                                                           2012   1.311
                                                                                           2011   1.382
                                                                                           2010   1.101
                                                                                           2009   0.883
                                                                                           2008   1.343
                                                                                           2007   1.382
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 2013   1.242
                                                                                           2012   1.059
                                                                                           2011   1.085
                                                                                           2010   0.940
                                                                                           2009   0.664
                                                                                           2008   1.158
                                                                                           2007   1.072
                                                                                           2006   0.998
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2013   1.667
                                                                                           2012   1.454
                                                                                           2011   1.449
                                                                                           2010   1.088
                                                                                           2009   0.793
                                                                                           2008   1.203
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 2013   1.743
                                                                                           2012   1.583
                                                                                           2011   1.560
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 2013   1.290
                                                                                           2012   1.260
                                                                                           2011   1.206
                                                                                           2010   1.150
                                                                                           2009   1.113
                                                                                           2008   1.128
                                                                                           2007   1.091
                                                                                           2006   1.051
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)........................... 2006   1.125
                                                                                           2005   1.076
PIMCO Variable Insurance Trust
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).......................... 2009   1.423
                                                                                           2008   1.373
                                                                                           2007   1.276
                                                                                           2006   1.243
                                                                                           2005   1.227
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)................................... 2007   2.001



                                                                                             UNIT     NUMBER OF
                                                                                             VALUE      UNITS
                                                                                              AT     OUTSTANDING
                                                                                            END OF       AT
PORTFOLIO NAME                                                                               YEAR    END OF YEAR
------------------------------------------------------------------------------------------ -------- ------------
                                                                                           2.493           435
                                                                                           2.264       161,692
                                                                                           2.239       503,636
                                                                                           2.061       817,577
                                                                                           1.760     1,084,489
                                                                                           2.291     1,153,088
                                                                                           2.223     1,110,138
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)....................................... 2.054            37
                                                                                           1.530           377
                                                                                           1.326       130,318
                                                                                           1.329       184,149
                                                                                           1.206       290,238
                                                                                           1.009       293,981
                                                                                           1.512       420,480
                                                                                           1.421       326,696
 MSF MSCI EAFE(Reg. TM) Index Subaccount (Class A) (11/07) *.............................. 1.168           236
                                                                                           0.969         1,557
                                                                                           0.828       411,735
                                                                                           0.957       399,527
                                                                                           0.894       466,267
                                                                                           0.703       455,039
                                                                                           1.226       615,319
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 3.597            35
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2.067         4,099
                                                                                           1.508         4,258
                                                                                           1.311       209,565
                                                                                           1.382       277,364
                                                                                           1.101       386,649
                                                                                           0.883       346,561
                                                                                           1.343       480,228
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 1.705            --
                                                                                           1.242            --
                                                                                           1.059       112,287
                                                                                           1.085       207,256
                                                                                           0.940       294,293
                                                                                           0.664       303,614
                                                                                           1.158       339,239
                                                                                           1.072       354,808
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2.377         1,494
                                                                                           1.667         3,815
                                                                                           1.454       594,620
                                                                                           1.449       551,676
                                                                                           1.088       739,229
                                                                                           0.793       951,760
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 1.738            68
                                                                                           1.743            68
                                                                                           1.583        37,493
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 1.268           126
                                                                                           1.290           126
                                                                                           1.260       103,317
                                                                                           1.206       433,422
                                                                                           1.150       458,001
                                                                                           1.113       363,007
                                                                                           1.128       402,068
                                                                                           1.091       433,175
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)........................... 1.191            --
                                                                                           1.125       630,957
PIMCO Variable Insurance Trust
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).......................... 1.473            --
                                                                                           1.423       788,626
                                                                                           1.373       661,526
                                                                                           1.276     1,498,073
                                                                                           1.243     1,705,402
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)................................... 2.140            --

                            UGVA -- SEPARATE ACCOUNT CHARGES 1.10% (CONTINUED)
                                                                             UNIT      UNIT     NUMBER OF
                                                                            VALUE      VALUE      UNITS
                                                                              AT        AT     OUTSTANDING
                                                                          BEGINNING   END OF       AT
PORTFOLIO NAME                                                     YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------- ------ ----------- -------- ------------
                                                                  2006   1.725       2.001       420,402
                                                                  2005   1.629       1.725       356,437
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)............ 2006   1.157       1.234            --
                                                                  2005   1.075       1.157     2,968,643
 Travelers Convertible Securities Subaccount (5/04).............. 2006   1.030       1.100            --
                                                                  2005   1.038       1.030         4,083
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)........... 2006   2.418       2.646            --
                                                                  2005   2.175       2.418       293,800
 Travelers Equity Income Subaccount (10/96)...................... 2006   1.952       2.054            --
                                                                  2005   1.889       1.952       432,862
 Travelers Federated High Yield Subaccount (11/96)............... 2006   1.254       1.288            --
                                                                  2005   1.237       1.254       182,877
 Travelers Large Cap Subaccount (9/96)........................... 2006   1.666       1.720            --
                                                                  2005   1.550       1.666     1,590,378
 Travelers Mercury Large Cap Core Subaccount (6/98).............. 2006   1.016       1.080            --
                                                                  2005   0.917       1.016       201,752
 Travelers MFS(Reg. TM) Mid Cap Growth Subaccount (6/01)......... 2006   0.606       0.642            --
                                                                  2005   0.594       0.606     2,249,747
 Travelers MFS(Reg. TM) Total Return Subaccount (8/96)........... 2006   2.005       2.073            --
                                                                  2005   1.969       2.005     1,678,168
 Travelers MFS(Reg. TM) Value Subaccount (5/04).................. 2006   1.184       1.281            --
                                                                  2005   1.124       1.184        61,968
 Travelers Mondrian International Stock Subaccount (9/96)........ 2006   1.347       1.550            --
                                                                  2005   1.244       1.347     1,473,661
 Travelers Pioneer Fund Subaccount (5/03)........................ 2006   1.405       1.493            --
                                                                  2005   1.340       1.405         1,689
 Travelers Pioneer Strategic Income Subaccount (9/96)............ 2006   1.583       1.602            --
                                                                  2005   1.544       1.583        63,143
 Travelers Quality Bond Subaccount (7/97)........................ 2006   1.413       1.403            --
                                                                  2005   1.406       1.413       634,782
 Travelers Strategic Equity Subaccount (9/96).................... 2006   1.653       1.727            --
                                                                  2005   1.638       1.653     1,034,040
 Travelers U.S. Government Securities Subaccount (5/04).......... 2006   1.088       1.051            --
                                                                  2005   1.054       1.088       675,839
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03).............. 2009   1.056       1.026            --
                                                                  2008   1.663       1.056       115,238
                                                                  2007   1.722       1.663       108,259
                                                                  2006   1.500       1.722       201,920
                                                                  2005   1.457       1.500       168,513





                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.20%
                                                                                    UNIT      UNIT     NUMBER OF
                                                                                   VALUE      VALUE      UNITS
                                                                                     AT        AT     OUTSTANDING
                                                                                 BEGINNING   END OF       AT
PORTFOLIO NAME                                                            YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------ ------ ----------- -------- ------------
Dreyfus A Bonds Plus, Inc. (9/96)....................................... 2006   1.472       1.472    --
                                                                         2005   1.459       1.472    --
Smith Barney Aggressive Growth Subaccount Inc. (Class A) (10/96)........ 2006   2.956       2.956    --
                                                                         2005   2.956       2.956    --
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01).......... 2008   0.893       0.853    --

                                  UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                         UNIT      UNIT     NUMBER OF
                                                                                        VALUE      VALUE      UNITS
                                                                                          AT        AT     OUTSTANDING
                                                                                      BEGINNING   END OF       AT
PORTFOLIO NAME                                                                 YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                              2007   0.775       0.893       393,619
                                                                              2006   0.764       0.775       350,483
                                                                              2005   0.719       0.764       249,686
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)............. 2006   1.114       1.166            --
                                                                              2005   1.078       1.114     8,419,713
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01).............. 2006   0.885       0.868            --
                                                                              2005   0.779       0.885       280,013
American Funds Insurance Series(Reg. TM)
 American Funds Global Growth Subaccount (Class 2) (5/04).................... 2013   1.734       2.213             8
                                                                              2012   1.432       1.734        18,027
                                                                              2011   1.590       1.432       586,606
                                                                              2010   1.440       1.590     1,521,615
                                                                              2009   1.024       1.440     1,685,854
                                                                              2008   1.683       1.024     1,701,497
                                                                              2007   1.483       1.683     1,788,604
                                                                              2006   1.246       1.483       867,958
                                                                              2005   1.106       1.246       495,772
 American Funds Growth Subaccount (Class 2) (5/04)........................... 2013   1.488       1.913           391
                                                                              2012   1.277       1.488        26,585
                                                                              2011   1.350       1.277     1,738,663
                                                                              2010   1.152       1.350     3,427,698
                                                                              2009   0.836       1.152     3,617,677
                                                                              2008   1.510       0.836     3,729,582
                                                                              2007   1.361       1.510     4,736,887
                                                                              2006   1.249       1.361     2,718,878
                                                                              2005   1.088       1.249     2,335,414
 American Funds Growth-Income Subaccount (Class 2) (5/04).................... 2013   1.317       1.737            10
                                                                              2012   1.134       1.317           686
                                                                              2011   1.169       1.134     1,011,485
                                                                              2010   1.062       1.169     2,001,239
                                                                              2009   0.819       1.062     1,788,504
                                                                              2008   1.334       0.819     1,698,847
                                                                              2007   1.285       1.334     2,382,237
                                                                              2006   1.129       1.285     1,174,760
                                                                              2005   1.080       1.129       848,868
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)............................................ 2006   2.379       2.357            --
                                                                              2005   2.037       2.379     7,188,629
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03)........................ 2006   1.741       2.282            --
                                                                              2005   1.644       1.741       563,321
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)................. 2008   1.305       1.250            --
                                                                              2007   1.233       1.305     2,194,071
                                                                              2006   1.071       1.233     2,449,391
                                                                              2005   1.039       1.071     3,623,348
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98)........... 2008   1.259       1.190            --
                                                                              2007   1.432       1.259     3,785,017
                                                                              2006   1.397       1.432     4,848,204
                                                                              2005   1.336       1.397     6,052,230
Fidelity(Reg. TM) Variable Insurance Products
 Fidelity VIP Contrafund(Reg. TM) Subaccount (Service Class 2) (6/01)........ 2013   1.708       2.211           342
                                                                              2012   1.489       1.708        21,446
                                                                              2011   1.550       1.489     1,306,030
                                                                              2010   1.342       1.550     2,397,318
                                                                              2009   1.002       1.342     2,360,526
                                                                              2008   1.770       1.002     2,305,152
                                                                              2007   1.527       1.770     2,871,134
                                                                              2006   1.387       1.527     2,160,030
                                                                              2005   1.203       1.387     1,744,856
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01).................... 2013   2.372       3.185           154

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                                UNIT      UNIT     NUMBER OF
                                                                                               VALUE      VALUE      UNITS
                                                                                                 AT        AT     OUTSTANDING
                                                                                             BEGINNING   END OF       AT
PORTFOLIO NAME                                                                        YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                                     2012   2.096       2.372        47,081
                                                                                     2011   2.379       2.096     1,095,112
                                                                                     2010   1.873       2.379     2,307,267
                                                                                     2009   1.356       1.873     2,195,655
                                                                                     2008   2.273       1.356     2,299,624
                                                                                     2007   1.995       2.273     3,396,263
                                                                                     2006   1.796       1.995     2,717,256
                                                                                     2005   1.540       1.796     3,005,479
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.252       1.709           313
                                                                                     2012   1.143       1.252           638
                                                                                     2011   1.215       1.143       296,821
                                                                                     2010   0.964       1.215       563,723
                                                                                     2009   0.679       0.964       578,699
                                                                                     2008   1.196       0.679       591,430
                                                                                     2007   1.088       1.196       728,317
                                                                                     2006   1.013       1.088       659,806
                                                                                     2005   0.978       1.013       796,382
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)........................ 2006   1.460       1.707            --
                                                                                     2005   1.336       1.460       295,550
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)......... 2013   3.118       3.052            79
                                                                                     2012   2.789       3.118           757
                                                                                     2011   3.354       2.789       403,575
                                                                                     2010   2.887       3.354       920,185
                                                                                     2009   1.693       2.887     1,031,411
                                                                                     2008   3.623       1.693       992,574
                                                                                     2007   2.847       3.623     1,495,640
                                                                                     2006   2.249       2.847       879,961
                                                                                     2005   1.787       2.249       650,950
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04).................... 2013   1.515       1.840            13
                                                                                     2012   1.297       1.515        16,335
                                                                                     2011   1.468       1.297       627,988
                                                                                     2010   1.371       1.468     1,438,619
                                                                                     2009   1.012       1.371     1,377,122
                                                                                     2008   1.719       1.012     1,614,440
                                                                                     2007   1.507       1.719     2,065,246
                                                                                     2006   1.256       1.507     1,393,677
                                                                                     2005   1.153       1.256     1,280,071
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00).......................... 2013   0.745       0.973           512
                                                                                     2012   0.645       0.745         9,786
                                                                                     2011   0.664       0.645       997,489
                                                                                     2010   0.535       0.664     2,098,439
                                                                                     2009   0.375       0.535     2,563,550
                                                                                     2008   0.676       0.375     2,701,046
                                                                                     2007   0.562       0.676     3,769,349
                                                                                     2006   0.502       0.562     3,117,374
                                                                                     2005   0.453       0.502     4,621,566
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00)................... 2006   0.836       0.896            --
                                                                                     2005   0.755       0.836       536,216
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03)...................................... 2006   1.560       1.757            --
                                                                                     2005   1.518       1.560       225,118
Legg Mason Partners Equity Trust
 LMPET ClearBridge Small Cap Value Subaccount (Class A) (5/01)...................... 2013   1.929       2.559        13,477
                                                                                     2012   1.693       1.929        22,355
                                                                                     2011   1.845       1.693       258,834
                                                                                     2010   1.495       1.845       550,421
                                                                                     2009   1.139       1.495       694,486
                                                                                     2008   1.799       1.139       831,829
                                                                                     2007   1.869       1.799     1,237,679
                                                                                     2006   1.698       1.869     1,431,951
                                                                                     2005   1.612       1.698     1,517,390
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96)..................... 2013   2.359       2.336           743

                                  UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                          UNIT      UNIT     NUMBER OF
                                                                                         VALUE      VALUE      UNITS
                                                                                           AT        AT     OUTSTANDING
                                                                                       BEGINNING   END OF       AT
PORTFOLIO NAME                                                                  YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                               2012   2.086       2.359         14,669
                                                                               2011   2.007       2.086        316,517
                                                                               2010   1.822       2.007        979,162
                                                                               2009   1.379       1.822        990,690
                                                                               2008   1.813       1.379      1,111,634
                                                                               2007   1.806       1.813      1,724,627
                                                                               2006   1.773       1.806      2,189,826
                                                                               2005   1.763       1.773      2,887,081
 Templeton Growth Fund, Inc. (Class A) (8/96)................................. 2011   2.133       2.390             --
                                                                               2010   2.007       2.133      1,464,347
                                                                               2009   1.553       2.007      1,571,710
                                                                               2008   2.781       1.553      2,166,454
                                                                               2007   2.754       2.781      3,240,480
                                                                               2006   2.288       2.754      4,265,798
                                                                               2005   2.141       2.288      5,056,111
Legg Mason Partners Investment Series
 LMPIS Growth and Income Subaccount (5/01).................................... 2007   1.110       1.163             --
                                                                               2006   0.999       1.110        166,387
                                                                               2005   0.974       0.999        240,286
 LMPIS Premier Selections All Cap Growth Subaccount (5/01).................... 2007   0.973       1.037             --
                                                                               2006   0.917       0.973      2,175,821
                                                                               2005   0.873       0.917      3,037,270
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00).... 2013   1.272       1.858          1,849
                                                                               2012   1.085       1.272        129,939
                                                                               2011   1.071       1.085      3,332,686
                                                                               2010   0.867       1.071      7,481,745
                                                                               2009   0.652       0.867      8,943,247
                                                                               2008   1.108       0.652     10,579,021
                                                                               2007   1.105       1.108     16,511,250
                                                                               2006   1.028       1.105     18,122,589
                                                                               2005   0.932       1.028     19,883,127
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (5/01)........ 2013   0.930       1.214         13,058
                                                                               2012   0.819       0.930         26,443
                                                                               2011   0.883       0.819      1,337,263
                                                                               2010   0.767       0.883      2,094,228
                                                                               2009   0.600       0.767      2,066,524
                                                                               2008   0.957       0.600      2,580,673
                                                                               2007   1.005       0.957      3,340,881
                                                                               2006   1.005       1.005             --
                                                                               2005   1.005       1.005             --
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)......... 2013   1.705       2.190             59
                                                                               2012   1.489       1.705          6,293
                                                                               2011   1.468       1.489        778,350
                                                                               2010   1.319       1.468      1,672,270
                                                                               2009   1.094       1.319      2,187,318
                                                                               2008   1.566       1.094      2,765,918
                                                                               2007   1.462       1.566      3,702,559
                                                                               2006   1.288       1.462      3,840,699
                                                                               2005   1.250       1.288      4,989,250
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)........ 2013   1.526       1.899            180
                                                                               2012   1.353       1.526            292
                                                                               2011   1.269       1.353        405,804
                                                                               2010   1.144       1.269        662,227
                                                                               2009   0.942       1.144        621,507
                                                                               2008   1.467       0.942      1,056,578
                                                                               2007   1.456       1.467      1,989,956
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98).... 2013   1.934       2.635             30
                                                                               2012   1.627       1.934          2,250
                                                                               2011   1.657       1.627        333,536
                                                                               2010   1.527       1.657        662,287
                                                                               2009   1.085       1.527        759,254
                                                                               2008   1.752       1.085      1,245,864
                                                                               2007   1.684       1.752      2,161,211
                                                                               2006   1.629       1.684      2,313,422
                                                                               2005   1.567       1.629      3,006,425
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)..... 2013   1.824       2.385            174

                                      UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                                 UNIT      UNIT     NUMBER OF
                                                                                                VALUE      VALUE      UNITS
                                                                                                  AT        AT     OUTSTANDING
                                                                                              BEGINNING   END OF       AT
PORTFOLIO NAME                                                                         YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                      2012   1.584       1.824          5,427
                                                                                      2011   1.528       1.584        363,040
                                                                                      2010   1.413       1.528        850,498
                                                                                      2009   1.148       1.413      1,158,869
                                                                                      2008   1.805       1.148      1,391,111
                                                                                      2007   1.759       1.805      2,673,586
                                                                                      2006   1.505       1.759      3,480,461
                                                                                      2005   1.430       1.505      4,900,506
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)............ 2013   1.688       2.452          1,986
                                                                                      2012   1.430       1.688          4,338
                                                                                      2011   1.428       1.430        195,286
                                                                                      2010   1.154       1.428        407,878
                                                                                      2009   0.818       1.154        534,450
                                                                                      2008   1.397       0.818        595,684
                                                                                      2007   1.352       1.397        813,333
 LMPVET Equity Index Subaccount (Class II) (5/04).................................... 2009   0.814       0.793             --
                                                                                      2008   1.317       0.814      3,252,962
                                                                                      2007   1.271       1.317      5,341,167
                                                                                      2006   1.117       1.271      4,940,212
                                                                                      2005   1.085       1.117      8,117,520
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)............... 2013   1.401       1.643             --
                                                                                      2012   1.281       1.401            112
                                                                                      2011   1.297       1.281        172,264
                                                                                      2010   1.170       1.297        250,443
                                                                                      2009   0.964       1.170        398,753
                                                                                      2008   1.304       0.964        657,760
                                                                                      2007   1.190       1.304      1,040,849
                                                                                      2006   1.119       1.190        941,282
                                                                                      2005   1.085       1.119        951,069
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).............. 2013   1.004       1.004             --
                                                                                      2012   1.004       1.004             --
                                                                                      2011   1.015       1.004             --
                                                                                      2010   0.941       1.015        420,282
                                                                                      2009   0.811       0.941        413,773
                                                                                      2008   1.041       0.811        328,180
                                                                                      2007   1.040       1.041        216,147
                                                                                      2006   1.011       1.040        194,793
                                                                                      2005   0.999       1.011        133,365
 LMPVIT Western Asset Variable Diversified Strategic Income Subaccount (8/98)........ 2011   1.505       1.537             --
                                                                                      2010   1.366       1.505        282,086
                                                                                      2009   1.158       1.366        310,109
                                                                                      2008   1.357       1.158        334,030
                                                                                      2007   1.347       1.357        595,911
                                                                                      2006   1.293       1.347        390,972
                                                                                      2005   1.276       1.293        770,196
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98).... 2013   2.338       2.455             --
                                                                                      2012   2.000       2.338          3,179
                                                                                      2011   1.990       2.000        308,755
                                                                                      2010   1.752       1.990        650,316
                                                                                      2009   1.140       1.752        616,959
                                                                                      2008   1.668       1.140        619,008
                                                                                      2007   1.689       1.668        879,643
                                                                                      2006   1.545       1.689      1,115,249
                                                                                      2005   1.506       1.545      1,378,708
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)........................ 2010   1.229       1.224             --
                                                                                      2009   1.241       1.229     12,762,892
                                                                                      2008   1.224       1.241     16,985,237
                                                                                      2007   1.181       1.224     18,903,790
                                                                                      2006   1.143       1.181     19,398,431
                                                                                      2005   1.125       1.143     22,223,914
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).......................................... 2007   2.260       2.374             --
                                                                                      2006   1.937       2.260      1,730,108
                                                                                      2005   1.884       1.937      1,952,120
 LMPVPI Total Return Subaccount (Class I) (10/98).................................... 2007   1.419       1.462             --

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                          2006   1.276       1.419     2,112,501
                                                                          2005   1.250       1.276     2,583,391
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)....... 2007   1.287       1.376            --
                                                                          2006   1.154       1.287       720,717
                                                                          2005   1.113       1.154       755,078
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).............. 2007   1.309       1.363            --
                                                                          2006   1.130       1.309     1,283,422
                                                                          2005   1.108       1.130       936,476
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).................. 2007   1.378       1.520            --
                                                                          2006   1.242       1.378       842,446
                                                                          2005   1.162       1.242     1,068,892
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)............. 2008   2.628       2.536            --
                                                                          2007   2.508       2.628       630,126
                                                                          2006   2.627       2.508       635,313
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *................. 2013   2.016       2.189            --
                                                                          2012   1.745       2.016        13,057
                                                                          2011   1.721       1.745       290,953
                                                                          2010   1.499       1.721       644,252
                                                                          2009   1.029       1.499       463,145
                                                                          2008   1.373       1.029       526,284
                                                                          2007   1.352       1.373       725,156
                                                                          2006   1.279       1.352       479,739
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)............... 2007   1.139       1.196            --
                                                                          2006   1.073       1.139       583,463
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)............... 2013   1.080       1.432            --
                                                                          2012   0.963       1.080            --
                                                                          2011   0.973       0.963       272,020
                                                                          2010   0.874       0.973       668,719
                                                                          2009   0.742       0.874       483,318
                                                                          2008   1.198       0.742       491,059
                                                                          2007   1.186       1.198       621,422
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)............. 2013   1.065       1.092            --
                                                                          2012   0.854       1.065            --
                                                                          2011   0.912       0.854       440,717
                                                                          2010   0.794       0.912     1,087,199
                                                                          2009   0.595       0.794     1,236,708
                                                                          2008   1.030       0.595       996,672
                                                                          2007   1.223       1.030     1,194,039
                                                                          2006   1.003       1.223     1,366,730
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)....... 2013   3.058       3.901        46,825
                                                                          2012   2.519       3.058        83,481
                                                                          2011   2.751       2.519       947,150
                                                                          2010   2.539       2.751     2,253,638
                                                                          2009   1.794       2.539     2,709,138
                                                                          2008   3.123       1.794     3,474,381
                                                                          2007   2.423       3.123     4,387,779
                                                                          2006   2.357       2.423     4,882,564
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *......... 2013   1.878       2.428            --
                                                                          2012   1.468       1.878        20,291
                                                                          2011   1.728       1.468       779,737
                                                                          2010   1.499       1.728     1,646,698
                                                                          2009   0.976       1.499     2,049,145
                                                                          2008   1.666       0.976     2,147,433
                                                                          2007   1.700       1.666     3,383,241
                                                                          2006   1.539       1.700     3,707,912
 MIST Invesco Comstock Subaccount (Class B) (5/09)....................... 2013   1.707       2.284            --
                                                                          2012   1.458       1.707           530
                                                                          2011   1.497       1.458       183,048
                                                                          2010   1.319       1.497       658,049
                                                                          2009   1.054       1.319       604,024
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *................ 2013   1.386       1.785            --

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                          2012   1.223       1.386         4,657
                                                                          2011   1.285       1.223       364,708
                                                                          2010   1.036       1.285       669,933
                                                                          2009   0.829       1.036       695,285
                                                                          2008   1.370       0.829       785,878
                                                                          2007   1.505       1.370     1,258,998
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06)............. 2013   1.723       1.841            69
                                                                          2012   1.540       1.723           221
                                                                          2011   1.487       1.540       193,512
                                                                          2010   1.330       1.487       577,176
                                                                          2009   0.982       1.330       471,414
                                                                          2008   1.217       0.982       393,134
                                                                          2007   1.153       1.217       753,584
                                                                          2006   1.097       1.153       587,624
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)........... 2009   0.764       0.727            --
                                                                          2008   1.349       0.764     2,502,205
                                                                          2007   1.220       1.349     4,231,792
                                                                          2006   1.231       1.220     5,869,215
 MIST Met/Templeton Growth Subaccount (Class E) (5/11)................... 2013   2.385       2.536            --
                                                                          2012   1.974       2.385         7,613
                                                                          2011   2.392       1.974       558,064
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)............ 2013   1.013       1.296            --
                                                                          2012   0.878       1.013            --
                                                                          2011   1.024       0.878       381,535
 MIST MLA Mid Cap Subaccount (Class A) (4/08)............................ 2013   2.590       2.811            --
                                                                          2012   2.483       2.590            --
                                                                          2011   2.649       2.483        90,274
                                                                          2010   2.175       2.649       390,361
                                                                          2009   1.605       2.175       432,010
                                                                          2008   2.531       1.605       441,896
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13).............. 2013   1.015       1.165        11,440
 MIST PIMCO Total Return Subaccount (Class B) (5/09)..................... 2013   1.925       1.866            64
                                                                          2012   1.783       1.925        18,692
                                                                          2011   1.749       1.783     1,024,401
                                                                          2010   1.637       1.749     2,735,065
                                                                          2009   1.465       1.637     2,701,876
 MIST Pioneer Fund Subaccount (Class A) (4/06)........................... 2013   1.601       2.105            --
                                                                          2012   1.465       1.601            --
                                                                          2011   1.553       1.465        57,813
                                                                          2010   1.353       1.553        54,490
                                                                          2009   1.105       1.353        55,915
                                                                          2008   1.665       1.105        59,627
                                                                          2007   1.605       1.665        45,109
                                                                          2006   1.489       1.605        56,873
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)............... 2013   2.526       2.535            47
                                                                          2012   2.291       2.526            47
                                                                          2011   2.237       2.291       286,182
                                                                          2010   2.018       2.237       561,712
                                                                          2009   1.535       2.018       591,980
                                                                          2008   1.740       1.535       571,953
                                                                          2007   1.652       1.740       609,762
                                                                          2006   1.590       1.652       404,899
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *........ 2013   1.040       1.375         8,662
                                                                          2012   0.892       1.040        24,625
                                                                          2011   0.941       0.892     2,155,714
                                                                          2010   0.814       0.941     4,543,241
                                                                          2009   0.695       0.814     4,813,907
                                                                          2008   1.105       0.695     5,771,799
                                                                          2007   1.079       1.105     8,236,382
                                                                          2006   1.001       1.079     8,652,586
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *........ 2013   1.851       2.422         3,158

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                      UNIT      UNIT     NUMBER OF
                                                                                     VALUE      VALUE      UNITS
                                                                                       AT        AT     OUTSTANDING
                                                                                   BEGINNING   END OF       AT
PORTFOLIO NAME                                                              YEAR    OF YEAR     YEAR    END OF YEAR
-------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                           2012   1.588       1.851         3,847
                                                                           2011   1.766       1.588       419,458
                                                                           2010   1.490       1.766       982,639
                                                                           2009   1.193       1.490     1,164,909
                                                                           2008   1.720       1.193     1,304,727
                                                                           2007   1.796       1.720     1,772,826
                                                                           2006   1.757       1.796       292,039
MetLife Investment Funds, Inc.
 MetLife Investment Diversified Bond Subaccount (Class I) (9/00).......... 2007   1.333       1.377            --
                                                                           2006   1.294       1.333     2,532,392
                                                                           2005   1.283       1.294     2,132,297
 MetLife Investment International Stock Subaccount (Class I) (7/00)....... 2007   1.150       1.235            --
                                                                           2006   0.920       1.150     2,124,768
                                                                           2005   0.812       0.920     1,967,663
 MetLife Investment Large Company Stock Subaccount (Class I) (7/01)....... 2007   1.140       1.191            --
                                                                           2006   1.025       1.140     2,033,614
                                                                           2005   0.972       1.025     1,662,132
 MetLife Investment Small Company Stock Subaccount (Class I) (9/00)....... 2007   1.344       1.343            --
                                                                           2006   1.196       1.344     2,176,793
                                                                           2005   1.129       1.196     2,194,715
Metropolitan Series Fund
 MSF Barclays Aggregate Bond Index Subaccount (Class A) (11/07) *......... 2013   1.735       1.674            --
                                                                           2012   1.690       1.735         5,595
                                                                           2011   1.591       1.690       812,298
                                                                           2010   1.518       1.591     1,367,040
                                                                           2009   1.461       1.518     1,203,516
                                                                           2008   1.395       1.461     1,292,994
                                                                           2007   1.376       1.395     1,601,633
 MSF BlackRock Bond Income Subaccount (Class A) (4/06).................... 2013   1.883       1.846        17,006
                                                                           2012   1.772       1.883        27,419
                                                                           2011   1.683       1.772       368,174
                                                                           2010   1.572       1.683       563,347
                                                                           2009   1.454       1.572       602,663
                                                                           2008   1.523       1.454       682,743
                                                                           2007   1.451       1.523     1,129,630
                                                                           2006   1.393       1.451     1,486,616
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09)........... 2013   1.585       2.102        14,990
                                                                           2012   1.403       1.585        62,289
                                                                           2011   1.559       1.403       740,968
                                                                           2010   1.317       1.559     2,223,954
                                                                           2009   1.043       1.317     2,646,108
 MSF BlackRock Money Market Subaccount (Class E) (5/10)................... 2013   1.186       1.172        64,312
                                                                           2012   1.200       1.186       247,430
                                                                           2011   1.215       1.200     4,877,946
                                                                           2010   1.224       1.215     9,754,769
 MSF Davis Venture Value Subaccount (Class A) (4/08)...................... 2013   1.177       1.554         2,825
                                                                           2012   1.055       1.177         9,357
                                                                           2011   1.113       1.055       531,533
                                                                           2010   1.006       1.113       993,305
                                                                           2009   0.771       1.006     1,076,853
                                                                           2008   1.246       0.771     1,316,898
 MSF FI Large Cap Subaccount (Class A) (4/06)............................. 2009   0.972       1.015            --
                                                                           2008   1.782       0.972     2,015,573
                                                                           2007   1.735       1.782     2,922,807
                                                                           2006   1.707       1.735     3,628,587
 MSF FI Value Leaders Subaccount (Class D) (4/06)......................... 2013   1.871       2.063            --
                                                                           2012   1.638       1.871        20,473
                                                                           2011   1.768       1.638       194,836
                                                                           2010   1.563       1.768       451,165
                                                                           2009   1.300       1.563       560,037
                                                                           2008   2.157       1.300       820,553
                                                                           2007   2.098       2.157     1,369,995
                                                                           2006   2.039       2.098     1,594,139
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06).................. 2013   0.701       0.919        46,643

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                               UNIT      UNIT     NUMBER OF
                                                                                              VALUE      VALUE      UNITS
                                                                                                AT        AT     OUTSTANDING
                                                                                            BEGINNING   END OF       AT
PORTFOLIO NAME                                                                       YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                    2012   0.640       0.701        47,525
                                                                                    2011   0.669       0.640       719,971
                                                                                    2010   0.588       0.669     2,574,969
                                                                                    2009   0.399       0.588     3,210,923
                                                                                    2008   0.744       0.399     3,203,312
                                                                                    2007   0.625       0.744     5,081,907
                                                                                    2006   0.639       0.625     5,004,583
 MSF Jennison Growth Subaccount (Class B) (4/08)................................... 2013   0.974       1.315            48
                                                                                    2012   0.853       0.974           968
                                                                                    2011   0.861       0.853        74,362
                                                                                    2010   0.783       0.861       382,498
                                                                                    2009   0.568       0.783       396,634
                                                                                    2008   0.855       0.568       382,441
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.946       1.027            --
                                                                                    2010   0.828       0.946       700,799
                                                                                    2009   0.637       0.828       781,455
                                                                                    2008   1.083       0.637       825,841
                                                                                    2007   1.061       1.083       305,981
                                                                                    2006   1.000       1.061        40,037
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.313       1.353            --
                                                                                    2012   1.218       1.313            --
                                                                                    2011   1.193       1.218       341,086
                                                                                    2010   1.098       1.193       457,731
                                                                                    2009   0.922       1.098       503,862
                                                                                    2008   1.089       0.922       447,082
                                                                                    2007   1.044       1.089       197,618
                                                                                    2006   1.000       1.044           509
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.247       1.367           873
                                                                                    2012   1.133       1.247           873
                                                                                    2011   1.134       1.133       443,817
                                                                                    2010   1.029       1.134       401,622
                                                                                    2009   0.842       1.029       506,575
                                                                                    2008   1.087       0.842       365,673
                                                                                    2007   1.050       1.087       223,737
                                                                                    2006   1.000       1.050         1,220
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.170       1.363           874
                                                                                    2012   1.045       1.170           874
                                                                                    2011   1.073       1.045       298,314
                                                                                    2010   0.959       1.073       710,685
                                                                                    2009   0.767       0.959     1,101,943
                                                                                    2008   1.088       0.767     1,112,599
                                                                                    2007   1.055       1.088       735,496
                                                                                    2006   1.000       1.055        24,806
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)......... 2013   1.093       1.342         2,463
                                                                                    2012   0.959       1.093         2,463
                                                                                    2011   1.008       0.959       688,664
                                                                                    2010   0.890       1.008     1,232,590
                                                                                    2009   0.698       0.890     1,445,536
                                                                                    2008   1.088       0.698     1,433,738
                                                                                    2007   1.060       1.088       686,969
                                                                                    2006   1.000       1.060       149,555
 MSF MetLife Stock Index Subaccount (Class A) (11/07) *............................ 2013   1.219       1.590        62,858
                                                                                    2012   1.066       1.219        68,210
                                                                                    2011   1.059       1.066     1,644,108
                                                                                    2010   0.934       1.059     2,893,382
                                                                                    2009   0.749       0.934     3,064,717
                                                                                    2008   1.205       0.749       999,544
                                                                                    2007   1.214       1.205     1,374,390
 MSF MFS(Reg. TM) Total Return Subaccount (Class F) (4/06)......................... 2013   2.459       2.885           239
                                                                                    2012   2.235       2.459        13,072
                                                                                    2011   2.213       2.235       939,324
                                                                                    2010   2.038       2.213     2,225,993
                                                                                    2009   1.743       2.038     2,493,349
                                                                                    2008   2.271       1.743     2,895,676
                                                                                    2007   2.206       2.271     4,884,518
                                                                                    2006   2.058       2.206     4,985,934
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)................................ 2013   1.516       2.034             9

                             UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                                                      UNIT
                                                                                                     VALUE
                                                                                                       AT
                                                                                                   BEGINNING
PORTFOLIO NAME                                                                              YEAR    OF YEAR
------------------------------------------------------------------------------------------ ------ -----------
                                                                                           2012   1.316
                                                                                           2011   1.320
                                                                                           2010   1.199
                                                                                           2009   1.005
                                                                                           2008   1.507
                                                                                           2007   1.417
                                                                                           2006   1.279
 MSF MSCI EAFE(Reg. TM) Index Subaccount (Class A) (11/07) *.............................. 2013   0.957
                                                                                           2012   0.819
                                                                                           2011   0.947
                                                                                           2010   0.886
                                                                                           2009   0.697
                                                                                           2008   1.217
                                                                                           2007   1.247
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 2013   2.831
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2013   1.490
                                                                                           2012   1.296
                                                                                           2011   1.368
                                                                                           2010   1.091
                                                                                           2009   0.876
                                                                                           2008   1.333
                                                                                           2007   1.372
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 2013   1.234
                                                                                           2012   1.053
                                                                                           2011   1.080
                                                                                           2010   0.936
                                                                                           2009   0.662
                                                                                           2008   1.156
                                                                                           2007   1.072
                                                                                           2006   0.998
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2013   1.644
                                                                                           2012   1.435
                                                                                           2011   1.432
                                                                                           2010   1.076
                                                                                           2009   0.786
                                                                                           2008   1.192
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 2013   1.719
                                                                                           2012   1.563
                                                                                           2011   1.540
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 2013   1.279
                                                                                           2012   1.250
                                                                                           2011   1.198
                                                                                           2010   1.144
                                                                                           2009   1.108
                                                                                           2008   1.124
                                                                                           2007   1.088
                                                                                           2006   1.049
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)........................... 2006   1.123
                                                                                           2005   1.075
PIMCO Variable Insurance Trust
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).......................... 2009   1.412
                                                                                           2008   1.364
                                                                                           2007   1.269
                                                                                           2006   1.237
                                                                                           2005   1.222
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)................................... 2007   1.989
                                                                                           2006   1.717
                                                                                           2005   1.623
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)..................................... 2006   1.155
                                                                                           2005   1.075
 Travelers Convertible Securities Subaccount (5/04)....................................... 2006   1.028
                                                                                           2005   1.037



                                                                                             UNIT     NUMBER OF
                                                                                             VALUE      UNITS
                                                                                              AT     OUTSTANDING
                                                                                            END OF       AT
PORTFOLIO NAME                                                                               YEAR    END OF YEAR
------------------------------------------------------------------------------------------ -------- ------------
                                                                                           1.516         3,771
                                                                                           1.316       363,041
                                                                                           1.320       830,462
                                                                                           1.199       817,971
                                                                                           1.005       883,603
                                                                                           1.507     1,087,140
                                                                                           1.417       682,895
 MSF MSCI EAFE(Reg. TM) Index Subaccount (Class A) (11/07) *.............................. 1.152            81
                                                                                           0.957            81
                                                                                           0.819       381,641
                                                                                           0.947       886,835
                                                                                           0.886     1,073,691
                                                                                           0.697     1,210,744
                                                                                           1.217     1,805,765
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 3.545            --
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2.040            --
                                                                                           1.490           766
                                                                                           1.296       502,270
                                                                                           1.368     1,803,448
                                                                                           1.091     1,585,016
                                                                                           0.876     1,617,701
                                                                                           1.333     2,346,680
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 1.692            --
                                                                                           1.234           180
                                                                                           1.053       396,069
                                                                                           1.080       758,774
                                                                                           0.936       723,775
                                                                                           0.662       687,710
                                                                                           1.156       918,916
                                                                                           1.072       731,465
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2.342        63,825
                                                                                           1.644        86,178
                                                                                           1.435     1,269,161
                                                                                           1.432     1,744,502
                                                                                           1.076     1,658,903
                                                                                           0.786     2,443,934
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 1.712         7,399
                                                                                           1.719         7,538
                                                                                           1.563        79,484
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 1.256        10,500
                                                                                           1.279        27,206
                                                                                           1.250       551,113
                                                                                           1.198     1,295,021
                                                                                           1.144     1,210,019
                                                                                           1.108     1,205,522
                                                                                           1.124     1,691,731
                                                                                           1.088     1,962,375
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)........................... 1.189            --
                                                                                           1.123     1,017,937
PIMCO Variable Insurance Trust
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).......................... 1.461            --
                                                                                           1.412     3,413,204
                                                                                           1.364     3,413,379
                                                                                           1.269     2,913,815
                                                                                           1.237     3,700,080
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)................................... 2.127            --
                                                                                           1.989     1,162,094
                                                                                           1.717     1,257,929
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)..................................... 1.231            --
                                                                                           1.155     8,956,855
 Travelers Convertible Securities Subaccount (5/04)....................................... 1.097            --
                                                                                           1.028       130,864

                            UGVA -- SEPARATE ACCOUNT CHARGES 1.20% (CONTINUED)
                                                                             UNIT      UNIT     NUMBER OF
                                                                            VALUE      VALUE      UNITS
                                                                              AT        AT     OUTSTANDING
                                                                          BEGINNING   END OF       AT
PORTFOLIO NAME                                                     YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------- ------ ----------- -------- ------------
 Travelers Disciplined Mid Cap Stock Subaccount (8/98)........... 2006   2.402       2.627            --
                                                                  2005   2.162       2.402       992,780
 Travelers Equity Income Subaccount (10/96)...................... 2006   1.938       2.039            --
                                                                  2005   1.878       1.938     2,002,181
 Travelers Federated High Yield Subaccount (11/96)............... 2006   1.246       1.279            --
                                                                  2005   1.230       1.246       954,262
 Travelers Large Cap Subaccount (9/96)........................... 2006   1.655       1.707            --
                                                                  2005   1.541       1.655     2,976,270
 Travelers Mercury Large Cap Core Subaccount (6/98).............. 2006   1.009       1.073            --
                                                                  2005   0.911       1.009       706,664
 Travelers MFS(Reg. TM) Mid Cap Growth Subaccount (6/01)......... 2006   0.603       0.639            --
                                                                  2005   0.592       0.603     6,955,206
 Travelers MFS(Reg. TM) Total Return Subaccount (8/96)........... 2006   1.991       2.058            --
                                                                  2005   1.958       1.991     6,335,268
 Travelers MFS(Reg. TM) Value Subaccount (5/04).................. 2006   1.182       1.279            --
                                                                  2005   1.124       1.182       352,618
 Travelers Mondrian International Stock Subaccount (9/96)........ 2006   1.338       1.539            --
                                                                  2005   1.236       1.338     3,900,613
 Travelers Pioneer Fund Subaccount (5/03)........................ 2006   1.401       1.489            --
                                                                  2005   1.338       1.401        63,532
 Travelers Pioneer Strategic Income Subaccount (9/96)............ 2006   1.572       1.590            --
                                                                  2005   1.535       1.572       333,790
 Travelers Quality Bond Subaccount (7/97)........................ 2006   1.404       1.393            --
                                                                  2005   1.398       1.404     1,800,862
 Travelers Strategic Equity Subaccount (9/96).................... 2006   1.642       1.715            --
                                                                  2005   1.628       1.642     2,148,959
 Travelers U.S. Government Securities Subaccount (5/04).......... 2006   1.086       1.049            --
                                                                  2005   1.054       1.086     2,874,712
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03).............. 2009   1.050       1.020            --
                                                                  2008   1.655       1.050       605,115
                                                                  2007   1.715       1.655       759,279
                                                                  2006   1.496       1.715       634,957
                                                                  2005   1.454       1.496       413,091





                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.30%
                                                                                    UNIT      UNIT     NUMBER OF
                                                                                   VALUE      VALUE      UNITS
                                                                                     AT        AT     OUTSTANDING
                                                                                 BEGINNING   END OF       AT
PORTFOLIO NAME                                                            YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------ ------ ----------- -------- ------------
Dreyfus A Bonds Plus, Inc. (9/96)....................................... 2006   1.454       1.454             --
                                                                         2005   1.441       1.454             --
Smith Barney Aggressive Growth Subaccount Inc. (Class A) (10/96)........ 2006   2.923       2.923             --
                                                                         2005   2.923       2.923             --
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise Subaccount (Series II) (5/01).......... 2008   0.887       0.847             --
                                                                         2007   0.771       0.887      1,405,023
                                                                         2006   0.761       0.771      1,289,357
                                                                         2005   0.716       0.761      1,410,013
AllianceBernstein Variable Products Series Fund, Inc.
 AllianceBernstein Growth and Income Subaccount (Class B) (5/04)........ 2006   1.112       1.164             --
                                                                         2005   1.077       1.112     36,883,407
 AllianceBernstein Large-Cap Growth Subaccount (Class B) (6/01)......... 2006   0.880       0.864             --
                                                                         2005   0.777       0.880      1,525,982
American Funds Insurance Series(Reg. TM)

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                                UNIT      UNIT     NUMBER OF
                                                                                               VALUE      VALUE      UNITS
                                                                                                 AT        AT     OUTSTANDING
                                                                                             BEGINNING   END OF       AT
PORTFOLIO NAME                                                                        YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------------ ------ ----------- -------- ------------
 American Funds Global Growth Subaccount (Class 2) (5/04)........................... 2013   1.719       2.192      2,166,690
                                                                                     2012   1.421       1.719      2,662,265
                                                                                     2011   1.580       1.421      4,633,360
                                                                                     2010   1.432       1.580      6,581,997
                                                                                     2009   1.020       1.432      7,233,676
                                                                                     2008   1.677       1.020      7,223,731
                                                                                     2007   1.479       1.677      6,649,362
                                                                                     2006   1.244       1.479      4,587,546
                                                                                     2005   1.105       1.244      3,061,076
 American Funds Growth Subaccount (Class 2) (5/04).................................. 2013   1.475       1.894      3,133,258
                                                                                     2012   1.268       1.475      3,869,231
                                                                                     2011   1.342       1.268      7,135,632
                                                                                     2010   1.145       1.342     11,476,422
                                                                                     2009   0.832       1.145     13,545,511
                                                                                     2008   1.505       0.832     13,051,970
                                                                                     2007   1.357       1.505     13,601,883
                                                                                     2006   1.247       1.357     10,628,006
                                                                                     2005   1.087       1.247      6,122,667
 American Funds Growth-Income Subaccount (Class 2) (5/04)........................... 2013   1.305       1.720      2,640,902
                                                                                     2012   1.126       1.305      2,935,993
                                                                                     2011   1.162       1.126      4,705,041
                                                                                     2010   1.056       1.162      7,285,383
                                                                                     2009   0.815       1.056      7,547,697
                                                                                     2008   1.329       0.815      7,772,558
                                                                                     2007   1.282       1.329      8,105,106
                                                                                     2006   1.127       1.282      7,235,979
                                                                                     2005   1.079       1.127      7,466,608
Capital Appreciation Fund
 Capital Appreciation Fund (8/96)................................................... 2006   2.348       2.325             --
                                                                                     2005   2.012       2.348     38,316,442
Delaware VIP Trust
 Delaware VIP REIT Subaccount (Standard Class) (5/03)............................... 2006   1.736       2.273             --
                                                                                     2005   1.641       1.736      4,078,473
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Subaccount (Initial Shares) (7/98)........................ 2008   1.291       1.237             31
                                                                                     2007   1.221       1.291      9,406,157
                                                                                     2006   1.062       1.221     12,186,134
                                                                                     2005   1.031       1.062     15,118,185
 Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (6/98).................. 2008   1.245       1.177             --
                                                                                     2007   1.419       1.245     11,758,919
                                                                                     2006   1.385       1.419     15,844,520
                                                                                     2005   1.326       1.385     19,865,885
Fidelity(Reg. TM) Variable Insurance Products
 Fidelity VIP Contrafund(Reg. TM) Subaccount (Service Class 2) (6/01)............... 2013   1.689       2.183      2,309,588
                                                                                     2012   1.473       1.689      2,967,387
                                                                                     2011   1.535       1.473      5,164,998
                                                                                     2010   1.330       1.535      7,733,255
                                                                                     2009   0.995       1.330      9,265,313
                                                                                     2008   1.758       0.995      9,902,998
                                                                                     2007   1.519       1.758     11,065,817
                                                                                     2006   1.381       1.519     10,457,630
                                                                                     2005   1.199       1.381      7,904,103
 Fidelity VIP Mid Cap Subaccount (Service Class 2) (5/01)........................... 2013   2.345       3.145      1,829,790
                                                                                     2012   2.074       2.345      2,647,200
                                                                                     2011   2.356       2.074      4,581,677
                                                                                     2010   1.857       2.356      7,667,248
                                                                                     2009   1.346       1.857      9,000,472
                                                                                     2008   2.258       1.346      9,951,621
                                                                                     2007   1.983       2.258     12,076,657
                                                                                     2006   1.788       1.983     13,786,295
                                                                                     2005   1.534       1.788     12,661,665
Franklin Templeton Variable Insurance Products Trust
 FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) (5/01)........ 2013   1.237       1.687        514,004

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                               UNIT      UNIT     NUMBER OF
                                                                                              VALUE      VALUE      UNITS
                                                                                                AT        AT     OUTSTANDING
                                                                                            BEGINNING   END OF       AT
PORTFOLIO NAME                                                                       YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                    2012   1.131       1.237        853,470
                                                                                    2011   1.204       1.131      1,395,992
                                                                                    2010   0.955       1.204      1,969,799
                                                                                    2009   0.674       0.955      2,258,515
                                                                                    2008   1.188       0.674      2,275,901
                                                                                    2007   1.082       1.188      2,833,281
                                                                                    2006   1.008       1.082      2,599,845
                                                                                    2005   0.975       1.008      2,633,975
 FTVIPT Mutual Shares Securities Subaccount (Class 2) (5/03)....................... 2006   1.456       1.701             --
                                                                                    2005   1.334       1.456      1,527,395
 FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) (5/03)........ 2013   3.088       3.020        611,501
                                                                                    2012   2.765       3.088        857,464
                                                                                    2011   3.328       2.765      1,689,050
                                                                                    2010   2.868       3.328      3,010,383
                                                                                    2009   1.683       2.868      3,541,673
                                                                                    2008   3.606       1.683      3,437,310
                                                                                    2007   2.837       3.606      4,728,324
                                                                                    2006   2.244       2.837      4,154,839
                                                                                    2005   1.784       2.244      3,342,105
 FTVIPT Templeton Foreign Securities Subaccount (Class 2) (5/04)................... 2013   1.502       1.823        686,703
                                                                                    2012   1.287       1.502      1,211,761
                                                                                    2011   1.459       1.287      2,393,096
                                                                                    2010   1.363       1.459      3,982,079
                                                                                    2009   1.008       1.363      4,815,991
                                                                                    2008   1.712       1.008      5,208,729
                                                                                    2007   1.503       1.712      5,436,208
                                                                                    2006   1.253       1.503      5,273,068
                                                                                    2005   1.153       1.253      3,915,005
Janus Aspen Series
 Janus Aspen Enterprise Subaccount (Service Shares) (5/00)......................... 2013   0.736       0.959      3,680,523
                                                                                    2012   0.637       0.736      4,760,174
                                                                                    2011   0.657       0.637      7,464,584
                                                                                    2010   0.530       0.657     12,963,279
                                                                                    2009   0.372       0.530     13,437,706
                                                                                    2008   0.671       0.372     16,060,416
                                                                                    2007   0.558       0.671     17,888,407
                                                                                    2006   0.499       0.558     18,458,976
                                                                                    2005   0.451       0.499     21,940,688
 Janus Aspen Growth and Income Subaccount (Service Shares) (5/00).................. 2006   0.832       0.890             --
                                                                                    2005   0.751       0.832      2,980,527
Lazard Retirement Series, Inc.
 Lazard Retirement Small Cap Subaccount (5/03)..................................... 2006   1.556       1.751             --
                                                                                    2005   1.516       1.556      1,138,203
Legg Mason Partners Equity Trust
 LMPET ClearBridge Small Cap Value Subaccount (Class A) (5/01)..................... 2013   1.907       2.527          9,692
                                                                                    2012   1.676       1.907         31,291
                                                                                    2011   1.828       1.676        535,368
                                                                                    2010   1.482       1.828      1,070,940
                                                                                    2009   1.130       1.482      1,345,432
                                                                                    2008   1.787       1.130      1,502,662
                                                                                    2007   1.858       1.787      1,588,592
                                                                                    2006   1.690       1.858      2,152,662
                                                                                    2005   1.606       1.690      2,379,898
Legg Mason Partners Income Trust
 LMPIT Western Asset Corporate Bond Subaccount (Class A) (9/96).................... 2013   2.312       2.287        853,669
                                                                                    2012   2.047       2.312      1,027,467
                                                                                    2011   1.971       2.047      1,948,627
                                                                                    2010   1.791       1.971      4,033,414
                                                                                    2009   1.357       1.791      4,884,811
                                                                                    2008   1.786       1.357      5,402,814
                                                                                    2007   1.781       1.786      6,142,790
                                                                                    2006   1.750       1.781      6,517,632
                                                                                    2005   1.742       1.750      8,590,975
 Templeton Growth Fund, Inc. (Class A) (8/96)...................................... 2011   2.094       2.346             --

                                  UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                          UNIT      UNIT     NUMBER OF
                                                                                         VALUE      VALUE      UNITS
                                                                                           AT        AT     OUTSTANDING
                                                                                       BEGINNING   END OF       AT
PORTFOLIO NAME                                                                  YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------------ ------ ----------- -------- ------------
                                                                               2010   1.973       2.094      9,096,637
                                                                               2009   1.528       1.973     12,052,664
                                                                               2008   2.739       1.528     14,110,046
                                                                               2007   2.715       2.739     18,139,480
                                                                               2006   2.258       2.715     21,753,783
                                                                               2005   2.115       2.258     24,634,141
Legg Mason Partners Investment Series
 LMPIS Growth and Income Subaccount (5/01).................................... 2007   1.104       1.156             --
                                                                               2006   0.994       1.104        553,921
                                                                               2005   0.970       0.994        491,009
 LMPIS Premier Selections All Cap Growth Subaccount (5/01).................... 2007   0.968       1.031             --
                                                                               2006   0.913       0.968      7,848,059
                                                                               2005   0.870       0.913      9,943,374
Legg Mason Partners Variable Equity Trust
 LMPVET ClearBridge Variable Aggressive Growth Subaccount (Class I) (5/00).... 2013   1.256       1.833      1,771,099
                                                                               2012   1.072       1.256      2,204,937
                                                                               2011   1.060       1.072      8,897,041
                                                                               2010   0.859       1.060     20,678,263
                                                                               2009   0.647       0.859     26,443,516
                                                                               2008   1.099       0.647     31,284,102
                                                                               2007   1.097       1.099     40,211,644
                                                                               2006   1.022       1.097     45,313,401
                                                                               2005   0.927       1.022     56,480,312
 LMPVET ClearBridge Variable All Cap Value Subaccount (Class I) (5/01)........ 2013   0.922       1.203      1,748,257
                                                                               2012   0.812       0.922      2,047,811
                                                                               2011   0.877       0.812      3,884,818
                                                                               2010   0.762       0.877      5,865,471
                                                                               2009   0.597       0.762      6,950,854
                                                                               2008   0.953       0.597      8,042,453
                                                                               2007   1.002       0.953     10,360,867
                                                                               2006   1.002       1.002             --
                                                                               2005   1.002       1.002             --
 LMPVET ClearBridge Variable Appreciation Subaccount (Class I) (8/98)......... 2013   1.679       2.155      1,852,830
                                                                               2012   1.467       1.679      2,263,684
                                                                               2011   1.449       1.467      4,459,451
                                                                               2010   1.303       1.449      6,789,393
                                                                               2009   1.081       1.303      8,447,866
                                                                               2008   1.550       1.081     10,790,656
                                                                               2007   1.448       1.550     12,360,673
                                                                               2006   1.278       1.448     15,988,942
                                                                               2005   1.241       1.278     18,272,296
 LMPVET ClearBridge Variable Equity Income Subaccount (Class I) (4/07)........ 2013   1.504       1.869        496,877
                                                                               2012   1.334       1.504        622,756
                                                                               2011   1.252       1.334      1,566,940
                                                                               2010   1.130       1.252      2,876,435
                                                                               2009   0.932       1.130      3,588,547
                                                                               2008   1.452       0.932      4,591,099
                                                                               2007   1.443       1.452      6,028,733
 LMPVET ClearBridge Variable Large Cap Growth Subaccount (Class I) (10/98).... 2013   1.906       2.593        443,350
                                                                               2012   1.604       1.906        741,953
                                                                               2011   1.636       1.604      1,499,097
                                                                               2010   1.509       1.636      2,460,724
                                                                               2009   1.074       1.509      2,869,982
                                                                               2008   1.735       1.074      3,549,913
                                                                               2007   1.669       1.735      4,551,549
                                                                               2006   1.616       1.669      6,380,597
                                                                               2005   1.556       1.616      7,794,578
 LMPVET ClearBridge Variable Large Cap Value Subaccount (Class I) (10/98)..... 2013   1.797       2.348        577,601
                                                                               2012   1.563       1.797        979,595
                                                                               2011   1.509       1.563      2,060,472
                                                                               2010   1.396       1.509      3,965,082
                                                                               2009   1.136       1.396      5,243,621
                                                                               2008   1.788       1.136      6,626,008
                                                                               2007   1.743       1.788      8,541,695
                                                                               2006   1.493       1.743     10,862,446
                                                                               2005   1.420       1.493     12,985,232
 LMPVET ClearBridge Variable Small Cap Growth Subaccount (Class I) (4/07)..... 2013   1.668       2.421        439,884

                                                                                                 UNIT        UNIT     NUMBER OF
                                                                                                    VALUE      VALUE      UNITS
                                                                                                      AT        AT     OUTSTANDING
UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)                                                BEGINNING   END OF       AT
PORTFOLIO NAME                                                                             YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                                          2012   1.415       1.668        573,052
                                                                                          2011   1.414       1.415        949,874
                                                                                          2010   1.144       1.414      1,356,167
                                                                                          2009   0.812       1.144      1,867,734
                                                                                          2008   1.388       0.812      1,990,008
                                                                                          2007   1.344       1.388      2,018,369
 LMPVET Equity Index Subaccount (Class II) (5/04)........................................ 2009   0.810       0.789             25
                                                                                          2008   1.312       0.810      8,979,331
                                                                                          2007   1.267       1.312     11,416,023
                                                                                          2006   1.115       1.267     16,157,797
                                                                                          2005   1.084       1.115     18,631,913
 LMPVET Investment Counsel Variable Social Awareness Subaccount (5/04)................... 2013   1.389       1.627        207,538
                                                                                          2012   1.271       1.389        275,590
                                                                                          2011   1.288       1.271        645,319
                                                                                          2010   1.163       1.288      1,146,284
                                                                                          2009   0.959       1.163      1,422,817
                                                                                          2008   1.300       0.959      2,055,437
                                                                                          2007   1.187       1.300      2,122,971
                                                                                          2006   1.117       1.187      3,360,765
                                                                                          2005   1.084       1.117      4,049,355
Legg Mason Partners Variable Income Trust
 LMPVIT Western Asset Variable Adjustable Rate Income Subaccount (9/03).................. 2013   0.997       0.997             --
                                                                                          2012   0.997       0.997             --
                                                                                          2011   1.008       0.997             --
                                                                                          2010   0.935       1.008        855,056
                                                                                          2009   0.807       0.935        582,646
                                                                                          2008   1.037       0.807        324,976
                                                                                          2007   1.036       1.037        512,534
                                                                                          2006   1.009       1.036        286,123
                                                                                          2005   0.998       1.009        217,008
 LMPVIT Western Asset Variable Diversified Strategic Income Subaccount (8/98)............ 2011   1.485       1.516             --
                                                                                          2010   1.349       1.485        741,254
                                                                                          2009   1.145       1.349        949,037
                                                                                          2008   1.343       1.145      1,125,649
                                                                                          2007   1.334       1.343      1,446,791
                                                                                          2006   1.283       1.334      1,789,324
                                                                                          2005   1.267       1.283      2,087,820
 LMPVIT Western Asset Variable Global High Yield Bond Subaccount (Class I) (7/98)........ 2013   2.302       2.415        420,993
                                                                                          2012   1.971       2.302        865,669
                                                                                          2011   1.963       1.971      1,518,947
                                                                                          2010   1.731       1.963      2,092,112
                                                                                          2009   1.127       1.731      2,325,267
                                                                                          2008   1.651       1.127      2,549,809
                                                                                          2007   1.673       1.651      3,462,978
                                                                                          2006   1.532       1.673      4,250,443
                                                                                          2005   1.495       1.532      4,744,978
 LMPVIT Western Asset Variable Money Market Subaccount (6/98)............................ 2010   1.214       1.209             --
                                                                                          2009   1.227       1.214     44,192,985
                                                                                          2008   1.212       1.227     55,466,313
                                                                                          2007   1.170       1.212     51,040,688
                                                                                          2006   1.133       1.170     56,106,472
                                                                                          2005   1.116       1.133     57,921,096
Legg Mason Partners Variable Portfolios I, Inc.
 LMPVPI All Cap Subaccount (Class I) (9/98).............................................. 2007   2.240       2.352             --
                                                                                          2006   1.921       2.240      5,849,786
                                                                                          2005   1.871       1.921      6,618,937
 LMPVPI Total Return Subaccount (Class I) (10/98)........................................ 2007   1.407       1.449             --
                                                                                          2006   1.266       1.407      7,758,290
                                                                                          2005   1.241       1.266     10,113,092
Legg Mason Partners Variable Portfolios V
 LMPVPV Small Cap Growth Opportunities Subaccount (Class I) (5/01)....................... 2007   1.280       1.367             --
                                                                                          2006   1.149       1.280      2,258,192
                                                                                          2005   1.109       1.149      2,324,426
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income Subaccount (Class VC) (5/04).............................. 2007   1.306       1.359             --
                                                                                          2006   1.128       1.306      5,577,051
                                                                                          2005   1.107       1.128      5,215,295

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
 Lord Abbett Mid-Cap Value Subaccount (Class VC) (5/04).................. 2007   1.374       1.516             --
                                                                          2006   1.240       1.374      2,911,819
                                                                          2005   1.161       1.240      2,999,591
Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (4/06)............. 2008   2.602       2.510             --
                                                                          2007   2.485       2.602      3,052,454
                                                                          2006   2.605       2.485      3,299,642
 MIST BlackRock High Yield Subaccount (Class A) (4/06) *................. 2013   2.475       2.685        624,970
                                                                          2012   2.145       2.475        756,588
                                                                          2011   2.117       2.145      1,007,187
                                                                          2010   1.845       2.117      1,581,266
                                                                          2009   1.269       1.845      1,880,434
                                                                          2008   1.694       1.269      1,631,276
                                                                          2007   1.670       1.694      1,838,373
                                                                          2006   1.581       1.670      2,151,530
 MIST BlackRock Large Cap Core Subaccount (Class A) (4/06)............... 2007   1.128       1.184             --
                                                                          2006   1.063       1.128      1,990,654
 MIST BlackRock Large Cap Core Subaccount (Class E) (4/07)............... 2013   1.063       1.408        499,545
                                                                          2012   0.949       1.063        711,965
                                                                          2011   0.959       0.949        835,598
                                                                          2010   0.863       0.959      1,709,339
                                                                          2009   0.734       0.863      2,207,860
                                                                          2008   1.186       0.734      2,289,294
                                                                          2007   1.174       1.186      2,235,249
 MIST Clarion Global Real Estate Subaccount (Class A) (4/06)............. 2013   1.058       1.084      1,936,256
                                                                          2012   0.849       1.058      2,393,068
                                                                          2011   0.908       0.849      3,803,428
                                                                          2010   0.791       0.908      5,336,585
                                                                          2009   0.593       0.791      5,709,423
                                                                          2008   1.028       0.593      6,234,647
                                                                          2007   1.223       1.028      7,079,652
                                                                          2006   1.003       1.223      8,899,276
 MIST ClearBridge Aggressive Growth II Subaccount (Class A) (4/06)....... 2013   2.996       3.819      3,957,013
                                                                          2012   2.472       2.996      5,355,311
                                                                          2011   2.702       2.472      8,570,438
                                                                          2010   2.495       2.702     13,454,878
                                                                          2009   1.765       2.495     16,196,897
                                                                          2008   3.076       1.765     19,448,828
                                                                          2007   2.389       3.076     22,842,603
                                                                          2006   2.325       2.389     28,718,428
 MIST Harris Oakmark International Subaccount (Class A) (4/06) *......... 2013   1.841       2.377      1,559,038
                                                                          2012   1.441       1.841      1,959,005
                                                                          2011   1.697       1.441      3,624,797
                                                                          2010   1.473       1.697      6,288,870
                                                                          2009   0.960       1.473      7,629,665
                                                                          2008   1.641       0.960      8,963,488
                                                                          2007   1.677       1.641     11,259,951
                                                                          2006   1.519       1.677     12,752,604
 MIST Invesco Comstock Subaccount (Class B) (5/09)....................... 2013   1.691       2.260        299,795
                                                                          2012   1.445       1.691        491,621
                                                                          2011   1.486       1.445        887,062
                                                                          2010   1.310       1.486      1,835,375
                                                                          2009   1.048       1.310      1,987,813
 MIST Invesco Mid Cap Value Subaccount (Class B) (4/07) *................ 2013   1.374       1.767        558,522
                                                                          2012   1.214       1.374        593,212
                                                                          2011   1.277       1.214      1,324,942
                                                                          2010   1.030       1.277      2,165,806
                                                                          2009   0.825       1.030      2,543,891
                                                                          2008   1.365       0.825      2,542,493
                                                                          2007   1.500       1.365      2,902,980
 MIST Lord Abbett Bond Debenture Subaccount (Class A) (4/06)............. 2013   1.708       1.824        284,445

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                     UNIT      UNIT     NUMBER OF
                                                                                    VALUE      VALUE      UNITS
                                                                                      AT        AT     OUTSTANDING
                                                                                  BEGINNING   END OF       AT
PORTFOLIO NAME                                                             YEAR    OF YEAR     YEAR    END OF YEAR
------------------------------------------------------------------------- ------ ----------- -------- ------------
                                                                          2012   1.529       1.708        376,922
                                                                          2011   1.477       1.529        725,588
                                                                          2010   1.322       1.477      1,229,116
                                                                          2009   0.977       1.322      1,850,341
                                                                          2008   1.213       0.977      1,591,966
                                                                          2007   1.150       1.213      1,698,046
                                                                          2006   1.095       1.150        960,420
 MIST Met/AIM Capital Appreciation Subaccount (Class A) (4/06)........... 2009   0.761       0.724             10
                                                                          2008   1.344       0.761     11,542,998
                                                                          2007   1.216       1.344     14,814,033
                                                                          2006   1.229       1.216     18,754,656
 MIST Met/Templeton Growth Subaccount (Class E) (5/11)................... 2013   2.338       2.485             --
                                                                          2012   1.936       2.338      3,179,438
                                                                          2011   2.348       1.936      5,573,159
 MIST MetLife Aggressive Strategy Subaccount (Class B) (5/11)............ 2013   1.006       1.286      2,321,706
                                                                          2012   0.873       1.006      2,897,181
                                                                          2011   1.019       0.873      4,319,390
 MIST MLA Mid Cap Subaccount (Class A) (4/08)............................ 2013   2.552       2.768             --
                                                                          2012   2.448       2.552        689,634
                                                                          2011   2.614       2.448      1,472,819
                                                                          2010   2.149       2.614      1,924,745
                                                                          2009   1.587       2.149      2,052,042
                                                                          2008   2.505       1.587      2,394,589
 MIST Oppenheimer Global Equity Subaccount (Class E) (4/13).............. 2013   1.015       1.165      6,757,419
 MIST PIMCO Total Return Subaccount (Class B) (5/09)..................... 2013   1.903       1.843      2,866,776
                                                                          2012   1.765       1.903      4,238,065
                                                                          2011   1.733       1.765      6,434,557
                                                                          2010   1.623       1.733      9,909,314
                                                                          2009   1.453       1.623     11,426,387
 MIST Pioneer Fund Subaccount (Class A) (4/06)........................... 2013   1.585       2.082          6,031
                                                                          2012   1.452       1.585         50,362
                                                                          2011   1.541       1.452        192,178
                                                                          2010   1.344       1.541        346,278
                                                                          2009   1.099       1.344        369,786
                                                                          2008   1.657       1.099        354,503
                                                                          2007   1.599       1.657        324,106
                                                                          2006   1.484       1.599        377,143
 MIST Pioneer Strategic Income Subaccount (Class A) (4/06)............... 2013   2.476       2.482        862,344
                                                                          2012   2.247       2.476      1,040,037
                                                                          2011   2.197       2.247      1,537,711
                                                                          2010   1.984       2.197      2,566,007
                                                                          2009   1.510       1.984      3,222,141
                                                                          2008   1.714       1.510      3,288,656
                                                                          2007   1.629       1.714      3,300,196
                                                                          2006   1.569       1.629      3,363,666
 MIST T. Rowe Price Large Cap Value Subaccount (Class B) (4/06) *........ 2013   1.033       1.364      4,628,960
                                                                          2012   0.887       1.033      5,887,235
                                                                          2011   0.936       0.887     10,810,815
                                                                          2010   0.811       0.936     19,851,521
                                                                          2009   0.694       0.811     24,012,047
                                                                          2008   1.104       0.694     29,123,216
                                                                          2007   1.078       1.104     36,350,314
                                                                          2006   1.001       1.078     40,266,815
 MIST Third Avenue Small Cap Value Subaccount (Class B) (11/06) *........ 2013   1.833       2.397      1,702,219
                                                                          2012   1.574       1.833      2,209,731
                                                                          2011   1.752       1.574      3,770,904
                                                                          2010   1.481       1.752      5,509,443
                                                                          2009   1.186       1.481      6,406,176
                                                                          2008   1.712       1.186      7,570,132
                                                                          2007   1.789       1.712      9,093,181
                                                                          2006   1.751       1.789      1,727,327
MetLife Investment Funds, Inc.
 MetLife Investment Diversified Bond Subaccount (Class I) (9/00)......... 2007   1.325       1.367             --
                                                                          2006   1.287       1.325      3,405,566
                                                                          2005   1.277       1.287      3,882,252

                                UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                      UNIT      UNIT     NUMBER OF
                                                                                     VALUE      VALUE      UNITS
                                                                                       AT        AT     OUTSTANDING
                                                                                   BEGINNING   END OF       AT
PORTFOLIO NAME                                                              YEAR    OF YEAR     YEAR    END OF YEAR
-------------------------------------------------------------------------- ------ ----------- -------- ------------
 MetLife Investment International Stock Subaccount (Class I) (7/00)....... 2007   1.143       1.226             --
                                                                           2006   0.915       1.143      3,264,356
                                                                           2005   0.809       0.915      2,592,729
 MetLife Investment Large Company Stock Subaccount (Class I) (7/01)....... 2007   1.134       1.184             --
                                                                           2006   1.020       1.134      2,650,426
                                                                           2005   0.969       1.020      2,796,737
 MetLife Investment Small Company Stock Subaccount (Class I) (9/00)....... 2007   1.335       1.333             --
                                                                           2006   1.190       1.335      3,230,006
                                                                           2005   1.124       1.190      3,793,677
Metropolitan Series Fund
 MSF Barclays Aggregate Bond Index Subaccount (Class A) (11/07) *......... 2013   1.713       1.652          8,585
                                                                           2012   1.671       1.713          9,385
                                                                           2011   1.574       1.671        732,436
                                                                           2010   1.504       1.574      1,671,021
                                                                           2009   1.449       1.504      2,585,296
                                                                           2008   1.385       1.449      2,900,857
                                                                           2007   1.366       1.385      3,253,311
 MSF BlackRock Bond Income Subaccount (Class A) (4/06).................... 2013   1.850       1.812        879,988
                                                                           2012   1.743       1.850      1,519,095
                                                                           2011   1.657       1.743      2,500,569
                                                                           2010   1.549       1.657      3,555,138
                                                                           2009   1.434       1.549      4,443,106
                                                                           2008   1.504       1.434      4,637,374
                                                                           2007   1.434       1.504      5,058,358
                                                                           2006   1.377       1.434      5,969,967
 MSF BlackRock Capital Appreciation Subaccount (Class A) (5/09)........... 2013   1.554       2.058      2,319,449
                                                                           2012   1.376       1.554      3,437,350
                                                                           2011   1.531       1.376      7,570,122
                                                                           2010   1.295       1.531     13,491,637
                                                                           2009   1.026       1.295     17,493,502
 MSF BlackRock Money Market Subaccount (Class E) (5/10)................... 2013   1.167       1.152      6,791,316
                                                                           2012   1.183       1.167      9,383,762
                                                                           2011   1.198       1.183     21,398,194
                                                                           2010   1.209       1.198     33,699,027
 MSF Davis Venture Value Subaccount (Class A) (4/08)...................... 2013   1.158       1.529      1,172,881
                                                                           2012   1.040       1.158      1,562,294
                                                                           2011   1.098       1.040      3,626,884
                                                                           2010   0.993       1.098      5,368,233
                                                                           2009   0.762       0.993      6,327,133
                                                                           2008   1.232       0.762      7,242,930
 MSF FI Large Cap Subaccount (Class A) (4/06)............................. 2009   0.956       0.999             10
                                                                           2008   1.756       0.956     12,999,765
                                                                           2007   1.711       1.756     15,292,046
                                                                           2006   1.685       1.711     19,928,589
 MSF FI Value Leaders Subaccount (Class D) (4/06)......................... 2013   1.835       2.022             --
                                                                           2012   1.607       1.835      2,071,583
                                                                           2011   1.737       1.607      2,765,167
                                                                           2010   1.537       1.737      4,791,217
                                                                           2009   1.280       1.537      5,467,523
                                                                           2008   2.126       1.280      5,877,625
                                                                           2007   2.069       2.126      6,602,563
                                                                           2006   2.013       2.069      8,131,076
 MSF Frontier Mid Cap Growth Subaccount (Class D) (4/06).................. 2013   0.693       0.908      3,533,163
                                                                           2012   0.634       0.693      4,539,462
                                                                           2011   0.663       0.634      8,084,131
                                                                           2010   0.583       0.663     12,172,827
                                                                           2009   0.396       0.583     13,770,208
                                                                           2008   0.739       0.396     17,292,919
                                                                           2007   0.622       0.739     21,314,773
                                                                           2006   0.635       0.622     26,974,032
 MSF Jennison Growth Subaccount (Class B) (4/08).......................... 2013   0.962       1.299          2,748
                                                                           2012   0.844       0.962          8,232
                                                                           2011   0.853       0.844        966,333
                                                                           2010   0.776       0.853      1,064,480
                                                                           2009   0.564       0.776      1,311,531
                                                                           2008   0.849       0.564      1,204,437

                                     UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                               UNIT      UNIT     NUMBER OF
                                                                                              VALUE      VALUE      UNITS
                                                                                                AT        AT     OUTSTANDING
                                                                                            BEGINNING   END OF       AT
PORTFOLIO NAME                                                                       YEAR    OF YEAR     YEAR    END OF YEAR
----------------------------------------------------------------------------------- ------ ----------- -------- ------------
 MSF MetLife Aggressive Allocation Subaccount (Class B) (4/06)..................... 2011   0.942       1.022             --
                                                                                    2010   0.825       0.942      4,893,604
                                                                                    2009   0.636       0.825      5,061,384
                                                                                    2008   1.081       0.636      5,537,308
                                                                                    2007   1.061       1.081      4,221,614
                                                                                    2006   1.000       1.061      1,958,944
 MSF MetLife Conservative Allocation Subaccount (Class B) (4/06)................... 2013   1.305       1.343      2,183,656
                                                                                    2012   1.211       1.305      3,205,012
                                                                                    2011   1.188       1.211      2,990,464
                                                                                    2010   1.093       1.188      3,678,320
                                                                                    2009   0.919       1.093      3,051,789
                                                                                    2008   1.088       0.919      2,133,622
                                                                                    2007   1.044       1.088      1,162,306
                                                                                    2006   1.000       1.044        383,115
 MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) (4/06)....... 2013   1.239       1.357      1,793,497
                                                                                    2012   1.126       1.239      2,347,220
                                                                                    2011   1.129       1.126      2,667,434
                                                                                    2010   1.026       1.129      2,874,192
                                                                                    2009   0.840       1.026      2,872,537
                                                                                    2008   1.086       0.840      2,776,858
                                                                                    2007   1.049       1.086      2,291,363
                                                                                    2006   1.000       1.049        883,128
 MSF MetLife Moderate Allocation Subaccount (Class B) (4/06)....................... 2013   1.162       1.353     16,001,032
                                                                                    2012   1.039       1.162     15,254,988
                                                                                    2011   1.068       1.039     15,109,022
                                                                                    2010   0.956       1.068     17,557,990
                                                                                    2009   0.765       0.956     15,625,705
                                                                                    2008   1.086       0.765     15,069,930
                                                                                    2007   1.055       1.086     11,330,342
                                                                                    2006   1.000       1.055      3,589,386
 MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) (4/06)......... 2013   1.086       1.332     10,628,301
                                                                                    2012   0.953       1.086     10,579,837
                                                                                    2011   1.004       0.953     11,809,727
                                                                                    2010   0.886       1.004     13,650,455
                                                                                    2009   0.696       0.886     13,663,307
                                                                                    2008   1.086       0.696     11,733,669
                                                                                    2007   1.060       1.086      9,455,372
                                                                                    2006   1.000       1.060      5,640,976
 MSF MetLife Stock Index Subaccount (Class A) (11/07) *............................ 2013   1.205       1.571      4,028,904
                                                                                    2012   1.055       1.205      5,708,323
                                                                                    2011   1.049       1.055      9,016,727
                                                                                    2010   0.926       1.049     14,424,993
                                                                                    2009   0.743       0.926      8,207,661
                                                                                    2008   1.197       0.743      2,598,146
                                                                                    2007   1.206       1.197      2,959,712
 MSF MFS(Reg. TM) Total Return Subaccount (Class F) (4/06)......................... 2013   2.410       2.825      3,145,105
                                                                                    2012   2.192       2.410      3,997,834
                                                                                    2011   2.173       2.192      6,398,691
                                                                                    2010   2.004       2.173     10,017,498
                                                                                    2009   1.715       2.004     11,933,566
                                                                                    2008   2.236       1.715     14,963,634
                                                                                    2007   2.175       2.236     19,448,863
                                                                                    2006   2.031       2.175     23,285,509
 MSF MFS(Reg. TM) Value Subaccount (Class A) (4/06)................................ 2013   1.503       2.014      2,605,214
                                                                                    2012   1.306       1.503      1,144,577
                                                                                    2011   1.312       1.306      2,112,750
                                                                                    2010   1.193       1.312      3,278,631
                                                                                    2009   1.000       1.193      3,622,554
                                                                                    2008   1.501       1.000      3,456,678
                                                                                    2007   1.413       1.501      2,763,653
                                                                                    2006   1.276       1.413      1,979,896
 MSF MSCI EAFE(Reg. TM) Index Subaccount (Class A) (11/07) *....................... 2013   0.945       1.137         17,662
                                                                                    2012   0.809       0.945         21,966
                                                                                    2011   0.937       0.809        717,239
                                                                                    2010   0.877       0.937      2,118,667
                                                                                    2009   0.691       0.877      2,905,850
                                                                                    2008   1.208       0.691      2,942,702
                                                                                    2007   1.238       1.208      3,338,573

                             UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                                                      UNIT
                                                                                                     VALUE
                                                                                                       AT
                                                                                                   BEGINNING
PORTFOLIO NAME                                                                              YEAR    OF YEAR
------------------------------------------------------------------------------------------ ------ -----------
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 2013   2.787
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2013   1.472
                                                                                           2012   1.282
                                                                                           2011   1.354
                                                                                           2010   1.081
                                                                                           2009   0.869
                                                                                           2008   1.324
                                                                                           2007   1.362
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 2013   1.226
                                                                                           2012   1.047
                                                                                           2011   1.075
                                                                                           2010   0.933
                                                                                           2009   0.661
                                                                                           2008   1.154
                                                                                           2007   1.071
                                                                                           2006   0.998
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2013   1.618
                                                                                           2012   1.415
                                                                                           2011   1.413
                                                                                           2010   1.063
                                                                                           2009   0.777
                                                                                           2008   1.179
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 2013   1.693
                                                                                           2012   1.541
                                                                                           2011   1.520
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 2013   1.268
                                                                                           2012   1.241
                                                                                           2011   1.190
                                                                                           2010   1.137
                                                                                           2009   1.103
                                                                                           2008   1.119
                                                                                           2007   1.085
                                                                                           2006   1.046
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)........................... 2006   1.122
                                                                                           2005   1.075
PIMCO Variable Insurance Trust
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).......................... 2009   1.401
                                                                                           2008   1.355
                                                                                           2007   1.262
                                                                                           2006   1.231
                                                                                           2005   1.218
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)................................... 2007   1.978
                                                                                           2006   1.709
                                                                                           2005   1.617
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)..................................... 2006   1.153
                                                                                           2005   1.074
 Travelers Convertible Securities Subaccount (5/04)....................................... 2006   1.027
                                                                                           2005   1.036
 Travelers Disciplined Mid Cap Stock Subaccount (8/98).................................... 2006   2.383
                                                                                           2005   2.147
 Travelers Equity Income Subaccount (10/96)............................................... 2006   1.914
                                                                                           2005   1.856
 Travelers Federated High Yield Subaccount (11/96)........................................ 2006   1.540
                                                                                           2005   1.522
 Travelers Large Cap Subaccount (9/96).................................................... 2006   1.633
                                                                                           2005   1.522
 Travelers Mercury Large Cap Core Subaccount (6/98)....................................... 2006   1.001
                                                                                           2005   0.905
 Travelers MFS(Reg. TM) Mid Cap Growth Subaccount (6/01).................................. 2006   0.600



                                                                                             UNIT     NUMBER OF
                                                                                             VALUE      UNITS
                                                                                              AT     OUTSTANDING
                                                                                            END OF       AT
PORTFOLIO NAME                                                                               YEAR    END OF YEAR
------------------------------------------------------------------------------------------ -------- ------------
 MSF Neuberger Berman Genesis Subaccount (Class A) (4/13)................................. 3.488        398,184
 MSF Russell 2000(Reg. TM) Index Subaccount (Class A) (11/07) *........................... 2.013          2,111
                                                                                           1.472          6,447
                                                                                           1.282        898,070
                                                                                           1.354      2,089,324
                                                                                           1.081      2,423,303
                                                                                           0.869      2,747,838
                                                                                           1.324      2,959,038
 MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (4/06)........................... 1.679      1,702,634
                                                                                           1.226      1,940,003
                                                                                           1.047      2,542,898
                                                                                           1.075      3,295,036
                                                                                           0.933      3,778,580
                                                                                           0.661      3,936,973
                                                                                           1.154      4,188,672
                                                                                           1.071      4,045,842
 MSF T. Rowe Price Small Cap Growth Subaccount (Class B) (4/08)........................... 2.303      2,270,869
                                                                                           1.618      3,022,901
                                                                                           1.415      5,375,658
                                                                                           1.413      7,816,583
                                                                                           1.063      8,473,760
                                                                                           0.777      9,639,789
 MSF Western Asset Management Strategic Bond Opportunities Subaccount (Class B) (5/11).... 1.685          1,917
                                                                                           1.693         15,269
                                                                                           1.541        367,858
 MSF Western Asset Management U.S. Government Subaccount (Class A) (4/06) *............... 1.244      2,135,006
                                                                                           1.268      2,705,000
                                                                                           1.241      4,375,374
                                                                                           1.190      6,050,925
                                                                                           1.137      6,823,795
                                                                                           1.103      7,512,059
                                                                                           1.119      8,563,783
                                                                                           1.085     10,319,724
Oppenheimer Variable Account Funds
 Oppenheimer Main Street/VA Subaccount ( Service Shares) (5/04)........................... 1.186             --
                                                                                           1.122      2,995,331
PIMCO Variable Insurance Trust
 PIMCO VIT Total Return Subaccount (Administrative Class) (5/01).......................... 1.449              8
                                                                                           1.401     10,784,531
                                                                                           1.355      9,605,873
                                                                                           1.262     10,313,946
                                                                                           1.231     10,959,074
Putnam Variable Trust
 Putnam VT Small Cap Value Subaccount (Class IB) (5/01)................................... 2.115             --
                                                                                           1.978      8,877,921
                                                                                           1.709      9,127,513
The Travelers Series Trust
 Travelers AIM Capital Appreciation Subaccount (5/04)..................................... 1.229             --
                                                                                           1.153     23,814,110
 Travelers Convertible Securities Subaccount (5/04)....................................... 1.095             --
                                                                                           1.027        304,578
 Travelers Disciplined Mid Cap Stock Subaccount (8/98).................................... 2.605             --
                                                                                           2.383      3,951,037
 Travelers Equity Income Subaccount (10/96)............................................... 2.013             --
                                                                                           1.914     10,972,268
 Travelers Federated High Yield Subaccount (11/96)........................................ 1.581             --
                                                                                           1.540      2,050,790
 Travelers Large Cap Subaccount (9/96).................................................... 1.685             --
                                                                                           1.633     13,723,565
 Travelers Mercury Large Cap Core Subaccount (6/98)....................................... 1.063             --
                                                                                           1.001      2,421,732
 Travelers MFS(Reg. TM) Mid Cap Growth Subaccount (6/01).................................. 0.635             --

                              UGVA -- SEPARATE ACCOUNT CHARGES 1.30% (CONTINUED)
                                                                             UNIT      UNIT       NUMBER OF
                                                                            VALUE      VALUE        UNITS
                                                                              AT        AT       OUTSTANDING
                                                                          BEGINNING   END OF         AT
PORTFOLIO NAME                                                     YEAR    OF YEAR     YEAR      END OF YEAR
----------------------------------------------------------------- ------ ----------- -------- ----------------
                                                                  2005   0.590       0.600       33,812,297
 Travelers MFS(Reg. TM) Total Return Subaccount (8/96)........... 2006   1.965       2.031              --
                                                                  2005   1.934       1.965       28,235,691
 Travelers MFS(Reg. TM) Value Subaccount (5/04).................. 2006   1.180       1.276              --
                                                                  2005   1.123       1.180         864,629
 Travelers Mondrian International Stock Subaccount (9/96)........ 2006   1.321       1.519              --
                                                                  2005   1.222       1.321       13,209,353
 Travelers Pioneer Fund Subaccount (5/03)........................ 2006   1.397       1.484              --
                                                                  2005   1.336       1.397         148,629
 Travelers Pioneer Strategic Income Subaccount (9/96)............ 2006   1.552       1.569              --
                                                                  2005   1.517       1.552       3,067,805
 Travelers Quality Bond Subaccount (7/97)........................ 2006   1.389       1.377              --
                                                                  2005   1.384       1.389       7,481,341
 Travelers Strategic Equity Subaccount (9/96).................... 2006   1.620       1.692              --
                                                                  2005   1.609       1.620       10,796,465
 Travelers U.S. Government Securities Subaccount (5/04).......... 2006   1.084       1.046              --
                                                                  2005   1.053       1.084       13,518,079
Van Kampen Life Investment Trust
 Invesco V.I. Comstock Subaccount (Class II) (5/03).............. 2009   1.044       1.014                (2)
                                                                  2008   1.648       1.044       2,073,591
                                                                  2007   1.709       1.648       2,363,002
                                                                  2006   1.492       1.709       2,280,050
                                                                  2005   1.452       1.492       2,172,690


------------
* We are currently waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table - Annual Separate Account Charges" for more information.


The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2013.


Number of Units Outstanding at the end of the year may include units for Contracts in payout phase.


Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2013 are displayed below. Please see Appendix B for more information on Variable Funding Option mergers, substitutions and other changes.


Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Disciplined Mid-Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust - Met/AIM Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust - MFS(Reg. TM) Value Portfolio merged into Met Investors Series Trust - MFS(Reg. TM) Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Strategic Income Portfolio-Class A merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(Reg. TM) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap
Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS(Reg. TM) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(Reg. TM) Total Return Portfolio-Class F and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Manager U.S. Government Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06 Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund/VA-Service Shares was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06 Franklin Templeton Variable Insurance Products Trust - Mutual Shares Securities Fund-Class 2 Shares was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, AllianceBernstein Variable Products Series Fund, Inc-AllianceBernstein Large Cap Growth Portfolio-Class B was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06 Janus Aspen Series-Janus Aspen Series Growth and Income Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust-Delaware VIP REIT Series Standard Class was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio-Class A and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc.-Lazard Small Cap Portfolio was replaced by the Met Investors Series Trust-Third Avenue Small Cap Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Investment Series-Legg Mason Partners Variable Growth and Income Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Investment Series-Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios I, Inc.-Legg Mason Partners Variable All Cap Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Fundamental Value Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios V-Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios I, Inc.-Legg Mason Partners Variable Total Return Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Capital and Income Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Legg Mason Partners Variable Portfolios III, Inc.-Legg Mason Partners Variable Large Cap Value Portfolio merged into Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Investors Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Lord Abbett Series Fund, Inc.-Lord Abbett Growth and Income Portfolio was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Lord Abbett Series Fund, Inc.-Lord Abbett Mid-Cap Value Portfolio was replaced by Met Investors Series Trust-Lord Abbett Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Met Investors Series Trust-BlackRock Large-Cap Core Portfolio - Class A was exchanged for Met Investors Series Trust-BlackRock Large-Cap Core Portfolio - Class E and is no longer available as a funding option.

Effective on or about 04/30/2007, Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Lazard Mid-Cap Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Putnam Variable Trust-Putnam VT International Equity Fund was replaced by Met Investors Series Trust-MFS(Reg. TM) Research International Portfolio and is no longer available as a funding option.

Effective on or about 04/30/2007, Putnam Variable Trust-Putnam VT Small Cap Value Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 11/12/2007, MetLife Investment Funds, Inc.-MetLife Investment Diversified Bond Portfolio was replaced by Metropolitan Series Fund, Inc.-Lehman Brothers(Reg. TM) Aggregate Bond Index Portfolio - Class A and is no longer available as a funding option.

Effective on or about 11/12/2007, MetLife Investment Funds, Inc.-MetLife Investment International Stock Portfolio was replaced by Metropolitan Series Fund, Inc.-Morgan Stanley EAFE(Reg. TM) Index Portfolio - Class A and is no longer available as a funding option.

Effective on or about 11/12/2007, MetLife Investment Funds, Inc.-MetLife Investment Large Company Stock Fund was replaced by Metropolitan Series Fund, Inc.-MetLife Stock Index Portfolio - Class A and is no longer available as a funding option.

Effective on or about 11/12/2007, MetLife Investment Funds, Inc.-MetLife Investment Small Company Stock Fund was replaced by Metropolitan Series Fund, Inc.-Russell 2000(Reg. TM) Index Portfolio - Class A and is no longer available as a funding option.

Effective on or about 4/28/2008, Dreyfus Variable Investment Fund-Appreciation Portfolio was replaced by Metropolitan Series Fund, Inc.-Davis Venture Value Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Dreyfus Variable Investment Fund-Developing Leaders Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Van Kampen Life Investment Trust-Van Kampen Life Investment Trust Strategic Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-Jennison Growth Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio merged into Met Investors Series Trust-Lazard Mid Cap Portfolio and is no longer available as a funding option.

Effective on or about 4/28/2008, Met Investors Series Trust-MFS(Reg. TM) Value Portfolio was reorganized into Metropolitan Series Fund, Inc.-MFS(Reg. TM) Value Portfolio.

Effective on or about 05/01/2009, Legg Mason Partners Variable Equity Trust-Legg Mason Partners Variable Equity Index Portfolio was replaced by Metropolitan Series Fund, Inc.-MetLife Stock Index Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, PIMCO Variable Insurance Trust-Total Return Portfolio was replaced by Met Investors Series Trust- PIMCO Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Van Kampen Life Investment Trust-Comstock Portfolio was replaced by Met Investors Series Trust-Van Kampen Comstock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Metropolitan Series Fund, Inc.-FI Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2009, Met Investors Series Trust-Met/AIM Capital Appreciation Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Legacy Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/03/2010, Legg Mason Partners Variable Income Trust-Legg Mason Partners Variable Money Market Portfolio was replaced by Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio - Class E and is no longer available as a funding option.

Effective on or about 05/2/2011, Legg Mason Partners Variable Income Trust-Legg Mason Western Asset Variable Diversified Strategic Income Portfolio was replaced by Metropolitan Series Fund, Inc. - Western Asset Management Strategic Bond Opportunities Portfolio - Class B and is no longer available as a funding option.

Effective on or about 05/2/2011, Templeton Growth Fund, Inc. - Class A was replaced by Met Investors Series Trust -Met/Templeton Growth Portfolio - Class E and is no longer available as a funding option.

Effective on or about 05/2/2011, Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio - Class B was merged into Met Investors Series Trust-MetLife Aggressive Strategy Portfolio - Class B and is no longer available as a funding option.


Effective on or about 04/29/2013, Met Investors Series Trust-Met/Templeton Growth Portfolio was merged into Met Investors Series Trust-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Met Investors Series Trust-MLA Mid Cap Portfolio was merged into Metropolitan Series Fund-Neuberger Berman Genesis Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2013, Metropolitan Series Fund-FI Value Leaders Portfolio - Class D was merged into
Metropolitan Series Fund-MFS(Reg. TM) Value Portfolio - Class A and is no longer available as a funding option.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
MetLife of CT Separate Account QPN for Variable Annuities and Board of Directors of
MetLife Insurance Company of Connecticut

We have audited the accompanying statements of assets and liabilities of MetLife of CT Separate Account QPN for Variable Annuities (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2013, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2013, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2014

This page is intentionally left blank.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2013


                                                AMERICAN FUNDS        AMERICAN FUNDS         AMERICAN FUNDS         FIDELITY VIP
                                                 GLOBAL GROWTH            GROWTH              GROWTH-INCOME          CONTRAFUND
                                                  SUBACCOUNT            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                             --------------------   -------------------   -------------------   --------------------
ASSETS:
   Investments at fair value...............  $         15,084,070   $        20,502,689   $        12,351,277   $         14,323,433
   Due from MetLife Insurance
     Company of Connecticut................                    --                    --                    --                     --
                                             --------------------   -------------------   -------------------   --------------------
       Total Assets........................            15,084,070            20,502,689            12,351,277             14,323,433
                                             --------------------   -------------------   -------------------   --------------------
LIABILITIES:
   Accrued fees............................                    59                    51                    64                     82
   Due to MetLife Insurance
     Company of Connecticut................                     1                     1                     1                      1
                                             --------------------   -------------------   -------------------   --------------------
       Total Liabilities...................                    60                    52                    65                     83
                                             --------------------   -------------------   -------------------   --------------------

NET ASSETS.................................  $         15,084,010   $        20,502,637   $        12,351,212   $         14,323,350
                                             ====================   ===================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                          FTVIPT FRANKLIN    FTVIPT TEMPLETON
                                                           SMALL-MID CAP    DEVELOPING MARKETS     FTVIPT TEMPLETON
                                 FIDELITY VIP MID CAP    GROWTH SECURITIES      SECURITIES        FOREIGN SECURITIES
                                      SUBACCOUNT            SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                 --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value...  $         20,898,948  $         1,856,698  $         5,291,929  $          4,440,632
   Due from MetLife Insurance
     Company of Connecticut....                    --                   --                   --                    --
                                 --------------------  -------------------  -------------------  --------------------
        Total Assets...........            20,898,948            1,856,698            5,291,929             4,440,632
                                 --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees................                    79                   92                   99                    55
   Due to MetLife Insurance
     Company of Connecticut....                     1                    1                    1                     2
                                 --------------------  -------------------  -------------------  --------------------
        Total Liabilities......                    80                   93                  100                    57
                                 --------------------  -------------------  -------------------  --------------------

NET ASSETS.....................  $         20,898,868  $         1,856,605  $         5,291,829  $          4,440,575
                                 ====================  ===================  ===================  ====================

                                                                                   LMPIT                LMPVET
                                     JANUS ASPEN       LMPET CLEARBRIDGE       WESTERN ASSET     CLEARBRIDGE VARIABLE
                                     ENTERPRISE         SMALL CAP VALUE       CORPORATE BOND       AGGRESSIVE GROWTH
                                     SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                 -------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $         8,806,271  $           133,589  $          4,321,221  $          8,764,435
   Due from MetLife Insurance
     Company of Connecticut....                   --                   --                    --                    --
                                 -------------------  -------------------  --------------------  --------------------
        Total Assets...........            8,806,271              133,589             4,321,221             8,764,435
                                 -------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees................                  104                   43                    97                    50
   Due to MetLife Insurance
     Company of Connecticut....                    1                    1                    91                     1
                                 -------------------  -------------------  --------------------  --------------------
        Total Liabilities......                  105                   44                   188                    51
                                 -------------------  -------------------  --------------------  --------------------

NET ASSETS.....................  $         8,806,166  $           133,545  $          4,321,033  $          8,764,384
                                 ===================  ===================  ====================  ====================

                                        LMPVET                LMPVET
                                 CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                     ALL CAP VALUE         APPRECIATION
                                      SUBACCOUNT            SUBACCOUNT
                                 --------------------  --------------------
ASSETS:
   Investments at fair value...  $          4,474,750  $         9,977,391
   Due from MetLife Insurance
     Company of Connecticut....                    --                   --
                                 --------------------  --------------------
        Total Assets...........             4,474,750            9,977,391
                                 --------------------  --------------------
LIABILITIES:
   Accrued fees................                   118                   93
   Due to MetLife Insurance
     Company of Connecticut....                     1                  862
                                 --------------------  --------------------
        Total Liabilities......                   119                  955
                                 --------------------  --------------------

NET ASSETS.....................  $          4,474,631  $         9,976,436
                                 ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                        LMPVET                LMPVET                LMPVET                LMPVET
                                 CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                     EQUITY INCOME       LARGE CAP GROWTH       LARGE CAP VALUE      SMALL CAP GROWTH
                                      SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                 --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...   $         2,578,388  $          2,674,573   $         4,337,755  $          4,359,411
   Due from MetLife Insurance
     Company of Connecticut....                    --                    --                    --                    --
                                 --------------------  --------------------  --------------------  --------------------
       Total Assets............             2,578,388             2,674,573             4,337,755             4,359,411
                                 --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees................                   106                   122                   133                    75
   Due to MetLife Insurance
     Company of Connecticut....                     1                     1                     1                     1
                                 --------------------  --------------------  --------------------  --------------------
       Total Liabilities.......                   107                   123                   134                    76
                                 --------------------  --------------------  --------------------  --------------------

NET ASSETS.....................   $         2,578,281  $          2,674,450   $         4,337,621  $          4,359,335
                                 ====================  ====================  ====================  ====================

                                        LMPVET               LMPVIT
                                  INVESTMENT COUNSEL      WESTERN ASSET         MIST AMERICAN         MIST AMERICAN
                                    VARIABLE SOCIAL      VARIABLE GLOBAL       FUNDS BALANCED         FUNDS GROWTH
                                       AWARENESS         HIGH YIELD BOND         ALLOCATION            ALLOCATION
                                      SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                 --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $          4,088,684  $         3,139,978  $          3,775,675  $         5,375,104
   Due from MetLife Insurance
     Company of Connecticut....                    --                   --                    --                   --
                                 --------------------  -------------------  --------------------  -------------------
       Total Assets............             4,088,684            3,139,978             3,775,675            5,375,104
                                 --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees................                    96                   82                    64                   46
   Due to MetLife Insurance
     Company of Connecticut....                    --                   --                    --                    1
                                 --------------------  -------------------  --------------------  -------------------
       Total Liabilities.......                    96                   82                    64                   47
                                 --------------------  -------------------  --------------------  -------------------

NET ASSETS.....................  $          4,088,588  $         3,139,896  $          3,775,611  $         5,375,057
                                 ====================  ===================  ====================  ===================


                                     MIST AMERICAN
                                    FUNDS MODERATE        MIST BLACKROCK
                                      ALLOCATION            HIGH YIELD
                                      SUBACCOUNT            SUBACCOUNT
                                 --------------------  -------------------
ASSETS:
   Investments at fair value...  $          2,816,002  $         5,269,783
   Due from MetLife Insurance
     Company of Connecticut....                    --                   --
                                 --------------------  -------------------
       Total Assets............             2,816,002            5,269,783
                                 --------------------  -------------------
LIABILITIES:
   Accrued fees................                    41                  127
   Due to MetLife Insurance
     Company of Connecticut....                     1                    1
                                 --------------------  -------------------
       Total Liabilities.......                    42                  128
                                 --------------------  -------------------

NET ASSETS.....................  $          2,815,960  $         5,269,655
                                 ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                   MIST BLACKROCK         MIST CLARION       MIST CLEARBRIDGE      MIST CLEARBRIDGE
                                   LARGE CAP CORE      GLOBAL REAL ESTATE  AGGRESSIVE GROWTH II    AGGRESSIVE GROWTH
                                     SUBACCOUNT            SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                 -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $         1,818,687  $         5,817,397   $        34,406,702  $         1,384,813
   Due from MetLife Insurance
     Company of Connecticut....                   --                   --                    --                   --
                                 -------------------  -------------------  --------------------  -------------------
       Total Assets............            1,818,687            5,817,397            34,406,702            1,384,813
                                 -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees................                  108                   95                    67                   52
   Due to MetLife Insurance
     Company of Connecticut....                    2                    1                   891                    1
                                 -------------------  -------------------  --------------------  -------------------
       Total Liabilities.......                  110                   96                   958                   53
                                 -------------------  -------------------  --------------------  -------------------

NET ASSETS.....................  $         1,818,577  $         5,817,301   $        34,405,744  $         1,384,760
                                 ===================  ===================  ====================  ===================

                                         MIST
                                    HARRIS OAKMARK        MIST INVESCO          MIST INVESCO         MIST INVESCO
                                     INTERNATIONAL          COMSTOCK            MID CAP VALUE      SMALL CAP GROWTH
                                      SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                 --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $          9,747,692  $         1,483,060  $          3,723,563  $         1,950,133
   Due from MetLife Insurance
     Company of Connecticut....                    --                   --                    --                   --
                                 --------------------  -------------------  --------------------  -------------------
       Total Assets............             9,747,692            1,483,060             3,723,563            1,950,133
                                 --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees................                    65                  117                    84                   91
   Due to MetLife Insurance
     Company of Connecticut....                     1                    1                     1                    1
                                 --------------------  -------------------  --------------------  -------------------
       Total Liabilities.......                    66                  118                    85                   92
                                 --------------------  -------------------  --------------------  -------------------

NET ASSETS.....................  $          9,747,626  $         1,482,942  $          3,723,478  $         1,950,041
                                 ====================  ===================  ====================  ===================


                                     MIST JPMORGAN       MIST LORD ABBETT
                                    SMALL CAP VALUE       BOND DEBENTURE
                                      SUBACCOUNT            SUBACCOUNT
                                 --------------------  -------------------
ASSETS:
   Investments at fair value...  $          1,498,315  $         2,276,686
   Due from MetLife Insurance
     Company of Connecticut....                    --                   --
                                 --------------------  -------------------
       Total Assets............             1,498,315            2,276,686
                                 --------------------  -------------------
LIABILITIES:
   Accrued fees................                    67                  155
   Due to MetLife Insurance
     Company of Connecticut....                    --                    1
                                 --------------------  -------------------
       Total Liabilities.......                    67                  156
                                 --------------------  -------------------

NET ASSETS.....................  $          1,498,248  $         2,276,530
                                 ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                     MIST METLIFE       MIST MFS EMERGING      MIST MFS RESEARCH    MIST OPPENHEIMER
                                  AGGRESSIVE STRATEGY    MARKETS EQUITY          INTERNATIONAL        GLOBAL EQUITY
                                      SUBACCOUNT           SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                 --------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $          6,379,406  $         1,431,884   $            444,490  $        21,359,475
   Due from MetLife Insurance
     Company of Connecticut....                     2                   --                     --                   17
                                 --------------------  --------------------  --------------------  -------------------
       Total Assets............             6,379,408            1,431,884                444,490           21,359,492
                                 --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees................                   122                   63                     26                   92
   Due to MetLife Insurance
     Company of Connecticut....                    --                    1                      1                   --
                                 --------------------  --------------------  --------------------  -------------------
       Total Liabilities.......                   122                   64                     27                   92
                                 --------------------  --------------------  --------------------  -------------------

NET ASSETS.....................  $          6,379,286  $         1,431,820   $            444,463  $        21,359,400
                                 ====================  ====================  ====================  ===================

                                     MIST PIMCO
                                 INFLATION PROTECTED       MIST PIMCO                                MIST PIONEER
                                        BOND              TOTAL RETURN       MIST PIONEER FUND     STRATEGIC INCOME
                                     SUBACCOUNT            SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                 -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value...  $         4,202,551  $         14,504,447  $           206,267  $          5,371,298
   Due from MetLife Insurance
     Company of Connecticut....                   --                    --                   --                    --
                                 -------------------  --------------------  -------------------  --------------------
       Total Assets............            4,202,551            14,504,447              206,267             5,371,298
                                 -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees................                   44                    57                   79                   101
   Due to MetLife Insurance
     Company of Connecticut....                   --                     1                    2                    --
                                 -------------------  --------------------  -------------------  --------------------
       Total Liabilities.......                   44                    58                   81                   101
                                 -------------------  --------------------  -------------------  --------------------

NET ASSETS.....................  $         4,202,507  $         14,504,389  $           206,186  $          5,371,197
                                 ===================  ====================  ===================  ====================


                                  MIST T. ROWE PRICE    MIST THIRD AVENUE
                                    LARGE CAP VALUE      SMALL CAP VALUE
                                      SUBACCOUNT           SUBACCOUNT
                                 -------------------  --------------------
ASSETS:
   Investments at fair value...  $        17,670,241  $         11,226,574
   Due from MetLife Insurance
     Company of Connecticut....                   --                    --
                                 -------------------  --------------------
       Total Assets............           17,670,241            11,226,574
                                 -------------------  --------------------
LIABILITIES:
   Accrued fees................                   55                    77
   Due to MetLife Insurance
     Company of Connecticut....                    1                     1
                                 -------------------  --------------------
       Total Liabilities.......                   56                    78
                                 -------------------  --------------------

NET ASSETS.....................  $        17,670,185  $         11,226,496
                                 ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                     MSF BARCLAYS
                                    AGGREGATE BOND        MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
                                         INDEX             BOND INCOME      CAPITAL APPRECIATION       DIVERSIFIED
                                      SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                 --------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value...  $             28,489  $         5,684,864  $        14,799,352   $          1,373,915
   Due from MetLife Insurance
     Company of Connecticut....                    --                   --                    1                     --
                                 --------------------  -------------------  --------------------  --------------------
       Total Assets............                28,489            5,684,864           14,799,353              1,373,915
                                 --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees................                    85                  101                   43                     78
   Due to MetLife Insurance
     Company of Connecticut....                    --                   --                   --                      1
                                 --------------------  -------------------  --------------------  --------------------
       Total Liabilities.......                    85                  101                   43                     79
                                 --------------------  -------------------  --------------------  --------------------

NET ASSETS.....................  $             28,404  $         5,684,763  $        14,799,310   $          1,373,836
                                 ====================  ===================  ====================  ====================


                                    MSF BLACKROCK        MSF BLACKROCK       MSF DAVIS VENTURE      MSF FRONTIER
                                   LARGE CAP VALUE       MONEY MARKET              VALUE           MID CAP GROWTH
                                     SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                 -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $         1,021,336  $        30,084,545  $          5,492,267  $         7,176,223
   Due from MetLife Insurance
     Company of Connecticut....                   --                    3                    --                   --
                                 -------------------  -------------------  --------------------  -------------------
       Total Assets............            1,021,336           30,084,548             5,492,267            7,176,223
                                 -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees................                   53                   37                    67                   94
   Due to MetLife Insurance
     Company of Connecticut....                    1                   --                     1                   --
                                 -------------------  -------------------  --------------------  -------------------
       Total Liabilities.......                   54                   37                    68                   94
                                 -------------------  -------------------  --------------------  -------------------

NET ASSETS.....................  $         1,021,282  $        30,084,511  $          5,492,199  $         7,176,129
                                 ===================  ===================  ====================  ===================

                                                           MSF METLIFE
                                     MSF JENNISON         CONSERVATIVE
                                        GROWTH             ALLOCATION
                                      SUBACCOUNT           SUBACCOUNT
                                 -------------------  --------------------
ASSETS:
   Investments at fair value...  $         2,192,303  $          5,394,784
   Due from MetLife Insurance
     Company of Connecticut....                   --                    --
                                 -------------------  --------------------
       Total Assets............            2,192,303             5,394,784
                                 -------------------  --------------------
LIABILITIES:
   Accrued fees................                  157                    76
   Due to MetLife Insurance
     Company of Connecticut....                    2                     1
                                 -------------------  --------------------
       Total Liabilities.......                  159                    77
                                 -------------------  --------------------

NET ASSETS.....................  $         2,192,144  $          5,394,707
                                 ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                     MSF METLIFE                                 MSF METLIFE
                                   CONSERVATIVE TO         MSF METLIFE           MODERATE TO            MSF METLIFE
                                 MODERATE ALLOCATION   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION       STOCK INDEX
                                     SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                 -------------------  --------------------  ---------------------  -------------------
ASSETS:
   Investments at fair value...  $         6,143,620  $        33,678,792    $        29,351,678   $        21,316,453
   Due from MetLife Insurance
     Company of Connecticut....                   --                   --                     --                    --
                                 -------------------  --------------------  ---------------------  -------------------
       Total Assets............            6,143,620           33,678,792             29,351,678            21,316,453
                                 -------------------  --------------------  ---------------------  -------------------
LIABILITIES:
   Accrued fees................                  117                   64                    111                   104
   Due to MetLife Insurance
     Company of Connecticut....                   --                   --                      2                    --
                                 -------------------  --------------------  ---------------------  -------------------
       Total Liabilities.......                  117                   64                    113                   104
                                 -------------------  --------------------  ---------------------  -------------------

NET ASSETS.....................  $         6,143,503  $        33,678,728    $        29,351,565   $        21,316,349
                                 ===================  ====================  =====================  ===================


                                        MSF MFS                                   MSF MSCI           MSF NEUBERGER
                                     TOTAL RETURN         MSF MFS VALUE          EAFE INDEX         BERMAN GENESIS
                                      SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                 --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value...  $         25,627,219  $        15,355,683  $             45,110  $         3,679,980
   Due from MetLife Insurance
     Company of Connecticut....                    --                    6                    --                   12
                                 --------------------  -------------------  --------------------  -------------------
       Total Assets............            25,627,219           15,355,689                45,110            3,679,992
                                 --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees................                    60                   81                    70                   50
   Due to MetLife Insurance
     Company of Connecticut....                   854                   --                     2                   --
                                 --------------------  -------------------  --------------------  -------------------
       Total Liabilities.......                   914                   81                    72                   50
                                 --------------------  -------------------  --------------------  -------------------

NET ASSETS.....................  $         25,626,305  $        15,355,608  $             45,038  $         3,679,942
                                 ====================  ===================  ====================  ===================


                                   MSF RUSSELL 2000     MSF T. ROWE PRICE
                                         INDEX          LARGE CAP GROWTH
                                      SUBACCOUNT           SUBACCOUNT
                                 --------------------  -------------------
ASSETS:
   Investments at fair value...  $             74,154  $         7,059,905
   Due from MetLife Insurance
     Company of Connecticut....                    --                   11
                                 --------------------  -------------------
       Total Assets............                74,154            7,059,916
                                 --------------------  -------------------
LIABILITIES:
   Accrued fees................                    71                   79
   Due to MetLife Insurance
     Company of Connecticut....                    --                   --
                                 --------------------  -------------------
       Total Liabilities.......                    71                   79
                                 --------------------  -------------------

NET ASSETS.....................  $             74,083  $         7,059,837
                                 ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2013


                                                                                            MSF WESTERN ASSET
                                                                                               MANAGEMENT          MSF WESTERN ASSET
                                                                     MSF T. ROWE PRICE       STRATEGIC BOND           MANAGEMENT
                                                                     SMALL CAP GROWTH         OPPORTUNITIES         U.S. GOVERNMENT
                                                                        SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                                                    -------------------   --------------------   -------------------
ASSETS:
   Investments at fair value.....................................   $        16,608,477   $             33,684   $         6,325,774
   Due from MetLife Insurance
     Company of Connecticut......................................                    --                     --                    --
                                                                    -------------------   --------------------   -------------------
        Total Assets.............................................            16,608,477                 33,684             6,325,774
                                                                    -------------------   --------------------   -------------------
LIABILITIES:
   Accrued fees..................................................                    68                     90                    73
   Due to MetLife Insurance
     Company of Connecticut......................................                     1                      1                    --
                                                                    -------------------   --------------------   -------------------
        Total Liabilities........................................                    69                     91                    73
                                                                    -------------------   --------------------   -------------------

NET ASSETS.......................................................   $        16,608,408   $             33,593   $         6,325,701
                                                                    ===================   ====================   ===================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                 AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS         FIDELITY VIP
                                                  GLOBAL GROWTH           GROWTH            GROWTH-INCOME          CONTRAFUND
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                              --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            177,072  $           180,963  $           151,517  $            110,275
                                              --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               163,782              210,264              130,168               161,651
                                              --------------------  -------------------  -------------------  --------------------
           Net investment income (loss).....                13,290             (29,301)               21,349              (51,376)
                                              --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                   --                   --                 3,862
      Realized gains (losses) on sale of
        investments.........................             1,145,185            1,199,387              542,617               628,904
                                              --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses)......             1,145,185            1,199,387              542,617               632,766
                                              --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             2,564,907            3,934,581            2,671,923             3,094,448
                                              --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             3,710,092            5,133,968            3,214,540             3,727,214
                                              --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          3,723,382  $         5,104,667  $         3,235,889  $          3,675,838
                                              ====================  ===================  ===================  ====================

                                                                        FTVIPT FRANKLIN      FTVIPT TEMPLETON
                                                                         SMALL-MID CAP      DEVELOPING MARKETS
                                              FIDELITY VIP MID CAP     GROWTH SECURITIES        SECURITIES
                                                   SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                              ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................   $            51,988   $                 --  $            121,463
                                              ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               220,425                 21,002                70,916
                                              ---------------------  --------------------  --------------------
           Net investment income (loss).....             (168,437)               (21,002)                50,547
                                              ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........             2,518,725                100,963                    --
      Realized gains (losses) on sale of
        investments.........................             1,160,644                345,912              (35,943)
                                              ---------------------  --------------------  --------------------
           Net realized gains (losses)......             3,679,369                446,875              (35,943)
                                              ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             2,510,377                170,878             (143,244)
                                              ---------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             6,189,746                617,753             (179,187)
                                              ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........   $         6,021,309   $            596,751  $          (128,640)
                                              =====================  ====================  ====================


                                                FTVIPT TEMPLETON         JANUS ASPEN       LMPET CLEARBRIDGE
                                               FOREIGN SECURITIES        ENTERPRISE         SMALL CAP VALUE
                                                   SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                              --------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            109,793  $            30,166  $                 --
                                              --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                52,085              101,639                 1,972
                                              --------------------  -------------------  --------------------
           Net investment income (loss).....                57,708             (71,473)               (1,972)
                                              --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                   --                12,222
      Realized gains (losses) on sale of
        investments.........................               129,334            1,152,550                24,150
                                              --------------------  -------------------  --------------------
           Net realized gains (losses)......               129,334            1,152,550                36,372
                                              --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               745,532            1,202,241                 7,641
                                              --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               874,866            2,354,791                44,013
                                              --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            932,574  $         2,283,318  $             42,041
                                              ====================  ===================  ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                    LMPIT                LMPVET                LMPVET                LMPVET
                                                WESTERN ASSET     CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                               CORPORATE BOND       AGGRESSIVE GROWTH       ALL CAP VALUE         APPRECIATION
                                                 SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                             -------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           186,081  $             21,013   $            58,122  $            115,226
                                             -------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................               57,037                92,685                48,164               123,079
                                             -------------------  --------------------  --------------------  --------------------
           Net investment income (loss)....              129,044              (71,672)                 9,958               (7,853)
                                             -------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   --               408,537               305,299               318,006
      Realized gains (losses) on sale of
        investments........................               53,283             1,102,232                69,248               788,892
                                             -------------------  --------------------  --------------------  --------------------
           Net realized gains (losses).....               53,283             1,510,769               374,547             1,106,898
                                             -------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            (235,209)             1,669,912               780,289             1,451,088
                                             -------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            (181,926)             3,180,681             1,154,836             2,557,986
                                             -------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (52,882)  $          3,109,009   $         1,164,794  $          2,550,133
                                             ===================  ====================  ====================  ====================


                                                    LMPVET                LMPVET                LMPVET                LMPVET
                                             CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                                 EQUITY INCOME       LARGE CAP GROWTH       LARGE CAP VALUE      SMALL CAP GROWTH
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                             --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             41,202   $            12,447  $             66,955  $             1,574
                                             --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                31,898                32,805                51,361               39,592
                                             --------------------  --------------------  --------------------  --------------------
           Net investment income (loss)....                 9,304              (20,358)                15,594             (38,018)
                                             --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --               267,009               198,722              284,109
      Realized gains (losses) on sale of
        investments........................                38,115               428,030               443,593              298,914
                                             --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses).....                38,115               695,039               642,315              583,023
                                             --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................               517,771               200,079               546,899              817,098
                                             --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................               555,886               895,118             1,189,214            1,400,121
                                             --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            565,190   $           874,760  $          1,204,808  $         1,362,103
                                             ====================  ====================  ====================  ====================

                                                    LMPVET                LMPVIT
                                              INVESTMENT COUNSEL       WESTERN ASSET
                                                VARIABLE SOCIAL       VARIABLE GLOBAL
                                                   AWARENESS          HIGH YIELD BOND
                                                  SUBACCOUNT            SUBACCOUNT
                                             --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $             33,380  $           193,724
                                             --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................                34,294               45,701
                                             --------------------  -------------------
           Net investment income (loss)....                 (914)              148,023
                                             --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --                   --
      Realized gains (losses) on sale of
        investments........................                70,744              105,425
                                             --------------------  -------------------
           Net realized gains (losses).....                70,744              105,425
                                             --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               561,809             (17,177)
                                             --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................               632,553               88,248
                                             --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            631,639  $           236,271
                                             ====================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                MIST AMERICAN         MIST AMERICAN         MIST AMERICAN
                                               FUNDS BALANCED         FUNDS GROWTH         FUNDS MODERATE      MIST BLACKROCK
                                                 ALLOCATION            ALLOCATION            ALLOCATION          HIGH YIELD
                                                 SUBACCOUNT            SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                             -------------------  --------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            42,357  $             49,822  $            40,131  $           385,250
                                             -------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................               37,727                52,509               29,097               56,533
                                             -------------------  --------------------  -------------------  -------------------
           Net investment income (loss)....                4,630               (2,687)               11,034              328,717
                                             -------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........              190,470               274,910              132,366              151,260
      Realized gains (losses) on sale of
        investments........................               93,548               151,338               39,917              171,083
                                             -------------------  --------------------  -------------------  -------------------
           Net realized gains (losses).....              284,018               426,248              172,283              322,343
                                             -------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              228,497               609,895              117,056            (176,264)
                                             -------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              512,515             1,036,143              289,339              146,079
                                             -------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           517,145  $          1,033,456  $           300,373  $           474,796
                                             ===================  ====================  ===================  ===================


                                               MIST BLACKROCK         MIST CLARION        MIST CLEARBRIDGE     MIST CLEARBRIDGE
                                               LARGE CAP CORE      GLOBAL REAL ESTATE   AGGRESSIVE GROWTH II   AGGRESSIVE GROWTH
                                                 SUBACCOUNT            SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            22,755  $            468,056  $           264,341   $             1,961
                                             -------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................               19,646                73,259              413,121                10,137
                                             -------------------  --------------------  --------------------  -------------------
           Net investment income (loss)....                3,109               394,797            (148,780)               (8,176)
                                             -------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   --                    --                   --                    --
      Realized gains (losses) on sale of
        investments........................              123,963              (88,166)            1,310,194                82,455
                                             -------------------  --------------------  --------------------  -------------------
           Net realized gains (losses).....              123,963              (88,166)            1,310,194                82,455
                                             -------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              368,977             (111,637)            6,904,233               270,397
                                             -------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              492,940             (199,803)            8,214,427               352,852
                                             -------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           496,049  $            194,994  $         8,065,647   $           344,676
                                             ===================  ====================  ====================  ===================

                                                     MIST
                                                HARRIS OAKMARK         MIST INVESCO
                                                 INTERNATIONAL           COMSTOCK
                                                  SUBACCOUNT            SUBACCOUNT
                                             --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            261,142  $            16,179
                                             --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................               115,055               17,483
                                             --------------------  -------------------
           Net investment income (loss)....               146,087              (1,304)
                                             --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --                   --
      Realized gains (losses) on sale of
        investments........................               541,408              313,004
                                             --------------------  -------------------
           Net realized gains (losses).....               541,408              313,004
                                             --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................             1,860,235              120,689
                                             --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................             2,401,643              433,693
                                             --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          2,547,730  $           432,389
                                             ====================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                 MIST INVESCO         MIST INVESCO         MIST JPMORGAN      MIST LORD ABBETT
                                                 MID CAP VALUE      SMALL CAP GROWTH      SMALL CAP VALUE      BOND DEBENTURE
                                                  SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            28,307  $              8,281  $            10,172  $           175,803
                                             -------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................               39,196                20,434               14,291               24,749
                                             -------------------  --------------------  -------------------  -------------------
          Net investment income (loss).....             (10,889)              (12,153)              (4,119)              151,054
                                             -------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   --               112,541                   --                   --
      Realized gains (losses) on sale of
        investments........................              183,882               217,828               85,684               64,259
                                             -------------------  --------------------  -------------------  -------------------
          Net realized gains (losses)......              183,882               330,369               85,684               64,259
                                             -------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................              744,142               304,700              308,296             (51,509)
                                             -------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              928,024               635,069              393,980               12,750
                                             -------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           917,135  $            622,916  $           389,861  $           163,804
                                             ===================  ====================  ===================  ===================


                                                MIST METLIFE       MIST MFS EMERGING      MIST MFS RESEARCH    MIST OPPENHEIMER
                                             AGGRESSIVE STRATEGY    MARKETS EQUITY          INTERNATIONAL        GLOBAL EQUITY
                                                 SUBACCOUNT           SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            44,046  $            25,728   $            15,116  $             30,189
                                             -------------------  --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................               68,091               19,087                 5,642               158,275
                                             -------------------  --------------------  -------------------  --------------------
          Net investment income (loss).....             (24,045)                6,641                 9,474             (128,086)
                                             -------------------  --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   --                   --                    --                    --
      Realized gains (losses) on sale of
        investments........................              175,612               16,263                29,927               390,655
                                             -------------------  --------------------  -------------------  --------------------
          Net realized gains (losses)......              175,612               16,263                29,927               390,655
                                             -------------------  --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            1,315,716            (142,944)                35,733             2,892,875
                                             -------------------  --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            1,491,328            (126,681)                65,660             3,283,530
                                             -------------------  --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         1,467,283  $         (120,040)   $            75,134  $          3,155,444
                                             ===================  ====================  ===================  ====================

                                                 MIST PIMCO
                                             INFLATION PROTECTED       MIST PIMCO
                                                    BOND              TOTAL RETURN
                                                 SUBACCOUNT            SUBACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           236,149  $           827,405
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................               77,388              208,059
                                             -------------------  -------------------
          Net investment income (loss).....              158,761              619,346
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........              561,964              384,951
      Realized gains (losses) on sale of
        investments........................            (512,831)            1,224,536
                                             -------------------  -------------------
          Net realized gains (losses)......               49,133            1,609,487
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (1,010,976)          (2,832,238)
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            (961,843)          (1,222,751)
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (803,082)  $         (603,405)
                                             ===================  ===================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                                      MIST PIONEER       MIST T. ROWE PRICE    MIST THIRD AVENUE
                                               MIST PIONEER FUND    STRATEGIC INCOME       LARGE CAP VALUE      SMALL CAP VALUE
                                                  SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             --------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $              5,836  $           346,065  $            264,047  $           111,286
                                             --------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................                 2,238               68,935               205,350              126,588
                                             --------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....                 3,598              277,130                58,697             (15,302)
                                             --------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --               19,724                    --                   --
      Realized gains (losses) on sale of
        investments........................                18,903              238,125               309,845              424,243
                                             --------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....                18,903              257,849               309,845              424,243
                                             --------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................                32,223            (514,020)             4,480,798            2,612,645
                                             --------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................                51,126            (256,171)             4,790,643            3,036,888
                                             --------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $             54,724  $            20,959  $          4,849,340  $         3,021,586
                                             ====================  ===================  ====================  ===================

                                                MSF BARCLAYS
                                               AGGREGATE BOND         MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
                                                    INDEX              BOND INCOME      CAPITAL APPRECIATION       DIVERSIFIED
                                                 SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                             -------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             1,983  $            299,220   $           119,860  $             23,109
                                             -------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                  607                78,281               166,699                13,018
                                             -------------------  --------------------  --------------------  --------------------
           Net investment income (loss)....                1,376               220,939              (46,839)                10,091
                                             -------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                   --               182,383                    --                    --
      Realized gains (losses) on sale of
        investments........................                  402               172,186             2,687,327                70,194
                                             -------------------  --------------------  --------------------  --------------------
           Net realized gains (losses).....                  402               354,569             2,687,327                70,194
                                             -------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              (3,901)             (691,634)             1,410,219               121,993
                                             -------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              (3,499)             (337,065)             4,097,546               192,187
                                             -------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           (2,123)  $          (116,126)   $         4,050,707  $            202,278
                                             ===================  ====================  ====================  ====================


                                                 MSF BLACKROCK        MSF BLACKROCK
                                                LARGE CAP VALUE       MONEY MARKET
                                                  SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            10,946  $                 --
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................               11,221               376,899
                                             -------------------  --------------------
           Net investment income (loss)....                (275)             (376,899)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........               50,334                    --
      Realized gains (losses) on sale of
        investments........................               66,265                    --
                                             -------------------  --------------------
           Net realized gains (losses).....              116,599                    --
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              135,277                    --
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................              251,876                    --
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           251,601  $          (376,899)
                                             ===================  ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                                    MSF METLIFE
                                                MSF DAVIS VENTURE      MSF FRONTIER          MSF JENNISON          CONSERVATIVE
                                                      VALUE           MID CAP GROWTH            GROWTH              ALLOCATION
                                                   SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                              --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             78,033  $            81,014  $              8,915  $            199,210
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                64,096               79,104                22,705                83,213
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                13,937                1,910              (13,790)               115,997
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                93,197              166,706                22,015                32,609
      Realized gains (losses) on sale of
        investments.........................               184,481              723,693                86,129               198,576
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......               277,678              890,399               108,144               231,185
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,201,290              997,246               553,297             (180,103)
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             1,478,968            1,887,645               661,441                51,082
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,492,905  $         1,889,555  $            647,651  $            167,079
                                              ====================  ===================  ====================  ====================

                                                  MSF METLIFE                                 MSF METLIFE
                                                CONSERVATIVE TO         MSF METLIFE           MODERATE TO            MSF METLIFE
                                              MODERATE ALLOCATION   MODERATE ALLOCATION  AGGRESSIVE ALLOCATION       STOCK INDEX
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                              -------------------  --------------------  ---------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $           158,518  $            613,509  $            371,724   $           397,178
                                              -------------------  --------------------  ---------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               69,945               373,981               307,151               239,222
                                              -------------------  --------------------  ---------------------  -------------------
           Net investment income (loss).....               88,573               239,528                64,573               157,956
                                              -------------------  --------------------  ---------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........               65,420               250,312                    --               322,282
      Realized gains (losses) on sale of
        investments.........................              310,366             1,078,124               570,045             1,840,111
                                              -------------------  --------------------  ---------------------  -------------------
           Net realized gains (losses)......              375,786             1,328,436               570,045             2,162,393
                                              -------------------  --------------------  ---------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              129,873             3,337,027             4,750,115             3,260,422
                                              -------------------  --------------------  ---------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................              505,659             4,665,463             5,320,160             5,422,815
                                              -------------------  --------------------  ---------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           594,232  $          4,904,991  $          5,384,733   $         5,580,771
                                              ===================  ====================  =====================  ===================


                                                     MSF MFS
                                                  TOTAL RETURN         MSF MFS VALUE
                                                   SUBACCOUNT           SUBACCOUNT
                                              -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $           646,155  $            142,500
                                              -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................              308,205               146,014
                                              -------------------  --------------------
           Net investment income (loss).....              337,950               (3,514)
                                              -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                   --               241,963
      Realized gains (losses) on sale of
        investments.........................              638,389               664,913
                                              -------------------  --------------------
           Net realized gains (losses)......              638,389               906,876
                                              -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            3,349,025             2,620,153
                                              -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................            3,987,414             3,527,029
                                              -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         4,325,364  $          3,523,515
                                              ===================  ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013




                                                   MSF MSCI           MSF NEUBERGER       MSF RUSSELL 2000     MSF T. ROWE PRICE
                                                  EAFE INDEX         BERMAN GENESIS             INDEX          LARGE CAP GROWTH
                                                  SUBACCOUNT         SUBACCOUNT (a)          SUBACCOUNT           SUBACCOUNT
                                             --------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $              2,771  $                --  $              1,371  $             4,301
                                             --------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................                   893               29,372                 1,034               74,129
                                             --------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....                 1,878             (29,372)                   337             (69,828)
                                             --------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........                    --                   --                    --                   --
      Realized gains (losses) on sale of
        investments........................               (2,973)              119,435                11,304              733,446
                                             --------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....               (2,973)              119,435                11,304              733,446
                                             --------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................                16,229              770,438                14,364            1,365,056
                                             --------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................                13,256              889,873                25,668            2,098,502
                                             --------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $             15,134  $           860,501  $             26,005  $         2,028,674
                                             ====================  ===================  ====================  ===================

                                                                    MSF WESTERN ASSET
                                                                       MANAGEMENT        MSF WESTERN ASSET
                                              MSF T. ROWE PRICE      STRATEGIC BOND         MANAGEMENT
                                              SMALL CAP GROWTH        OPPORTUNITIES       U.S. GOVERNMENT
                                                 SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            19,996  $             2,142  $            176,708
                                             -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................              167,834                  491                80,005
                                             -------------------  -------------------  --------------------
           Net investment income (loss)....            (147,838)                1,651                96,703
                                             -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions..........              812,441                   --                    --
      Realized gains (losses) on sale of
        investments........................            1,119,739                1,994                46,927
                                             -------------------  -------------------  --------------------
           Net realized gains (losses).....            1,932,180                1,994                46,927
                                             -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            3,507,513              (3,355)             (283,497)
                                             -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments........................            5,439,693              (1,361)             (236,570)
                                             -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         5,291,855  $               290  $          (139,867)
                                             ===================  ===================  ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                         AMERICAN FUNDS GLOBAL GROWTH          AMERICAN FUNDS GROWTH
                                                  SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  -------------------------------
                                             2013              2012            2013            2012
                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        13,290  $      (65,225)  $     (29,301)  $     (103,780)
   Net realized gains (losses)........        1,145,185          473,635       1,199,387          643,089
   Change in unrealized gains
     (losses) on investments..........        2,564,907        3,220,810       3,934,581        3,919,830
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        3,723,382        3,629,220       5,104,667        4,459,139
                                        ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............        1,178,730        2,049,098       1,759,611        3,031,724
   Net transfers (including fixed
     account).........................          (9,954)      (1,171,069)       (349,150)      (1,247,158)
   Contract charges...................            (635)            (935)           (574)            (974)
   Transfers for contract benefits
     and terminations.................      (5,357,986)     (10,627,211)     (6,371,675)     (19,656,814)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (4,189,845)      (9,750,117)     (4,961,788)     (17,873,222)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.................        (466,463)      (6,120,897)         142,879     (13,414,083)
NET ASSETS:
   Beginning of year..................       15,550,473       21,671,370      20,359,758       33,773,841
                                        ---------------  ---------------  --------------  ---------------
   End of year........................  $    15,084,010  $    15,550,473  $   20,502,637  $    20,359,758
                                        ===============  ===============  ==============  ===============


                                         AMERICAN FUNDS GROWTH-INCOME         FIDELITY VIP CONTRAFUND
                                                  SUBACCOUNT                        SUBACCOUNT
                                        -------------------------------  --------------------------------
                                             2013            2012             2013             2012
                                        --------------  ---------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       21,349  $        46,160  $     (51,376)   $     (46,239)
   Net realized gains (losses)........         542,617        (122,416)         632,766        (334,300)
   Change in unrealized gains
     (losses) on investments..........       2,671,923        2,315,799       3,094,448        3,251,091
                                        --------------  ---------------  --------------   --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............       3,235,889        2,239,543       3,675,838        2,870,552
                                        --------------  ---------------  --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............         798,604        1,522,917       1,122,715        1,857,501
   Net transfers (including fixed
     account).........................          79,517        (585,038)       (254,782)        (968,505)
   Contract charges...................           (534)            (867)           (615)            (817)
   Transfers for contract benefits
     and terminations.................     (3,864,921)      (8,671,819)     (4,488,762)     (12,579,421)
                                        --------------  ---------------  --------------   --------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........     (2,987,334)      (7,734,807)     (3,621,444)     (11,691,242)
                                        --------------  ---------------  --------------   --------------
     Net increase (decrease)
        in net assets.................         248,555      (5,495,264)          54,394      (8,820,690)
NET ASSETS:
   Beginning of year..................      12,102,657       17,597,921      14,268,956       23,089,646
                                        --------------  ---------------  --------------   --------------
   End of year........................  $   12,351,212  $    12,102,657  $   14,323,350   $   14,268,956
                                        ==============  ===============  ==============   ==============

                                                                            FTVIPT FRANKLIN SMALL-MID CAP
                                              FIDELITY VIP MID CAP                GROWTH SECURITIES
                                                   SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  --------------------------------
                                             2013             2012              2013            2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     (168,437)  $     (208,097)  $      (21,002)  $      (36,620)
   Net realized gains (losses)........        3,679,369        3,493,752          446,875          683,065
   Change in unrealized gains
     (losses) on investments..........        2,510,377          498,786          170,878        (147,080)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        6,021,309        3,784,441          596,751          499,365
                                        ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............        1,744,493        3,071,289          142,510          496,877
   Net transfers (including fixed
     account).........................          135,017      (2,256,592)         (46,375)        (364,651)
   Contract charges...................          (1,227)          (1,810)            (148)            (180)
   Transfers for contract benefits
     and terminations.................      (8,046,079)     (17,799,230)      (2,250,510)      (2,479,078)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (6,167,796)     (16,986,343)      (2,154,523)      (2,347,032)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        (146,487)     (13,201,902)      (1,557,772)      (1,847,667)
NET ASSETS:
   Beginning of year..................       21,045,355       34,247,257        3,414,377        5,262,044
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $    20,898,868  $    21,045,355  $     1,856,605  $     3,414,377
                                        ===============  ===============  ===============  ===============

                                           FTVIPT TEMPLETON DEVELOPING
                                               MARKETS SECURITIES
                                                   SUBACCOUNT
                                        --------------------------------
                                             2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        50,547  $        20,492
   Net realized gains (losses)........         (35,943)        (486,640)
   Change in unrealized gains
     (losses) on investments..........        (143,244)        1,810,856
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (128,640)        1,344,708
                                        ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          684,323        1,382,412
   Net transfers (including fixed
     account).........................        (478,706)      (1,058,329)
   Contract charges...................            (286)            (669)
   Transfers for contract benefits
     and terminations.................      (2,931,597)      (8,623,505)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (2,726,266)      (8,300,091)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................      (2,854,906)      (6,955,383)
NET ASSETS:
   Beginning of year..................        8,146,735       15,102,118
                                        ---------------  ---------------
   End of year........................  $     5,291,829  $     8,146,735
                                        ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                           FTVIPT TEMPLETON FOREIGN
                                                  SECURITIES                  JANUS ASPEN ENTERPRISE
                                                  SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  -------------------------------
                                             2013              2012            2013            2012
                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        57,708  $       117,635  $     (71,473)  $     (124,806)
   Net realized gains (losses)........          129,334        (692,701)       1,152,550        1,943,960
   Change in unrealized gains
     (losses) on investments..........          745,532        1,582,791       1,202,241        (139,803)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          932,574        1,007,725       2,283,318        1,679,351
                                        ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          399,921          831,881         436,037          787,700
   Net transfers (including fixed
     account).........................        (111,745)        (524,805)        (59,615)        (211,107)
   Contract charges...................            (156)            (202)           (735)          (1,027)
   Transfers for contract benefits
     and terminations.................      (1,945,633)      (5,535,432)     (2,577,504)      (6,681,032)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (1,657,613)      (5,228,558)     (2,201,817)      (6,105,466)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.................        (725,039)      (4,220,833)          81,501      (4,426,115)
NET ASSETS:
   Beginning of year..................        5,165,614        9,386,447       8,724,665       13,150,780
                                        ---------------  ---------------  --------------  ---------------
   End of year........................  $     4,440,575  $     5,165,614  $    8,806,166  $     8,724,665
                                        ===============  ===============  ==============  ===============

                                                LMPET CLEARBRIDGE                LMPIT WESTERN ASSET
                                                 SMALL CAP VALUE                   CORPORATE BOND
                                                   SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  -------------------------------
                                              2013            2012             2013             2012
                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (1,972)  $      (15,693)  $      129,044  $       216,493
   Net realized gains (losses)........           36,372          164,869          53,283          121,811
   Change in unrealized gains
     (losses) on investments..........            7,641           63,272       (235,209)          649,130
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............           42,041          212,448        (52,882)          987,434
                                        ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............               --          173,652         353,682          626,522
   Net transfers (including fixed
     account).........................               --         (80,358)       (372,358)          (2,257)
   Contract charges...................               --               --           (302)            (402)
   Transfers for contract benefits
     and terminations.................         (74,928)      (3,168,168)     (1,179,897)      (6,687,233)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........         (74,928)      (3,074,874)     (1,198,875)      (6,063,370)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.................         (32,887)      (2,862,426)     (1,251,757)      (5,075,936)
NET ASSETS:
   Beginning of year..................          166,432        3,028,858       5,572,790       10,648,726
                                        ---------------  ---------------  --------------  ---------------
   End of year........................  $       133,545  $       166,432  $    4,321,033  $     5,572,790
                                        ===============  ===============  ==============  ===============

                                               LMPVET CLEARBRIDGE                LMPVET CLEARBRIDGE
                                           VARIABLE AGGRESSIVE GROWTH          VARIABLE ALL CAP VALUE
                                                   SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  --------------------------------
                                             2013             2012             2013             2012
                                        ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $      (71,672)  $     (154,202)  $         9,958  $         6,068
   Net realized gains (losses)........        1,510,769        7,648,632          374,547        (698,703)
   Change in unrealized gains
     (losses) on investments..........        1,669,912      (4,124,586)          780,289        1,559,338
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        3,109,009        3,369,844        1,164,794          866,703
                                        ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          299,650          987,372          261,384          520,167
   Net transfers (including fixed
     account).........................          103,566        (410,108)        (106,826)        (231,111)
   Contract charges...................            (345)            (467)            (310)            (402)
   Transfers for contract benefits
     and terminations.................      (2,396,289)     (24,132,838)      (1,117,814)      (5,297,914)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (1,993,418)     (23,556,041)        (963,566)      (5,009,260)
                                        ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................        1,115,591     (20,186,197)          201,228      (4,142,557)
NET ASSETS:
   Beginning of year..................        7,648,793       27,834,990        4,273,403        8,415,960
                                        ---------------  ---------------  ---------------  ---------------
   End of year........................  $     8,764,384  $     7,648,793  $     4,474,631  $     4,273,403
                                        ===============  ===============  ===============  ===============

                                               LMPVET CLEARBRIDGE
                                              VARIABLE APPRECIATION
                                                   SUBACCOUNT
                                        --------------------------------
                                             2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (7,853)  $       (2,769)
   Net realized gains (losses)........        1,106,898        1,227,175
   Change in unrealized gains
     (losses) on investments..........        1,451,088          956,774
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        2,550,133        2,181,180
                                        ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          499,728        1,027,389
   Net transfers (including fixed
     account).........................         (91,517)        (574,962)
   Contract charges...................            (813)          (1,116)
   Transfers for contract benefits
     and terminations.................      (3,248,740)     (11,617,963)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (2,841,342)     (11,166,652)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................        (291,209)      (8,985,472)
NET ASSETS:
   Beginning of year..................       10,267,645       19,253,117
                                        ---------------  ---------------
   End of year........................  $     9,976,436  $    10,267,645
                                        ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                         LMPVET CLEARBRIDGE VARIABLE      LMPVET CLEARBRIDGE VARIABLE
                                                EQUITY INCOME                  LARGE CAP GROWTH
                                                 SUBACCOUNT                       SUBACCOUNT
                                       ------------------------------  --------------------------------
                                            2013            2012             2013             2012
                                       --------------  --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $        9,304  $       35,078  $      (20,358)  $      (30,142)
   Net realized gains (losses).......          38,115       (490,522)          695,039        1,117,161
   Change in unrealized gains
     (losses) on investments.........         517,771       1,038,184          200,079        (221,396)
                                       --------------  --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............         565,190         582,740          874,760          865,623
                                       --------------  --------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............         158,459         368,117          186,766          387,791
   Net transfers (including fixed
     account)........................        (36,700)          48,023         (24,938)        (353,252)
   Contract charges..................           (191)           (213)            (122)            (103)
   Transfers for contract benefits
     and terminations................       (695,681)     (4,551,589)      (1,235,703)      (4,108,402)
                                       --------------  --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........       (574,113)     (4,135,662)      (1,073,997)      (4,073,966)
                                       --------------  --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................         (8,923)     (3,552,922)        (199,237)      (3,208,343)
NET ASSETS:
   Beginning of year.................       2,587,204       6,140,126        2,873,687        6,082,030
                                       --------------  --------------  ---------------  ---------------
   End of year.......................  $    2,578,281  $    2,587,204  $     2,674,450  $     2,873,687
                                       ==============  ==============  ===============  ===============

                                         LMPVET CLEARBRIDGE VARIABLE        LMPVET CLEARBRIDGE VARIABLE
                                               LARGE CAP VALUE                   SMALL CAP GROWTH
                                                 SUBACCOUNT                         SUBACCOUNT
                                       --------------------------------  -------------------------------
                                            2013              2012            2013             2012
                                       ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $        15,594  $        30,017  $     (38,018)  $      (32,664)
   Net realized gains (losses).......          642,315          746,211         583,023          665,842
   Change in unrealized gains
     (losses) on investments.........          546,899          305,549         817,098          136,144
                                       ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............        1,204,808        1,081,777       1,362,103          769,322
                                       ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          278,846          608,070         204,346          393,023
   Net transfers (including fixed
     account)........................        (134,825)          (7,293)         529,455        (293,501)
   Contract charges..................            (232)            (445)           (128)            (114)
   Transfers for contract benefits
     and terminations................      (1,694,548)      (6,366,942)       (959,233)      (2,410,877)
                                       ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........      (1,550,759)      (5,766,610)       (225,560)      (2,311,469)
                                       ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
       in net assets.................        (345,951)      (4,684,833)       1,136,543      (1,542,147)
NET ASSETS:
   Beginning of year.................        4,683,572        9,368,405       3,222,792        4,764,939
                                       ---------------  ---------------  --------------  ---------------
   End of year.......................  $     4,337,621  $     4,683,572  $    4,359,335  $     3,222,792
                                       ===============  ===============  ==============  ===============

                                          LMPVET INVESTMENT COUNSEL      LMPVIT WESTERN ASSET VARIABLE
                                          VARIABLE SOCIAL AWARENESS         GLOBAL HIGH YIELD BOND
                                                 SUBACCOUNT                       SUBACCOUNT
                                       -------------------------------  -------------------------------
                                            2013             2012            2013             2012
                                       --------------   --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $        (914)   $       16,627  $      148,023  $       417,465
   Net realized gains (losses).......          70,744          121,166         105,425        (103,952)
   Change in unrealized gains
     (losses) on investments.........         561,809          279,773        (17,177)          957,667
                                       --------------   --------------  --------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............         631,639          417,566         236,271        1,271,180
                                       --------------   --------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............         184,779          288,848         262,317          581,094
   Net transfers (including fixed
     account)........................       (102,508)        (120,655)       (123,822)        (220,685)
   Contract charges..................            (66)            (101)           (192)            (264)
   Transfers for contract benefits
     and terminations................       (338,224)      (1,634,834)     (4,066,757)      (4,287,017)
                                       --------------   --------------  --------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........       (256,019)      (1,466,742)     (3,928,454)      (3,926,872)
                                       --------------   --------------  --------------  ---------------
     Net increase (decrease)
       in net assets.................         375,620      (1,049,176)     (3,692,183)      (2,655,692)
NET ASSETS:
   Beginning of year.................       3,712,968        4,762,144       6,832,079        9,487,771
                                       --------------   --------------  --------------  ---------------
   End of year.......................  $    4,088,588   $    3,712,968  $    3,139,896  $     6,832,079
                                       ==============   ==============  ==============  ===============

                                         MIST AMERICAN FUNDS BALANCED
                                                  ALLOCATION
                                                  SUBACCOUNT
                                       --------------------------------
                                             2013             2012
                                       ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $         4,630  $        16,602
   Net realized gains (losses).......          284,018           97,988
   Change in unrealized gains
     (losses) on investments.........          228,497          227,381
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............          517,145          341,971
                                       ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          494,755          540,133
   Net transfers (including fixed
     account)........................         (62,646)         (68,167)
   Contract charges..................            (353)            (461)
   Transfers for contract benefits
     and terminations................        (401,113)        (372,837)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........           30,643           98,668
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets.................          547,788          440,639
NET ASSETS:
   Beginning of year.................        3,227,823        2,787,184
                                       ---------------  ---------------
   End of year.......................  $     3,775,611  $     3,227,823
                                       ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                          MIST AMERICAN FUNDS GROWTH                MIST AMERICAN
                                                  ALLOCATION                  FUNDS MODERATE ALLOCATION
                                                  SUBACCOUNT                         SUBACCOUNT
                                        --------------------------------  -------------------------------
                                             2013             2012              2013            2012
                                        ---------------  ---------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (2,687)  $         2,560  $        11,034  $       17,507
   Net realized gains (losses)........          426,248           37,784          172,283          67,454
   Change in unrealized gains
     (losses) on investments..........          609,895          483,037          117,056         109,803
                                        ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,033,456          523,381          300,373         194,764
                                        ---------------  ---------------  ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          651,083          687,613          472,592         534,793
   Net transfers (including fixed
     account).........................          239,701          205,559          133,598        (42,094)
   Contract charges...................            (120)            (144)            (369)           (412)
   Transfers for contract benefits
     and terminations.................        (888,229)        (344,091)        (368,654)       (289,717)
                                        ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........            2,435          548,937          237,167         202,570
                                        ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets.................        1,035,891        1,072,318          537,540         397,334
NET ASSETS:
   Beginning of year..................        4,339,166        3,266,848        2,278,420       1,881,086
                                        ---------------  ---------------  ---------------  --------------
   End of year........................  $     5,375,057  $     4,339,166  $     2,815,960  $    2,278,420
                                        ===============  ===============  ===============  ==============


                                            MIST BLACKROCK HIGH YIELD      MIST BLACKROCK LARGE CAP CORE
                                                   SUBACCOUNT                       SUBACCOUNT
                                        -------------------------------  --------------------------------
                                              2013            2012             2013             2012
                                        ---------------  --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       328,717  $      482,626  $         3,109  $         (153)
   Net realized gains (losses)........          322,343         311,742          123,963           47,546
   Change in unrealized gains
     (losses) on investments..........        (176,264)         255,948          368,977          231,277
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          474,796       1,050,316          496,049          278,670
                                        ---------------  --------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          441,103         908,506          141,526          263,071
   Net transfers (including fixed
     account).........................        (298,199)         505,885          154,191          111,846
   Contract charges...................            (179)           (201)             (94)             (96)
   Transfers for contract benefits
     and terminations.................      (1,891,689)     (4,686,944)        (801,470)      (1,394,187)
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (1,748,964)     (3,272,754)        (505,847)      (1,019,366)
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................      (1,274,168)     (2,222,438)          (9,798)        (740,696)
NET ASSETS:
   Beginning of year..................        6,543,823       8,766,261        1,828,375        2,569,071
                                        ---------------  --------------  ---------------  ---------------
   End of year........................  $     5,269,655  $    6,543,823  $     1,818,577  $     1,828,375
                                        ===============  ==============  ===============  ===============

                                                                                 MIST CLEARBRIDGE
                                         MIST CLARION GLOBAL REAL ESTATE       AGGRESSIVE GROWTH II
                                                   SUBACCOUNT                       SUBACCOUNT
                                        --------------------------------  -------------------------------
                                              2013             2012            2013             2012
                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       394,797  $       108,138  $    (148,780)  $     (316,463)
   Net realized gains (losses)........         (88,166)        (830,763)       1,310,194          110,679
   Change in unrealized gains
     (losses) on investments..........        (111,637)        2,512,271       6,904,233        9,612,775
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          194,994        1,789,646       8,065,647        9,406,991
                                        ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          553,469          895,395       1,886,538        3,073,443
   Net transfers (including fixed
     account).........................         (57,244)          176,233       (540,677)      (1,402,875)
   Contract charges...................            (320)            (501)         (3,280)          (4,826)
   Transfers for contract benefits
     and terminations.................      (1,874,704)      (5,016,029)     (9,431,606)     (27,894,216)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (1,378,799)      (3,944,902)     (8,089,025)     (26,228,474)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.................      (1,183,805)      (2,155,256)        (23,378)     (16,821,483)
NET ASSETS:
   Beginning of year..................        7,001,106        9,156,362      34,429,122       51,250,605
                                        ---------------  ---------------  --------------  ---------------
   End of year........................  $     5,817,301  $     7,001,106  $   34,405,744  $    34,429,122
                                        ===============  ===============  ==============  ===============

                                                MIST CLEARBRIDGE
                                                AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                                        --------------------------------
                                              2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (8,176)  $       (6,754)
   Net realized gains (losses)........           82,455           28,354
   Change in unrealized gains
     (losses) on investments..........          270,397           88,082
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          344,676          109,682
                                        ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............           98,313           96,594
   Net transfers (including fixed
     account).........................          534,552         (73,236)
   Contract charges...................             (51)             (58)
   Transfers for contract benefits
     and terminations.................        (236,168)        (147,100)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........          396,646        (123,800)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................          741,322         (14,118)
NET ASSETS:
   Beginning of year..................          643,438          657,556
                                        ---------------  ---------------
   End of year........................  $     1,384,760  $       643,438
                                        ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                              MIST HARRIS OAKMARK
                                                 INTERNATIONAL               MIST INVESCO COMSTOCK
                                                  SUBACCOUNT                      SUBACCOUNT
                                       -------------------------------  -------------------------------
                                             2013            2012            2013            2012
                                       ---------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $       146,087  $      151,070  $      (1,304)  $         8,607
   Net realized gains (losses).......          541,408     (1,618,717)         313,004          790,237
   Change in unrealized gains
     (losses) on investments.........        1,860,235       4,828,350         120,689        (350,518)
                                       ---------------  --------------  --------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............        2,547,730       3,360,703         432,389          448,326
                                       ---------------  --------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          681,226       1,455,969          95,415          287,241
   Net transfers (including fixed
     account)........................          118,389       (936,185)          47,266        (185,818)
   Contract charges..................            (837)         (1,077)            (30)             (40)
   Transfers for contract benefits
     and terminations................      (6,190,135)     (8,999,535)       (726,580)      (2,656,372)
                                       ---------------  --------------  --------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........      (5,391,357)     (8,480,828)       (583,929)      (2,554,989)
                                       ---------------  --------------  --------------  ---------------
     Net increase (decrease)
       in net assets.................      (2,843,627)     (5,120,125)       (151,540)      (2,106,663)
NET ASSETS:
   Beginning of year.................       12,591,253      17,711,378       1,634,482        3,741,145
                                       ---------------  --------------  --------------  ---------------
   End of year.......................  $     9,747,626  $   12,591,253  $    1,482,942  $     1,634,482
                                       ===============  ==============  ==============  ===============


                                          MIST INVESCO MID CAP VALUE      MIST INVESCO SMALL CAP GROWTH
                                                  SUBACCOUNT                       SUBACCOUNT
                                       -------------------------------  --------------------------------
                                             2013            2012             2013            2012
                                       ---------------  --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $      (10,889)  $     (27,923)  $      (12,153)  $      (20,441)
   Net realized gains (losses).......          183,882       (267,969)          330,369          194,785
   Change in unrealized gains
     (losses) on investments.........          744,142         907,320          304,700          130,047
                                       ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............          917,135         611,428          622,916          304,391
                                       ---------------  --------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          285,663         491,827          159,685          195,786
   Net transfers (including fixed
     account)........................          267,523       (405,957)         (33,744)        (101,572)
   Contract charges..................             (77)            (91)             (48)             (47)
   Transfers for contract benefits
     and terminations................      (1,112,887)     (3,756,854)        (636,567)        (510,054)
                                       ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........        (559,778)     (3,671,075)        (510,674)        (415,887)
                                       ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................          357,357     (3,059,647)          112,242        (111,496)
NET ASSETS:
   Beginning of year.................        3,366,121       6,425,768        1,837,799        1,949,295
                                       ---------------  --------------  ---------------  ---------------
   End of year.......................  $     3,723,478  $    3,366,121  $     1,950,041  $     1,837,799
                                       ===============  ==============  ===============  ===============

                                                                                MIST LORD ABBETT
                                         MIST JPMORGAN SMALL CAP VALUE           BOND DEBENTURE
                                                  SUBACCOUNT                       SUBACCOUNT
                                       -------------------------------  -------------------------------
                                            2013             2012            2013             2012
                                       ---------------  --------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $       (4,119)  $      (1,115)  $      151,054   $      234,814
   Net realized gains (losses).......           85,684          38,318          64,259          243,691
   Change in unrealized gains
     (losses) on investments.........          308,296         178,133        (51,509)         (61,439)
                                       ---------------  --------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations...............          389,861         215,336         163,804          417,066
                                       ---------------  --------------  --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          143,811         280,904         164,253          381,464
   Net transfers (including fixed
     account)........................           70,244       (140,168)          60,200        (107,086)
   Contract charges..................             (13)            (21)            (25)             (34)
   Transfers for contract benefits
     and terminations................        (469,083)       (665,059)       (749,934)      (3,156,744)
                                       ---------------  --------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........        (255,041)       (524,344)       (525,506)      (2,882,400)
                                       ---------------  --------------  --------------   --------------
     Net increase (decrease)
       in net assets.................          134,820       (309,008)       (361,702)      (2,465,334)
NET ASSETS:
   Beginning of year.................        1,363,428       1,672,436       2,638,232        5,103,566
                                       ---------------  --------------  --------------   --------------
   End of year.......................  $     1,498,248  $    1,363,428  $    2,276,530   $    2,638,232
                                       ===============  ==============  ==============   ==============

                                                 MIST METLIFE
                                              AGGRESSIVE STRATEGY
                                                  SUBACCOUNT
                                       --------------------------------
                                             2013             2012
                                       ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $      (24,045)  $      (33,413)
   Net realized gains (losses).......          175,612        (311,833)
   Change in unrealized gains
     (losses) on investments.........        1,315,716        1,650,684
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............        1,467,283        1,305,438
                                       ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          720,788        1,408,245
   Net transfers (including fixed
     account)........................         (26,925)        (427,001)
   Contract charges..................            (679)          (1,087)
   Transfers for contract benefits
     and terminations................      (2,544,613)      (5,915,909)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........      (1,851,429)      (4,935,752)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets.................        (384,146)      (3,630,314)
NET ASSETS:
   Beginning of year.................        6,763,432       10,393,746
                                       ---------------  ---------------
   End of year.......................  $     6,379,286  $     6,763,432
                                       ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                   MIST MFS
                                            EMERGING MARKETS EQUITY       MIST MFS RESEARCH INTERNATIONAL
                                                  SUBACCOUNT                        SUBACCOUNT
                                       --------------------------------  ---------------------------------
                                             2013             2012             2013             2012
                                       ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $         6,641  $       (2,865)  $         9,474  $         3,970
   Net realized gains (losses).......           16,263           24,596           29,927           11,058
   Change in unrealized gains
     (losses) on investments.........        (142,944)          252,318           35,733           65,795
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............        (120,040)          274,049           75,134           80,823
                                       ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          272,724          306,720           69,772          102,327
   Net transfers (including fixed
     account)........................          104,282          258,581            5,363         (24,176)
   Contract charges..................            (113)            (181)             (53)             (61)
   Transfers for contract benefits
     and terminations................        (733,855)        (398,733)        (155,214)        (312,801)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........        (356,962)          166,387         (80,132)        (234,711)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................        (477,002)          440,436          (4,998)        (153,888)
NET ASSETS:
   Beginning of year.................        1,908,822        1,468,386          449,461          603,349
                                       ---------------  ---------------  ---------------  ---------------
   End of year.......................  $     1,431,820  $     1,908,822  $       444,463  $       449,461
                                       ===============  ===============  ===============  ===============

                                                                                   MIST PIMCO
                                       MIST OPPENHEIMER GLOBAL EQUITY       INFLATION PROTECTED BOND
                                                 SUBACCOUNT                        SUBACCOUNT
                                       -------------------------------  --------------------------------
                                            2013            2012              2013            2012
                                       --------------  --------------   ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $    (128,086)  $        2,832   $       158,761  $      202,894
   Net realized gains (losses).......         390,655          16,770            49,133         685,190
   Change in unrealized gains
     (losses) on investments.........       2,892,875         150,789       (1,010,976)       (122,425)
                                       --------------  --------------   ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations...............       3,155,444         170,391         (803,082)         765,659
                                       --------------  --------------   ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............       1,011,733         226,370           911,999       1,345,646
   Net transfers (including fixed
     account)........................      19,767,331           (177)       (3,778,722)         868,513
   Contract charges..................         (1,192)            (88)             (156)           (308)
   Transfers for contract benefits
     and terminations................     (3,615,993)       (257,117)       (2,849,544)     (1,724,935)
                                       --------------  --------------   ---------------  --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........      17,161,879        (31,012)       (5,716,423)         488,916
                                       --------------  --------------   ---------------  --------------
     Net increase (decrease)
       in net assets.................      20,317,323         139,379       (6,519,505)       1,254,575
NET ASSETS:
   Beginning of year.................       1,042,077         902,698        10,722,012       9,467,437
                                       --------------  --------------   ---------------  --------------
   End of year.......................  $   21,359,400  $    1,042,077   $     4,202,507  $   10,722,012
                                       ==============  ==============   ===============  ==============


                                           MIST PIMCO TOTAL RETURN              MIST PIONEER FUND
                                                 SUBACCOUNT                        SUBACCOUNT
                                       -------------------------------  --------------------------------
                                            2013             2012             2013            2012
                                       --------------   --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $      619,346   $      787,561  $         3,598  $         2,813
   Net realized gains (losses).......       1,609,487        1,767,621           18,903           33,558
   Change in unrealized gains
     (losses) on investments.........     (2,832,238)           69,203           32,223            9,134
                                       --------------   --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............       (603,405)        2,624,385           54,724           45,505
                                       --------------   --------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............       1,522,048        3,174,031           19,364           76,412
   Net transfers (including fixed
     account)........................     (2,617,680)        1,789,117            (557)           11,524
   Contract charges..................           (683)          (1,303)              (2)              (7)
   Transfers for contract benefits
     and terminations................    (12,350,004)     (18,838,487)        (109,406)        (629,004)
                                       --------------   --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........    (13,446,319)     (13,876,642)         (90,601)        (541,075)
                                       --------------   --------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................    (14,049,724)     (11,252,257)         (35,877)        (495,570)
NET ASSETS:
   Beginning of year.................      28,554,113       39,806,370          242,063          737,633
                                       --------------   --------------  ---------------  ---------------
   End of year.......................  $   14,504,389   $   28,554,113  $       206,186  $       242,063
                                       ==============   ==============  ===============  ===============


                                        MIST PIONEER STRATEGIC INCOME
                                                 SUBACCOUNT
                                       -------------------------------
                                            2013             2012
                                       --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $      277,130  $       378,644
   Net realized gains (losses).......         257,849          661,881
   Change in unrealized gains
     (losses) on investments.........       (514,020)        (134,074)
                                       --------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............          20,959          906,451
                                       --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............         409,871          726,431
   Net transfers (including fixed
     account)........................       (976,399)           38,569
   Contract charges..................           (278)            (403)
   Transfers for contract benefits
     and terminations................     (1,439,218)      (5,601,247)
                                       --------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........     (2,006,024)      (4,836,650)
                                       --------------  ---------------
     Net increase (decrease)
       in net assets.................     (1,985,065)      (3,930,199)
NET ASSETS:
   Beginning of year.................       7,356,262       11,286,461
                                       --------------  ---------------
   End of year.......................  $    5,371,197  $     7,356,262
                                       ==============  ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                     MIST                              MIST
                                         T. ROWE PRICE LARGE CAP VALUE     THIRD AVENUE SMALL CAP VALUE
                                                  SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  -------------------------------
                                             2013              2012            2013            2012
                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        58,697  $       126,059  $     (15,302)  $     (162,003)
   Net realized gains (losses)........          309,845      (2,606,651)         424,243        (697,690)
   Change in unrealized gains
     (losses) on investments..........        4,480,798        6,226,107       2,612,645        3,249,362
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        4,849,340        3,745,515       3,021,586        2,389,669
                                        ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          976,589        1,668,823         674,295        1,217,162
   Net transfers (including fixed
     account).........................          299,365        (748,748)       (215,057)        (961,282)
   Contract charges...................          (1,250)          (1,536)           (442)            (683)
   Transfers for contract benefits
     and terminations.................      (7,108,777)     (16,808,923)     (4,750,313)      (7,905,556)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (5,834,073)     (15,890,384)     (4,291,517)      (7,650,359)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.................        (984,733)     (12,144,869)     (1,269,931)      (5,260,690)
NET ASSETS:
   Beginning of year..................       18,654,918       30,799,787      12,496,427       17,757,117
                                        ---------------  ---------------  --------------  ---------------
   End of year........................  $    17,670,185  $    18,654,918  $   11,226,496  $    12,496,427
                                        ===============  ===============  ==============  ===============

                                                  MSF BARCLAYS
                                              AGGREGATE BOND INDEX            MSF BLACKROCK BOND INCOME
                                                   SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  -------------------------------
                                              2013            2012             2013             2012
                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         1,376  $        85,906  $      220,939  $       192,238
   Net realized gains (losses)........              402          272,599         354,569          428,893
   Change in unrealized gains
     (losses) on investments..........          (3,901)        (305,044)       (691,634)           46,684
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (2,123)           53,461       (116,126)          667,815
                                        ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............               --          258,701         515,708          909,098
   Net transfers (including fixed
     account).........................               --        (207,855)          43,946          116,901
   Contract charges...................               --               --           (368)            (636)
   Transfers for contract benefits
     and terminations.................         (61,917)      (5,827,106)     (3,745,329)      (5,682,581)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........         (61,917)      (5,776,260)     (3,186,043)      (4,657,218)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.................         (64,040)      (5,722,799)     (3,302,169)      (3,989,403)
NET ASSETS:
   Beginning of year..................           92,444        5,815,243       8,986,932       12,976,335
                                        ---------------  ---------------  --------------  ---------------
   End of year........................  $        28,404  $        92,444  $    5,684,763  $     8,986,932
                                        ===============  ===============  ==============  ===============


                                        MSF BLACKROCK CAPITAL APPRECIATION      MSF BLACKROCK DIVERSIFIED
                                                    SUBACCOUNT                         SUBACCOUNT
                                        ----------------------------------  --------------------------------
                                              2013             2012              2013             2012
                                         ---------------  ---------------   ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......   $      (46,839)  $     (170,914)   $        10,091  $        22,011
   Net realized gains (losses)........         2,687,327        6,074,360            70,194          116,838
   Change in unrealized gains
     (losses) on investments..........         1,410,219      (2,539,691)           121,993          (7,101)
                                         ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         4,050,707        3,363,755           202,278          131,748
                                         ---------------  ---------------   ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............           941,616        1,943,464           194,638          292,138
   Net transfers (including fixed
     account).........................         (435,796)        (604,387)           472,532        (562,342)
   Contract charges...................           (1,340)          (2,102)             (201)            (100)
   Transfers for contract benefits
     and terminations.................       (6,475,726)     (18,280,596)         (419,621)        (348,807)
                                         ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........       (5,971,246)     (16,943,621)           247,348        (619,111)
                                         ---------------  ---------------   ---------------  ---------------
     Net increase (decrease)
        in net assets.................       (1,920,539)     (13,579,866)           449,626        (487,363)
NET ASSETS:
   Beginning of year..................        16,719,849       30,299,715           924,210        1,411,573
                                         ---------------  ---------------   ---------------  ---------------
   End of year........................   $    14,799,310  $    16,719,849   $     1,373,836  $       924,210
                                         ===============  ===============   ===============  ===============


                                          MSF BLACKROCK LARGE CAP VALUE
                                                   SUBACCOUNT
                                        --------------------------------
                                             2013             2012
                                        ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         (275)  $         1,756
   Net realized gains (losses)........          116,599          133,681
   Change in unrealized gains
     (losses) on investments..........          135,277         (43,138)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          251,601           92,299
                                        ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          126,628          122,881
   Net transfers (including fixed
     account).........................          197,989         (18,340)
   Contract charges...................             (33)             (42)
   Transfers for contract benefits
     and terminations.................        (327,700)        (239,393)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........          (3,116)        (134,894)
                                        ---------------  ---------------
     Net increase (decrease)
        in net assets.................          248,485         (42,595)
NET ASSETS:
   Beginning of year..................          772,797          815,392
                                        ---------------  ---------------
   End of year........................  $     1,021,282  $       772,797
                                        ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                          MSF BLACKROCK MONEY MARKET          MSF DAVIS VENTURE VALUE
                                                  SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  -------------------------------
                                             2013              2012            2013            2012
                                        ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $     (376,899)  $     (620,048)  $       13,937  $      (13,990)
   Net realized gains (losses)........               --               --         277,678        (233,882)
   Change in unrealized gains
     (losses) on investments..........               --               --       1,201,290        1,163,352
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (376,899)        (620,048)       1,492,905          915,480
                                        ---------------  ---------------  --------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............        3,766,303        9,626,631         345,222          673,787
   Net transfers (including fixed
     account).........................        3,563,372        8,154,606          18,723        (390,219)
   Contract charges...................          (3,282)          (4,357)           (380)            (543)
   Transfers for contract benefits
     and terminations.................     (21,799,364)     (57,619,654)     (1,407,019)      (6,122,070)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........     (14,472,971)     (39,842,774)     (1,043,454)      (5,839,045)
                                        ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.................     (14,849,870)     (40,462,822)         449,451      (4,923,565)
NET ASSETS:
   Beginning of year..................       44,934,381       85,397,203       5,042,748        9,966,313
                                        ---------------  ---------------  --------------  ---------------
   End of year........................  $    30,084,511  $    44,934,381  $    5,492,199  $     5,042,748
                                        ===============  ===============  ==============  ===============


                                           MSF FRONTIER MID CAP GROWTH          MSF JENNISON GROWTH
                                                   SUBACCOUNT                       SUBACCOUNT
                                        -------------------------------  --------------------------------
                                              2013            2012             2013             2012
                                        ---------------  --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         1,910  $    (113,056)  $      (13,790)  $      (26,792)
   Net realized gains (losses)........          890,399       1,012,015          108,144          579,470
   Change in unrealized gains
     (losses) on investments..........          997,246         310,879          553,297        (258,509)
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        1,889,555       1,209,838          647,651          294,169
                                        ---------------  --------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          454,570         819,150          191,427          247,361
   Net transfers (including fixed
     account).........................           20,581       (278,938)           54,847          693,154
   Contract charges...................            (655)         (1,035)            (102)            (127)
   Transfers for contract benefits
     and terminations.................      (3,425,949)     (7,150,276)        (686,922)      (1,531,867)
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (2,951,453)     (6,611,099)        (440,750)        (591,479)
                                        ---------------  --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.................      (1,061,898)     (5,401,261)          206,901        (297,310)
NET ASSETS:
   Beginning of year..................        8,238,027      13,639,288        1,985,243        2,282,553
                                        ---------------  --------------  ---------------  ---------------
   End of year........................  $     7,176,129  $    8,238,027  $     2,192,144  $     1,985,243
                                        ===============  ==============  ===============  ===============

                                            MSF METLIFE CONSERVATIVE         MSF METLIFE CONSERVATIVE TO
                                                   ALLOCATION                    MODERATE ALLOCATION
                                                   SUBACCOUNT                        SUBACCOUNT
                                        --------------------------------  -------------------------------
                                              2013             2012            2013             2012
                                         --------------   --------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......   $      115,997   $      189,123  $       88,573   $      179,062
   Net realized gains (losses)........          231,185          461,138         375,786          500,987
   Change in unrealized gains
     (losses) on investments..........        (180,103)         (46,575)         129,873          196,812
                                         --------------   --------------  --------------   --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          167,079          603,686         594,232          876,861
                                         --------------   --------------  --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          780,029        1,614,575         858,327        1,366,602
   Net transfers (including fixed
     account).........................      (1,692,748)        1,477,556       (441,806)          858,060
   Contract charges...................            (667)            (845)           (496)            (927)
   Transfers for contract benefits
     and terminations.................      (1,850,769)      (4,186,136)     (2,227,465)      (6,152,863)
                                         --------------   --------------  --------------   --------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........      (2,764,155)      (1,094,850)     (1,811,440)      (3,929,128)
                                         --------------   --------------  --------------   --------------
     Net increase (decrease)
        in net assets.................      (2,597,076)        (491,164)     (1,217,208)      (3,052,267)
NET ASSETS:
   Beginning of year..................        7,991,783        8,482,947       7,360,711       10,412,978
                                         --------------   --------------  --------------   --------------
   End of year........................   $    5,394,707   $    7,991,783  $    6,143,503   $    7,360,711
                                         ==============   ==============  ==============   ==============


                                         MSF METLIFE MODERATE ALLOCATION
                                                   SUBACCOUNT
                                        --------------------------------
                                             2013             2012
                                        --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $      239,528   $      413,250
   Net realized gains (losses)........       1,328,436          764,015
   Change in unrealized gains
     (losses) on investments..........       3,337,027        2,476,889
                                        --------------   --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............       4,904,991        3,654,154
                                        --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............       5,044,334        5,323,133
   Net transfers (including fixed
     account).........................          47,223          777,074
   Contract charges...................         (2,062)          (2,371)
   Transfers for contract benefits
     and terminations.................     (7,192,879)     (10,939,683)
                                        --------------   --------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........     (2,103,384)      (4,841,847)
                                        --------------   --------------
     Net increase (decrease)
        in net assets.................       2,801,607      (1,187,693)
NET ASSETS:
   Beginning of year..................      30,877,121       32,064,814
                                        --------------   --------------
   End of year........................  $   33,678,728   $   30,877,121
                                        ==============   ==============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                           MSF METLIFE MODERATE TO
                                            AGGRESSIVE ALLOCATION            MSF METLIFE STOCK INDEX
                                                 SUBACCOUNT                        SUBACCOUNT
                                       --------------------------------  --------------------------------
                                            2013             2012              2013             2012
                                       ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $        64,573  $       233,413  $       157,956  $       216,223
   Net realized gains (losses).......          570,045          460,705        2,162,393        2,887,230
   Change in unrealized gains
     (losses) on investments.........        4,750,115        2,987,916        3,260,422          669,796
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............        5,384,733        3,682,034        5,580,771        3,773,249
                                       ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............        3,066,413        4,209,851        1,623,331        2,449,442
   Net transfers (including fixed
     account)........................          966,886        (551,712)        (583,260)        (398,301)
   Contract charges..................          (1,142)          (1,787)          (1,573)          (2,081)
   Transfers for contract benefits
     and terminations................      (4,725,084)     (12,272,178)      (6,245,347)     (16,385,997)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........        (692,927)      (8,615,826)      (5,206,849)     (14,336,937)
                                       ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets.................        4,691,806      (4,933,792)          373,922     (10,563,688)
NET ASSETS:
   Beginning of year.................       24,659,759       29,593,551       20,942,427       31,506,115
                                       ---------------  ---------------  ---------------  ---------------
   End of year.......................  $    29,351,565  $    24,659,759  $    21,316,349  $    20,942,427
                                       ===============  ===============  ===============  ===============


                                            MSF MFS TOTAL RETURN                 MSF MFS VALUE
                                                 SUBACCOUNT                       SUBACCOUNT
                                       ------------------------------  -------------------------------
                                            2013            2012            2013             2012
                                       --------------  --------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $      337,950  $      669,194  $       (3,514)  $       89,760
   Net realized gains (losses).......         638,389       (768,239)          906,876         278,550
   Change in unrealized gains
     (losses) on investments.........       3,349,025       3,769,323        2,620,153         930,835
                                       --------------  --------------  ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations...............       4,325,364       3,670,278        3,523,515       1,299,145
                                       --------------  --------------  ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............       1,700,337       3,141,924          873,459         989,097
   Net transfers (including fixed
     account)........................         943,501       (248,273)        8,703,058        (97,658)
   Contract charges..................         (2,678)         (3,515)          (1,021)           (387)
   Transfers for contract benefits
     and terminations................    (10,912,016)    (21,590,973)      (5,192,807)     (4,805,551)
                                       --------------  --------------  ---------------  --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........     (8,270,856)    (18,700,837)        4,382,689     (3,914,499)
                                       --------------  --------------  ---------------  --------------
     Net increase (decrease)
       in net assets.................     (3,945,492)    (15,030,559)        7,906,204     (2,615,354)
NET ASSETS:
   Beginning of year.................      29,571,797      44,602,356        7,449,404      10,064,758
                                       --------------  --------------  ---------------  --------------
   End of year.......................  $   25,626,305  $   29,571,797  $    15,355,608  $    7,449,404
                                       ==============  ==============  ===============  ==============

                                                                          MSF NEUBERGER
                                              MSF MSCI EAFE INDEX        BERMAN GENESIS        MSF RUSSELL 2000 INDEX
                                                  SUBACCOUNT               SUBACCOUNT                SUBACCOUNT
                                       --------------------------------  ---------------  --------------------------------
                                             2013             2012          2013 (a)           2013              2012
                                        --------------  ---------------  ---------------  --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......   $        1,878  $        42,641  $      (29,372)  $          337   $        11,588
   Net realized gains (losses).......          (2,973)        (922,710)          119,435          11,304           351,539
   Change in unrealized gains
     (losses) on investments.........           16,229          999,390          770,438          14,364          (55,465)
                                        --------------  ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............           15,134          119,321          860,501          26,005           307,662
                                        --------------  ---------------  ---------------  --------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............               --          172,211          153,450              --           238,493
   Net transfers (including fixed
     account)........................               --         (14,899)        3,858,194              --          (43,107)
   Contract charges..................               --               --            (246)              --                --
   Transfers for contract benefits
     and terminations................         (63,522)      (2,782,007)      (1,191,957)        (33,297)       (4,401,157)
                                        --------------  ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.........         (63,522)      (2,624,695)        2,819,441        (33,297)       (4,205,771)
                                        --------------  ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
       in net assets.................         (48,388)      (2,505,374)        3,679,942         (7,292)       (3,898,109)
NET ASSETS:
   Beginning of year.................           93,426        2,598,800               --          81,375         3,979,484
                                        --------------  ---------------  ---------------  --------------   ---------------
   End of year.......................   $       45,038  $        93,426  $     3,679,942  $       74,083   $        81,375
                                        ==============  ===============  ===============  ==============   ===============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

          METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
                 OF METLIFE INSURANCE COMPANY OF CONNECTICUT
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                          MSF T. ROWE PRICE LARGE CAP        MSF T. ROWE PRICE SMALL CAP
                                                    GROWTH                             GROWTH
                                                  SUBACCOUNT                         SUBACCOUNT
                                        --------------------------------  -------------------------------
                                             2013             2012              2013            2012
                                        ---------------  ---------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $      (69,828)  $      (79,418)  $     (147,838)  $    (213,121)
   Net realized gains (losses)........          733,446          713,268        1,932,180       4,856,459
   Change in unrealized gains
     (losses) on investments..........        1,365,056          616,144        3,507,513     (1,650,705)
                                        ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        2,028,674        1,249,994        5,291,855       2,992,633
                                        ---------------  ---------------  ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............          476,033          758,353          920,816       1,699,663
   Net transfers (including fixed
     account).........................        1,173,502           66,443          306,813     (1,497,244)
   Contract charges...................            (642)            (492)          (1,045)         (1,233)
   Transfers for contract benefits
     and terminations.................      (2,508,000)      (4,006,706)      (4,047,612)    (13,916,161)
                                        ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........        (859,107)      (3,182,402)      (2,821,028)    (13,714,975)
                                        ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
        in net assets.................        1,169,567      (1,932,408)        2,470,827    (10,722,342)
NET ASSETS:
   Beginning of year..................        5,890,270        7,822,678       14,137,581      24,859,923
                                        ---------------  ---------------  ---------------  --------------
   End of year........................  $     7,059,837  $     5,890,270  $    16,608,408  $   14,137,581
                                        ===============  ===============  ===============  ==============

                                          MSF WESTERN ASSET MANAGEMENT     MSF WESTERN ASSET MANAGEMENT
                                          STRATEGIC BOND OPPORTUNITIES            U.S. GOVERNMENT
                                                   SUBACCOUNT                       SUBACCOUNT
                                        -------------------------------  --------------------------------
                                              2013            2012            2013             2012
                                        ---------------  --------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $         1,651  $       25,328  $        96,703  $      144,091
   Net realized gains (losses)........            1,994          70,635           46,927         180,949
   Change in unrealized gains
     (losses) on investments..........          (3,355)        (31,570)        (283,497)        (53,413)
                                        ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...............              290          64,393        (139,867)         271,627
                                        ---------------  --------------  ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............               --          89,812          640,144       1,145,790
   Net transfers (including fixed
     account).........................          (2,315)        (11,931)        (940,397)         328,114
   Contract charges...................               --              --            (710)         (1,065)
   Transfers for contract benefits
     and terminations.................         (21,122)     (1,589,399)      (2,612,714)     (8,055,388)
                                        ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.........         (23,437)     (1,511,518)      (2,913,677)     (6,582,549)
                                        ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets.................         (23,147)     (1,447,125)      (3,053,544)     (6,310,922)
NET ASSETS:
   Beginning of year..................           56,740       1,503,865        9,379,245      15,690,167
                                        ---------------  --------------  ---------------  --------------
   End of year........................  $        33,593  $       56,740  $     6,325,701  $    9,379,245
                                        ===============  ==============  ===============  ==============

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

    METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
           OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


MetLife of CT Separate Account QPN for Variable Annuities (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on December 26, 1995 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the State of Connecticut Insurance Department.

In the second quarter of 2013, MetLife, Inc. announced its plans to merge into the Company, as the surviving entity, two United States ("U.S.")-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company, which is expected to be renamed and domiciled in Delaware (the "Mergers"). The companies to be merged into the Company consist of MetLife Investors USA Insurance Company and MetLife Investors Insurance Company, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")         Legg Mason Partners Variable Equity Trust
Fidelity Variable Insurance Products ("Fidelity VIP")        ("LMPVET")
Franklin Templeton Variable Insurance Products Trust       Legg Mason Partners Variable Income Trust
   ("FTVIPT")                                                ("LMPVIT")
Janus Aspen Series ("Janus Aspen")                         Met Investors Series Trust ("MIST")*
Legg Mason Partners Equity Trust ("LMPET")                 Metropolitan Series Fund ("MSF")*
Legg Mason Partners Income Trust ("LMPIT")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF SUBACCOUNTS


Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2013:

American Funds Global Growth Subaccount                FTVIPT Templeton Foreign Securities Subaccount
American Funds Growth Subaccount                       Janus Aspen Enterprise Subaccount
American Funds Growth-Income Subaccount                LMPET ClearBridge Small Cap Value Subaccount
Fidelity VIP Contrafund Subaccount                     LMPIT Western Asset Corporate Bond Subaccount
Fidelity VIP Mid Cap Subaccount                        LMPVET ClearBridge Variable Aggressive Growth
FTVIPT Franklin Small-Mid Cap Growth Securities          Subaccount
   Subaccount                                          LMPVET ClearBridge Variable All Cap Value
FTVIPT Templeton Developing Markets Securities           Subaccount
   Subaccount

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF SUBACCOUNTS -- (CONCLUDED)


LMPVET ClearBridge Variable Appreciation              MIST PIMCO Inflation Protected Bond Subaccount
   Subaccount                                         MIST PIMCO Total Return Subaccount
LMPVET ClearBridge Variable Equity Income             MIST Pioneer Fund Subaccount
   Subaccount                                         MIST Pioneer Strategic Income Subaccount
LMPVET ClearBridge Variable Large Cap Growth          MIST T. Rowe Price Large Cap Value Subaccount
   Subaccount                                         MIST Third Avenue Small Cap Value Subaccount
LMPVET ClearBridge Variable Large Cap Value           MSF Barclays Aggregate Bond Index Subaccount
   Subaccount                                         MSF BlackRock Bond Income Subaccount
LMPVET ClearBridge Variable Small Cap Growth          MSF BlackRock Capital Appreciation Subaccount
   Subaccount                                         MSF BlackRock Diversified Subaccount
LMPVET Investment Counsel Variable Social             MSF BlackRock Large Cap Value Subaccount
   Awareness Subaccount                               MSF BlackRock Money Market Subaccount
LMPVIT Western Asset Variable Global High Yield       MSF Davis Venture Value Subaccount
   Bond Subaccount                                    MSF Frontier Mid Cap Growth Subaccount
MIST American Funds Balanced Allocation               MSF Jennison Growth Subaccount (a)
   Subaccount                                         MSF MetLife Conservative Allocation Subaccount
MIST American Funds Growth Allocation Subaccount      MSF MetLife Conservative to Moderate Allocation
MIST American Funds Moderate Allocation                 Subaccount
   Subaccount                                         MSF MetLife Moderate Allocation Subaccount
MIST BlackRock High Yield Subaccount                  MSF MetLife Moderate to Aggressive Allocation
MIST BlackRock Large Cap Core Subaccount                Subaccount
MIST Clarion Global Real Estate Subaccount            MSF MetLife Stock Index Subaccount
MIST ClearBridge Aggressive Growth II Subaccount      MSF MFS Total Return Subaccount
MIST ClearBridge Aggressive Growth Subaccount         MSF MFS Value Subaccount
MIST Harris Oakmark International Subaccount          MSF MSCI EAFE Index Subaccount
MIST Invesco Comstock Subaccount                      MSF Neuberger Berman Genesis Subaccount (b)
MIST Invesco Mid Cap Value Subaccount                 MSF Russell 2000 Index Subaccount
MIST Invesco Small Cap Growth Subaccount              MSF T. Rowe Price Large Cap Growth Subaccount
MIST JPMorgan Small Cap Value Subaccount              MSF T. Rowe Price Small Cap Growth Subaccount
MIST Lord Abbett Bond Debenture Subaccount            MSF Western Asset Management Strategic Bond
MIST MetLife Aggressive Strategy Subaccount             Opportunities Subaccount
MIST MFS Emerging Markets Equity Subaccount           MSF Western Asset Management U.S. Government
MIST MFS Research International Subaccount              Subaccount
MIST Oppenheimer Global Equity Subaccount

(a) This Subaccount invests in two or more share classes within the underlying fund or portfolio of the Trusts.
(b) This Subaccount began operations during the year ended December 31, 2013.


3.  PORTFOLIO CHANGES


The following Subaccounts ceased operations during the year ended December 31, 2013:

MIST MLA Mid Cap Subaccount                       MSF FI Value Leaders Subaccount
MIST RCM Technology Subaccount                    MSF Oppenheimer Global Equity Subaccount


     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2013:

NAME CHANGES:

Former Name                                               New Name

Legg Mason ClearBridge Variable Aggressive Growth         ClearBridge Variable Aggressive Growth Portfolio
   Portfolio
Legg Mason ClearBridge Variable Appreciation              ClearBridge Variable Appreciation Portfolio
   Portfolio
Legg Mason ClearBridge Variable Equity Income             ClearBridge Variable Equity Income Portfolio
   Builder Portfolio
Legg Mason ClearBridge Variable Fundamental All           ClearBridge Variable All Cap Value Portfolio
   Cap Value Portfolio
Legg Mason ClearBridge Variable Large Cap Growth          ClearBridge Variable Large Cap Growth Portfolio
   Portfolio
Legg Mason ClearBridge Variable Large Cap Value           ClearBridge Variable Large Cap Value Portfolio
   Portfolio
Legg Mason ClearBridge Variable Small Cap Growth          ClearBridge Variable Small Cap Growth Portfolio
   Portfolio
Legg Mason ClearBridge Small Cap Value Portfolio          ClearBridge Small Cap Value Portfolio
Legg Mason Western Asset Corporate Bond Portfolio         Western Asset Corporate Bond Portfolio
Legg Mason Western Asset Variable Global High Yield       Western Asset Variable Global High Yield Bond
   Bond Portfolio                                           Portfolio
(MIST) Dreman Small Cap Value Portfolio                   (MIST) JPMorgan Small Cap Value Portfolio
(MIST) Janus Forty Portfolio                              (MIST) ClearBridge Aggressive Growth Portfolio II
(MIST) Legg Mason ClearBridge Aggressive Growth           (MIST) ClearBridge Aggressive Growth Portfolio
   Portfolio
(MIST) Lord Abbett Mid Cap Value Portfolio                (MIST) Invesco Mid Cap Value Portfolio
(MIST) Met/Templeton Growth Portfolio (a)                 (MIST) Oppenheimer Global Equity Portfolio (a)
(MIST) Van Kampen Comstock Portfolio                      (MIST) Invesco Comstock Portfolio
(MSF) Barclays Capital Aggregate Bond Index               (MSF) Barclays Aggregate Bond Index Portfolio
   Portfolio
(MSF) BlackRock Aggressive Growth Portfolio               (MSF) Frontier Mid Cap Growth Portfolio
(MSF) BlackRock Legacy Large Cap Growth Portfolio         (MSF) BlackRock Capital Appreciation Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) MLA Mid Cap Portfolio                            (MSF) Neuberger Berman Genesis Portfolio
(MIST) RCM Technology Portfolio                         (MSF) T. Rowe Price Large Cap Growth Portfolio
(MSF) FI Value Leaders Portfolio                        (MSF) MFS Value Portfolio
(MSF) Oppenheimer Global Equity Portfolio (a)           (MIST) Met/Templeton Growth Portfolio (a)

(a) At the close of business on April 26, 2013, the (MSF) Oppenheimer Global Equity Portfolio merged with and into the (MIST) Met/Templeton Growth Portfolio. Concurrently, OppenheimerFunds, Inc. became the subadviser of the (MIST) Met/Templeton Growth Portfolio, the portfolio's investment objective and principal investment strategies changed, and the portfolio's name was changed to (MIST) Oppenheimer Global Equity Portfolio. Pursuant to these changes, (MSF) Oppenheimer Global Equity Portfolio was deemed to be the accounting and performance survivor of the merger for financial reporting purposes, and therefore, the results of MIST Oppenheimer Global Equity Subaccount presented in the financial statements reflect the historical results of MSF Oppenheimer Global Equity Subaccount prior to the merger, and the combined results thereafter.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3).

An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no Contracts in payout at December 31, 2013.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Subaccounts:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2013:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                               0.15% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes waivers granted to certain Subaccounts.

For some Contracts, a contract administrative charge of $15 is assessed on a semi-annual basis. In addition, most Contracts impose a surrender charge which ranges from 0% to 5.5% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2013               DECEMBER 31, 2013
                                                                  ------------------------------     ------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                      SHARES          COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                  -------------     ------------     -------------   --------------
     American Funds Global Growth Subaccount....................        504,147       10,587,054         1,275,201        5,451,742
     American Funds Growth Subaccount...........................        263,057       14,743,878         1,528,202        6,519,289
     American Funds Growth-Income Subaccount....................        245,065        9,088,663         1,056,443        4,022,429
     Fidelity VIP Contrafund Subaccount.........................        424,147       11,018,780         1,183,869        4,852,807
     Fidelity VIP Mid Cap Subaccount............................        587,049       17,183,480         3,844,343        7,661,801
     FTVIPT Franklin Small-Mid Cap Growth Securities
       Subaccount...............................................         68,361        1,353,459           302,134        2,376,651
     FTVIPT Templeton Developing Markets Securities
       Subaccount...............................................        519,326        5,434,491           641,563        3,317,222
     FTVIPT Templeton Foreign Securities Subaccount.............        257,577        3,780,173           484,670        2,084,571
     Janus Aspen Enterprise Subaccount..........................        155,040        4,795,669           715,698        2,988,963
     LMPET ClearBridge Small Cap Value Subaccount...............          5,578          106,347            64,537          129,235
     LMPIT Western Asset Corporate Bond Subaccount..............        364,046        4,247,033           503,273        1,572,999
     LMPVET ClearBridge Variable Aggressive Growth
       Subaccount...............................................        328,625        4,782,531         1,004,710        2,661,274
     LMPVET ClearBridge Variable All Cap Value Subaccount.......        179,349        4,021,264           631,867        1,280,136
     LMPVET ClearBridge Variable Appreciation Subaccount........        297,212        7,084,413           752,286        3,282,583
     LMPVET ClearBridge Variable Equity Income Subaccount.......        179,553        2,232,114           176,632          741,431
     LMPVET ClearBridge Variable Large Cap Growth
       Subaccount...............................................        120,803        1,903,153           614,073        1,441,400
     LMPVET ClearBridge Variable Large Cap Value Subaccount.....        226,515        3,121,145           505,146        1,841,497
     LMPVET ClearBridge Variable Small Cap Growth
       Subaccount...............................................        181,114        3,056,963         1,139,169        1,118,629
     LMPVET Investment Counsel Variable Social Awareness
       Subaccount...............................................        132,063        3,204,234           216,040          472,953
     LMPVIT Western Asset Variable Global High Yield Bond
       Subaccount...............................................        386,697        3,142,935           613,865        4,394,263
     MIST American Funds Balanced Allocation Subaccount.........        330,620        3,188,706           999,301          773,577
     MIST American Funds Growth Allocation Subaccount...........        460,592        4,081,482         1,124,654          849,978
     MIST American Funds Moderate Allocation Subaccount.........        254,152        2,496,188           829,205          448,622
     MIST BlackRock High Yield Subaccount.......................        594,113        4,898,432         1,157,358        2,426,276
     MIST BlackRock Large Cap Core Subaccount...................        142,419        1,332,430           289,199          791,906
     MIST Clarion Global Real Estate Subaccount.................        522,208        6,212,330         1,067,812        2,051,779
     MIST ClearBridge Aggressive Growth II Subaccount...........        345,206       25,339,618         1,294,194        9,531,098
     MIST ClearBridge Aggressive Growth Subaccount..............        105,469        1,023,943           743,674          355,189
     MIST Harris Oakmark International Subaccount...............        509,550        7,609,371         1,027,697        6,272,966
     MIST Invesco Comstock Subaccount...........................        102,139          825,013           237,112          822,331
     MIST Invesco Mid Cap Value Subaccount......................        166,082        2,952,744           719,745        1,290,377
     MIST Invesco Small Cap Growth Subaccount...................         94,989        1,404,265           632,624        1,042,852
     MIST JPMorgan Small Cap Value Subaccount...................         75,179        1,076,062           210,619          469,737
     MIST Lord Abbett Bond Debenture Subaccount.................        168,021        2,098,490           624,158          998,531
     MIST MetLife Aggressive Strategy Subaccount................        476,075        4,967,075           630,688        2,506,110
     MIST MFS Emerging Markets Equity Subaccount................        138,080        1,417,495           599,695          949,984
     MIST MFS Research International Subaccount.................         37,352          368,381           210,736          281,399
     MIST Oppenheimer Global Equity Subaccount..................      1,033,857       18,330,958        22,415,677        5,381,865
     MIST PIMCO Inflation Protected Bond Subaccount.............        422,367        4,754,658         1,643,274        6,638,955
     MIST PIMCO Total Return Subaccount.........................      1,241,819       14,030,834         2,469,835       14,911,840
     MIST Pioneer Fund Subaccount...............................         11,036          156,786            52,918          139,918
     MIST Pioneer Strategic Income Subaccount...................        482,163        4,890,467           786,673        2,495,824
     MIST T. Rowe Price Large Cap Value Subaccount..............        553,059       14,289,782         1,265,507        7,040,864
     MIST Third Avenue Small Cap Value Subaccount...............        537,414        8,631,101           586,883        4,893,680
     MSF Barclays Aggregate Bond Index Subaccount...............          2,606           29,246             5,984           66,516
     MSF BlackRock Bond Income Subaccount.......................         52,966        5,623,754         1,274,281        4,056,946

(a)  For the period April 29, 2013 to December 31, 2013.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2013               DECEMBER 31, 2013
                                                                  ------------------------------     ------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                     SHARES           COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                  -------------     ------------     -------------   --------------
     MSF BlackRock Capital Appreciation Subaccount..............        391,000        7,525,216           920,871        6,938,943
     MSF BlackRock Diversified Subaccount.......................         66,727        1,113,762           706,751          449,270
     MSF BlackRock Large Cap Value Subaccount...................         85,611          874,474           772,940          725,989
     MSF BlackRock Money Market Subaccount......................        300,845       30,084,545        10,058,845       24,908,692
     MSF Davis Venture Value Subaccount.........................        127,816        4,253,944           455,216        1,391,530
     MSF Frontier Mid Cap Growth Subaccount.....................        196,501        4,862,852           672,946        3,455,749
     MSF Jennison Growth Subaccount.............................        138,592        1,689,687           274,644          707,157
     MSF MetLife Conservative Allocation Subaccount.............        450,692        5,104,375         2,003,562        4,619,092
     MSF MetLife Conservative to Moderate Allocation
       Subaccount...............................................        476,619        5,319,104         1,217,115        2,874,515
     MSF MetLife Moderate Allocation Subaccount.................      2,460,102       27,225,742         6,175,230        7,788,775
     MSF MetLife Moderate to Aggressive Allocation Subaccount...      2,043,989       22,456,140         3,351,666        3,979,969
     MSF MetLife Stock Index Subaccount.........................        500,621       13,729,266         1,918,654        6,645,224
     MSF MFS Total Return Subaccount............................        158,643       22,172,327         2,424,581       10,356,609
     MSF MFS Value Subaccount...................................        865,109       12,150,725         9,679,956        5,058,845
     MSF MSCI EAFE Index Subaccount.............................          3,262           44,256             3,851           65,505
     MSF Neuberger Berman Genesis Subaccount (a)................        202,865        2,909,541         4,147,843        1,357,737
     MSF Russell 2000 Index Subaccount..........................          3,739           49,135            12,194           45,161
     MSF T. Rowe Price Large Cap Growth Subaccount..............        290,292        4,568,005         2,016,993        2,945,943
     MSF T. Rowe Price Small Cap Growth Subaccount..............        729,402       10,572,532         2,124,178        4,280,584
     MSF Western Asset Management Strategic Bond
       Opportunities Subaccount.................................          2,519           32,886             9,272           31,056
     MSF Western Asset Management U.S. Government
       Subaccount...............................................        526,709        6,313,736           822,109        3,639,063

(a)  For the period April 29, 2013 to December 31, 2013.

This page is intentionally left blank.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:



                                            AMERICAN FUNDS                 AMERICAN FUNDS                 AMERICAN FUNDS
                                             GLOBAL GROWTH                     GROWTH                      GROWTH-INCOME
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013            2012           2013            2012           2013           2012
                                     --------------  -------------  --------------  -------------  --------------  -------------

Units beginning of year............       8,874,333     15,044,824      13,512,971     26,215,684       9,066,527     15,399,545
Units issued and transferred
   from other funding options......       1,116,755      1,894,560       1,793,684      3,084,083       1,036,358      1,873,511
Units redeemed and transferred to
   other funding options...........     (3,241,234)    (8,065,051)     (4,743,542)   (15,786,796)     (3,034,609)    (8,206,529)
                                     --------------  -------------  --------------  -------------  --------------  -------------
Units end of year..................       6,749,854      8,874,333      10,563,113     13,512,971       7,068,276      9,066,527
                                     ==============  =============  ==============  =============  ==============  =============


                                                                                                           FTVIPT FRANKLIN
                                                                                                            SMALL-MID CAP
                                        FIDELITY VIP CONTRAFUND         FIDELITY VIP MID CAP              GROWTH SECURITIES
                                              SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                     -----------------------------  -----------------------------  ------------------------------
                                          2013            2012           2013           2012            2013            2012
                                     --------------  -------------  --------------  -------------  --------------  --------------

Units beginning of year............       8,279,552     15,401,316       8,711,900     16,159,113       2,600,435       4,488,827
Units issued and transferred
   from other funding options......       1,018,492      2,118,592       1,158,677      2,115,714         170,484         614,272
Units redeemed and transferred to
   other funding options...........     (2,868,307)    (9,240,356)     (3,398,752)    (9,562,927)     (1,684,176)     (2,502,664)
                                     --------------  -------------  --------------  -------------  --------------  --------------
Units end of year..................       6,429,737      8,279,552       6,471,825      8,711,900       1,086,743       2,600,435
                                     ==============  =============  ==============  =============  ==============  ==============

                                            FTVIPT TEMPLETON                FTVIPT TEMPLETON
                                      DEVELOPING MARKETS SECURITIES        FOREIGN SECURITIES           JANUS ASPEN ENTERPRISE
                                               SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                     -------------------------------  -----------------------------  -----------------------------
                                          2013            2012            2013            2012            2013            2012
                                     --------------  --------------   -------------  --------------  --------------  -------------

Units beginning of year............       2,587,872       5,390,366       3,378,588       7,208,890      11,619,065     20,206,950
Units issued and transferred
   from other funding options......         324,427         655,669         396,665         907,296       1,223,232      2,304,462
Units redeemed and transferred to
   other funding options...........     (1,190,808)     (3,458,163)     (1,389,459)     (4,737,598)     (3,822,804)   (10,892,347)
                                     --------------  --------------   -------------  --------------  --------------  -------------
Units end of year..................       1,721,491       2,587,872       2,385,794       3,378,588       9,019,493     11,619,065
                                     ==============  ==============   =============  ==============  ==============  =============


                                           LMPET CLEARBRIDGE             LMPIT WESTERN ASSET            LMPVET CLEARBRIDGE
                                            SMALL CAP VALUE                CORPORATE BOND           VARIABLE AGGRESSIVE GROWTH
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013            2012           2013           2012           2013            2012
                                     --------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year............          87,695      1,788,744       2,375,327      5,135,477      5,970,111      25,688,704
Units issued and transferred
   from other funding options......          25,651        108,528         243,332        918,151        612,211       1,967,781
Units redeemed and transferred to
   other funding options...........        (59,979)    (1,809,577)       (746,633)    (3,678,301)    (1,917,568)    (21,686,374)
                                     --------------  -------------  --------------  -------------  -------------  --------------
Units end of year..................          53,367         87,695       1,872,026      2,375,327      4,664,754       5,970,111
                                     ==============  =============  ==============  =============  =============  ==============

                                          LMPVET CLEARBRIDGE             LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE
                                        VARIABLE ALL CAP VALUE          VARIABLE APPRECIATION        VARIABLE EQUITY INCOME
                                              SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                                     -----------------------------  -----------------------------  ----------------------------
                                          2013           2012            2013           2012           2013           2012
                                     --------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year............       4,460,025     10,147,107       6,051,264     12,946,946      1,712,437      4,544,694
Units issued and transferred
   from other funding options......         395,963        757,072         375,370        994,515        122,282        630,900
Units redeemed and transferred to
   other funding options...........     (1,255,131)    (6,444,154)     (1,852,677)    (7,890,197)      (468,403)    (3,463,157)
                                     --------------  -------------  --------------  -------------  -------------  -------------
Units end of year..................       3,600,857      4,460,025       4,573,957      6,051,264      1,366,316      1,712,437
                                     ==============  =============  ==============  =============  =============  =============


                                          LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE             LMPVET CLEARBRIDGE
                                       VARIABLE LARGE CAP GROWTH     VARIABLE LARGE CAP VALUE       VARIABLE SMALL CAP GROWTH
                                              SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                                     ----------------------------  -----------------------------  -----------------------------
                                          2013           2012           2013           2012            2013           2012
                                     -------------  -------------  -------------  --------------  -------------  --------------

Units beginning of year............      1,479,372      3,731,539      2,570,926       5,907,890      1,861,252       3,265,738
Units issued and transferred
   from other funding options......        228,225        444,743        177,415         742,570        501,665         748,673
Units redeemed and transferred to
   other funding options...........      (700,781)    (2,696,910)      (934,463)     (4,079,534)      (619,354)     (2,153,159)
                                     -------------  -------------  -------------  --------------  -------------  --------------
Units end of year..................      1,006,816      1,479,372      1,813,878       2,570,926      1,743,563       1,861,252
                                     =============  =============  =============  ==============  =============  ==============

                                                                               LMPVIT
                                       LMPVET INVESTMENT COUNSEL       WESTERN ASSET VARIABLE           MIST AMERICAN FUNDS
                                       VARIABLE SOCIAL AWARENESS       GLOBAL HIGH YIELD BOND           BALANCED ALLOCATION
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013           2012           2013            2012            2013            2012
                                     --------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year............       2,579,946      3,657,482      2,865,892       4,693,132       2,988,764      2,899,697
Units issued and transferred
   from other funding options......         140,675        283,861        256,978         735,830         814,768        968,519
Units redeemed and transferred to
   other funding options...........       (306,958)    (1,361,397)    (1,853,866)     (2,563,070)       (821,610)      (879,452)
                                     --------------  -------------  -------------  --------------  --------------  -------------
Units end of year..................       2,413,663      2,579,946      1,269,004       2,865,892       2,981,922      2,988,764
                                     ==============  =============  =============  ==============  ==============  =============



                                          MIST AMERICAN FUNDS            MIST AMERICAN FUNDS              MIST BLACKROCK
                                           GROWTH ALLOCATION             MODERATE ALLOCATION                HIGH YIELD
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013            2012           2013           2012           2013            2012
                                     --------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year............       4,218,325      3,652,330       2,058,963      1,858,329      2,585,200       4,111,273
Units issued and transferred
   from other funding options......         846,252      1,040,921         619,690        776,273        371,002       1,021,133
Units redeemed and transferred to
   other funding options...........       (833,982)      (474,926)       (420,312)      (575,639)    (1,037,033)     (2,547,206)
                                     --------------  -------------  --------------  -------------  -------------  --------------
Units end of year..................       4,230,595      4,218,325       2,258,341      2,058,963      1,919,169       2,585,200
                                     ==============  =============  ==============  =============  =============  ==============

(a) For the period April 29, 2013 to December 31, 2013.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                            MIST BLACKROCK                  MIST CLARION                 MIST CLEARBRIDGE
                                            LARGE CAP CORE               GLOBAL REAL ESTATE            AGGRESSIVE GROWTH II
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013           2012            2013           2012            2013           2012
                                     -------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year............      1,673,911       2,651,505       6,529,669     10,674,853     11,420,615      20,536,034
Units issued and transferred
   from other funding options......        291,644         650,845       1,047,877      1,863,725        915,284       1,834,534
Units redeemed and transferred to
   other funding options...........      (706,485)     (1,628,439)     (2,280,533)    (6,008,909)    (3,402,006)    (10,949,953)
                                     -------------  --------------  --------------  -------------  -------------  --------------
Units end of year..................      1,259,070       1,673,911       5,297,013      6,529,669      8,933,893      11,420,615
                                     =============  ==============  ==============  =============  =============  ==============


                                           MIST CLEARBRIDGE             MIST HARRIS OAKMARK              MIST INVESCO
                                           AGGRESSIVE GROWTH               INTERNATIONAL                   COMSTOCK
                                              SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                     ----------------------------  -----------------------------  ----------------------------
                                         2013            2012           2013           2012           2013            2012
                                     -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year............        692,017        831,044       6,872,512     12,226,555        958,174      2,560,232
Units issued and transferred
   from other funding options......        675,228        368,370         659,421      1,760,987        129,550        237,090
Units redeemed and transferred to
   other funding options...........      (331,194)      (507,397)     (3,502,196)    (7,115,030)      (439,415)    (1,839,148)
                                     -------------  -------------  --------------  -------------  -------------  -------------
Units end of year..................      1,036,051        692,017       4,029,737      6,872,512        648,309        958,174
                                     =============  =============  ==============  =============  =============  =============

                                              MIST INVESCO                   MIST INVESCO                   MIST JPMORGAN
                                              MID CAP VALUE                SMALL CAP GROWTH                SMALL CAP VALUE
                                               SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     ------------------------------  -----------------------------  -----------------------------
                                          2013            2012            2013           2012            2013           2012
                                     --------------  --------------  --------------  -------------   -------------  -------------

Units beginning of year............       2,403,305       5,211,630       1,237,704      1,540,097         979,835      1,373,246
Units issued and transferred
   from other funding options......         527,488         602,944         340,056        264,606         186,496        294,246
Units redeemed and transferred to
   other funding options...........       (866,114)     (3,411,269)       (630,238)      (566,999)       (347,260)      (687,657)
                                     --------------  --------------  --------------  -------------   -------------  -------------
Units end of year..................       2,064,679       2,403,305         947,522      1,237,704         819,071        979,835
                                     ==============  ==============  ==============  =============   =============  =============


                                           MIST LORD ABBETT                MIST METLIFE                    MIST MFS
                                            BOND DEBENTURE              AGGRESSIVE STRATEGY         EMERGING MARKETS EQUITY
                                              SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                     ----------------------------  ----------------------------  ----------------------------
                                          2013           2012           2013           2012           2013           2012
                                     -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............      1,509,406      3,283,901      6,609,115     11,788,228      1,556,497      1,408,620
Units issued and transferred
   from other funding options......        321,061        649,111        742,187      2,149,246        591,294        805,837
Units redeemed and transferred to
   other funding options...........      (619,365)    (2,423,606)    (2,441,747)    (7,328,359)      (906,356)      (657,960)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................      1,211,102      1,509,406      4,909,555      6,609,115      1,241,435      1,556,497
                                     =============  =============  =============  =============  =============  =============

                                                MIST MFS                   MIST OPPENHEIMER             MIST PIMCO INFLATION
                                         RESEARCH INTERNATIONAL              GLOBAL EQUITY                 PROTECTED BOND
                                               SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     ------------------------------  -----------------------------  -----------------------------
                                          2013            2012            2013           2012            2013           2012
                                     --------------  --------------  --------------  -------------  --------------  -------------

Units beginning of year............         298,552         458,469         493,194        511,339       7,238,502      6,899,159
Units issued and transferred
   from other funding options......         127,397         203,126      22,622,056        218,989       1,010,014      2,791,515
Units redeemed and transferred to
   other funding options...........       (175,302)       (363,043)     (4,785,531)      (237,134)     (5,092,541)    (2,452,172)
                                     --------------  --------------  --------------  -------------  --------------  -------------
Units end of year..................         250,647         298,552      18,329,719        493,194       3,155,975      7,238,502
                                     ==============  ==============  ==============  =============  ==============  =============


                                             MIST PIMCO                                                  MIST PIONEER
                                            TOTAL RETURN                 MIST PIONEER FUND             STRATEGIC INCOME
                                             SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                                     ----------------------------  ----------------------------  ----------------------------
                                         2013            2012           2013           2012          2013            2012
                                     -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............     14,448,598     21,937,161        150,560        503,048      2,909,699      4,916,113
Units issued and transferred
   from other funding options......      1,687,811      4,612,808         28,153        136,818        314,760        704,303
Units redeemed and transferred to
   other funding options...........    (8,419,448)   (12,101,371)       (80,882)      (489,306)    (1,106,327)    (2,710,717)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................      7,716,961     14,448,598         97,831        150,560      2,118,132      2,909,699
                                     =============  =============  =============  =============  =============  =============

                                          MIST T. ROWE PRICE              MIST THIRD AVENUE                MSF BARCLAYS
                                            LARGE CAP VALUE                SMALL CAP VALUE             AGGREGATE BOND INDEX
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013           2012            2013           2012            2013           2012
                                     -------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year............     17,798,151      34,305,448       6,644,961     11,057,972         53,480       3,439,847
Units issued and transferred
   from other funding options......      1,588,731       2,705,823         545,787      1,026,843          2,404         559,702
Units redeemed and transferred to
   other funding options...........    (6,529,197)    (19,213,120)     (2,573,672)    (5,439,854)       (38,960)     (3,946,069)
                                     -------------  --------------  --------------  -------------  -------------  --------------
Units end of year..................     12,857,685      17,798,151       4,617,076      6,644,961         16,924          53,480
                                     =============  ==============  ==============  =============  =============  ==============


                                             MSF BLACKROCK                  MSF BLACKROCK
                                              BOND INCOME               CAPITAL APPRECIATION         MSF BLACKROCK DIVERSIFIED
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  ----------------------------
                                         2013            2012            2013           2012           2013            2012
                                     -------------  --------------  --------------  -------------  -------------  -------------

Units beginning of year............      4,787,920       7,341,969      11,250,464     22,346,095        726,509      1,232,559
Units issued and transferred
   from other funding options......        607,348       1,127,741       1,015,968      2,582,702        559,444        339,498
Units redeemed and transferred to
   other funding options...........    (2,339,611)     (3,681,790)     (5,223,792)   (13,678,333)      (365,456)      (845,548)
                                     -------------  --------------  --------------  -------------  -------------  -------------
Units end of year..................      3,055,657       4,787,920       7,042,640     11,250,464        920,497        726,509
                                     =============  ==============  ==============  =============  =============  =============

(a) For the period April 29, 2013 to December 31, 2013.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                             MSF BLACKROCK                  MSF BLACKROCK
                                            LARGE CAP VALUE                 MONEY MARKET             MSF DAVIS VENTURE VALUE
                                              SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                                     -----------------------------  -----------------------------  ----------------------------
                                          2013           2012            2013           2012           2013           2012
                                     --------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year............         602,437        716,963      37,556,028     70,937,164      4,286,762      9,465,058
Units issued and transferred
   from other funding options......         518,457        236,766      13,012,560     25,420,572        386,576      1,055,491
Units redeemed and transferred to
   other funding options...........       (505,867)      (351,292)    (25,319,253)   (58,801,708)    (1,130,436)    (6,233,787)
                                     --------------  -------------  --------------  -------------  -------------  -------------
Units end of year..................         615,027        602,437      25,249,335     37,556,028      3,542,902      4,286,762
                                     ==============  =============  ==============  =============  =============  =============


                                             MSF FRONTIER                                                     MSF METLIFE
                                            MID CAP GROWTH                MSF JENNISON GROWTH           CONSERVATIVE ALLOCATION
                                              SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                     -----------------------------  ------------------------------  ------------------------------
                                          2013           2012            2013            2012            2013            2012
                                     -------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year............     11,479,562      21,073,198       2,105,099       2,665,750       6,076,399       6,943,091
Units issued and transferred
   from other funding options......        874,906       2,011,132         288,833       3,359,261       1,564,524       3,650,581
Units redeemed and transferred to
   other funding options...........    (4,577,092)    (11,604,768)       (679,181)     (3,919,912)     (3,653,263)     (4,517,273)
                                     -------------  --------------  --------------  --------------  --------------  --------------
Units end of year..................      7,777,376      11,479,562       1,714,751       2,105,099       3,987,660       6,076,399
                                     =============  ==============  ==============  ==============  ==============  ==============

                                      MSF METLIFE CONSERVATIVE TO            MSF METLIFE              MSF METLIFE MODERATE TO
                                          MODERATE ALLOCATION            MODERATE ALLOCATION           AGGRESSIVE ALLOCATION
                                              SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  -----------------------------  -----------------------------
                                          2013           2012            2013           2012           2013            2012
                                     --------------  -------------  -------------  --------------  -------------  --------------

Units beginning of year............       5,837,558      9,134,064     26,313,418      30,591,372     22,485,493      30,765,282
Units issued and transferred
   from other funding options......       1,032,963      2,969,403      6,096,219       9,447,691      3,652,266       5,684,441
Units redeemed and transferred to
   other funding options...........     (2,402,911)    (6,265,909)    (7,724,696)    (13,725,645)    (4,310,822)    (13,964,230)
                                     --------------  -------------  -------------  --------------  -------------  --------------
Units end of year..................       4,467,610      5,837,558     24,684,941      26,313,418     21,826,937      22,485,493
                                     ==============  =============  =============  ==============  =============  ==============


                                              MSF METLIFE                      MSF MFS
                                              STOCK INDEX                   TOTAL RETURN                    MSF MFS VALUE
                                              SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                     -----------------------------  -----------------------------  ------------------------------
                                         2013            2012            2013            2012           2013            2012
                                     -------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year............     17,051,391      29,380,494      12,486,287     20,407,406       4,852,120       7,593,043
Units issued and transferred
   from other funding options......      1,886,551       3,076,089       1,360,849      2,413,689       5,899,115       1,106,442
Units redeemed and transferred to
   other funding options...........    (5,627,369)    (15,405,192)     (4,831,980)   (10,334,808)     (3,239,656)     (3,847,365)
                                     -------------  --------------  --------------  -------------  --------------  --------------
Units end of year..................     13,310,573      17,051,391       9,015,156     12,486,287       7,511,579       4,852,120
                                     =============  ==============  ==============  =============  ==============  ==============

                                                                          MSF
                                                                       NEUBERGER
                                          MSF MSCI EAFE INDEX       BERMAN GENESIS      MSF RUSSELL 2000 INDEX
                                              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                      ----------------------------  ---------------  ------------------------------
                                          2013           2012          2013 (a)           2013            2012
                                      -------------  -------------  ---------------  --------------  --------------

Units beginning of year.............         96,468      3,162,918              --           54,976       3,075,335
Units issued and transferred
   from other funding options.......          1,135        384,524       1,509,730            6,358         494,802
Units redeemed and transferred to
   other funding options............       (58,581)    (3,450,974)       (474,133)         (24,540)     (3,515,161)
                                      -------------  -------------  ---------------  --------------  --------------
Units end of year...................         39,022         96,468       1,035,597           36,794          54,976
                                      =============  =============  ===============  ==============  ==============


                                                                                                         MSF WESTERN ASSET
                                            MSF T. ROWE PRICE             MSF T. ROWE PRICE            MANAGEMENT STRATEGIC
                                            LARGE CAP GROWTH              SMALL CAP GROWTH              BOND OPPORTUNITIES
                                               SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                                      -----------------------------  ----------------------------  ----------------------------
                                           2013           2012           2013            2012           2013           2012
                                      --------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year.............       4,747,700      7,403,611      8,539,421     17,237,266         33,134        956,106
Units issued and transferred
   from other funding options.......       1,760,505      1,723,359      1,241,607      2,063,045          4,215        218,543
Units redeemed and transferred to
   other funding options............     (2,341,620)    (4,379,270)    (2,757,696)   (10,760,890)       (17,824)    (1,141,515)
                                      --------------  -------------  -------------  -------------  -------------  -------------
Units end of year...................       4,166,585      4,747,700      7,023,332      8,539,421         19,525         33,134
                                      ==============  =============  =============  =============  =============  =============

                                             MSF WESTERN ASSET
                                                MANAGEMENT
                                              U.S. GOVERNMENT
                                                SUBACCOUNT
                                      ------------------------------
                                           2013            2012
                                      --------------  --------------

Units beginning of year.............       7,311,254      12,470,053
Units issued and transferred
   from other funding options.......         850,148       1,966,049
Units redeemed and transferred to
   other funding options............     (3,112,370)     (7,124,848)
                                      --------------  --------------
Units end of year...................       5,049,032       7,311,254
                                      ==============  ==============

(a) For the period April 29, 2013 to December 31, 2013.

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2013:

                                                        AS OF DECEMBER 31
                                          ---------------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO           NET
                                              UNITS       HIGHEST ($)      ASSETS ($)
                                          ------------  ---------------  --------------
  American Funds Global             2013     6,749,854      2.15 - 2.43      15,084,010
     Growth Subaccount              2012     8,874,333      1.69 - 1.90      15,550,473
                                    2011    15,044,824      1.40 - 1.55      21,671,370
                                    2010    22,744,836      1.56 - 1.71      36,353,392
                                    2009    26,698,224      1.42 - 1.53      38,614,343

  American Funds Growth             2013    10,563,113      1.86 - 2.10      20,502,637
     Subaccount                     2012    13,512,971      1.45 - 1.63      20,359,758
                                    2011    26,215,684      1.25 - 1.38      33,773,841
                                    2010    42,177,324      1.32 - 1.45      57,324,720
                                    2009    50,297,453      1.13 - 1.22      58,200,193

  American Funds                    2013     7,068,276      1.69 - 1.92      12,351,212
     Growth-Income Subaccount       2012     9,066,527      1.28 - 1.44      12,102,657
                                    2011    15,399,545      1.11 - 1.23      17,597,921
                                    2010    25,370,999      1.15 - 1.25      29,912,444
                                    2009    30,582,235      1.04 - 1.13      32,699,726

  Fidelity VIP Contrafund           2013     6,429,737      2.13 - 2.94      14,323,350
     Subaccount                     2012     8,279,552      1.65 - 2.25      14,268,956
                                    2011    15,401,316      1.44 - 1.95      23,089,646
                                    2010    25,691,131      1.51 - 2.01      40,085,425
                                    2009    31,116,610      1.31 - 1.73      41,978,774

  Fidelity VIP Mid Cap              2013     6,471,825      3.07 - 3.86      20,898,868
     Subaccount                     2012     8,711,900      2.29 - 2.85      21,045,355
                                    2011    16,159,113      2.03 - 2.50      34,247,257
                                    2010    25,040,105      2.31 - 2.82      60,059,957
                                    2009    29,478,948      1.83 - 2.20      55,556,635

  FTVIPT Franklin Small-Mid         2013     1,086,743      1.64 - 1.93       1,856,605
     Cap Growth Securities          2012     2,600,435      1.21 - 1.40       3,414,377
     Subaccount                     2011     4,488,827      1.11 - 1.26       5,262,044
                                    2010     6,749,868      1.18 - 1.33       8,334,809
                                    2009     7,611,403      0.94 - 1.05       7,436,166

  FTVIPT Templeton Developing       2013     1,721,491      2.96 - 3.38       5,291,829
     Markets Securities Subaccount  2012     2,587,872      3.03 - 3.42       8,146,735
                                    2011     5,390,366      2.72 - 3.03      15,102,118
                                    2010    10,297,774      3.28 - 3.61      34,725,491
                                    2009    12,437,474      2.83 - 3.08      36,053,515

  FTVIPT Templeton Foreign          2013     2,385,794      1.79 - 2.02       4,440,575
     Securities Subaccount          2012     3,378,588      1.48 - 1.64       5,165,614
                                    2011     7,208,890      1.27 - 1.39       9,386,447
                                    2010    13,052,603      1.44 - 1.56      19,257,460
                                    2009    15,785,371      1.35 - 1.45      21,707,752

                                                     FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                             INCOME          LOWEST TO          LOWEST TO
                                            RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                          -------------  ----------------  -----------------
  American Funds Global             2013      1.17         0.25 - 1.50         27.26 - 28.85
     Growth Subaccount              2012      0.74         0.15 - 1.50         20.73 - 22.38
                                    2011      1.11         0.15 - 1.50      (10.26) - (9.03)
                                    2010      1.46         0.15 - 1.50         10.10 - 11.58
                                    2009      1.43         0.15 - 1.50         40.20 - 42.10

  American Funds Growth             2013      0.90         0.25 - 1.50         28.17 - 29.78
     Subaccount                     2012      0.67         0.15 - 1.50         16.13 - 17.71
                                    2011      0.55         0.15 - 1.50       (5.74) - (4.42)
                                    2010      0.70         0.15 - 1.50         16.96 - 18.49
                                    2009      0.67         0.15 - 1.50         37.38 - 39.18

  American Funds                    2013      1.31         0.15 - 1.50         31.51 - 33.30
     Growth-Income Subaccount       2012      1.41         0.15 - 1.50         15.72 - 17.31
                                    2011      1.27         0.15 - 1.50       (3.32) - (1.99)
                                    2010      1.42         0.15 - 1.50          9.77 - 11.27
                                    2009      1.62         0.25 - 1.50         29.21 - 30.96

  Fidelity VIP Contrafund           2013      0.78         0.25 - 1.50         29.00 - 30.63
     Subaccount                     2012      0.89         0.25 - 1.50         14.40 - 15.85
                                    2011      0.62         0.25 - 1.50       (4.25) - (3.01)
                                    2010      0.97         0.25 - 1.50         15.23 - 16.63
                                    2009      1.15         0.25 - 1.50         33.37 - 35.10

  Fidelity VIP Mid Cap              2013      0.26         0.25 - 1.50         33.85 - 35.53
     Subaccount                     2012      0.31         0.25 - 1.50         12.85 - 14.28
                                    2011      0.02         0.25 - 1.50     (12.16) - (11.08)
                                    2010      0.12         0.25 - 1.50         26.63 - 28.22
                                    2009      0.45         0.25 - 1.50         37.74 - 39.41

  FTVIPT Franklin Small-Mid         2013        --         0.25 - 1.50         36.10 - 37.81
     Cap Growth Securities          2012        --         0.25 - 1.50          9.19 - 10.57
     Subaccount                     2011        --         0.25 - 1.50       (6.27) - (5.03)
                                    2010        --         0.25 - 1.50         25.77 - 27.22
                                    2009        --         0.25 - 1.50         41.42 - 43.23

  FTVIPT Templeton Developing       2013      1.91         0.25 - 1.50       (2.40) - (1.17)
     Markets Securities Subaccount  2012      1.32         0.25 - 1.50         11.47 - 12.88
                                    2011      0.99         0.25 - 1.50     (17.11) - (16.05)
                                    2010      1.61         0.25 - 1.50         15.83 - 17.26
                                    2009      3.88         0.25 - 1.50         70.07 - 72.23

  FTVIPT Templeton Foreign          2013      2.28         0.25 - 1.50         21.14 - 22.66
     Securities Subaccount          2012      2.92         0.25 - 1.50         16.46 - 17.94
                                    2011      1.82         0.25 - 1.50     (11.95) - (10.81)
                                    2010      1.91         0.25 - 1.50           6.75 - 8.09
                                    2009      3.28         0.25 - 1.50         35.07 - 36.77

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31
                                         ----------------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO           NET
                                             UNITS        HIGHEST ($)      ASSETS ($)
                                         ------------  ----------------  --------------
  Janus Aspen Enterprise           2013     9,019,493       0.93 - 3.11       8,806,166
     Subaccount                    2012    11,619,065       0.72 - 2.36       8,724,665
                                   2011    20,206,950       0.62 - 2.03      13,150,780
                                   2010    36,064,678       0.64 - 2.07      24,138,240
                                   2009    41,552,840       0.52 - 1.65      22,321,664

  LMPET ClearBridge Small Cap      2013        53,367       2.46 - 2.67         133,545
     Value Subaccount              2012        87,695       1.86 - 2.02         166,432
                                   2011     1,788,744       1.64 - 1.77       3,028,858
                                   2010     3,544,013       1.79 - 1.92       6,557,427
                                   2009     4,438,808       1.46 - 1.55       6,645,666

  LMPIT Western Asset              2013     1,872,026       1.84 - 2.65       4,321,033
     Corporate Bond Subaccount     2012     2,375,327       1.85 - 2.66       5,572,790
                                   2011     5,135,477       1.62 - 2.33      10,648,726
                                   2010     9,516,860       1.54 - 2.23      19,012,329
                                   2009    12,047,772       1.39 - 2.01      21,818,222

  LMPVET ClearBridge Variable      2013     4,664,754       1.78 - 2.58       8,764,384
     Aggressive Growth Subaccount  2012     5,970,111       1.22 - 1.76       7,648,793
                                   2011    25,688,704       1.05 - 1.48      27,834,990
                                   2010    53,147,668       1.04 - 1.45      56,878,773
                                   2009    67,461,243       0.84 - 1.17      58,371,031

  LMPVET ClearBridge Variable      2013     3,600,857       1.18 - 1.69       4,474,631
     All Cap Value Subaccount      2012     4,460,025       0.91 - 1.28       4,273,403
                                   2011    10,147,107       0.80 - 1.12       8,415,960
                                   2010    16,031,158       0.87 - 1.20      14,282,325
                                   2009    19,129,489       0.75 - 1.03      14,750,377

  LMPVET ClearBridge Variable      2013     4,573,957       2.03 - 2.46       9,976,436
     Appreciation Subaccount       2012     6,051,264       1.56 - 1.90      10,267,645
                                   2011    12,946,946       1.35 - 1.64      19,253,117
                                   2010    20,654,469       1.32 - 1.61      30,247,277
                                   2009    26,741,658       1.27 - 1.44      35,152,752

  LMPVET ClearBridge Variable      2013     1,366,316       1.81 - 2.13       2,578,281
     Equity Income Subaccount      2012     1,712,437       1.46 - 1.70       2,587,204
                                   2011     4,544,694       1.30 - 1.49       6,140,126
                                   2010     7,802,436       1.22 - 1.39       9,870,562
                                   2009     9,367,865       1.11 - 1.24      10,668,962

  LMPVET ClearBridge Variable      2013     1,006,816       1.88 - 2.95       2,674,450
     Large Cap Growth Subaccount   2012     1,479,372       1.73 - 2.15       2,873,687
                                   2011     3,731,539       1.44 - 1.80       6,082,030
                                   2010     6,467,759       1.46 - 1.82      10,716,004
                                   2009     8,596,399       1.33 - 1.66      13,110,870

  LMPVET ClearBridge Variable      2013     1,813,878       1.89 - 2.67       4,337,621
     Large Cap Value Subaccount    2012     2,570,926       1.43 - 2.03       4,683,572
                                   2011     5,907,890       1.23 - 1.75       9,368,405
                                   2010    10,494,734       1.18 - 1.67      16,016,931
                                   2009    13,260,650       1.08 - 1.54      18,710,616

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                            INCOME          LOWEST TO         LOWEST TO
                                           RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         -------------  ----------------  ----------------
  Janus Aspen Enterprise           2013      0.35         0.25 - 1.50        30.07 - 31.71
     Subaccount                    2012        --         0.25 - 1.50        15.24 - 16.69
                                   2011        --         0.25 - 1.50      (3.11) - (1.94)
                                   2010        --         0.25 - 1.50        23.65 - 25.25
                                   2009        --         0.25 - 1.50        42.47 - 43.98

  LMPET ClearBridge Small Cap      2013        --         0.85 - 1.50        32.26 - 33.12
     Value Subaccount              2012        --         0.80 - 1.50        13.56 - 14.37
                                   2011        --         0.80 - 1.50      (8.53) - (7.87)
                                   2010        --         0.80 - 1.50        23.06 - 23.90
                                   2009        --         0.80 - 1.50        30.91 - 31.86

  LMPIT Western Asset              2013      3.91         0.25 - 1.50      (1.28) - (0.04)
     Corporate Bond Subaccount     2012      4.10         0.25 - 1.50        12.77 - 14.19
                                   2011      4.72         0.25 - 1.50          3.66 - 4.90
                                   2010      5.39         0.25 - 1.50         9.81 - 11.24
                                   2009      6.61         0.25 - 1.50        31.72 - 33.29

  LMPVET ClearBridge Variable      2013      0.25         0.25 - 1.50        45.58 - 47.41
     Aggressive Growth Subaccount  2012      0.21         0.25 - 1.50        16.95 - 18.43
                                   2011      0.13         0.25 - 1.50          0.87 - 2.25
                                   2010      0.13         0.25 - 1.50        23.13 - 24.68
                                   2009        --         0.25 - 1.50        32.55 - 34.30

  LMPVET ClearBridge Variable      2013      1.34         0.25 - 1.50        30.20 - 31.84
     All Cap Value Subaccount      2012      1.22         0.25 - 1.50        13.26 - 14.69
                                   2011      1.09         0.25 - 1.50      (7.51) - (6.35)
                                   2010      1.64         0.25 - 1.50        14.87 - 16.23
                                   2009      1.29         0.25 - 1.50        27.41 - 29.11

  LMPVET ClearBridge Variable      2013      1.14         0.25 - 1.50        28.07 - 29.68
     Appreciation Subaccount       2012      1.19         0.25 - 1.50        14.21 - 15.66
                                   2011      1.29         0.25 - 1.50          1.13 - 2.35
                                   2010      1.46         0.25 - 1.50        10.91 - 12.34
                                   2009      2.05         0.35 - 1.50        20.30 - 21.72

  LMPVET ClearBridge Variable      2013      1.60         0.25 - 1.50        24.07 - 25.63
     Equity Income Subaccount      2012      2.08         0.25 - 1.50        12.50 - 13.92
                                   2011      2.66         0.25 - 1.50          6.30 - 7.68
                                   2010      3.82         0.25 - 1.50        10.59 - 12.01
                                   2009      3.27         0.45 - 1.50        21.03 - 22.44

  LMPVET ClearBridge Variable      2013      0.43         0.25 - 1.50        35.80 - 37.51
     Large Cap Growth Subaccount   2012      0.46         0.35 - 1.50        18.55 - 19.92
                                   2011      0.35         0.35 - 1.50      (2.07) - (0.96)
                                   2010      0.11         0.35 - 1.50          8.13 - 9.40
                                   2009      0.25         0.35 - 1.50        40.30 - 41.94

  LMPVET ClearBridge Variable      2013      1.53         0.25 - 1.50        30.40 - 32.04
     Large Cap Value Subaccount    2012      1.62         0.25 - 1.50        14.76 - 16.21
                                   2011      1.77         0.25 - 1.50          3.40 - 4.67
                                   2010      2.90         0.25 - 1.50          7.84 - 9.18
                                   2009      1.84         0.25 - 1.50        22.64 - 24.19

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31
                                        ----------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO           NET
                                            UNITS        HIGHEST ($)      ASSETS ($)
                                        ------------  ----------------  --------------
  LMPVET ClearBridge Variable     2013     1,743,563       2.36 - 3.55       4,359,335
     Small Cap Growth Subaccount  2012     1,861,252       1.63 - 2.42       3,222,792
                                  2011     3,265,738       1.39 - 2.03       4,764,939
                                  2010     5,200,645       1.39 - 2.01       7,541,217
                                  2009     6,349,292       1.13 - 1.61       7,404,134

  LMPVET Investment Counsel       2013     2,413,663       1.60 - 1.78       4,088,588
     Variable Social Awareness    2012     2,579,946       1.37 - 1.52       3,712,968
     Subaccount                   2011     3,657,482       1.25 - 1.38       4,762,144
                                  2010     5,132,056       1.27 - 1.37       6,720,997
                                  2009     6,209,267       1.15 - 1.22       7,321,280

  LMPVIT Western Asset            2013     1,269,004       2.34 - 2.75       3,139,896
     Variable Global High Yield   2012     2,865,892       2.24 - 2.60       6,832,079
     Bond Subaccount              2011     4,693,132       1.92 - 2.21       9,487,771
                                  2010     7,236,148       1.92 - 2.18      14,509,117
                                  2009     8,356,675       1.69 - 1.91      14,726,852

  MIST American Funds             2013     2,981,922       1.24 - 1.33       3,775,611
     Balanced Allocation          2012     2,988,764       1.06 - 1.13       3,227,823
     Subaccount                   2011     2,899,697       0.95 - 1.00       2,787,184
                                  2010     2,055,809       0.99 - 1.02       2,041,602
                                  2009     1,910,898       0.89 - 0.91       1,715,696

  MIST American Funds Growth      2013     4,230,595       1.24 - 1.33       5,375,057
     Allocation Subaccount        2012     4,218,325       1.01 - 1.07       4,339,166
                                  2011     3,652,330       0.88 - 0.92       3,266,848
                                  2010     2,571,138       0.94 - 0.97       2,444,599
                                  2009     2,078,888       0.84 - 0.86       1,760,122

  MIST American Funds             2013     2,258,341       1.22 - 1.31       2,815,960
     Moderate Allocation          2012     2,058,963       1.09 - 1.16       2,278,420
     Subaccount                   2011     1,858,329       1.00 - 1.05       1,881,086
                                  2010     1,375,796       1.01 - 1.05       1,401,985
                                  2009     1,143,572       0.93 - 0.95       1,074,590

  MIST BlackRock High Yield       2013     1,919,169       2.19 - 3.11       5,269,655
     Subaccount                   2012     2,585,200       2.02 - 2.84       6,543,823
                                  2011     4,111,273       1.75 - 2.44       8,766,261
                                  2010     5,684,281       1.72 - 2.39      11,575,312
                                  2009     6,173,534       1.50 - 2.06      11,099,626

  MIST BlackRock Large Cap        2013     1,259,070       1.37 - 2.04       1,818,577
     Core Subaccount              2012     1,673,911       1.03 - 1.52       1,828,375
                                  2011     2,651,505       0.92 - 1.35       2,569,071
                                  2010     5,139,926       0.94 - 1.35       5,030,290
                                  2009     5,709,035       0.84 - 1.20       5,001,122

  MIST Clarion Global Real        2013     5,297,013       1.07 - 1.18       5,817,301
     Estate Subaccount            2012     6,529,669       1.04 - 1.14       7,001,106
                                  2011    10,674,853       0.84 - 0.90       9,156,362
                                  2010    16,008,968       0.90 - 0.95      14,658,090
                                  2009    18,305,563       0.79 - 0.82      14,572,699

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                           INCOME          LOWEST TO         LOWEST TO
                                          RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        -------------  ----------------  ----------------
  LMPVET ClearBridge Variable     2013      0.04         0.25 - 1.50        44.86 - 46.68
     Small Cap Growth Subaccount  2012      0.28         0.25 - 1.50        17.64 - 19.13
                                  2011        --         0.25 - 1.50        (0.14) - 1.15
                                  2010        --         0.25 - 1.50        23.29 - 24.89
                                  2009        --         0.25 - 1.50        40.63 - 42.46

  LMPVET Investment Counsel       2013      0.86         0.35 - 1.50        16.94 - 17.11
     Variable Social Awareness    2012      1.33         0.25 - 1.50         9.06 - 10.44
     Subaccount                   2011      0.95         0.25 - 1.50      (1.49) - (0.29)
                                  2010      1.26         0.35 - 1.50        10.52 - 11.73
                                  2009      1.49         0.45 - 1.50        20.93 - 22.34

  LMPVIT Western Asset            2013      4.81         0.25 - 1.50          4.69 - 6.00
     Variable Global High Yield   2012      6.27         0.25 - 1.50        16.56 - 18.03
     Bond Subaccount              2011      6.36         0.25 - 1.50          0.16 - 1.45
                                  2010      8.62         0.25 - 1.50        13.25 - 14.65
                                  2009     10.62         0.25 - 1.50        53.17 - 55.21

  MIST American Funds             2013      1.31         0.25 - 1.50        16.77 - 18.24
     Balanced Allocation          2012      1.74         0.25 - 1.50        11.83 - 13.24
     Subaccount                   2011      1.27         0.25 - 1.50      (3.65) - (2.45)
                                  2010      1.13         0.25 - 1.50        10.53 - 11.95
                                  2009        --         0.25 - 1.50        27.39 - 29.00

  MIST American Funds Growth      2013      1.03         0.25 - 1.50        23.25 - 24.80
     Allocation Subaccount        2012      1.15         0.25 - 1.50        14.42 - 15.87
                                  2011      1.09         0.25 - 1.50      (6.18) - (5.05)
                                  2010      0.89         0.25 - 1.50        11.79 - 13.17
                                  2009        --         0.25 - 1.50        32.08 - 33.85

  MIST American Funds             2013      1.57         0.25 - 1.50        11.83 - 13.24
     Moderate Allocation          2012      1.98         0.25 - 1.50         9.18 - 10.56
     Subaccount                   2011      1.52         0.25 - 1.50      (1.29) - (0.10)
                                  2010      1.53         0.25 - 1.50          8.24 - 9.64
                                  2009        --         0.25 - 1.50        21.61 - 23.10

  MIST BlackRock High Yield       2013      6.81         0.14 - 1.39          8.25 - 9.61
     Subaccount                   2012      7.88         0.14 - 1.39        15.18 - 16.63
                                  2011      7.21         0.14 - 1.39          1.12 - 2.38
                                  2010      6.64         0.14 - 1.39        14.46 - 15.95
                                  2009      5.41         0.14 - 1.39        45.23 - 46.94

  MIST BlackRock Large Cap        2013      1.33         0.25 - 1.50        32.17 - 33.83
     Core Subaccount              2012      1.15         0.25 - 1.50        11.81 - 13.22
                                  2011      1.17         0.25 - 1.50      (1.28) - (0.10)
                                  2010      1.25         0.25 - 1.50        10.90 - 12.28
                                  2009      1.43         0.25 - 1.50        17.55 - 18.99

  MIST Clarion Global Real        2013      7.22         0.25 - 1.50          2.22 - 3.50
     Estate Subaccount            2012      2.51         0.25 - 1.50        24.41 - 25.98
                                  2011      4.33         0.25 - 1.50      (6.78) - (5.56)
                                  2010      8.48         0.25 - 1.50        14.65 - 16.06
                                  2009      3.46         0.25 - 1.50        33.05 - 34.75

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                     ----------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                         UNITS        HIGHEST ($)      ASSETS ($)
                                     ------------  ----------------  --------------
  MIST ClearBridge Aggressive  2013     8,933,893       1.93 - 4.43      34,405,744
     Growth II Subaccount      2012    11,420,615       1.50 - 3.44      34,429,122
                               2011    20,536,034       1.22 - 2.82      51,250,605
                               2010    34,460,801       1.32 - 3.05      94,777,304
                               2009    43,938,493       1.21 - 2.80     111,313,739

  MIST ClearBridge Aggressive  2013     1,036,051       1.28 - 1.46       1,384,760
     Growth Subaccount         2012       692,017       0.89 - 1.01         643,438
                               2011       831,044       0.76 - 0.85         657,556
                               2010       278,381       0.75 - 0.83         215,870
                               2009        62,719       0.61 - 0.67          40,090

  MIST Harris Oakmark          2013     4,029,737       2.22 - 2.89       9,747,626
     International Subaccount  2012     6,872,512       1.70 - 2.22      12,591,253
                               2011    12,226,555       1.32 - 1.72      17,711,378
                               2010    20,233,859       1.54 - 2.00      34,731,725
                               2009    24,195,116       1.32 - 1.72      36,052,702

  MIST Invesco Comstock        2013       648,309       2.21 - 2.53       1,482,942
     Subaccount                2012       958,174       1.66 - 1.87       1,634,482
     (Commenced 5/4/2009)      2011     2,560,232       1.42 - 1.58       3,741,145
                               2010     5,032,178       1.46 - 1.61       7,535,928
                               2009     5,554,429       1.29 - 1.41       7,320,333

  MIST Invesco Mid Cap Value   2013     2,064,679       1.73 - 1.96       3,723,478
     Subaccount                2012     2,403,305       1.35 - 1.50       3,366,121
                               2011     5,211,630       1.20 - 1.32       6,425,768
                               2010     8,116,269       1.26 - 1.37      10,505,340
                               2009     9,178,381       1.02 - 1.09       9,552,525

  MIST Invesco Small Cap       2013       947,522       1.99 - 2.21       1,950,041
     Growth Subaccount         2012     1,237,704       1.44 - 1.57       1,837,799
                               2011     1,540,097       1.23 - 1.33       1,949,295
                               2010     1,824,436       1.26 - 1.35       2,360,050
                               2009     1,835,285       1.01 - 1.07       1,898,640

  MIST JPMorgan Small Cap      2013       819,071       1.76 - 1.95       1,498,248
     Value Subaccount          2012       979,835       1.34 - 1.47       1,363,428
                               2011     1,373,246       1.18 - 1.27       1,672,436
                               2010     1,056,417       1.33 - 1.41       1,442,258
                               2009     1,117,238       1.13 - 1.18       1,286,771

  MIST Lord Abbett Bond        2013     1,211,102       1.79 - 2.02       2,276,530
     Debenture Subaccount      2012     1,509,406       1.68 - 1.87       2,638,232
                               2011     3,283,901       1.51 - 1.66       5,103,566
                               2010     4,662,722       1.46 - 1.58       6,990,997
                               2009     5,654,598       1.31 - 1.40       7,555,607

  MIST MetLife Aggressive      2013     4,909,555       1.27 - 1.39       6,379,286
     Strategy Subaccount       2012     6,609,115       0.99 - 1.08       6,763,432
     (Commenced 5/2/2011)      2011    11,788,228       0.86 - 0.93      10,393,746

                                                FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                        INCOME          LOWEST TO          LOWEST TO
                                       RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     -------------  ----------------  -----------------
  MIST ClearBridge Aggressive  2013      0.79         0.25 - 1.50         27.19 - 28.79
     Growth II Subaccount      2012      0.49         0.25 - 1.50         21.00 - 22.53
                               2011      1.98         0.25 - 1.50       (8.69) - (7.58)
                               2010      1.80         0.25 - 1.50           8.07 - 9.36
                               2009        --         0.25 - 1.50         41.06 - 42.84

  MIST ClearBridge Aggressive  2013      0.20         0.45 - 1.50         43.60 - 45.11
     Growth Subaccount         2012      0.02         0.45 - 1.50         16.87 - 18.11
                               2011        --         0.45 - 1.50           1.87 - 2.89
                               2010        --         0.45 - 1.50         21.82 - 23.15
                               2009        --         0.45 - 1.50         31.20 - 32.42

  MIST Harris Oakmark          2013      2.68         0.25 - 1.50         28.86 - 30.48
     International Subaccount  2012      2.10         0.25 - 1.50         27.54 - 29.15
                               2011      0.03         0.25 - 1.50     (15.28) - (14.19)
                               2010      2.14         0.25 - 1.50         14.91 - 16.36
                               2009      8.07         0.25 - 1.50         53.15 - 55.11

  MIST Invesco Comstock        2013      1.11         0.25 - 1.50         33.38 - 35.05
     Subaccount                2012      1.46         0.25 - 1.50         16.75 - 18.22
     (Commenced 5/4/2009)      2011      1.28         0.25 - 1.50       (2.94) - (1.74)
                               2010      1.54         0.25 - 1.50         13.15 - 14.66
                               2009        --         0.25 - 1.50         30.08 - 31.19

  MIST Invesco Mid Cap Value   2013      0.78         0.25 - 1.50         28.37 - 29.98
     Subaccount                2012      0.47         0.25 - 1.50         12.98 - 14.41
                               2011      0.57         0.25 - 1.50       (5.16) - (3.94)
                               2010      0.61         0.25 - 1.50         23.65 - 25.14
                               2009      2.16         0.25 - 1.50         24.72 - 26.33

  MIST Invesco Small Cap       2013      0.43         0.25 - 1.50         38.45 - 40.18
     Growth Subaccount         2012        --         0.25 - 1.50         16.74 - 18.21
                               2011        --         0.25 - 1.50       (2.30) - (1.04)
                               2010        --         0.25 - 1.50         24.63 - 26.15
                               2009        --         0.25 - 1.50         32.16 - 33.88

  MIST JPMorgan Small Cap      2013      0.72         0.25 - 1.50         31.27 - 32.92
     Value Subaccount          2012      0.89         0.25 - 1.50         13.93 - 15.37
                               2011      1.69         0.25 - 1.50     (11.45) - (10.37)
                               2010      0.81         0.35 - 1.50         17.75 - 19.09
                               2009      0.92         0.35 - 1.50         27.20 - 28.70

  MIST Lord Abbett Bond        2013      7.19         0.25 - 1.50           6.56 - 7.90
     Debenture Subaccount      2012      8.01         0.25 - 1.50         11.50 - 12.91
                               2011      6.18         0.25 - 1.50           3.22 - 4.61
                               2010      6.18         0.25 - 1.50         11.55 - 12.90
                               2009      7.38         0.25 - 1.50         35.02 - 36.74

  MIST MetLife Aggressive      2013      0.75         0.25 - 1.50       (29.30) - 29.18
     Strategy Subaccount       2012      0.69         0.25 - 1.50         15.00 - 16.45
     (Commenced 5/2/2011)      2011        --         0.25 - 1.50     (14.38) - (13.69)

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                          UNITS       HIGHEST ($)      ASSETS ($)
                                      ------------  ---------------  --------------
  MIST MFS Emerging Markets     2013     1,241,435      1.12 - 1.23       1,431,820
     Equity Subaccount          2012     1,556,497      1.19 - 1.30       1,908,822
                                2011     1,408,620      1.02 - 1.09       1,468,386
                                2010     1,362,972      1.27 - 1.34       1,762,199
                                2009       915,305      1.04 - 1.08         965,611

  MIST MFS Research             2013       250,647      1.71 - 2.01         444,463
     International Subaccount   2012       298,552      1.45 - 1.69         449,461
                                2011       458,469      1.26 - 1.45         603,349
                                2010       479,118      1.44 - 1.63         717,603
                                2009       518,108      1.31 - 1.46         708,232

  MIST Oppenheimer Global       2013    18,329,719      1.16 - 3.07      21,359,400
     Equity Subaccount          2012       493,194      1.98 - 2.42       1,042,077
                                2011       511,339      1.66 - 1.94         902,698
                                2010       429,120      1.84 - 2.13         849,532
                                2009       300,120      1.61 - 1.85         513,570

  MIST PIMCO Inflation          2013     3,155,975      1.28 - 1.43       4,202,507
     Protected Bond Subaccount  2012     7,238,502      1.43 - 1.57      10,722,012
                                2011     6,899,159      1.33 - 1.44       9,467,437
                                2010     5,953,369      1.21 - 1.30       7,417,798
                                2009     5,095,388      1.14 - 1.20       5,930,901

  MIST PIMCO Total Return       2013     7,716,961      1.80 - 2.10      14,504,389
     Subaccount                 2012    14,448,598      1.86 - 2.15      28,554,113
     (Commenced 5/4/2009)       2011    21,937,161      1.73 - 1.97      39,806,370
                                2010    36,724,586      1.70 - 1.92      65,149,627
                                2009    40,592,877      1.60 - 1.78      67,191,036

  MIST Pioneer Fund Subaccount  2013        97,831      2.04 - 2.28         206,186
                                2012       150,560      1.55 - 1.72         242,063
                                2011       503,048      1.43 - 1.56         737,633
                                2010       976,556      1.52 - 1.65       1,521,610
                                2009     1,101,087      1.33 - 1.42       1,491,963

  MIST Pioneer Strategic        2013     2,118,132      2.40 - 2.88       5,371,197
     Income Subaccount          2012     2,909,699      2.40 - 2.84       7,356,262
                                2011     4,916,113      2.18 - 2.56      11,286,461
                                2010     8,148,743      2.14 - 2.48      18,330,488
                                2009     9,586,929      1.93 - 2.22      19,387,744

  MIST T. Rowe Price Large      2013    12,857,685      1.34 - 1.48      17,670,185
     Cap Value Subaccount       2012    17,798,151      1.02 - 1.11      18,654,918
                                2011    34,305,448      0.88 - 0.94      30,799,787
                                2010    54,562,024      0.93 - 0.98      51,511,248
                                2009    66,665,501      0.81 - 0.84      54,354,538

  MIST Third Avenue Small Cap   2013     4,617,076      2.35 - 2.68      11,226,496
     Value Subaccount           2012     6,644,961      1.80 - 2.05      12,496,427
                                2011    11,057,972      1.55 - 1.74      17,757,117
                                2010    16,878,853      1.73 - 1.91      30,068,815
                                2009    20,701,683      1.46 - 1.60      31,063,584

                                                 FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------
  MIST MFS Emerging Markets     2013      1.47         0.25 - 1.50       (6.22) - (5.04)
     Equity Subaccount          2012      0.94         0.25 - 1.50         17.32 - 18.80
                                2011      1.57         0.25 - 1.50     (19.65) - (18.62)
                                2010      1.14         0.25 - 1.50         22.18 - 23.66
                                2009      0.94         0.25 - 1.50         66.72 - 68.63

  MIST MFS Research             2013      3.18         0.25 - 1.50         17.48 - 18.96
     International Subaccount   2012      1.93         0.25 - 1.50         14.96 - 16.41
                                2011      2.01         0.25 - 1.50     (12.04) - (10.95)
                                2010      1.71         0.25 - 1.50          9.78 - 11.14
                                2009      2.10         0.25 - 1.50         29.60 - 31.21

  MIST Oppenheimer Global       2013      0.21         0.25 - 1.50         15.57 - 26.80
     Equity Subaccount          2012      1.40         0.25 - 1.50         19.36 - 20.87
                                2011      1.84         0.45 - 1.50       (9.77) - (8.82)
                                2010      1.38         0.45 - 1.50         14.19 - 15.44
                                2009      0.88         0.45 - 1.50         37.71 - 39.11

  MIST PIMCO Inflation          2013      3.21         0.25 - 1.50      (10.34) - (9.21)
     Protected Bond Subaccount  2012      3.06         0.25 - 1.50           7.69 - 9.05
                                2011      1.67         0.25 - 1.50          9.83 - 11.17
                                2010      2.36         0.25 - 1.50           6.42 - 7.81
                                2009      3.59         0.25 - 1.50         16.62 - 18.04

  MIST PIMCO Total Return       2013      4.48         0.25 - 1.50       (3.38) - (2.16)
     Subaccount                 2012      3.44         0.15 - 1.50           7.64 - 9.11
     (Commenced 5/4/2009)       2011      2.88         0.15 - 1.50           1.65 - 3.05
                                2010      3.60         0.15 - 1.50           6.52 - 8.00
                                2009        --         0.15 - 1.50         11.77 - 12.80

  MIST Pioneer Fund Subaccount  2013      3.07         0.45 - 1.50         31.10 - 32.48
                                2012      1.86         0.45 - 1.50          8.94 - 10.09
                                2011      1.45         0.45 - 1.50       (5.99) - (4.98)
                                2010      0.92         0.45 - 1.50         14.48 - 15.68
                                2009      1.98         0.45 - 1.50         22.10 - 23.33

  MIST Pioneer Strategic        2013      5.43         0.25 - 1.50           0.03 - 1.29
     Income Subaccount          2012      5.36         0.25 - 1.50          9.95 - 11.34
                                2011      5.21         0.25 - 1.50           2.06 - 3.35
                                2010      5.07         0.25 - 1.50         10.51 - 11.92
                                2009      5.33         0.25 - 1.50         31.07 - 32.73

  MIST T. Rowe Price Large      2013      1.53         0.25 - 1.50         31.78 - 33.44
     Cap Value Subaccount       2012      1.63         0.25 - 1.50         16.21 - 17.68
                                2011      0.68         0.25 - 1.50       (5.50) - (4.17)
                                2010      1.07         0.25 - 1.50         15.28 - 16.69
                                2009      2.22         0.25 - 1.50         16.67 - 18.23

  MIST Third Avenue Small Cap   2013      1.01         0.25 - 1.50         30.48 - 32.12
     Value Subaccount           2012        --         0.15 - 1.50         16.22 - 17.81
                                2011      1.17         0.15 - 1.50      (10.32) - (9.14)
                                2010      1.21         0.15 - 1.50         18.07 - 19.70
                                2009      1.19         0.15 - 1.50         24.55 - 26.30

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                     ----------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                         UNITS        HIGHEST ($)      ASSETS ($)
                                     ------------  ----------------  --------------
  MSF Barclays Aggregate Bond  2013        16,924       1.61 - 1.75          28,404
     Index Subaccount          2012        53,480       1.67 - 1.82          92,444
                               2011     3,439,847       1.63 - 1.77       5,815,243
                               2010     6,016,730       1.54 - 1.66       9,562,117
                               2009     7,949,359       1.48 - 1.58      12,062,904

  MSF BlackRock Bond Income    2013     3,055,657       1.72 - 2.08       5,684,763
     Subaccount                2012     4,787,920       1.74 - 2.11       8,986,932
                               2011     7,341,969       1.62 - 1.97      12,976,335
                               2010    10,536,877       1.44 - 1.86      17,678,147
                               2009    11,864,145       1.34 - 1.72      18,658,157

  MSF BlackRock Capital        2013     7,042,640       1.34 - 2.38      14,799,310
     Appreciation Subaccount   2012    11,250,464       1.00 - 1.78      16,719,849
                               2011    22,346,095       0.88 - 1.57      30,299,715
                               2010    36,521,315       0.97 - 1.73      55,698,641
                               2009    46,761,419       0.81 - 1.45      60,449,764

  MSF BlackRock Diversified    2013       920,497       1.45 - 1.61       1,373,836
     Subaccount                2012       726,509       1.22 - 1.34         924,210
     (Commenced 5/4/2009)      2011     1,232,559       1.10 - 1.20       1,411,573
                               2010     1,075,238       1.08 - 1.16       1,197,431
                               2009     1,023,004       1.00 - 1.06       1,047,686

  MSF BlackRock Large Cap      2013       615,027       1.60 - 1.81       1,021,282
     Value Subaccount          2012       602,437       1.24 - 1.38         772,797
                               2011       716,963       1.10 - 1.22         815,392
                               2010       561,438       1.09 - 1.20         636,529
                               2009       305,929       1.02 - 1.12         319,432

  MSF BlackRock Money Market   2013    25,249,335       1.12 - 1.31      30,084,511
     Subaccount                2012    37,556,028       1.13 - 1.32      44,934,381
     (Commenced 5/3/2010)      2011    70,937,164       1.15 - 1.33      85,397,203
                               2010   108,966,600       1.16 - 1.33     132,820,936

  MSF Davis Venture Value      2013     3,542,902       1.48 - 1.74       5,492,199
     Subaccount                2012     4,286,762       1.13 - 1.31       5,042,748
                               2011     9,465,058       1.01 - 1.17       9,966,313
                               2010    14,096,580       1.07 - 1.22      15,675,792
                               2009    17,222,536       0.97 - 1.19      17,312,557

  MSF Frontier Mid Cap Growth  2013     7,777,376       0.89 - 1.04       7,176,129
     Subaccount                2012    11,479,562       0.68 - 0.78       8,238,027
                               2011    21,073,198       0.62 - 0.71      13,639,288
                               2010    32,234,861       0.65 - 0.73      21,737,839
                               2009    39,511,476       0.57 - 1.01      23,331,549

  MSF Jennison Growth          2013     1,714,751       1.21 - 2.03       2,192,144
     Subaccount                2012     2,105,099       0.90 - 1.49       1,985,243
                               2011     2,665,750       0.83 - 1.30       2,282,553
                               2010     3,804,953       0.84 - 1.30       3,293,224
                               2009     4,518,520       0.76 - 1.17       3,551,643

                                               FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                        INCOME          LOWEST TO         LOWEST TO
                                       RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                     -------------  ----------------  ----------------
  MSF Barclays Aggregate Bond  2013      3.63         0.85 - 1.50      (3.78) - (3.15)
     Index Subaccount          2012      5.97         0.80 - 1.50          2.35 - 3.07
                               2011      3.67         0.80 - 1.50          5.90 - 6.63
                               2010      3.80         0.80 - 1.50          4.47 - 5.20
                               2009      6.47         0.80 - 1.50          3.58 - 4.37

  MSF BlackRock Bond Income    2013      4.33         0.25 - 1.50      (2.24) - (1.01)
     Subaccount                2012      2.89         0.25 - 1.50          5.94 - 7.28
                               2011      4.06         0.25 - 1.50          4.96 - 6.30
                               2010      3.76         0.25 - 1.50          6.75 - 8.09
                               2009      6.91         0.25 - 1.50          7.85 - 9.22

  MSF BlackRock Capital        2013      0.84         0.25 - 1.50        32.22 - 33.88
     Appreciation Subaccount   2012      0.36         0.25 - 1.50        12.66 - 14.09
                               2011      0.21         0.25 - 1.50     (10.28) - (9.09)
                               2010      0.24         0.25 - 1.50        18.00 - 19.51
                               2009        --         0.25 - 1.50        29.46 - 30.56

  MSF BlackRock Diversified    2013      2.02         0.25 - 1.50        18.80 - 20.29
     Subaccount                2012      2.53         0.25 - 1.50        10.69 - 12.09
     (Commenced 5/4/2009)      2011      2.33         0.25 - 1.50          2.22 - 3.55
                               2010      1.95         0.25 - 1.50          8.00 - 9.37
                               2009        --         0.25 - 1.50        18.34 - 19.30

  MSF BlackRock Large Cap      2013      1.10         0.45 - 1.50        29.78 - 31.15
     Value Subaccount          2012      1.43         0.45 - 1.50        12.26 - 13.46
                               2011      0.87         0.45 - 1.50          0.55 - 1.58
                               2010      0.88         0.45 - 1.50          7.25 - 8.51
                               2009      1.33         0.25 - 1.50         9.44 - 10.86

  MSF BlackRock Money Market   2013        --         0.15 - 1.50      (1.49) - (0.15)
     Subaccount                2012        --         0.15 - 1.50      (1.50) - (0.15)
     (Commenced 5/3/2010)      2011        --         0.15 - 1.50      (1.54) - (0.17)
                               2010        --         0.15 - 1.50      (1.02) - (0.08)

  MSF Davis Venture Value      2013      1.44         0.25 - 1.50        31.71 - 33.37
     Subaccount                2012      1.01         0.25 - 1.50        11.17 - 12.58
                               2011      1.23         0.25 - 1.50      (5.51) - (4.28)
                               2010      1.04         0.25 - 1.50        10.41 - 11.75
                               2009      1.61         0.25 - 1.50        30.03 - 31.59

  MSF Frontier Mid Cap Growth  2013      1.19         0.25 - 1.50        30.66 - 32.30
     Subaccount                2012        --         0.25 - 1.50         9.22 - 10.60
                               2011      0.23         0.25 - 1.50      (4.62) - (3.41)
                               2010        --         0.25 - 1.50        13.44 - 14.89
                               2009      0.07         0.25 - 1.50        46.92 - 49.07

  MSF Jennison Growth          2013      0.42         0.25 - 1.50        34.70 - 36.66
     Subaccount                2012      0.02         0.25 - 1.50       (3.96) - 15.27
                               2011      0.06         0.25 - 1.50        (1.31) - 0.00
                               2010      0.40         0.25 - 1.50         9.70 - 11.06
                               2009        --         0.35 - 1.50        37.48 - 39.12

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   AS OF DECEMBER 31
                                     ---------------------------------------------
                                                     UNIT VALUE
                                                      LOWEST TO           NET
                                         UNITS       HIGHEST ($)      ASSETS ($)
                                     ------------  ---------------  --------------
  MSF MetLife Conservative     2013     3,987,660      1.32 - 1.46       5,394,707
     Allocation Subaccount     2012     6,076,399      1.29 - 1.40       7,991,783
                               2011     6,943,091      1.20 - 1.28       8,482,947
                               2010     8,619,245      1.18 - 1.25      10,310,485
                               2009     8,220,661      1.09 - 1.14       9,049,833

  MSF MetLife Conservative to  2013     4,467,610      1.34 - 1.47       6,143,503
     Moderate Allocation       2012     5,837,558      1.22 - 1.33       7,360,711
     Subaccount                2011     9,134,064      1.11 - 1.20      10,412,978
                               2010    11,364,009      1.12 - 1.19      12,955,313
                               2009    11,330,188      1.02 - 1.07      11,706,334

  MSF MetLife Moderate         2013    24,684,941      1.33 - 1.47      33,678,728
     Allocation Subaccount     2012    26,313,418      1.15 - 1.25      30,877,121
                               2011    30,591,372      1.03 - 1.10      32,064,814
                               2010    51,875,235      1.06 - 1.13      55,863,404
                               2009    49,556,025      0.95 - 1.00      47,682,963

  MSF MetLife Moderate to      2013    21,826,937      1.31 - 1.44      29,351,565
     Aggressive Allocation     2012    22,485,493      1.07 - 1.16      24,659,759
     Subaccount                2011    30,765,282      0.94 - 1.01      29,593,551
                               2010    45,838,697      0.99 - 1.05      46,482,164
                               2009    48,204,317      0.88 - 0.92      43,054,967

  MSF MetLife Stock Index      2013    13,310,573      1.53 - 2.21      21,316,349
     Subaccount                2012    17,051,391      1.18 - 4.50      20,942,427
                               2011    29,380,494      1.03 - 4.40      31,506,115
                               2010    49,509,915      1.03 - 4.89      52,759,331
                               2009    29,874,592      0.91 - 4.28      34,059,091

  MSF MFS Total Return         2013     9,015,156      1.94 - 3.27      25,626,305
     Subaccount                2012    12,486,287      1.64 - 2.77      29,571,797
                               2011    20,407,406      1.47 - 2.50      44,602,356
                               2010    30,700,736      1.45 - 2.46      66,958,967
                               2009    37,243,351      1.32 - 2.25      74,898,873

  MSF MFS Value Subaccount     2013     7,511,579      1.98 - 2.23      15,355,608
                               2012     4,852,120      1.48 - 1.65       7,449,404
                               2011     7,593,043      1.29 - 1.42      10,064,758
                               2010    12,822,761      1.29 - 1.41      17,051,612
                               2009    14,756,785      1.18 - 1.27      17,813,540

  MSF MSCI EAFE Index          2013        39,022      1.11 - 1.21          45,038
     Subaccount                2012        96,468      0.92 - 1.01          93,426
                               2011     3,162,918      0.79 - 0.86       2,598,800
                               2010     7,064,398      0.92 - 0.99       6,719,641
                               2009     9,185,036      0.86 - 0.92       8,146,078

  MSF Neuberger Berman         2013     1,035,597      2.34 - 3.97       3,679,942
     Genesis Subaccount
     (Commenced 4/29/2013)

                                                FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                        INCOME          LOWEST TO          LOWEST TO
                                       RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     -------------  ----------------  -----------------
  MSF MetLife Conservative     2013      2.95         0.25 - 1.50           2.73 - 4.03
     Allocation Subaccount     2012      3.49         0.25 - 1.50           7.55 - 8.91
                               2011      2.39         0.25 - 1.50           1.70 - 2.96
                               2010      3.63         0.25 - 1.50           8.48 - 9.76
                               2009      3.14         0.25 - 1.50         18.71 - 20.32

  MSF MetLife Conservative to  2013      2.53         0.25 - 1.50          9.27 - 10.65
     Moderate Allocation       2012      3.16         0.25 - 1.50          9.79 - 11.18
     Subaccount                2011      2.17         0.25 - 1.50         (0.54) - 0.76
                               2010      3.36         0.25 - 1.50          9.92 - 11.26
                               2009      3.17         0.25 - 1.50         21.77 - 23.38

  MSF MetLife Moderate         2013      1.94         0.25 - 1.50         16.23 - 17.69
     Allocation Subaccount     2012      2.42         0.25 - 1.50         11.55 - 12.96
                               2011      1.53         0.25 - 1.50       (2.84) - (1.61)
                               2010      2.54         0.15 - 1.50         11.49 - 13.04
                               2009      2.92         0.15 - 1.50         24.70 - 26.36

  MSF MetLife Moderate to      2013      1.42         0.25 - 1.50         22.46 - 24.00
     Aggressive Allocation     2012      2.00         0.25 - 1.50         13.66 - 15.10
     Subaccount                2011      1.48         0.25 - 1.50       (5.23) - (3.98)
                               2010      2.08         0.25 - 1.50         12.95 - 14.44
                               2009      2.50         0.25 - 1.50         27.17 - 28.81

  MSF MetLife Stock Index      2013      1.91         0.25 - 1.50         30.05 - 31.69
     Subaccount                2012      2.01         0.25 - 1.50         13.93 - 15.47
                               2011      1.80         0.25 - 1.50           0.29 - 1.54
                               2010      1.25         0.25 - 1.50         12.78 - 14.56
                               2009      0.72         0.25 - 1.50         24.32 - 28.96

  MSF MFS Total Return         2013      2.44         0.25 - 1.50         16.99 - 18.46
     Subaccount                2012      2.99         0.15 - 1.50          9.70 - 11.19
                               2011      2.80         0.15 - 1.50           0.71 - 2.06
                               2010      2.95         0.15 - 1.50           8.20 - 9.73
                               2009      4.22         0.15 - 1.50         16.62 - 18.14

  MSF MFS Value Subaccount     2013      1.11         0.25 - 1.50         33.71 - 35.39
                               2012      2.13         0.25 - 1.50         14.91 - 16.36
                               2011      1.71         0.25 - 1.50         (0.62) - 0.57
                               2010      1.44         0.25 - 1.50          9.75 - 11.14
                               2009        --         0.25 - 1.50         18.97 - 20.57

  MSF MSCI EAFE Index          2013      3.26         0.85 - 1.50         20.05 - 20.83
     Subaccount                2012      5.46         0.80 - 1.50         16.56 - 17.38
                               2011      2.81         0.80 - 1.50     (13.83) - (13.17)
                               2010      2.85         0.80 - 1.50           6.62 - 7.32
                               2009      4.28         0.80 - 1.50         26.80 - 27.60

  MSF Neuberger Berman         2013        --         0.25 - 1.50         24.97 - 26.02
     Genesis Subaccount
     (Commenced 4/29/2013)

     METLIFE OF CT SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
            OF METLIFE INSURANCE COMPANY OF CONNECTICUT
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                      AS OF DECEMBER 31
                                       ----------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO           NET
                                           UNITS        HIGHEST ($)      ASSETS ($)
                                       ------------  ----------------  --------------
  MSF Russell 2000 Index         2013        36,794       1.96 - 2.15          74,083
     Subaccount                  2012        54,976       1.44 - 1.57          81,375
                                 2011     3,075,335       1.25 - 1.36       3,979,484
                                 2010     7,227,850       1.33 - 1.43       9,883,253
                                 2009     8,445,409       1.06 - 1.13       9,192,539

  MSF T. Rowe Price Large Cap    2013     4,166,585       1.65 - 1.82       7,059,837
     Growth Subaccount           2012     4,747,700       1.21 - 1.32       5,890,270
                                 2011     7,403,611       1.03 - 1.11       7,822,678
                                 2010    10,241,192       1.07 - 1.13      11,085,553
                                 2009    11,486,344       0.93 - 0.97      10,767,502

  MSF T. Rowe Price Small Cap    2013     7,023,332       2.20 - 2.64      16,608,408
     Growth Subaccount           2012     8,539,421       1.53 - 1.84      14,137,581
                                 2011    17,237,266       1.32 - 1.59      24,859,923
                                 2010    23,422,457       1.31 - 1.58      33,720,283
                                 2009    25,568,523       1.04 - 1.17      27,623,015

  MSF Western Asset              2013        19,525       1.63 - 1.81          33,593
     Management Strategic Bond   2012        33,134       1.64 - 1.82          56,740
     Opportunities Subaccount    2011       956,106       1.50 - 1.64       1,503,865
     (Commenced 5/2/2011)

  MSF Western Asset              2013     5,049,032       1.22 - 1.36       6,325,701
     Management U.S. Government  2012     7,311,254       1.25 - 1.38       9,379,245
     Subaccount                  2011    12,470,053       1.22 - 1.33      15,690,167
                                 2010    20,275,337       1.17 - 1.27      24,440,810
                                 2009    22,260,823       1.12 - 1.20      25,592,881

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                          INCOME          LOWEST TO         LOWEST TO
                                         RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -------------  ----------------  ----------------
  MSF Russell 2000 Index         2013      1.65         0.80 - 1.50        36.49 - 37.45
     Subaccount                  2012      2.08         0.80 - 1.50        14.61 - 15.42
                                 2011      1.18         0.80 - 1.50      (5.51) - (4.84)
                                 2010      1.11         0.80 - 1.50        24.98 - 25.88
                                 2009      2.05         0.80 - 1.50        24.24 - 24.94

  MSF T. Rowe Price Large Cap    2013      0.07         0.25 - 1.50        36.70 - 38.42
     Growth Subaccount           2012        --         0.25 - 1.50        16.90 - 18.38
                                 2011        --         0.25 - 1.50      (2.82) - (1.59)
                                 2010      0.07         0.25 - 1.50        15.01 - 16.51
                                 2009      0.33         0.25 - 1.50        40.94 - 42.71

  MSF T. Rowe Price Small Cap    2013      0.13         0.25 - 1.50        42.03 - 43.81
     Growth Subaccount           2012        --         0.25 - 1.50        14.17 - 15.62
                                 2011        --         0.25 - 1.50        (0.07) - 1.15
                                 2010        --         0.25 - 1.50        32.76 - 34.40
                                 2009      0.06         0.35 - 1.50        36.58 - 38.12

  MSF Western Asset              2013      5.17         0.85 - 1.50      (0.67) - (0.03)
     Management Strategic Bond   2012      5.36         0.80 - 1.50         9.63 - 10.40
     Opportunities Subaccount    2011        --         0.85 - 1.50          1.42 - 1.87
     (Commenced 5/2/2011)

  MSF Western Asset              2013      2.29         0.20 - 1.35      (2.07) - (0.94)
     Management U.S. Government  2012      2.27         0.20 - 1.35          1.98 - 3.16
     Subaccount                  2011      1.60         0.20 - 1.35          4.09 - 5.29
                                 2010      2.67         0.20 - 1.35          4.45 - 5.58
                                 2009      4.73         0.20 - 1.35          2.93 - 4.08

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests.

 2 These amounts represent annualized contract expenses of the applicable
   Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

This page is intentionally left blank.

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                    Page
                                                                                                    ----
Report of Independent Registered Public Accounting Firm............................................   2
Financial Statements at December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012
  and 2011:
 Consolidated Balance Sheets.......................................................................   3
 Consolidated Statements of Operations.............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)............................................   5
 Consolidated Statements of Stockholders' Equity...................................................   6
 Consolidated Statements of Cash Flows.............................................................   7
 Notes to the Consolidated Financial Statements....................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies......   9
     Note 2 -- Segment Information.................................................................  29
     Note 3 -- Dispositions........................................................................  35
     Note 4 -- Insurance...........................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-
       Related Intangibles.........................................................................  42
     Note 6 -- Reinsurance.........................................................................  46
     Note 7 -- Investments.........................................................................  53
     Note 8 -- Derivatives.........................................................................  76
     Note 9 -- Fair Value..........................................................................  88
     Note 10 -- Goodwill........................................................................... 114
     Note 11 -- Debt............................................................................... 116
     Note 12 -- Equity............................................................................. 117
     Note 13 -- Other Expenses..................................................................... 122
     Note 14 -- Income Tax......................................................................... 123
     Note 15 -- Contingencies, Commitments and Guarantees.......................................... 126
     Note 16 -- Related Party Transactions......................................................... 130
     Note 17 -- Subsequent Event................................................................... 130
Financial Statement Schedules at December 31, 2013 and 2012 and for the Years Ended December 31,
  2013, 2012 and 2011:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties.... 131
 Schedule II -- Condensed Financial Information (Parent Company Only).............................. 132
 Schedule III -- Consolidated Supplementary Insurance Information.................................. 136
 Schedule IV -- Consolidated Reinsurance........................................................... 138

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut and subsidiaries (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 28, 2014

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                            2013        2012
                                                                                         ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $43,477 and $46,005, respectively)................................................... $    45,252 $    50,968
 Equity securities available-for-sale, at estimated fair value (cost: $397 and $311,
   respectively)........................................................................         418         317
 Mortgage loans (net of valuation allowances of $34 and $35, respectively; includes
   $1,598 and $2,666, respectively, at estimated fair value, relating to variable
   interest entities)...................................................................       7,718       9,157
 Policy loans...........................................................................       1,219       1,216
 Real estate and real estate joint ventures.............................................         754         708
 Other limited partnership interests....................................................       2,130       1,848
 Short-term investments, principally at estimated fair value............................       2,107       2,576
 Other invested assets, principally at estimated fair value.............................       2,555       2,970
                                                                                         ----------- -----------
   Total investments....................................................................      62,153      69,760
Cash and cash equivalents, principally at estimated fair value..........................         746         895
Accrued investment income (includes $9 and $13, respectively, relating to variable
  interest entities)....................................................................         542         575
Premiums, reinsurance and other receivables.............................................      20,609      21,927
Deferred policy acquisition costs and value of business acquired........................       4,730       3,746
Current income tax recoverable..........................................................         192         135
Goodwill................................................................................         493         559
Other assets............................................................................         794         826
Separate account assets.................................................................      97,780      86,114
                                                                                         ----------- -----------
   Total assets......................................................................... $   188,039 $   184,537
                                                                                         =========== ===========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits.................................................................. $    27,991 $    27,583
Policyholder account balances...........................................................      33,453      36,976
Other policy-related balances...........................................................       3,164       3,138
Payables for collateral under securities loaned and other transactions..................       6,451       8,399
Long-term debt (includes $1,461 and $2,559, respectively, at estimated fair value,
  relating to variable interest entities)...............................................       2,251       3,350
Deferred income tax liability...........................................................       1,385       1,870
Other liabilities (includes $7 and $13, respectively, relating to variable interest
  entities).............................................................................       6,776       6,547
Separate account liabilities............................................................      97,780      86,114
                                                                                         ----------- -----------
   Total liabilities....................................................................     179,251     173,977
                                                                                         ----------- -----------
Contingencies, Commitments and Guarantees (Note 15)
Stockholders' Equity
Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317
  shares issued and outstanding at December 31, 2013 and 2012...........................          86          86
Additional paid-in capital..............................................................       6,737       6,718
Retained earnings.......................................................................       1,076       1,356
Accumulated other comprehensive income (loss)...........................................         889       2,400
                                                                                         ----------- -----------
   Total stockholders' equity...........................................................       8,788      10,560
                                                                                         ----------- -----------
   Total liabilities and stockholders' equity........................................... $   188,039 $   184,537
                                                                                         =========== ===========

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013      2012      2011
                                                                      --------- --------- ---------
Revenues
Premiums............................................................. $     606 $   1,261 $   1,828
Universal life and investment-type product policy fees...............     2,336     2,261     1,956
Net investment income................................................     2,852     2,952     3,074
Other revenues.......................................................       592       511       508
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......       (9)      (52)      (42)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................      (11)         3       (5)
 Other net investment gains (losses).................................       102       201        82
                                                                      --------- --------- ---------
   Total net investment gains (losses)...............................        82       152        35
 Net derivative gains (losses).......................................   (1,052)     1,003     1,096
                                                                      --------- --------- ---------
     Total revenues..................................................     5,416     8,140     8,497
                                                                      --------- --------- ---------
Expenses
Policyholder benefits and claims.....................................     1,707     2,389     2,660
Interest credited to policyholder account balances...................     1,037     1,147     1,189
Goodwill impairment..................................................        66       394        --
Other expenses.......................................................     1,659     2,720     2,981
                                                                      --------- --------- ---------
     Total expenses..................................................     4,469     6,650     6,830
                                                                      --------- --------- ---------
Income (loss) from continuing operations before provision for income
  tax................................................................       947     1,490     1,667
Provision for income tax expense (benefit)...........................       227       372       493
                                                                      --------- --------- ---------
Income (loss) from continuing operations, net of income tax..........       720     1,118     1,174
Income (loss) from discontinued operations, net of income tax........        --         8        --
                                                                      --------- --------- ---------
Net income (loss).................................................... $     720 $   1,126 $   1,174
                                                                      ========= ========= =========

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                         2013       2012      2011
                                                                      ----------- --------- ---------
Net income (loss).................................................... $       720 $   1,126 $   1,174
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     (2,094)       850     2,074
 Unrealized gains (losses) on derivatives............................       (204)         4       347
 Foreign currency translation adjustments............................          28        88      (16)
                                                                      ----------- --------- ---------
Other comprehensive income (loss), before income tax.................     (2,270)       942     2,405
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................         759     (313)     (851)
                                                                      ----------- --------- ---------
Other comprehensive income (loss), net of income tax.................     (1,511)       629     1,554
                                                                      ----------- --------- ---------
Comprehensive income (loss).......................................... $     (791) $   1,755 $   2,728
                                                                      =========== ========= =========

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholders' Equity
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                           Accumulated Other Comprehensive Income (Loss)
                                                           ---------------------------------------------
                                                                Net                          Foreign
                                    Additional               Unrealized      Other-Than-    Currency         Total
                             Common  Paid-in    Retained     Investment       Temporary    Translation   Stockholders'
                             Stock   Capital    Earnings   Gains (Losses)    Impairments   Adjustments      Equity
                             ------ ---------- ----------- --------------    -----------   -----------   -------------
Balance at December 31,
  2010 (1).................. $   86 $   6,719  $       424  $       393      $     (51)     $   (125)     $     7,446
Dividend paid to MetLife....                         (517)                                                      (517)
Capital contribution........                1                                                                       1
Return of capital (Note 12).             (47)                                                                    (47)
Net income (loss)...........                         1,174                                                      1,174
Other comprehensive income
  (loss), net of income tax.                                      1,591            (23)          (14)           1,554
                             ------ ---------  -----------  -----------      ----------     ---------     -----------
Balance at December 31, 2011     86     6,673        1,081        1,984            (74)         (139)           9,611
Dividend of subsidiary
  (Note 3)..................                         (347)                                                      (347)
Dividend paid to MetLife....                         (504)                                                      (504)
Capital contribution........               45                                                                      45
Net income (loss)...........                         1,126                                                      1,126
Other comprehensive income
  (loss), net of income
  tax (2)...................                                        503              36            90             629
                             ------ ---------  -----------  -----------      ----------     ---------     -----------
Balance at December 31, 2012     86     6,718        1,356        2,487            (38)          (49)          10,560
Dividend paid to MetLife....                       (1,000)                                                    (1,000)
Capital contribution........               19                                                                      19
Net income (loss)...........                           720                                                        720
Other comprehensive income
  (loss), net of income tax.                                    (1,549)              12            26         (1,511)
                             ------ ---------  -----------  -----------      ----------     ---------     -----------
Balance at December 31, 2013 $   86 $   6,737  $     1,076  $       938      $     (26)     $    (23)     $     8,788
                             ====== =========  ===========  ===========      ==========     =========     ===========

--------
(1)Includes amounts related to prior period adjustments to Retained Earnings of ($33) million. See Note 1.
(2)Includes amounts related to dividend of subsidiary. See Notes 3 and 12.

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                           2013        2012        2011
                                                                                        ----------- ----------- -----------
Cash flows from operating activities
Net income (loss)...................................................................... $       720 $     1,126 $     1,174
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................          33          31          37
  Amortization of premiums and accretion of discounts associated with investments, net.       (167)       (168)       (152)
  (Gains) losses on investments and derivatives and from sales of businesses, net......       1,108     (1,043)     (1,160)
  (Income) loss from equity method investments, net of dividends or distributions......        (78)        (42)        (23)
  Interest credited to policyholder account balances...................................       1,037       1,147       1,189
  Universal life and investment-type product policy fees...............................     (2,336)     (2,261)     (1,956)
  Goodwill impairment..................................................................          66         394          --
  Change in fair value option securities...............................................          --       (602)     (1,483)
  Change in accrued investment income..................................................          77          66          51
  Change in premiums, reinsurance and other receivables................................     (1,355)     (1,197)     (1,202)
  Change in deferred policy acquisition costs and value of business acquired, net......       (553)         182       (207)
  Change in income tax.................................................................         213         630         537
  Change in other assets...............................................................       1,836       1,499       1,386
  Change in insurance-related liabilities and policy-related balances..................       1,144       1,863       1,958
  Change in other liabilities..........................................................         847         804         406
  Other, net...........................................................................         141          53          67
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) operating activities....................................       2,733       2,482         622
                                                                                        ----------- ----------- -----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities...........................................................      18,718      14,394      17,348
   Equity securities...................................................................          67          50         168
   Mortgage loans......................................................................       2,292       1,447         993
   Real estate and real estate joint ventures..........................................         104          72          26
   Other limited partnership interests.................................................         153         223         256
  Purchases of:
   Fixed maturity securities...........................................................    (15,841)    (15,706)    (17,127)
   Equity securities...................................................................       (133)        (58)        (27)
   Mortgage loans......................................................................       (882)       (807)     (1,357)
   Real estate and real estate joint ventures..........................................       (201)       (225)        (72)
   Other limited partnership interests.................................................       (363)       (341)       (378)
  Cash received in connection with freestanding derivatives............................         111         414         397
  Cash paid in connection with freestanding derivatives................................       (720)       (335)       (478)
  Dividend of subsidiary...............................................................          --        (53)          --
  Issuances of loans to affiliates.....................................................       (500)          --       (430)
  Net change in policy loans...........................................................         (3)        (13)        (13)
  Net change in short-term investments.................................................         471       (155)     (1,347)
  Net change in other invested assets..................................................        (47)        (54)        (12)
  Other, net...........................................................................           3          --           1
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) investing activities.................................... $     3,229 $   (1,147) $   (2,052)
                                                                                        ----------- ----------- -----------

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                              2013        2012        2011
                                                                                           ----------- ----------- -----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................... $    13,770 $    14,785 $    20,496
   Withdrawals............................................................................    (15,899)    (15,493)    (19,404)
  Net change in payables for collateral under securities loaned and other transactions....     (1,948)         320        (24)
  Long-term debt repaid...................................................................     (1,009)       (482)       (385)
  Financing element on certain derivative instruments.....................................        (29)         180         129
  Return of capital.......................................................................          --          --        (47)
  Dividends on common stock...............................................................     (1,000)       (504)       (517)
                                                                                           ----------- ----------- -----------
Net cash provided by (used in) financing activities.......................................     (6,115)     (1,194)         248
                                                                                           ----------- ----------- -----------
Effect of change in foreign currency exchange rates on cash and cash equivalents balances.           4           9         (1)
                                                                                           ----------- ----------- -----------
Change in cash and cash equivalents.......................................................       (149)         150     (1,183)
Cash and cash equivalents, beginning of year..............................................         895         745       1,928
                                                                                           ----------- ----------- -----------
Cash and cash equivalents, end of year.................................................... $       746 $       895 $       745
                                                                                           =========== =========== ===========
Supplemental disclosures of cash flow information
  Net cash paid (received) for:
   Interest............................................................................... $       194 $       232 $       406
                                                                                           =========== =========== ===========
   Income tax............................................................................. $       (1) $     (226) $      (47)
                                                                                           =========== =========== ===========
  Non-cash transactions:
  Disposal of subsidiary: (1)
   Assets disposed........................................................................ $        -- $     4,857 $        --
   Liabilities disposed...................................................................          --     (4,567)          --
                                                                                           ----------- ----------- -----------
   Net assets disposed....................................................................          --         290          --
   Cash disposed..........................................................................          --        (53)          --
   Dividend of interests in subsidiary....................................................          --       (237)          --
                                                                                           ----------- ----------- -----------
   (Gain) loss on dividend of interests in subsidiary..................................... $        -- $        -- $        --
                                                                                           =========== =========== ===========
  Capital contribution from MetLife, Inc.................................................. $        19 $        45 $        --
                                                                                           =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt............. $        -- $        50 $         5
                                                                                           =========== =========== ===========

--------

(1)See Note 3.

       See accompanying notes to the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut, a Connecticut corporation incorporated in 1863, and its subsidiaries, including MetLife Investors USA Insurance Company ("MLI-USA"). MetLife Insurance Company of Connecticut is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

  The Company is organized into two segments: Retail and Corporate Benefit Funding.

  In the second quarter of 2013, MetLife announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MetLife Insurance Company of Connecticut, MLI-USA and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MetLife Insurance Company of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services ("Department of Financial Services") approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with Metropolitan Life Insurance Company ("MLIC"), an affiliate, all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, MetLife Insurance Company of Connecticut recorded a reinsurance recoverable, included in premiums, reinsurance and other receivables, of $545 million and a funds withheld liability, included in other liabilities, of $97 million, and transferred cash and investments of $448 million to MLIC. On December 31, 2013, MetLife Insurance Company of Connecticut deposited investments with an estimated fair market value of $6.3 billion into a custodial account, which became restricted to secure MetLife Insurance Company of Connecticut's remaining New York policyholder liabilities not covered by such reinsurance on January 1, 2014. In anticipation of establishing the custodial account with qualifying investments, MetLife Insurance Company of Connecticut transferred investments with an estimated fair value of $739 million and cash of $12 million to MLIC and received from MLIC qualifying investments with an estimated fair value of $751 million in the fourth quarter of 2013. See Note 7. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Consolidation

   The accompanying consolidated financial statements include the accounts of MetLife Insurance Company of Connecticut and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account. Unit-linked separate account investments that are directed by contractholders but do not meet one or more of the other above criteria are included in fair value option ("FVO") securities. See Note 3.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Adjustments to Prior Periods

    During the fourth quarter of 2013, the Company determined to adjust certain prior period results to correct the following:

    . Certain prior years' acquisition costs related to variable annuity sales were incorrectly allocated to an affiliate. Such costs, net of deferred policy acquisition costs ("DAC"), were $57 million, $66 million, and $52 million for 2012, 2011 and 2010, respectively.

    . A DAC recoverability write-off of $111 million associated with term life and universal life secondary guarantees business sold in 2012 was not recorded as of December 31, 2012.

    . The fair value of a bifurcated embedded derivative associated with a reinsurance agreement was overstated by $23 million for 2011.

    . Policyholder benefits and claims and other expenses were overstated in 2012 by $6 million and $23 million, respectively, due to an adjustment in the modeling of dynamic lapses in certain variable annuity products.

    .  Tax valuation allowances were understated by $22 million for 2012.

    . A non-cash transaction relating to a pension closeout sale was incorrectly recorded as an increase of $312 million in net cash provided by operating activities with an offsetting impact on net cash used in investing activities for 2011.

    Management evaluated the materiality of these adjustments quantitatively and qualitatively and concluded that they were not material to any prior periods' annual or quarterly financial statements, however, unadjusted amounts as of December 31, 2012 would have had a significant effect on the results of operations for 2013 if they were recorded in 2013. Accordingly, the Company has revised its previously reported financial statements for prior annual periods for the items listed above, including the related tax impacts, as detailed below. The effects of the adjustments were immaterial to quarterly financial information reported in each of the interim condensed consolidated financial statements in 2012 and 2013, since the most significant adjustments occurred in the fourth quarter of 2012. As a result, such previously reported quarterly financial information has not been adjusted, and we do not plan to amend prior quarterly filings.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The impact of the adjustments is shown in the tables below:

                                                                      December 31, 2012
                                                                     -------------------
                                                                         As
                                                                     Previously    As
Consolidated Balance Sheets                                           Reported  Adjusted
-------------------------------------------------------------------- ---------- --------
                                                                        (In millions)
Assets
   Premiums, reinsurance and other receivables......................  $ 22,143  $ 21,927
   Deferred policy acquisition costs and value of business acquired.  $  3,793  $  3,746
   Other assets.....................................................  $    822  $    826
   Total assets.....................................................  $184,796  $184,537
Liabilities
   Future policy benefits...........................................  $ 27,585  $ 27,583
   Deferred income tax liability....................................  $  1,938  $  1,870
   Total liabilities................................................  $174,047  $173,977
Stockholders' Equity
   Retained earnings................................................  $  1,545  $  1,356
   Total stockholders' equity.......................................  $ 10,749  $ 10,560
   Total liabilities and stockholders' equity.......................  $184,796  $184,537

                                                                                   December 31,
                                                                      ---------------------------------------
                                                                             2012                2011
                                                                      ------------------- -------------------
                                                                          As                  As
                                                                      Previously    As    Previously    As
Consolidated Statements of Operations                                  Reported  Adjusted  Reported  Adjusted
--------------------------------------------------------------------- ---------- -------- ---------- --------
                                                                                   (In millions)
Revenues
   Net derivative gains (losses).....................................   $  980    $1,003    $1,119    $1,096
   Total revenues....................................................   $8,117    $8,140    $8,520    $8,497
Expenses
   Policyholder benefits and claims..................................   $2,395    $2,389    $2,660       N/A
   Other expenses....................................................   $2,575    $2,720    $2,915    $2,981
   Total expenses....................................................   $6,511    $6,650    $6,764    $6,830
Income (loss) from continuing operations before provision for income
  tax................................................................   $1,606    $1,490    $1,756    $1,667
Provision for income tax expense (benefit)...........................   $  391    $  372    $  523    $  493
Income (loss) from continuing operations, net of income tax..........   $1,215    $1,118    $1,233    $1,174
Net income (loss)....................................................   $1,223    $1,126    $1,233    $1,174

                                                                     December 31,
                                                        ---------------------------------------
                                                               2012                2011
                                                        ------------------- -------------------
                                                            As                  As
                                                        Previously    As    Previously    As
Consolidated Statements of Comprehensive Income (Loss)   Reported  Adjusted  Reported  Adjusted
------------------------------------------------------  ---------- -------- ---------- --------
                                                                     (In millions)
             Net income (loss).........................   $1,223    $1,126    $1,233    $1,174
             Comprehensive income (loss)...............   $1,852    $1,755    $2,787    $2,728

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                           As
                                                       Previously    As
      Consolidated Statements of Stockholders' Equity   Reported  Adjusted
      -----------------------------------------------  ---------- --------
                                                          (In millions)
             Retained Earnings
               Balance at December 31, 2010...........  $   457   $   424
                Net income (loss).....................  $ 1,233   $ 1,174
               Balance at December 31, 2011...........  $ 1,173   $ 1,081
                Net income (loss).....................  $ 1,223   $ 1,126
               Balance at December 31, 2012...........  $ 1,545   $ 1,356
             Total Stockholders' Equity
               Balance at December 31, 2010...........  $ 7,479   $ 7,446
               Balance at December 31, 2011...........  $ 9,703   $ 9,611
               Balance at December 31, 2012...........  $10,749   $10,560

                                                                                   December 31,
-                                                                    ---------------------------------------
                                                                            2012                 2011
                                                                     ------------------  -------------------
                                                                         As                  As
                                                                     Previously    As    Previously    As
Consolidated Statements of Cash Flows                                 Reported  Adjusted  Reported  Adjusted
-------------------------------------------------------------------  ---------- -------- ---------- --------
                                                                                  (In millions)
Cash flows from operating activities
   Net income (loss)................................................  $ 1,223   $ 1,126   $  1,233  $  1,174
   (Gains) losses on investments and derivatives and from sales of businesses, net................................................  $(1,020)  $(1,043)  $ (1,183) $ (1,160)
   Change in premiums, reinsurance and other receivables............  $(1,229)  $(1,197)  $ (1,288) $ (1,202)
   Change in deferred policy acquisition costs and value of
     business acquired, net.........................................  $    69   $   182   $   (187) $   (207)
   Change in income tax.............................................  $   649   $   630   $    567  $    537
   Change in other assets...........................................  $ 1,503   $ 1,499        N/A       N/A
   Change in insurance-related liabilities and policy-related
     balances.......................................................  $ 1,865   $ 1,863   $  2,307  $  1,958
   Other, net.......................................................      N/A       N/A   $     30  $     67
   Net cash provided by (used in) operating activities..............      N/A       N/A   $    934  $    622
Cash flows from investing activities
   Purchases of fixed maturity securities...........................      N/A       N/A   $(17,439) $(17,127)
   Net cash provided by (used in) investing activities..............      N/A       N/A   $ (2,364) $ (2,052)

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                            4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles   5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                          6
--------------------------------------------------------------------------------------------------------
Investments                                                                                          7
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                          8
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                           9
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                             10
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                           14
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                             15

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance and policyholder dividends due and unpaid.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care ("LTC") claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed;
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed; and
    . in limited circumstances, the costs of direct-response advertising, the primary purpose of which is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in probable future benefits.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts (primarily term
    insurance)
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 7 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans are commercial mortgage loans held by consolidated securitization entities ("CSEs") for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment gains (losses) for commercial mortgage loans held by CSEs.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Tax credit and renewable energy partnerships derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Leveraged leases are recorded net of non-recourse debt. Income on leveraged leases is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Investments in joint ventures that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 -----------------------------------------------------------------------------
 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
 -----------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

  Pension, postretirement and postemployment benefits are provided to associates under plans sponsored and administered by MLIC, an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Income Tax

   MetLife Insurance Company of Connecticut and all of its includable subsidiaries join with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to MetLife Insurance Company of Connecticut and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay MetLife each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If MetLife Insurance Company of Connecticut or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MetLife Insurance Company of Connecticut and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MetLife Insurance Company of Connecticut or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The net book value of the property, equipment and leasehold improvements was insignificant at both December 31, 2013 and 2012.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $200 million and $185 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $97 million and $92 million at December 31, 2013 and 2012, respectively. Related amortization expense was $5 million, $10 million and $17 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 12.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 8.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 9.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters -- Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2. Segment Information

  The Company is organized into two segments: Retail and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and a variety of annuities primarily to individuals, and is organized into two businesses:
Annuities and Life & Other. Annuities includes a variety of variable, fixed and indexed annuities which provide for both asset accumulation and asset distribution needs. Life & Other insurance products and services include variable life, universal life, term life and whole life products, as well as individual disability income products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, various start-up businesses, including direct and digital marketing products, run-off businesses, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses). Operating expenses excludes goodwill impairments.

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and
       (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    . Policyholder benefits and claims excludes: (i) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (ii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iii) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to: (i) implementation of new insurance regulatory requirements, and (ii) acquisition and integration costs.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2013, 2012 and 2011 and at December 31, 2013 and 2012. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

   MetLife's economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                  Operating Earnings
                                                         -------------------------------------
                                                                  Corporate
                                                                   Benefit  Corporate                         Total
Year Ended December 31, 2013                              Retail   Funding   & Other   Total   Adjustments Consolidated
-------------------------------------------------------- -------- --------- --------- -------- ----------- ------------
                                                                                 (In millions)
Revenues
Premiums................................................ $    387  $   184   $    35  $    606 $       --   $      606
Universal life and investment-type product policy fees..    2,155       35        --     2,190        146        2,336
Net investment income...................................    1,614    1,162       112     2,888       (36)        2,852
Other revenues..........................................      587        5        --       592         --          592
Net investment gains (losses)...........................       --       --        --        --         82           82
Net derivative gains (losses)...........................       --       --        --        --    (1,052)      (1,052)
                                                         --------  -------   -------  -------- ----------   ----------
  Total revenues........................................    4,743    1,386       147     6,276      (860)        5,416
                                                         --------  -------   -------  -------- ----------   ----------
Expenses
Policyholder benefits and claims........................      737      749        14     1,500        207        1,707
Interest credited to policyholder account balances......      906      136        --     1,042        (5)        1,037
Goodwill impairment.....................................       --       --        --        --         66           66
Capitalization of DAC...................................    (475)      (2)      (27)     (504)         --        (504)
Amortization of DAC and VOBA............................      552        5         1       558      (508)           50
Interest expense on debt................................       --       --        68        68        122          190
Other expenses..........................................    1,816       36        71     1,923         --        1,923
                                                         --------  -------   -------  -------- ----------   ----------
  Total expenses........................................    3,536      924       127     4,587      (118)        4,469
                                                         --------  -------   -------  -------- ----------   ----------
Provision for income tax expense (benefit)..............      395      162      (86)       471      (244)          227
                                                         --------  -------   -------  -------- ----------   ----------
Operating earnings...................................... $    812  $   300   $   106     1,218
                                                         ========  =======   =======
Adjustments to:.........................................
  Total revenues........................................                                 (860)
  Total expenses........................................                                   118
  Provision for income tax (expense) benefit............                                   244
                                                                                      --------
Income (loss) from continuing operations, net of income
 tax....................................................                              $    720              $      720
                                                                                      ========              ==========

                                            Corporate
                                             Benefit  Corporate &
   At December 31, 2013            Retail    Funding     Other      Total
   ----------------------------- ---------- --------- ----------- ----------
                                                (In millions)
   Total assets................. $  146,515 $  30,822  $  10,702  $  188,039
   Separate account assets...... $   95,692 $   2,088  $      --  $   97,780
   Separate account liabilities. $   95,692 $   2,088  $      --  $   97,780

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                   Operating Earnings
                                                         ---------------------------------------
                                                                  Corporate
                                                                   Benefit  Corporate &                         Total
Year Ended December 31, 2012                              Retail   Funding     Other     Total   Adjustments Consolidated
-------------------------------------------------------- -------- --------- ----------- -------- ----------- ------------
                                                                                  (In millions)
Revenues
Premiums................................................ $    498 $    629   $    134   $  1,261 $       --  $     1,261
Universal life and investment-type product policy fees..    2,081       29         14      2,124        137        2,261
Net investment income...................................    1,525    1,167        185      2,877         75        2,952
Other revenues..........................................      505        6         --        511         --          511
Net investment gains (losses)...........................       --       --         --         --        152          152
Net derivative gains (losses)...........................       --       --         --         --      1,003        1,003
                                                         -------- --------   --------   -------- ----------  -----------
  Total revenues........................................    4,609    1,831        333      6,773      1,367        8,140
                                                         -------- --------   --------   -------- ----------  -----------
Expenses
Policyholder benefits and claims........................      738    1,161        128      2,027        362        2,389
Interest credited to policyholder account balances......      943      162         --      1,105         42        1,147
Goodwill impairment.....................................       --       --         --         --        394          394
Capitalization of DAC...................................    (848)      (5)       (33)      (886)         --        (886)
Amortization of DAC and VOBA............................      666       10          2        678        357        1,035
Interest expense on debt................................       --       --         68         68        163          231
Other expenses..........................................    2,229       39         66      2,334          6        2,340
                                                         -------- --------   --------   -------- ----------  -----------
  Total expenses........................................    3,728    1,367        231      5,326      1,324        6,650
                                                         -------- --------   --------   -------- ----------  -----------
Provision for income tax expense (benefit)..............      332      162       (30)        464       (92)          372
                                                         -------- --------   --------   --------             -----------
Operating earnings...................................... $    549 $    302   $    132        983
                                                         ======== ========   ========
Adjustments to:
  Total revenues........................................                                   1,367
  Total expenses........................................                                 (1,324)
  Provision for income tax (expense) benefit............                                      92
                                                                                        --------
Income (loss) from continuing operations, net of income
 tax....................................................                                $  1,118             $     1,118
                                                                                        ========             ===========

                                             Corporate
                                              Benefit  Corporate
    At December 31, 2012            Retail    Funding   & Other    Total
    ----------------------------- ---------- --------- --------- ----------
                                                (In millions)

    Total assets................. $  136,074  $33,140  $  15,323 $  184,537
    Separate account assets...... $   84,106  $ 2,008  $      -- $   86,114
    Separate account liabilities. $   84,106  $ 2,008  $      -- $   86,114

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                                    Operating Earnings
                                                         -----------------------------------------
                                                                    Corporate
                                                                     Benefit  Corporate                           Total
Year Ended December 31, 2011                               Retail    Funding   & Other    Total    Adjustments Consolidated
-------------------------------------------------------- ---------- --------- --------- ---------- ----------- ------------
                                                                                   (In millions)
Revenues
Premiums................................................ $      710  $  1,071  $     47 $    1,828 $        --  $     1,828
Universal life and investment-type product policy fees..      1,764        34        36      1,834         122        1,956
Net investment income...................................      1,423     1,175       181      2,779         295        3,074
Other revenues..........................................        502         5         1        508          --          508
Net investment gains (losses)...........................         --        --        --         --          35           35
Net derivative gains (losses)...........................         --        --        --         --       1,096        1,096
                                                         ----------  --------  -------- ---------- -----------  -----------
  Total revenues........................................      4,399     2,285       265      6,949       1,548        8,497
                                                         ----------  --------  -------- ---------- -----------  -----------
Expenses
Policyholder benefits and claims........................        896     1,598        46      2,540         120        2,660
Interest credited to policyholder account balances......        988       180        --      1,168          21        1,189
Goodwill impairment.....................................         --        --        --         --          --           --
Capitalization of DAC...................................    (1,301)       (7)      (57)    (1,365)          --      (1,365)
Amortization of DAC and VOBA............................        791         4         6        801         358        1,159
Interest expense on debt................................         --        --        67         67         322          389
Other expenses..........................................      2,568        42       163      2,773          25        2,798
                                                         ----------  --------  -------- ---------- -----------  -----------
  Total expenses........................................      3,942     1,817       225      5,984         846        6,830
                                                         ----------  --------  -------- ---------- -----------  -----------
Provision for income tax expense (benefit)..............        161       164      (70)        255         238          493
                                                         ----------  --------  -------- ----------              -----------
Operating earnings...................................... $      296  $    304  $    110        710
                                                         ==========  ========  ========
Adjustments to:
  Total revenues........................................                                     1,548
  Total expenses........................................                                     (846)
  Provision for income tax (expense) benefit............                                     (238)
                                                                                        ----------
Income (loss) from continuing operations, net of income
 tax....................................................                                $    1,174              $     1,174
                                                                                        ==========              ===========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                          --------------------------
                                            2013     2012     2011
                                          -------- -------- --------
                                                (In millions)
           Life insurance (1)............ $  3,528 $  4,026 $  4,285
           Accident and health insurance.        6        7        7
                                          -------- -------- --------
            Total........................ $  3,534 $  4,033 $  4,292
                                          ======== ======== ========

--------

(1) Includes annuities and corporate benefit funding products.

  Revenues derived from any customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2013, 2012 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  The following table presents total premiums, universal life and investment-type product policy fees and other revenues associated with the Company's U.S. and foreign operations:

                                    Years Ended December 31,
                                   --------------------------
                                     2013     2012     2011
                                   -------- -------- --------
                                         (In millions)
                  U.S............. $  3,442 $  3,329 $  3,222
                  Foreign:
                   United Kingdom.       92      556      986
                   Other (1)......       --      148       84
                                   -------- -------- --------
                     Total........ $  3,534 $  4,033 $  4,292
                                   ======== ======== ========

--------

(1)See Note 3 for information on the disposition of a subsidiary.

3. Dispositions

Disposition

  In June 2012, the Company distributed all of the issued and outstanding shares of common stock of its wholly-owned subsidiary, MetLife Europe Limited ("MetLife Europe") to its stockholders as an in-kind dividend. The net book value of MetLife Europe at the time of the dividend was $290 million which was recorded as a dividend of retained earnings of $347 million and an increase to OCI of $57 million, net of income tax. As of the date of dividend, the Company no longer consolidates the assets, liabilities and operations of MetLife Europe. The net income of MetLife Europe was not material to the Company for the periods prior to the dividend. The results of MetLife Europe were reported in Corporate & Other. See Note 2 for a discussion of Corporate & Other.

Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                               Year Ended December 31, 2012
                                                               ----------------------------
                                                                      (In millions)
Total revenues................................................        $                  12
Total expenses................................................                           --
                                                                      ---------------------
Income (loss) before provision for income tax.................                           12
Provision for income tax expense (benefit)....................                            4
                                                                      ---------------------
Income (loss) from discontinued operations, net of income tax.        $                   8
                                                                      =====================

  There was no income (loss) from discontinued operations, net of income tax, for both of the years ended December 31, 2013 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                               December 31,
                                            -------------------
                                              2013      2012
                                            --------- ---------
                                               (In millions)
                 Retail.................... $  35,844 $  37,642
                 Corporate Benefit Funding.    22,222    23,766
                 Corporate & Other.........     6,542     6,289
                                            --------- ---------
                  Total.................... $  64,608 $  67,697
                                            ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest rate
                                       of 4%, and mortality rates guaranteed
                                       in calculating the cash surrender
                                       values described in such contracts).
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 7%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 4% to 8%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 7%.
  ---------------------------------------------------------------------------

  Participating business represented 3% and 2% of the Company's life insurance in-force at December 31, 2013 and 2012, respectively. Participating policies represented 32%, 24% and 10% of gross life insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

Guarantee:                                    Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.
       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    Universal and
                                                    Variable Life
                                  Annuity Contracts   Contracts
                                  ----------------- -------------
                                                      Secondary
                                   GMDBs    GMIBs    Guarantees     Total
                                  -------- -------- ------------- ---------
                                                (In millions)
    Direct
    Balance at January 1, 2011... $     79 $    281     $     896 $   1,256
    Incurred guaranteed benefits.       84      128           140       352
    Paid guaranteed benefits.....     (25)       --            --      (25)
                                  -------- --------     --------- ---------
    Balance at December 31, 2011.      138      409         1,036     1,583
    Incurred guaranteed benefits.      108      402           332       842
    Paid guaranteed benefits.....     (29)       --            --      (29)
                                  -------- --------     --------- ---------
    Balance at December 31, 2012.      217      811         1,368     2,396
    Incurred guaranteed benefits.      155      127           415       697
    Paid guaranteed benefits.....     (17)       --            --      (17)
                                  -------- --------     --------- ---------
    Balance at December 31, 2013. $    355 $    938     $   1,783 $   3,076
                                  ======== ========     ========= =========
    Ceded
    Balance at January 1, 2011... $     76 $     97     $     657 $     830
    Incurred guaranteed benefits.       59       42           110       211
    Paid guaranteed benefits.....     (21)       --            --      (21)
                                  -------- --------     --------- ---------
    Balance at December 31, 2011.      114      139           767     1,020
    Incurred guaranteed benefits.       56      129           267       452
    Paid guaranteed benefits.....     (25)       --            --      (25)
                                  -------- --------     --------- ---------
    Balance at December 31, 2012.      145      268         1,034     1,447
    Incurred guaranteed benefits.       85       31           334       450
    Paid guaranteed benefits.....     (15)       --            --      (15)
                                  -------- --------     --------- ---------
    Balance at December 31, 2013. $    215 $    299     $   1,368 $   1,882
                                  ======== ========     ========= =========
    Net
    Balance at January 1, 2011... $      3 $    184     $     239 $     426
    Incurred guaranteed benefits.       25       86            30       141
    Paid guaranteed benefits.....      (4)       --            --       (4)
                                  -------- --------     --------- ---------
    Balance at December 31, 2011.       24      270           269       563
    Incurred guaranteed benefits.       52      273            65       390
    Paid guaranteed benefits.....      (4)       --            --       (4)
                                  -------- --------     --------- ---------
    Balance at December 31, 2012.       72      543           334       949
    Incurred guaranteed benefits.       70       96            81       247
    Paid guaranteed benefits.....      (2)       --            --       (2)
                                  -------- --------     --------- ---------
    Balance at December 31, 2013. $    140 $    639     $     415 $   1,194
                                  ======== ========     ========= =========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  46,559 $  39,113
                      Balanced........    41,894    37,528
                      Bond............     4,270     4,678
                      Money Market....       789       879
                                       --------- ---------
                       Total.......... $  93,512 $  82,198
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   The amounts in the table below include direct business, but exclude offsets from hedging or reinsurance, if any. See Note 6 for a discussion of certain living and death benefit guarantees which have been reinsured. Therefore, the NARs presented below reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2013                         2012
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $   100,420    $    57,041   $    89,671    $    51,411
Separate account value..................  $    95,637    $    55,805   $    84,106    $    49,778
Net amount at risk......................  $     2,230    $       562   $     3,117    $     2,316
Average attained age of contractholders.     64 years       64 years      63 years       63 years

                                                        December 31,
                                                   -----------------------
                                                      2013        2012
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Universal and Variable Life Contracts (1)
     Account value (general and separate account). $     6,360 $     5,812
     Net amount at risk........................... $    91,264 $    86,468
     Average attained age of policyholders........    58 years    58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2013, 2012 and 2011, the Company issued $10.9 billion, $10.3 billion and $12.5 billion, respectively, and repaid $11.7 billion, $9.6 billion and $13.4 billion, respectively, of such funding agreements. At December 31, 2013 and 2012, liabilities for funding agreements outstanding, which are included in PABs, were $5.3 billion and $6.1 billion, respectively.

  MetLife Insurance Company of Connecticut and MLI-USA, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                       ---------------------
                                          2013       2012
                                       ---------- ----------
                                           (In millions)
                   FHLB of Boston..... $       64 $       67
                   FHLB of Pittsburgh. $       20 $       11

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                    Liability           Collateral
                               ------------------- ---------------------
                                             December 31,
                               -----------------------------------------
                                 2013      2012       2013       2012
                               --------- --------- ---------- ----------
                                             (In millions)
       FHLB of Boston (1)..... $     450 $     450 $  808 (2) $  537 (2)
       Farmer Mac (3)......... $     200 $     200 $      230 $      230
       FHLB of Pittsburgh (1). $     200 $      -- $  602 (2) $  595 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2013     2012     2011
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  1,216 $  1,079 $    978
           Less: Reinsurance recoverables.    1,124      980      878
                                           -------- -------- --------
          Net balance at January 1,.......       92       99      100
                                           -------- -------- --------
          Incurred related to:
           Current year...................        5        5        5
           Prior years (1)................        4      (2)        4
                                           -------- -------- --------
             Total incurred...............        9        3        9
                                           -------- -------- --------
          Paid related to:
           Current year...................       --       --       --
           Prior years....................     (11)     (10)     (10)
                                           -------- -------- --------
             Total paid...................     (11)     (10)     (10)
                                           -------- -------- --------
          Net balance at December 31,.....       90       92       99
           Add: Reinsurance recoverables..    1,235    1,124      980
                                           -------- -------- --------
          Balance at December 31,......... $  1,325 $  1,216 $  1,079
                                           ======== ======== ========

--------

(1)During 2013, 2012 and 2011, claims and claim adjustment expenses associated with prior years changed due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities primarily include pass-through separate accounts totaling $97.6 billion and $85.9 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)


Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (primarily term insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)

cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2013      2012      2011
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  3,079  $  3,215  $  2,718
Capitalizations..................................................      504       886     1,365
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).      484      (331)     (339)
 Other expenses..................................................     (404)     (513)     (477)
                                                                  --------  --------  --------
   Total amortization............................................       80      (844)     (816)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................       80       (19)      (49)
Disposition and other (1), (2)...................................      138      (159)       (3)
                                                                  --------  --------  --------
Balance at December 31,..........................................    3,881     3,079     3,215
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................      667     1,006     1,686
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).        5        --       (29)
 Other expenses..................................................     (135)     (191)     (314)
                                                                  --------  --------  --------
   Total amortization............................................     (130)     (191)     (343)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................      312      (148)     (337)
                                                                  --------  --------  --------
Balance at December 31,..........................................      849       667     1,006
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  4,730  $  3,746  $  4,221
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes $138 million that was reclassified to DAC from premiums, reinsurance and other receivables. The amounts reclassified relate to an affiliated reinsurance agreement accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances ceded on the agreement from inception. These amounts were previously included in the calculated value of the deposit receivable on this agreement and recorded within premiums, reinsurance and other receivables.

(2)See Note 3 for information on the disposition of a subsidiary.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5.Deferred Policy Acquisition Costs, Value of Business Acquired and Other
  Policy-Related Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                               December 31,
                                             -----------------
                                               2013     2012
                                             -------- --------
                                               (In millions)
                  Retail.................... $  4,698 $  3,738
                  Corporate Benefit Funding.        6        8
                  Corporate & Other.........       26       --
                                             -------- --------
                   Total.................... $  4,730 $  3,746
                                             ======== ========

  Information regarding other policy-related intangibles was as follows:

                                          Years Ended December 31,
                                          -----------------------
                                           2013     2012    2011
                                          -------  ------- -------
                                               (In millions)
              Deferred Sales Inducements
              Balance at January 1,...... $   509  $   535 $   537
              Capitalization.............       6       21      79
              Amortization...............    (32)     (47)    (81)
                                          -------  ------- -------
              Balance at December 31,.... $   483  $   509 $   535
                                          =======  ======= =======
              VODA and VOCRA
              Balance at January 1,...... $   175  $   190 $   203
              Amortization...............    (16)     (15)    (13)
                                          -------  ------- -------
              Balance at December 31,.... $   159  $   175 $   190
                                          =======  ======= =======
              Accumulated amortization... $    81  $    65 $    50
                                          =======  ======= =======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA      VODA and VOCRA
                                         -------------- --------------
                                                 (In millions)
          2014.......................... $          176 $          17
          2015.......................... $          141 $          17
          2016.......................... $          114 $          15
          2017.......................... $           94 $          14
          2018.......................... $           78 $          13

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

Retail

  The Company's Retail Annuities business reinsures 100% of the living and death benefit guarantees issued in connection with most of its variable annuities issued since 2006 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2006 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its fixed annuities to an affiliated reinsurer. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 100% of the mortality risk in excess of $100,000 per life for most new policies and reinsures up to 100% of the mortality risk for certain other policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to affiliates. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no additional transactions during the periods presented.

Corporate & Other

  The Company also reinsures, through 100% quota share reinsurance agreements, certain run-off LTC and workers' compensation business written by the Company.

Catastrophe Coverage

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.0 billion and $2.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  At December 31, 2013, the Company had $7.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.7 billion, or 89%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $7.2 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.5 billion, or 90%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2013      2012      2011
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
 Direct premiums............................................... $  1,561  $  2,063  $  2,429
 Reinsurance assumed...........................................       10        11         7
 Reinsurance ceded.............................................     (965)     (813)     (608)
                                                                --------  --------  --------
   Net premiums................................................ $    606  $  1,261  $  1,828
                                                                ========  ========  ========
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $  3,248  $  2,972  $  2,572
 Reinsurance assumed...........................................       84        87        92
 Reinsurance ceded.............................................     (996)     (798)     (708)
                                                                --------  --------  --------
   Net universal life and investment-type product policy fees.. $  2,336  $  2,261  $  1,956
                                                                ========  ========  ========
Other revenues
 Direct other revenues......................................... $    259  $    231  $    209
 Reinsurance assumed...........................................       --        --        --
 Reinsurance ceded.............................................      333       280       299
                                                                --------  --------  --------
   Net other revenues.......................................... $    592  $    511  $    508
                                                                ========  ========  ========
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $  3,732  $  4,139  $  4,277
 Reinsurance assumed...........................................       15        23        20
 Reinsurance ceded.............................................   (2,040)   (1,773)   (1,637)
                                                                --------  --------  --------
   Net policyholder benefits and claims........................ $  1,707  $  2,389  $  2,660
                                                                ========  ========  ========
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $  1,089  $  1,185  $  1,206
 Reinsurance assumed...........................................       73        71        68
 Reinsurance ceded.............................................     (125)     (109)      (85)
                                                                --------  --------  --------
   Net interest credited to policyholder account balances...... $  1,037  $  1,147  $  1,189
                                                                ========  ========  ========
Other expenses
 Direct other expenses......................................... $  1,568  $  2,562  $  2,781
 Reinsurance assumed...........................................       28        33        48
 Reinsurance ceded.............................................       63       125       152
                                                                --------  --------  --------
   Net other expenses.......................................... $  1,659  $  2,720  $  2,981
                                                                ========  ========  ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                December 31,
                              ---------------------------------------------------------------------------------
                                                2013                                     2012
                              ---------------------------------------- ----------------------------------------
                                                               Total                                    Total
                                                              Balance                                  Balance
                                Direct   Assumed    Ceded      Sheet     Direct   Assumed    Ceded      Sheet
                              ---------- -------- ---------  --------- ---------- -------- ---------  ---------
                                                                (In millions)
Assets
Premiums, reinsurance and
 other receivables........... $      221 $     28 $  20,360  $  20,609 $      396 $     35 $  21,496  $  21,927
Deferred policy acquisition
 costs and value of business
 acquired....................      5,191      123      (584)     4,730      4,264      121      (639)     3,746
                              ---------- -------- ---------  --------- ---------- -------- ---------  ---------
  Total assets............... $    5,412 $    151 $  19,776  $  25,339 $    4,660 $    156 $  20,857  $  25,673
                              ========== ======== =========  ========= ========== ======== =========  =========
Liabilities
Other policy-related
 balances.................... $      712 $  1,641 $     811  $   3,164 $      691 $  1,592 $     855  $   3,138
Other liabilities............      1,257       10     5,509      6,776      1,396       11     5,140      6,547
                              ---------- -------- ---------  --------- ---------- -------- ---------  ---------
  Total liabilities.......... $    1,969 $  1,651 $   6,320  $   9,940 $    2,087 $  1,603 $   5,995  $   9,685
                              ========== ======== =========  ========= ========== ======== =========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $4.6 billion and $4.7 billion at December 31, 2013 and 2012, respectively. There were no deposit liabilities on reinsurance at both December 31, 2013 and 2012.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Reinsurance Company of South Carolina, Exeter, General American Life Insurance Company, MLIIC, MetLife Reinsurance Company of Vermont and MetLife Reinsurance Company of Delaware ("MRD"), all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                Years Ended December 31,
                                                               -------------------------
                                                                 2013     2012     2011
                                                               -------  -------  -------
                                                                     (In millions)
Premiums
 Reinsurance assumed.......................................... $    10  $    11  $     7
 Reinsurance ceded............................................    (638)    (478)    (286)
                                                               -------  -------  -------
   Net premiums............................................... $  (628) $  (467) $  (279)
                                                               =======  =======  =======
Universal life and investment-type product policy fees
 Reinsurance assumed.......................................... $    84  $    87  $    92
 Reinsurance ceded............................................    (585)    (444)    (400)
                                                               -------  -------  -------
   Net universal life and investment-type product policy fees. $  (501) $  (357) $  (308)
                                                               =======  =======  =======
Other revenues
 Reinsurance assumed.......................................... $    --  $    --  $    --
 Reinsurance ceded............................................     332      280      299
                                                               -------  -------  -------
   Net other revenues......................................... $   332  $   280  $   299
                                                               =======  =======  =======
Policyholder benefits and claims
 Reinsurance assumed.......................................... $    13  $    21  $    18
 Reinsurance ceded............................................    (800)    (780)    (484)
                                                               -------  -------  -------
   Net policyholder benefits and claims....................... $  (787) $  (759) $  (466)
                                                               =======  =======  =======
Interest credited to policyholder account balances
 Reinsurance assumed.......................................... $    73  $    71  $    68
 Reinsurance ceded............................................    (125)    (109)     (84)
                                                               -------  -------  -------
   Net interest credited to policyholder account balances..... $   (52) $   (38) $   (16)
                                                               =======  =======  =======
Other expenses
 Reinsurance assumed.......................................... $    28  $    33  $    48
 Reinsurance ceded............................................      92      157      204
                                                               -------  -------  -------
   Net other expenses......................................... $   120  $   190  $   252
                                                               =======  =======  =======

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2013                2012
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $     28 $  12,710  $     35 $  14,171
Deferred policy acquisition costs and value of business
  acquired..............................................      122      (579)      121      (642)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    150 $  12,131  $    156 $  13,529
                                                         ======== =========  ======== =========
Liabilities
Other policy-related balances........................... $  1,640 $     811  $  1,592 $     855
Other liabilities.......................................        9     5,260        10     4,894
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  1,649 $   6,071  $  1,602 $   5,749
                                                         ======== =========  ======== =========

  Effective October 1, 2012, MLI-USA entered into a reinsurance agreement to cede two blocks of business to MRD, on a 90% coinsurance with funds withheld basis. The agreement covers certain term and certain universal life policies issued in 2012 by MLI-USA and was amended in 2013 to include certain term and universal life policies issued by MLI-USA through December 31, 2013. The agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $917 million and $407 million at December 31, 2013 and 2012, respectively. MLI-USA also recorded a funds withheld liability and other reinsurance payables, included in other liabilities, which were $798 million and $438 million at December 31, 2013 and 2012, respectively. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was ($14) million and $6 million at December 31, 2013 and 2012, respectively. The Company's consolidated statements of operations reflected a loss for this agreement of $50 million and $37 million for the years ended December 31, 2013 and 2012, respectively, which included net derivative gains (losses) of $20 million and ($6) million for the years ended December 31, 2013 and 2012, respectively, related to the embedded derivative.

  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $912 million and $3.6 billion at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($3.0) billion, $524 million, and $1.6 billion for the years ended December 31, 2013, 2012 and 2011, respectively.

  MLI-USA ceded two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $48 million and $546 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were $498 million, ($107) million and ($434) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $5.9 billion and $6.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $4.4 billion and $4.6 billion at December 31, 2013 and 2012, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2013 and 2012.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS").

                                               December 31, 2013                             December 31, 2012
                                 --------------------------------------------- ---------------------------------------------
                                               Gross Unrealized                              Gross Unrealized
                                  Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                                 Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                                   Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                                 --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities
U.S. corporate.................. $  15,779 $  1,130 $     207 $  --  $  16,702 $  16,914 $  2,063 $      82 $  --  $  18,895
Foreign corporate...............     8,111      485        79    --      8,517     8,618      853        26    --      9,445
U.S. Treasury and agency........     8,188      334       228    --      8,294     7,678    1,186        --    --      8,864
RMBS............................     4,587      201        59    41      4,688     5,492      360        50    64      5,738
State and political subdivision.     2,147      139        62    --      2,224     2,002      354        27    --      2,329
ABS.............................     2,081       32        12    --      2,101     2,204       67        18    --      2,253
CMBS............................     1,546       62         4    --      1,604     2,221      141         6    --      2,356
Foreign government..............     1,038      103        19    --      1,122       876      214         2    --      1,088
                                 --------- -------- --------- -----  --------- --------- -------- --------- -----  ---------
 Total fixed maturity
  securities.................... $  43,477 $  2,486 $     670 $  41  $  45,252 $  46,005 $  5,238 $     211 $  64  $  50,968
                                 ========= ======== ========= =====  ========= ========= ======== ========= =====  =========
Equity securities
Non-redeemable preferred
 stock.......................... $     236 $      9 $      28 $  --  $     217 $     151 $     11 $      22 $  --  $     140
Common stock....................       161       40        --    --        201       160       18         1    --        177
                                 --------- -------- --------- -----  --------- --------- -------- --------- -----  ---------
 Total equity securities........ $     397 $     49 $      28 $  --  $     418 $     311 $     29 $      23 $  --  $     317
                                 ========= ======== ========= =====  ========= ========= ======== ========= =====  =========

   The Company held non-income producing fixed maturity securities with an estimated fair value of $30 million and $22 million with unrealized gains (losses) of $6 million and $3 million at December 31, 2013 and 2012, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2013                2012
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $   2,934 $   2,966 $   4,831 $   4,875
Due after one year through five years......     8,895     9,301     8,646     9,192
Due after five years through ten years.....     7,433     7,970     7,967     8,960
Due after ten years........................    16,001    16,622    14,644    17,594
                                            --------- --------- --------- ---------
   Subtotal................................    35,263    36,859    36,088    40,621
Structured securities (RMBS, ABS and CMBS).     8,214     8,393     9,917    10,347
                                            --------- --------- --------- ---------
       Total fixed maturity securities..... $  43,477 $  45,252 $  46,005 $  50,968
                                            ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   2,526  $   141   $    470    $   66   $    784    $   16   $    621    $   66
Foreign corporate................     1,520       70        135         9        494         8        203        18
U.S. Treasury and agency.........     3,825      228         --        --        200        --         --        --
RMBS.............................       996       35        457        65         62         6        781       108
State and political subdivision..       630       44         64        18         44         2         55        25
ABS..............................       680        5        104         7        208         1        266        17
CMBS.............................       143        4          7        --         59         1        101         5
Foreign government...............       264       19          1        --        116         2         --        --
                                  ---------  -------   --------    ------   --------    ------   --------    ------
  Total fixed maturity
   securities.................... $  10,584  $   546   $  1,238    $  165   $  1,967    $   36   $  2,027    $  239
                                  =========  =======   ========    ======   ========    ======   ========    ======
Equity securities
Non-redeemable preferred
 stock........................... $     105  $    21   $     33    $    7   $     --    $   --   $     50    $   22
Common stock.....................         3       --          7        --         10         1          7        --
                                  ---------  -------   --------    ------   --------    ------   --------    ------
  Total equity securities........ $     108  $    21   $     40    $    7   $     10    $    1   $     57    $   22
                                  =========  =======   ========    ======   ========    ======   ========    ======
Total number of securities in an
 unrealized loss position........     1,081                 297                  327                  420
                                  =========            ========             ========             ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

  natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $436 million during the year ended December 31, 2013 from $275 million to $711 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $61 million of the total $711 million of gross unrealized losses were from 18 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $61 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $41 million, or 67%, are related to gross unrealized losses on 13 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads, and with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $61 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $20 million, or 33%, are related to gross unrealized losses on five below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

  based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities increased $5 million during the year ended December 31, 2013 from $23 million to $28 million. Of the $28 million, $5 million were from two equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 40% were rated A or better.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                                December 31,
                                                --------------------------------------------
                                                        2013                   2012
                                                --------------------- ----------------------
                                                  Carrying     % of     Carrying     % of
                                                    Value      Total      Value      Total
                                                ------------- ------- ------------- --------
                                                (In millions)         (In millions)
Mortgage loans:
 Commercial....................................   $  4,869      63.1%   $  5,266       57.5%
 Agricultural..................................      1,285       16.6      1,260        13.8
                                                  --------    -------   --------    --------
   Subtotal (1)................................      6,154       79.7      6,526        71.3
 Valuation allowances..........................        (34)     (0.4)        (35)      (0.4)
                                                  --------    -------   --------    --------
   Subtotal mortgage loans, net................      6,120       79.3      6,491        70.9
 Commercial mortgage loans held by CSEs -- FVO.      1,598       20.7      2,666        29.1
                                                  --------    -------   --------    --------
     Total mortgage loans, net.................   $  7,718     100.0%   $  9,157      100.0%
                                                  ========    =======   ========    ========

--------

(1)Purchases of mortgage loans were $10 million and $27 million for the years ended December 31, 2013 and 2012, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of related party mortgage loans.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Mortgage Loans and Valuation Allowance by Portfolio Segment

   The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows at:

                                                                     December 31,
                                            ---------------------------------------------------------------
                                                         2013                            2012
                                            ------------------------------- -------------------------------
                                            Commercial Agricultural  Total  Commercial Agricultural  Total
                                            ---------- ------------ ------- ---------- ------------ -------
                                                                     (In millions)
Mortgage loans:
 Evaluated individually for credit losses..  $    72     $     4    $    76  $    76     $    --    $    76
 Evaluated collectively for credit losses..    4,797       1,281      6,078    5,190       1,260      6,450
                                             -------     -------    -------  -------     -------    -------
   Total mortgage loans....................    4,869       1,285      6,154    5,266       1,260      6,526
                                             -------     -------    -------  -------     -------    -------
Valuation allowances:
 Specific credit losses....................        7          --          7       11          --         11
 Non-specifically identified credit losses.       23           4         27       21           3         24
                                             -------     -------    -------  -------     -------    -------
   Total valuation allowances..............       30           4         34       32           3         35
                                             -------     -------    -------  -------     -------    -------
     Mortgage loans, net of valuation
       allowance...........................  $ 4,839     $ 1,281    $ 6,120  $ 5,234     $ 1,257    $ 6,491
                                             =======     =======    =======  =======     =======    =======

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                        Commercial Agricultural  Total
                                        ---------- ------------ -------
                                                 (In millions)
        Balance at January 1, 2011.....  $    84      $    3    $    87
        Provision (release)............     (26)          --       (26)
        Charge-offs, net of recoveries.       --          --         --
                                         -------      ------    -------
        Balance at December 31, 2011...       58           3         61
        Provision (release)............     (26)          --       (26)
        Charge-offs, net of recoveries.       --          --         --
                                         -------      ------    -------
        Balance at December 31, 2012...       32           3         35
        Provision (release)............      (2)           1        (1)
        Charge-offs, net of recoveries.       --          --         --
                                         -------      ------    -------
        Balance at December 31, 2013...  $    30      $    4    $    34
                                         =======      ======    =======

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

  value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans, were as follows at:

                                    Recorded Investment
                       ----------------------------------------------
                        Debt Service Coverage Ratios
                       ------------------------------          % of     Estimated   % of
                       > 1.20x  1.00x - 1.20x < 1.00x  Total   Total   Fair Value   Total
                       -------- ------------- ------- -------- ------ ------------- ------
                                    (In millions)                     (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $  3,754    $  125     $  107  $  3,986  81.9%   $  4,224     82.8%
65% to 75%............      700        --         27       727   14.9        736      14.4
76% to 80%............       80        13         --        93    1.9         93       1.8
Greater than 80%......       37        26         --        63    1.3         53       1.0
                       --------    ------     ------  -------- ------   --------    ------
 Total................ $  4,571    $  164     $  134  $  4,869 100.0%   $  5,106    100.0%
                       ========    ======     ======  ======== ======   ========    ======
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  3,888    $  106     $   89  $  4,083  77.5%   $  4,459     78.5%
65% to 75%............      626        32         27       685   13.0        711      12.5
76% to 80%............      343         8         57       408    7.8        428       7.6
Greater than 80%......       39        28         23        90    1.7         81       1.4
                       --------    ------     ------  -------- ------   --------    ------
 Total................ $  4,896    $  174     $  196  $  5,266 100.0%   $  5,679    100.0%
                       ========    ======     ======  ======== ======   ========    ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans, were as follows at:

                                             December 31,
                             ---------------------------------------------
                                      2013                   2012
                             ---------------------- ----------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------- ------------- --------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  1,215       94.6%   $  1,184       94.0%
      65% to 75%............         70         5.4         76         6.0
                               --------    --------   --------    --------
       Total................   $  1,285      100.0%   $  1,260      100.0%
                               ========    ========   ========    ========

   The estimated fair value of agricultural mortgage loans was $1.3 billion at both December 31, 2013 and 2012.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no agricultural mortgage loans past due and one commercial mortgage loan in non-accrual status with a recorded investment of $22 million at December 31, 2013. The Company had no mortgage loans past due and no loans in nonaccrual status at December 31, 2012.

 Impaired Mortgage Loans

   Impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the years ended:

                                                              Loans without
                      Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
                  ---------------------------------------- --------------------  --------------------------------------
                   Unpaid                                   Unpaid                Unpaid             Average
                  Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
                   Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
                  --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                             (In millions)
December 31, 2013:
Commercial.......  $   22    $     22   $      7  $    15   $    52    $    50    $   74    $   65   $    73    $   3
Agricultural (1).       4           4         --        4        --         --         4         4         2       --
                   ------    --------   --------  -------   -------    -------    ------    ------   -------    -----
  Total..........  $   26    $     26   $      7  $    19   $    52    $    50    $   78    $   69   $    75    $   3
                   ======    ========   ========  =======   =======    =======    ======    ======   =======    =====
December 31, 2012:
Commercial.......  $   76    $     76   $     11  $    65   $    --    $    --    $   76    $   65   $    67    $   2
Agricultural.....      --          --         --       --        --         --        --        --        --       --
                   ------    --------   --------  -------   -------    -------    ------    ------   -------    -----
  Total..........  $   76    $     76   $     11  $    65   $    --    $    --    $   76    $   65   $    67    $   2
                   ======    ========   ========  =======   =======    =======    ======    ======   =======    =====

--------

(1)Valuation allowance on agricultural mortgage loans was less than $1 million for the year ended December 31, 2013.

   Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial and agricultural mortgage loans was $29 million and $4 million, respectively, for the year ended December 31, 2011; and interest income recognized for commercial and agricultural mortgage loans was $2 million and $0, respectively, for the year ended December 31, 2011.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

 with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

  The Company had one agricultural mortgage loan modified in a troubled debt restructuring with a pre-modification and post-modification carrying value of $4 million during the year ended December 31, 2013. There were no agricultural mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2012. There were no commercial mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2013. The Company had one commercial mortgage loan modified during the year ended December 31, 2012 in a troubled debt restructuring which had a carrying value after specific valuation allowance of $53 million pre-modification and $48 million post-modification.

  There were no mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2013 and 2012. Payment default is determined in the same manner as delinquency status as described above.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), loans to affiliates (see "-- Related Party Investment Transactions), tax credit and renewable energy partnerships and leveraged leases.

 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                                        December 31,
                                                                     -------------------
                                                                       2013      2012
                                                                     --------- ---------
                                                                        (In millions)
Rental receivables, net............................................. $      92 $      92
Estimated residual values...........................................        14        14
                                                                     --------- ---------
   Subtotal.........................................................       106       106
Unearned income.....................................................      (35)      (37)
                                                                     --------- ---------
       Investment in leveraged leases, net of non-recourse debt..... $      71 $      69
                                                                     ========= =========

   Rental receivables are generally due in periodic installments. The payment periods range from two to 19 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $63 million and $53 million at December 31, 2013 and 2012, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


   The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                                  Years Ended December 31,
                                                                 --------------------------
                                                                   2013     2012     2011
                                                                 -------- -------- --------
                                                                       (In millions)
Income from investment in leveraged leases...................... $      2 $      5 $      8
Less: Income tax expense on leveraged leases....................        1        2        3
                                                                 -------- -------- --------
Investment income after income tax from investment in leveraged
  leases........................................................ $      1 $      3 $      5
                                                                 ======== ======== ========

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $469 million and $654 million at December 31, 2013 and 2012, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                          Years Ended December 31,
                                                                        ----------------------------
                                                                          2013     2012      2011
                                                                        -------- -------- ----------
                                                                               (In millions)
Fixed maturity securities.............................................. $  1,819 $  5,019 $    3,690
Fixed maturity securities with noncredit OTTI losses in AOCI...........     (41)     (64)      (125)
                                                                        -------- -------- ----------
 Total fixed maturity securities.......................................    1,778    4,955      3,565
Equity securities......................................................       15       12       (41)
Derivatives............................................................       39      243        239
Short-term investments.................................................        1      (2)        (2)
Other..................................................................     (71)     (17)        (5)
                                                                        -------- -------- ----------
 Subtotal..............................................................    1,762    5,191      3,756
                                                                        -------- -------- ----------
Amounts allocated from:
 Insurance liability loss recognition..................................       --    (739)      (325)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI................................................................      (1)        4          9
 DAC and VOBA..........................................................    (274)    (671)      (509)
                                                                        -------- -------- ----------
   Subtotal............................................................    (275)  (1,406)      (825)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................       16       22         42
Deferred income tax benefit (expense)..................................    (591)  (1,358)    (1,063)
                                                                        -------- -------- ----------
Net unrealized investment gains (losses)............................... $    912 $  2,449 $    1,910
                                                                        ======== ======== ==========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                               Years Ended December 31,
                                                             ----------------------------
                                                                 2013           2012
                                                             ------------- --------------
                                                                    (In millions)
Balance at January 1,....................................... $        (64) $        (125)
Noncredit OTTI losses and subsequent changes recognized (1).            11            (3)
Securities sold with previous noncredit OTTI loss...........            21             35
Subsequent changes in estimated fair value..................           (9)             29
                                                             ------------- --------------
Balance at December 31,..................................... $        (41) $         (64)
                                                             ============= ==============

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were $7 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                       Years Ended December 31,
                                                                    ------------------------------
                                                                       2013       2012      2011
                                                                    ---------- ---------- --------
                                                                            (In millions)
Balance at January 1,.............................................. $    2,449 $    1,910 $    342
Fixed maturity securities on which noncredit OTTI losses have been
  recognized.......................................................         23         61     (39)
Unrealized investment gains (losses) during the year...............    (3,452)      1,374    3,138
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition.......................        739      (414)    (292)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI............................................................        (5)        (5)        4
 DAC and VOBA......................................................        397      (162)    (390)
 Deferred income tax benefit (expense) related to noncredit OTTI
   losses recognized in AOCI.......................................        (6)       (20)       12
 Deferred income tax benefit (expense).............................        767      (295)    (865)
                                                                    ---------- ---------- --------
Balance at December 31,............................................ $      912 $    2,449 $  1,910
                                                                    ========== ========== ========
Change in net unrealized investment gains (losses)................. $  (1,537) $      539 $  1,568
                                                                    ========== ========== ========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholders' equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                         ---------------------
                                                            2013       2012
                                                         ---------- ----------
                                                             (In millions)
 Securities on loan: (1)
  Amortized cost........................................ $    5,931 $    6,154
  Estimated fair value.................................. $    5,984 $    7,339
 Cash collateral on deposit from counterparties (2)..... $    6,140 $    7,502
 Security collateral on deposit from counterparties (3). $       -- $       51
 Reinvestment portfolio -- estimated fair value......... $    6,145 $    7,533

--------

(1)Included within fixed maturity securities, short-term investments, cash and cash equivalents and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments and fixed maturity securities and at carrying value for mortgage loans at:

                                                                 December 31,
                                                             ---------------------
                                                                2013       2012
                                                             ---------- ----------
                                                                 (In millions)
Invested assets on deposit (regulatory deposits) (1)........ $       56 $       58
Invested assets pledged as collateral (2)...................      1,901      1,569
                                                             ---------- ----------
 Total invested assets on deposit and pledged as collateral. $    1,957 $    1,627
                                                             ========== ==========

--------

(1)See Note 1 for information about invested assets that became restricted under the MetLife Insurance Company of Connecticut plan to withdraw its New York license on January 1, 2014.

(2)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see Note 8).

    See "-- Securities Lending" for securities on loan.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                     ---------------------
                                                        2013       2012
                                                     ---------- ----------
                                                         (In millions)
     Outstanding principal and interest balance (1). $      648 $      560
     Carrying value (2)............................. $      498 $      459

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                            December 31,
                                                        ---------------------
                                                           2013       2012
                                                        ---------- ----------
                                                            (In millions)
  Contractually required payments (including interest). $      238 $      172
  Cash flows expected to be collected (1).............. $      183 $       88
  Fair value of investments acquired................... $      128 $       55

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                            December 31,
                                                        ---------------------
                                                           2013       2012
                                                        ---------- ----------
                                                            (In millions)
   Accretable yield, January 1,........................ $      309 $      320
   Investments purchased...............................         55         33
   Accretion recognized in earnings....................       (24)       (18)
   Disposals...........................................        (8)        (4)
   Reclassification (to) from nonaccretable difference.       (24)       (22)
                                                        ---------- ----------
   Accretable yield, December 31,...................... $      308 $      309
                                                        ========== ==========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $2.6 billion at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $862 million at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $217.3 billion and $178.3 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled $16.3 billion and $12.4 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $20.9 billion, $13.1 billion and $7.1 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                        December 31,
                                                      -----------------
                                                        2013     2012
                                                      -------- --------
                                                        (In millions)
         CSEs: (1)
         Assets:
          Mortgage loans (commercial mortgage loans). $  1,598 $  2,666
          Accrued investment income..................        9       13
                                                      -------- --------
            Total assets............................. $  1,607 $  2,679
                                                      ======== ========
         Liabilities:
          Long-term debt............................. $  1,461 $  2,559
          Other liabilities..........................        7       13
                                                      -------- --------
            Total liabilities........................ $  1,468 $  2,572
                                                      ======== ========

--------

(1)The Company consolidates entities that are structured as CMBS. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of $120 million and $92 million at estimated fair value at December 31, 2013 and 2012, respectively. The long-term debt bears interest primarily at fixed rates ranging from 2.25% to 5.57%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was $122 million, $163 million and $322 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2013                  2012
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2). $   8,393  $   8,393  $  10,347  $  10,347
 U.S. and foreign corporate.....................       468        468        651        651
Other limited partnership interests.............     1,651      2,077      1,408      1,930
Real estate joint ventures......................        41         45         71         74
Other invested assets...........................         9         44         --         --
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  10,562  $  11,027  $  12,477  $  13,002
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For its investments in other invested assets, the Company's return is in the form of income tax credits. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitment. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 15, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                          2013     2012    2011
                                                                          ------  ------  ------
                                                                            (In millions)
Investment income:
 Fixed maturity securities.............................................. $2,102   $2,143  $2,147
 Equity securities......................................................     12        9      10
 Mortgage loans.........................................................    344      357     347
 Policy loans...........................................................     55       59      63
 Real estate and real estate joint ventures.............................     56       83      24
 Other limited partnership interests....................................    266      167     176
 Cash, cash equivalents and short-term investments......................      4        5       5
 International joint ventures...........................................    (5)      (2)     (5)
 Other..................................................................     --      (2)       4
                                                                          ------  ------  ------
   Subtotal.............................................................  2,834    2,819   2,771
 Less: Investment expenses..............................................    114      101     100
                                                                          ------  ------  ------
   Subtotal, net........................................................  2,720    2,718   2,671
                                                                          ------  ------  ------
FVO securities--FVO contractholder-directed unit-linked investments (1).     --       62      71
 FVO CSEs--interest income--commercial mortgage loans...................    132      172     332
                                                                          ------  ------  ------
   Subtotal.............................................................    132      234     403
                                                                          ------  ------  ------
     Net investment income.............................................. $2,852   $2,952  $3,074
                                                                          ======  ======  ======

--------

(1)There were no changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income for both the years ended December 31, 2013 and 2012. Changes in estimated fair value subsequent to purchase for securities included in net investment income were ($11) million for the year ended December 31, 2011.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                              Years Ended December 31,
                                                                            --------------------------
                                                                             2013     2012      2011
                                                                             ------   -------  ------
                                                                                (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Transportation........................................................ $  (3)   $  (16)   $   --
     Finance...............................................................    (3)       (7)      (9)
     Utility...............................................................     --       (3)       --
     Communications........................................................     --       (2)     (11)
     Industrial............................................................     --       (1)      (2)
                                                                             ------   -------  ------
       Total U.S. and foreign corporate securities.........................    (6)      (29)     (22)
   RMBS....................................................................   (14)      (20)     (17)
   ABS.....................................................................     --        --      (5)
   CMBS....................................................................     --        --      (3)
                                                                             ------   -------  ------
 OTTI losses on fixed maturity securities recognized in earnings...........   (20)      (49)     (47)
 Fixed maturity securities -- net gains (losses) on sales and disposals....     58       145       81
                                                                             ------   -------  ------
        Total gains (losses) on fixed maturity securities..................     38        96       34
                                                                             ------   -------  ------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock..........................................    (3)        --      (6)
   Common stock............................................................    (2)       (9)      (2)
                                                                             ------   -------  ------
 OTTI losses on equity securities recognized in earnings...................    (5)       (9)      (8)
 Equity securities -- net gains (losses) on sales and disposals............     10         5     (13)
                                                                             ------   -------  ------
        Total gains (losses) on equity securities..........................      5       (4)     (21)
                                                                             ------   -------  ------
 Mortgage loans............................................................      5        27       26
 Real estate and real estate joint ventures................................      2       (3)      (1)
 Other limited partnership interests.......................................    (6)       (2)      (5)
 Other investment portfolio gains (losses).................................      8         4      (9)
                                                                             ------   -------  ------
        Subtotal -- investment portfolio gains (losses)....................     52       118       24
                                                                             ------   -------  ------
FVO CSEs:
 Commercial mortgage loans.................................................   (56)         7     (84)
 Long-term debt -- related to commercial mortgage loans....................     88        27       93
Non-investment portfolio gains (losses)....................................    (2)        --        2
                                                                             ------   -------  ------
        Subtotal FVO CSEs and non-investment portfolio gains (losses)......     30        34       11
                                                                             ------   -------  ------
          Total net investment gains (losses).............................. $   82   $   152   $   35
                                                                             ======   =======  ======

   See "-- Variable Interest Entities" for discussion of CSEs.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) was less than $1 million, $2 million and ($7) million for the years ended December 31, 2013, 2012 and 2011, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                     Years Ended December 31,
                             -------------------------------------------------------------------------
                               2013    2012     2011    2013    2012   2011    2013    2012     2011
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
                             Fixed Maturity Securities   Equity Securities             Total
                             ------------------------- --------------------- -------------------------
                                                           (In millions)
Proceeds.................... $ 11,051 $ 6,690 $ 11,634 $    75 $   39 $  190 $ 11,126 $ 6,729 $ 11,824
                             ======== ======= ======== ======= ====== ====== ======== ======= ========
Gross investment gains...... $    189 $   186 $    182 $    19 $    9 $    9 $    208 $   195 $    191
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
Gross investment losses.....    (131)    (41)    (101)     (9)    (4)   (22)    (140)    (45)    (123)
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
Total OTTI losses:
  Credit-related............     (17)    (42)     (38)      --     --     --     (17)    (42)     (38)
  Other (1).................      (3)     (7)      (9)     (5)    (9)    (8)      (8)    (16)     (17)
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
   Total OTTI losses........     (20)    (49)     (47)     (5)    (9)    (8)     (25)    (58)     (55)
                             -------- ------- -------- ------- ------ ------ -------- ------- --------
    Net investment gains
     (losses)............... $     38 $    96 $     34 $     5 $  (4) $ (21) $     43 $    92 $     13
                             ======== ======= ======== ======= ====== ====== ======== ======= ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)


 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                  Years Ended December 31,
                                                                 ---------------------------
                                                                     2013          2012
                                                                 ------------- -------------
                                                                        (In millions)
Balance at January 1,........................................... $          59 $          55
Additions:
 Initial impairments -- credit loss OTTI recognized on
   securities not previously impaired...........................             1             6
 Additional impairments -- credit loss OTTI recognized on
   securities previously impaired...............................            12            15
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
   of securities previously impaired as credit loss OTTI........          (15)          (17)
                                                                 ------------- -------------
Balance at December 31,......................................... $          57 $          59
                                                                 ============= =============

 Related Party Investment Transactions

  The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                       2013    2012    2011
                                                                     -------- ------- -------
                                                                          (In millions)
Estimated fair value of invested assets transferred to affiliates... $    874 $    -- $    --
Amortized cost of invested assets transferred to affiliates......... $    827 $    -- $    --
Net investment gains (losses) recognized on transfers............... $     47 $    -- $    --
Estimated fair value of invested assets transferred from affiliates. $    834 $    -- $    33

  Included within the transfers to affiliates in 2013 and transfers from affiliates in 2013 was $739 million and $751 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities. See Note 1.

  The Company has affiliated loans outstanding to wholly-owned real estate subsidiaries of an affiliate, MLIC, which are included in mortgage loans, with a carrying value of $364 million and $306 million at December 31, 2013 and 2012, respectively. Two loans issued in 2013 totaling $60 million bear interest at one-month LIBOR + 4.50% with quarterly interest only payments of less than $1 million through January 2017, when the principal balance is due. A loan with a carrying value of $110 million, at both December 31, 2013 and 2012, bears interest at one-month LIBOR + 1.95% with quarterly interest only payments of $1 million through January 2015, when the principal balance is due. A loan with a carrying value of $134 million and $136 million at December 31, 2013 and 2012, respectively, bears interest at 7.26% due in quarterly principal and interest payments of $3 million through January 2020, when the principal balance is due. A loan with a carrying value of $60 million, at both December 31, 2013 and 2012, bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. These affiliated loans are secured by interests in the real estate

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Investments (continued)

subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from these affiliated loans was $16 million, $17 million and $14 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $430 million at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loans of $305 million, issued by MetLife Insurance Company of Connecticut and $125 million, issued by MLI-USA, are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. Net investment income from these affiliated loans was $25 million, $25 million and $8 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  In July 2013, the Company committed to lend up to $1.8 billion to Exeter, an affiliate, pursuant to a note purchase agreement. Pursuant to the agreement, MetLife Insurance Company of Connecticut committed to purchase up to $1.3 billion of notes and MLI-USA committed to purchase up to $438 million of notes through December 31, 2014. The notes will be due not later than three years after issuance. The repayment of any notes issued pursuant to this agreement is guaranteed by MetLife. In October 2013, pursuant to this agreement, the Company issued loans to Exeter which are included in other invested assets, totaling $500 million at December 31, 2013. The loans of $375 million, issued by MetLife Insurance Company of Connecticut, and $125 million, issued by MLI-USA, are both due October 15, 2015, and bear interest, payable semi-annually, at 2.47%. Net investment income from this loan was $3 million at December 31, 2013. The remaining total commitment to lend is $1.2 billion with $925 million committed by MetLife Insurance Company of Connecticut and $313 million committed by MLI-USA at December 31, 2013.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $68 million for both years ended December 31, 2013 and 2012 and $67 million for the year ended December 31, 2011. The Company also had additional affiliated net investment income of $1 million for the year ended December 31, 2013 and less than $1 million for both of the years ended December 31, 2012 and 2011.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)

over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

  Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps. The Company utilizes inflation swaps in non-qualifying hedging relationships.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   To a lesser extent, the Company uses foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   To a lesser extent, the Company uses credit forwards to lock in the price to be paid for forward purchases of certain securities. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, variance swaps and exchange-traded equity futures.

   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in non-qualifying hedging relationships.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   To a lesser extent, the Company also uses total rate of return swaps ("TRRs") to hedge its equity market guarantees in certain of its insurance products. The Company utilizes TRRs in non-qualifying hedging relationships.

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                     December 31,
                                                             -------------------------------------------------------------
                                                                          2013                           2012
                                                             ------------------------------ ------------------------------
                                                                       Estimated Fair Value           Estimated Fair Value
                                                                       --------------------           --------------------
                                                             Notional                       Notional
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount    Assets  Liabilities
                           --------------------------------  --------- -------- ----------- --------- -------- -----------
                                                                                     (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $     436 $      5    $     10 $     538 $     28   $       9
  Foreign currency swaps.. Foreign currency exchange rate...       122       --          13       122       --          14
                                                             --------- --------    -------- --------- --------   ---------
   Subtotal..............................................          558        5          23       660       28          23
                                                             --------- --------    -------- --------- --------   ---------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................       537        6          32       658       99          --
  Interest rate forwards.. Interest rate....................       245        3           4       410       81          --
  Foreign currency swaps.. Foreign currency exchange rate...       544       25          35       524       16          14
                                                             --------- --------    -------- --------- --------   ---------
   Subtotal..............................................        1,326       34          71     1,592      196          14
                                                             --------- --------    -------- --------- --------   ---------
    Total qualifying hedges.............................         1,884       39          94     2,252      224          37
                                                             --------- --------    -------- --------- --------   ---------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................    22,262      881         441    16,869    1,254         513
Interest rate floors...... Interest rate....................    17,604      103          99    15,136      318         274
Interest rate caps........ Interest rate....................     9,651       36          --     9,031       11          --
Interest rate futures..... Interest rate....................     1,443       --           3     2,771       --           7
Foreign currency swaps.... Foreign currency exchange rate...       882       52          41       811       60          35
Foreign currency forwards. Foreign currency exchange rate...        56       --           1       139       --           4
Credit default
 swaps -- purchased....... Credit...........................       157       --           1       162       --           2
Credit default
 swaps -- written......... Credit...........................     2,243       38          --     2,456       23           1
Equity futures............ Equity market....................       778       --           3     1,075       --          27
Equity options............ Equity market....................     3,597      305          42     2,845      469           1
Variance swaps............ Equity market....................     2,270        6          94     2,346       11          62
TRRs...................... Equity market....................       462       --          22       300       --           7
                                                             --------- --------    -------- --------- --------   ---------
   Total non-designated or non-qualifying derivatives....       61,405    1,421         747    53,941    2,146         933
                                                             --------- --------    -------- --------- --------   ---------
    Total...............................................     $  63,289 $  1,460    $    841 $  56,193 $  2,370   $     970
                                                             ========= ========    ======== ========= ========   =========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                             ---------------------------------
                                                 2013         2012      2011
                                             ------------- ---------- --------
                                                       (In millions)
 Derivatives and hedging gains (losses) (1). $       (958) $    (289) $    846
 Embedded derivatives.......................          (94)        292      250
                                             ------------- ---------- --------
  Total net derivative gains (losses)....... $     (1,052) $    1,003 $  1,096
                                             ============= ========== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                      Years Ended December 31,
                                                     ---------------------------
                                                       2013      2012     2011
                                                     --------- -------- --------
                                                            (In millions)
Qualifying hedges:
 Net investment income.............................. $       2 $      2 $      2
 Interest credited to policyholder account balances.         2       18       41
Non-qualifying hedges:
 Net derivative gains (losses)......................        79      127       83
 Policyholder benefits and claims...................      (17)      (6)       --
                                                     --------- -------- --------
   Total............................................ $      66 $    141 $    126
                                                     ========= ======== ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

    The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                               Net     Policyholder
                                             Net Derivative Investment Benefits and
                                             Gains (Losses) Income (1)  Claims (2)
                                             -------------- ---------- ------------
                                                         (In millions)
Year Ended December 31, 2013:
 Interest rate derivatives..................   $      (558)  $      --   $     (26)
 Foreign currency exchange rate derivatives.           (24)         --           --
 Credit derivatives -- purchased............             --         --           --
 Credit derivatives -- written..............             27         --           --
 Equity derivatives.........................          (486)        (7)         (90)
                                               ------------  ---------   ----------
   Total....................................   $    (1,041)  $     (7)   $    (116)
                                               ============  =========   ==========
Year Ended December 31, 2012:
 Interest rate derivatives..................   $        (5)  $      --   $       --
 Foreign currency exchange rate derivatives.            (4)         --           --
 Credit derivatives -- purchased............           (11)         --           --
 Credit derivatives -- written..............             41         --           --
 Equity derivatives.........................          (413)        (4)         (51)
                                               ------------  ---------   ----------
   Total....................................   $      (392)  $     (4)   $     (51)
                                               ============  =========   ==========
Year Ended December 31, 2011:
 Interest rate derivatives..................   $        701  $      --   $       --
 Foreign currency exchange rate derivatives.             27         --           --
 Credit derivatives -- purchased............             13         --           --
 Credit derivatives -- written..............           (13)         --           --
 Equity derivatives.........................             45        (7)          (4)
                                               ------------  ---------   ----------
   Total....................................   $        773  $     (7)   $      (4)
                                               ============  =========   ==========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                         Net Derivative  Net Derivative Ineffectiveness
                                                         Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value   Hedged Items in Fair Value     Recognized    Recognized for Net Derivative
Hedging Relationships         Hedging Relationships      for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------- --------------- -------------- ---------------
                                                                         (In millions)
Year Ended December 31, 2013:
Interest rate swaps:       Fixed maturity securities....  $            7 $          (9)  $          (2)
                           Policyholder liabilities (1).            (30)             28             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).               2            (2)              --
                                                          -------------- --------------  --------------
  Total...............................................    $         (21) $           17  $          (4)
                                                          ============== ==============  ==============
Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities....  $          (3) $            1  $          (2)
                           Policyholder liabilities (1).            (10)              8             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).            (29)             20             (9)
                                                          -------------- --------------  --------------
  Total...............................................    $         (42) $           29  $         (13)
                                                          ============== ==============  ==============
Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities....  $          (7) $            5  $          (2)
                           Policyholder liabilities (1).              36           (38)             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).            (52)             30            (22)
                                                          -------------- --------------  --------------
  Total...............................................    $         (23) $          (3)  $         (26)
                                                          ============== ==============  ==============

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were $0 for both years ended December 31, 2013 and 2012 and $1 million for the year ended December 31, 2011.

  At December 31, 2013 and 2012, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed six years and seven years, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  At December 31, 2013 and 2012, the balance in AOCI associated with cash flow hedges was $39 million and $243 million, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholders' equity:

                                                    Amount and Location        Amount and Location
                            Amount of Gains          of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from        Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  -------------------- ----------------------------- -----------------------
                          (Effective Portion)       (Effective Portion)       (Ineffective Portion)
-                         -------------------- ----------------------------- -----------------------
                                               Net Derivative Net Investment     Net Derivative
                                               Gains (Losses)     Income         Gains (Losses)
                                               -------------- -------------- -----------------------
                                                       (In millions)
Year Ended December 31, 2013:
Interest rate swaps......  $            (120)   $         --  $          --  $                    --
Interest rate forwards...                (57)              9              1                       --
Foreign currency swaps...                (15)             --             --                        1
Credit forwards..........                 (1)             --              1                       --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (193)   $          9  $           2  $                     1
                          ==================== ============== ============== =======================
Year Ended December 31, 2012:
Interest rate swaps......  $               21   $         --  $          --  $                     1
Interest rate forwards...                   1              1              1                       --
Foreign currency swaps...                (15)              1             --                      (1)
Credit forwards..........                  --             --             --                       --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $                7   $          2  $           1  $                    --
                          ==================== ============== ============== =======================
Year Ended December 31, 2011:
Interest rate swaps......  $              132   $          1  $          --  $                    --
Interest rate forwards...                 208              9             --                        1
Foreign currency swaps...                  17            (2)             --                       --
Credit forwards..........                  --              1             --                       --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $              357   $          9  $          --  $                     1
                          ==================== ============== ============== =======================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, $1 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $2.2 billion and $2.5 billion at December 31, 2013 and 2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $38 million and $22 million, respectively, to terminate all of these contracts.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                December 31,
                              ---------------------------------------------------------------------------------
                                                2013                                     2012
                              ---------------------------------------- ----------------------------------------
                              Estimated      Maximum                   Estimated      Maximum
                              Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of  of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                     Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)          Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------  ---------- ---------------- ------------ ---------- ---------------- ------------
                                     (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default
  swaps (corporate)..........  $       3    $         115          2.7  $       3   $          167          3.2
Credit default swaps
  referencing indices........          6              650          1.1         10              650          2.1
                              ---------- ----------------              ---------- ----------------
 Subtotal....................          9              765          1.3         13              817          2.3
                              ---------- ----------------              ---------- ----------------
Baa
Single name credit default
  swaps (corporate)..........          8              446          3.0          4              479          3.8
Credit default swaps
  referencing indices........         18              996          4.9          5            1,124          4.8
                              ---------- ----------------              ---------- ----------------
 Subtotal....................         26            1,442          4.3          9            1,603          4.5
                              ---------- ----------------              ---------- ----------------
B
Single name credit default
  swaps (corporate)..........         --               --           --         --               --           --
Credit default swaps
  referencing indices........          3               36          5.0         --               36          5.0
                              ---------- ----------------              ---------- ----------------
 Subtotal....................          3               36          5.0         --               36          5.0
                              ---------- ----------------              ---------- ----------------
   Total.....................  $      38    $       2,243          3.3  $      22   $        2,456          3.8
                              ========== ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                   December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar  -------------------- --------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).............................................. $  1,450    $    851 $  2,436    $    982
  OTC-cleared (1)................................................       50           9       --          --
  Exchange-traded................................................       --           6       --          34
                                                                  --------    -------- --------    --------
    Total gross estimated fair value of derivatives (1)..........    1,500         866    2,436       1,016
 Amounts offset in the consolidated balance sheets...............       --          --       --          --
                                                                  --------    -------- --------    --------
 Estimated fair value of derivatives presented in the
   consolidated balance sheets (1)...............................    1,500         866    2,436       1,016
 Gross amounts not offset in the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................    (670)       (670)    (838)       (838)
  OTC-cleared....................................................      (8)         (8)       --          --
  Exchange-traded................................................       --          --       --          --
 Cash collateral: (3)
  OTC-bilateral..................................................    (216)          --    (897)          --
  OTC-cleared....................................................     (40)         (1)       --          --
  Exchange-traded................................................       --         (5)       --        (34)
 Securities collateral: (4)
  OTC-bilateral..................................................    (554)       (160)    (689)       (121)
  OTC-cleared....................................................       --          --       --          --
  Exchange-traded................................................       --         (1)       --          --
                                                                  --------    -------- --------    --------
 Net amount after application of master netting agreements and
   collateral.................................................... $     12    $     21 $     12    $     23
                                                                  ========    ======== ========    ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $40 million and $66 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $25 million and $46 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents, short-term investments, or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables in the consolidated balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $21 million and $0, respectively, and provided excess cash collateral of $19 million and $53 million, respectively, which is not included in the table above due to the foregoing limitation.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $34 million and $0, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $1 million and $0, respectively, for its OTC-bilateral derivatives, $29 million and $0, respectively, for its OTC-cleared derivatives and $46 million and $0, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                               Estimated
                                             Fair Value of
                                          Collateral Provided: Fair Value of Incremental Collateral Provided Upon:
                                          -------------------- ---------------------------------------------------
                                                                                          Downgrade in the
                                                                                    Company's Financial Strength
                                                                   One Notch           Rating to a Level that
                         Estimated                                Downgrade in        Triggers Full Overnight
                       Fair Value of                             the Company's          Collateralization or
                     Derivatives in Net      Fixed Maturity    Financial Strength        Termination of the
                   Liability Position (1)      Securities            Rating             Derivative Position
                   ---------------------- -------------------- ------------------   ----------------------------
                                                          (In millions)
December 31, 2013          $          181       $          161      $          --             $                2
December 31, 2012          $          143       $          121      $           2             $               28

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs and certain GMIBs; funds withheld on ceded reinsurance; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                     December 31,
                                                                  -------------------
                                        Balance Sheet Location       2013      2012
                                       -------------------------- ---------- --------
                                                                     (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $      912 $  3,551
  Options embedded in debt or equity
   securities......................... Investments...............       (30)     (14)
                                                                  ---------- --------
   Net embedded derivatives within asset host contracts.......    $      882 $  3,537
                                                                  ========== ========
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $  (1,232) $    705
  Assumed guaranteed minimum benefits. PABs......................       (13)        4
  Funds withheld on ceded reinsurance. Other liabilities.........         34      552
                                                                  ---------- --------
   Net embedded derivatives within liability host contracts...    $  (1,211) $  1,261
                                                                  ========== ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Derivatives (continued)


  The following table presents changes in estimated fair value related to embedded derivatives:

                                               Years Ended December 31,
                                         -------------------------------------
                                             2013         2012        2011
                                         ------------- ----------- -----------
                                                     (In millions)
  Net derivative gains (losses) (1) (2). $        (94) $     1,292 $       250

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($156) million, ($235) million and $354 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $76 million, $124 million and ($476) million for the years ended
   December 31, 2013, 2012 and 2011, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

9. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                 Level 1  Unadjusted quoted prices in active
                          markets for identical assets or
                          liabilities. The Company defines
                          active markets based on average
                          trading volume for equity securities.
                          The size of the bid/ask spread is
                          used as an indicator of market
                          activity for fixed maturity
                          securities.

                 Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                 Level 3  Unobservable inputs that are
                          supported by little or no market
                          activity and are significant to the
                          determination of estimated fair value
                          of the assets or liabilities.
                          Unobservable inputs reflect the
                          reporting entity's own assumptions
                          about the assumptions that market
                          participants would use in pricing the
                          asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                              Level 1   Level 2    Level 3     Fair Value
                                                              -------- ---------- ---------- ---------------
                                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $     -- $   15,454 $    1,248    $     16,702
  Foreign corporate..........................................       --      7,783        734           8,517
  U.S. Treasury and agency...................................    4,365      3,929         --           8,294
  RMBS.......................................................       --      4,266        422           4,688
  State and political subdivision............................       --      2,224         --           2,224
  ABS........................................................       --      1,682        419           2,101
  CMBS.......................................................       --      1,532         72           1,604
  Foreign government.........................................       --      1,122         --           1,122
                                                              -------- ---------- ----------    ------------
   Total fixed maturity securities...........................    4,365     37,992      2,895          45,252
                                                              -------- ---------- ----------    ------------
Equity securities:
  Non-redeemable preferred stock.............................       --        136         81             217
  Common stock...............................................       86         84         31             201
                                                              -------- ---------- ----------    ------------
   Total equity securities...................................       86        220        112             418
                                                              -------- ---------- ----------    ------------
Short-term investments (1)...................................      391      1,671         --           2,062
Mortgage loans held by CSEs -- FVO...........................       --      1,598         --           1,598
Other invested assets:
  FVO securities.............................................       --          9         --               9
  Derivative assets: (2)
   Interest rate.............................................       --      1,011         23           1,034
   Foreign currency exchange rate............................       --         77         --              77
   Credit....................................................       --         32          6              38
   Equity market.............................................       --        305          6             311
                                                              -------- ---------- ----------    ------------
     Total derivative assets.................................       --      1,425         35           1,460
                                                              -------- ---------- ----------    ------------
      Total other invested assets............................       --      1,434         35           1,469
Net embedded derivatives within asset host contracts (3).....       --         --        912             912
Separate account assets (4)..................................      259     97,368        153          97,780
                                                              -------- ---------- ----------    ------------
      Total assets........................................... $  5,101 $  140,283 $    4,107    $    149,491
                                                              ======== ========== ==========    ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      3 $      574 $       12    $        589
  Foreign currency exchange rate.............................       --         90         --              90
  Credit.....................................................       --          1         --               1
  Equity market..............................................        3         64         94             161
                                                              -------- ---------- ----------    ------------
   Total derivative liabilities..............................        6        729        106             841
                                                              -------- ---------- ----------    ------------
Net embedded derivatives within liability host contracts (3).       --         --    (1,211)         (1,211)
Long-term debt of CSEs.......................................       --      1,461         --           1,461
                                                              -------- ---------- ----------    ------------
      Total liabilities...................................... $      6 $    2,190 $  (1,105)    $      1,091
                                                              ======== ========== ==========    ============

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                                                           December 31, 2012
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                              Level 1   Level 2   Level 3    Fair Value
                                                              -------- ---------- -------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $     -- $   17,461 $  1,434     $    18,895
  Foreign corporate..........................................       --      8,577      868           9,445
  U.S. Treasury and agency...................................    5,082      3,782       --           8,864
  RMBS.......................................................       --      5,460      278           5,738
  State and political subdivision............................       --      2,304       25           2,329
  ABS........................................................       --      1,910      343           2,253
  CMBS.......................................................       --      2,231      125           2,356
  Foreign government.........................................       --      1,085        3           1,088
                                                              -------- ---------- --------     -----------
    Total fixed maturity securities..........................    5,082     42,810    3,076          50,968
                                                              -------- ---------- --------     -----------
Equity securities:
  Non-redeemable preferred stock.............................       --         47       93             140
  Common stock...............................................       70         81       26             177
                                                              -------- ---------- --------     -----------
    Total equity securities..................................       70        128      119             317
                                                              -------- ---------- --------     -----------
Short-term investments (1)...................................    1,233      1,285       13           2,531
Mortgage loans held by CSEs -- FVO...........................       --      2,666       --           2,666
Other invested assets:
  FVO securities.............................................       --          9       --               9
  Derivative assets: (2)
    Interest rate............................................       --      1,643      148           1,791
    Foreign currency exchange rate...........................       --         76       --              76
    Credit...................................................       --         13       10              23
    Equity market............................................       --        469       11             480
                                                              -------- ---------- --------     -----------
     Total derivative assets.................................       --      2,201      169           2,370
                                                              -------- ---------- --------     -----------
       Total other invested assets...........................       --      2,210      169           2,379
Net embedded derivatives within asset host contracts (3).....       --         --    3,551           3,551
Separate account assets (4)..................................      201     85,772      141          86,114
                                                              -------- ---------- --------     -----------
       Total assets.......................................... $  6,586 $  134,871 $  7,069     $   148,526
                                                              ======== ========== ========     ===========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      7 $      767 $     29     $       803
  Foreign currency exchange rate.............................       --         67       --              67
  Credit.....................................................       --          3       --               3
  Equity market..............................................       27          8       62              97
                                                              -------- ---------- --------     -----------
    Total derivative liabilities.............................       34        845       91             970
                                                              -------- ---------- --------     -----------
Net embedded derivatives within liability host contracts (3).       --         --    1,261           1,261
Long-term debt of CSEs.......................................       --      2,559       --           2,559
                                                              -------- ---------- --------     -----------
       Total liabilities..................................... $     34 $    3,404 $  1,352     $     4,790
                                                              ======== ========== ========     ===========

--------

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented primarily within PABs and other liabilities in the consolidated balance sheets. At December 31, 2013 and 2012, equity securities also included embedded derivatives of ($30) million and ($14) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to MetLife Insurance Company of Connecticut's Audit Committee regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

  fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 11% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments and Long-term Debt of CSEs

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of long-term debt of CSEs is determined on a basis consistent with the methodologies described herein for securities.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of RMBS, ABS and CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

    Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, ABS and CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Common and non-redeemable preferred stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

   Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Mortgage Loans Held by CSEs -- FVO

    The Company consolidates certain securitization entities that hold commercial mortgage loans.

  Level 2 Valuation Techniques and Key Inputs:

    These investments are principally valued using the market approach. The principal market for these investments is the securitization market. The Company uses the quoted securitization market price of the obligations of the CSEs to determine the estimated fair value of these commercial loan portfolios. These market prices are determined principally by independent pricing services using observable inputs.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt of CSEs." Also included are certain mutual funds without readily determinable fair values, as prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt of CSEs." Also included are other limited partnership interests, which are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables that may impact the exit value of the particular partnership interest.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

 valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

   Equity market

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   Interest rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and basis curves.

   Credit

     Non-option-based. Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   Equity market

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

 Embedded Derivatives

   Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   The Company assumed, from an affiliated insurance company, the risk associated with certain GMIBs. These embedded derivatives are included in other policy-related balances in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these assumed risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

   The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments and Long-term Debt of CSEs." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and Assumed Guaranteed Minimum Benefits" and also include counterparty credit spreads.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012, transfers between Levels 1 and 2 were not significant.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments or credit spreads.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                                December 31, 2013
                                                                                           ---------------------------
                                       Valuation                   Significant                                Weighted
                                      Techniques               Unobservable Inputs              Range        Average (1)
                                ------------------------    ---------------------------    ---------------   -----------
Fixed maturity securities: (3)
 U.S. corporate and              Matrix pricing              Delta spread                     (10) -     240      51
  foreign corporate............                                adjustments (4)
                                                             Illiquidity premium (4)           30  -      30      30
                                                             Credit spreads (4)              (112) -     538     208
                                                             Offered quotes (5)                99  -     100     100
..                                Consensus pricing           Offered quotes (5)                33  -     103      87
                                -----------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and          Credit spreads (4)               (96) -   2,406     295
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 10  -     100      95
                                 Consensus pricing           Offered quotes (5)                78  -     100      95
                                -----------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and          Credit spreads (4)               341  -   1,879     746
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 97  -     104     101
                                 Consensus pricing           Offered quotes (5)               101  -     101     101
                                -----------------------------------------------------------------------------------------
 ABS...........................  Matrix pricing and          Credit spreads (4)                30  -     875     319
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 --  -     104     101
                                 Consensus pricing           Offered quotes (5)                58  -     106      98
                                -----------------------------------------------------------------------------------------
Derivatives:
 Interest rate.................  Present value               Swap yield (7)                   248  -     450
                                   techniques
                                -----------------------------------------------------------------------------------------
 Credit........................  Present value               Credit spreads (8)                98  -     100
                                   techniques
                                 Consensus pricing           Offered quotes (9)
                                -----------------------------------------------------------------------------------------
 Equity market.................  Present value               Volatility (10)                  17%  -     28%
                                   techniques
                                -----------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded                Option pricing              Mortality rates:
  guaranteed minimum               techniques                   Ages 0 - 40                    0%  -   0.10%
  benefits.....................
                                                                Ages 41 - 60                0.04%  -   0.65%
                                                                Ages 61 - 115               0.26%  -    100%
                                                             Lapse rates:
                                                                Durations 1 - 10            0.50%  -    100%
                                                                Durations 11 - 20              3%  -    100%
                                                                Durations 21 - 116             3%  -    100%
                                                             Utilization rates                20%  -     50%
                                                             Withdrawal rates               0.07%  -     10%
                                                             Long-term equity              17.40%  -     25%
                                                               volatilities
                                                             Nonperformance                 0.03%  -   0.44%
                                                               risk spread
                                -----------------------------------------------------------------------------------------

                                                                                                December 31, 2012
                                                                                           ---------------------------
                                       Valuation                   Significant                                Weighted
                                      Techniques               Unobservable Inputs              Range        Average (1)
                                ------------------------    ---------------------------    ---------------   -----------
Fixed maturity securities: (3)
 U.S. corporate and              Matrix pricing              Delta spread                       9  -     500     105
  foreign corporate............                                adjustments (4)
                                                             Illiquidity premium (4)           30  -      30      30
                                                             Credit spreads (4)              (157) -     876     282
                                                             Offered quotes (5)               100  -     100     100
..                                Consensus pricing           Offered quotes (5)                35  -     555      96
                                -----------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and          Credit spreads (4)                40  -   2,367     436
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                100  -     100     100
                                 Consensus pricing           Offered quotes (5)
                                -----------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and          Credit spreads (4)                10  -   9,164     413
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                100  -     104     102
                                 Consensus pricing           Offered quotes (5)
                                -----------------------------------------------------------------------------------------
 ABS...........................  Matrix pricing and          Credit spreads (4)                --  -     900     152
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)                 97  -     102     100
                                 Consensus pricing           Offered quotes (5)                50  -     111     100
                                -----------------------------------------------------------------------------------------
Derivatives:
 Interest rate.................  Present value               Swap yield (7)                   221  -     353
                                   techniques
                                -----------------------------------------------------------------------------------------
 Credit........................  Present value               Credit spreads (8)               100  -     100
                                   techniques
                                 Consensus pricing           Offered quotes (9)
                                -----------------------------------------------------------------------------------------
 Equity market.................  Present value               Volatility (10)                  18%  -     26%
                                   techniques
                                -----------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded                Option pricing              Mortality rates:
  guaranteed minimum               techniques                   Ages 0 - 40                    0%  -   0.10%
  benefits.....................
                                                                Ages 41 - 60                0.05%  -   0.64%
                                                                Ages 61 - 115               0.32%  -    100%
                                                             Lapse rates:
                                                                Durations 1 - 10            0.50%  -    100%
                                                                Durations 11 - 20              3%  -    100%
                                                                Durations 21 - 116             3%  -    100%
                                                             Utilization rates                20%  -     50%
                                                             Withdrawal rates               0.07%  -     10%
                                                             Long-term equity              17.40%  -     25%
                                                               volatilities
                                                             Nonperformance                 0.10%  -   0.67%
                                                               risk spread
                                -----------------------------------------------------------------------------------------

                                                                                             Impact of
                                                                                            Increase in
                                                                                             Input on
                                       Valuation                   Significant               Estimated
                                      Techniques               Unobservable Inputs         Fair Value (2)
                                ------------------------    ---------------------------    --------------
Fixed maturity securities: (3)
 U.S. corporate and              Matrix pricing              Delta spread                    Decrease
  foreign corporate............                                adjustments (4)
                                                             Illiquidity premium (4)         Decrease
                                                             Credit spreads (4)              Decrease
                                                             Offered quotes (5)              Increase
..                                Consensus pricing           Offered quotes (5)              Increase
                                --------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and          Credit spreads (4)            Decrease (6)
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)             Increase (6)
                                 Consensus pricing           Offered quotes (5)            Increase (6)
                                --------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and          Credit spreads (4)            Decrease (6)
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)             Increase (6)
                                 Consensus pricing           Offered quotes (5)            Increase (6)
                                --------------------------------------------------------------------------
 ABS...........................  Matrix pricing and          Credit spreads (4)            Decrease (6)
                                   discounted cash flow
                                 Market pricing              Quoted prices (5)             Increase (6)
                                 Consensus pricing           Offered quotes (5)            Increase (6)
                                --------------------------------------------------------------------------
Derivatives:
 Interest rate.................  Present value               Swap yield (7)                Increase (11)
                                   techniques
                                --------------------------------------------------------------------------
 Credit........................  Present value               Credit spreads (8)            Decrease (8)
                                   techniques
                                 Consensus pricing           Offered quotes (9)
                                --------------------------------------------------------------------------
 Equity market.................  Present value               Volatility (10)               Increase (11)
                                   techniques
                                --------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded                Option pricing              Mortality rates:
  guaranteed minimum               techniques                   Ages 0 - 40                Decrease (12)
  benefits.....................
                                                                Ages 41 - 60               Decrease (12)
                                                                Ages 61 - 115              Decrease (12)
                                                             Lapse rates:
                                                                Durations 1 - 10           Decrease (13)
                                                                Durations 11 - 20          Decrease (13)
                                                                Durations 21 - 116         Decrease (13)
                                                             Utilization rates             Increase (14)
                                                             Withdrawal rates                      (15)
                                                             Long-term equity              Increase (16)
                                                               volatilities
                                                             Nonperformance                Decrease (17)
                                                               risk spread
                                --------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Represents the risk quoted in basis points of a credit default event on the underlying instrument. The range being provided is a single quoted spread in the valuation model. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(9)At both December 31, 2013 and 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(10)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

   contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(16)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(17)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ---------------------------------------------------------------------------------
                                                                     Fixed Maturity Securities:
                                          ---------------------------------------------------------------------------------
                                                                                      State and
                                            U.S.     Foreign  U.S. Treasury           Political                  Foreign
                                          Corporate Corporate  and Agency     RMBS   Subdivision  ABS    CMBS   Government
                                          --------- --------- ------------- -------- ----------- ------ ------- -----------
                                                                            (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $  1,434  $    868    $        -- $    278  $      25  $  343 $   125 $         3
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        7        --             --        1         --       1       1          --
   Net investment gains (losses).........       --       (7)             --      (1)         --       2      --          --
   Net derivative gains (losses).........       --        --             --       --         --      --      --          --
  OCI....................................     (39)       (5)             --       13         --     (5)       3          --
Purchases (3)............................      150        53             --      170         --     184      37          --
Sales (3)................................    (243)     (129)             --     (49)        (2)    (53)    (71)         (3)
Issuances (3)............................       --        --             --       --         --      --      --          --
Settlements (3)..........................       --        --             --       --         --      --      --          --
Transfers into Level 3 (4)...............      218        30             --       14         --      --      --          --
Transfers out of Level 3 (4).............    (279)      (76)             --      (4)       (23)    (53)    (23)          --
                                          --------  --------    ----------- --------  ---------  ------ ------- -----------
Balance at December 31,.................. $  1,248  $    734    $        -- $    422  $      --  $  419 $    72 $        --
                                          ========  ========    =========== ========  =========  ====== ======= ===========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      7  $     --    $        -- $      1  $      --  $   -- $    -- $        --
  Net investment gains (losses).......... $     --  $    (3)    $        -- $     --  $      --  $   -- $    -- $        --
  Net derivative gains (losses).......... $     --  $     --    $        -- $     --  $      --  $   -- $    -- $        --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ----------------------------------------------------------------------------------
                                          Equity Securities:               Net Derivatives: (6)
                                          -------------------             -----------------------
                                             Non-
                                          redeemable                                                    Net        Separate
                                          Preferred   Common  Short-term  Interest        Equity     Embedded      Account
                                            Stock     Stock   Investments   Rate   Credit Market  Derivatives (7) Assets (8)
                                          ---------- -------- ----------- -------- ------ ------- --------------- ----------
                                                                            (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $       93 $     26 $       13  $   119  $   10 $  (51)   $       2,290  $    141
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................         --       --         --       --      --      --              --        --
   Net investment gains (losses).........         --        8         --       --      --      --              --         6
   Net derivative gains (losses).........         --       --         --     (16)     (4)    (40)             108        --
  OCI....................................         12        7         --     (58)      --      --              --        --
Purchases (3)............................          3        2         --       --      --      --              --         9
Sales (3)................................       (27)     (12)       (13)       --      --      --              --       (6)
Issuances (3)............................         --       --         --       --      --      --              --        --
Settlements (3)..........................         --       --         --     (19)      --       3            (59)        --
Transfers into Level 3 (4)...............         --       --         --       --      --      --              --         3
Transfers out of Level 3 (4).............         --       --         --     (15)      --      --              --        --
                                          ---------- -------- ----------  -------  ------ -------   -------------  --------
Balance at December 31,.................. $       81 $     31 $       --  $    11  $    6 $  (88)   $       2,123  $    153
                                          ========== ======== ==========  =======  ====== =======   =============  ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $       -- $     -- $       --  $    --  $   -- $    --   $          --  $     --
  Net investment gains (losses).......... $      (3) $    (2) $       --  $    --  $   -- $    --   $          --  $     --
  Net derivative gains (losses).......... $       -- $     -- $       --  $   (8)  $  (4) $  (36)   $        (83)  $     --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          -------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          -------------------------------------------------------------------------------
                                                                 U.S.               State and
                                            U.S.     Foreign   Treasury             Political                  Foreign
                                          Corporate Corporate and Agency    RMBS   Subdivision  ABS    CMBS   Government
                                          --------- --------- ----------- -------- ----------- ------ ------- -----------
                                                                           (In millions)
Year Ended December 31, 2012:
Balance at January 1,.................... $  1,432  $    580  $        -- $    239  $      23  $  220 $   147 $         2
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        7        --           --       --         --      --      --          --
   Net investment gains (losses).........       --      (24)           --      (4)         --      --     (1)          --
   Net derivative gains (losses).........       --        --           --       --         --      --      --          --
  OCI....................................       66        44           --       39          2       8       6           1
Purchases (3)............................      227       269           --       61         --     148      22          --
Sales (3)................................    (183)      (56)           --     (63)         --    (15)    (71)          --
Issuances (3)............................       --        --           --       --         --      --      --          --
Settlements (3)..........................       --        --           --       --         --      --      --          --
Transfers into Level 3 (4)...............       76        68           --        6         --      --      39          --
Transfers out of Level 3 (4).............    (191)      (13)           --       --         --    (18)    (17)          --
                                          --------  --------  ----------- --------  ---------  ------ ------- -----------
Balance at December 31,.................. $  1,434  $    868  $        -- $    278  $      25  $  343 $   125 $         3
                                          ========  ========  =========== ========  =========  ====== ======= ===========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      7  $      1  $        -- $     --  $      --  $   -- $    -- $        --
  Net investment gains (losses).......... $     --  $   (16)  $        -- $    (2)  $      --  $   -- $    -- $        --
  Net derivative gains (losses).......... $     --  $     --  $        -- $     --  $      --  $   -- $    -- $        --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                    -----------------------------------------------------------------------------------
                                    Equity Securities:                Net Derivatives: (6)
                                    -------------------             ------------------------
                                       Non-
                                    redeemable                                                                Separate
                                    Preferred   Common  Short-term  Interest         Equity   Net Embedded    Account
                                      Stock     Stock   Investments   Rate   Credit  Market  Derivatives (7) Assets (8)
                                    ---------- -------- ----------- -------- ------ -------- --------------- ----------
                                                                       (In millions)
Year Ended December 31, 2012:
Balance at January 1,.............. $       76 $     21  $       10  $  174  $ (1)  $     43   $       1,009   $    130
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income...........         --       --          --      --     --        --              --         --
   Net investment gains (losses)...         --      (2)          --      --     --        --              --         16
   Net derivative gains (losses)...         --       --          --       1     10      (91)           1,296         --
 OCI...............................         20        9          --       1     --        --              --         --
Purchases (3)......................         --       --          13      --     --        --              --          1
Sales (3)..........................        (3)      (2)        (10)      --     --        --              --        (5)
Issuances (3)......................         --       --          --    (10)     --        --              --         --
Settlements (3)....................         --       --          --    (47)     --       (3)            (15)         --
Transfers into Level 3 (4).........         --       --          --      --     --        --              --          1
Transfers out of Level 3 (4).......         --       --          --      --      1        --              --        (2)
                                    ---------- --------  ----------  ------  -----  --------   -------------   --------
Balance at December 31,............ $       93 $     26  $       13  $  119  $  10  $   (51)   $       2,290   $    141
                                    ========== ========  ==========  ======  =====  ========   =============   ========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
 Net investment income............. $       -- $     --  $       --  $   --  $  --  $     --   $          --   $     --
 Net investment gains (losses)..... $       -- $    (4)  $       --  $   --  $  --  $     --   $          --   $     --
 Net derivative gains (losses)..... $       -- $     --  $       --  $    3  $  11  $   (88)   $       1,305   $     --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          --------------------------------------------------------------------------------
                                                                     Fixed Maturity Securities:
                                          --------------------------------------------------------------------------------
                                                                                      State and
                                            U.S.     Foreign  U.S. Treasury           Political                 Foreign
                                          Corporate Corporate  and Agency     RMBS   Subdivision  ABS    CMBS  Government
                                          --------- --------- ------------- -------- ----------- ------ ------ -----------
                                                                           (In millions)
Year Ended December 31, 2011:
Balance at January 1,....................  $  1,510  $    880   $        34 $    282    $     32 $  321 $  130 $        14
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................         6         1            --        1          --     --     --          --
   Net investment gains (losses).........        32      (20)            --      (5)          --    (6)     --          --
   Net derivative gains (losses).........        --        --            --       --          --     --     --          --
  OCI....................................        80        22            --      (9)         (8)      8     19          --
Purchases (3)............................        76       282            --       16          --    166     17          --
Sales (3)................................     (175)     (515)            --     (34)         (1)   (46)   (19)        (12)
Issuances (3)............................        --        --            --       --          --     --     --          --
Settlements (3)..........................        --        --            --       --          --     --     --          --
Transfers into Level 3 (4)...............        40         3            --        1          --     --     --          --
Transfers out of Level 3 (4).............     (137)      (73)          (34)     (13)          --  (223)     --          --
                                           --------  --------   ----------- --------    -------- ------ ------ -----------
Balance at December 31,..................  $  1,432  $    580   $        -- $    239    $     23 $  220 $  147 $         2
                                           ========  ========   =========== ========    ======== ====== ====== ===========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income..................  $      6  $      1   $        -- $      1    $     -- $   -- $   -- $        --
  Net investment gains (losses)..........  $     --  $    (9)   $        -- $    (5)    $     -- $  (2) $   -- $        --
  Net derivative gains (losses)..........  $     --  $     --   $        -- $     --    $     -- $   -- $   -- $        --

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ---------------------------------------------------------------------------------
                                          Equity Securities:              Net Derivatives: (6)
                                          ------------------             -----------------------
                                             Non-
                                          redeemable                                                              Separate
                                          Preferred  Common  Short-term  Interest         Equity  Net Embedded    Account
                                            Stock    Stock   Investments   Rate   Credit  Market Derivatives (7) Assets (8)
                                          ---------- ------- ----------- -------- ------- ------ --------------- ----------
                                                                      (In millions)
Year Ended December 31, 2011:
Balance at January 1,....................  $     214 $    22  $      173  $ (61)  $    11 $  12     $        677   $    133
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................         --      --          --      --       --    --               --         --
   Net investment gains (losses).........       (24)       2         (1)      --       --    --               --        (7)
   Net derivative gains (losses).........         --      --          --      50     (10)    32              254         --
  OCI....................................          1     (6)          --     199       --    --               --         --
Purchases (3)............................         --       9          10      --       --     3               --          5
Sales (3)................................      (115)     (6)       (172)      --       --    --               --        (1)
Issuances (3)............................         --      --          --      --      (1)   (4)               --         --
Settlements (3)..........................         --      --          --    (13)      (1)    --               78         --
Transfers into Level 3 (4)...............         --      --          --     (1)       --    --               --         --
Transfers out of Level 3 (4).............         --      --          --      --       --    --               --         --
                                           --------- -------  ----------  ------  ------- -----     ------------   --------
Balance at December 31,..................  $      76 $    21  $       10  $  174  $   (1) $  43     $      1,009   $    130
                                           ========= =======  ==========  ======  ======= =====     ============   ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income..................  $      -- $    --  $       --  $   --  $    -- $  --     $         --   $     --
  Net investment gains (losses)..........  $     (3) $    --  $       --  $   --  $    -- $  --     $         --   $     --
  Net derivative gains (losses)..........  $      -- $    --  $       --  $   39  $  (10) $  33     $        256   $     --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)

 Fair Value Option

   The following table presents information for certain assets and liabilities of CSEs, which are accounted for under the FVO. These assets and liabilities were initially measured at fair value.

                                                                             December 31,
                                                                           -----------------
                                                                              2013     2012
                                                                           -------- --------
                                                                             (In millions)
Assets: (1)
Unpaid principal balance.................................................. $  1,528 $  2,539
Difference between estimated fair value and unpaid principal balance......       70      127
                                                                           -------- --------
 Carrying value at estimated fair value................................... $  1,598 $  2,666
                                                                           ======== ========
Liabilities: (1)
Contractual principal balance............................................. $  1,436 $  2,444
Difference between estimated fair value and contractual principal balance.       25      115
                                                                           -------- --------
 Carrying value at estimated fair value................................... $  1,461 $  2,559
                                                                           ======== ========

--------

(1)These assets and liabilities are comprised of commercial mortgage loans and long-term debt. Changes in estimated fair value on these assets and liabilities and gains or losses on sales of these assets are recognized in net investment gains (losses). Interest income on commercial mortgage loans held by CSEs -- FVO is recognized in net investment income. Interest expense from long-term debt of CSEs -- FVO is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level
3).

                                                  At December 31,          Years Ended December 31,
                                         -------------------------------- --------------------------
                                           2013      2012        2011       2013     2012     2011
                                         --------  --------   ----------- -------- --------- -------
                                         Carrying Value After Measurement       Gains (Losses)
                                         -------------------------------- --------------------------
                                                          (In millions)
Mortgage loans, net (1)................. $   36     $   65     $     8    $    (4) $       4 $     8
Other limited partnership interests (2). $    5     $    6     $     5    $    (6) $     (3) $   (2)
Real estate joint ventures (3).......... $    1     $    2     $    --    $    (1) $     (3) $    --
Goodwill (4)............................ $   --     $   --     $    --    $   (66) $   (394) $    --

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(3)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next one to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(4)As discussed in Note 10, in 2013, the Company recorded an impairment of goodwill associated with the Retail Life & Other reporting unit. In addition, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. These impairments have been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2013
                                     --------------------------------------------------------------
                                                       Fair Value Hierarchy
                                               ------------------------------------
                                     Carrying                                       Total Estimated
                                      Value        Level 1     Level 2     Level 3    Fair Value
                                     --------- ----------- ----------- ------------ ---------------
                                                             (In millions)
Assets
Mortgage loans...................... $   6,120 $        -- $        -- $      6,427  $      6,427
Policy loans........................ $   1,219 $        -- $       872 $        407  $      1,279
Real estate joint ventures.......... $      55 $        -- $        -- $         98  $         98
Other limited partnership interests. $      78 $        -- $        -- $         89  $         89
Other invested assets............... $     931 $        -- $       995 $         --  $        995
Premiums, reinsurance and other
 receivables........................ $   5,928 $        -- $        24 $      6,282  $      6,306
Liabilities
PABs................................ $  20,875 $        -- $        -- $     21,987  $     21,987
Long-term debt...................... $     790 $        -- $     1,009 $         --  $      1,009
Other liabilities................... $     258 $        -- $        96 $        162  $        258
Separate account liabilities........ $   1,448 $        -- $     1,448 $         --  $      1,448

                                                           December 31, 2012
                                     --------------------------------------------------------------
                                                       Fair Value Hierarchy
                                               ------------------------------------
                                     Carrying                                       Total Estimated
                                      Value        Level 1     Level 2     Level 3    Fair Value
                                     --------- ----------- ----------- ------------ ---------------
                                                             (In millions)
Assets
Mortgage loans...................... $   6,491 $        -- $        -- $      7,009  $      7,009
Policy loans........................ $   1,216 $        -- $       861 $        450  $      1,311
Real estate joint ventures.......... $      59 $        -- $        -- $        101  $        101
Other limited partnership interests. $      94 $        -- $        -- $        103  $        103
Other invested assets............... $     432 $        -- $       548 $         --  $        548
Premiums, reinsurance and other
 receivables........................ $   6,015 $        -- $        86 $      6,914  $      7,000
Liabilities
PABs................................ $  22,613 $        -- $        -- $     24,520  $     24,520
Long-term debt...................... $     791 $        -- $     1,076 $         --  $      1,076
Other liabilities................... $     237 $        -- $        81 $        156  $        237
Separate account liabilities........ $   1,296 $        -- $     1,296 $         --  $      1,296

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

  These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Fair Value (continued)


   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled and funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

10. Goodwill

  Goodwill is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Goodwill (continued)

In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  During the 2013 annual goodwill impairment tests, the market multiple and discounted cash flow valuation techniques indicated that the fair value of the Retail Life & Other reporting unit was below its carrying value. Due to these results, an actuarial appraisal, which estimates the net worth of the reporting unit, the value of existing business and the value of new business, was also performed. This appraisal also resulted in a fair value of the Retail Life & Other reporting unit that was less than the carrying value, indicating a potential for goodwill impairment. An increase in required reserves on universal life products with secondary guarantees, together with modifications to financial reinsurance treaty terms, was reflected in the fair value estimate. In addition, decreased future sales assumptions reflected in the valuation were driven by the discontinuance of certain sales of universal life products with secondary guarantees by the Company. Accordingly, the Company performed Step 2 of the goodwill impairment process, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment. The Company determined that all of the recorded goodwill associated with the Retail Life & Other reporting unit was not recoverable and recorded a non-cash charge of $66 million ($57 million, net of income tax) for the impairment of the entire goodwill balance in the consolidated statements of operations for the year ended December 31, 2013. The full amount was impaired at MetLife Insurance Company of Connecticut.

  In addition, the Company performed its annual goodwill impairment test of its Corporate Benefit Funding reporting unit using a market multiple valuation approach and concluded that the fair value of such reporting unit was in excess of its carrying value and, therefore, goodwill was not impaired.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Goodwill (continued)


  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                            Corporate
                                             Benefit   Corporate
                                    Retail   Funding  & Other (1)  Total
                                   -------- --------- ----------- --------
                                                (In millions)
     Balance at January 1, 2012
     Goodwill..................... $    241  $  307    $    405   $    953
     Accumulated impairment.......       --      --          --         --
                                   --------  ------    --------   --------
      Total goodwill, net......... $    241  $  307    $    405   $    953

     Impairments (2)..............    (218)      --       (176)      (394)

     Balance at December 31, 2012
     Goodwill..................... $    241  $  307    $    405   $    953
     Accumulated impairment.......    (218)      --       (176)      (394)
                                   --------  ------    --------   --------
      Total goodwill, net......... $     23  $  307    $    229   $    559
     Impairments                       (23)      --        (43)       (66)
     Balance at December 31, 2013.
     Goodwill..................... $    241  $  307    $    405   $    953
     Accumulated impairment.......    (241)      --       (219)      (460)
                                   --------  ------    --------   --------
      Total goodwill, net......... $     --  $  307    $    186   $    493
                                   ========  ======    ========   ========

--------

(1)For purposes of goodwill impairment testing, the $229 million of net goodwill in Corporate & Other at December 31, 2012, which resulted from goodwill acquired as part of the 2005 Travelers acquisition, was allocated to business units of the Retail and Corporate Benefit Funding segments in the amounts of $43 million and $186 million, respectively. As reflected in the table, the $43 million related to the Retail segment was impaired for the year ended December 31, 2013.

(2)In connection with its annual goodwill impairment testing, the Company determined that all of the recorded goodwill associated with the Retail Annuities reporting unit was not recoverable and recorded a non-cash charge of $394 million ($147 million, net of income tax) for the impairment of the entire goodwill balance in the consolidated statements of operations for the year ended December 31, 2012. Of this amount, $327 million ($80 million, net of income tax) was impaired at MetLife Insurance Company of Connecticut.

11. Debt

  Long-term debt outstanding was as follows:

                                                            December 31,
                                        Interest          -----------------
                                          Rate   Maturity   2013     2012
                                        -------- -------- -------- --------
                                                            (In millions)
    Surplus notes -- affiliated........   8.60%      2038 $    750 $    750
    Long-term debt -- unaffiliated (1).   7.03%      2030       40       41
                                                          -------- --------
     Total long-term debt (2)..........                   $    790 $    791
                                                          ======== ========

--------

(1)Principal and interest is paid quarterly.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Debt (continued)


(2)Excludes $1.5 billion and $2.6 billion of long-term debt relating to CSEs at December 31, 2013 and 2012, respectively. See Note 7.

  The aggregate maturities of long-term debt at December 31, 2013 are $1 million in each of 2014, 2015, 2016, and 2017, $2 million in 2018 and $784 million thereafter.

  Interest expense related to the Company's indebtedness included in other expenses was $68 million, $68 million and $67 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Payments of interest and principal on the surplus notes, which are subordinate to all other obligations at the operating company level, may be made only with the prior approval of the insurance department of the state of domicile.

12. Equity

Return of Capital

  During the year ended December 31, 2011, Sino-US MetLife Insurance Company Limited ("Sino"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with United MetLife Insurance Company Limited ("United"), another insurance underwriting joint venture of an affiliate of the Company. MetLife Insurance Company of Connecticut's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of Sino compared to the contributed capital and undistributed earnings of all other investees of Sino and United. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, MetLife Insurance Company of Connecticut's investment in Sino-United is based on the carrying value of its investment in Sino. Pursuant to the merger, MetLife Insurance Company of Connecticut entered into an agreement to pay the affiliate an amount based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a return of capital, was paid during the year ended December 31, 2011. MetLife Insurance Company of Connecticut's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

Common Stock

  The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which were outstanding at both December 31, 2013 and 2012. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MetLife Investors Group, Inc.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)

specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for MetLife Insurance Company of Connecticut and its U.S. insurance subsidiary, MLI-USA, were in excess of 400% for all periods presented.

  MetLife Insurance Company of Connecticut and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile or applicable foreign jurisdiction. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MetLife Insurance Company of Connecticut and MLI-USA.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of MetLife Insurance Company of Connecticut, a Connecticut domiciled insurer, was $790 million, $848 million and $46 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $4.8 billion and $5.3 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Connecticut Insurance Department.

  Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was $209 million, $84 million and $178 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $1.9 billion and $1.7 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Delaware Department of Insurance.

  As of December 31, 2013, MetLife Insurance Company of Connecticut's sole foreign insurance subsidiary, MetLife Assurance Limited ("MAL") was regulated by authorities in the United Kingdom and was subject to minimum capital and solvency requirements before corrective action commences. The required capital and surplus was $165 million and the actual regulatory capital and surplus was $573 million as of the date of the most recent capital adequacy calculation for the jurisdiction. MAL exceeded these minimum capital and solvency requirements for all other periods presented. See Note 17 for additional information on MAL.

Dividend Restrictions

  Under Connecticut State Insurance Law, MetLife Insurance Company of Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its stockholders as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)

of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Insurance Company of Connecticut will be permitted to pay a dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance (the "Connecticut Commissioner") and the Connecticut Commissioner either approves the distribution of the dividend or does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)" reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2013, MetLife Insurance Company of Connecticut paid a dividend to its stockholders in the amount of $1.0 billion. During the year ended December 31, 2012, MetLife Insurance Company of Connecticut paid total dividends of $706 million. During June 2012, the Company distributed all of the issued and outstanding shares of common stock of MetLife Europe to its stockholders as an in-kind extraordinary dividend of $202 million, as calculated on a statutory basis. Regulatory approval for this extraordinary dividend was obtained due to the timing of payment. During December 2012, MetLife Insurance Company of Connecticut paid a dividend to its stockholders in the amount of $504 million, which represented its ordinary dividend capacity at year-end 2012. Due to the June 2012 in -kind dividend, a portion of this was extraordinary and regulatory approval was obtained. During the years ended December 31, 2011, MetLife Insurance Company of Connecticut paid a dividend of $517 million. Based on amounts at December 31, 2013, MetLife Insurance Company of Connecticut could pay a stockholder dividend in 2014 of $1.0 billion without prior approval of the Connecticut Commissioner.

  Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife Insurance Company of Connecticut as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MetLife Insurance Company of Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance (the "Delaware Commissioner") and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, MLI-USA did not pay dividends to MetLife Insurance Company of Connecticut. Because MLI-USA's statutory unassigned funds were negative at December 31, 2013, MLI-USA cannot pay any dividends in 2014 without prior regulatory approval.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                    Unrealized                       Foreign
                                                 Investment Gains     Unrealized    Currency
                                                 (Losses), Net of   Gains (Losses) Translation
                                                Related Offsets (1) on Derivatives Adjustments   Total
                                                ------------------- -------------- ----------- ----------
                                                                      (In millions)
Balance at December 31, 2010...................      $          412    $      (70)  $    (125) $      217
OCI before reclassifications...................               2,118            356        (16)      2,458
Income tax expense (benefit)...................               (747)          (125)           2      (870)
                                                     --------------    -----------  ---------- ----------
 OCI before reclassifications, net of income
   tax.........................................               1,783            161       (139)      1,805
Amounts reclassified from AOCI.................                (44)            (9)          --       (53)
Income tax expense (benefit)...................                  16              3          --         19
                                                     --------------    -----------  ---------- ----------
 Amounts reclassified from AOCI, net of income
   tax.........................................                (28)            (6)          --       (34)
                                                     --------------    -----------  ---------- ----------
Balance at December 31, 2011...................               1,755            155       (139)      1,771
OCI before reclassifications...................                 945              7          88      1,040
Income tax expense (benefit)...................               (350)            (1)           2      (349)
                                                     --------------    -----------  ---------- ----------
 OCI before reclassifications, net of income
   tax.........................................               2,350            161        (49)      2,462
Amounts reclassified from AOCI.................                (95)            (3)          --       (98)
Income tax expense (benefit)...................                  35              1          --         36
                                                     --------------    -----------  ---------- ----------
 Amounts reclassified from AOCI, net of income
   tax.........................................                (60)            (2)          --       (62)
                                                     --------------    -----------  ---------- ----------
Balance at December 31, 2012...................               2,290            159        (49)      2,400
OCI before reclassifications...................             (2,039)          (193)          28    (2,204)
Income tax expense (benefit)...................                 671             68         (2)        737
                                                     --------------    -----------  ---------- ----------
 OCI before reclassifications, net of income
   tax.........................................                 922             34        (23)        933
Amounts reclassified from AOCI.................                (55)           (11)          --       (66)
Income tax expense (benefit)...................                  18              4          --         22
                                                     --------------    -----------  ---------- ----------
 Amounts reclassified from AOCI, net of income
   tax.........................................                (37)            (7)          --       (44)
                                                     --------------    -----------  ---------- ----------
Balance at December 31, 2013...................      $          885    $        27  $     (23) $      889
                                                     ==============    ===========  ========== ==========

--------

(1)See Note 7 for information on offsets to investments related to insurance liabilities and DAC and VOBA.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                   Statement of Operations and
AOCI Components                                 Amounts Reclassified from AOCI Comprehensive Income (Loss) Location
--------------------------------------------    -----------------------------  ------------------------------------
                                                  Years Ended December 31,
                                                -----------------------------
                                                  2013       2012      2011
                                                ---------  --------- ---------
                                                        (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses).................................... $      48  $      98 $      14 Other net investment gains (losses)
  Net unrealized investment gains
   (losses)....................................        16          6        25 Net investment income
  Net unrealized investment gains
   (losses)....................................         2       (12)        10 Net derivative gains (losses)
  OTTI.........................................      (11)          3       (5) OTTI on fixed maturity securities
                                                ---------  --------- ---------
    Net unrealized investment gains
     (losses), before income tax...............        55         95        44
    Income tax (expense) benefit...............      (18)       (35)      (16)
                                                ---------  --------- ---------
    Net unrealized investment gains
     (losses), net of income tax............... $      37  $      60 $      28
                                                =========  ========= =========
Unrealized gains (losses) on derivatives -
 cash flow hedges:
  Interest rate swaps..........................        --         --         1 Net derivative gains (losses)
  Interest rate forwards.......................         9          1         9 Net derivative gains (losses)
  Interest rate forwards.......................         1          1        -- Net investment income
  Foreign currency swaps.......................        --          1       (2) Net derivative gains (losses)
  Credit forwards..............................        --         --         1 Net derivative gains (losses)
  Credit forwards..............................         1         --        -- Net investment income
                                                ---------  --------- ---------
    Gains (losses) on cash flow hedges,
     before income tax.........................        11          3         9
    Income tax (expense) benefit...............       (4)        (1)       (3)
                                                ---------  --------- ---------
    Gains (losses) on cash flow hedges, net
     of income tax............................. $       7  $       2 $       6
                                                =========  ========= =========
Total reclassifications, net of income tax..... $      44  $      62 $      34
                                                =========  ========= =========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Other Expenses

  Information on other expenses was as follows:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2013     2012      2011
                                                   -------- -------- ----------
                                                          (In millions)
 Compensation..................................... $    352 $    402 $      357
 Commissions......................................      639      939      1,418
 Volume-related costs.............................      138      159        196
 Affiliated interest costs on ceded reinsurance...      212      271        271
 Capitalization of DAC............................    (504)    (886)    (1,365)
 Amortization of DAC and VOBA.....................       50    1,035      1,159
 Interest expense on debt and debt issuance costs.      190      231        389
 Premium taxes, licenses and fees.................       57       63         75
 Professional services............................       41       25         50
 Rent and related expenses........................       31       37         29
 Other............................................      453      444        402
                                                   -------- -------- ----------
  Total other expenses............................ $  1,659 $  2,720 $    2,981
                                                   ======== ======== ==========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense on debt (see Note 11) and interest expense related to CSEs (see Note 7).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC include the impact of affiliated reinsurance transactions. See Notes 6, 11 and 16 for discussion of affiliated expenses included in the table above.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


14. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                                       Years Ended December 31,
                                                              ------------------------------------------
                                                               2013             2012              2011
                                                              ------          --------          --------
                                                                   (In millions)
  Current:
   Federal................................................... $ (41)          $  (235)          $  (157)
   Foreign...................................................      8              (10)               (5)
                                                              ------          --------          --------
     Subtotal................................................   (33)             (245)             (162)
                                                              ------          --------          --------
  Deferred:
   Federal...................................................    242               598               613
   Foreign...................................................     18                19                42
                                                              ------          --------          --------
     Subtotal................................................    260               617               655
                                                              ------          --------          --------
       Provision for income tax expense (benefit)............ $  227          $    372          $    493
                                                              ======          ========          ========

    The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                                       Years Ended December 31,
                                                              ------------------------------------------
                                                               2013             2012              2011
                                                              ------          --------          --------
                                                                   (In millions)
  Income (loss) from continuing operations:
   Domestic.................................................. $  869          $  1,492          $  1,545
   Foreign...................................................     78               (2)               122
                                                              ------          --------          --------
     Total................................................... $  947          $  1,490          $  1,667
                                                              ======          ========          ========

    The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                                       Years Ended December 31,
                                                              ------------------------------------------
                                                               2013             2012              2011
                                                              ------          --------          --------
                                                                   (In millions)
  Tax provision at U.S. statutory rate....................... $  331          $    522          $    583
  Tax effect of:
   Dividend received deduction...............................   (81)              (70)              (69)
   Tax-exempt income.........................................     --               (1)               (2)
   Prior year tax............................................    (4)                 3               (9)
   Tax credits...............................................   (10)               (8)              (11)
   Foreign tax rate differential.............................    (2)                13               (1)
   Change in valuation allowance.............................     --                22               (2)
   Goodwill impairment.......................................     13             (109)                --
   Sale of subsidiary........................................   (24)                --                --
   Other, net................................................      4                --                 4
                                                              ------          --------          --------
     Provision for income tax expense (benefit).............. $  227          $    372          $    493
                                                              ======          ========          ========

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                              December 31,
                                                            --------------------------------------------
                                                                 2013                       2012
                                                            ----------------          ------------------
                                                                           (In millions)
Deferred income tax assets:
 Policyholder liabilities and receivables.................. $          1,282          $              883
 Net operating loss carryforwards..........................               22                          32
 Employee benefits.........................................               --                           3
 Tax credit carryforwards..................................              125                          92
 Other.....................................................                7                          35
                                                            ----------------          ------------------
   Total gross deferred income tax assets..................            1,436                       1,045
 Less: Valuation allowance.................................               --                          25
                                                            ----------------          ------------------
   Total net deferred income tax assets....................            1,436                       1,020
                                                            ----------------          ------------------
Deferred income tax liabilities:
 Investments, including derivatives........................              651                         258
 Net unrealized investment gains...........................              575                       1,336
 DAC and VOBA..............................................            1,543                       1,281
 Other.....................................................               52                          15
                                                            ----------------          ------------------
   Total deferred income tax liabilities...................            2,821                       2,890
                                                            ----------------          ------------------
     Net deferred income tax asset (liability)............. $        (1,385)          $          (1,870)
                                                            ================          ==================

   The following table sets forth the domestic net operating carryforwards for tax purposes at December 31,
 2013:

                                                                             Net Operating Loss
                                                                               Carryforwards
                                                            ------------------------------------------------
                                                                Amount                        Expiration
                                                            ----------------              ------------------
                                                             (In millions)
Domestic................................................... $             64               Beginning in 2028

   Tax credit carryforwards of $125 million at December 31, 2013 will expire beginning in 2015.

   Pursuant to Internal Revenue Service ("IRS") rules, the Company was excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of the Company. In 2011, MetLife Insurance Company of Connecticut and its subsidiaries joined the consolidated return and became a party to the MetLife tax sharing agreement. Prior to 2011, MetLife Insurance Company of Connecticut filed a consolidated tax return with its includable subsidiaries. Non-includable subsidiaries filed either separate individual corporate tax returns or separate consolidated tax returns.

   The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $194 million, $135 million, and $151 million at December 31, 2013, 2012, and 2011, respectively.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Income Tax (continued)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2005. In 2012, the Company and the IRS completed and settled substantially all the issues identified in the audit years of 2005 and 2006. The issues not settled are under review at the IRS Appeals Division.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          ---------------------------
                                                                           2013     2012      2011
                                                                          ------- --------- ---------
                                                                                 (In millions)
Balance at January 1,.................................................... $   (1) $      29 $      38
Additions for tax positions of prior years...............................      25        46        --
Reductions for tax positions of prior years..............................     (1)      (76)       (3)
Additions for tax positions of current year..............................       1         9         2
Reductions for tax positions of current year.............................     (1)       (9)       (8)
                                                                          ------- --------- ---------
Balance at December 31,..................................................     $23 $     (1) $      29
                                                                          ======= ========= =========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    23  $    (1)  $    (3)
                                                                          ======= ========= =========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                   2013    2012    2011
                                                                  ------  ------  -------
                                                                      (In millions)
Interest recognized in the consolidated statements of operations. $    1  $  (9)  $    --

                                                                            December 31,
                                                                          ---------------
                                                                           2013    2012
                                                                          ------  -------
                                                                          (In millions)
Interest included in other liabilities in the consolidated balance sheets $    1  $    --

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Income Tax (continued)


   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $92 million and $70 million, respectively, related to the separate account DRD. The 2013 benefit included a benefit of $11 million related to a true-up of the 2012 tax return. The 2012 benefit included an expense of less than $1 million related to a true-up of the 2011 tax return.

15. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for some of the matters below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2013.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)


  Matters as to Which an Estimate Can Be Made

   For some of the matters discussed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of amounts accrued for these matters was not material for the Company.

  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Unclaimed Property Inquiries

   In April 2012, MetLife, for itself and on behalf of entities including MetLife Insurance Company of Connecticut, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. On December 28, 2012, the West Virginia Treasurer filed an action (West Virginia ex rel. John D. Perdue v. MetLife Insurance Company of Connecticut, Circuit Court of Putnam County) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 14, 2012, the Treasurer filed a substantially identical suit against MLI-USA. On
 December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has filed a notice to appeal the dismissal order. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

   Over the past several years, the Company has faced claims and regulatory inquires and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)


  Summary

   Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2013    2012
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    10 $    19
  Premium tax offsets currently available for paid assessments.      10       2
                                                                ------- -------
                                                                $    20 $    21
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    14 $    37
                                                                ======= =======

   On September 1, 2011, the Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan involves the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also provides additional industry support for certain ELNY policyholders.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)


Commitments

  Commitments to Fund Partnership Investments

    The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $956 million and $1.0 billion at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $147 million and $181 million at December 31, 2013 and 2012, respectively.

  Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments

    The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $57 million and $144 million at December 31, 2013 and 2012, respectively.

  Other Commitments

    The Company has entered into collateral arrangements with affiliates, which require the transfer of collateral in connection with secured demand notes. At December 31, 2013 and 2012, the Company had agreed to fund up to $61 million and $86 million, respectively, of cash upon the request by these affiliates and had transferred collateral consisting of various securities with a fair market value of $74 million and $106 million, respectively, to custody accounts to secure the demand notes. Each of these affiliates is permitted by contract to sell or repledge this collateral.

    See Note 7 "-- Related Party Investment Transactions" for additional other commitments.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, ranging from $36 million to $233 million, with a cumulative maximum of $269 million, in the case of MetLife International Insurance Company, Ltd. ("MLII"), a former affiliate, discussed below. In other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Contingencies, Commitments and Guarantees (continued)

Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  The Company has provided a guarantee on behalf of MLII that is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in-force, representing the maximum potential obligation under this guarantee, was $233 million and $235 million at December 31, 2013 and 2012, respectively. The Company does not hold any collateral related to this guarantee, but has a recorded liability of $1 million that was based on the total account value of the guaranteed policies plus the amounts retained per policy at both December 31, 2013 and 2012. The remainder of the risk was ceded to external reinsurers.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

16. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $1.6 billion, $1.7 billion and $1.9 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $209 million, $179 million and $145 million for the years ended
December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $186 million, $166 million and $136 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company had net payables to affiliates, related to the items discussed above, of $210 million and $109 million at December 31, 2013 and 2012, respectively.

  See Notes 6, 7 and 11 for additional information on related party transactions.

17. Subsequent Event

  On February 14, 2014, a subsidiary of MetLife Insurance Company of Connecticut entered into a definitive agreement to sell its wholly-owned subsidiary, MAL. Beginning in the first quarter of 2014, the Company will account for and report MAL as discontinued operations. MetLife Insurance Company of Connecticut expects to record a charge of between $350 million and $390 million, net of income tax, reflecting the estimated loss on sale, in the first quarter of 2014. The transaction is expected to close in the second quarter of 2014, subject to regulatory approvals and satisfaction of other closing conditions.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2013
                                 (In millions)

                                                                                   Amount at
                                                    Cost or       Estimated Fair Which Shown on
Types of Investments                           Amortized Cost (1)     Value      Balance Sheet
--------------------                           ------------------ -------------- --------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........    $         8,188  $     8,294    $       8,294
   Public utilities...........................              3,966        4,275            4,275
   State and political subdivision securities.              2,147        2,224            2,224
   Foreign government securities..............              1,038        1,122            1,122
   All other corporate bonds..................             19,512       20,478           20,478
                                                  ---------------  -----------    -------------
     Total bonds..............................             34,851       36,393           36,393
 Mortgage-backed and asset-backed securities..              8,214        8,393            8,393
 Redeemable preferred stock...................                412          466              466
                                                  ---------------  -----------    -------------
       Total fixed maturity securities........             43,477       45,252           45,252
                                                  ---------------  -----------    -------------
Equity securities:
Common stock:
 Industrial, miscellaneous and all other......                161          201              201
 Non-redeemable preferred stock...............                236          217              217
                                                  ---------------  -----------    -------------
     Total equity securities..................                397          418              418
                                                  ---------------  -----------    -------------
       Mortgage loans, net....................              7,718                         7,718
Policy loans..................................              1,219                         1,219
Real estate and real estate joint ventures....                754                           754
Other limited partnership interests...........              2,130                         2,130
Short-term investments........................              2,107                         2,107
Other invested assets.........................              2,555                         2,555
                                                  ---------------                 -------------
        Total investments.....................    $        60,357                 $      62,153
                                                  ===============                 =============

--------

(1)Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                        Condensed Financial Information
                             (Parent Company Only)
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                                                  2013
-                                                                                                               ---------
Condensed Balance Sheets
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $28,548 and $32,018, respectively)............................................................................................... $  29,690
  Equity securities available-for-sale, at estimated fair value (cost: $284 and $273, respectively)............       319
  Mortgage loans (net of valuation allowances of $19 and $22, respectively)....................................     4,224
  Policy loans.................................................................................................     1,068
  Real estate and real estate joint ventures...................................................................       419
  Other limited partnership interests..........................................................................     1,318
  Short-term investments, principally at estimated fair value..................................................     1,512
  Investment in subsidiaries...................................................................................     6,099
  Loans to subsidiaries........................................................................................       680
  Other invested assets, principally at estimated fair value...................................................     1,139
                                                                                                                ---------
   Total investments...........................................................................................    46,468
Cash and cash equivalents, principally at estimated fair value.................................................       417
Accrued investment income......................................................................................       287
Premiums, reinsurance and other receivables....................................................................     7,195
Receivables from subsidiaries..................................................................................       858
Deferred policy acquisition costs and value of business acquired...............................................     1,011
Current income tax recoverable.................................................................................        88
Goodwill.......................................................................................................       493
Other assets...................................................................................................       132
Separate account assets........................................................................................    16,036
                                                                                                                ---------
   Total assets................................................................................................ $  72,985
                                                                                                                =========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits......................................................................................... $  19,099
Policyholder account balances..................................................................................    22,387
Other policy-related balances..................................................................................       246
Payables for collateral under securities loaned and other transactions.........................................     4,811
Long-term debt -- affiliated...................................................................................       750
Current income tax payable.....................................................................................        --
Deferred income tax liability..................................................................................        16
Other liabilities..............................................................................................       852
Separate account liabilities...................................................................................    16,036
                                                                                                                ---------
   Total liabilities...........................................................................................    64,197
                                                                                                                ---------
Stockholders' Equity
Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and
 outstanding at December 31, 2013 and 2012.....................................................................        86
Additional paid-in capital.....................................................................................     6,737
Retained earnings..............................................................................................     1,076
Accumulated other comprehensive income (loss)..................................................................       889
                                                                                                                ---------
   Total stockholders' equity..................................................................................     8,788
                                                                                                                ---------
   Total liabilities and stockholders' equity.................................................................. $  72,985
                                                                                                                =========

                                                                                                                  2012
-                                                                                                               ---------
Condensed Balance Sheets
Assets
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $28,548 and $32,018, respectively)............................................................................................... $  35,152
  Equity securities available-for-sale, at estimated fair value (cost: $284 and $273, respectively)............       277
  Mortgage loans (net of valuation allowances of $19 and $22, respectively)....................................     4,703
  Policy loans.................................................................................................     1,086
  Real estate and real estate joint ventures...................................................................       371
  Other limited partnership interests..........................................................................     1,181
  Short-term investments, principally at estimated fair value..................................................     1,833
  Investment in subsidiaries...................................................................................     6,641
  Loans to subsidiaries........................................................................................       305
  Other invested assets, principally at estimated fair value...................................................     1,682
                                                                                                                ---------
   Total investments...........................................................................................    53,231
Cash and cash equivalents, principally at estimated fair value.................................................       553
Accrued investment income......................................................................................       316
Premiums, reinsurance and other receivables....................................................................     7,003
Receivables from subsidiaries..................................................................................       833
Deferred policy acquisition costs and value of business acquired...............................................       789
Current income tax recoverable.................................................................................        --
Goodwill.......................................................................................................       558
Other assets...................................................................................................       140
Separate account assets........................................................................................    15,238
                                                                                                                ---------
   Total assets................................................................................................ $  78,661
                                                                                                                =========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits......................................................................................... $  19,632
Policyholder account balances..................................................................................    24,039
Other policy-related balances..................................................................................       872
Payables for collateral under securities loaned and other transactions.........................................     6,477
Long-term debt -- affiliated...................................................................................       750
Current income tax payable.....................................................................................         3
Deferred income tax liability..................................................................................       266
Other liabilities..............................................................................................       824
Separate account liabilities...................................................................................    15,238
                                                                                                                ---------
   Total liabilities...........................................................................................    68,101
                                                                                                                ---------
Stockholders' Equity
Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and
 outstanding at December 31, 2013 and 2012.....................................................................        86
Additional paid-in capital.....................................................................................     6,718
Retained earnings..............................................................................................     1,356
Accumulated other comprehensive income (loss)..................................................................     2,400
                                                                                                                ---------
   Total stockholders' equity..................................................................................    10,560
                                                                                                                ---------
   Total liabilities and stockholders' equity.................................................................. $  78,661
                                                                                                                =========

        See accompanying notes to the condensed financial information.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                Condensed Financial Information -- (Continued)
                             (Parent Company Only)
             For the Years Ended December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                        2013      2012      2011
                                                                      --------- --------- ---------
Condensed Statements of Operations
Revenues
Premiums............................................................. $     181 $     144 $     148
Universal life and investment-type product policy fees...............       645       662       632
Net investment income................................................     1,797     1,854     1,943
Equity in earnings of subsidiaries...................................       287       773       574
Other revenues.......................................................       147       151       154
Net investment gains (losses)........................................        54        20        14
Net derivative gains (losses)........................................     (105)     (140)       241
                                                                      --------- --------- ---------
 Total revenues......................................................     3,006     3,464     3,706
                                                                      --------- --------- ---------
Expenses
Policyholder benefits and claims.....................................       916       797       755
Interest credited to policyholder account balances...................       618       666       710
Goodwill impairment..................................................        66       327        --
Other expenses.......................................................       499       576       772
                                                                      --------- --------- ---------
 Total expenses......................................................     2,099     2,366     2,237
                                                                      --------- --------- ---------
Income (loss) from continuing operations before provision for income
  tax................................................................       907     1,098     1,469
Provision for income tax expense (benefit)...........................       187      (20)       295
                                                                      --------- --------- ---------
Income (loss) from continuing operations, net of income tax..........       720     1,118     1,174
Income (loss) from discontinued operations, net of income tax........        --         8        --
                                                                      --------- --------- ---------
Net income (loss).................................................... $     720 $   1,126 $   1,174
                                                                      ========= ========= =========
Comprehensive income (loss).......................................... $   (791) $   1,755 $   2,728
                                                                      ========= ========= =========

        See accompanying notes to the condensed financial information.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                Condensed Financial Information -- (Continued)
                             (Parent Company Only)
             For the Years Ended December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                                2013        2012      2011
                                                                            ------------ ---------- ---------
Condensed Statements of Cash Flows
Cash flows from operating activities
  Net cash provided by (used in) operating activities...................... $        957 $    1,184 $     886
Cash flows from investing activities
  Sales, maturities, and repayments of:
    Fixed maturity securities..............................................       14,647     10,714    13,921
    Equity securities......................................................           56         46       163
    Mortgage loans.........................................................        1,154        845       552
    Real estate and real estate joint ventures.............................           58         47        12
    Other limited partnership interests....................................          102        154       159
  Purchases of:
    Fixed maturity securities..............................................     (11,000)   (10,729)  (11,658)
    Equity securities......................................................         (51)       (27)      (22)
    Mortgage loans.........................................................        (648)      (428)     (946)
    Real estate and real estate joint ventures.............................        (129)       (77)      (83)
    Other limited partnership interests....................................        (192)      (179)     (214)
  Cash received in connection with freestanding derivatives................           73        362       375
  Cash paid in connection with freestanding derivatives....................        (644)      (322)     (453)
  Dividends from subsidiaries..............................................           25         --        --
  Returns of capital from subsidiaries.....................................           52         84        49
  Capital contributions to subsidiaries....................................          (3)      (166)     (422)
  Issuances of loans to affiliates.........................................        (375)         --     (305)
  Net change in policy loans...............................................           18         15        26
  Net change in short-term investments.....................................          321      (251)     (487)
  Net change in other invested assets......................................         (39)       (50)      (16)
                                                                            ------------ ---------- ---------
Net cash provided by (used in) investing activities........................        3,425         38       651
                                                                            ------------ ---------- ---------
Cash flows from financing activities
  Policyholder account balances:
    Deposits...............................................................       12,156     11,577    14,151
    Withdrawals............................................................     (13,987)   (12,298)  (15,754)
  Net change in payables for collateral under securities loaned and other
   transactions............................................................      (1,666)        102     (482)
  Financing element on certain derivative instruments......................         (21)         75       127
  Return of capital........................................................           --         --      (47)
  Dividends on common stock................................................      (1,000)      (504)     (517)
                                                                            ------------ ---------- ---------
Net cash provided by (used in) financing activities........................      (4,518)    (1,048)   (2,522)
                                                                            ------------ ---------- ---------
Change in cash and cash equivalents........................................        (136)        174     (985)
Cash and cash equivalents, beginning of year...............................          553        379     1,364
                                                                            ------------ ---------- ---------
Cash and cash equivalents, end of year..................................... $        417 $      553 $     379
                                                                            ============ ========== =========
Supplemental disclosures of cash flow information:
  Net cash paid (received) for:
    Interest............................................................... $         64 $       64 $      64
                                                                            ============ ========== =========
    Income tax............................................................. $        120 $    (194) $    (66)
                                                                            ============ ========== =========
  Non-cash transactions:
    Capital contribution from MetLife, Inc................................. $         19 $       45 $      --
                                                                            ============ ========== =========
    Returns of capital from subsidiaries................................... $         -- $      202 $      --
                                                                            ============ ========== =========
    Capital contributions to subsidiaries.................................. $         16 $       31 $      --
                                                                            ============ ========== =========

        See accompanying notes to the condensed financial information.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule II
                 Notes to the Condensed Financial Information
                             (Parent Company Only)

1. Basis of Presentation

  The condensed financial information of MetLife Insurance Company of Connecticut (the "Parent Company") should be read in conjunction with the consolidated financial statements of MetLife Insurance Company of Connecticut and its subsidiaries and the notes thereto. These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

  The preparation of these condensed unconsolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Support Agreement

  The Parent Company has entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Assurance Limited ("MAL"), a United Kingdom company. Under the agreement, the Parent Company agreed, without limitation as to amount, to cause MAL to have capital and surplus equal to the greater of
(a) (Pounds)50 million, (b) such amount that will be sufficient to provide solvency cover equal to 175% of MAL's capital resources requirement as defined by applicable law and regulation as required by the Financial Services Authority of the United Kingdom (the "FSA") or any successor body, or (c) such amount that will be sufficient to provide solvency cover equal to 125% of MAL's individual capital guidance as defined by applicable law and regulation as required by the FSA or any successor body. As described in Note 17 of the Notes to the Consolidated Financial Statements, a subsidiary of MetLife Insurance Company of Connecticut reached an agreement to sell MAL to a third party. Upon the close of such sale, the Parent Company's obligations under this net worth maintenance agreement will terminate.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                    Future Policy Benefits
                             DAC          and Other        Policyholder
                             and        Policy-Related       Account        Unearned       Unearned
Segment                      VOBA          Balances          Balances   Premiums (1), (2) Revenue (1)
-------------------------- -------- ---------------------- ------------ ----------------- -----------
2013
Retail.................... $  4,698    $         10,345     $  25,499     $           9    $    156
Corporate Benefit Funding.        6              14,270         7,952                --           2
Corporate & Other.........       26               6,540             2                 4          --
                           --------    ----------------     ---------     -------------    --------
 Total.................... $  4,730    $         31,155     $  33,453     $          13    $    158
                           ========    ================     =========     =============    ========
2012
Retail.................... $  3,738    $          9,355     $  28,287     $           9    $    158
Corporate Benefit Funding.        8              15,078         8,688                --           2
Corporate & Other.........       --               6,288             1                 4          --
                           --------    ----------------     ---------     -------------    --------
 Total.................... $  3,746    $         30,721     $  36,976     $          13    $    160
                           ========    ================     =========     =============    ========
2011
Retail.................... $  4,080    $          7,915     $  30,001     $           7    $    184
Corporate Benefit Funding.       13              14,042         8,375                --           2
Corporate & Other.........      128               6,515         3,699                 5          72
                           --------    ----------------     ---------     -------------    --------
 Total.................... $  4,221    $         28,472     $  42,075     $          12    $    258
                           ========    ================     =========     =============    ========

--------

(1)Amounts are included within the future policy benefits and other policy-related balances column.

(2)Includes premiums received in advance.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (Continued)
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                   Policyholder
                                                   Benefits and
                            Premium                 Claims and     Amortization of
                            Revenue      Net     Interest Credited  DAC and VOBA      Other
                           and Policy Investment  to Policyholder    Charged to     Operating
Segment                     Charges     Income   Account Balances  Other Expenses  Expenses (1)
-------------------------- ---------- ---------- ----------------- --------------- ------------
2013
Retail....................  $  2,688   $  1,515    $      1,875      $        44    $   1,341
Corporate Benefit Funding.       219      1,108             855                5           34
Corporate & Other.........        35        229              14                1          234
                            --------   --------    ------------      -----------    ---------
 Total....................  $  2,942   $  2,852    $      2,744      $        50    $   1,609
                            ========   ========    ============      ===========    =========
2012
Retail....................  $  2,716   $  1,434    $      2,031      $     1,023    $   1,381
Corporate Benefit Funding.       658      1,111           1,318               10           36
Corporate & Other.........       148        407             187                2          268
                            --------   --------    ------------      -----------    ---------
 Total....................  $  3,522   $  2,952    $      3,536      $     1,035    $   1,685
                            ========   ========    ============      ===========    =========
2011
Retail....................  $  2,596   $  1,360    $      1,984      $     1,149    $   1,268
Corporate Benefit Funding.     1,105      1,142           1,763                4           36
Corporate & Other.........        83        572             102                6          518
                            --------   --------    ------------      -----------    ---------
 Total....................  $  3,784   $  3,074    $      3,849      $     1,159    $   1,822
                            ========   ========    ============      ===========    =========

--------

(1)Includes other expenses, excluding amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") charged to other expenses.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                              % Amount
                               Gross Amount   Ceded    Assumed  Net Amount Assumed to Net
                               ------------ ---------- -------- ---------- --------------
2013
Life insurance in-force.......  $  466,650  $  424,836 $  7,273 $  49,087         14.8%
                                ==========  ========== ======== =========
Insurance premium
Life insurance................  $    1,327  $      737 $     10 $     600          1.7%
Accident and health insurance.         234         228       --         6           --
                                ----------  ---------- -------- ---------
 Total insurance premium......  $    1,561  $      965 $     10 $     606          1.7%
                                ==========  ========== ======== =========
2012
Life insurance in-force.......  $  428,803  $  391,045 $  7,750 $  45,508         17.0%
                                ==========  ========== ======== =========
Insurance premium
Life insurance................  $    1,815  $      572 $     11 $   1,254          0.9%
Accident and health insurance.         248         241       --         7           --
                                ----------  ---------- -------- ---------
 Total insurance premium......  $    2,063  $      813 $     11 $   1,261          0.9%
                                ==========  ========== ======== =========
2011
Life insurance in-force.......  $  378,153  $  340,477 $  8,085 $  45,761         17.7%
                                ==========  ========== ======== =========
Insurance premium
Life insurance................  $    2,180  $      366 $      7 $   1,821          0.4%
Accident and health insurance.         249         242       --         7           --
                                ----------  ---------- -------- ---------
 Total insurance premium......  $    2,429  $      608 $      7 $   1,828          0.4%
                                ==========  ========== ======== =========

  For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $269.9 billion and $7.3 billion, respectively, and life insurance premiums of $638 million and $
10 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $237.2 billion and $7.8 billion, respectively, and life insurance premiums of $478 million and $11 million, respectively. For the year ended December 31, 2011, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $195.2 billion and $8.1 billion, respectively, and life insurance premiums of $286 million and $ 7 million, respectively.

                       EXETER REASSURANCE COMPANY, LTD.

                             FINANCIAL STATEMENTS

                         AS OF AND FOR THE YEARS ENDED
                       DECEMBER 31, 2013, 2012 AND 2011
                       AND INDEPENDENT AUDITORS' REPORT

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Exeter Reassurance Company, Ltd.:

We have audited the accompanying financial statements of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

OTHER MATTERS

In our report dated April 2, 2014 on the previously issued 2012 financial statements filed with the Cayman Islands Monetary Authority ("CIMA"), we expressed an opinion that the Company's 2012 balance sheet did not fairly present insurance liabilities and, accordingly, did not conform to the presentation required under accounting principles generally accepted in the United States of America. That presentation was based on practices prescribed or permitted by CIMA. As noted in Note 1, in these general purpose financial statements, the Company has changed its presentation of insurance liabilities to conform to accounting principles generally accepted in the United States of America. Accordingly, our present opinion on the 2012 financial statements, as presented herein, is different from that expressed in our previous report.

In addition, results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants
Princeton, New Jersey
April 2, 2014

                       EXETER REASSURANCE COMPANY, LTD.

                                BALANCE SHEETS
                          DECEMBER 31, 2013 AND 2012

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                           2013
                                                                                                      ---------------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,311,922
   and $1,719,913, respectively)..................................................................... $     1,321,081
  Short-term investments, at estimated fair value....................................................       2,781,282
  Derivative assets..................................................................................       2,375,499
  Funds withheld at interest.........................................................................       2,694,267
                                                                                                      ---------------
   Total investments.................................................................................       9,172,129
Cash and cash equivalents............................................................................         629,616
Accrued investment income............................................................................          94,238
Premiums, reinsurance and other receivables..........................................................         645,814
Deferred policy acquisition costs....................................................................         159,820
Current income tax recoverable.......................................................................         196,592
Deferred income tax recoverable......................................................................       1,529,464
                                                                                                      ---------------
   Total assets...................................................................................... $    12,427,673
                                                                                                      ===============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits............................................................................... $     2,747,421
Policyholder account balances........................................................................       2,488,945
Other policy-related balances........................................................................       2,170,145
Policyholder dividends payable.......................................................................          16,256
Debt -- affiliated...................................................................................         575,118
Derivative liabilities...............................................................................       2,648,454
Other liabilities....................................................................................         551,170
                                                                                                      ---------------
   Total liabilities.................................................................................      11,197,509
                                                                                                      ---------------
CONTINGENCIES AND COMMITMENTS (NOTE 12)
STOCKHOLDER'S EQUITY
Preferred stock, par value $.01 per share; 250,000 shares authorized, 200,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 200,000 shares authorized, issued and outstanding at December 31, 2012; $2,000,000 aggregate liquidation preference at
 December 31, 2013 and 2012..........................................................................               2
Common stock, par value $.01 per share; 13,875,000 shares authorized, 13,466,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 14,125,000 shares authorized,
 13,466,000 shares issued and outstanding at December 31, 2012.......................................             135
Additional paid-in capital...........................................................................       4,125,653
Retained earnings (accumulated deficit)..............................................................     (2,964,638)
Accumulated other comprehensive income (loss)........................................................          69,012
                                                                                                      ---------------
   Total stockholder's equity........................................................................       1,230,164
                                                                                                      ---------------
   Total liabilities and stockholder's equity........................................................ $    12,427,673
                                                                                                      ===============

                                                                                                           2012
                                                                                                      ---------------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,311,922
   and $1,719,913, respectively)..................................................................... $     1,785,619
  Short-term investments, at estimated fair value....................................................       4,307,652
  Derivative assets..................................................................................       4,652,428
  Funds withheld at interest.........................................................................       2,436,815
                                                                                                      ---------------
   Total investments.................................................................................      13,182,514
Cash and cash equivalents............................................................................         905,519
Accrued investment income............................................................................          93,501
Premiums, reinsurance and other receivables..........................................................         775,433
Deferred policy acquisition costs....................................................................         136,661
Current income tax recoverable.......................................................................         261,720
Deferred income tax recoverable......................................................................       2,267,071
                                                                                                      ---------------
   Total assets...................................................................................... $    17,622,419
                                                                                                      ===============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits............................................................................... $     2,735,580
Policyholder account balances........................................................................       8,831,285
Other policy-related balances........................................................................       1,896,818
Policyholder dividends payable.......................................................................          17,438
Debt -- affiliated...................................................................................          75,118
Derivative liabilities...............................................................................       1,665,997
Other liabilities....................................................................................       1,726,141
                                                                                                      ---------------
   Total liabilities.................................................................................      16,948,377
                                                                                                      ---------------
CONTINGENCIES AND COMMITMENTS (NOTE 12)
STOCKHOLDER'S EQUITY
Preferred stock, par value $.01 per share; 250,000 shares authorized, 200,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 200,000 shares authorized, issued and outstanding at December 31, 2012; $2,000,000 aggregate liquidation preference at
 December 31, 2013 and 2012..........................................................................             200
Common stock, par value $.01 per share; 13,875,000 shares authorized, 13,466,000 issued and outstanding at December 31, 2013; par value $1.00 per share; 14,125,000 shares authorized,
 13,466,000 shares issued and outstanding at December 31, 2012.......................................          13,466
Additional paid-in capital...........................................................................       4,085,299
Retained earnings (accumulated deficit)..............................................................     (3,504,200)
Accumulated other comprehensive income (loss)........................................................          79,277
                                                                                                      ---------------
   Total stockholder's equity........................................................................         674,042
                                                                                                      ---------------
   Total liabilities and stockholder's equity........................................................ $    17,622,419
                                                                                                      ===============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                           STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)

                                                            2013           2012          2011
                                                        ------------- --------------- -----------
REVENUES
Premiums............................................... $      59,372 $       949,827 $    71,518
Universal life and investment-type product policy fees.       586,571         548,425     432,722
Net investment income..................................        35,423          20,695      17,238
Net investment gains (losses)..........................      (56,581)          41,793     (1,086)
Net derivative gains (losses)..........................     1,935,248     (3,676,589)     230,434
Other revenues.........................................         1,395          22,916      43,740
                                                        ------------- --------------- -----------
   Total revenues......................................     2,561,428     (2,092,933)     794,566
                                                        ------------- --------------- -----------
EXPENSES
Policyholder benefits and claims.......................     1,379,886       1,811,746     309,339
Interest credited to policyholder account balances.....        17,399          16,598      15,831
Policyholder dividends.................................        26,675          30,279      30,722
Other expenses.........................................       101,207         206,841     169,883
                                                        ------------- --------------- -----------
   Total expenses......................................     1,525,167       2,065,464     525,775
                                                        ------------- --------------- -----------
Income (loss) before provision for income tax..........     1,036,261     (4,158,397)     268,791
Provision for income tax expense (benefit).............       364,215     (1,455,499)      94,077
                                                        ------------- --------------- -----------
Net income (loss)...................................... $     672,046 $   (2,702,898) $   174,714
                                                        ============= =============== ===========



              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)

                                                             2013           2012           2011
                                                         ------------ ---------------- ------------
Net income (loss)....................................... $    672,046 $    (2,702,898) $    174,714
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related
   offsets..............................................     (56,634)           25,017       35,549
 Foreign currency translation adjustments...............       26,548           13,028     (15,751)
                                                         ------------ ---------------- ------------
 Other comprehensive income (loss), before income tax...     (30,086)           38,045       19,798
 Income tax (expense) benefit related to items of other
   comprehensive income (loss)..........................       19,821          (8,756)     (12,442)
                                                         ------------ ---------------- ------------
 Other comprehensive income (loss), net of income tax...     (10,265)           29,289        7,356
                                                         ------------ ---------------- ------------
Comprehensive income (loss)............................. $    661,781 $    (2,673,609) $    182,070
                                                         ============ ================ ============




              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                      STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)




                                                                                                  RETAINED
                                                                                   ADDITIONAL     EARNINGS
                                                             PREFERRED   COMMON     PAID-IN     (ACCUMULATED
                                                              STOCK      STOCK      CAPITAL       DEFICIT)
                                                            ---------- ---------- ------------ --------------
Balance at December 31, 2010...............................  $     --  $   13,466 $    548,218 $    (976,016)
Capital contribution from MetLife, Inc. (Note 9)...........                            703,860
Comprehensive income (loss):
Net income (loss)..........................................                                           174,714
Other comprehensive income (loss), net of income tax.......
                                                             --------  ---------- ------------ --------------
Balance at December 31, 2011...............................        --      13,466    1,252,078      (801,302)
                                                             --------  ---------- ------------ --------------
Capital contribution from MetLife, Inc. (Note 9)...........                            833,421
Non-cumulative perpetual preferred stock issuance -- newly
 issued shares (Note 9)....................................       200                1,999,800
Comprehensive income (loss):
Net income (loss)..........................................                                       (2,702,898)
Other comprehensive income (loss), net of income tax.......
                                                             --------  ---------- ------------ --------------
Balance at December 31, 2012...............................       200      13,466    4,085,299    (3,504,200)
                                                             --------  ---------- ------------ --------------
Capital contribution from MetLife, Inc. (Note 9)...........                             26,825
Change in preferred and common stock par value
 (Note 9)..................................................     (198)    (13,331)       13,529
Dividends on perpetual preferred stock.....................                                         (132,484)
Comprehensive income (loss):
Net income (loss)..........................................                                           672,046
Other comprehensive income (loss), net of income tax.......
                                                             --------  ---------- ------------ --------------
Balance at December 31, 2013...............................  $      2  $      135 $  4,125,653 $  (2,964,638)
                                                             ========  ========== ============ ==============

                                                                  ACCUMULATED OTHER
                                                             COMPREHENSIVE INCOME (LOSS)
                                                            -----------------------------
                                                                  NET         FOREIGN
                                                              UNREALIZED      CURRENCY
                                                              INVESTMENT    TRANSLATION           TOTAL
                                                             GAINS (LOSSES)  ADJUSTMENTS   STOCKHOLDER'S EQUITY
                                                            --------------- ------------- ---------------------
Balance at December 31, 2010...............................  $      3,341   $      39,291     $  (371,700)
Capital contribution from MetLife, Inc. (Note 9)...........                                        703,860
Comprehensive income (loss):
Net income (loss)..........................................                                        174,714
Other comprehensive income (loss), net of income tax.......        23,107        (15,751)            7,356
                                                             ------------   -------------     ------------
Balance at December 31, 2011...............................        26,448          23,540          514,230
                                                             ------------   -------------     ------------
Capital contribution from MetLife, Inc. (Note 9)...........                                        833,421
Non-cumulative perpetual preferred stock issuance -- newly
 issued shares (Note 9)....................................                                      2,000,000
Comprehensive income (loss):
Net income (loss)..........................................                                    (2,702,898)
Other comprehensive income (loss), net of income tax.......        16,261          13,028           29,289
                                                             ------------   -------------     ------------
Balance at December 31, 2012...............................        42,709          36,568          674,042
                                                             ------------   -------------     ------------
Capital contribution from MetLife, Inc. (Note 9)...........                                         26,825
Change in preferred and common stock par value
 (Note 9)..................................................                                             --
Dividends on perpetual preferred stock.....................                                      (132,484)
Comprehensive income (loss):
Net income (loss)..........................................                                        672,046
Other comprehensive income (loss), net of income tax.......      (36,813)          26,548         (10,265)
                                                             ------------   -------------     ------------
Balance at December 31, 2013...............................  $      5,896   $      63,116     $  1,230,164
                                                             ============   =============     ============


              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                           STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                (IN THOUSANDS)

                                                                                          2013           2012           2011
                                                                                     -------------- -------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)................................................................... $      672,046 $  (2,702,898) $      174,714
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Amortization of premiums and accretion of discounts associated with investments,
   net..............................................................................         20,823          5,956           (62)
  (Gains) losses on investments, net................................................         56,581       (41,793)          1,086
  (Gains) losses on derivatives, net................................................    (1,095,691)      4,156,565      (153,956)
  Universal life and investment-type product policy fees............................         11,088          (556)        (3,781)
  Change in accrued investment income...............................................          (737)       (77,901)        (8,031)
  Change in premiums, reinsurance and other receivables.............................        130,149        149,271        349,645
  Change in deferred policy acquisition costs, net..................................       (23,159)         41,444         28,571
  Change in income tax recoverable (payable)........................................        822,557    (1,617,392)       (50,030)
  Change in other assets............................................................         26,549         13,027       (15,750)
  Change in insurance-related liabilities and policy-related balances...............        979,232      1,932,786        757,824
  Change in other liabilities.......................................................        101,875       (31,859)      (354,977)
  Other, net........................................................................        114,256        130,954        131,273
                                                                                     -------------- -------------- --------------
Net cash provided by operating activities...........................................      1,815,569      1,957,604        856,526
                                                                                     -------------- -------------- --------------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities.........................................................        803,256      1,310,619        604,979
  Equity securities.................................................................            128          7,212          2,880
Purchases of fixed maturity securities..............................................      (415,825)    (2,264,346)      (754,191)
Cash received in connection with freestanding derivatives...........................        146,845        415,944        876,691
Cash paid in connection with freestanding derivatives...............................    (2,882,508)    (1,790,917)    (2,032,925)
Net change in short-term investments................................................      1,528,444      1,423,762    (4,538,307)
Net change in funds withheld at interest............................................      (257,452)      (218,801)       (91,382)
Other, net..........................................................................         61,021       (66,139)        235,425
                                                                                     -------------- -------------- --------------
Net cash used in investing activities...............................................    (1,016,091)    (1,182,666)    (5,696,830)
                                                                                     -------------- -------------- --------------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits..........................................................................             --            212            416
  Withdrawals.......................................................................             --       (10,330)        (2,644)
Change in payables for derivative collateral........................................    (1,276,847)    (1,627,743)      2,563,812
Long-term debt issuances -- affiliated..............................................        500,000             --      1,000,000
Capital contribution from MetLife, Inc..............................................             --        800,000        673,000
Dividend on preferred stock.........................................................      (132,484)             --             --
Other, net..........................................................................      (166,050)      (122,628)         80,761
                                                                                     -------------- -------------- --------------
Net cash (used in) provided by financing activities.................................    (1,075,381)      (960,489)      4,315,345
                                                                                     -------------- -------------- --------------
Change in cash and cash equivalents.................................................      (275,903)      (185,551)      (524,959)
Cash and cash equivalents, beginning of year........................................        905,519      1,091,070      1,616,029
                                                                                     -------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF YEAR.............................................. $      629,616 $      905,519 $    1,091,070
                                                                                     ============== ============== ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid for:
  Interest.......................................................................... $        5,107 $      134,691 $       69,232
                                                                                     ============== ============== ==============
  Income tax........................................................................ $      304,518 $      222,025 $      115,497
                                                                                     ============== ============== ==============
Non-cash transactions:
  Capital contribution from MetLife, Inc............................................ $       26,825 $       33,421 $       30,860
                                                                                     ============== ============== ==============
  Issuance of non-cumulative perpetual preferred shares............................. $           -- $    2,000,000 $           --
                                                                                     ============== ============== ==============
  Assignment of senior notes to MetLife, Inc........................................ $           -- $  (2,000,000) $           --
                                                                                     ============== ============== ==============

              SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       EXETER REASSURANCE COMPANY, LTD.

                       NOTES TO THE FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

BUSINESS

  Exeter Reassurance Company, Ltd. (the "Company" or "Exeter") is a wholly-owned stock life insurance subsidiary of MetLife, Inc. (the "Holding Company").

  In 2011, the Company was redomesticated to the Cayman Islands. The Company was licensed as an Unrestricted Class B Insurer under the Insurance Law of the Cayman Islands (the "Law").

  Effective October 1, 2013, the Company redomesticated to the state of Delaware ("Delaware"). The Company is licensed as a Delaware pure captive insurance company under the Delaware Captive Insurance Law ("Delaware Law"). The Company engages in traditional and financial reinsurance of life insurance and annuity policies, primarily with affiliates.

  In the second quarter of 2013, the Holding Company announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged consist of MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA") and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

BASIS OF PRESENTATION

  The Company has previously prepared, and filed, financial statements that comply with the filing requirements of the Cayman Islands Monetary Authority ("CIMA"). The financial statements as of and for the year ended December 31, 2012 presented insurance liabilities in the balance sheet in accordance with practices prescribed or permitted by CIMA, which presentation differs from the presentation requirements under generally accepted accounting principles. The presentation of insurance liabilities in these financial statements has been revised to present such amounts in accordance with accounting principles generally accepted in the United States.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

                     --------------------------------------
                     ACCOUNTING POLICY                 NOTE
                     --------------------------------------
                     Deferred Policy Acquistion Costs     2
                     --------------------------------------
                     Reserves                             3
                     --------------------------------------
                     Reinsurance                          4
                     --------------------------------------
                     Investments                          5
                     --------------------------------------
                     Derivatives                          6
                     --------------------------------------
                     Fair Value                           7
                     --------------------------------------
                     Income Tax                          11
                     --------------------------------------
                     Litigation Contingencies            12
                     --------------------------------------

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


 FUTURE POLICYHOLDER BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND OTHER POLICY-RELATED BALANCES

  The Company establishes liabilities for insurance policies assumed by the Company. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Liabilities for assumed universal secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities assumed are based on the average benefits payable over a range of scenarios.

  The assumed unearned revenue liability included in other policy-related balances relates to universal life-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  The Company assumed and ceded guaranteed minimum benefits associated with certain variable annuity product risks that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees assumed are accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the portion of guaranteed minimum income benefits ("GMIB") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWB").

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Guarantees assumed are accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWB, guaranteed minimum accumulation benefits ("GMAB") and the portion of GMIB that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other policy-related balances include policy and contract claims and policyholder dividends due and unpaid.

  The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled.

DIVIDEND LIABILITY

  The terminal dividend liability for assumed participating traditional life insurance policies is equal to the liability for dividends paid to policyholders upon termination and after satisfying minimum period in-force requirements.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to assumed traditional life and variable annuity business are recognized as revenues when due. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to the business assumed.

DEFERRED POLICY ACQUISITION COSTS

  The Company reimburses the direct writer of the reinsured agreements for significant costs in connection with acquiring new and renewal reinsurance business. Costs that are related directly to the successful acquisition or renewal of reinsurance agreements are capitalized as DAC. Such costs primarily include:

    . incremental direct costs of contract acquisition, such as commissions; . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, as well as all indirect costs, are expensed as incurred.

  DAC is amortized as follows:

 Products reinsured:                    In proportion to the following over
                                        estimated lives of the reinsurance
                                        agreements:
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Variable universal life contracts   Actual and expected future gross
 .  Variable deferred annuity contracts profits.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  See Note 2 for additional information on DAC amortization.

  The recovery of DAC is dependent upon the future profitability of the related business.

REINSURANCE AGREEMENTS

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as a reinsurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities and other policy-related balances. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. Certain assumed GMWB, GMAB and GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


 INVESTMENTS

  NET INVESTMENT INCOME

    Income on investments is reported within net investment income, unless otherwise stated herein.

  FIXED MATURITY SECURITIES

    The Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned.

    The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "--Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

  SHORT-TERM INVESTMENTS

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at the estimated fair value or amortized cost, which approximates estimated fair value.

  DERIVATIVE ASSETS

    Derivative assets consist principally of freestanding derivatives with positive estimated fair values and are described in " -- Derivatives" below.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  FUNDS WITHHELD AT INTEREST

    Funds withheld at interest represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld asset rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

 DERIVATIVES

  FREESTANDING DERIVATIVES

    Freestanding derivatives are carried in the Company's balance sheets either as assets within derivative assets or as liabilities within derivative liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty absent a master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within derivative liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in derivative assets or derivative liabilities.

    The Company's derivatives are not designated as qualifying for hedge accounting. Changes in the estimated fair value of derivatives are generally reported in net derivative gains (losses) except for those in policyholder benefits and claims for economic hedges of variable annuity guarantees included in future policy benefits in the balance sheets. The fluctuations in estimated fair value of derivatives can result in significant volatility in net income.

  EMBEDDED DERIVATIVES

    The Company assumes variable annuity guarantees, modified coinsurance contracts and equity indexed deferred annuities that contain embedded derivatives. Additionally, the Company has retroceded certain of these variable annuity guarantees to unaffiliated reinsurance counterparties that also contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses) for assumed reinsurance or in policyholder benefits and claims for ceded reinsurance. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


 FAIR VALUE

   Certain assets and liabilities are measured at estimated fair value in the Company's balance sheets. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 INCOME TAX

   The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provision of the Internal Revenue Code of 1986 as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to the Holding Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, the Holding Company has elected the "percentage method' (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, one hundred percent of tax attributes such as losses are reimbursed by the Holding Company to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to the Holding company each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. The Holding Company has current or prior deductions and credits (including by not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Holding Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Holding Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax basis of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as other expense and penalties recognized as a component of income tax expense.

 OTHER ACCOUNTING POLICIES

  CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  OTHER REVENUES

    Other revenues consist of funds withheld investment credit fees associated with financial reinsurance.

  POLICYHOLDER DIVIDENDS

    Pursuant to the terms of certain reinsurance agreements, the Company participates in the policyholder dividend scale of the ceding company. Policyholder dividends are approved annually by the ceding company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as the judgment of the ceding company's management as to the appropriate level of statutory surplus to be retained by the ceding company.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  FOREIGN CURRENCY

    Balance sheet accounts for reinsurance agreements that are settled in foreign currencies are translated at the exchange rate in effect at each year end and income and expense accounts are translated at the average exchange rates during the year. Translation adjustments are charged or credited directly to foreign currency translation adjustments, included in accumulated other comprehensive income or loss, net of applicable taxes. Intercompany receivables (payables) that are held in foreign currencies are translated at the exchange rate in effect at each year end and translation adjustments are charged directly to net investment gains (losses) in the period in which they occur.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of Accumulated Other Comprehensive Income ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. Under the new guidance, advertising costs may only be included in DAC if the capitalization criteria in the direct-response advertising guidance in Subtopic 340-20, OTHER ASSETS AND DEFERRED COSTS--CAPITALIZED ADVERTISING COSTS, are met. As a result, certain direct marketing, sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

                       EXETER REASSURANCE COMPANY, LTD.

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, FOREIGN CURRENCY MATTERS (TOPIC
830): PARENT'S ACCOUNTING FOR THE CUMULATIVE TRANSLATION ADJUSTMENT UPON DERECOGNITION OF CERTAIN SUBSIDIARIES OR GROUPS OF ASSETS WITHIN A FOREIGN ENTITY OR OF AN INVESTMENT IN A FOREIGN ENTITY), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, FOREIGN CURRENCY MATTERS -- TRANSLATION OF FINANCIAL STATEMENTS, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, DERECOGNITION, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, LIABILITIES (TOPIC 405): OBLIGATIONS RESULTING FROM JOINT AND SEVERAL LIABILITY ARRANGEMENTS FOR WHICH THE TOTAL AMOUNT OF THE OBLIGATION IS FIXED AT THE REPORTING DATE), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2. DEFERRED POLICY ACQUISITION COSTS

  See Note 1 for a description of capitalized acquisition costs.

PARTICIPATING AND DIVIDEND-PAYING TRADITIONAL CONTRACTS

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company

                       EXETER REASSURANCE COMPANY, LTD.

2. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to significantly impact the rate of DAC amortization. On a quarterly basis, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to earnings. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. On a quarterly basis, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross margins and the re-estimation of expected future gross margins. On a quarterly basis, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

VARIABLE UNIVERSAL LIFE CONTRACTS, VARIABLE DEFERRED ANNUITY CONTRACTS AND EQUITY INDEXED DEFERRED ANNUITY CONTRACTS

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of expected future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. On a quarterly basis, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by the cumulated charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. On a quarterly basis, the Company also updates the actual amount of business remaining in-force, which impact expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

FACTORS IMPACTING AMORTIZATION

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

                       EXETER REASSURANCE COMPANY, LTD.

2. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)


  Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                            --------------------------------
                                                               2013       2012       2011
                                                            ---------- ---------- ----------
                                                                     (IN THOUSANDS)
Balance at January 1,...................................... $  136,661 $  178,105 $  206,677
Capitalizations............................................      2,013      1,760      2,955
Amortization related to:
   Net investment gains (losses) and net derivative gains
     (losses)..............................................     23,559   (28,204)   (21,453)
   Other expenses..........................................    (2,413)   (15,000)   (10,074)
                                                            ---------- ---------- ----------
       Total amortization..................................     21,146   (43,204)   (31,527)
                                                            ---------- ---------- ----------
Balance at December 31,.................................... $  159,820 $  136,661 $  178,105
                                                            ========== ========== ==========

3. RESERVES

REINSURANCE LIABILITIES

  Future policy benefits are measured as follows:

  Product Type                         Measurement Assumptions:
  ---------------------------------------------------------------------------
  Assumed Participating Life           Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest rate
                                       ranging from 4% to 6% and mortality
                                       rates guaranteed in calculating the
                                       cash surrender values described in
                                       such contracts); and (ii) the
                                       liability for terminal dividends.
  ---------------------------------------------------------------------------
  Assumed traditional fixed annuities  Present value of expected future
  after annuitization                  payments. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 1% to 7% for domestic
                                       business and 2% to 5% for
                                       international business.

                       EXETER REASSURANCE COMPANY, LTD.

3. RESERVES (CONTINUED)


GUARANTEES

  The Company reinsures variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWB, GMAB and the portion of certain GMIB that does not require annuitization are accounted for as embedded derivatives in policyholder account balances and other policy-related balances which are further discussed in Note 6. Guarantees accounted for as reinsurance liabilities include:

Guarantee:                                       Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the
                                                average benefits payable over a range of
                                                scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on the present
          value is reduced to zero, that can    value of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less      Assumptions are consistent with those used
          than a specified amount.              for estimating GMDBs liabilities.

       .  Certain contracts also provide for  Calculation incorporates an assumption for
          a guaranteed lump sum return of       the percentage of the potential annuitizations
          purchase premium in lieu of the       that may be elected by the contractholder.
          annuitization benefit.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDBs liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                       EXETER REASSURANCE COMPANY, LTD.

3. RESERVES (CONTINUED)

  Information regarding the liabilities for guarantees (excluding embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    UNIVERSAL AND
                                                    VARIABLE LIFE
                                 ANNUITY CONTRACTS    CONTRACTS
   -                             ------------------ -------------
                                                      SECONDARY
                                   GMDBS    GMIBS    GUARANTEES      TOTAL
   -                             --------  -------- ------------- ----------
   ASSUMED
   Balance at January 1, 2011... $204,783  $172,260    $41,159    $  418,202
   Incurred guaranteed benefits.  197,432    72,496     (1,514)      268,414
   Paid guaranteed benefits.....  (74,439)       --         --       (74,439)
                                 --------  --------    -------    ----------
   Balance at December 31, 2011.  327,776   244,756     39,645       612,177
   Incurred guaranteed benefits.  169,545   230,988     10,288       410,821
   Paid guaranteed benefits.....  (79,815)       --         --       (79,815)
                                 --------  --------    -------    ----------
   Balance at December 31, 2012.  417,506   475,744     49,933       943,183
   Incurred guaranteed benefits.  125,884    52,561      7,018       185,463
   Paid guaranteed benefits.....  (59,132)       --         --       (59,132)
                                 --------  --------    -------    ----------
   Balance at December 31, 2013. $484,258  $528,305    $56,951    $1,069,514
                                 ========  ========    =======    ==========

   CEDED
   Balance at January 1, 2011... $  8,210  $     --    $    --    $    8,210
   Incurred guaranteed benefits.      (32)       --         --           (32)
   Paid guaranteed benefits.....       --        --         --            --
                                 --------  --------    -------    ----------
   Balance at December 31, 2011.    8,178        --         --         8,178
   Incurred guaranteed benefits.    2,920        --         --         2,920
   Paid guaranteed benefits.....       --        --         --            --
                                 --------  --------    -------    ----------
   Balance at December 31, 2012.   11,098        --         --        11,098
   Incurred guaranteed benefits.    3,704        --         --         3,704
   Paid guaranteed benefits.....       --        --         --            --
                                 --------  --------    -------    ----------
   Balance at December 31, 2013. $ 14,802  $     --    $    --    $   14,802
                                 ========  ========    =======    ==========

   NET
   Balance at January 1, 2011... $196,573  $172,260    $41,159    $  409,992
   Incurred guaranteed benefits.  197,464    72,496     (1,514)      268,446
   Paid guaranteed benefits.....  (74,439)       --         --       (74,439)
                                 --------  --------    -------    ----------
   Balance at December 31, 2011.  319,598   244,756     39,645       603,999
   Incurred guaranteed benefits.  166,625   230,988     10,288       407,901
   Paid guaranteed benefits.....  (79,815)       --         --       (79,815)
                                 --------  --------    -------    ----------
   Balance at December 31, 2012.  406,408   475,744     49,933       932,085
   Incurred guaranteed benefits.  122,180    52,561      7,018       181,759
   Paid guaranteed benefits.....  (59,132)       --         --       (59,132)
                                 --------  --------    -------    ----------
   Balance at December 31, 2013. $469,456  $528,305    $56,951    $1,054,712
                                 ========  ========    =======    ==========

                       EXETER REASSURANCE COMPANY, LTD.

4. REINSURANCE

  The Company assumes insurance risk from affiliated and unaffiliated insurance companies. The Company also cedes certain assumed insurance risks to unaffiliated reinsurers.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Premiums and policyholder benefits and claims in the statements of operations consist of amounts assumed, partially offset by amounts ceded under reinsurance agreements.

  The Company assumes risks from an unaffiliated company related to guaranteed minimum benefit guarantees written directly by the unaffiliated company. These assumed reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within policyholder's account balance and were liabilities of $1,262.3 million and $2,581.9 million at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011, net derivative gains (losses) included $1,126.5 million, ($394.9) million and $80.6 million, respectively, in changes in fair value of such embedded derivatives.

  At December 31, 2013 and 2012, the Company had $99.2 million and $287.2 million, respectively, of unsecured unaffiliated ceded reinsurance recoverable balances.

  Certain unaffiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded unaffiliated reinsurance were $3.5 million and $28.9 million, at December 31, 2013 and 2012, respectively.

  The deposit liabilities on assumed unaffiliated reinsurance were $545 thousand and $335 thousand at December 31, 2013 and 2012, respectively.

RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain of the Holding Company's subsidiaries, including Metropolitan Life Insurance Company, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Europe Limited ("MEL"), New England Life Insurance Company and Alico Life International Limited, all of which are related parties.

                       EXETER REASSURANCE COMPANY, LTD.

4. REINSURANCE (CONTINUED)


  Information regarding the significant effects of affiliated reinsurance included in the statements of operations was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------
                                                            2013         2012          2011
                                                        ------------ ------------ --------------
                                                                     (IN THOUSANDS)
REVENUES
Premiums............................................... $     23,922 $    909,170 $       29,894
Universal life and investment-type product policy fees.      450,583      398,509        283,097
Net derivative gain (loss).............................    5,678,708    (723,305)    (2,818,107)
Other revenues.........................................        1,396       22,917         43,740
                                                        ------------ ------------ --------------
 Total revenues........................................ $  6,154,609 $    607,291 $  (2,461,376)
                                                        ============ ============ ==============
EXPENSES
Policyholder benefits and claims....................... $    255,205 $  1,273,113 $      234,143
Interest credited to policyholder account balances.....       17,399       16,598         15,831
Policyholder dividends.................................       12,295       14,256         14,013
Other expenses.........................................       82,569       16,845         26,466
                                                        ------------ ------------ --------------
 Total expenses........................................ $    367,468 $  1,320,812 $      290,453
                                                        ============ ============ ==============

  Information regarding the significant effects of affiliated reinsurance included in the balance sheets was as follows at:

                                                        DECEMBER 31,
                                                 --------------------------
                                                     2013         2012
                                                 ------------ -------------
                                                       (IN THOUSANDS)
    ASSETS
    Funds withheld at interest.................. $  2,045,389 $   1,796,083
    Premiums, reinsurance and other receivables.      243,080       160,658
    Deferred policy acquisition costs...........       80,831        76,892
                                                 ------------ -------------
     Total assets............................... $  2,369,300 $   2,033,633
                                                 ============ =============
    LIABILITIES
    Future policy benefits...................... $  2,062,320 $   2,043,905
    Other policy-related balances...............    3,561,663     8,130,768
    Policyholder dividends payable..............       16,256        17,438
    Other liabilities...........................      250,807       161,603
                                                 ------------ -------------
     Total liabilities.......................... $  5,891,046 $  10,353,714
                                                 ============ =============

  In September 2012, the Company entered into a reinsurance agreement to assume 100% quota share of certain blocks of indemnity reinsurance from MEL. This agreement covers a portion of liabilities under defined portfolios of living time annuities contracts issued on or after the effective date. This agreement transfers risk to the Company, and therefore, is accounted for as reinsurance. As a result of the agreement, the Company recorded future policy benefits, presented within future policy benefits, of $649.3 million and $792.3 million, other reinsurance liabilities of $16.9 million and $10.7 million, and other reinsurance payables, included in other

                       EXETER REASSURANCE COMPANY, LTD.

4. REINSURANCE (CONTINUED)

liabilities, were $43.7 million and $61.1 million at December 31, 2013 and 2012, respectively. The Company's statement of operations reflects a loss for this agreement of $8.6 million and $3.5 million, which includes premiums of $1 thousand and $881.2 million and policyholder benefits of $8.6 million and $884.7 million for the years ended December 31, 2013 and 2012, respectively.

  The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within policyholder account balances and were liabilities of $1,226.6 million and $6,249.3 million at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011, net derivative gains (losses) included $5,729.1 million, ($729.3) million and ($2,818.1) million, respectively, in changes in fair value of such embedded derivatives.

  The Company had no ceded affiliated reinsurance recoverable balances at December 31, 2013 and 2012.

5. INVESTMENTS

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

INVESTMENT RISKS AND UNCERTAINTIES

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation and currency. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g., structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


FIXED MATURITY SECURITIES AFS

 FIXED MATURITY SECURITIES AFS BY SECTOR

   The following table presents the fixed maturity securities AFS by sector. Included within fixed maturity securities are structured securities including commercial mortgage-backed securities ("CMBS"), ABS and residential mortgage-backed securities ("RMBS").

                                       DECEMBER 31, 2013                                 DECEMBER 31, 2012
                       ------------------------------------------------- -------------------------------------------------
                                       GROSS UNREALIZED                                  GROSS UNREALIZED
                         COST OR   -------------------------  ESTIMATED    COST OR   -------------------------  ESTIMATED
                        AMORTIZED           TEMPORARY  OTTI     FAIR      AMORTIZED           TEMPORARY  OTTI     FAIR
                          COST      GAINS    LOSSES   LOSSES    VALUE       COST      GAINS    LOSSES   LOSSES    VALUE
                       ----------- -------- --------- ------ ----------- ----------- -------- --------- ------ -----------
                                        (IN THOUSANDS)                                    (IN THOUSANDS)
FIXED MATURITY
 SECURITIES:
Foreign corporate..... $   535,332 $  5,294 $  7,203   $ --  $   533,423 $   621,950 $ 11,286  $ 1,814   $ --  $   631,422
U.S. corporate........     255,510   10,478    2,366     --      263,622     302,993   19,714      241     --      322,466
CMBS..................     135,781    1,724    4,941     --      132,564      82,307    4,019       --     --       86,326
State and political
 subdivision..........     114,310    6,862      916     --      120,256     115,352   20,220        5     --      135,567
U.S. Treasury and
 agency...............     101,947    1,225    3,924     --       99,248     290,766    2,765        2     --      293,529
ABS...................      79,461    1,323      264     --       80,520     195,178    2,707        9     --      197,876
RMBS..................      61,322    2,261      794     --       62,789      76,727    5,179       --     --       81,906
Foreign government....      28,259      400       --     --       28,659      34,640    1,887       --     --       36,527
                       ----------- -------- --------   ----  ----------- ----------- --------  -------   ----  -----------
 Total fixed maturity
  securities.......... $ 1,311,922 $ 29,567 $ 20,408   $ --  $ 1,321,081 $ 1,719,913 $ 67,777  $ 2,071   $ --  $ 1,785,619
                       =========== ======== ========   ====  =========== =========== ========  =======   ====  ===========

   The Company held no non-income producing fixed maturity securities at December 31, 2013 and 2012.

 METHODOLOGY FOR AMORTIZATION OF PREMIUM AND ACCRETION OF DISCOUNT ON STRUCTURED SECURITIES

   Amortization of premium or accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


 MATURITIES OF FIXED MATURITY SECURITIES

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                           DECEMBER 31,
                                            -------------------------------------------
                                                    2013                  2012
                                            --------------------- ---------------------
                                                       ESTIMATED             ESTIMATED
                                            AMORTIZED    FAIR     AMORTIZED    FAIR
                                              COST       VALUE      COST       VALUE
                                            ---------- ---------- ---------- ----------
                                                          (IN THOUSANDS)
Due in one year or less.................... $  246,228 $  246,780 $  273,190 $  273,472
Due after one year through five years......    280,090    283,376    520,894    524,882
Due after five years through ten years.....    308,324    311,927    364,081    386,994
Due after ten years........................    200,716    203,125    207,536    234,163
                                            ---------- ---------- ---------- ----------
 Subtotal..................................  1,035,358  1,045,208  1,365,701  1,419,511
Structured securities (CMBS, ABS and RMBS).    276,564    275,873    354,212    366,108
                                            ---------- ---------- ---------- ----------
 Total fixed maturity securities........... $1,311,922 $1,321,081 $1,719,913 $1,785,619
                                            ========== ========== ========== ==========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. CMBS, ABS and RMBS are shown separately, as they are not due at a single maturity.

 CONTINUOUS GROSS UNREALIZED LOSSES FOR FIXED MATURITY SECURITIES AFS BY SECTOR

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                           DECEMBER 31, 2013                          DECEMBER 31, 2012
                               ------------------------------------------ ------------------------------------------
                                                     EQUAL TO OR GREATER                        EQUAL TO OR GREATER
                                LESS THAN 12 MONTHS     THAN 12 MONTHS     LESS THAN 12 MONTHS     THAN 12 MONTHS
                               --------------------- -------------------- --------------------- --------------------
                               ESTIMATED    GROSS    ESTIMATED   GROSS    ESTIMATED    GROSS    ESTIMATED   GROSS
                                 FAIR     UNREALIZED   FAIR    UNREALIZED   FAIR     UNREALIZED   FAIR    UNREALIZED
                                 VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES     VALUE     LOSSES
                               ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                    (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Foreign corporate............. $  214,876 $   7,203  $     --     $ --    $  288,797  $  1,814    $  --     $  --
U.S. corporate................     50,458     1,771     4,378      595        54,064       241       --        --
CMBS..........................     62,872     4,941        --       --            --        --       --        --
State and political
 subdivision..................     14,936       916        --       --           775         5       --        --
U.S. Treasury and agency......     28,434     3,924        --       --         2,522         2       --        --
ABS...........................     18,907       264        --       --        72,441         9       --        --
RMBS..........................     17,541       794        --       --            --        --       --        --
                               ---------- ---------  --------     ----    ----------  --------    -----     -----
  Total fixed maturity
   securities................. $  408,024 $  19,813  $  4,378     $595    $  418,599  $  2,071    $  --     $  --
                               ========== =========  ========     ====    ==========  ========    =====     =====
Total number of securities in
 an unrealized loss
 position.....................         79                   2                     67                 --
                               ==========            ========             ==========              =====

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


 EVALUATION OF AFS SECURITIES FOR OTTI AND EVALUATING TEMPORARILY IMPAIRED AFS SECURITIES

  EVALUATION AND MEASUREMENT METHODOLOGIES

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)

      information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  CURRENT PERIOD EVALUATION

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected) and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased
  $18.3 million during the year ended December 31, 2013 from $2.1 million to $20.4 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, there were no fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

FUNDS WITHHELD AT INTEREST

  Funds withheld at interest represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. At December 31, 2013 and 2012, such amounts consisted of balances withheld in connection with reinsurance agreements with affiliates of the Holding Company, as presented in
Note 4, and an unaffiliated company.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $40.8 million and $410.6 million at December 31, 2013 and 2012, respectively.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                            ----------------------------------
                                               2013       2012        2011
                                            ---------- ----------- -----------
                                                      (IN THOUSANDS)
 Fixed maturity securities................. $    9,072 $    65,706 $    41,752
 Equity securities.........................         --          --     (1,063)
 Deferred income tax benefit (expense).....    (3,176)    (22,997)    (14,241)
                                            ---------- ----------- -----------
  Net unrealized investment gains (losses). $    5,896 $    42,709 $    26,448
                                            ========== =========== ===========

  The changes in net unrealized investment gains (losses) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                      ---------------------------------
                                                         2013       2012       2011
                                                      ----------- --------- -----------
                                                               (IN THOUSANDS)
Balance, January 1,.................................. $    42,709 $  26,448 $     3,341
Unrealized investment gains (losses) during the year.    (56,634)    25,017      35,549
Deferred income tax benefit (expense)................      19,821   (8,756)    (12,442)
                                                      ----------- --------- -----------
Balance, December 31,................................ $     5,896 $  42,709 $    26,448
                                                      =========== ========= ===========
Change in net unrealized investment gains (losses)... $  (36,813) $  16,261 $    23,107
                                                      =========== ========= ===========

CONCENTRATIONS OF CREDIT RISK

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

INVESTED ASSETS HELD IN TRUST AND PLEDGED AS COLLATERAL

  Invested assets held in trust and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, and fixed maturity securities at:

                                                                    DECEMBER 31,
                                                                ---------------------
                                                                   2013       2012
                                                                ---------- ----------
                                                                   (IN THOUSANDS)
Invested assets held in trust (1).............................. $2,754,170 $4,697,418
Invested assets pledged as collateral (2)......................  1,024,682    289,145
                                                                ---------- ----------
 Total invested assets held in trust and pledged as collateral. $3,778,852 $4,986,563
                                                                ========== ==========

--------

(1)The Company has held in trust certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


(2)Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 6.

VARIABLE INTEREST ENTITIES

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements.

 CONSOLIDATED VIES

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012.

 UNCONSOLIDATED VIES

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               DECEMBER 31,
                                                 -----------------------------------------
                                                         2013                 2012
                                                 -------------------- --------------------
                                                            MAXIMUM              MAXIMUM
                                                 CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                  VALUE   TO LOSS (1)  VALUE   TO LOSS (1)
                                                 -------- ----------- -------- -----------
                                                              (IN THOUSANDS)
Fixed maturity securities AFS:
 Structured securities (ABS, CMBS and RMBS) (2). $275,873  $275,873   $366,108  $366,108
 Foreign corporate..............................    5,186     5,186      5,525     5,525
                                                 --------  --------   --------  --------
   Total........................................ $281,059  $281,059   $371,633  $371,633
                                                 ========  ========   ========  ========

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                       2013     2012     2011
                                                     -------- -------- --------
                                                           (IN THOUSANDS)
 Investment Income:
  Fixed maturity securities......................... $ 41,202 $ 29,831 $ 23,825
  Equity securities.................................       --       94      619
  Cash, cash equivalents and short-term investments.    3,247    6,415    3,314
  Other.............................................  (3,155)  (4,792)  (4,622)
                                                     -------- -------- --------
    Subtotal........................................   41,294   31,548   23,136
                                                     -------- -------- --------
  Less: Investment expenses.........................    5,871   10,853    5,898
                                                     -------- -------- --------
    Net investment income........................... $ 35,423 $ 20,695 $ 17,238
                                                     ======== ======== ========

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and expenses included in the table above.

NET INVESTMENT GAINS (LOSSES)

 COMPONENTS OF NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                                --------------------------
                                                  2013     2012     2011
                                                --------- ------- --------
                                                      (IN THOUSANDS)
     Fixed maturity securities................. $   2,066 $   711 $  4,717
     Equity securities.........................        --   3,675    (292)
     Other investment portfolio gains (losses).  (58,647)  37,407  (5,511)
                                                --------- ------- --------
      Total net investment gains (losses)...... $(56,581) $41,793 $(1,086)
                                                ========= ======= ========

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($59.2) million, $37.3 million and ($5.9) million for the years ended December 31, 2013, 2012 and 2011, respectively.

                       EXETER REASSURANCE COMPANY, LTD.

5. INVESTMENTS (CONTINUED)


 SALES OR DISPOSALS OF FIXED MATURITY AND EQUITY SECURITIES

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                            YEARS ENDED DECEMBER 31,     YEARS ENDED DECEMBER 31,    YEARS ENDED DECEMBER 31,
                         ------------------------------- -----------------------  -------------------------------
                            2013      2012       2011    2013     2012     2011      2013      2012       2011
                         ---------- --------- ---------- -----  -------- -------- ---------- --------- ----------
                            FIXED MATURITY SECURITIES       EQUITY SECURITIES                  TOTAL
                         ------------------------------- -----------------------  -------------------------------
                                                             (IN THOUSANDS)
Proceeds................ $  251,239 $  34,432 $  421,298 $  --  $  7,212 $  2,880 $  251,239 $  41,644 $  424,178
                         ========== ========= ========== =====  ======== ======== ========== ========= ==========
Gross investment
 gains.................. $    2,721 $     755 $    5,178 $  --  $  3,675 $     -- $    2,721 $   4,430 $    5,178
Gross investment
 losses.................      (655)      (44)      (461)    --        --    (292)      (655)      (44)      (753)
                         ---------- --------- ---------- -----  -------- -------- ---------- --------- ----------
  Net investment gains
   (losses)............. $    2,066 $     711 $    4,717 $  --  $  3,675 $  (292) $    2,066 $   4,386 $    4,425
                         ========== ========= ========== =====  ======== ======== ========== ========= ==========

   There were no OTTI losses on fixed maturity securities or equity securities during the years ended December 31, 2013, 2012 and 2011.

RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. There were no invested assets transferred to affiliates for the years ended December 31, 2013 and 2012. There were no invested assets transferred from affiliates for the year ended December 31, 2013. The estimated fair value of invested assets transferred from affiliates for the year ended December 31, 2012 was $857.4 million. There were no invested assets transferred from affiliates for the year ended December 31, 2011.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $4.6 million, $7.2 million and $4.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.

6. DERIVATIVES

ACCOUNTING FOR DERIVATIVES

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

DERIVATIVE STRATEGIES

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives may be cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. The Company also purchases certain securities and engages in certain reinsurance agreements that have embedded derivatives.

  The Company utilizes all derivatives in non-qualifying hedging relationships.

 INTEREST RATE DERIVATIVES

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, futures and options.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

   In exchange-traded interest rate Treasury futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate Treasury futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options.

 FOREIGN CURRENCY EXCHANGE RATE DERIVATIVES

   The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

   To a lesser extent, the Company uses exchange-traded currency futures to hedge currency mismatches between assets and liabilities.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


 EQUITY DERIVATIVES

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products assumed by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products reinsured by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products reinsured by the Company.

   TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its reinsured products. TRRs can be used as hedges or to synthetically create investments.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


PRIMARY RISKS MANAGED BY DERIVATIVES

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:



DERIVATIVES NOT
DESIGNATED OR NOT
QUALIFYING AS HEDGING          PRIMARY UNDERLYING RISK
INSTRUMENTS                            EXPOSURE
---------------------       -------------------------------

Interest rate swaps........ Interest rate..................
Interest rate futures...... Interest rate..................
Interest rate options...... Interest rate..................
Foreign currency forwards.. Foreign currency exchange rate.
Currency futures........... Foreign currency exchange rate.
Equity futures............. Equity market..................
Equity options............. Equity market..................
Variance swaps............. Equity market..................
Total rate of return swaps. Equity market..................

 Total non-designated or non-qualifying derivatives.......

                                         DECEMBER 31, 2013                  DECEMBER 31, 2012
                                ----------------------------------- ----------------------------------
                                              ESTIMATED FAIR VALUE               ESTIMATED FAIR VALUE
                                             ----------------------             ----------------------
   PRIMARY UNDERLYING RISK        NOTIONAL     NOTIONAL
           EXPOSURE                AMOUNT      ASSETS   LIABILITIES   AMOUNT      ASSETS   LIABILITIES
------------------------------- ------------ ---------- ----------- ----------- ---------- -----------
                                                            (IN THOUSANDS)
Interest rate.................. $ 23,221,522 $1,040,377 $  562,851  $22,298,852 $1,867,230 $  611,572
Interest rate..................    4,462,013      9,047      6,547    6,437,033        598     20,980
Interest rate..................   17,690,095    131,341    235,516   11,440,095    302,989     58,486
Foreign currency exchange rate.    2,324,152        728    171,078    2,281,296      1,051    177,496
Foreign currency exchange rate.      364,550      1,169      1,022      518,160      3,864         --
Equity market..................    4,327,600      1,284     39,600    5,898,717     14,146    105,452
Equity market..................   31,414,484  1,024,034  1,005,551   18,897,916  2,346,326    355,433
Equity market..................   18,917,116    167,519    469,330   17,177,849    111,788    241,073
Equity market..................    3,339,982         --    156,959    2,791,568      4,436     95,505
                                ------------ ---------- ----------  ----------- ---------- ----------
$106,061,514 $2,375,499 $2,648,454  $87,741,486 $4,652,428 $1,665,997
                                ============ ========== ==========  =========== ========== ==========

NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                        ------------------------------------------
                                             2013           2012          2011
                                        -------------- -------------- ------------
                                                      (IN THOUSANDS)
Derivatives and hedging gains (losses). $  (4,841,296) $  (2,586,885) $  2,941,895
Embedded derivatives...................      6,776,544    (1,089,704)  (2,711,461)
                                        -------------- -------------- ------------
 Total net derivatives gains (losses).. $    1,935,248 $  (3,676,589) $    230,434
                                        ============== ============== ============

  The following table presents earned income on derivatives for the:

                                             YEARS ENDED DECEMBER 31,
                                       ------------------------------------
                                           2013         2012        2011
                                       ------------ ------------ ----------
                                                  (IN THOUSANDS)
     Net derivative gains (losses).... $  (262,379) $     20,202 $  141,929
     Policyholder benefits and claims.    (274,848)    (113,899)     16,833
                                       ------------ ------------ ----------
      Total........................... $  (537,227) $   (93,697) $  158,762
                                       ============ ============ ==========

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


NON-QUALIFYING DERIVATIVES

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                      NET       POLICYHOLDER
                                                   DERIVATIVE   BENEFITS AND
                                                 GAINS (LOSSES)  CLAIMS (1)
                                                 -------------- ------------
                                                       (IN THOUSANDS)
    FOR THE YEAR ENDED DECEMBER 31, 2013:
     Interest rate derivatives.................. $    (925,139) $    (1,364)
     Foreign currency exchange rate derivatives.      (514,563)           --
     Equity derivatives.........................    (3,139,215)    (635,931)
                                                 -------------- ------------
       Total.................................... $  (4,578,917) $  (637,295)
                                                 ============== ============
    FOR THE YEAR ENDED DECEMBER 31, 2012:
     Interest rate derivatives.................. $    (204,299) $         --
     Foreign currency exchange rate derivatives.      (284,745)           --
     Equity derivatives.........................    (2,118,043)    (367,490)
                                                 -------------- ------------
       Total.................................... $  (2,607,087) $  (367,490)
                                                 ============== ============
    FOR THE YEAR ENDED DECEMBER 31, 2011:
     Interest rate derivatives.................. $    1,527,402 $         --
     Foreign currency exchange rate derivatives.        143,177           --
     Equity derivatives.........................      1,129,387     (82,696)
                                                 -------------- ------------
       Total.................................... $    2,799,966 $   (82,696)
                                                 ============== ============

--------

(1)Changes in estimated fair value related to economic hedges of reinsured variable annuity guarantees.

CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by International Swaps and Derivatives Association ("ISDA") Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                              DECEMBER 31, 2013         DECEMBER 31, 2012
                                                          ------------------------- -------------------------
DERIVATIVES SUBJECT TO A MASTER NETTING ARRANGEMENT OR A
SIMILAR ARRANGEMENT                                          ASSETS    LIABILITIES     ASSETS    LIABILITIES
--------------------------------------------------------  ------------ ------------ ------------ ------------
                                                                            (IN THOUSANDS)
 Gross estimated fair value of derivatives:
  OTC-bilateral.......................................... $  2,430,173 $  2,593,152 $  4,708,762 $  1,534,233
  Exchange-traded........................................       11,500       47,169       18,608      126,432
                                                          ------------ ------------ ------------ ------------
    Total gross estimated fair value of
      derivatives (1)....................................    2,441,673    2,640,321    4,727,370    1,660,665
 Amounts offset in the balance sheets....................           --           --           --           --
                                                          ------------ ------------ ------------ ------------
 Estimated fair value of derivatives presented in the
   balance sheets (1)....................................    2,441,673    2,640,321    4,727,370    1,660,665
 Gross amounts not offset in the balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..........................................  (1,869,869)  (1,869,869)  (1,518,669)  (1,518,669)
  Exchange-traded........................................      (5,368)      (5,368)     (18,608)     (18,608)
 Cash collateral (3)
  OTC-bilateral..........................................    (163,210)           --  (1,473,376)           --
  Exchange-traded........................................           --     (39,008)           --    (107,824)
 Securities collateral (4)
  OTC-bilateral..........................................    (377,561)    (646,079)  (1,716,717)     (13,667)
  Exchange-traded........................................           --      (2,793)           --           --
                                                          ------------ ------------ ------------ ------------
 Net amount after application of master netting
   agreements and collateral............................. $     25,665 $     77,204 $         -- $      1,897
                                                          ============ ============ ============ ============

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $66,175 thousand and $74,942 thousand, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $8,133 thousand and $5,332 thousand, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents and the obligation to return it is included in other liabilities in the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded derivatives and is included in premiums, reinsurance and other receivables in the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $33,319 thousand and $0, respectively, and provided excess cash collateral of $185,299 thousand and $167,655 thousand, respectively, which is not included in the table above due to the foregoing limitation.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral of $96,746 thousand and $59,320 thousand, respectively, for its OTC-bilateral derivatives which are not included in the table above due to the foregoing limitation. At
   December 31, 2013 and 2012, the Company provided excess securities collateral of $0 and $0, respectively, for its OTC-bilateral derivatives and $36,182 thousand and $39,989 thousand, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                  ESTIMATED FAIR VALUE OF   FAIR VALUE OF INCREMENTAL COLLATERAL
                                   COLLATERAL PROVIDED:                PROVIDED UPON:
                                  ----------------------- ----------------------------------------
                                                                         DOWNGRADE IN THE HOLDING
                                                                         COMPANY'S CREDIT RATING
                     ESTIMATED                              ONE NOTCH    TO A LEVEL THAT TRIGGERS
                   FAIR VALUE OF                          DOWNGRADE IN        FULL OVERNIGHT
                   DERIVATIVES IN                          THE HOLDING     COLLATERALIZATION OR
                   NET LIABILITY      FIXED MATURITY        COMPANY'S          TERMINATION
                    POSITION (1)        SECURITIES        CREDIT RATING OF THE DERIVATIVE POSITION
                   -------------- ----------------------- ------------- --------------------------
                                                   (IN THOUSANDS)
December 31, 2013. $      723,283      $    646,079        $    20,912         $    21,353
December 31, 2012. $       15,564      $     13,667        $        --         $        --

--------

(1)After taking into consideration the existence of netting agreements.

EMBEDDED DERIVATIVES

  The Company assumes variable annuities, modified coinsurance contracts, equity indexed deferred annuities and purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: assumed variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; ceded reinsurance agreements of guaranteed minimum benefits related to GMABs and certain GMIBs; assumed modified coinsurance contracts; assumed reinsurance on equity indexed deferred annuities; and options embedded in debt and equity securities.

                       EXETER REASSURANCE COMPANY, LTD.

6. DERIVATIVES (CONTINUED)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                        DECEMBER 31,
                                                                  -------------------------
                                        BALANCE SHEET LOCATION        2013         2012
                                       -------------------------- ------------ ------------
                                                                       (IN THOUSANDS)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $    122,515 $    257,690
  Assumed modified coinsurance         Funds withheld at
   contracts.......................... interest..................       24,035       72,357
                                                                  ------------ ------------
   Net embedded derivatives within asset host contracts.......    $    146,550 $    330,047
                                                                  ============ ============
Net embedded derivatives within liability host contracts:
  Assumed guaranteed minimum benefits. Other policy-related
                                       balances.................. $  2,488,944 $  8,831,285
                                                                  ------------ ------------
   Net embedded derivatives within liability host contracts...    $  2,488,944 $  8,831,285
                                                                  ============ ============

  The following table presents changes in estimated fair value related to embedded derivatives:

                                             YEARS ENDED DECEMBER 31,
                                    ------------------------------------------
                                        2013          2012           2011
                                    ------------ -------------- --------------
                                                  (IN THOUSANDS)
 Net derivative gains (losses) (1). $  6,776,544 $  (1,089,704) $  (2,711,461)
 Policyholder benefits and claims.. $  (139,134) $       72,507 $       70,390

--------

(1)The valuation of reinsured guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($996.3) million, ($1,603.0) million and $1,956.9 million, for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were $19.4 million, $2.9 million and ($23.1) million, for the years ended December 31, 2013, 2012 and 2011, respectively.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                 Level 1  Unadjusted quoted prices in active
                          markets for identical assets or
                          liabilities. The size of the bid/ask
                          spread is used as an indicator of
                          market activity for fixed maturity
                          securities.

                 Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                 Level 3  Unobservable inputs that are
                          supported by little or no market
                          activity and are significant to the
                          determination of estimated fair value
                          of the assets or liabilities.
                          Unobservable inputs reflect the
                          reporting entity's own assumptions
                          about the assumptions that market
                          participants would use in pricing the
                          asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                  DECEMBER 31, 2013
                                                ------------------------------------------------------
                                                         FAIR VALUE HIERARCHY
                                                --------------------------------------
                                                                                       TOTAL ESTIMATED
                                                  LEVEL 1      LEVEL 2      LEVEL 3      FAIR VALUE
                                                ------------ ------------ ------------ ---------------
                                                                    (IN THOUSANDS)
ASSETS:
Fixed maturity securities:
 Foreign corporate............................. $         -- $    533,423 $         --  $    533,423
 U.S. corporate................................           --      253,705        9,917       263,622
 CMBS..........................................           --       75,017       57,547       132,564
 State and political subdivision...............           --      120,256           --       120,256
 U.S. Treasury and agency......................       99,248           --           --        99,248
 ABS...........................................           --       80,520           --        80,520
 RMBS..........................................           --       62,789           --        62,789
 Foreign government............................           --       28,659           --        28,659
                                                ------------ ------------ ------------  ------------
   Total fixed maturity securities.............       99,248    1,154,369       67,464     1,321,081
                                                ------------ ------------ ------------  ------------
Short-term investments (1).....................    2,630,762      101,270           --     2,732,032
Derivative assets: (2)
 Interest rate contracts.......................        9,046    1,171,719           --     1,180,765
 Foreign currency contracts....................        1,169          728           --         1,897
 Equity market contracts.......................        1,284      917,797      273,756     1,192,837
                                                ------------ ------------ ------------  ------------
   Total derivative assets.....................       11,499    2,090,244      273,756     2,375,499
                                                ------------ ------------ ------------  ------------
Net embedded derivatives within asset host
  contracts (3)................................           --           --      146,550       146,550
                                                ------------ ------------ ------------  ------------
   Total assets................................ $  2,741,509 $  3,345,883 $    487,770  $  6,575,162
                                                ============ ============ ============  ============
LIABILITIES:
Derivative liabilities: (2)
 Interest rate contracts....................... $      6,547 $    798,367 $         --  $    804,914
 Foreign currency contracts....................        1,022      171,078           --       172,100
 Equity market contracts.......................       39,601    1,136,875      494,964     1,671,440
                                                ------------ ------------ ------------  ------------
   Total derivative liabilities................       47,170    2,106,320      494,964     2,648,454
                                                ------------ ------------ ------------  ------------
Net embedded derivatives within liability host
  contracts (3)................................           --           --    2,488,944     2,488,944
                                                ------------ ------------ ------------  ------------
   Total liabilities........................... $     47,170 $  2,106,320 $  2,983,908  $  5,137,398
                                                ============ ============ ============  ============

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

                                                              DECEMBER 31, 2012
                                            ------------------------------------------------------
                                                     FAIR VALUE HIERARCHY
                                            -------------------------------------- TOTAL ESTIMATED
                                              LEVEL 1      LEVEL 2      LEVEL 3      FAIR VALUE
                                            ------------ ------------ ------------ ---------------
                                                                (IN THOUSANDS)
ASSETS:
Fixed maturity securities:
 Foreign corporate......................... $         -- $    628,708 $      2,714  $     631,422
 U.S. corporate............................           --      307,001       15,465        322,466
 CMBS......................................           --       44,603       41,723         86,326
 State and political subdivision...........           --      135,567           --        135,567
 U.S. Treasury and agency..................      285,259        8,270           --        293,529
 ABS.......................................           --      193,876        4,000        197,876
 RMBS......................................           --       81,906           --         81,906
 Foreign government........................           --       36,527           --         36,527
                                            ------------ ------------ ------------  -------------
   Total fixed maturity securities.........      285,259    1,436,458       63,902      1,785,619
                                            ------------ ------------ ------------  -------------
Short-term investments (1).................    3,824,840      425,354        4,996      4,255,190
Derivative assets: (2)
 Interest rate contracts...................          598    2,170,219           --      2,170,817
 Foreign currency contracts................        3,864        1,051           --          4,915
 Equity market contracts...................       14,146    2,000,970      461,580      2,476,696
                                            ------------ ------------ ------------  -------------
   Total derivative assets.................       18,608    4,172,240      461,580      4,652,428
                                            ------------ ------------ ------------  -------------
Net embedded derivatives within asset host
  contracts (3)............................           --           --      330,047        330,047
                                            ------------ ------------ ------------  -------------
   Total assets............................ $  4,128,707 $  6,034,052 $    860,525  $  11,023,284
                                            ============ ============ ============  =============
LIABILITIES:
Derivative liabilities: (2)
 Interest rate contracts................... $     20,980 $    670,059 $         --  $     691,039
 Foreign currency contracts................           --      177,496           --        177,496
 Equity market contracts...................      105,452      416,032      275,979        797,463
                                            ------------ ------------ ------------  -------------
   Total derivative liabilities............      126,432    1,263,587      275,979      1,665,998
                                            ------------ ------------ ------------  -------------
Net embedded derivatives within liability
  host contracts (3).......................           --           --    8,831,285      8,831,285
                                            ------------ ------------ ------------  -------------
   Total liabilities....................... $    126,432 $  1,263,587 $  9,107,264  $  10,497,283
                                            ============ ============ ============  =============

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

(2)Derivative amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


(3)Net embedded derivatives within asset host contracts are presented within funds withheld at interest and premiums, reinsurance and other receivables in the balance sheets. Net embedded derivatives within liability host contracts are presented within other policy-related balances in the balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 INVESTMENTS

  VALUATION CONTROLS AND PROCEDURES

    On behalf of the Company and the Holding Company's Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Holding Company's Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

  based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  SECURITIES AND SHORT-TERM INVESTMENTS

    When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities.

   U.S. CORPORATE AND FOREIGN CORPORATE SECURITIES

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer and in certain cases, delta spread adjustments to reflect specific credit related issues.

   STRUCTURED SECURITIES COMPRISED OF ABS, CMBS AND RMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon,

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

   weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  STATE AND POLITICAL SUBDIVISION AND FOREIGN GOVERNMENT SECURITIES

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  U.S. TREASURY AND AGENCY SECURITIES

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Level 3 Valuation Techniques and Key Inputs:

     In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for in the Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

     Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. CORPORATE AND FOREIGN CORPORATE SECURITIES

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   STRUCTURED SECURITIES COMPRISED OF ABS AND CMBS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data including credit spreads. Below investment grade securities and sub-prime RMBS included in this level

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

   are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

 DERIVATIVES

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


  FREESTANDING DERIVATIVES

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   INTEREST RATE

     NON-OPTION-BASED. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

     OPTION-BASED. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   FOREIGN CURRENCY EXCHANGE RATE

     NON-OPTION-BASED. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   EQUITY MARKET

     NON-OPTION-BASED. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

     OPTION-BASED. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   EQUITY MARKET

     NON-OPTION-BASED. -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

     OPTION-BASED. -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves, equity volatility and unobservable correlation between model inputs.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


 EMBEDDED DERIVATIVES

   Embedded derivatives principally include certain assumed and ceded variable annuity guarantees and equity indexed crediting rates within certain funding agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for the Holding Company's debt, including related credit default swaps.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs previously described. These reinsurance agreements contain embedded derivatives which are included within premiums, reinsurance and other receivables in the balance sheets with changes in estimated fair value reported in net derivative gains (losses) or policyholder benefits and claims depending on the statement of operations classification of the direct risk. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


   The estimated fair value of the embedded derivatives within funds withheld related to certain assumed reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in derivative liabilities and funds withheld at interest in the balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  EMBEDDED DERIVATIVES WITHIN ASSET AND LIABILITY HOST CONTRACTS

   Level 3 Valuation Techniques and Key Inputs:

   ASSUMED GUARANTEED MINIMUM BENEFITS

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   REINSURANCE CEDED ON CERTAIN GUARANTEED MINIMUM BENEFITS

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in " -- Assumed Guaranteed Minimum Benefits" and also include counterparty credit spreads.

   EMBEDDED DERIVATIVES WITHIN FUNDS WITHHELD RELATED TO CERTAIN ASSUMED REINSURANCE

     These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 TRANSFERS BETWEEN LEVELS

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


  TRANSFERS BETWEEN LEVELS 1 AND 2:

     There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012.

  TRANSFERS INTO OR OUT OF LEVEL 3:

     Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

     Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

     Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

   The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                        DECEMBER 31, 2013
                                                                                    --------------------------
                                                              SIGNIFICANT                             WEIGHTED
                            VALUATION TECHNIQUES           UNOBSERVABLE INPUTS          RANGE        AVERAGE (1)
                       -------------------------------- --------------------------  -------------    -----------
FIXED MATURITY SECURITIES: (3)
 U.S. corporate and
  foreign corporate... Matrix pricing                   Credit spreads (4)             95  -     95       95
                                                        Illiquidity premium (4)        30  -     30       30
                       ------------------------------------------------------------------------------------------
 CMBS................. Matrix pricing and discounted    Credit spreads (4)
                         cash flow                                                    215  -    215      215
                       Market pricing                   Quoted prices (5)             104  -    104      104
                       Consensus pricing                Offered quotes (5)             90  -     92       91
                       ------------------------------------------------------------------------------------------
DERIVATIVES:
 Equity market........ Present value techniques         Volatility (7)                 13% -     28%
                          or option pricing models      Correlation (9)                60% -     60%
                       ------------------------------------------------------------------------------------------
EMBEDDED DERIVATIVES:
 Assumed and ceded     Option pricing techniques        Mortality rates:                0% -   0.10%
  guaranteed minimum                                        Ages 0 - 40
  benefits............
                                                            Ages 41 - 60             0.04% -   0.65%
                                                            Ages 61 - 115            0.26% -    100%
                                                        Lapse rates:
                                                            Durations 1 -10          0.50% -    100%
                                                            Durations 11 -20            3% -    100%
                                                            Durations 21 -116           3% -    100%
                                                        Utilization rates              20% -     50%
                                                        Withdrawal rates             0.07% -     10%
                                                        Long-term equity            17.40% -     25%
                                                          volatilities
                                                        Nonperformance               0.03% -   0.44%
                                                          risk spread
                       ------------------------------------------------------------------------------------------

                                                                IMPACT OF
                                     DECEMBER 31, 2012         INCREASE IN
                                 --------------------------     INPUT ON
                                                   WEIGHTED     ESTIMATED
     VALUATION TECHNIQUES            RANGE        AVERAGE (1) FAIR VALUE (2)
-------------------------------- -------------    ----------- --------------


Matrix pricing                     103  -    499      168       Decrease
                                    30  -     30       30       Decrease
-----------------------------------------------------------------------------
Matrix pricing and discounted
  cash flow                                                   Decrease (6)
Market pricing                     104  -    104      104     Increase (6)
Consensus pricing                                             Increase (6)
-----------------------------------------------------------------------------

Present value techniques            13% -     32%             Increase (8)
   or option pricing models         65% -     65%
-----------------------------------------------------------------------------

Option pricing techniques            0% -   0.14%  Decrease (10)


                                  0.05% -   0.75%             Decrease (10)
                                  0.26% -    100%             Decrease (10)

                                  0.50% -    100%             Decrease (11)
                                     3% -    100%             Decrease (11)
                                   2.5% -    100%             Decrease (11)
                                    20% -     50%             Increase (12)
                                  0.07% -     20%                 (13)
                                 15.18% -     40%  Increase (14)

                                  0.10% -   1.72%  Decrease (15)

-----------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to assumed guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


(9)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(10)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(11)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(12)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(14)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within embedded derivatives within funds withheld related to certain assumed reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                     FIXED MATURITY SECURITIES:
                                               --------------------------------------
                                                FOREIGN    U.S.                       SHORT-TERM    EQUITY    NET EMBEDDED
                                               CORPORATE CORPORATE   CMBS      ABS    INVESTMENTS   MARKET   DERIVATIVES (6)
                                               --------- --------- --------- -------- ----------- ---------- ---------------
                                                                              (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2013:
Balance, January 1,........................... $  2,714  $  15,465 $  41,723 $  4,000  $  4,996   $  185,601  $(8,501,238)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2).................
   Net investment income......................       11       (63)     (242)       --         4           --            --
   Net investment gains (losses)..............       --         --        --       --        --           --            --
   Net derivative gains (losses)..............       --         --        --       --        --    (425,674)     6,789,870
   Policyholder benefits and claims...........       --         --        --       --        --       18,720     (139,134)
  OCI.........................................     (25)      (652)   (1,828)       --        --          252       291,536
Purchases (3).................................       --         --    17,894       --        --        7,149            --
Sales (3).....................................  (2,700)    (8,680)        --       --   (5,000)           --            --
Settlements (3)...............................       --         --        --       --        --      (7,256)     (783,428)
Transfers into Level 3 (4)....................       --      3,847        --       --        --           --            --
Transfers out of Level 3 (4)..................       --         --        --  (4,000)        --           --            --
                                               --------  --------- --------- --------  --------   ----------  ------------
Balance, December 31,......................... $     --  $   9,917 $  57,547 $     --  $     --   $(221,208)  $(2,342,394)
                                               ========  ========= ========= ========  ========   ==========  ============
Changes in unrealized gains (losses) included
 in net income (loss): (5)
  Net investment income....................... $     --  $       4 $   (242) $     --  $     --   $       --  $         --
  Net investment gains (losses)............... $     --  $      -- $      -- $     --  $     --   $       --  $         --
  Net derivative gains (losses)............... $     --  $      -- $      -- $     --  $     --   $(414,667)  $  6,743,952
  Policyholder benefits and claims............ $     --  $      -- $      -- $     --  $     --   $   18,720  $  (134,839)

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 ------------------------------------------------------------------------------------------------
                                       FIXED MATURITY SECURITIES:       EQUITY SECURITIES:
                                 -------------------------------------- ------------------
                                  FOREIGN    U.S.                         NON-REDEEMABLE   SHORT-TERM    EQUITY    NET EMBEDDED
                                 CORPORATE CORPORATE   CMBS      ABS     PREFERRED STOCK   INVESTMENTS   MARKET   DERIVATIVES (6)
                                 --------- --------- --------- -------- ------------------ ----------- ---------- ---------------
                                                                          (IN THOUSANDS)
YEAR ENDED DECEMBER 31,
 2012:
Balance, January 1,............. $  2,533  $  15,114 $  41,724 $     --     $      --       $  39,967  $  844,062  $(7,033,096)
Total realized/unrealized gains
 (losses) included in:
  Net income
   (loss): (1), (2)
   Net investment income........       12       (16)     (164)       --            --              35          --            --
   Net investment gains
    (losses)....................       --         --        --       --            --              --          --            --
   Net derivative gains
    (losses)....................       --         --        --       --            --              --   (507,571)   (1,085,812)
   Policyholder benefits and
    claims......................       --         --        --       --            --              --      28,895        72,507
  OCI...........................      169        (4)       163       --            --              --     (2,565)       259,765
Purchases (3)...................       --      6,501        --    4,000            --           4,994      19,056            --
Sales (3).......................       --      (701)        --       --            --        (40,000)    (43,500)            --
Settlements (3).................       --         --        --       --            --              --   (152,776)     (714,602)
Transfers into
 Level 3 (4)....................       --         --        --       --            --              --          --            --
Transfers out of
 Level 3 (4)....................       --    (5,429)        --       --            --              --          --            --
                                 --------  --------- --------- --------     ---------       ---------  ----------  ------------
Balance, December 31,........... $  2,714  $  15,465 $  41,723 $  4,000     $      --       $   4,996  $  185,601  $(8,501,238)
                                 ========  ========= ========= ========     =========       =========  ==========  ============
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income......... $     11  $       9 $   (163) $     --     $      --       $       2  $       --  $         --
  Net investment gains
   (losses)..................... $     --  $      -- $      -- $     --     $      --       $      --  $       --  $         --
  Net derivative gains
   (losses)..................... $     --  $      -- $      -- $     --     $      --       $      --  $(498,377)  $(1,139,890)
  Policyholder benefits and
   claims....................... $     --  $      -- $      -- $     --     $      --       $      --  $   28,895  $     75,146

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)

                                            FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  ------------------------------------------------------------------------------------------
                                      FIXED MATURITY SECURITIES:     EQUITY SECURITIES:
                                  ---------------------------------- ------------------
                                   FOREIGN    U.S.                     NON-REDEEMABLE   SHORT-TERM   EQUITY    NET EMBEDDED
                                  CORPORATE CORPORATE   CMBS    ABS   PREFERRED STOCK   INVESTMENTS  MARKET   DERIVATIVES (6)
                                  --------- --------- -------  ----- ------------------ ----------- --------  ---------------
                                                                        (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..............  $2,673    $10,430  $    --  $  --    $      2,835     $  49,980  $124,720    $(3,660,494)
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.........      10          4     (104)    --              --            19        --             --
   Net investment gains
    (losses).....................      --          1       --     --            (292)           --        --             --
   Net derivative gains
    (losses).....................      --         --       --     --              --            --   563,864     (2,710,927)
   Policyholder benefits and
    claims.......................      --         --       --     --              --            --     7,131         70,390
  OCI............................    (150)      (511)     104     --             337            --       409       (120,058)
Purchases (3)....................      --         --   41,724     --              --        39,951   225,211             --
Sales (3)........................      --     (1,974)      --     --          (2,880)      (49,983)       --             --
Settlements (3)..................      --         --       --     --              --            --    (2,563)      (612,007)
Transfers into Level 3 (4).......      --      7,164       --     --              --            --        --             --
Transfers out of Level 3 (4).....      --         --       --     --              --            --   (74,710)            --
                                   ------    -------  -------  -----    ------------     ---------  --------    -----------
Balance, December 31,............  $2,533    $15,114  $41,724  $  --    $         --     $  39,967  $844,062    $(7,033,096)
                                   ======    =======  =======  =====    ============     =========  ========    ===========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
  Net investment income..........  $   10    $     4  $  (104) $  --    $         --     $      15  $     --    $        --
  Net investment gains (losses)..  $   --    $     1  $    --  $  --    $       (292)    $      --  $     --    $        --
  Net derivative gains (losses)..  $   --    $    --  $    --  $  --    $         --     $      --  $566,325    $ 2,735,936
  Policyholder benefits and
   claims........................  $   --    $    --  $    --  $  --    $         --     $      --  $  7,131    $   108,678

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and other comprehensive income
   (loss), are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


FAIR VALUE OF FINANCIAL INSTRUMENTS CARRIED AT OTHER THAN FAIR VALUE

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, the obligation to return cash collateral received (included in other liabilities on the balance sheets) and short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                 DECEMBER 31, 2013
                                             ---------------------------------------------------------
                                                             FAIR VALUE HIERARCHY
                                              CARRYING  -----------------------------  TOTAL ESTIMATED
                                               VALUE    LEVEL 1  LEVEL 2     LEVEL 3     FAIR VALUE
                                             ---------- ------- ---------- ----------  ---------------
                                                                  (IN THOUSANDS)
ASSETS
Premiums, reinsurance and other receivables. $  228,140  $  --  $  224,672 $ (161,249)   $   63,423
LIABILITIES
Debt -- affiliated.......................... $  575,118  $  --  $  592,278 $       --    $  592,278
Other liabilities........................... $    3,836  $  --  $    3,836 $       --    $    3,836

                                                                 DECEMBER 31, 2012
                                             ---------------------------------------------------------
                                                             FAIR VALUE HIERARCHY
                                              CARRYING  -----------------------------  TOTAL ESTIMATED
                                               VALUE    LEVEL 1  LEVEL 2     LEVEL 3     FAIR VALUE
                                             ---------- ------- ---------- ----------  ---------------
                                                                  (IN THOUSANDS)
ASSETS
Premiums, reinsurance and other receivables. $  304,411  $  --  $  275,479 $  174,126    $  449,605
LIABILITIES
Debt -- affiliated.......................... $   75,118  $  --  $   82,174 $       --    $   82,174
Other liabilities........................... $       72  $  --  $       72 $       --    $       72

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 PREMIUMS, REINSURANCE AND OTHER RECEIVABLES

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements and amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives.

                       EXETER REASSURANCE COMPANY, LTD.

7. FAIR VALUE (CONTINUED)


   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 DEBT -- AFFILIATED

    The estimated fair value of debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

 OTHER LIABILITIES

   Other liabilities consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

8. DEBT -- AFFILIATED

  The table below presents information for the Company's long-term and short-term debt-affiliated outstanding at:

                                                             DECEMBER 31,
                                                         --------------------
                                  INTEREST RATE MATURITY    2013      2012
                                  ------------- -------- ---------- ---------
                                                            (IN THOUSANDS)
                                                         --------------------
   SHORT-TERM AND LONG-TERM DEBT
    Surplus note.................     6.798%      2014   $   75,118 $  75,118
    Senior notes.................     2.470%      2015      500,000        --
                                                         ---------- ---------
      Total debt-affiliated......                        $  575,118 $  75,118
                                                         ========== =========

  On October 15, 2013, the Company issued $500.0 million of guaranteed senior notes, Series A, to various affiliates, maturing in 2015 with an interest rate of 2.47%.

  On September 27, 2012, the Holding Company assumed $750.0 million of the Company's senior notes with interest rates of 6.440% and 5.330%, payable to an affiliate. In exchange for the assumption of senior notes, the

                       EXETER REASSURANCE COMPANY, LTD.

8. DEBT -- AFFILIATED (CONTINUED)

Company issued to the Holding Company 75,000 shares of Series A 7.69% non-cumulative perpetual preferred shares with a par value of $1 per share and a liquidity preference of $10,000 per share. The dividend is payable semi-annually. (See Note 9 for additional information on preferred stock).

  On December 19, 2012, the Holding Company assumed $1,250.0 million of the Company's senior notes with interest rates of 7.440%, 5.640% and 5.860%, payable to various affiliates. In exchange for the assumption of senior notes, the Company issued to the Holding Company 125,000 shares of Series A 7.75% non-cumulative perpetual preferred shares with a par value of $1 per share and a liquidity preference of $10,000 per share. The dividend is payable semi-annually. (See Note 9 for additional information on preferred stock).

  On July 15, 2011, the Company issued a $500.0 million guaranteed senior note, Series A, to various affiliates, maturing in 2021 with an interest rate of 5.64%.

  On December 16, 2011, the Company issued a $500.0 million guaranteed senior note, Series B, to various affiliates, maturing in 2021 with an interest rate of 5.86%.

  Interest expense related to the Company's indebtedness, included in other expenses, was $7.7 million, $112.6 million and $83.3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

 LETTERS OF CREDIT

   The Company had access to certain letter of credit agreements totaling $5,450.0 million in letter of credit capacity from various banks, either directly with the bank or indirectly through letters of credit available to the Holding Company for the benefit of the Company and certain other affiliates of the Holding Company. At December 31, 2013, the Company had $802.0 million in outstanding letters of credit. The letters of credit were used to collateralize assumed liabilities.

  Letters of credit outstanding as of December 31, 2013 were as follows:

                                                                USED BY    USED BY    REMAINING
BORROWER(S)                       EXPIRATION       CAPACITY   THE COMPANY AFFILIATES   UNUSED
----------------------------- ------------------ ------------ ----------- ---------- ------------
                                                        (IN THOUSANDS)
Exeter.......................  December 2027 (1) $    650,000 $  600,000  $       -- $     50,000
Holding Company and MetLife
  Funding, Inc............... September 2017 (1)    1,000,000         --      59,000      941,000
Holding Company and MetLife
  Funding, Inc...............        August 2016    3,000,000      2,000     130,789    2,867,211
Exeter, Holding Company &
  Missouri Reinsurance, Inc..          June 2016      500,000         --     490,000       10,000
Holding Company..............        August 2014      300,000    200,000     100,000           --
                                                 ------------ ----------  ---------- ------------
 Total.......................                    $  5,450,000 $  802,000  $  779,789 $  3,868,211
                                                 ============ ==========  ========== ============

--------

(1)The Holding Company is a guarantor under this agreement.

9. STOCKHOLDER'S EQUITY

  Effective October 1, 2013 in conjunction with the Company's redomestication to Delaware the stockholder's equity was restructured.

                       EXETER REASSURANCE COMPANY, LTD.

9. STOCKHOLDER'S EQUITY (CONTINUED)

  Information regarding the restructure was as follows at:

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------
            COMMON STOCK
            Shares authorized................ 13,875,000 14,125,000
            Shares issued.................... 13,466,000 13,466,000
            Shares outstanding............... 13,466,000 13,466,000
            Par value per share..............      $0.01      $1.00

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------
            PREFERRED STOCK
            Shares authorized................    250,000    200,000
            Shares issued....................    200,000    200,000
            Shares outstanding...............    200,000    200,000
            Par value per share..............      $0.01      $1.00
            Liquidation preference per share.    $10,000    $10,000

PREFERRED STOCK

  On September 27, 2012, the Company issued to the Holding Company 75,000 shares of 7.69% Series A non-cumulative perpetual preferred stock in exchange for the assumption of $750.0 million of the Company's senior notes. See Note 8.

  On December 19, 2012, the Company issued to the Holding Company 125,000 shares of 7.75% Series A non-cumulative perpetual preferred stock in exchange for the assumption of $1,250.0 million of the Company's senior notes. See Note 8.

EQUITY

  Under Delaware Law, the Company is required to maintain minimum capital of $250 thousand. The Company was in compliance with this requirement at December 31, 2013.

  Under the Law, the Company was required to maintain net worth of $240 thousand. The Company was in compliance with this requirement at September 30, 2013 (prior to redomestication to Delaware) and December 31, 2012.

  During the year ended December 31, 2013, the Company received no capital contributions from the Holding Company. The Company received capital contributions of $800.0 million and $673.0 million in cash from the Holding Company during the years ended December 31, 2012 and 2011.

  During the years ended December 31, 2013, 2012 and 2011, the Holding Company paid and contributed, on the Company's behalf, $26.8 million, $33.4 million and $30.9 million, respectively, in the form of letter of credit fees.

                       EXETER REASSURANCE COMPANY, LTD.

9. STOCKHOLDER'S EQUITY (CONTINUED)


DIVIDEND RESTRICTIONS

  Under the strategic business plan of the company approved by the Delaware Insurance commissioner (the "Commissioner"), the company may not declare or pay dividend in any form to its parent without the approval of the Commissioner and in no event shall the Commissioner grant such approval if the dividend would result in the insolvency or impairment of the Company.

  The company paid non-cumulative perpetual preferred stock dividend to the Holding company of $132.5 million during the year ended December 31, 2013. The Company did not pay a dividend to the Holding Company during the years ended December 31, 2012 and 2011.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                       UNREALIZED      FOREIGN
                                                    INVESTMENT GAINS  CURRENCY
                                                    (LOSSES), NET OF TRANSLATION
                                                    RELATED OFFSETS  ADJUSTMENT     TOTAL
                                                    ---------------- ----------- -----------
                                                                 (IN THOUSANDS)
Balance at December 31, 2010.......................   $     3,341    $    39,291 $    42,632
OCI before reclassifications.......................        39,974       (15,751)      24,223
Income tax expense (benefit).......................      (13,991)             --    (13,991)
                                                      -----------    ----------- -----------
 OCI before reclassifications, net of income tax...        29,324         23,540      52,864
Amounts reclassified from AOCI.....................       (4,425)             --     (4,425)
Income tax expense (benefit).......................         1,549             --       1,549
                                                      -----------    ----------- -----------
 Amounts reclassified from AOCI, net of income tax.       (2,876)             --     (2,876)
                                                      -----------    ----------- -----------
Balance at December 31, 2011.......................        26,448         23,540      49,988
OCI before reclassifications.......................        29,412         13,028      42,440
Income tax expense (benefit).......................      (10,294)             --    (10,294)
                                                      -----------    ----------- -----------
 OCI before reclassifications, net of income tax...        45,566         36,568      82,134
Amounts reclassified from AOCI.....................       (4,395)             --     (4,395)
Income tax expense (benefit).......................         1,538             --       1,538
                                                      -----------    ----------- -----------
 Amounts reclassified from AOCI, net of income tax.       (2,857)             --     (2,857)
                                                      -----------    ----------- -----------
Balance at December 31, 2012.......................        42,709         36,568      79,277
OCI before reclassifications.......................      (54,557)         26,548    (28,009)
Income tax expense (benefit).......................        19,094             --      19,094
                                                      -----------    ----------- -----------
 OCI before reclassifications, net of income tax...         7,246         63,116      70,362
Amounts reclassified from AOCI.....................       (2,077)             --     (2,077)
Income tax expense (benefit).......................           727             --         727
                                                      -----------    ----------- -----------
 Amounts reclassified from AOCI, net of income tax.       (1,350)             --     (1,350)
                                                      -----------    ----------- -----------
Balance at December 31, 2013.......................   $     5,896    $    63,116 $    69,012
                                                      ===========    =========== ===========

                       EXETER REASSURANCE COMPANY, LTD.

9. STOCKHOLDER'S EQUITY (CONTINUED)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                          STATEMENT OF OPERATIONS AND
AOCI COMPONENTS                                  AMOUNTS RECLASSIFIED FROM AOCI       COMPREHENSIVE INCOME (LOSS) LOCATION
------------------------------------------ ------------------------------------------ ------------------------------------
                                                    YEARS ENDED DECEMBER 31,
                                           ------------------------------------------
                                               2013          2012           2011
                                           ------------ -------------- --------------
                                                         (IN THOUSANDS)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses)............................... $      2,066 $        4,387 $        4,426 Other net investment gains (losses)
  Net unrealized investment gains
   (losses)...............................           11              8            (1) Net investment income
                                           ------------ -------------- --------------
   Net unrealized investment gains
    (losses), before income tax...........        2,077          4,395          4,425
   Income tax (expense) benefit...........        (727)        (1,538)        (1,549)
                                           ------------ -------------- --------------
   Net unrealized investment gains
    (losses), net income tax.............. $      1,350 $        2,857 $        2,876
                                           ============ ============== ==============
Total reclassification, net of income tax. $      1,350 $        2,857 $        2,876
                                           ============ ============== ==============

10. OTHER EXPENSES

  Information on other expenses was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                     2013       2012       2011
                                                  ---------- ---------- ----------
                                                           (IN THOUSANDS)
Commissions...................................... $   11,775 $   11,116 $    9,155
Volume-related costs.............................     26,816     33,524     30,929
Affiliated costs of reinsurance..................     72,517        297     12,073
Capitalization of DAC............................    (2,013)    (1,760)    (2,955)
Amortization of DAC..............................   (21,146)     43,204     31,527
Interest expense on debt and debt issuance costs.      7,714    112,646     83,296
Premium taxes, licenses & fees...................         25          9         34
Professional services............................        468        858         84
Other............................................      5,051      6,947      5,740
                                                  ---------- ---------- ----------
  Total other expenses........................... $  101,207 $  206,841 $  169,883
                                                  ========== ========== ==========

CAPITALIZATION AND AMORTIZATION OF DAC

  See Note 2 for additional information on DAC including impacts of capitalization and amortization.

AFFILIATED EXPENSES

  Commissions, volume-related costs and capitalization and amortization of DAC include the impact of affiliated reinsurance transactions.

  See Notes 4 and 8 for a discussion of affiliated expenses included in the table above.

INTEREST EXPENSE ON DEBT

  See Note 8 for attribution of interest expense by debt issuance.

                       EXETER REASSURANCE COMPANY, LTD.

11. INCOME TAX

  The provision for income tax was as follows:

                                                  YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                               2013         2012         2011
                                            ---------- -------------- ----------
                                                       (IN THOUSANDS)
Current:
 Federal................................... $(267,685) $    (363,174) $  273,521
 Foreign...................................         50             50         --
                                            ---------- -------------- ----------
                                             (267,635)      (363,124)    273,521
Deferred:
 Federal...................................    631,850    (1,092,375)  (179,444)
                                            ---------- -------------- ----------
Provision for income tax expense (benefit). $  364,215 $  (1,455,499) $   94,077
                                            ========== ============== ==========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was follows:

                                                 YEARS ENDED DECEMBER 31,
                                            -----------------------------------
                                               2013         2012        2011
                                            ---------- -------------- ---------
                                                      (IN THOUSANDS)
Tax provision at U.S. statutory rate....... $  362,691 $  (1,455,439) $  94,077
Tax effect of:
Other......................................      1,464             --        --
Tax exempt investment income...............         --           (60)        --
Prior year tax.............................         60             --        --
                                            ---------- -------------- ---------
Provision for income tax expense (benefit). $  364,215 $  (1,455,499) $  94,077
                                            ========== ============== =========

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                       DECEMBER 31,
                                                 -------------------------
                                                     2013         2012
                                                 ------------ ------------
                                                      (IN THOUSANDS)
      Deferred income tax assets:
       Benefit, reinsurance and other reserves.. $    726,167 $  2,752,083
       Investments, including derivatives.......      821,544           --
       Net operating loss.......................       67,235           --
       Tax credits..............................          113           --
       Other....................................           --          753
                                                 ------------ ------------
                                                    1,615,059    2,752,836
                                                 ------------ ------------
      Deferred income tax liabilities:
       Net unrealized investment gains..........        3,176       22,997
       DAC......................................       35,280       33,288
       Investments, including derivatives.......           --      429,480
       Other....................................       47,139           --
                                                 ------------ ------------
                                                       85,595      485,765
                                                 ------------ ------------
      Net deferred income tax asset (liability). $  1,529,464 $  2,267,071
                                                 ============ ============

                       EXETER REASSURANCE COMPANY, LTD.

11. INCOME TAX (CONTINUED)


  Domestic net operating carryforwards of $192,099 thousand at December 31, 2013 will expire beginning in 2028. Tax credit carryforwards of $113 thousand at December 31, 2013 will expire beginning in 2022.

  The lack of a valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will be realizable. In 2013, management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize gross deferred tax assets. Accordingly, the Company has not recorded a valuation allowance against its gross deferred tax assets. The Company has determined that a valuation allowance against its deferred tax assets is not appropriate as of the year ended December 31, 2012.

  Prior to October 1, 2013, the Company was registered as an exempted company pursuant to the Companies Law of the Cayman Islands. No local income, profits or capital gains taxes are levied in the Cayman Islands at the current time. As a result, no provision for such taxes is recorded by the Company.

  Prior to the re-domestication, the Company made an election to be treated as an U.S. Domestic entity under Internal Revenue Code Section ("Sec.") 953(d). The election under Sec. 953(d) is valid through December 31, 2013. The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provision of the Code. Pursuant to this tax sharing agreement, the amount due from the Holding Company was $196.6 million and $261.7 million at December 31, 2013 and 2012, respectively.

  The Company files income tax returns with the U.S. federal government and is under continuous examination by the Internal Revenue Service. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2003, with the exception of the period October 31, 2000 through December 31, 2000. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2014. It is not expected to have a material impact on the financial statements. As of December 31, 2013, the Company had no liability for unrecognized tax benefits.

12. CONTINGENCIES AND COMMITMENTS

  There is no pending or threatened litigation, claim or assessment against the Company that would constitute a material loss contingency.

  Various litigation, claims or assessments against the Company may arise in the ordinary course of the Company's business. Liabilities for litigations, claims or assessments are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. The Company regularly reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Based on information currently known by the Company's management, in its opinion, there are no current legal proceedings, likely to have such an effect. However, it is possible that an adverse outcome in a litigation matter, should such a litigation matter arise in the future, could have a material effect on the Company's net income or cash flows.

                       EXETER REASSURANCE COMPANY, LTD.

13. OTHER RELATED PARTY TRANSACTIONS

  The Company had net payables to affiliates of $593 thousand and $877 thousand at December 31, 2013 and 2012, respectively. These payables exclude affiliated reinsurance balances discussed in Note 4 and affiliated debt balances discussed in Note 8.

  See Note 5 for additional related party transactions.

14. SUBSEQUENT EVENTS

  The Company has evaluated events subsequent to December 31, 2013, and through April 2, 2014, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

MetLife Investors Insurance Company

Financial Statements

As of December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012 and 2011 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

We have audited the accompanying financial statements of MetLife Investors Insurance Company (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended
December 31, 2013, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MetLife Investors Insurance Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
March 31, 2014

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                       2013        2012
                                                                                    ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized
   cost: $2,200 and $2,178, respectively).......................................... $     2,250 $     2,320
 Equity securities available-for-sale, at estimated fair value (cost: $46 and $48,
   respectively)...................................................................          45          45
 Mortgage loans (net of valuation allowances of $1 and $2, respectively)...........         286         284
 Policy loans......................................................................          27          27
 Other limited partnership interests...............................................          32          23
 Short-term investments, at estimated fair value...................................          75         139
 Other invested assets.............................................................          68          93
                                                                                    ----------- -----------
   Total investments...............................................................       2,783       2,931
Cash and cash equivalents..........................................................          24          27
Accrued investment income..........................................................          26          28
Premiums, reinsurance and other receivables........................................       1,829       2,485
Deferred policy acquisition costs and value of business acquired...................         291         148
Current income tax recoverable.....................................................           9           9
Other assets.......................................................................         110         115
Separate account assets............................................................      12,033      11,072
                                                                                    ----------- -----------
   Total assets.................................................................... $    17,105 $    16,815
                                                                                    =========== ===========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................. $       501 $       482
Policyholder account balances......................................................       2,748       3,077
Other policy-related balances......................................................         102         102
Payables for collateral under securities loaned and other transactions.............         266         238
Deferred income tax liability......................................................         192         326
Other liabilities..................................................................          94          78
Separate account liabilities.......................................................      12,033      11,072
                                                                                    ----------- -----------
   Total liabilities...............................................................      15,936      15,375
                                                                                    ----------- -----------
Contingencies, Commitments and Guarantees (Note 11)
Stockholder's Equity
 Common stock, par value $2 per share; 5,000,000 shares authorized;
   2,899,446 shares issued and outstanding.........................................           6           6
 Additional paid-in capital........................................................         636         636
 Retained earnings.................................................................         504         722
 Accumulated other comprehensive income (loss).....................................          23          76
                                                                                    ----------- -----------
   Total stockholder's equity......................................................       1,169       1,440
                                                                                    ----------- -----------
   Total liabilities and stockholder's equity...................................... $    17,105 $    16,815
                                                                                    =========== ===========

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                     2013      2012     2011
                                                                  ---------- -------- --------
Revenues
Premiums......................................................... $       29 $     11 $      7
Universal life and investment-type product policy fees...........        202      198      204
Net investment income............................................        114      113      114
Fees on ceded reinsurance and other..............................         90       93      104
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity securities..         --      (2)       --
  Other net investment gains (losses)............................          1      (2)      (5)
                                                                  ---------- -------- --------
   Total net investment gains (losses)...........................          1      (4)      (5)
  Net derivative gains (losses)..................................      (442)      329      326
                                                                  ---------- -------- --------
     Total revenues..............................................        (6)      740      750
                                                                  ---------- -------- --------
Expenses
Policyholder benefits and claims.................................         48      100       59
Interest credited to policyholder account balances...............        113      118      127
Other expenses...................................................       (11)      229      259
                                                                  ---------- -------- --------
     Total expenses..............................................        150      447      445
                                                                  ---------- -------- --------
Income (loss) before provision for income tax....................      (156)      293      305
Provision for income tax expense (benefit).......................       (67)       94       90
                                                                  ---------- -------- --------
Net income (loss)................................................ $     (89) $    199 $    215
                                                                  ========== ======== ========


              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                         2013      2012     2011
                                                                      ---------- -------- --------
Net income (loss).................................................... $     (89) $    199 $    215
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........       (80)       64       23
 Unrealized gains (losses) on derivatives............................        (2)      (1)       --
                                                                      ---------- -------- --------
Other comprehensive income (loss), before income tax.................       (82)       63       23
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................         29     (22)      (8)
                                                                      ---------- -------- --------
Other comprehensive income (loss), net of income tax.................       (53)       41       15
                                                                      ---------- -------- --------
Comprehensive income (loss).......................................... $    (142) $    240 $    230
                                                                      ========== ======== ========



              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      Statements of Stockholder's Equity
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                    Accumulated Other
                                                                                      Comprehensive
                                                                                      Income (Loss)
                                                                                  ----------------------
                                                                                     Net
                                                                                  Unrealized
                                                              Additional          Investment Other-Than-     Total
                                                       Common  Paid-in   Retained   Gains     Temporary  Stockholder's
                                                       Stock   Capital   Earnings  (Losses)  Impairments    Equity
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2010..........................     $6       $636   $  326      $  24        $(4)        $  988
Net income (loss).....................................                        215                                  215
Other comprehensive income (loss), net of income tax..                                    16         (1)            15
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2011..........................      6        636      541         40         (5)         1,218
Dividend on common stock..............................                       (18)                                 (18)
Net income (loss).....................................                        199                                  199
Other comprehensive income (loss), net of income tax..                                    39           2            41
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2012..........................      6        636      722         79         (3)         1,440
Dividend on common stock..............................                      (129)                                (129)
Net income (loss).....................................                       (89)                                 (89)
Other comprehensive income (loss), net of income tax..                                  (54)           1          (53)
                                                       ------ ---------- -------- ---------- ----------- -------------
Balance at December 31, 2013..........................     $6       $636   $  504      $  25        $(2)        $1,169
                                                       ====== ========== ======== ========== =========== =============


              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                      2013        2012        2011
                                                   ---------- ------------ ----------
Cash flows from operating activities
Net income (loss)................................. $     (89) $        199 $      215
Adjustments to reconcile net income (loss) to net
 cash provided by (used in) operating activities:
 Depreciation and amortization expenses...........          2            2          2
 Amortization of premiums and accretion of
   discounts associated with investments, net.....          3          (3)        (5)
 (Gains) losses on investments and derivatives,
   net............................................        437        (321)      (329)
 (Income) loss from equity method investments,
   net of dividends or distributions..............        (4)          (1)         --
 Interest credited to policyholder account
   balances.......................................        113          118        127
 Universal life and investment-type product
   policy fees....................................      (202)        (198)      (204)
 Change in accrued investment income..............          2            1        (4)
 Change in premiums, reinsurance and other
   receivables....................................         71           74        (6)
 Change in deferred policy acquisition costs and
   value of business acquired, net................      (135)          130        139
 Change in income tax.............................      (105)           68         91
 Change in other assets...........................        194          193        200
 Change in insurance-related liabilities and
   policy-related balances........................         19           94         34
 Change in other liabilities......................         10         (12)         14
                                                   ---------- ------------ ----------
Net cash provided by operating activities.........        316          344        274
                                                   ---------- ------------ ----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities........................        794          909        696
 Equity securities................................          2            6          5
 Mortgage loans...................................         47           13          3
 Other limited partnership interests..............          1            1          4
Purchases of:
 Fixed maturity securities........................      (808)        (958)      (840)
 Equity securities................................         --         (13)       (13)
 Mortgage loans...................................       (49)         (72)       (98)
 Other limited partnership interests..............        (5)         (15)        (2)
Cash received in connection with freestanding
 derivatives......................................          1            5          1
Cash paid in connection with freestanding
 derivatives......................................       (12)          (1)         --
Issuances of loans to affiliates..................         --           --       (45)
Net change in policy loans........................        (1)          (1)          1
Net change in short-term investments..............         64         (70)       (12)
                                                   ---------- ------------ ----------
Net cash provided by (used in) investing
 activities.......................................         34        (196)      (300)
                                                   ---------- ------------ ----------
Cash flows from financing activities
Policyholder account balances:
 Deposits.........................................        632        1,077        725
 Withdrawals......................................      (882)      (1,155)      (732)
Net change in payables for collateral under
 securities loaned and other transactions.........         28         (87)         46
Dividend on common stock..........................      (129)         (18)         --
Other, net........................................        (2)           18         --
                                                   ---------- ------------ ----------
Net cash provided by (used in) financing
 activities.......................................      (353)        (165)         39
                                                   ---------- ------------ ----------
Change in cash and cash equivalents...............        (3)         (17)         13
Cash and cash equivalents, beginning of year......         27           44         31
                                                   ---------- ------------ ----------
Cash and cash equivalents, end of year............ $       24 $         27 $       44
                                                   ========== ============ ==========
Supplemental disclosures of cash flow information:
Net cash paid (received) for:
 Income tax....................................... $       34 $         27 $      (1)
                                                   ========== ============ ==========

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Notes to the Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company markets, administers and insures a broad range of term life, universal life and variable and fixed annuity products to individuals. The Company is licensed to conduct business in 49 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders.

  In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged consist of MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA") and MLIIC, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    .  investments are directed by the contractholder; and

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              2
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     3
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            4
--------------------------------------------------------------------------------------------------------
Investments                                                                                            5
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            6
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                             7
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            10
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              11

Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims and unearned revenue liabilities.

    The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to deferred policy acquisition costs ("DAC") as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 3 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing the DAC related to the

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 underlying reinsured contracts. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded premiums, reinsurance and other receivables are established.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   Premiums, fees and policyholder benefits and claims are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in fees on ceded reinsurance and other. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as fees on ceded reinsurance and other or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through fees on ceded reinsurance and other or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses).

  Fixed Maturity and Equity Securities

    The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and other limited partnership interests ("investees") when it has

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Freestanding derivatives with positive estimated fair values are described in "--Derivatives" below.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability)--in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.

   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability)--effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. The Company may use additional valuation methodologies when appropriate.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the reporting unit.

   The Company applies significant judgment when determining the estimated fair value of its reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   In 2013, the Company performed its annual goodwill impairment test using the market multiple valuation approach. The analysis results indicated that the fair value of the reporting unit was in excess of its carrying value and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. The Company has no accumulated goodwill impairment as of December 31, 2013. Goodwill was $33 million at both December 31, 2013 and 2012.

 Income Tax

   The Company joined with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If the Company has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Computer Software

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $15 million and $14 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $8 million and $6 million at December 31, 2013 and 2012, respectively. Related amortization expense was $2 million for each of the years ended December 31, 2013, 2012 and 2011.

  Fees on Ceded Reinsurance and Other

    Fees on ceded reinsurance and other primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements. Such fees are recognized in the period in which services are performed.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate. Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 8.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (Accounting Standards Update 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance


Insurance Liabilities

  Future policy benefits are measured as follows:

   Product Type:                      Measurement Assumptions:
   -------------------------------------------------------------------------
   Nonparticipating life              Aggregate of the present value of
                                      expected future benefit payments and
                                      related expenses less the present
                                      value of expected future net
                                      premiums. Assumptions as to mortality
                                      and persistency are based upon the
                                      Company's experience when the basis
                                      of the liability is established.
                                      Interest rate assumptions for the
                                      aggregate future policy benefit
                                      liabilities are 5%.
   -------------------------------------------------------------------------
   Traditional fixed annuities after  Present value of expected future
   annuitization                      payments. Interest rate assumptions
                                      used in establishing such liabilities
                                      range from 3% to 8%.
   -------------------------------------------------------------------------

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

    Guarantee:                                 Measurement Assumptions:
    ------------------------------------------------------------------------
    GMDBs  .  A return of purchase payment  .  Present value of expected
              upon death even if the           death benefits in excess of
              account value is reduced to      the projected account
              zero.                            balance recognizing the
                                               excess ratably over the
                                               accumulation period based on
                                               the present value of total
                                               expected assessments.

           .  An enhanced death benefit     .  Assumptions are consistent
              may be available for an          with those used for
              additional fee.                  amortizing DAC, and are thus
                                               subject to the same
                                               variability and risk.

                                            .  Investment performance and
                                               volatility assumptions are
                                               consistent with the
                                               historical experience of the
                                               appropriate underlying
                                               equity index, such as the
                                               Standard & Poor's Ratings
                                               Services ("S&P") 500 Index.

                                            .  Benefit assumptions are
                                               based on the average
                                               benefits payable over a
                                               range of scenarios.
    ------------------------------------------------------------------------
    GMIBs  .  After a specified period of   .  Present value of expected
              time determined at the time      income benefits in excess of
              of issuance of the variable      the projected account
              annuity contract, a minimum      balance at any future date
              accumulation of purchase         of annuitization and
              payments, even if the            recognizing the excess
              account value is reduced to      ratably over the
              zero, that can be annuitized     accumulation period based on
              to receive a monthly income      present value of total
              stream that is not less than     expected assessments.
              a specified amount.
           .  Certain contracts also        .  Assumptions are consistent
              provide for a guaranteed         with those used for
              lump sum return of purchase      estimating GMDB liabilities.
              premium in lieu of the
              annuitization benefit.

                                            .  Calculation incorporates an
                                               assumption for the
                                               percentage of the potential
                                               annuitizations that may be
                                               elected by the
                                               contractholder.
    ------------------------------------------------------------------------
    GMWBs  .  A return of purchase payment  .  Expected value of the life
              via partial withdrawals,         contingent payments and
              even if the account value is     expected assessments using
              reduced to zero, provided        assumptions consistent with
              that cumulative withdrawals      those used for estimating
              in a contract year do not        the GMDB liabilities.
              exceed a certain limit.

           .  Certain contracts include
              guaranteed withdrawals that
              are life contingent.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity contracts was as follows:

                                            Annuity Contracts
                                            ----------------
                                             GMDBs    GMIBs    Total
                                            -------  -------- --------
                                                  (In millions)
           Direct
           Balance at January 1, 2011...... $    32  $     88 $    120
           Incurred guaranteed benefits....      17        31       48
           Paid guaranteed benefits........     (7)        --      (7)
                                            -------  -------- --------
           Balance at December 31, 2011....      42       119      161
           Incurred guaranteed benefits....      10        98      108
           Paid guaranteed benefits........     (9)        --      (9)
                                            -------  -------- --------
           Balance at December 31, 2012....      43       217      260
           Incurred guaranteed benefits....      11         1       12
           Paid guaranteed benefits........     (5)        --      (5)
                                            -------  -------- --------
           Balance at December 31, 2013.... $    49  $    218 $    267
                                            =======  ======== ========
           Ceded
           Balance at January 1, 2011...... $    32  $     30 $     62
           Incurred guaranteed benefits....      17        11       28
           Paid guaranteed benefits........     (7)        --      (7)
                                            -------  -------- --------
           Balance at December 31, 2011....      42        41       83
           Incurred guaranteed benefits....      10        34       44
           Paid guaranteed benefits........     (9)        --      (9)
                                            -------  -------- --------
           Balance at December 31, 2012....      43        75      118
           Incurred guaranteed benefits....      11         1       12
           Paid guaranteed benefits........     (5)        --      (5)
                                            -------  -------- --------
           Balance at December 31, 2013.... $    49  $     76 $    125
                                            =======  ======== ========
           Net
           Balance at January 1, 2011...... $    --  $     58 $     58
           Incurred guaranteed benefits....      --        20       20
           Paid guaranteed benefits........      --        --       --
                                            -------  -------- --------
           Balance at December 31, 2011....      --        78       78
           Incurred guaranteed benefits....      --        64       64
           Paid guaranteed benefits........      --        --       --
                                            -------  -------- --------
           Balance at December 31, 2012....      --       142      142
           Incurred guaranteed benefits....      --        --       --
           Paid guaranteed benefits........      --        --       --
                                            -------  -------- --------
           Balance at December 31, 2013.... $    --  $    142 $    142
                                            =======  ======== ========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Balanced........ $   7,255 $   6,507
                      Equity..........     4,086     3,816
                      Bond............       551       588
                      Money Market....        98       118
                                       --------- ---------
                       Total.......... $  11,990 $  11,029
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

    Information regarding the types of guarantees relating to annuity contracts was as follows at:

                                                                 December 31,
                                           ---------------------------------------------------------
                                                       2013                         2012
                                           ---------------------------- ----------------------------
                                               In the          At           In the          At
                                           Event of Death Annuitization Event of Death Annuitization
                                           -------------- ------------- -------------- -------------
                                                                 (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value..............  $    13,348    $     8,712   $    12,309    $     7,963
Separate account value....................  $    12,841    $     8,470   $    11,797    $     7,715
Net amount at risk........................  $       327    $       116   $       594    $       554
Average attained age of contractholders...     67 years       66 years      66 years       65 years

--------

(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

2. Insurance (continued)


Obligations Under Funding Agreements

  MLIIC is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB of Des Moines common stock, included in equity securities, were as follows at:

                                              December 31,
                                              -------------
                                              2013   2012
                                              -----  -----
                                              (In millions)
                       FHLB of Des Moines.... $  26  $  28

  The Company has also entered into funding agreements with the FHLB of Des Moines. The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                     Liability        Collateral
                                   ------------- ---------------------
                                              December 31,
                                   -----------------------------------
                                    2013   2012     2013       2012
                                   ------ ------ ---------- ----------
                                              (In millions)
         FHLB of Des Moines (1)... $  405 $  405 $  477 (2) $  604 (2)

--------

(1)Represents funding agreements issued to the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, some of which are in the custody of the FHLB of Des Moines, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Des Moines as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines' recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $12.0 billion and $11.1 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross profits. These assumptions primarily relate to investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)

within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                      2013     2012    2011
                                                                      ------  ------  ------
                                                                        (In millions)
DAC
Balance at January 1,............................................... $   97   $  220  $  352
Capitalizations.....................................................      6       19      34
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses)...    122     (96)    (84)
  Other expenses....................................................   (27)     (38)    (76)
                                                                      ------  ------  ------
   Total amortization...............................................     95    (134)   (160)
                                                                      ------  ------  ------
Unrealized investment gains (losses)................................      8      (8)     (6)
Other (1)...........................................................     38       --      --
                                                                      ------  ------  ------
Balance at December 31,.............................................    244       97     220
                                                                      ------  ------  ------
VOBA
Balance at January 1,...............................................     51       66      79
  Total amortization related to other expenses......................    (6)     (14)    (12)
Unrealized investment gains (losses)................................      2      (1)     (1)
                                                                      ------  ------  ------
Balance at December 31,.............................................     47       51      66
                                                                      ------  ------  ------
Total DAC and VOBA
Balance at December 31,............................................. $  291   $  148  $  286
                                                                      ======  ======  ======

--------

(1)The year ended December 31, 2013 includes $38 million that was reclassified to DAC from premiums, reinsurance and other receivables. The amounts reclassified relate to an affiliated reinsurance agreement accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances ceded on the agreement from inception. These amounts were previously included in the calculated value of the deposit receivable on this agreement and recorded within premiums, reinsurance and other receivables.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Information regarding other policy-related intangibles was as follows:

                                             Years Ended December 31,
                                             ------------------------
                                             2013     2012    2011
                                              -----    -----   -----
                                               (In millions)
                 Deferred Sales Inducements
                 Balance at January 1,...... $  65    $  71   $  84
                 Capitalization.............    --        1       3
                 Amortization...............   (2)      (7)    (16)
                                              -----    -----   -----
                 Balance at December 31,.... $  63    $  65   $  71
                                              =====    =====   =====

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                     VOBA
                                                 -------------
                                                 (In millions)
                  2014.......................... $          12
                  2015.......................... $          10
                  2016.......................... $           9
                  2017.......................... $           6
                  2018.......................... $           6

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its fixed annuities to an affiliated reinsurer. The value of the embedded

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

4. Reinsurance (continued)

derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company had $6 million and $8 million of unsecured unaffiliated ceded reinsurance recoverable balances at December 31, 2013 and 2012, respectively. Of these totals, 100% were with the Company's five largest unaffiliated ceded reinsurers at both December 31, 2013 and 2012.

  The amounts in the statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2013     2012    2011
                                                                  -------  ------- -------
                                                                       (In millions)
Premiums
  Direct premiums................................................ $    30  $    12 $     8
  Reinsurance ceded..............................................     (1)      (1)     (1)
                                                                  -------  ------- -------
   Net premiums.................................................. $    29  $    11 $     7
                                                                  =======  ======= =======
Universal life and investment-type product policy fees
  Direct universal life and investment-type product policy fees.. $   244  $   237 $   240
  Reinsurance ceded..............................................    (42)     (39)    (36)
                                                                  -------  ------- -------
   Net universal life and investment-type product policy fees.... $   202  $   198 $   204
                                                                  =======  ======= =======
Fees on ceded reinsurance and other
  Direct fees on ceded reinsurance and other..................... $    25  $    25 $    26
  Reinsurance ceded..............................................      65       68      78
                                                                  -------  ------- -------
   Net fees on ceded reinsurance and other....................... $    90  $    93 $   104
                                                                  =======  ======= =======
Policyholder benefits and claims
  Direct policyholder benefits and claims........................ $    61  $   144 $    92
  Reinsurance ceded..............................................    (13)     (44)    (33)
                                                                  -------  ------- -------
   Net policyholder benefits and claims.......................... $    48  $   100 $    59
                                                                  =======  ======= =======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

4. Reinsurance (continued)


  The amounts in the balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                         December 31,
                                       -------------------------------------------------
                                                 2013                     2012
                                       ------------------------ ------------------------
                                                        Total                    Total
                                                       Balance                  Balance
                                       Direct  Ceded    Sheet   Direct  Ceded    Sheet
                                       ------ -------- -------- ------ -------- --------
                                                         (In millions)
Assets
Premiums, reinsurance and other
  receivables......................... $   26 $  1,803 $  1,829 $   26 $  2,459 $  2,485
Deferred policy acquisition costs and
  value of business acquired..........    311     (20)      291    207     (59)      148
                                       ------ -------- -------- ------ -------- --------
 Total assets......................... $  337 $  1,783 $  2,120 $  233 $  2,400 $  2,633
                                       ====== ======== ======== ====== ======== ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Deposit assets and deposit liabilities, if any, are the result of affiliated reinsurance transactions. See " Related Party Reinsurance Transactions."

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company, General American Life Insurance Company, Exeter and MICC, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the statements of operations was as follows:

                                                        Years Ended December 31,
                                                        -----------------------
                                                         2013     2012    2011
                                                        -------  ------- -------
                                                             (In millions)
Premiums
Reinsurance ceded...................................... $    --  $   (1) $    --
Universal life and investment-type product policy fees
Reinsurance ceded...................................... $  (41)  $  (39) $  (35)
Fees on ceded reinsurance and other
Reinsurance ceded...................................... $    65  $    68 $    78
Policyholder benefits and claims
Reinsurance ceded...................................... $  (13)  $  (44) $  (31)

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

4. Reinsurance (continued)


  Information regarding the significant effects of ceded affiliated reinsurance included in the balance sheets was as follows at:

                                                                       December 31,
                                                                     -----------------
                                                                       2013     2012
                                                                     -------- --------
                                                                       (In millions)
Assets
Premiums, reinsurance and other receivables......................... $  1,798 $  2,451
Deferred policy acquisition costs and value of business acquired....     (20)     (59)
                                                                     -------- --------
  Total assets...................................................... $  1,778 $  2,392
                                                                     ======== ========

  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $376 million and $959 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($639) million, $190 million and $380 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and irrevocable letters of credit. The Company had $1.3 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $1.3 billion and $1.4 billion at December 31, 2013 and 2012, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2013 and 2012.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                                December 31, 2013                          December 31, 2012
                                    ------------------------------------------ ------------------------------------------
                                                 Gross Unrealized                           Gross Unrealized
                                     Cost or  ---------------------- Estimated  Cost or  ---------------------- Estimated
                                    Amortized       Temporary  OTTI    Fair    Amortized       Temporary  OTTI    Fair
                                      Cost    Gains  Losses   Losses   Value     Cost    Gains  Losses   Losses   Value
                                    --------- ----- --------- ------ --------- --------- ----- --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities
U.S. corporate.....................  $   825  $ 55    $  8     $ --   $   872   $   913  $  87   $  1     $ --   $   999
U.S. Treasury and agency...........      469     2      14       --       457       391      6     --       --       397
RMBS...............................      312    12       7        5       312       286     21      4        6       297
CMBS...............................      293     8       4       --       297       302     17     --       --       319
Foreign corporate..................      223     9       3       --       229       209     14      1       --       222
ABS................................       51     2      --       --        53        51      4      1       --        54
State and political subdivision....       17     2      --       --        19        17      3     --       --        20
Foreign government.................       10     1      --       --        11         9      3     --       --        12
                                     -------  ----    ----     ----   -------   -------  -----   ----     ----   -------
 Total fixed maturity securities...  $ 2,200  $ 91    $ 36     $  5   $ 2,250   $ 2,178  $ 155   $  7     $  6   $ 2,320
                                     =======  ====    ====     ====   =======   =======  =====   ====     ====   =======
Equity securities
Common stock.......................  $    26  $ --    $ --     $ --   $    26   $    28  $  --   $ --     $ --   $    28
Non-redeemable preferred stock.....       20    --       1       --        19        20     --      3       --        17
                                     -------  ----    ----     ----   -------   -------  -----   ----     ----   -------
 Total equity securities...........  $    46  $ --    $  1     $ --   $    45   $    48  $  --   $  3     $ --   $    45
                                     =======  ====    ====     ====   =======   =======  =====   ====     ====   =======

   The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million with unrealized gains (losses) of less than $1 million at both December 31, 2013 and 2012.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                            December 31,
                                              -----------------------------------------
                                                      2013                 2012
                                              -------------------- --------------------
                                              Amortized Estimated  Amortized Estimated
                                                Cost    Fair Value   Cost    Fair Value
                                              --------- ---------- --------- ----------
                                                            (In millions)
Due in one year or less...................... $    240   $    242  $    306   $    308
Due after one year through five years........      487        512       446        476
Due after five years through ten years.......      566        595       588        657
Due after ten years..........................      251        239       199        209
                                              --------   --------  --------   --------
  Subtotal...................................    1,544      1,588     1,539      1,650
Structured securities (RMBS, CMBS and ABS)...      656        662       639        670
                                              --------   --------  --------   --------
  Total fixed maturity securities............ $  2,200   $  2,250  $  2,178   $  2,320
                                              ========   ========  ========   ========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate...................  $   84     $   7      $  13     $   1      $  20      $  1      $   9     $  --
U.S. Treasury and agency.........     169        14         --        --         60        --         --        --
RMBS.............................      84         4         34         8         --        --         49        10
CMBS.............................      73         4         --        --          4        --         15        --
Foreign corporate................      27         2          7         1          2        --          7         1
ABS..............................       7        --          5        --         --        --          5         1
Foreign government...............       1        --          1        --          1        --         --        --
                                   ------     -----      -----     -----      -----      ----      -----     -----
Total fixed maturity securities..  $  445     $  31      $  60     $  10      $  87      $  1      $  85     $  12
                                   ======     =====      =====     =====      =====      ====      =====     =====
Equity securities
Non-redeemable preferred
 stock...........................  $   --     $  --      $  18     $   1      $  --      $ --      $  17     $   3
                                   ------     -----      -----     -----      -----      ----      -----     -----
Total number of securities in an
 unrealized loss position........      87                   18                   18                   22
                                   ======                =====                =====                =====

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, state and political subdivision securities and foreign government securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $28 million during the year ended December 31, 2013 from $13 million to $41 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $5 million of the total $41 million of gross unrealized losses were from one below investment grade fixed maturity security with an unrealized loss position of 20% or more of amortized cost for six months or greater. Unrealized losses on the below investment grade fixed maturity security are related to non-agency RMBS (alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $2 million during the year ended December 31, 2013 from $3 million to $1 million. None of the $1 million of gross unrealized losses were from equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                  December 31,
                                 ---------------------------------------------
                                           2013                   2012
                                 -----------------------  --------------------
                                   Carrying                 Carrying     % of
                                     Value     % of Total     Value      Total
                                 ------------- ---------- ------------- ------
                                 (In millions)            (In millions)
Mortgage loans:
  Commercial....................    $  246        86.0 %     $  238      83.8 %
  Agricultural..................        41         14.3          48       16.9
                                    ------       ------      ------     ------
   Subtotal (1).................       287        100.3         286      100.7
  Valuation allowances..........       (1)        (0.3)         (2)      (0.7)
                                    ------       ------      ------     ------
   Total mortgage loans, net....    $  286       100.0 %     $  284     100.0 %
                                    ======       ======      ======     ======

--------

(1)The Company did not purchase any mortgage loans during the year ended December 31, 2013. In 2012, the Company purchased $48 million of mortgage loans, of which $38 million were purchased at estimated fair value from an affiliate, MetLife Bank, National Association.

 Mortgage Loans and Valuation Allowance by Portfolio Segment

   All commercial and agricultural mortgage loans held at both December 31, 2013 and 2012 were evaluated collectively for credit losses. The valuation allowances maintained at both December 31, 2013 and 2012 were primarily for the commercial mortgage loan portfolio segment and were for non-specifically identified credit losses. The valuation allowance for agricultural mortgage loans was less than $1 million at both December 31, 2013 and 2012.

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                         Commercial Agricultural Total
                                         ---------- ------------ ------
                                                 (In millions)
        Balance at January 1, 2011......   $    1     $    --    $    1
        Provision (release).............        1          --         1
                                           ------     -------    ------
        Balance at December 31, 2011....        2          --         2
        Provision (release).............       --          --        --
                                           ------     -------    ------
        Balance at December 31, 2012....        2          --         2
        Provision (release).............      (1)          --       (1)
                                           ------     -------    ------
        Balance at December 31, 2013....   $    1     $    --    $    1
                                           ======     =======    ======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans, were as follows:

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------         % of     Estimated    % of
                       > 1.20x 1.00x - 1.20x < 1.00x Total   Total   Fair Value    Total
                       ------- ------------- ------- ------ ------  ------------- ------
                                  (In millions)                     (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $  193      $   9      $  15  $  217  88.2 %    $  228      88.4 %
65% to 75%............     19         --         10      29   11.8         30       11.6
                       ------      -----      -----  ------ ------     ------     ------
 Total................ $  212      $   9      $  25  $  246 100.0 %    $  258     100.0 %
                       ======      =====      =====  ====== ======     ======     ======
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  194      $  10      $   9  $  213  89.5 %    $  231      90.2 %
65% to 75%............     15         --         10      25   10.5         25        9.8
                       ------      -----      -----  ------ ------     ------     ------
 Total................ $  209      $  10      $  19  $  238 100.0 %    $  256     100.0 %
                       ======      =====      =====  ====== ======     ======     ======

 Credit Quality of Agricultural Mortgage Loans

   All of the agricultural mortgage loans held at both December 31, 2013 and 2012 had loan-to-value ratios of less than 65%.

 Past Due, Interest Accrual Status and Impaired Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no impaired mortgage loans, no mortgage loans past due and no mortgage loans in non-accrual status at both December 31, 2013 and 2012. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2013, 2012 and 2011.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

   There were no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2013 and 2012.

Other Invested Assets

  Other invested assets is comprised of loans to affiliates (see " -- Related Party Investment Transactions") and freestanding derivatives with positive estimated fair values (see Note 6).

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $17 million and $23 million at December 31, 2013 and 2012, respectively.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                                   Years Ended December 31,
                                                                                   ------------------------
                                                                                   2013     2012    2011
                                                                                    -----   ------   -----
                                                                                     (In millions)
Fixed maturity securities......................................................... $  55   $  148   $  88
Fixed maturity securities with noncredit OTTI losses in AOCI......................   (5)      (6)    (10)
                                                                                    -----   ------   -----
 Total fixed maturity securities..................................................    50      142      78
Equity securities.................................................................   (1)      (3)     (5)
Derivatives.......................................................................   (1)        1       2
Short-term investments............................................................   (1)      (1)     (1)
                                                                                    -----   ------   -----
 Subtotal.........................................................................    47      139      74
                                                                                    -----   ------   -----
Amounts allocated from:
 Insurance liability loss recognition.............................................    --       --     (7)
 DAC and VOBA related to noncredit OTTI losses recognized in AOCI.................     1        1       1
 DAC and VOBA.....................................................................  (14)     (24)    (15)
                                                                                    -----   ------   -----
   Subtotal.......................................................................  (13)     (23)    (21)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized
  in AOCI.........................................................................     2        2       4
Deferred income tax benefit (expense).............................................  (13)     (42)    (22)
                                                                                    -----   ------   -----
Net unrealized investment gains (losses).......................................... $  23   $   76   $  35
                                                                                    =====   ======   =====

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                           2013         2012
                                                         ----------  ----------
                                                            (In millions)
   Balance at January 1,............................... $      (6)   $     (10)
   Securities sold with previous noncredit OTTI loss...          1            3
   Subsequent changes in estimated fair value..........         --            1
                                                         ----------  ----------
   Balance at December 31,............................. $      (5)   $      (6)
                                                         ==========  ==========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                                 Years Ended December 31,
                                                                                 ------------------------
                                                                                  2013     2012    2011
                                                                                 -------  -------  -----
                                                                                     (In millions)
Balance at January 1,........................................................... $    76  $    35  $  20
Fixed maturity securities on which noncredit OTTI losses have been recognized...       1        4    (2)
Unrealized investment gains (losses) during the year............................    (93)       61     39
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition...................................      --        7    (7)
  DAC and VOBA..................................................................      10      (9)    (7)
  Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...........................................................      --      (2)      1
  Deferred income tax benefit (expense).........................................      29     (20)    (9)
                                                                                 -------  -------  -----
Balance at December 31,......................................................... $    23  $    76  $  35
                                                                                 =======  =======  =====
Change in net unrealized investment gains (losses).............................. $  (53)  $    41  $  15
                                                                                 =======  =======  =====

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                             -------------
                                                              2013   2012
                                                             ------ ------
                                                             (In millions)
     Securities on loan: (1)
       Amortized cost....................................... $  249 $  185
       Estimated fair value................................. $  241 $  191
     Cash collateral on deposit from counterparties (2)..... $  249 $  196
     Reinvestment portfolio -- estimated fair value......... $  247 $  196

-------------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Invested Assets on Deposit and Pledged as Collateral

    Invested assets on deposit and pledged as collateral are presented below at estimated fair value for fixed maturity securities at:

                                                                December 31,
                                                               ---------------
                                                                2013    2012
                                                               ------- -------
                                                                (In millions)
  Invested assets on deposit (regulatory deposits)............ $     7 $     4
  Invested assets pledged as collateral (1)...................     505     620
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $   512 $   624
                                                               ======= =======

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).

    See "-- Securities Lending" for securities on loan.

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements.

 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                      December 31,
                                                        -----------------------------------------
                                                                2013                 2012
                                                        -------------------- --------------------
                                                                   Maximum              Maximum
                                                        Carrying  Exposure   Carrying  Exposure
                                                         Amount  to Loss (1)  Amount  to Loss (1)
                                                        -------- ----------- -------- -----------
                                                                      (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS, and ABS) (2)......  $  662    $  662     $  670    $  670
  U.S. and foreign corporate...........................      21        21         23        23
Other limited partnership interests....................      19        20         14        15
Equity securities AFS:
  Non-redeemable preferred stock.......................      18        18         17        17
                                                         ------    ------     ------    ------
  Total................................................  $  720    $  721     $  724    $  725
                                                         ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to fixed maturity and equity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 11, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                         Years Ended December 31,
                                                         ------------------------
                                                          2013     2012    2011
                                                          ------  ------  ------
                                                            (In millions)
   Investment income:
     Fixed maturity securities.......................... $   94   $   98  $  104
     Equity securities..................................      1        1       2
     Mortgage loans.....................................     16       15      10
     Policy loans.......................................      2        2       2
     Other limited partnership interests................      4        1      --
     Cash, cash equivalents and short-term investments..      1       --      --
                                                          ------  ------  ------
      Subtotal..........................................    118      117     118
     Less: Investment expenses..........................      4        4       4
                                                          ------  ------  ------
          Net investment income......................... $  114   $  113  $  114
                                                          ======  ======  ======

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                             ------------------------
                                                                             2013     2012     2011
                                                                              -----   ------  ------
                                                                                (In millions)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized -- by industry:
   U.S. and foreign corporate securities -- by industry:
     Finance................................................................ $  --   $  (1)   $   --
     Utility................................................................    --      (1)       --
                                                                              -----   ------  ------
       Total U.S. and foreign corporate securities..........................    --      (2)       --
                                                                              -----   ------  ------
  OTTI losses on fixed maturity securities recognized in earnings...........    --      (2)       --
  Fixed maturity securities -- net gains (losses) on sales and disposals....     1      (2)      (5)
                                                                              -----   ------  ------
   Total gains (losses) on fixed maturity securities........................     1      (4)      (5)
                                                                              -----   ------  ------
       Total net investment gains (losses).................................. $   1   $  (4)   $  (5)
                                                                              =====   ======  ======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                      Years Ended December 31,
                                     ----------------------------------------------------------------
                                      2013     2012     2011   2013  2012  2011   2013   2012   2011
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
                                     Fixed Maturity Securities Equity Securities        Total
                                     ------------------------- ----------------- --------------------
                                                            (In millions)
Proceeds............................ $  417   $  576   $  318  $  -- $   1 $   5 $  417 $  577 $  323
                                      ======   ======  ======  ===== ===== ===== ====== ====== ======
Gross investment gains.............. $    3   $    2   $    3  $  -- $  -- $  -- $    3 $    2 $    3
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
Gross investment losses.............    (2)      (4)      (8)     --    --    --    (2)    (4)    (8)
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
Total OTTI losses:
  Credit-related....................     --      (1)       --     --    --    --     --    (1)     --
  Other (1).........................     --      (1)       --     --    --    --     --    (1)     --
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
   Total OTTI losses................     --      (2)       --     --    --    --     --    (2)     --
                                      ------   ------  ------  ----- ----- ----- ------ ------ ------
    Net investment gains (losses)... $    1   $  (4)   $  (5)  $  -- $  -- $  -- $    1 $  (4) $  (5)
                                      ======   ======  ======  ===== ===== ===== ====== ====== ======

--------

(1)Other OTTI losses recognized in earnings include impairments on fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                 Years Ended December 31,
                                                                 ------------------------
                                                                    2013         2012
                                                                  ----------  ----------
                                                                     (In millions)
Balance at January 1,........................................... $        2   $        3
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
   of securities previously impaired as credit loss OTTI........         --          (1)
                                                                  ----------  ----------
Balance at December 31,......................................... $        2   $        2
                                                                  ==========  ==========

 Related Party Investment Transactions

   The Company has an affiliated loan outstanding, which is included in other invested assets, totaling $45 million at both years ended December 31, 2013 and 2012. At December 31, 2011, the loan was outstanding with Exeter, an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loan is due on July 15, 2021, and bears interest, payable semi-annually, at 5.64%. Net investment income from this loan was $3 million, $3 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

5. Investments (continued)


   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $3 million for each of the years ended December 31, 2013, 2012 and 2011.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps and floors.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

   The Company purchases interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors. The Company utilizes interest rate floors in non-qualifying hedging relationships.

   To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)

 another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                           December 31,
                                                                      -----------------------------------------------------------
                                                                                 2013                          2012
                                                                      ----------------------------- -----------------------------
                                                                               Estimated Fair Value          Estimated Fair Value
                                                                               --------------------          --------------------
                                                                      Notional                      Notional
                                    Primary Underlying Risk Exposure   Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                    --------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                                           (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
 Interest rate swaps............... Interest rate.................... $     10 $  --      $  --     $     12 $  --      $  --
Cash flow hedges:
 Foreign currency swaps............ Foreign currency exchange rate...       30     2          3           27     2          1
                                                                      -------- -----      -----     -------- -----      -----
    Total qualifying hedges......................................           40     2          3           39     2          1
                                                                      -------- -----      -----     -------- -----      -----
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps................ Interest rate....................      741    12         22          741     9          6
Interest rate floors............... Interest rate....................    2,040     9          4        2,040    36         17
Foreign currency swaps............. Foreign currency exchange rate...       37    --          5           23    --          1
Credit default swaps--purchased.... Credit...........................        8    --         --            9    --         --
Credit default swaps--written...... Credit...........................       20    --         --           22    --         --
                                                                      -------- -----      -----     -------- -----      -----
   Total non-designated or non-qualifying derivatives.............       2,846    21         31        2,835    45         24
                                                                      -------- -----      -----     -------- -----      -----
    Total........................................................     $  2,886 $  23      $  34     $  2,874 $  47      $  25
                                                                      ======== =====      =====     ======== =====      =====

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                 ----------------------
                                                   2013      2012   2011
                                                 --------   ------ ------
                                                     (In millions)
        Derivatives and hedging gains (losses).. $   (27)   $   26 $   36
        Embedded derivatives....................    (415)      303    290
                                                 --------   ------ ------
          Total net derivative gains (losses)... $  (442)   $  329 $  326
                                                 ========   ====== ======

  The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2013, 2012 and 2011, was not significant.

  The Company recognized $26 million, $25 million and $14 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2013, 2012 and 2011, respectively.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                              Net
                                                           Derivative
                                                         Gains (Losses)
                                                         --------------
                                                         (In millions)
        Year Ended December 31, 2013:
          Interest rate derivatives.....................    $  (50)
          Foreign currency exchange rate derivatives....        (4)
          Credit derivatives -- purchased...............         --
          Credit derivatives -- written.................         --
                                                            -------
           Total........................................    $  (54)
                                                            =======
        Year Ended December 31, 2012:
          Interest rate derivatives.....................    $     2
          Foreign currency exchange rate derivatives....        (1)
          Credit derivatives -- purchased...............         --
          Credit derivatives -- written.................         --
                                                            -------
           Total........................................    $     1
                                                            =======
        Year Ended December 31, 2011:
          Interest rate derivatives.....................    $    22
          Foreign currency exchange rate derivatives....         --
          Credit derivatives -- purchased...............         --
          Credit derivatives -- written.................          1
                                                            -------
           Total........................................    $    23
                                                            =======

Fair Value Hedges

  The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

  The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges for each of the years ended December 31, 2013, 2012 and 2011 were not significant. Changes in the fair value of the derivatives and the hedged items recognized in net derivative gains (losses) were not significant for each of the years ended December 31, 2013, 2012 and 2011.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For the year ended December 31, 2013 the amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges were not significant. For both the years ended 2012 and 2011, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2013, 2012 and 2011.

  At December 31, 2013 and 2012, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was ($1) million and $1 million, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there was ($2) million, ($1) million and $1 million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For both the years ended December 31, 2013 and 2012, the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the year ended December 31, 2011, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2013, 2012 and 2011, there were no amounts reclassified to net investment income related to foreign currency swaps.

  For both the years ended December 31, 2013 and 2012, the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant. For the year ended December 31, 2011, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

  At December 31, 2013, ($1) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $20 million and $22 million at December 31, 2013 and 2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At both December 31, 2013 and 2012, the amounts the Company would have received to terminate all of these contracts was not significant.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                December 31,
                              ---------------------------------------------------------------------------------
                                                2013                                     2012
                              ---------------------------------------- ----------------------------------------
                              Estimated      Maximum                   Estimated      Maximum
                              Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of  of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                     Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)          Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------  ---------- ---------------- ------------ ---------- ---------------- ------------
                                     (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default
  swaps (corporate)..........  $     --      $     --          --       $     --      $      2         1.0
Baa
Credit default swaps
  referencing indices........        --            20         5.0             --            20         4.5
                               --------      --------                   --------      --------
 Total.......................  $     --      $     20         5.0       $     --      $     22         4.2
                               ========      ========                   ========      ========

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                           December 31, 2013  December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar           ------------------ ------------------
Arrangement                                                                Assets Liabilities Assets Liabilities
----------------------------------------------------------------           ------ ----------- ------ -----------
                                                                                       (In millions)
Gross estimated fair value of derivatives:
  OTC-bilateral (1)....................................................... $  25     $  32    $   53    $  27
  OTC-cleared (1).........................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
                                                                           -----     -----    ------    -----
   Total gross estimated fair value of derivatives (1)....................    25        32        53       27
Amounts offset in the balance sheets......................................    --        --        --       --
                                                                           -----     -----    ------    -----
Estimated fair value of derivatives presented in the balance sheets (1)...    25        32        53       27
Gross amounts not offset in the balance sheets:
Gross estimated fair value of derivatives: (2)
  OTC-bilateral...........................................................   (5)       (5)      (10)     (10)
  OTC-cleared.............................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
Cash collateral: (3)
  OTC-bilateral...........................................................  (17)        --      (42)       --
  OTC-cleared.............................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
Securities collateral: (4)
  OTC-bilateral...........................................................   (2)      (26)       (1)     (16)
  OTC-cleared.............................................................    --        --        --       --
  Exchange-traded.........................................................    --        --        --       --
                                                                           -----     -----    ------    -----
Net amount after application of master netting agreements and collateral.. $   1     $   1    $   --    $   1
                                                                           =====     =====    ======    =====

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $2 million and $6 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of ($2) million and $2 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)


(3)Cash collateral received is included in cash and cash equivalents, short-term investments, or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables in the balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At both December 31, 2013 and 2012, the Company had not received or paid any excess cash collateral.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At both December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $1 million for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company had provided no excess securities collateral for its OTC-bilateral derivatives, and had provided $1 million and $0, respectively, for its OTC- cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange-traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)

triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                    Estimated Fair Value of    Fair Value of Incremental Collateral
                                     Collateral Provided:                 Provided Upon:
                                    ----------------------- -------------------------------------------
                                                                                   Downgrade in the
                                                                                 Company's Financial
                                                                                   Strength Rating
                                                                               to a Level that Triggers
                       Estimated                                One Notch           Full Overnight
                     Fair Value of                             Downgrade in      Collateralization or
                     Derivatives in                           the Company's          Termination
                     Net Liability      Fixed Maturity      Financial Strength    of the Derivative
                      Position (1)        Securities              Rating               Position
                     -------------- ----------------------- ------------------ ------------------------
                                                       (In millions)
December 31, 2013...    $    27             $    26              $    --                $    1
December 31, 2012...    $    17             $    16              $    --                $    2

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                   December 31,
                                                                  ---------------
                                        Balance Sheet Location      2013    2012
                                       -------------------------- -------- ------
                                                                   (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $    376 $  959
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $  (131) $   56

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                   2013      2012   2011
                                                 --------   ------ ------
                                                     (In millions)
        Net derivative gains (losses) (1), (2).. $  (415)   $  303 $  290

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($6) million, ($26) million and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition,

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

6. Derivatives (continued)

   the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $42 million, $28 million and ($62) million for the years ended December 31, 2013, 2012 and 2011, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                Level 1  Unadjusted quoted prices in active
                         markets for identical assets or
                         liabilities. The Company defines
                         active markets based on average
                         trading volume for equity securities.
                         The size of the bid/ask spread is
                         used as an indicator of market
                         activity for fixed maturity
                         securities.

                Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                Level 3  Unobservable inputs that are
                         supported by little or no market
                         activity and are significant to the
                         determination of estimated fair value
                         of the assets or liabilities.
                         Unobservable inputs reflect the
                         reporting entity's own assumptions
                         about the assumptions that market
                         participants would use in pricing the
                         asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                           December 31, 2013
                                                               -----------------------------------------
                                                                 Fair Value Hierarchy
                                                               -------------------------


                                                                                         Total Estimated
                                                               Level 1  Level 2  Level 3   Fair Value
                                                               ------- --------- ------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
 U.S. corporate............................................... $   --  $     859 $   13     $     872
 U.S. Treasury and agency.....................................    408         49     --           457
 RMBS.........................................................     --        285     27           312
 CMBS.........................................................     --        297     --           297
 Foreign corporate............................................     --        185     44           229
 ABS..........................................................     --         46      7            53
 State and political subdivision..............................     --         19     --            19
 Foreign government...........................................     --         11     --            11
                                                               ------  --------- ------     ---------
   Total fixed maturity securities............................    408      1,751     91         2,250
                                                               ------  --------- ------     ---------
Equity securities:
 Common stock.................................................     --         26     --            26
 Non-redeemable preferred stock...............................     --         --     19            19
                                                               ------  --------- ------     ---------
   Total equity securities....................................     --         26     19            45
                                                               ------  --------- ------     ---------
Short-term investments........................................     14         61     --            75
 Derivative assets: (1)
   Interest rate..............................................     --         21     --            21
   Foreign currency exchange rate.............................     --          2     --             2
                                                               ------  --------- ------     ---------
    Total derivative assets...................................     --         23     --            23
                                                               ------  --------- ------     ---------
Net embedded derivatives within asset host contracts (2)......     --         --    376           376
Separate account assets (3)...................................     --     12,033     --        12,033
                                                               ------  --------- ------     ---------
    Total assets.............................................. $  422  $  13,894 $  486     $  14,802
                                                               ======  ========= ======     =========
Liabilities
Derivative liabilities: (1)
 Interest rate................................................ $   --  $      26 $   --     $      26
 Foreign currency exchange rate...............................     --          8     --             8
                                                               ------  --------- ------     ---------
   Total derivative liabilities...............................     --         34     --            34
                                                               ------  --------- ------     ---------
Net embedded derivatives within liability host contracts (2)..     --         --  (131)         (131)
                                                               ------  --------- ------     ---------
   Total liabilities.......................................... $   --  $      34 $(131)     $    (97)
                                                               ======  ========= ======     =========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


                                                                              December 31, 2012
                                                               -----------------------------------------------
                                                                    Fair Value Hierarchy
                                                               -------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                               -------- ----------- ---------- ---------------
                                                                                (In millions)
Assets
Fixed maturity securities:
 U.S. corporate............................................... $     -- $       944 $       55   $       999
 U.S. Treasury and agency.....................................      382          15         --           397
 RMBS.........................................................       --         283         14           297
 CMBS.........................................................       --         305         14           319
 Foreign corporate............................................       --         180         42           222
 ABS..........................................................       --          54         --            54
 State and political subdivision..............................       --          20         --            20
 Foreign government...........................................       --          12         --            12
                                                               -------- ----------- ----------   -----------
   Total fixed maturity securities............................      382       1,813        125         2,320
                                                               -------- ----------- ----------   -----------
Equity securities:
 Common stock.................................................       --          28         --            28
 Non-redeemable preferred stock...............................       --          --         17            17
                                                               -------- ----------- ----------   -----------
   Total equity securities....................................       --          28         17            45
                                                               -------- ----------- ----------   -----------
Short-term investments........................................      116          23         --           139
 Derivative assets: (1)
   Interest rate..............................................       --          45         --            45
   Foreign currency exchange rate.............................       --           2         --             2
                                                               -------- ----------- ----------   -----------
    Total derivative assets...................................       --          47         --            47
                                                               -------- ----------- ----------   -----------
Net embedded derivatives within asset host contracts (2)......       --          --        959           959
Separate account assets (3)...................................       --      11,072         --        11,072
                                                               -------- ----------- ----------   -----------
    Total assets.............................................. $    498 $    12,983 $    1,101   $    14,582
                                                               ======== =========== ==========   ===========
Liabilities
Derivative liabilities: (1)
 Interest rate................................................ $     -- $        23 $       --   $        23
 Foreign currency exchange rate...............................       --           2         --             2
                                                               -------- ----------- ----------   -----------
    Total derivative liabilities..............................       --          25         --            25
                                                               -------- ----------- ----------   -----------
Net embedded derivatives within liability host contracts (2)..       --          --         56            56
                                                               -------- ----------- ----------   -----------
    Total liabilities......................................... $     -- $        25 $       56   $        81
                                                               ======== =========== ==========   ===========

--------

(1)Derivative assets are presented within other invested assets in the balance sheets and derivative liabilities are presented within other liabilities in the balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the balance sheets.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 2% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

  not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

   inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Non-redeemable preferred stock

     These securities, including financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets within the Company's separate accounts consist of mutual funds.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of certain mutual funds without readily determinable fair values, as prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

 the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

 Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                             December 31, 2013
                       --------------------- --------------------------  --------------------------
                            Valuation              Significant                             Weighted
                            Techniques          Unobservable Inputs          Range        Average (1)
                       --------------------- --------------------------  -------------    -----------
Fixed maturity securities: (3)
 U.S. corporate and    Matrix pricing        Delta spread
  foreign corporate...                         adjustments (4)            (10)  -     30        6
                                             Illiquidity premium (4)        30  -     30       30
                                             Credit spreads (4)
                       Consensus pricing     Offered quotes (5)
                       -------------------------------------------------------------------------------
RMBS                   Matrix pricing and    Credit spreads (4)
                         discounted cash
                         flow                                               97  -    574      411
                       Market pricing        Quoted prices (5)             100  -    100      100
                       -------------------------------------------------------------------------------
CMBS                   Market pricing        Quoted prices (5)
                       -------------------------------------------------------------------------------
ABS                    Market pricing        Quoted prices (5)              99  -     99       99
                       Consensus pricing     Offered quotes (5)             99  -     99       99
                       -------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded      Option pricing        Mortality rates:
  guaranteed             techniques
  minimum
  benefits............
                                                 Ages 0 - 40                 0% -   0.10%
                                                 Ages 41 - 60             0.04% -   0.65%
                                                 Ages 61 - 115            0.26% -    100%
                                             Lapse rates:
                                                 Durations 1 - 10         0.50% -    100%
                                                 Durations 11 -20            3% -    100%
                                                 Durations 21 -116           3% -    100%
                                             Utilization rates              20% -     50%
                                             Withdrawal rates             0.07% -     10%
                                             Long-term equity
                                               volatilities              17.40% -     25%
                                             Nonperformance risk
                                               spread                     0.03% -   0.44%
                       -------------------------------------------------------------------------------

                                                                             December 31, 2012           Impact of
                       --------------------- --------------------------  --------------------------   Increase in Input
                            Valuation              Significant                             Weighted     on Estimated
                            Techniques          Unobservable Inputs          Range        Average (1)  Fair Value (2)
                       --------------------- --------------------------  -------------    ----------- -----------------
Fixed maturity securities: (3)
 U.S. corporate and    Matrix pricing        Delta spread
  foreign corporate...                         adjustments (4)              50  -    100       57        Decrease
                                             Illiquidity premium (4)        30  -     30       30        Decrease
                                             Credit spreads (4)             23  -    421      129        Decrease
                       Consensus pricing     Offered quotes (5)            100  -    102      101        Increase
                       -------------------------------------------------------------------------------------------------
RMBS                   Matrix pricing and    Credit spreads (4)
                         discounted cash
                         flow                                              161  -    657      541      Decrease (6)
                       Market pricing        Quoted prices (5)                                         Increase (6)
                       -------------------------------------------------------------------------------------------------
CMBS                   Market pricing        Quoted prices (5)             100  -    100      100      Increase (6)
                       -------------------------------------------------------------------------------------------------
ABS                    Market pricing        Quoted prices (5)                                         Increase (6)
                       Consensus pricing     Offered quotes (5)                                        Increase (6)
                       -------------------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded      Option pricing        Mortality rates:
  guaranteed             techniques
  minimum
  benefits............
                                                 Ages 0 - 40                 0% -   0.10%              Decrease (7)
                                                 Ages 41 - 60             0.05% -   0.64%              Decrease (7)
                                                 Ages 61 - 115            0.32% -    100%              Decrease (7)
                                             Lapse rates:
                                                 Durations 1 - 10         0.50% -    100%              Decrease (8)
                                                 Durations 11 -20            3% -    100%              Decrease (8)
                                                 Durations 21 -116           3% -    100%              Decrease (8)
                                             Utilization rates              20% -     50%              Increase (9)
                                             Withdrawal rates             0.07% -     10%                      (10)
                                             Long-term equity
                                               volatilities              17.40% -     25%              Increase (11)
                                             Nonperformance risk
                                               spread                     0.10% -   0.67%              Decrease (12)
                       -------------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(8)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(9)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(10)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(11)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(12)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3 use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------------------
                                              Fixed Maturity Securities:       Equity Securities:
                                         ------------------------------------- -----------------
                                                                                          Non-
                                                                                       redeemable                   Net
                                           U.S.                 Foreign        Common  Preferred  Short-term     Embedded
                                         Corporate RMBS  CMBS  Corporate  ABS  Stock     Stock    Investments Derivatives (6)
                                         --------- ----- ----- --------- ----- ------  ---------- ----------- ---------------
                                                                            (In millions)
Year Ended December 31, 2013:
Balance at January 1,...................   $  55   $  14 $  14   $  42   $  -- $  --     $  17       $  --        $  903
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................      --      --    --      --      --    --        --          --            --
  Net investment gains (losses).........      --      --    --      --      --    --        --          --            --
  Net derivative gains (losses).........      --      --    --      --      --    --        --          --         (415)
 OCI....................................      --      --    --       2      --    --         2          --            --
Purchases (3)...........................       4      13    --      10       7    --        --          --            --
Sales (3)...............................    (10)      --    --     (9)      --    --        --          --            --
Issuances (3)...........................      --      --    --      --      --    --        --          --            --
Settlements (3).........................      --      --    --      --      --    --        --          --            19
Transfers into Level 3 (4)..............      --      --    --      --      --    --        --          --            --
Transfers out of Level 3 (4)............    (36)      --  (14)     (1)      --    --        --          --            --
                                           -----   ----- -----   -----   ----- -----     -----       -----        ------
Balance at December 31,.................   $  13   $  27 $  --   $  44   $   7 $  --     $  19       $  --        $  507
                                           =====   ===== =====   =====   ===== =====     =====       =====        ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net investment gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net derivative gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $(402)

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------------------
                                              Fixed Maturity Securities:       Equity Securities:
                                         ------------------------------------- -----------------
                                                                                          Non-
                                                                                       redeemable                   Net
                                           U.S.                 Foreign        Common  Preferred  Short-term     Embedded
                                         Corporate RMBS  CMBS  Corporate  ABS  Stock     Stock    Investments Derivatives (6)
                                         --------- ----- ----- --------- ----- ------  ---------- ----------- ---------------
                                                                            (In millions)
Year Ended December 31, 2012:
Balance at January 1,...................   $  16   $  11 $  --   $   6   $   6 $  19     $  15       $  --        $  580
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................      --      --    --      --      --    --        --          --            --
  Net investment gains (losses).........      --      --    --      --      --    --        --          --            --
  Net derivative gains (losses).........      --      --    --      --      --    --        --          --           303
 OCI....................................       2       3    --      --      --    --         2          --            --
Purchases (3)...........................      31      --    14      36      --    --        --          --            --
Sales (3)...............................     (2)      --    --      --     (6)    --        --          --            --
Issuances (3)...........................      --      --    --      --      --    --        --          --            --
Settlements (3).........................      --      --    --      --      --    --        --          --            20
Transfers into Level 3 (4)..............      11      --    --      --      --    --        --          --            --
Transfers out of Level 3 (4)............     (3)      --    --      --      --  (19)        --          --            --
                                           -----   ----- -----   -----   ----- -----     -----       -----        ------
Balance at December 31,.................   $  55   $  14 $  14   $  42   $  -- $  --     $  17       $  --        $  903
                                           =====   ===== =====   =====   ===== =====     =====       =====        ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net investment gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net derivative gains (losses)..........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $  309

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                       -----------------------------------------------------------------------------------
                                            Fixed Maturity Securities:       Equity Securities:
                                       ------------------------------------- -----------------
                                                                                        Non-
                                                                                     redeemable                   Net
                                         U.S.                 Foreign        Common  Preferred  Short-term     Embedded
                                       Corporate RMBS  CMBS  Corporate  ABS  Stock     Stock    Investments Derivatives (6)
                                       --------- ----- ----- --------- ----- ------  ---------- ----------- ---------------
                                                                          (In millions)
Year Ended December 31, 2011:
Balance at January 1,.................   $  22   $  11 $  --   $  25   $  19 $  10     $  15       $   9        $  269
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)..........
  Net investment income...............      --      --    --      --      --    --        --          --            --
  Net investment gains (losses).......      --      --    --     (3)      --    --        --          --            --
  Net derivative gains (losses).......      --      --    --      --      --    --        --          --           290
 OCI..................................       1      --    --       2       1    --        --          --            --
Purchases (3).........................       2      --    --       6       5     9        --          --            --
Sales (3).............................     (2)      --    --    (17)     (9)    --        --         (9)            --
Issuances (3).........................      --      --    --      --      --    --        --          --            --
Settlements (3).......................      --      --    --      --      --    --        --          --            21
Transfers into Level 3 (4)............      --      --    --      --      --    --        --          --            --
Transfers out of Level 3 (4)..........     (7)      --    --     (7)    (10)    --        --          --            --
                                         -----   ----- -----   -----   ----- -----     -----       -----        ------
Balance at December 31,...............   $  16   $  11 $  --   $   6   $   6 $  19     $  15       $  --        $  580
                                         =====   ===== =====   =====   ===== =====     =====       =====        ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income................   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net investment gains (losses)........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $   --
 Net derivative gains (losses)........   $  --   $  -- $  --   $  --   $  -- $  --     $  --       $  --        $  293

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                       December 31, 2013
                                 -------------------------------------------------------------
                                                  Fair Value Hierarchy
                                    -      -----------------------------------
                                 Carrying                                      Total Estimated
                                  Value        Level 1     Level 2     Level 3   Fair Value
                                 --------- ----------- ----------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans.................. $     286  $     --     $    --    $     303     $    303
Policy loans.................... $      27  $     --     $     3    $      39     $     42
Other limited partnership
 interests...................... $       1  $     --     $    --    $       1     $      1
Other invested assets........... $      45  $     --     $    50    $      --     $     50
Premiums, reinsurance and other
 receivables.................... $   1,258  $     --     $    --    $   1,359     $  1,359
Other assets.................... $       5  $     --     $     5    $      --     $      5
Liabilities
PABs............................ $   2,293  $     --     $    --    $   2,501     $  2,501
Other liabilities............... $       1  $     --     $     1    $      --     $      1

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)

                                                       December 31, 2012
                                 -------------------------------------------------------------
                                                  Fair Value Hierarchy
                                           -----------------------------------
                                 Carrying                                      Total Estimated
                                  Value        Level 1     Level 2     Level 3   Fair Value
                                 --------- ----------- ----------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans.................. $     284  $     --     $    --    $     307     $     307
Policy loans.................... $      27  $     --     $     2    $      46     $      48
Other limited partnership
 interests...................... $       1  $     --     $    --    $       2     $       2
Other invested assets........... $      45  $     --     $    57    $      --     $      57
Premiums, reinsurance and other
 receivables.................... $   1,364  $     --     $    --    $   1,527     $   1,527
Other assets.................... $       6  $     --     $     6    $      --     $       6
Liabilities
PABs............................ $   2,431  $     --     $    --    $   2,788     $   2,788
Other liabilities............... $       3  $     --     $     3    $      --     $       3

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

7. Fair Value (continued)


 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

 Other Assets

   Other assets are comprised of a receivable for the reimbursable portion of the estimated future guaranty liability that pertains to pre-acquisition business. With the exception of the receivable, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount represents the receivable from an unaffiliated institution for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the credit standing of the unaffiliated institution.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include fixed deferred annuities and fixed term payout annuities. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Other Liabilities

   Other liabilities consist of derivative payables and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

8. Equity


Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratio for the Company was in excess of 1,400% for all periods presented.

  The Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of the Company.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of the Company, a Missouri domiciled insurer, was $111 million, $132 million and $94 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $666 million and $704 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under Missouri State Insurance Law, MLIIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). MLIIC will be permitted to pay a dividend to MetLife in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

8. Equity (continued)

whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, MLIIC paid a dividend to MetLife of $129 million and $18 million, respectively. During the year ended December 31, 2011, MLIIC did not pay a dividend to MetLife. Based on amounts at December 31, 2013, MLIIC could pay a stockholder dividend in 2014 of $99 million without prior regulatory approval of the Missouri Director.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                        Unrealized
                                                     Investment Gains     Unrealized
                                                     (Losses), Net of   Gains (Losses)
                                                    Related Offsets (1) on Derivatives  Total
                                                    ------------------- -------------- -------
                                                                  (In millions)
Balance at December 31, 2010.......................       $    19          $     1     $    20
OCI before reclassifications.......................            19               --          19
Income tax expense (benefit).......................           (7)               --         (7)
                                                          -------          -------     -------
 OCI before reclassifications, net of income tax...            31                1          32
Amounts reclassified from AOCI.....................             4               --           4
Income tax expense (benefit).......................           (1)               --         (1)
                                                          -------          -------     -------
 Amounts reclassified from AOCI, net of income tax.             3               --           3
                                                          -------          -------     -------
Balance at December 31, 2011.......................            34                1          35
OCI before reclassifications.......................            61              (1)          60
Income tax expense (benefit).......................          (21)               --        (21)
                                                          -------          -------     -------
 OCI before reclassifications, net of income tax...            74               --          74
Amounts reclassified from AOCI.....................             3               --           3
Income tax expense (benefit).......................           (1)               --         (1)
                                                          -------          -------     -------
 Amounts reclassified from AOCI, net of income tax.             2               --           2
                                                          -------          -------     -------
Balance at December 31, 2012.......................            76               --          76
OCI before reclassifications.......................          (78)              (2)        (80)
Income tax expense (benefit).......................            27                1          28
                                                          -------          -------     -------
 OCI before reclassifications, net of income tax...            25              (1)          24
Amounts reclassified from AOCI.....................           (2)               --         (2)
Income tax expense (benefit).......................             1               --           1
                                                          -------          -------     -------
 Amounts reclassified from AOCI, net of income tax.           (1)               --         (1)
                                                          -------          -------     -------
Balance at December 31, 2013.......................       $    24          $   (1)     $    23
                                                          =======          =======     =======

--------
(1)See Note 5 for information on offsets to investments related to insurance liabilities and DAC and VOBA.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

8. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                          Statement of Operations and
AOCI Components                                        Amounts Reclassified from AOCI Comprehensive Income (Loss) Location
----------------------------------------------------   ------------------------------ ------------------------------------
                                                        Years Ended December 31,
                                                       ------------------------------
                                                         2013       2012      2011
                                                        --------  --------  --------
                                                             (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains (losses)............ $      1   $    (5)  $    (5)  Other net investment gains (losses)
  Net unrealized investment gains (losses)............        1          2         1  Net investment income
                                                        --------  --------  --------
   Net unrealized investment gains (losses), before
    income tax........................................        2        (3)       (4)
   Income tax (expense) benefit.......................      (1)          1         1
                                                        --------  --------  --------
   Net unrealized investment gains (losses), net of
    income tax........................................ $      1   $    (2)  $    (3)
                                                        ========  ========  ========
Total reclassifications, net of income tax............ $      1   $    (2)  $    (3)
                                                        ========  ========  ========

9. Other Expenses

  Information on other expenses was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2013     2012    2011
                                                -----    -----   -----
                                                  (In millions)
              Compensation..................... $   5    $   9   $  10
              Commissions......................    50       57      68
              Volume-related costs.............    --        3       7
              Capitalization of DAC............   (6)     (19)    (34)
              Amortization of DAC and VOBA.....  (89)      148     172
              Premium taxes, licenses and fees.     3        1       6
              Other............................    26       30      30
                                                 -----    -----   -----
                Total other expenses........... $(11)    $ 229   $ 259
                                                 =====    =====   =====

Capitalization and Amortization of DAC and VOBA

  See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

  See Note 12 for discussion of affiliated expenses included in the table above.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

10. Income Tax


   The provision for income tax was as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                        2013     2012    2011
                                                       -------  -----   -----
                                                         (In millions)
       Current:
        Federal...................................... $    38   $   8   $  24
       Deferred:
        Federal......................................   (105)      86      66
                                                       -------   -----  -----
          Provision for income tax expense (benefit). $  (67)   $  94   $  90
                                                       =======   =====  =====

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                    Years Ended December 31,
                                                    ------------------------
                                                      2013     2012    2011
                                                     -------  -----   -----
                                                       (In millions)
        Tax provision at U.S. statutory rate....... $  (55)   $ 103   $ 107
        Tax effect of:
         Dividend received deduction...............    (12)    (11)    (13)
         Prior year tax............................     (2)       3     (2)
         Tax credits...............................     (1)     (1)     (2)
         Other, net................................       3      --      --
                                                     -------   -----  -----
        Provision for income tax expense (benefit). $  (67)   $  94   $  90
                                                     =======   =====  =====

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                        -----------------
                                                          2013     2012
                                                        -------- --------
                                                          (In millions)
      Deferred income tax assets:
       Investments, including derivatives.............. $      9 $     --
       Tax credit carryforwards........................        5       --
       Other, net......................................        2
                                                        -------- --------
         Total deferred income tax assets..............       16       --
      Deferred income tax liabilities:
       Policyholder liabilities and receivables........      110      234
       DAC and VOBA....................................       86       33
       Net unrealized investment gains.................       11       40
       Investments, including derivatives..............       --       18
       Other...........................................        1        1
                                                        -------- --------
         Total deferred income tax liabilities.........      208      326
                                                        -------- --------
           Net deferred income tax asset (liability)... $  (192) $  (326)
                                                        ======== ========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

10. Income Tax (continued)


   Tax credit carryforwards of $5 million at December 31, 2013 will expire beginning in 2021.

   The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates include $18 million and $8 million at December 31, 2013 and 2012, respectively. The amounts due to affiliates include $8 million at December 31, 2011.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2006. The IRS audit cycle for the year 2006, which began in April 2010, is expected to conclude in 2014.

   It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                  Year Ended
                                                                               December 31, 2013
                                                                               -----------------
                                                                                 (In millions)
Balance at January 1,.........................................................     $     --
Additions for tax positions of prior years....................................            3
                                                                                   --------
Balance at December 31,.......................................................     $      3
                                                                                   ========
Unrecognized tax benefits that, if recognized would impact the effective rate.     $      3
                                                                                   ========

   There were no unrecognized tax benefits at December 31, 2012 and 2011.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                 Year Ended
                                                              December 31, 2013
                                                              -----------------
                                                                (In millions)
Interest recognized in the statements of operations..........     $      1

                                                              December 31, 2013
                                                              -----------------
                                                                (In millions)
Interest included in other liabilities in the balance sheets.     $      1

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

10. Income Tax (continued)


   There was no interest recognized in the statements of operations for the years ended December 31, 2012 and 2011. There was no interest included in other liabilities in the balance sheets at December 31, 2012.

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $14 million and $8 million, respectively, related to the separate account DRD. The 2013 benefit included a benefit of $2 million related to a true-up of the 2012 tax return. The 2012 benefit included an expense of $3 million related to a true-up of the 2011 tax return.

11. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Inquiries

    In April 2012, MetLife, for itself and on behalf of entities including the Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. At least one other jurisdiction is pursuing a market conduct examination. It is possible that other jurisdictions may pursue similar examinations or audits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

    Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

11. Contingencies, Commitments and Guarantees (continued)


  Summary

    Various litigation, claims and assessments against the Company, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in particular annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                              December 31,
                                                             ---------------
                                                              2013    2012
                                                             ------- -------
                                                              (In millions)
    Other Assets:
     Premium tax offset for future undiscounted assessments. $     1 $     1
     Receivable for reimbursement of paid assessments (1)...       5       6
                                                             ------- -------
                                                             $     6 $     7
                                                             ======= =======
    Other Liabilities:
     Insolvency assessments................................. $     6 $     8
                                                             ======= =======

--------

(1)The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

11. Contingencies, Commitments and Guarantees (continued)


Commitments

 Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $7 million and $9 million at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $6 million and $1 million at December 31, 2013 and 2012, respectively.

 Commitments to Fund Private Corporate Bond Investments

   The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $14 million and $13 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2013 and 2012.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

12. Related Party Transactions


Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $78 million, $53 million and $76 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $38 million, $34 million and $32 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in fees on ceded reinsurance and other, were $25 million, $24 million and $26 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company had net receivables from affiliates, related to the items discussed above, of $4 million and $2 million at December 31, 2013 and 2012, respectively.

  See Notes 4 and 5 for additional information on related party transactions.

13. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2013, through March 31, 2014, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

                   MetLife Insurance Company of Connecticut
          Unaudited Pro Forma Condensed Combined Financial Statements

In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI-USA"), a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MetLife Insurance Company of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving company. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also, effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with an affiliate all existing New York insurance policies and annuity contracts that include a separate account feature. Following the Mergers and subject to certain regulatory approvals, MetLife Insurance Company of Connecticut will likely enter into transactions to transfer to one or more affiliates certain business that is currently reinsured by Exeter. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

The unaudited pro forma condensed combined financial statements and accompanying notes present the impact of the Mergers as a transaction among entities under common control which is more fully described in the notes to the unaudited pro forma condensed combined financial statements. Transactions among entities under common control are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The unaudited pro forma condensed combined financial statements include historical audited amounts as of December 31, 2013 and for the years ended December 31, 2013, 2012 and 2011, for MetLife Insurance Company of Connecticut and its subsidiaries, including MLI-USA (collectively "MICC"), MLIIC and Exeter. The unaudited pro forma condensed combined financial statements give effect to the Mergers as if they had occurred (i) on December 31, 2013 for purposes of the unaudited pro forma condensed combined balance sheet and
(ii) on January 1, 2011 for purposes of the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2013, 2012 and 2011. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the Mergers, factually supportable, and are expected to have a continuing impact on the combined results. It is likely that the actual adjustments reflected in the final accounting, that will consider additional available information, will differ from the pro forma adjustments and it is possible the differences may be material.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes. In addition, the unaudited proforma condensed combined financial statements were derived from and should be read in conjunction with the audited historical consolidated financial statements of MICC included in its Annual Report on Form 10-K for the year ended December 31, 2013, as well as the audited historical balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto and balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto are included as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K with which this financial information is filed as Exhibit 99.3.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the combined company that would have resulted had the Mergers been effective as of and during the periods presented or the results that may be obtained by the combined company in the future. The unaudited pro forma condensed combined financial statements as of and for the periods presented do not reflect future events that are not directly attributable to the Mergers and that may occur after the Mergers, including, but not limited to, expense efficiencies or revenue enhancements arising from the Mergers or management actions. Future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Unaudited Pro Forma Condensed Combined Balance Sheet
                               December 31, 2013

                     (In millions, except per share data)

                                                    Historical
                                          -----------------------------
                                                    MetLife    Exeter
                                                   Investors Reassurance
                                                   Insurance   Company   Reinsurance    Other                Pro Forma
                                            MICC    Company     Ltd.     Adjustments Adjustments    Notes    Combined
                                          -------- --------- ----------- ----------- ----------- ----------- ---------
Assets
Investments:
 Fixed maturity securities
   available-for-sale, at estimated
   fair value............................ $ 45,252  $ 2,250    $ 1,321     $  (695)    $    --      3(c)     $ 48,128
 Equity securities available-for-sale,
   at estimated fair value...............      418       45         --          --          --                    463
 Mortgage loans, net; at estimated fair
   value.................................    7,718      286         --          --          --                  8,004
 Policy loans............................    1,219       27         --          --          --                  1,246
 Real estate and real estate joint
   ventures..............................      754       --         --          --          --                    754
 Other limited partnership interests.....    2,130       32         --          --          --                  2,162
 Short-term investments, principally at
   estimated fair value..................    2,107       75      2,781          (7)         --      3(c)        4,956
 Derivative assets.......................       --       --      2,376          --      (2,376)     4(a)           --
 Funds withheld at interest..............       --       --      2,694          --      (2,694)     4(a)           --
 Other invested assets, principally at                                                            3(a)-(c),
   estimated fair value..................    2,555       68         --      (2,768)      4,570   4(a), 5(a)     4,425
                                          --------  -------    -------     -------     -------               --------
   Total investments.....................   62,153    2,783      9,172      (3,470)       (500)                70,138
Cash and cash equivalents, principally
 at estimated fair value.................      746       24        630        (604)         --    3(a), (c)       796
Accrued investment income................      542       26         94         (29)         (2)  3(c), 5(a)       631
Premiums, reinsurance and other
 receivables.............................   20,609    1,829        646      (3,170)         --    3(a)-(c)     19,914
Deferred policy acquisition costs and
 value of business acquired..............    4,730      291        160         707          --    3(b), (c)     5,888
Current income tax recoverable...........      192        9        197          --          --                    398
Deferred income tax recoverable..........       --       --      1,529          --      (1,529)     4(b)           --
Goodwill.................................      493       --         --          --          33      4(c)          526
Other assets.............................      794      110         --          34         (33)  3(b), 4(c)       905
Separate account assets..................   97,780   12,033         --          --          --                109,813
                                          --------  -------    -------     -------     -------               --------
   Total assets.......................... $188,039  $17,105    $12,428     $(6,532)    $(2,031)              $209,009
                                          ========  =======    =======     =======     =======               ========
Liabilities and Stockholders' Equity
Liabilities
Future policy benefits...................                                                        3(b), (c),
                                          $ 27,991  $   501    $ 2,747     $(1,455)    $    12      4(d)     $ 29,796
Policyholder account balances............   33,453    2,748      2,489      (1,262)         --      3(c)       37,428
Other policy-related balances............                                                        3(b), (c),
                                             3,164      102      2,170      (2,973)          4      4(d)        2,467
Policyholder dividends payable...........       --       --         16          --         (16)     4(d)           --
Payables for collateral under
 securities loaned and other
 transactions............................    6,451      266         --          --         197      4(e)        6,914
Long-term debt...........................    2,251       --        575          --        (500)     5(a)        2,326
Deferred income tax liability............    1,385      192         --         272      (1,529)  3(b), 4(b)       320
Derivative liabilities...................       --       --      2,648          --      (2,648)     4(f)           --
                                                                                                  3(a)-(c),
                                                                                                 4(e), 4(f),
Other liabilities........................    6,776       94        553      (1,560)      2,449      5(a)        8,312
Separate account liabilities.............   97,780   12,033         --          --          --                109,813
                                          --------  -------    -------     -------     -------               --------
   Total liabilities.....................  179,251   15,936     11,198      (6,978)     (2,031)               197,376
                                          --------  -------    -------     -------     -------               --------
Stockholders' Equity
Preferred stock..........................       --       --         --          --          --                     --
Common stock, par value $2.50 per share..       86        6         --          --          --                     92
Additional paid-in capital...............    6,737      636      4,126          --          --                 11,499
Retained earnings (accumulated deficit)..    1,076      504     (2,965)        506          --      3(b)         (879)
Accumulated other comprehensive income
 (loss)..................................      889       23         69         (60)         --      3(c)          921
                                          --------  -------    -------     -------     -------               --------
   Total stockholders' equity............    8,788    1,169      1,230         446          --                 11,633
                                          --------  -------    -------     -------     -------               --------
   Total liabilities and stockholders'
    equity............................... $188,039  $17,105    $12,428     $(6,532)    $(2,031)              $209,009
                                          ========  =======    =======     =======     =======               ========

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

        Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the Year End December 31, 2013

                                 (In millions)

                                               Historical
                                     -----------------------------
                                               MetLife    Exeter
                                              Investors Reassurance
                                              Insurance   Company   Reinsurance    Other                    Pro Forma
                                       MICC    Company     Ltd.     Adjustments Adjustments      Notes      Combined
                                     -------  --------- ----------- ----------- ----------- --------------- ---------
Revenues
Premiums............................ $   606    $  29     $   59       $  (5)      $ --          3(b)        $  689
Universal life and investment-type
 product policy fees................   2,336      202        587        (177)        --        3(b), (c)      2,948
Net investment income...............   2,852      114         35         (16)        (2)      3(c), 5(a)      2,983
Fees on ceded reinsurance and
 other..............................      --       90         --          --        (90)         4(g)            --
Other revenues......................     592       --          2         (74)        90     3(b), (c), 4(g)     610
Net investment gains (losses):
  Other-than-temporary impairments
   on fixed maturity securities.....      (9)      --         --          --         --                          (9)
  Other-than-temporary impairments
   on fixed maturity securities
   transferred to other
   comprehensive income (loss)......     (11)      --         --          --         --                         (11)
  Other net investment gains
   (losses).........................     102        1        (57)         59        (45)      3(c), 5(b)         60
                                     -------    -----     ------       -----       ----                      ------
    Total net investment gains
     (losses).......................      82        1        (57)         59        (45)                         40
  Net derivative gains (losses).....  (1,052)    (442)     1,935         375         --          3(c)           816
                                     -------    -----     ------       -----       ----                      ------
    Total revenues..................   5,416       (6)     2,561         162        (47)                      8,086
                                     -------    -----     ------       -----       ----                      ------
Expenses
Policyholder benefits and claims....   1,707       48      1,380         (44)        27     3(b), (c), 4(h)   3,118
Interest credited to policyholder
 account balances...................   1,037      113         17         (17)        --          3(c)         1,150
Policyholder dividends..............      --       --         27          --        (27)         4(h)            --
Goodwill impairment.................      66       --         --          --         --                          66
Other expenses......................   1,659      (11)       101         215         (2)    3(b)-(d), 5(a)    1,962
                                     -------    -----     ------       -----       ----                      ------
    Total expenses..................   4,469      150      1,525         154         (2)                      6,296
                                     -------    -----     ------       -----       ----                      ------
Income (loss) from continuing
 operations before provision for
 income tax.........................     947     (156)     1,036           8        (45)                      1,790
Provision for income tax expense
 (benefit)..........................     227      (67)       364           3        (16)      3(e), 5(c)        511
                                     -------    -----     ------       -----       ----                      ------
Income from continuing operations,
 net of income tax.................. $   720    $ (89)    $  672       $   5       $(29)                     $1,279
                                     =======    =====     ======       =====       ====                      ======

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

        Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the Year End December 31, 2012

                                 (In millions)

                                            Historical
                                   ----------------------------
                                            MetLife    Exeter
                                           Investors Reassurance
                                           Insurance   Company   Reinsurance    Other                   Pro Forma
                                    MICC    Company     Ltd.     Adjustments Adjustments     Notes      Combined
                                   ------  --------- ----------- ----------- ----------- -------------- ---------
Revenues
Premiums.......................... $1,261    $ 11      $   950     $  (888)     $ --        3(b),(c)     $1,334
Universal life and investment-
  type product policy fees........  2,261     198          548        (183)       --        3(b),(c)      2,824
Net investment income.............  2,952     113           21          (2)      (26)      3(c), 5(a)     3,058
Fees on ceded reinsurance and
  other...........................     --      93           --          --       (93)         4(g)           --
Other revenues....................    511      --           23         (24)       93       3(c), 4(g)       603
Net investment gains (losses):
 Other-than-temporary
   impairments on fixed
   maturity securities............    (52)     (2)          --          --        --                        (54)
 Other-than-temporary
   impairments on fixed
   maturity securities
   transferred to other
   comprehensive income
   (loss).........................      3      --           --          --        --                          3
 Other net investment gains
   (losses).......................    201      (2)          42         (37)       --          3(c)          204
                                   ------    ----      -------     -------      ----                     ------
   Total net investment gains
     (losses).....................    152      (4)          42         (37)       --                        153
 Net derivative gains
   (losses).......................  1,003     329       (3,677)      1,432        --          3(c)         (913)
                                   ------    ----      -------     -------      ----                     ------
   Total revenues.................  8,140     740       (2,093)        298       (26)                     7,059
                                   ------    ----      -------     -------      ----                     ------
Expenses
Policyholder benefits and
  claims..........................  2,389     100        1,812      (1,001)       30     3(b),(c), 4(h)   3,330
Interest credited to policyholder
  account balances................  1,147     118           17         (17)       --          3(c)        1,265
Policyholder dividends............     --      --           30          --       (30)         4(h)           --
Goodwill impairment...............    394      --           --          --        --                        394
Other expenses....................  2,720     229          206        (709)      (26)    3(b)-(d), 5(a)   2,420
                                   ------    ----      -------     -------      ----                     ------
   Total expenses.................  6,650     447        2,065      (1,727)      (26)                     7,409
                                   ------    ----      -------     -------      ----                     ------
Income (loss) from continuing
  operations before provision
  for income tax..................  1,490     293       (4,158)      2,025        --                       (350)
Provision for income tax
  expense (benefit)...............    372      94       (1,455)        709        --       3(e), 5(c)      (280)
                                   ------    ----      -------     -------      ----                     ------
Income (loss) from continuing
  operations, net of income
  tax............................. $1,118    $199      $(2,703)    $ 1,316      $ --                     $  (70)
                                   ======    ====      =======     =======      ====                     ======

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

        Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the Year End December 31, 2011

                                 (In millions)

                                             Historical
                                    ----------------------------
                                             MetLife    Exeter
                                            Investors Reassurance
                                            Insurance   Company   Reinsurance    Other                   Pro Forma
                                     MICC    Company     Ltd.     Adjustments Adjustments     Notes      Combined
                                    ------  --------- ----------- ----------- ----------- -------------- ---------
Revenues
Premiums........................... $1,828    $  7       $ 72        $  (9)      $  --         3(b)       $1,898
Universal life and investment-type
  product policy fees..............  1,956     204        433         (136)         --       3(b),(c)      2,457
Net investment income..............  3,074     114         17            3          (9)     3(c), 5(a)     3,199
Fees on ceded reinsurance and
  other............................     --     104         --           --        (104)        4(g)           --
Other revenues.....................    508      --         44          (55)        104    3(b),(c), 4(g)     601
Net investment gains (losses):
 Other-than-temporary
   impairments on fixed maturity
   securities......................    (42)     --         --           --          --                       (42)
 Other-than-temporary
   impairments on fixed maturity
   securities transferred to other
   comprehensive income
   (loss)..........................     (5)     --         --           --          --                        (5)
 Other net investment gains
   (losses)........................     82      (5)        (1)          --          --                        76
                                    ------    ----       ----        -----       -----                    ------
   Total net investment gains
     (losses)......................     35      (5)        (1)          --          --                        29
 Net derivative gains (losses).....  1,096     326        230         (787)         --         3(c)          865
                                    ------    ----       ----        -----       -----                    ------
   Total revenues..................  8,497     750        795         (984)         (9)                    9,049
                                    ------    ----       ----        -----       -----                    ------
Expenses
Policyholder benefits and claims...  2,660      59        309          (88)         31    3(b),(c), 4(h)   2,971
Interest credited to policyholder
  account balances.................  1,189     127         16          (16)         --         3(c)        1,316
Policyholder dividends.............     --      --         31           --         (31)        4(h)           --
Other expenses.....................  2,981     259        170         (101)         (9)   3(b)-(d), 5(a)   3,300
                                    ------    ----       ----        -----       -----                    ------
   Total expenses..................  6,830     445        526         (205)         (9)                    7,587
                                    ------    ----       ----        -----       -----                    ------
Income (loss) from continuing
  operations before provision for
  income tax.......................  1,667     305        269         (779)         --                     1,462
Provision for income tax expense
  (benefit)........................    493      90         94         (272)         --      3(e), 5(c)       405
                                    ------    ----       ----        -----       -----                    ------
Income (loss) from continuing
  operations, net of income tax.... $1,174    $215       $175        $(507)      $  --                    $1,057
                                    ======    ====       ====        =====       =====                    ======

  See accompanying notes to unaudited pro forma condensed combined financial statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of Transaction

In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI-USA"), a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, and MetLife Investors Insurance Company ("MLIIC"), each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MetLife Insurance Company of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving company. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also, effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with an affiliate all existing New York insurance policies and annuity contracts that include a separate account feature. Following the Mergers and subject to certain regulatory approvals, MetLife Insurance Company of Connecticut will likely enter into transactions to transfer to one or more affiliates certain business that is currently reinsured by Exeter. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

2. Basis of Presentation

The Mergers represent a transaction among entities under common control. Transactions among entities under common control are accounted for as if the transaction occurred at the beginning of the earliest date presented and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. The unaudited pro forma condensed combined financial statements include historical amounts derived from the audited financial statements as of December 31, 2013 and for the years ended December 31, 2013, 2012 and 2011, for MetLife Insurance Company of Connecticut and its subsidiaries, including MLI-USA (collectively "MICC"), MLIIC and Exeter. The unaudited pro forma condensed combined financial statements give effect to the Mergers as if they had occurred (i) on December 31, 2013 for purposes of the unaudited pro forma condensed combined balance sheet and (ii) on January 1, 2011 for purposes of the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2013, 2012 and 2011.

The unaudited pro forma condensed combined financial statements were prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and presented in accordance with the requirements of
Article 11 of Regulation S-X published by the U.S. Securities and Exchange Commission. In accordance with Article 11 of Regulation S-X, discontinued operations have been excluded from the presentation of the unaudited pro forma condensed combined statements of operations.

The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the Mergers, factually supportable, and are expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements exclude the effects of adjustments that rely on highly judgmental estimates including how historical management practices and operating decisions may or may not have changed as a result of the Mergers.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the combined company that

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

would have resulted had the Mergers been effective during the periods presented or the results that may be obtained by the combined company in the future.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the audited historical consolidated financial statements of MICC included in its Annual Report on Form 10-K for the year ended December 31, 2013 as well as the audited historical balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto and balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto are included as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K with which this financial information is filed as Exhibit 99.3.

3. Reinsurance Adjustments

In connection with the Mergers, adjustments have been included for new and planned reinsurance agreements, for the recapture of certain reinsurance agreements and to eliminate non-recurring bank fees. The total of the reinsurance adjustments at December 31, 2013 resulted in changes to total assets of ($6,532) million, total liabilities of ($6,978) million, and total stockholders' equity of $446 million and for the years ended December 31, 2013, 2012 and 2011 resulted in changes to total revenues of $162 million, $298 million and ($984) million, respectively, and to total expenses of $154 million, ($1,727) million, and ($205) million, respectively.

    (a)Adjustment to increase total assets and total liabilities by $97 million to record a new reinsurance agreement. Effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with Metropolitan Life Insurance Company, an affiliate, all existing New York insurance policies and annuity contracts that include a separate account feature. The new reinsurance agreement was entered into in connection with MetLife Insurance Company of Connecticut withdrawing its license to issue insurance policies and annuity contracts in New York.
    (b)Adjustment to eliminate reinsurance transactions among the merging companies. The adjustments at December 31, 2013 include: changes of ($4,045) million to total assets, ($4,551) million to total liabilities and $506 million to retained earnings. The adjustments for the years ended December 31, 2013, 2012 and 2011 include: reductions to total revenue of $73 million, $0 and $12 million, respectively, and changes to other expenses of $208 million, ($690) million and ($61) million, respectively.
    (c)Adjustment to reflect planned reinsurance transactions to transfer to one or more affiliates certain business that is currently reinsured by Exeter. The adjustments at December 31, 2013 include: reductions of $2,584 million to total assets, $2,524 million to total liabilities and $60 million to accumulated other comprehensive income (loss). The adjustments for the years ended December 31, 2013, 2012 and 2011 include: changes to total revenue of $235 million, $298 million and ($972) million, respectively, and reductions to other expenses of $37 million, $1,018 million and $119 million, respectively.
    (d)Adjustment to eliminate from other expenses non-recurring credit facility usage fees for letters of credit, which were held to collateralize assumed liabilities and which were canceled when Exeter re-domesticated to Delaware of $17 million, $19 million and $25 million, for the years ended December 31, 2013, 2012 and 2011, respectively.
    (e)Adjustment for the income tax impact for all reinsurance adjustments at the federal statutory tax rate of 35%.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)


4. Reclassification Adjustments

Reclassification adjustments, included in other adjustments, are reflected herein to conform the presentation of Exeter's and MLIIC's financial statements to the presentation of MICC's financial statements.

    (a)Adjustment to reclassify derivative assets of $2,376 million and funds withheld at interest of $2,694 million to other invested assets.
    (b)Adjustment to net deferred income tax recoverable of $1,529 million with deferred income tax liability.
    (c)Adjustment to reclassify goodwill of $33 million from other assets to goodwill.
    (d)Adjustment to reclassify policyholder dividends payable of $12 million and $4 million to future policy benefits and other policy-related balances, respectively.
    (e)Adjustment to reclassify cash collateral on deposit of $197 million from other liabilities to payables for collateral under securities loaned and other transactions.
    (f)Adjustment to reclassify derivative liabilities of $2,648 million to other liabilities.
    (g)Adjustment to reclassify fees on ceded reinsurance and other of $90 million, $93 million and $104 million to other revenues for the years ended December 31, 2013, 2012 and 2011, respectively.
    (h)Adjustment to reclassify policyholder dividends of $27 million, $30 million and $31 million to policyholder benefits and claims for the years ended December 31, 2013, 2012 and 2011, respectively.

5. Other Adjustments

The following other pro forma adjustments have been recorded in the unaudited pro forma condensed combined financial statements.

    (a)Adjustments to eliminate related party debt transactions among the merging entities. The adjustments at December 31, 2013 include: reductions of $2 million to accrued investment income and other liabilities and reductions of $500 million to other invested assets and long-term debt. The adjustments for the year ended December 31, 2013, 2012 and 2011 include: reductions of $2 million, $26 million and $9 million, respectively, to net investment income and other expenses.
    (b)Adjustment to eliminate related party investment gains for the year ended December 31, 2013. The non-recurring gains were recorded in connection with establishing a custodial account when MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York.
    (c)Adjustment for the income tax impact for all other adjustments at the federal statutory tax rate of 35%.

6. Forward Looking Statements

These unaudited pro forma condensed combined financial statements may be deemed to be forward looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements are identified by words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Such statements may include, but are not limited to statements about the benefits of the Mergers, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward looking statements are based largely on management's expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward looking statements.

                   MetLife Insurance Company of Connecticut
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       NOTES TO THE UNAUDITED PRO FORMA
            CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)


7. Subsequent Event

On February 14, 2014, a subsidiary of MetLife Insurance Company of Connecticut entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Assurance Limited ("MAL"). Beginning in the first quarter of 2014, MICC will account for and report MAL as discontinued operations. These unaudited pro forma condensed combined financial statements exclude the impact of the MAL disposition as the transaction does not meet the significant subsidiary conditions of Article 11 of Regulation S-X and is not directly attributable to the Mergers. The transaction is expected to close in the second quarter of 2014, subject to regulatory approvals and satisfaction of other closing conditions.

                                     PART C



                               OTHER INFORMATION
-----------------


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS



(a) - - - -Financial Statements


   The financial statements and financial highlights of each of the Subaccounts of the Separate Account and the report of Independent Registered Public Accounting Firm thereto are contained in the Separate Account's Annual Report and are included in the Statement of Additional Information. The financial statements of each of the Subaccounts of the Separate Account include:


   (1)   Statements of Assets and Liabilities as of December 31, 2013

   (2)   Statements of Operations for the year ended December 31, 2013

   (3) Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012


   (4)   Notes to Financial Statements

   The consolidated financial statements and financial statement schedules of MetLife Insurance Company of Connecticut and subsidiaries and the report of Independent Registered Public Accounting Firm, are included in the Statement of Additional Information. The consolidated financial statements of MetLife Insurance Company of Connecticut and subsidiaries include:


   (1)   Consolidated Balance Sheets as of December 31, 2013 and 2012

   (2) Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011

   (3) Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011

   (4) Consolidated Statements of Stockholders' Equity for the years ended December 31, 2013, 2012 and 2011

   (5) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011

   (6)   Notes to Consolidated Financial Statements

   (7)   Financial Statement Schedules


(b)        Exhibits

EXHIBIT
NUMBER                DESCRIPTION
------                -----------


1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. Not Applicable


2.                    Not Applicable


3(a). Distribution and Principal Underwriting Agreement between The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118415, filed March 4, 2005.)


3(a)(i). Agreement and Plan of Merger dated as of October 20, 2006. (Incorporated herein by reference to Exhibit 1(a) to the Registration Statement on Form S-1, File No. 333-138472 filed on November 7, 2006.)


3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)


3(c). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N- 4, File No. 033-65343 filed April 6, 2006.)


3(d).                 Master Retail Sales Agreement (MLIDC) (9-2012).
                      (Incorporated herein by reference to Exhibit 3(d) to Post-Effective Amendment No. 23, Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)


3(e). Services Agreement between MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut and Amendment No. 1 to Services Agreement.

EXHIBIT
NUMBER                DESCRIPTION
------                -----------


                      (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 15 to MetLife of CT Fund BD for Variable Annuities' Registration Statement on Form N-4, File Nos. 033-73466/811-08242, filed April 7, 2008.)


4. Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form -N-4, File No. -333-118412, filed March 4, 2005.)


                          a. Company Name Change Endorsement. (Incorporated herein by reference to Exhibit -4(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 033-65343 filed April -5, 2006.)


                          b. Roth 401 Endorsement. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. -033-65343 filed April 5, 2006.)


                          c. Roth 403(b) Endorsement. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed April 5, 2006.)


                          d. Roth 403(b) Nationwide Tax Shelter Annuity Endorsement. (Incorporated herein by reference to Exhibit 4(e)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form -N-4, File No. 333-152189 filed April 7, 2010.)


                          e.  MetLife Insurance Company of Connecticut
                              401(a)/403(a) Plan Endorsement. L-22492 (5/11).
                              (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)


5. Form of Application. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118412, filed March 4, 2005.)


                          a.  Master Data Sheet Travelers Retirement
                              Perspectives Rev. 5- 05 L-21015TRP*


                          b.  Master Data Sheet Travelers Retirement
                              Perspectives Rev. 7- 05 L-21015TRP*


                          c.  Master Data Sheet Travelers Retirement
                              Perspectives Rev. 8- 29-05 L-21015TRP*


                          d.  Master Data Sheet Travelers Retirement
                              Perspectives Rev. 11- 05 L-21015TRP*


                          e.  Master Data Sheet Travelers Retirement
                              Perspectives Rev. 1- 06 L-21015TRP*


                          f.  Master Data Sheet Travelers Retirement
                              Perspectives NY Rev. 5-05 L-21015NY*


                          g.  Master Data Sheet Travelers Retirement
                              Perspectives NY Rev. 7-05 L-21015NY*


                          h.  Master Data Sheet Travelers Retirement
                              Perspectives NY Rev. 8-29-05 L-21015NY*


                          i.  Master Data Sheet Travelers Retirement
                              Perspectives NY Rev. 11-05 L-21015NY*


                              *     (Incorporated herein by reference to
                                    Post-Effective Amendment No. 1 to the
                                    Registration Statement on Form N- 4, File
                                    No. 333-118415, filed April 10, 2006.)

EXHIBIT
NUMBER                DESCRIPTION
------                -----------


6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)


6(a)(i). Certificate of Correction of MetLife Insurance Company of Connecticut, to the Amendment to the Charter as Amended and Restated of The Travelers Insurance Company, dated and executed as of the 4th day of April, 2007. (Incorporated herein by reference to Exhibit 6(a)(i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October31, 2007.)


6(b). Amended and Restated By-Laws of Met-Life Insurance Company of Connecticut (June 1, 2012) (Incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 and Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)


6(c). Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4 , File No. 033-65343 filed April 6, 2006.)


7(a). Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File Numbers 333-65942/811-08225, filed April 15, 2003.)


7(b). Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Certain Annuity Contracts between MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company - Treaty #20176, effective January 1, 2014. (Incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 24 to MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 4,
                      2014.)



8. Form of Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-82009, filed April 20, 2005.)


8(a). Participation Agreement Among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)


8(a)(i). First Amendment to the Participation Agreement Among Met Investors Series Trust, MetLife Advisers, LLC, and MetLife Insurance Company of Connecticut as of May 1, 2009. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)


8(a)(ii).             Amendment to each of the Participation Agreements
                      currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution
                      Company and Metropolitan Life Insurance Company, MetLife
                      Insurance Company of Connecticut, MetLife Investors USA
                      Insurance Company, MetLife Investors Insurance Company,
                      First MetLife Investors Insurance Company, New England
                      Life Insurance Company and General American Life
                      Insurance Company effective April 30, 2010. (Filed with
                      Post-Effective Amendment No. 4 to this Registration
                      Statement on Form N-4, File No. 333-156911, on April 4,
                      2012.)


8(b)(i). Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and MetLife Insurance Company of Connecticut entered as of April 30, 2007. (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)


8(b)(ii).             Participation Agreement among Metropolitan Series Fund,
                      Inc., MetLife Advisers, LLC, MetLife Investors
                      Distribution Company and MetLife Insurance Company of
                      Connecticut entered as of August 31, 2007. (Incorporated herein by reference to

EXHIBIT
NUMBER                DESCRIPTION
------                -----------


                      Exhibit 8(c)(ii) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)


8(b)(iii).            Amendment to each of the Participation Agreements
                      currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution
                      Company and Metropolitan Life Insurance Company,
                      Metropolitan Tower Life Insurance Company, MetLife
                      Insurance Company of Connecticut, MetLife Investors USA
                      Insurance Company, MetLife Investors Insurance Company,
                      First MetLife Investors Insurance Company, New England
                      Life Insurance Company and General American Life
                      Insurance Company effective April 30, 2010. (Filed with
                      Post-Effective Amendment No. 4 to this Registration
                      Statement on Form N-4, File No. 333-156911, on April 4,
                      2012.)


8(c). Participation Agreement Among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company effective October 1, 1999 and Amendments to the Participation Agreement (respectively effective May 1, 2001, December 31, 2002, April 14, 2003, October 20, 2005 and April 28,
                      2008.) (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)


8(c)(i).              Amendment to Participation Agreement (Summary) (4/30/10).
                      (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152194, filed April 5, 2011.)


8(d). Amended and Restated Participation Agreement Among The Travelers Insurance Company, Fidelity Distributors Corporation, VIP Fund, VIP Fund II and VIP Fund III effective May 1, 2001 and Amendments to the Amended and Restated Participation Agreement (respectively effective May 1, 2003, December 8, 2004, October 1, 2005, June 18,
                      2007 and April 28, 2008.) (Incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)


8(d)(i).              Summary Participation Agreement (Summary) (4/30/10).
                      (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)


8(e). Amended and Restated Participation Agreement Among The Travelers Insurance Company, The Travelers Life and Annuity Company, Travelers Distribution LLC, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. effective May 1, 2004 and an Amendment to the Amended and Restated Participation Agreement (effective May 1, 2005.) (Incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)


8(e)(i). Amendment No. 5 to A&R Participation Agreement (update schedules) (10/5/10), (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)


8(e)(ii).             Participation Agreement Addendum effective as of May 1,
                      2011, Franklin Templeton Variable Insurance Products
                      Trust, Franklin/Templeton Distributors, Inc., MetLife
                      Insurance Company of Connecticut and MetLife Investors
                      Distribution Company. (Filed with Post-Effective
                      Amendment No. 4 to this Registration Statement on Form
                      N-4, File No. 333-156911, on April 4, 2012.)


8(e)(iii).            Amendment dated January 15, 2013 to the Participation
                      Agreement Among Franklin Templeton Variable Insurance
                      Products Trust, Franklin/Templeton Distributors, Inc.,
                      MetLife Insurance Company of Connecticut and MetLife
                      Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(i)(iii) to Post-Effective
                      Amendment No. 23 and Amendment No. 152 to the
                      Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)


8(f). Participation Agreement Among MetLife Insurance Company of Connecticut, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust,

EXHIBIT
NUMBER                DESCRIPTION
------                -----------


                      Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC effective January 1, 2009. (Incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)


8(f)(i).              Amendment to Participation Agreement (Summary) (4/30/10).
                      (Incorporated herein by reference to Exhibit 8(f)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)


8(g). Participation Agreement Among The Travelers Insurance Company, The Travelers Life and Annuity Company and Janus Aspen Series effective May 1, 2000 and Amendments to the Participation Agreement (respectively effective July 1, 2000, October 15, 2000, May 1, 2001, May 24, 2001,
                      January 31, 2002, May 1, 2003, August 1, 2004 and April 28, 2008.) (Incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)


8(g)(i). Amendment No. 8 to Participation Agreement between MetLife Insurance Company of Connecticut and Janus Aspen Series, effective as of May 1, 2011. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)


9. Opinion of Counsel as to the legality of securities being registered. (Filed with this Registration Statement on Form N-4, File No. 333-156911, on January 23, 2009.)


10. Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm. Filed herewith.


11.                   Not Applicable


12.                   Not Applicable



13.                   Powers of Attorney authorizing Michele H. Abate, Paul G.
                      Cellupica, John E. Connolly, Jr., Myra L. Saul, and Marie
                      C. Swift as signatory for Eric T. Steigerwalt, Elizabeth
                      M. Forget, Gene L. Lunman, Stanley J. Talbi and Peter M. Carlson. Filed with Post-Effective Amendment No. 5 to this Registration Statement on Form N-4,
                      File No. 333-156911, on April 3, 2013.



ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Principal Business Address:
     MetLife Insurance Company of Connecticut
     1300 Hall Boulevard
     Bloomfield, Connecticut 06022-2910



NAME AND PRINCIPAL                   POSITIONS AND OFFICES
BUSINESS ADDRESS                     WITH DEPOSITOR
----------------------------------   ---------------------------------------------------------------
Eric T. Steigerwalt                  Director, Chairman of the Board, President and Chief Executive
11225 North Community House Road     Officer
Charlotte, NC 28277




Elizabeth M. Forget            Director and Senior Vice President
1095 Avenue of the Americas
New York, NY 10036




Gene L. Lunman                      Director and Senior Vice President
11225 North Community House Road
Charlotte, NC 28277

Peter M. Carlson               Executive Vice President and Chief Accounting Officer
1095 Avenue of the Americas
New York, NY 10036




Steven J. Goulart       Executive Vice President and Chief Investment Officer
10 Park Avenue
Morristown, NJ 07962




Ricardo A. Anzaldua            Executive Vice President and General Counsel
1095 Avenue of the Americas
New York, NY 10036



Stanley J. Talbi               Executive Vice President and Chief Financial Officer
1095 Avenue of the Americas
New York, NY 10036



Robin Lenna           Executive Vice President
200 Park Avenue
12 Floor
New York, NY 10166



Marlene B. Debel               Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036



Roberto Baron                  Senior Vice President and Senior Actuary
1095 Avenue of the Americas
New York, NY 10036



Jonathan L. Rosenthal     Senior Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962



Andrew Kaniuk            Vice President and Senior Actuary
501 Route 22
Bridgewater, NJ 08807



Steven G. Sorrentino     Vice President and Actuary, and Appointed Actuary
501 Route 22
Bridgewater, NJ 08807

Mark S. Reilly          Vice President and Illustration Actuary
1300 Hall Boulevard
Bloomfield, CT 06022




Christopher A. Kremer       Vice President and Actuary
1 MetLife Plaza
27-01 Queens Plaza North
Long Island, NY 11101





Jacob M. Jenkelowitz           Secretary
1095 Avenue of the Americas
New York, NY 10036





S. Peter Headley            Vice President and Assistant Secretary
10801 Mastin Boulevard
Suite 930
Overland Parks, KS 66210





Andrew T. Aoyama      Vice President
200 Park Avenue
New York, NY 10166





Steven J. Brash                Vice President
277 Park Avenue
46th Floor
New York, NY 10172

Adam M. Hodes                  Senior Vice President
1095 Avenue of the Americas
New York, NY 10036

Stewart M. Ashkenazy           Vice President and Senior Actuary and Illustration Actuary
1095 Avenue of the Americas
New York, NY 10036

Lisa S. Kuklinski              Vice President and Senior Actuary
1095 Avenue of the Americas
New York, NY 10036

Henry Sulikowski, Jr.          Vice President and Senior Actuary
18210 Crane Nest Dr.
Tampa, FL 33647

Mark J. Davis            Vice President
501 Route 22
Bridgewater, NJ 08807



Judith A. Gulotta       Vice President
10 Park Avenue
Morristown, NJ 07962



John J. Iwanicki          Vice President
18210 Crane Nest Drive
Tampa, FL 33647



Karen A. Johnson       Vice President
501 Boylston Street
Boston, MA 02116



James M. Koeger            Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128



Daniel A. O'Neill           Vice President
8717 W. 110th Street
Overland Parks, KS 66210



Kathleen J. Schoos     Vice President
700 Quaker Lane
Warwick, RI 02886



Nan D. Tecotzky       Vice President
200 Park Avenue
12th Floor
New York, NY 10166



Mark. H. Wilsmann       Vice President
10 Park Avenue
Morristown, NJ 07962



Michael F. Tietz               Vice President
1095 Avenue of the Americas
New York, NY 10036

Adam M. Hodes                  Senior Vice President
1095 Avenue of the Americas
New York, NY 10036



Lynn A Dumais             Vice President
18210 Crane Nest Drive
Tampa, FL 33647




Derrick L. Kelson      Vice President
1200 Abernathy Road
Suite 1400
Atlanta, GA 30328




Geoffrey A. Fradkin      Vice President
501 Route 22
Bridgewater, NJ 08807




Thomas J. Schuster     Vice President
200 Park Avenue
12th Floor
New York, NY 10166





Robert L. Staffier          Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island, NY 11101


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of MetLife Insurance Company of Connecticut under Connecticut insurance law. The Depositor is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. No person is controlled by the Registrant. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    Bolpyr S.A. (Uruguay)

      17.   MetLife Asia Pacific Limited (Hong Kong)

N.    Metropolitan Life Insurance Company (MLIC) (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC (DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinley Properties, LP (DE) - 99.9% LP interest of 1900 McKinley Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i)   OFC REIT, LLC (DE)

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investors, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut (MICC) (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (MLI USA) (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife International PE Fund I GP LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.5935% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC, MCP SoCal Industry- Redondo, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernado, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterfront Atrium, LLC, MCP EnV Chicago, LLC,MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest, LLC and MCP Ashton South End, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.9788% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Maser D (Russia)

                           1) ZAO ALICO Insurance Company (Russia) - 51% of ZAO
                              ALICO Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   ii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS Limited.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) AMPLICO Life-First American Polish Life Insurance &
                           Reinsurance Company, S.A. (Poland)

                           a) Amplico Services Sp z.o.o. (Poland)

                           b) AMPLICO Towartzystwo Funduszky Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by International Technical and Advisory Services Limited.

      7.    ALICO Management Services Limited (United Kingdom)

      8.    ZEUS Administration Services Limited (United Kingdom)

      9. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      10. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      11.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      12. International Technical and Advisory Services Limited (ITAS) (USA-Delaware)

      13.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      14. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      15.   MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas,
            SA de CV is owned by ALICO and 0.0002454% is owned by International Technical and Advisory Services Limited.

      16. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      17. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      18.   Alpha Properties, Inc. (USA-Delaware)

      19.   Beta Properties, Inc. (USA-Delaware)

      20.   Delta Properties Japan, Inc. (USA-Delaware)

      21.   Epsilon Properties Japan, Inc. (USA-Delaware)

      22.   Iris Properties, Inc. (USA-Delaware)

      23.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2014, there were 8,186 owners of qualified contracts offered by the Registrant (MetLife Insurance

Company of Connecticut Separate Account QPN).

ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.


Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.


C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 29. PRINCIPAL UNDERWRITER


(a)        MetLife Investors Distribution Company

     1095 Avenue of the Americas
     New York, NY 10036

MetLife Investors Distribution Company also serves as principal underwriter and distributor for the following investment companies (including the Registrant):
MetLife of CT Separate Account Eleven for Variable Annuities

MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
Metropolitan Life Variable Annuity Separate Account II
Met Investors Series Trust
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One

General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two

Security Equity Separate Account 26
Security Equity Separate Account 27

Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund

New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account
Separate Account No. 13S


(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and managers of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.




NAME AND PRINCIPAL              POSITIONS AND OFFICES
BUSINESS ADDRESS                WITH UNDERWRITER
-----------------------------   ----------------------
Elizabeth M. Forget             Director, President
1095 Avenues of the Americas
New York, NY 10036





Paul A. LaPiana                     Director, Executive Vice President, National Sales Manager-Life
11225 North Community House Road
Charlotte, NC 28277




Andrew G. Aiello     Senior Vice President, Channel Head - National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614




Jay S. Kaduson                      Senior Vice President
11225 North Community House Road
Charlotte, NC 28277





Tyla L. Reynolds         Vice President, Secretary
600 North King Street
Wilmington, DE 19801





Marlene B. Debel               Treasurer
1095 Avenue of the Americas
New York, NY 10036





John G. Martinez        Vice President, Chief Financial Officer
18210 Crane Nest Dr.
Tampa, FL 33647

John P. Kyne, III                   Vice President, Director of Compliance
11225 North Community House Road
Charlotte, NC 28277





David DeCarlo                       Vice President
11225 North Community House Road
Charlotte, NC 28277




Paul M. Kos          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614




Cathy A. Sturdivant     Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614



(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:




                                                     (2)
                     (1)                      NET UNDERWRITING         (3)             (4)
              NAME OF PRINCIPAL                 DISCOUNTS AND    COMPENSATION ON    BROKERAGE           (5)
                 UNDERWRITER                     COMMISSIONS        REDEMPTION     COMMISSIONS   OTHER COMPENSATION
-------------------------------------------- ------------------ ----------------- ------------- -------------------
MetLife Investors Distribution Company...... $150,530,898       $0                $0            $0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS



(1) - - - -MetLife Insurance Company of Connecticut
     1300 Hall Boulevard
     Bloomfield, CT 06002-2910



ITEM 31. MANAGEMENT SERVICES

Not Applicable.


ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:


(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;


(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and


(c) To deliver with any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


MetLife Insurance Company of Connecticut hereby represents:


(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the MetLife Insurance
     Company of Connecticut.

                                   SIGNATURES



As required by the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf, in Bloomfield, Connecticut, on April 4, 2014.


                    MetLife Insurance Company of Connecticut

                                  (Registrant)


                    MetLife Insurance Company of Connecticut
                                  (Depositor)


                     By:          /s/ ELIZABETH M. FORGET
                            ----------------------------------
                   Elizabeth M. Forget, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 4, 2014.



    /s// *ERIC T. STEIGERWALT          Director, Chairman of the Board, President and Chief
     ------------------------
                                       Executive Officer
  (Eric T. Steigerwalt)
       /s/ *ELIZABETH M. FORGET        Director
     ------------------------
  (Elizabeth M. Forget)
       /s/ *GENE L. LUNMAN             Director
     ------------------------
  (Gene L. Lunman)
      /s/ *STANLEY J. TALBI            Executive Vice President and Chief Financial Officer
     ------------------------
  (Stanley J. Talbi)
      /s/ *PETER M. CARLSON            Executive Vice President and Chief Accounting Officer
     ------------------------
  (Peter M. Carlson)

                      *By:              /s/ MYRA L. SAUL
                                        ---------------------------------------

                         Myra L. Saul, Attorney-in-fact




* MetLife Insurance Company of Connecticut. Executed by Myra L. Saul on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX




10. Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)